UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21295

JPMorgan Trust I

(Exact name of registrant as specified in charter)

245 Park Avenue

New York, NY 10167

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: June 30

Date of reporting period: July 1, 2010 through December 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Semi-Annual Report

J.P. Morgan Mid Cap/Multi-Cap Funds

December 31, 2010 (Unaudited)

JPMorgan Growth Advantage Fund

JPMorgan Mid Cap Core Fund

JPMorgan Mid Cap Equity Fund

JPMorgan Mid Cap Growth Fund

JPMorgan Mid Cap Value Fund

JPMorgan Multi-Cap Market Neutral Fund

JPMorgan Value Advantage Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

“Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Last summer, investors’ optimism in the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010. After experiencing a period of volatility towards the end of the summer, however, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the six-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 23.3% from six months prior.

Small caps and growth stocks outpace other style categories

Small cap stocks led the style categories over the past six months (the Russell 2000 Index returned 29.4%, compared to 28.1% and 24.0% as measured by the Russell Mid Cap Index and Russell 1000 Index, respectively). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 26.4% for the six-month reporting period, compared to 21.7% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 30.7%, while the Russell Midcap Value Index returned 25.9%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 32.1%, compared to 26.6%, as of the end of the six-month reporting period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, prompting yields to increase sharply. As of the end of the six-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond rose, from 3.0% to 3.3%. Yields on the 30-year U.S Treasury bond rose from 3.9% to 4.3% as of the end of the period, and the two-year U.S. Treasury note remained flat at 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 1.2%, while the Barclays Capital High Yield Index returned 10.2%, and the Barclays Capital Emerging Markets Index returned 6.8% for the six-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	1

J.P. Morgan Mid Cap/Multi-Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Stocks in most of the world’s capital markets rallied during the six months ended December 31, 2010. In the United States, investor sentiment was supported by strong corporate earnings, better-than-expected economic data, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

U.S. stocks, as measured by the S&P 500 Index, returned 23.27% for the six months ended December 31, 2010. Among U.S. stocks, small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period. The Russell Midcap Index, which is comprised of U.S. mid-cap stocks, returned 28.12% for the six months ended December 31, 2010, while the Russell Midcap Growth Index and the Russell Midcap Value Index returned 30.71% and 25.86%, respectively.

2	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	28.99%
Russell 3000 Growth Index	26.83%

Net Assets as of 12/31/2010 (In Thousands)	$798,440

INVESTMENT OBJECTIVE**

The JPMorgan Growth Advantage Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 3000 Growth Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the consumer discretionary and producer durables sectors contributed to relative performance. The Fund’s stock selection in the technology sector and stock selection and overweight in the financial services sector detracted from relative performance.

The Fund’s individual contributors to relative performance included Cummins Inc., Amazon.com, Inc. and Valeant Pharmaceuticals International Inc. Cummins Inc., a provider of components for truck engines, reported strong earnings driven mainly by robust demand for new trucks in emerging markets. Meanwhile, demand in North America continued to recover from very depressed levels as trucking companies replaced their aging truck fleets. Amazon.com, Inc., an online retailer, reported better-than-expected profit, as the company continued to grow its revenue and gain market share despite the challenging environment for retail spending. Shares of Valeant Pharmaceuticals International Inc. rose after the specialty pharmaceutical company completed its merger with Biovail

Corp. and reported a positive outlook for 2011, suggesting that the integration of the two companies was proceeding faster than investors had initially anticipated.

Individual detractors from the Fund’s relative performance included Thoratec Corp., a manufacturer of mechanical circulatory support products used by patients with heart failure. The stock declined following an announcement that a competitor’s experimental heart pump showed favorable results in trials, raising concerns that Thoratec Corp. could lose market share. The Fund’s underweight positions in Exxon Mobil Corp. and International Business Machines Corp. also detracted from relative performance as both of these stocks were strong performers in the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies across market capitalizations in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the financial services sector, while the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	3

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	6.6%
2.	Amazon.com, Inc.	3.4
3.	Concho Resources, Inc.	1.9
4.	Valeant Pharmaceuticals International, Inc.	1.9
5.	Cummins, Inc.	1.8
6.	Schlumberger Ltd.	1.8
7.	Lamar Advertising Co., Class A	1.7
8.	Freeport-McMoRan Copper & Gold, Inc.	1.6
9.	Agilent Technologies, Inc.	1.6
10.	UnitedHealth Group, Inc.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	30.6%
Consumer Discretionary	18.9
Health Care	13.5
Industrials	12.7
Financials	9.7
Energy	7.0
Materials	4.2
Consumer Staples	1.2
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

4	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	10/29/99
Without Sales Charge		28.99%	21.11%	6.55%	2.14%
With Sales Charge**		22.30	14.74	5.41	1.59
CLASS B SHARES	10/29/99
Without CDSC		28.73	20.51	5.93	1.59
With CDSC***		23.73	15.51	5.61	1.59
CLASS C SHARES	5/1/06
Without CDSC		28.53	20.33	5.93	1.49
With CDSC****		27.53	19.33	5.93	1.49
CLASS R5 SHARES	1/8/09	29.20	21.57	6.86	2.29
SELECT CLASS SHARES	5/1/06	29.14	21.32	6.79	2.25

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

As of August 17, 2005, the Fund changed its name, investment objective, certain investment policies and benchmark. Prior to that time, the Fund operated as JPMorgan Mid Cap Growth Fund. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to August 17, 2005 might be less pertinent for investors considering whether to purchase shares of the Fund. The performance for the Class A and Class B Shares before March 23, 2001 is based on the performance of the Class A and Class B Shares of the Fund’s predecessor, H&Q IPO & Emerging Company Fund, a series of Hambrecht & Quist Fund Trust, which transferred all of its assets and liabilities to the Fund pursuant to a reorganization on that date. The predecessor’s investment program was identical to that of the Fund prior to December 3, 2001. The predecessor’s Class A and Class B expenses were substantially similar to those of Class A and Class B of the Fund. Returns for the Class C Shares prior to their inception date are based on the performance of Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for the

Select Class Shares prior to their inception date are based on the performance of Class A Shares. During this period, the actual returns of Select Class Shares would have been different because Select Class Shares have different expenses than Class A Shares. Returns for Class R5 Shares prior to its inception date are based on the performance of Select Class Shares from May 1, 2006 to June 30, 2009 and Class A Shares prior to May 1, 2006. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class and Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth Advantage Fund, the Russell 3000 Growth Index and the Lipper Multi-Cap Growth Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 3000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Growth Index is an unmanaged index which measures the performance of those Russell 3000 Index companies (largest 3000 U.S. companies) with higher price-to-book ratios and higher forecasted growth values. The Lipper Multi-Cap Growth Funds Index is an index based on total

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	5

JPMorgan Growth Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year annual average total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 30, 2010 (FUND INCEPTION DATE) THROUGH DECEMBER 31, 2010

(Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	5.91%
Russell Midcap Index	6.92%

Net Assets as of 12/31/2010 (In Thousands)	$3,228

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Core Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index for the period November 30, 2010 through December 31, 2010. The Fund’s stock selection in the utilities, health care and materials and processing sectors detracted from relative performance. The Fund’s stock selection in the financial services, producer durables and consumer staples sectors contributed to relative performance.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers invested in companies that, in their view, had leading competitive advantages, predictable and durable business models, sustainable free cash flow generation and management teams committed to increasing intrinsic value.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Devon Energy Corp.	2.8%
2.	Jarden Corp.	2.8
3.	Silgan Holdings, Inc.	2.7
4.	Iberiabank Corp.	2.2
5.	Walgreen Co.	2.2
6.	Calamos Asset Management, Inc., Class A	2.0
7.	ProAssurance Corp.	2.0
8.	Chubb Corp.	2.0
9.	Joy Global, Inc.	1.9
10.	Coventry Health Care, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.0%
Consumer Discretionary	18.5
Industrials	13.4
Energy	10.7
Health Care	10.4
Materials	8.7
Information Technology	7.1
Utilities	6.5
Consumer Staples	3.8
Short-Term Investment	0.9

*	The return shown is based on net asset value calculated for shareholder transactions any may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	7

JPMorgan Mid Cap Core Fund

FUND COMMENTARY

FOR THE PERIOD NOVEMBER 30, 2010 (FUND INCEPTION DATE) THROUGH DECEMBER 31, 2010

(Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	SINCE INCEPTION
CLASS A SHARES	11/30/10
Without Sales Charge		5.90%
With Sales Charge*		0.35
CLASS C SHARES	11/30/10
Without CDSC		5.80
With CDSC**		4.80
CLASS R2 SHARES	11/30/10	5.87
CLASS R5 SHARES	11/30/10	5.92
SELECT CLASS SHARES	11/30/10	5.91

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (11/30/2010-12/31/2010)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-data, month-end performance information please call 1-800-480-4111.

The fund commenced operations on November 30, 2010.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Core Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from November 30, 2010 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expense charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’ fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	27.29%
Russell Midcap Index	28.12%

Net Assets as of 12/31/2010 (In Thousands)	$453,503

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Equity Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell Midcap Index for the six months ended December 31, 2010. The Fund’s stock selection in the materials and health care sectors detracted from relative performance, while the Fund’s stock selection in the information technology sector as well as an overweight and stock selection in the consumer discretionary sector contributed to relative performance.

Individual detractors from the Fund’s relative performance included Lincare Holdings, Inc., Wilmington Trust Corp. and Thoratec Corp. Shares of Lincare Holdings, Inc., a provider of oxygen and other respiratory therapy services, declined on concerns surrounding lower Medicare reimbursement rates for oxygen services. Wilmington Trust Corp. is a regional bank that had suffered credit losses on loans related to construction activity. The stock declined during the reporting period as credit losses accelerated in other areas of the company’s loan portfolio. Subsequently, the Fund exited its position in Wilmington Trust Corp. Thoratec Corp. is a manufacturer of mechanical circulatory support products used by patients with heart failure. The stock declined following an announcement that a competitor’s experimental heart pump showed favorable results in trials, raising concerns that Thoratec Corp. could lose market share.

The Fund’s individual contributors to relative performance included Cummins Inc., Tyco Electronics Ltd. and Valeant Pharmaceuticals International Inc. Cummins Inc., a provider of components for truck engines, reported strong earnings driven mainly by robust demand for new trucks in emerging markets. Meanwhile, demand in North America continued to recover from very depressed levels as trucking companies replaced their aging truck fleets. Tyco Electronics Ltd. provides electronic instruments and controls. The company’s restructuring efforts left it well positioned to benefit as demand recovered in its end markets during the reporting period. In addition, investors reacted favorably to Tyco Electronics Ltd.’s acquisition of ADC Telecommunications, Inc. Shares of Valeant Pharmaceuticals International Inc. rose after the specialty pharmaceutical company completed its merger with Biovail Corp. and reported a positive outlook for 2011, suggesting that the integration of the two companies was proceeding faster than investors had initially anticipated.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing a portfolio based on company fundamentals, quantitative screening and proprietary fundamental analysis. The Fund’s portfolio managers sought to identify dominant franchises with predictable business models deemed capable of achieving sustained growth, as well as undervalued companies with the potential to grow their intrinsic value per share.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	9

JPMorgan Mid Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Tyco Electronics Ltd., (Switzerland)	1.7%
2.	Lincare Holdings, Inc.	1.3
3.	Sherwin-Williams Co. (The)	1.3
4.	Cummins, Inc.	1.3
5.	T. Rowe Price Group, Inc.	1.2
6.	Amphenol Corp., Class A	1.2
7.	Newfield Exploration Co.	1.1
8.	Carlisle Cos., Inc.	1.0
9.	NetApp, Inc.	1.0
10.	Gap, Inc. (The)	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Consumer Discretionary	17.9%
Financials	16.7
Information Technology	15.8
Industrials	13.9
Health Care	9.6
Energy	7.3
Utilities	5.2
Materials	5.0
Consumer Staples	3.0
Telecommunication Services	1.6
Short-Term Investment	4.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

10	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/2/09
Without Sales Charge		27.10%	23.63%	5.04%	6.29%
With Sales Charge**		20.43	17.13	3.92	5.72
CLASS C SHARES	11/2/09
Without CDSC		26.79	23.03	4.92	6.23
With CDSC***		25.79	22.03	4.92	6.23
SELECT CLASS SHARES	1/1/97	27.29	24.02	5.12	6.33

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class A and Class C Shares prior to their inception date were based on the performance of Select Class Shares. The actual returns of Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of JPMorgan Mid Cap Equity Fund, the Russell Midcap Index, the Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap

Core Funds Index and the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index and the Lipper Multi-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an Index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	11

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	31.67%
Russell Midcap Growth Index	30.71%

Net Assets as of 12/31/2010 (In Thousands)	$1,639,165

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Growth Fund (the “Fund”) seeks growth of capital and secondarily, current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell Midcap Growth Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s producer durables and consumer discretionary holdings contributed to relative performance, while the Fund’s technology and materials and processing holdings detracted from relative performance.

The Fund’s individual contributors to relative performance included Cummins Inc., Lamar Advertising Co. and Valeant Pharmaceuticals International Inc. Cummins Inc., a provider of components for truck engines, reported strong earnings driven mainly by robust demand for new trucks in emerging markets. Meanwhile, demand in North America continued to recover from very depressed levels as trucking companies replaced their aging truck fleets. Shares of Lamar Advertising Co., an outdoor advertising company, benefited as spending on advertising showed signs of recovery. Shares of Valeant Pharmaceuticals International Inc. rose after the specialty pharmaceutical company completed its merger with Biovail Corp. and reported a positive outlook for 2011, suggesting that the integration of the two companies was proceeding faster than investors had initially anticipated.

Individual detractors from the Fund’s relative performance included Thoratec Corp., a manufacturer of mechanical circulatory support products used by patients with heart failure. The stock declined following an announcement that a competitor’s experimental heart pump showed favorable results in trials, raising concerns that Thoratec Corp. could lose market share. The Fund’s underweight positions in Coca-Cola Enterprises Inc. and CF Industries Holdings, Inc. also detracted from relative performance as both of these stocks were strong performers in the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct a portfolio of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest overweights versus the Benchmark were in the technology and financial services sectors and the Fund’s largest underweights versus the Benchmark were in the consumer staples and consumer discretionary sectors.

12	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Cummins, Inc.	2.6%
2.	NetApp, Inc.	2.0
3.	Valeant Pharmaceuticals International, Inc., (Canada)	1.9
4.	Concho Resources, Inc.	1.9
5.	Agilent Technologies, Inc.	1.8
6.	Lamar Advertising Co., Class A	1.7
7.	W.W. Grainger, Inc.	1.7
8.	Tyco Electronics Ltd., (Switzerland)	1.6
9.	Harley-Davidson, Inc.	1.5
10.	Sherwin-Williams Co. (The)	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	26.7%
Industrials	19.3
Consumer Discretionary	18.0
Health Care	13.4
Financials	9.9
Energy	6.2
Materials	3.5
Others (each less than 1.0%)	1.4
Short-Term Investment	1.6

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	13

JPMorgan Mid Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		31.52%	25.09%	5.39%	3.80%
With Sales Charge**		24.58	18.53	4.26	3.25
CLASS B SHARES	1/14/94
Without CDSC		31.11	24.45	4.76	3.23
With CDSC***		26.11	19.45	4.42	3.23
CLASS C SHARES	11/4/97
Without CDSC		31.11	24.44	4.76	3.11
With CDSC****		30.11	23.44	4.76	3.11
CLASS R2 SHARES	6/19/09	31.38	24.90	5.22	3.61
SELECT CLASS SHARES	3/2/89	31.67	25.49	5.68	4.07

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares prior to its inception date are based on the performance of Select Class Shares. Prior performance for Class R2 Shares has been adjusted to reflect the differences in expenses and sales charges between classes.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Mid Cap Growth Fund, the Russell Midcap Growth Index and the Lipper Mid-Cap Growth Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Mid-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	23.60%
Russell Midcap Value Index	25.86%

Net Assets as of 12/31/2010 (In Thousands)	$6,323,039

INVESTMENT OBJECTIVE**

The JPMorgan Mid Cap Value Fund (the “Fund”) seeks growth from capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell Midcap Value Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s relative underperformance versus the Benchmark was primarily driven by negative stock selection in the health care and financials sectors. The Fund’s stock selection in the information technology sector as well as an underweight and stock selection in the utilities sector contributed to relative performance.

Individual detractors from the Fund’s relative performance included Lincare Holdings, Inc., Wilmington Trust Corp. and TCF Financial Corp. Shares of Lincare Holdings, Inc., a provider of oxygen and other respiratory therapy services, declined on concerns surrounding lower Medicare reimbursement rates for oxygen services. Shares of Wilmington Trust Corp. declined as the regional bank’s credit losses accelerated across its loan portfolio. Subsequently, the Fund exited its position in Wilmington Trust Corp. Shares of Minnesota-based bank TCF Financial Corp. declined due to concerns about federal legislation that would limit the fees that banks can charge retailers on debit-card transactions.

Individual contributors to relative performance included Williams Cos., Inc., Fortune Brands, Inc. and Tyco Electronics Ltd.

Williams Cos., Inc., is an integrated energy company. Investors reacted favorably to the company’s leadership succession plan following the announcement that the current chief executive officer would retire at the end of 2010. This announcement increased investor expectations that the company would unlock shareholder value by separating its operating segments. Meanwhile, investors were encouraged by the announcement that Fortune Brands, Inc.’s board of directors approved a separation of the company’s three consumer businesses – distilled spirits, home and security and golf products. Tyco Electronics Ltd. provides electronic instruments and controls. The company’s restructuring efforts left it well positioned to benefit as demand recovered in its end markets during the reporting period. In addition, investors reacted favorably to Tyco Electronics Ltd.’s acquisition of ADC Telecommunications, Inc.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate sustainable levels of free cash flow. The Fund’s portfolio managers believed that these types of companies should perform relatively well in what they view as a slow but sustainable economic recovery in the United States. The Fund’s largest overweight continued to be in the consumer discretionary sector. The Fund’s portfolio managers sought to own retailers with strong brands and business models that produce recurring revenue, believing that these factors, coupled with lower levels of capital spending, should contribute to their sustainable generation of free cash flow.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	15

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Gap, Inc. (The)	2.0%
2.	Loews Corp.	1.9
3.	Republic Services, Inc.	1.8
4.	Tyco Electronics Ltd., (Switzerland)	1.8
5.	Energen Corp.	1.6
6.	Becton, Dickinson & Co.	1.6
7.	Williams Cos., Inc. (The)	1.6
8.	CMS Energy Corp.	1.6
9.	Devon Energy Corp.	1.6
10.	Ball Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	23.9%
Consumer Discretionary	18.4
Utilities	10.4
Industrials	8.8
Energy	8.6
Materials	6.6
Health Care	6.0
Consumer Staples	5.5
Information Technology	5.4
Telecommunication Services	2.5
Short-Term Investment	3.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

16	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	4/30/01
Without Sales Charge		23.27%	22.82%	4.31%	8.99%
With Sales Charge**		16.79	16.38	3.19	8.40
CLASS B SHARES	4/30/01
Without CDSC		23.00	22.13	3.79	8.48
With CDSC***		18.00	17.13	3.44	8.48
CLASS C SHARES	4/30/01
Without CDSC		22.96	22.17	3.79	8.40
With CDSC****		21.96	21.17	3.79	8.40
CLASS R2 SHARES	11/3/08	23.14	22.48	4.20	8.93
INSTITUTIONAL CLASS SHARES	11/13/97	23.60	23.34	4.82	9.52
SELECT CLASS SHARES	10/31/01	23.45	23.12	4.57	9.27

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class A, Class B, Class C and Select Class Shares prior to their inception dates are based on the performance of Institutional Class Shares. During these periods, the actual returns of Class A, Class B, Class C and Select Class Shares would have been lower than shown because Class A, Class B, Class C and Select Class Shares have higher expenses than Institutional Class Shares. Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares from April 30, 2001 to December 31, 2008 and Institutional Class Shares prior to April 30, 2001. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A and Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Mid Cap Value Fund, the Russell Mid-cap Value Index, the Lipper Mid-Cap Core Funds Index and the Lipper

Mid-Cap Value Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell Midcap Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Mid-Cap Core Funds Index and the Lipper Mid-Cap Value Funds Index are indexes based on total returns of certain groups of mutual funds as determined by Lipper, Inc. The Fund’s Lipper Index changed to the Lipper Mid-Cap Core Funds Index because Lipper recategorized the Fund. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	17

JPMorgan Mid Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	-1.23%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.08%

Net Assets as of 12/31/2010 (In Thousands)	$580,414

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Cap Market Neutral Fund (the “Fund”) seeks long-term capital preservation and growth by using strategies designed to produce returns which have no correlation with general domestic market performance.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index for the six months ended December 31, 2010.

The Fund categorizes its universe of stocks into five supersectors. Of the Fund’s five supersector categories, stock selection in the consumer, financial and health care sectors produced negative returns during the reporting period and detracted the most from performance. Positive stock selection in the industrial and technology sectors helped somewhat offset these losses. Overall, the Fund’s short positions detracted from the Fund’s performance, while the Fund’s long positions contributed to the Fund’s performance.

Within these supersectors, the Fund’s portfolio managers employed a quantitative bottom-up approach to their stock selection process, focusing on both valuation and fundamentals.

The Fund’s valuation stock selection model seeks to determine how a stock is priced relative to its intrinsic value by considering valuation factors such as a company’s cash flow and price-to-book values. The valuation stock selection model was slightly negative during the reporting period as investors paid less attention to cash flow in comparison to other metrics.

The Fund’s fundamentals stock selection model attempts to identify how healthy a company’s short-term operating trends are judged to be, using metrics such as stock price momentum and earnings momentum. The approach benefited as investors began to show signs of a renewed focus on company fundamentals.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers ranked stocks within a universe of approximately 1,300 large-cap, mid-cap and high-end small-cap stocks. The Fund owned more than 350 long and short positions during the reporting period and was sector-neutral. The Fund’s portfolio managers sought to go long on inexpensive stocks with improving fundamentals and short on expensive stocks with deteriorating fundamentals. They continued to use strategies designed to produce returns that have no correlation with general domestic market performance.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	19

JPMorgan Multi-Cap Market Neutral Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY LONG HOLDINGS OF THE PORTFOLIO***
1.	Cliffs Natural Resources, Inc.	0.5%
2.	Freeport-McMoRan Copper & Gold, Inc.	0.5
3.	Jo-Ann Stores, Inc.	0.5
4.	Concho Resources, Inc.	0.5
5.	Walter Energy, Inc.	0.5
6.	InterDigital, Inc.	0.5
7.	Dana Holding Corp.	0.4
8.	Williams-Sonoma, Inc.	0.4
9.	Eastman Chemical Co.	0.4
10.	Corn Products International, Inc.	0.4

TOP TEN EQUITY SHORT HOLDINGS OF THE PORTFOLIO****
1.	Edwards Lifesciences Corp.	0.5%
2.	SandRidge Energy, Inc.	0.5
3.	USG Corp.	0.5
4.	Ciena Corp.	0.5
5.	Janus Capital Group, Inc.	0.5
6.	Brookdale Senior Living, Inc.	0.5
7.	EQT Corp.	0.5
8.	Terex Corp.	0.5
9.	Consol Energy, Inc.	0.5
10.	Spectra Energy Corp.	0.5

PORTFOLIO COMPOSITION BY SECTOR LONG POSITIONS***
Consumer Discretionary	19.1%
Information Technology	15.9
Financials	11.2
Industrials	10.6
Health Care	10.5
Energy	7.5
Materials	7.5
Utilities	5.6
Consumer Staples	4.1
Telecommunication Services	0.5
Short-Term Investment	7.5

PORTFOLIO COMPOSITION BY SECTOR SHORT POSITIONS****
Information Technology	17.6%
Industrials	15.8
Financials	12.8
Health Care	11.5
Energy	11.1
Consumer Discretionary	10.1
Materials	8.1
Consumer Staples	6.7
Utilities	5.2
Telecommunication Services	1.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2010. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2010. The Fund’s composition is subject to change.

20	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	5/23/03
Without Sales Charge		(1.34)%	(4.58)%	(0.27)%	1.30%
With Sales Charge**		(6.54)	(9.62)	(1.33)	0.59
CLASS B SHARES	5/23/03
Without CDSC		(1.69)	(5.31)	(1.02)	0.54
With CDSC***		(6.69)	(10.31)	(1.44)	0.54
CLASS C SHARES	5/23/03
Without CDSC		(1.80)	(5.30)	(1.02)	0.54
With CDSC****		(2.80)	(6.30)	(1.02)	0.54
SELECT CLASS SHARES	5/23/03	(1.23)	(4.35)	(0.01)	1.55

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/23/03 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 23, 2003.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Multi-Cap Market Neutral Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index and the Lipper Equity Market-Neutral Funds Average from May 23, 2003 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Market-Neutral Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Lipper Equity Market-Neutral Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net assets value in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	21

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	20.88%
Russell 3000 Value Index	22.12%

Net Assets as of 12/31/2010 (In Thousands)	$816,152

INVESTMENT OBJECTIVE**

The JPMorgan Value Advantage Fund (the “Fund”) seeks to provide long-term total return from a combination of income and capital gains.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 3000 Value Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s relative underperformance versus the Benchmark was driven primarily by the Fund’s stock selection in the energy sector, as well as an underweight and stock selection in the materials sector. The Fund’s underweight and stock selection the consumer staples sector and stock selection in the financials sector contributed to relative performance.

Individual detractors from the Fund’s relative performance included Wilmington Trust Corp., United Community Banks, Inc. and Lincare Holdings, Inc. Shares of Wilmington Trust Corp. declined as the regional bank’s credit losses accelerated across its loan portfolio. Regional bank United Community Banks, Inc. also suffered continuing credit losses in its loan portfolio. Subsequently, the Fund exited its positions in United Community Banks, Inc. and Wilmington Trust Corp. Shares of Lincare Holdings, Inc., a provider of oxygen and other respiratory therapy services, declined on concerns surrounding lower Medicare reimbursement rates for oxygen services.

Individual contributors to relative performance included Devon Energy Corp., Wells Fargo & Co. and Exxon Mobil Corp. Shares of Devon Energy Corp., an oil and gas operations company, benefited from the sale of its international and offshore assets, including those in the Gulf of Mexico that it sold shortly before the oil spill. Devon Energy Corp. also announced plans to buy back its stock. Shares of financial services provider Wells Fargo & Co. benefited from investor expectations that the company’s strong earnings power would allow it to return excess capital to shareholders. Exxon Mobil Corp. reported strong operating results and benefited from the increasing price of oil and gasoline.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection and sought to identify durable franchises possessing the ability to generate significant levels of free cash flow. Bottom-up fundamental research led the Fund’s portfolio managers to several larger-cap stocks with significant excess cash reserves and strong balance sheets. In their view, these stocks appeared to be trading at more attractive levels than many of the cyclical stocks in the industrials and materials sectors, both sectors in which the Fund was underweight.

The Fund’s largest overweight was in the consumer discretionary sector. The Fund’s portfolio managers attempted to own retailers with strong brands and recurring revenue business models. They believed that these factors coupled with lower levels of capital spending should contribute to the generation of free cash flow.

22	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.7%
2.	Loews Corp.	3.4
3.	Devon Energy Corp.	3.1
4.	Exxon Mobil Corp.	2.5
5.	Gap, Inc. (The)	2.2
6.	AT&T, Inc.	2.0
7.	Teekay Corp., (Canada)	2.0
8.	Merck & Co., Inc.	1.8
9.	Oneok, Inc.	1.8
10.	Johnson & Johnson	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Financials	31.3%
Consumer Discretionary	14.1
Energy	11.8
Health Care	10.2
Utilities	7.0
Consumer Staples	6.1
Telecommunication Services	3.8
Industrials	3.6
Information Technology	3.2
Materials	2.3
Investment Company	1.0
Short-Term Investment	5.6

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	23

JPMorgan Value Advantage Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/28/05
Without Sales Charge		20.61%	20.22%	5.54%	6.02%
With Sales Charge**		14.31	13.88	4.41	5.05
CLASS C SHARES	2/28/05
Without CDSC		20.33	19.62	5.01	5.50
With CDSC***		19.33	18.62	5.01	5.50
INSTITUTIONAL CLASS SHARES	2/28/05	20.88	20.72	6.08	6.46
SELECT CLASS SHARES	2/28/05	20.71	20.48	5.80	6.29

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/05 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2005.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Value Advantage Fund, the Russell 3000 Value Index and the Lipper Multi-Cap Value Funds Index from February 28, 2005 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Value Index is an unmanaged index which measures the performance of those Russell 3000 companies (largest 3000 U.S. companies) with lower price-to-book ratios and lower forecasted growth values. The Lipper Multi-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

24	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.7%
	Consumer Discretionary — 18.7%
	Auto Components — 2.5%
251	Gentex Corp.	7,422
322	Johnson Controls, Inc.	12,297

		19,719

	Automobiles — 1.3%
310	Harley-Davidson, Inc. (c)	10,744

	Diversified Consumer Services — 1.4%
149	American Public Education, Inc. (a)	5,556
127	Sotheby’s (c)	5,724

		11,280

	Hotels, Restaurants & Leisure — 1.9%
174	Cheesecake Factory, Inc. (The) (a) (c)	5,344
183	Gaylord Entertainment Co. (a)	6,563
184	International Game Technology	3,261

		15,168

	Household Durables — 1.0%
171	Harman International Industries, Inc. (a)	7,908

	Internet & Catalog Retail — 3.8%
149	Amazon.com, Inc. (a)	26,802
18	NetFlix, Inc. (a)	3,233

		30,035

	Media — 4.0%
336	Lamar Advertising Co., Class A (a)	13,394
181	Scripps Networks Interactive, Inc., Class A	9,383
246	Walt Disney Co. (The)	9,216

		31,993

	Specialty Retail — 1.9%
230	Dick’s Sporting Goods, Inc. (a) (c)	8,610
373	OfficeMax, Inc. (a)	6,598

		15,208

	Textiles, Apparel & Luxury Goods — 0.9%
131	Coach, Inc.	7,240

	Total Consumer Discretionary	149,295

	Consumer Staples — 1.2%
	Beverages — 1.2%
147	Coca-Cola Co. (The)	9,675

	Energy — 6.9%
	Energy Equipment & Services — 2.8%
172	Cameron International Corp. (a)	8,730
166	Schlumberger Ltd.	13,886

		22,616

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 4.1%
69	Apache Corp.	8,191
175	Concho Resources, Inc. (a)	15,368
229	Forest Oil Corp. (a)	8,684

		32,243

	Total Energy	54,859

	Financials — 9.6%
	Capital Markets — 3.4%
191	Lazard Ltd., (Bermuda), Class A	7,543
68	LPL Investment Holdings, Inc. (a)	2,484
467	Och-Ziff Capital Management Group LLC, Class A	7,271
153	T. Rowe Price Group, Inc.	9,862

		27,160

	Commercial Banks — 2.0%
295	U.S. Bancorp	7,954
258	Wells Fargo & Co.	7,995

		15,949

	Consumer Finance — 1.4%
249	American Express Co.	10,674

	Diversified Financial Services — 1.0%
26	CME Group, Inc.	8,237

	Insurance — 1.8%
130	ACE Ltd., (Switzerland)	8,092
141	AON Corp.	6,489

		14,581

	Total Financials	76,601

	Health Care — 13.4%
	Biotechnology — 2.1%
64	Alexion Pharmaceuticals, Inc. (a) (c)	5,179
67	Biogen Idec, Inc. (a)	4,486
124	Celgene Corp. (a)	7,339

		17,004

	Health Care Equipment & Supplies — 1.8%
164	Sirona Dental Systems, Inc. (a)	6,856
257	Thoratec Corp. (a)	7,270

		14,126

	Health Care Providers & Services — 6.0%
98	DaVita, Inc. (a)	6,824
222	Emeritus Corp. (a) (c)	4,370
212	Express Scripts, Inc. (a)	11,432
142	Healthspring, Inc. (a)	3,775
341	Lincare Holdings, Inc.	9,161
345	UnitedHealth Group, Inc.	12,447

		48,009

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	25

JPMorgan Growth Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — 1.6%
301	Agilent Technologies, Inc. (a)	12,458

	Pharmaceuticals — 1.9%
542	Valeant Pharmaceuticals International, Inc., (Canada) (c)	15,336

	Total Health Care	106,933

	Industrials — 12.5%
	Aerospace & Defense — 2.6%
92	Goodrich Corp.	8,058
112	HEICO Corp. (c)	5,697
53	Precision Castparts Corp.	7,413

		21,168

	Airlines — 0.8%
495	Delta Air Lines, Inc. (a)	6,241

	Electrical Equipment — 1.2%
133	Rockwell Automation, Inc.	9,537

	Machinery — 4.0%
129	Cummins, Inc.	14,202
130	Deere & Co.	10,755
130	Wabtec Corp. (c)	6,892

		31,849

	Road & Rail — 2.5%
462	Avis Budget Group, Inc. (a) (c)	7,182
125	J.B. Hunt Transport Services, Inc.	5,097
248	Old Dominion Freight Line, Inc. (a)	7,921

		20,200

	Trading Companies & Distributors — 1.4%
79	W.W. Grainger, Inc. (c)	10,952

	Total Industrials	99,947

	Information Technology — 30.3%
	Communications Equipment — 3.2%
215	Juniper Networks, Inc. (a)	7,942
244	QUALCOMM, Inc.	12,061
158	Riverbed Technology, Inc. (a)	5,539

		25,542

	Computers & Peripherals — 8.5%
163	Apple, Inc. (a)	52,496
227	EMC Corp. (a)	5,187
191	NetApp, Inc. (a) (c)	10,514

		68,197

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electronic Equipment, Instruments & Components — 2.6%
197	Amphenol Corp., Class A	10,376
303	Tyco Electronics Ltd., (Switzerland)	10,716

		21,092

	Internet Software & Services — 1.6%
21	Google, Inc., Class A (a)	12,414

	IT Services — 3.9%
304	CGI Group, Inc., (Canada), Class A (a)	5,250
153	Cognizant Technology Solutions Corp., Class A (a)	11,199
145	FleetCor Technologies, Inc. (a)	4,474
44	MasterCard, Inc., Class A	9,861

		30,784

	Office Electronics — 0.8%
175	Zebra Technologies Corp., Class A (a)	6,656

	Semiconductors & Semiconductor Equipment — 3.2%
225	Broadcom Corp., Class A	9,799
164	Lam Research Corp. (a)	8,487
386	Marvell Technology Group Ltd., (Bermuda) (a)	7,158

		25,444

	Software — 6.5%
99	Autodesk, Inc. (a)	3,770
72	Citrix Systems, Inc. (a)	4,898
106	Concur Technologies, Inc. (a)	5,526
184	MICROS Systems, Inc. (a)	8,048
251	Microsoft Corp.	7,019
393	Oracle Corp.	12,292
43	Salesforce.com, Inc. (a)	5,689
166	Taleo Corp., Class A (a)	4,598

		51,840

	Total Information Technology	241,969

	Materials — 4.1%
	Chemicals — 1.3%
127	Sherwin-Williams Co. (The)	10,594

	Containers & Packaging — 1.2%
85	Bemis Co., Inc.	2,782
111	Greif, Inc., Class A	6,896

		9,678

	Metals & Mining — 1.6%
106	Freeport-McMoRan Copper & Gold, Inc.	12,705

	Total Materials	32,977

	Total Common Stocks (Cost $561,659)	772,256

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.2%
	Investment Company — 2.2%
17,590	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $17,590)	17,590

Investment of Cash Collateral for Securities on Loan — 7.2%
	Investment Company — 7.2%
57,248	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $57,248)	57,248

	Total Investments — 106.1% (Cost $636,497)	847,094
	Liabilities in Excess of Other Assets — (6.1)%	(48,654)

	NET ASSETS — 100.0%	$798,440

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	27

JPMorgan Mid Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.4%
	Consumer Discretionary — 18.0%
	Automobiles — 1.3%
1	Harley-Davidson, Inc.	42

	Distributors — 1.2%
1	Genuine Parts Co.	40

	Hotels, Restaurants & Leisure — 3.1%
2	Brinker International, Inc.	49
1	Penn National Gaming, Inc. (a)	51

		100

	Household Durables — 5.3%
3	Jarden Corp.	89
2	Newell Rubbermaid, Inc.	40
2	Toll Brothers, Inc. (a)	39

		168

	Media — 1.2%
1	Morningstar, Inc.	40

	Multiline Retail — 1.6%
1	Nordstrom, Inc.	53

	Specialty Retail — 4.3%
3	Chico’s FAS, Inc.	39
1	Dick’s Sporting Goods, Inc. (a)	49
1	Williams-Sonoma, Inc.	49

		137

	Total Consumer Discretionary	580

	Consumer Staples — 3.7%
	Beverages — 1.6%
1	Hansen Natural Corp. (a)	52

	Food & Staples Retailing — 2.1%
2	Walgreen Co.	68

	Total Consumer Staples	120

	Energy — 10.4%
	Energy Equipment & Services — 4.3%
2	Exterran Holdings, Inc. (a)	44
2	Patterson-UTI Energy, Inc.	45
1	Tidewater, Inc.	51

		140

	Oil, Gas & Consumable Fuels — 6.1%
1	Cimarex Energy Co.	54
1	Concho Resources, Inc. (a)	53
1	Devon Energy Corp.	89

		196

	Total Energy	336

SHARES		SECURITY DESCRIPTION	VALUE($)

		Financials — 19.5%
		Capital Markets — 6.5%
5		Calamos Asset Management, Inc., Class A	64
2		Eaton Vance Corp.	48
—	(h)	Greenhill & Co., Inc.	40
3		TD AMERITRADE Holding Corp.	56

			208

		Commercial Banks — 4.8%
2		Associated Banc-Corp.	35
1		Iberiabank Corp.	70
4		Umpqua Holdings Corp.	51

			156

		Insurance — 4.0%
1		Chubb Corp.	64
1		ProAssurance Corp. (a)	64

			128

		Real Estate Investment Trusts (REITs) — 2.6%
1		Mid-America Apartment Communities, Inc.	47
1		National Retail Properties, Inc.	38

			85

		Thrifts & Mortgage Finance — 1.6%
4		First Niagara Financial Group, Inc.	51

		Total Financials	628

		Health Care — 10.1%
		Health Care Equipment & Supplies — 1.5%
1		IDEXX Laboratories, Inc. (a)	47

		Health Care Providers & Services — 8.6%
2		Coventry Health Care, Inc. (a)	58
1		Laboratory Corp. of America Holdings (a)	47
—	(h)	McKesson Corp.	32
1		Patterson Cos., Inc.	39
2		UnitedHealth Group, Inc.	56
2		VCA Antech, Inc. (a)	47

			279

		Total Health Care	326

		Industrials — 13.0%
		Aerospace & Defense — 2.7%
—	(h)	Goodrich Corp.	41
1		TransDigm Group, Inc. (a)	46

			87

		Commercial Services & Supplies — 2.7%
3		KAR Auction Services, Inc. (a)	44
2		Waste Connections, Inc.	43

			87

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Electrical Equipment — 1.2%
1		Regal-Beloit Corp.	40

		Machinery — 6.4%
1		Dover Corp.	56
1		Eaton Corp.	52
1		Joy Global, Inc.	59
1		Toro Co. (The)	40

			207

		Total Industrials	421

		Information Technology — 6.9%
		Computers & Peripherals — 1.5%
1		NetApp, Inc. (a)	48

		Electronic Equipment, Instruments & Components — 1.5%
1		Anixter International, Inc.	50

		Semiconductors & Semiconductor Equipment — 2.5%
1		Linear Technology Corp.	45
2		Marvell Technology Group Ltd., (Bermuda) (a)	36

			81

		Software — 1.4%
1		MICROS Systems, Inc. (a)	45

		Total Information Technology	224

		Materials — 8.4%
		Chemicals — 2.5%
—	(h)	Lubrizol Corp.	35
1		Scotts Miracle-Gro Co. (The), Class A	45

			80

		Containers & Packaging — 4.3%
2		Crown Holdings, Inc. (a)	56
2		Silgan Holdings, Inc.	84

			140

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 1.6%
1	Reliance Steel & Aluminum Co.	52

	Total Materials	272

	Utilities — 6.4%
	Electric Utilities — 1.3%
1	Southern Co.	42

	Gas Utilities — 1.2%
1	Northwest Natural Gas Co.	39

	Multi-Utilities — 3.9%
2	CMS Energy Corp.	40
1	NorthWestern Corp.	40
1	Wisconsin Energy Corp.	44

		124

	Total Utilities	205

	Total Common Stocks (Cost $2,943)	3,112

Short-Term Investment — 0.8%
	Investment Company — 0.8%
27	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $27)	27

	Total Investments — 97.2% (Cost $2,970)	3,139
	Other Assets in Excess of Liabilities — 2.8%	89

	NET ASSETS — 100.0%	$3,228

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	29

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.4%
	Consumer Discretionary — 17.8%
	Auto Components — 0.6%
93	Gentex Corp. (c)	2,761

	Automobiles — 0.8%
99	Harley-Davidson, Inc. (c)	3,415

	Distributors — 0.5%
41	Genuine Parts Co.	2,094

	Diversified Consumer Services — 0.8%
84	Education Management Corp. (a)	1,525
51	Sotheby’s (c)	2,291

		3,816

	Hotels, Restaurants & Leisure — 2.9%
48	Cheesecake Factory, Inc. (The) (a) (c)	1,463
34	Darden Restaurants, Inc.	1,582
63	International Game Technology	1,119
44	Marriott International, Inc., Class A	1,811
121	MGM Resorts International (a)	1,792
12	Panera Bread Co., Class A (a)	1,245
42	Starwood Hotels & Resorts Worldwide, Inc. (c)	2,528
33	Yum! Brands, Inc.	1,624

		13,164

	Household Durables — 1.5%
49	Fortune Brands, Inc.	2,922
53	Harman International Industries, Inc. (a)	2,459
43	Jarden Corp.	1,324

		6,705

	Internet & Catalog Retail — 1.1%
69	Expedia, Inc.	1,739
7	NetFlix, Inc. (a)	1,247
5	priceline.com, Inc. (a)	2,038

		5,024

	Media — 3.5%
30	Cablevision Systems Corp., Class A	1,025
94	CBS Corp., Class B	1,785
78	Clear Channel Outdoor Holdings, Inc., Class A (a)	1,090
104	DISH Network Corp., Class A (a)	2,053
120	Gannett Co., Inc.	1,805
96	Lamar Advertising Co., Class A (a) (c)	3,805
26	Omnicom Group, Inc.	1,168
49	Scripps Networks Interactive, Inc., Class A	2,556
2	Washington Post Co. (The), Class B	815

		16,102

	Multiline Retail — 0.5%
88	Macy’s, Inc.	2,224

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 4.1%
7	AutoZone, Inc. (a)	1,799
53	Bed Bath & Beyond, Inc. (a)	2,590
67	Dick’s Sporting Goods, Inc. (a) (c)	2,501
200	Gap, Inc. (The)	4,426
113	OfficeMax, Inc. (a)	1,995
50	Staples, Inc.	1,132
32	Tiffany & Co.	2,018
53	TJX Cos., Inc.	2,348

		18,809

	Textiles, Apparel & Luxury Goods — 1.5%
57	Coach, Inc.	3,136
28	Phillips-Van Heusen Corp.	1,764
16	Polo Ralph Lauren Corp.	1,753

		6,653

	Total Consumer Discretionary	80,767

	Consumer Staples — 3.0%
	Beverages — 0.5%
26	Brown-Forman Corp., Class B	1,809
18	Dr. Pepper Snapple Group, Inc.	640

		2,449

	Food & Staples Retailing — 0.6%
123	Safeway, Inc.	2,755

	Food Products — 1.4%
36	Green Mountain Coffee Roasters, Inc. (a)	1,176
50	JM Smucker Co. (The)	3,250
29	Ralcorp Holdings, Inc. (a)	1,905

		6,331

	Household Products — 0.3%
19	Energizer Holdings, Inc. (a)	1,356

	Tobacco — 0.2%
8	Lorillard, Inc.	681

	Total Consumer Staples	13,572

	Energy — 7.3%
	Energy Equipment & Services — 1.1%
58	Cameron International Corp. (a)	2,934
19	CARBO Ceramics, Inc. (c)	1,926

		4,860

	Oil, Gas & Consumable Fuels — 6.2%
48	Concho Resources, Inc. (a)	4,173
102	CVR Energy, Inc. (a)	1,550
45	Devon Energy Corp.	3,517
144	El Paso Corp.	1,986

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
59	EQT Corp.	2,663
64	Forest Oil Corp. (a)	2,429
22	Kinder Morgan Management LLC (a)	1,479
66	Newfield Exploration Co. (a)	4,781
62	Teekay Corp., (Canada)	2,044
145	Williams Cos., Inc. (The)	3,577

		28,199

	Total Energy	33,059

	Financials — 16.6%
	Capital Markets — 4.2%
40	Ameriprise Financial, Inc.	2,319
115	Invesco Ltd.	2,760
58	Lazard Ltd., (Bermuda), Class A	2,283
31	LPL Investment Holdings, Inc. (a)	1,124
28	Northern Trust Corp.	1,563
91	Och-Ziff Capital Management Group LLC, Class A (c)	1,413
86	T. Rowe Price Group, Inc.	5,579
102	TD AMERITRADE Holding Corp.	1,930

		18,971

	Commercial Banks — 3.7%
68	BancorpSouth, Inc.	1,080
36	BB&T Corp.	954
38	BOK Financial Corp. (c)	2,008
21	City National Corp.	1,307
47	Comerica, Inc.	1,985
21	Cullen/Frost Bankers, Inc.	1,277
122	Fifth Third Bancorp	1,784
29	M&T Bank Corp.	2,533
68	SunTrust Banks, Inc.	2,001
37	TCF Financial Corp.	549
52	Zions Bancorp	1,258

		16,736

	Diversified Financial Services — 0.4%
49	MSCI, Inc., Class A (a)	1,897

	Insurance — 5.9%
81	AON Corp.	3,739
9	Arch Capital Group Ltd., (Bermuda) (a)	784
84	Cincinnati Financial Corp.	2,673
47	HCC Insurance Holdings, Inc.	1,354
108	Loews Corp.	4,214
213	Old Republic International Corp.	2,909
82	OneBeacon Insurance Group Ltd., Class A	1,242
54	Principal Financial Group, Inc.	1,752

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
22	Symetra Financial Corp.	295
58	Transatlantic Holdings, Inc.	2,999
100	W.R. Berkley Corp.	2,724
85	XL Group plc, (Ireland)	1,857

		26,542

	Real Estate Investment Trusts (REITs) — 1.6%
33	HCP, Inc.	1,207
56	Kimco Realty Corp.	1,010
8	Public Storage	842
50	Regency Centers Corp.	2,116
26	Vornado Realty Trust	2,146

		7,321

	Real Estate Management & Development — 0.4%
110	Brookfield Properties Corp.	1,933

	Thrifts & Mortgage Finance — 0.4%
8	Capitol Federal Financial, Inc.	90
131	People’s United Financial, Inc.	1,835

		1,925

	Total Financials	75,325

	Health Care — 9.5%
	Biotechnology — 0.5%
26	Alexion Pharmaceuticals, Inc. (a) (c)	2,086

	Health Care Equipment & Supplies — 1.7%
43	Becton, Dickinson & Co.	3,634
48	Sirona Dental Systems, Inc. (a)	1,997
78	Thoratec Corp. (a)	2,195

		7,826

	Health Care Providers & Services — 4.8%
32	AmerisourceBergen Corp.	1,102
102	Brookdale Senior Living, Inc. (a)	2,177
36	Community Health Systems, Inc. (a)	1,338
160	Coventry Health Care, Inc. (a)	4,220
39	DaVita, Inc. (a)	2,738
60	Humana, Inc. (a)	3,282
223	Lincare Holdings, Inc.	5,994
39	VCA Antech, Inc. (a)	909

		21,760

	Health Care Technology — 0.4%
17	Cerner Corp. (a) (c)	1,594

	Life Sciences Tools & Services — 1.2%
97	Agilent Technologies, Inc. (a)	4,019
26	Illumina, Inc. (a) (c)	1,626

		5,645

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	31

JPMorgan Mid Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — 0.9%
152	Valeant Pharmaceuticals International, Inc., (Canada) (c)	4,286

	Total Health Care	43,197

	Industrials — 13.8%
	Aerospace & Defense — 1.9%
23	Alliant Techsystems, Inc. (a)	1,682
34	Goodrich Corp.	2,950
26	L-3 Communications Holdings, Inc.	1,805
15	Precision Castparts Corp.	2,084

		8,521

	Airlines — 0.6%
210	Delta Air Lines, Inc. (a)	2,650

	Building Products — 0.4%
38	Lennox International, Inc.	1,792

	Commercial Services & Supplies — 1.4%
135	Republic Services, Inc.	4,025
31	Stericycle, Inc. (a) (c)	2,473

		6,498

	Electrical Equipment — 3.0%
41	AMETEK, Inc.	1,602
31	Cooper Industries plc	1,795
40	Hubbell, Inc., Class B	2,429
11	Regal-Beloit Corp.	721
40	Rockwell Automation, Inc.	2,876
53	Roper Industries, Inc. (c)	4,030

		13,453

	Industrial Conglomerates — 1.0%
114	Carlisle Cos., Inc.	4,546

	Machinery — 3.1%
29	AGCO Corp. (a)	1,484
51	Cummins, Inc.	5,635
46	Snap-On, Inc.	2,575
26	WABCO Holdings, Inc. (a)	1,571
49	Wabtec Corp.	2,611

		13,876

	Professional Services — 0.8%
21	IHS, Inc., Class A (a)	1,664
66	Robert Half International, Inc. (c)	2,019

		3,683

	Road & Rail — 0.8%
141	Avis Budget Group, Inc. (a) (c)	2,194
34	J.B. Hunt Transport Services, Inc.	1,404

		3,598

SHARES	SECURITY DESCRIPTION	VALUE($)

	Trading Companies & Distributors — 0.8%
27	W.W. Grainger, Inc. (c)	3,784

	Total Industrials	62,401

	Information Technology — 15.7%
	Communications Equipment — 1.6%
24	F5 Networks, Inc. (a)	3,072
70	Juniper Networks, Inc. (a)	2,584
46	Riverbed Technology, Inc. (a)	1,600

		7,256

	Computers & Peripherals — 1.0%
81	NetApp, Inc. (a) (c)	4,430

	Electronic Equipment, Instruments & Components — 3.2%
101	Amphenol Corp., Class A	5,306
53	Arrow Electronics, Inc. (a)	1,815
210	Tyco Electronics Ltd., (Switzerland)	7,438

		14,559

	Internet Software & Services — 0.3%
16	Equinix, Inc. (a)	1,292

	IT Services — 3.3%
26	Alliance Data Systems Corp. (a) (c)	1,825
49	Amdocs Ltd., (United Kingdom) (a)	1,353
95	CGI Group, Inc., (Canada), Class A (a)	1,645
37	Cognizant Technology Solutions Corp., Class A (a)	2,719
40	FleetCor Technologies, Inc. (a)	1,246
76	Jack Henry & Associates, Inc.	2,213
9	MasterCard, Inc., Class A	1,916
101	Western Union Co. (The)	1,870

		14,787

	Office Electronics — 0.4%
49	Zebra Technologies Corp., Class A (a)	1,858

	Semiconductors & Semiconductor Equipment — 2.6%
55	Broadcom Corp., Class A	2,387
29	Cree, Inc. (a)	1,898
166	Marvell Technology Group Ltd., (Bermuda) (a)	3,073
65	Microchip Technology, Inc. (c)	2,237
63	Varian Semiconductor Equipment Associates, Inc. (a)	2,337

		11,932

	Software — 3.3%
44	Autodesk, Inc. (a)	1,685
24	Citrix Systems, Inc. (a)	1,608
28	Concur Technologies, Inc. (a)	1,475
74	MICROS Systems, Inc. (a)	3,250

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
48	Red Hat, Inc. (a)	2,191
20	Salesforce.com, Inc. (a)	2,613
82	Synopsys, Inc. (a)	2,201

		15,023

	Total Information Technology	71,137

	Materials — 4.9%
	Chemicals — 3.0%
49	Albemarle Corp.	2,713
32	PPG Industries, Inc.	2,715
71	Sherwin-Williams Co. (The)	5,963
35	Sigma-Aldrich Corp.	2,330

		13,721

	Containers & Packaging — 1.9%
49	Ball Corp.	3,314
62	Bemis Co., Inc.	2,015
36	Greif, Inc., Class A	2,241
21	Rock-Tenn Co., Class A	1,106

		8,676

	Total Materials	22,397

	Telecommunication Services — 1.6%
	Diversified Telecommunication Services — 1.2%
51	CenturyLink, Inc.	2,350
117	tw telecom, inc. (a) (c)	1,999
66	Windstream Corp.	922

		5,271

	Wireless Telecommunication Services — 0.4%
65	Telephone & Data Systems, Inc.	2,046

	Total Telecommunication Services	7,317

	Utilities — 5.2%
	Electric Utilities — 0.8%
24	Northeast Utilities	759
105	Westar Energy, Inc.	2,637

		3,396

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 1.4%
75	Energen Corp.	3,634
50	Oneok, Inc.	2,762

		6,396

	Multi-Utilities — 2.8%
191	CMS Energy Corp.	3,551
51	NSTAR	2,143
22	Sempra Energy	1,134
45	Wisconsin Energy Corp.	2,660
131	Xcel Energy, Inc.	3,073

		12,561

	Water Utilities — 0.2%
40	American Water Works Co., Inc.	1,011

	Total Utilities	23,364

	Total Common Stocks (Cost $314,313)	432,536

Short-Term Investment — 3.9%
	Investment Company — 3.9%
17,912	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $17,912)	17,912

Investments of Cash Collateral for Securities on Loan — 7.0%
	Investment Company —7.0%
31,684	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $31,684)	31,684

	Total Investments — 106.3% (Cost $363,909)	482,132
	Liabilities in Excess of Other Assets — (6.3)%	(28,629)

	NET ASSETS — 100.0%	$453,503

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	33

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.2%
	Consumer Discretionary — 18.0%
	Auto Components — 1.3%
692	Gentex Corp.	20,469

	Automobiles — 1.6%
730	Harley-Davidson, Inc.	25,292

	Diversified Consumer Services — 1.7%
625	Education Management Corp. (a)	11,312
377	Sotheby’s	16,943

		28,255

	Hotels, Restaurants & Leisure — 3.7%
353	Cheesecake Factory, Inc. (The) (a)	10,811
474	International Game Technology	8,376
895	MGM Resorts International (a) (c)	13,294
91	Panera Bread Co., Class A (a)	9,240
308	Starwood Hotels & Resorts Worldwide, Inc.	18,726

		60,447

	Household Durables — 1.1%
399	Harman International Industries, Inc. (a)	18,455

	Internet & Catalog Retail — 1.5%
53	NetFlix, Inc. (a) (c)	9,314
38	priceline.com, Inc. (a)	15,103

		24,417

	Media — 2.9%
707	Lamar Advertising Co., Class A (a)	28,179
367	Scripps Networks Interactive, Inc., Class A	18,966

		47,145

	Specialty Retail — 2.0%
494	Dick’s Sporting Goods, Inc. (a)	18,521
835	OfficeMax, Inc. (a)	14,780

		33,301

	Textiles, Apparel & Luxury Goods — 2.2%
420	Coach, Inc.	23,219
117	Polo Ralph Lauren Corp.	12,989

		36,208

	Total Consumer Discretionary	293,989

	Consumer Staples — 0.5%
	Food Products — 0.5%
266	Green Mountain Coffee Roasters, Inc. (a) (c)	8,741

	Energy — 6.2%
	Energy Equipment & Services — 2.2%
428	Cameron International Corp. (a)	21,700
138	CARBO Ceramics, Inc.	14,289

		35,989

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 4.0%
352	Concho Resources, Inc. (a)	30,878
474	Forest Oil Corp. (a)	17,981
225	Newfield Exploration Co. (a)	16,210

		65,069

	Total Energy	101,058

	Financials — 9.8%
	Capital Markets — 5.7%
850	Invesco Ltd.	20,439
433	Lazard Ltd., (Bermuda), Class A	17,111
141	LPL Investment Holdings, Inc. (a)	5,139
743	Och-Ziff Capital Management Group LLC, Class A	11,583
379	T. Rowe Price Group, Inc.	24,464
753	TD AMERITRADE Holding Corp.	14,304

		93,040

	Commercial Banks — 1.8%
282	BOK Financial Corp.	15,075
349	Comerica, Inc.	14,741

		29,816

	Diversified Financial Services — 0.8%
361	MSCI, Inc., Class A (a)	14,053

	Insurance — 1.5%
310	AON Corp.	14,245
347	HCC Insurance Holdings, Inc.	10,042

		24,287

	Total Financials	161,196

	Health Care — 13.4%
	Biotechnology — 0.9%
192	Alexion Pharmaceuticals, Inc. (a)	15,466

	Health Care Equipment & Supplies — 1.9%
354	Sirona Dental Systems, Inc. (a)	14,798
575	Thoratec Corp. (a)	16,284

		31,082

	Health Care Providers & Services — 5.4%
754	Brookdale Senior Living, Inc. (a)	16,133
730	Coventry Health Care, Inc. (a)	19,272
291	DaVita, Inc. (a)	20,225
218	Humana, Inc. (a)	11,918
758	Lincare Holdings, Inc.	20,329

		87,877

	Health Care Technology — 0.7%
125	Cerner Corp. (a)	11,804

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — 2.6%
719	Agilent Technologies, Inc. (a)	29,800
191	Illumina, Inc. (a)	12,073

		41,873

	Pharmaceuticals — 1.9%
1,121	Valeant Pharmaceuticals International, Inc., (Canada)	31,724

	Total Health Care	219,826

	Industrials — 19.2%
	Aerospace & Defense — 2.3%
248	Goodrich Corp.	21,815
111	Precision Castparts Corp.	15,501

		37,316

	Airlines — 1.2%
1,557	Delta Air Lines, Inc. (a)	19,619

	Building Products — 0.8%
280	Lennox International, Inc.	13,237

	Commercial Services & Supplies — 1.1%
227	Stericycle, Inc. (a)	18,342

	Electrical Equipment — 3.3%
299	Hubbell, Inc., Class B	17,991
297	Rockwell Automation, Inc.	21,298
188	Roper Industries, Inc.	14,364

		53,653

	Industrial Conglomerates — 1.1%
471	Carlisle Cos., Inc.	18,726

	Machinery — 4.4%
220	AGCO Corp. (a)	11,140
379	Cummins, Inc.	41,732
366	Wabtec Corp.	19,338

		72,210

	Professional Services — 1.7%
154	IHS, Inc., Class A (a)	12,372
489	Robert Half International, Inc.	14,968

		27,340

	Road & Rail — 1.6%
1,044	Avis Budget Group, Inc. (a)	16,238
259	J.B. Hunt Transport Services, Inc.	10,570

		26,808

	Trading Companies & Distributors — 1.7%
202	W.W. Grainger, Inc.	27,953

	Total Industrials	315,204

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 26.7%
	Communications Equipment — 3.3%
175	F5 Networks, Inc. (a)	22,726
518	Juniper Networks, Inc. (a)	19,128
338	Riverbed Technology, Inc. (a)	11,877

		53,731

	Computers & Peripherals — 2.0%
597	NetApp, Inc. (a)	32,789

	Electronic Equipment, Instruments & Components — 3.1%
467	Amphenol Corp., Class A	24,647
721	Tyco Electronics Ltd., (Switzerland)	25,523

		50,170

	Internet Software & Services — 0.6%
118	Equinix, Inc. (a)	9,589

	IT Services — 5.7%
193	Alliance Data Systems Corp. (a) (c)	13,730
366	Amdocs Ltd., (United Kingdom) (a)	10,063
707	CGI Group, Inc., (Canada), Class A (a)	12,200
274	Cognizant Technology Solutions Corp., Class A (a)	20,111
299	FleetCor Technologies, Inc. (a)	9,251
63	MasterCard, Inc., Class A	14,159
747	Western Union Co. (The)	13,870

		93,384

	Office Electronics — 0.8%
363	Zebra Technologies Corp., Class A (a)	13,775

	Semiconductors & Semiconductor Equipment — 5.4%
406	Broadcom Corp., Class A	17,703
213	Cree, Inc. (a)	14,047
1,226	Marvell Technology Group Ltd., (Bermuda) (a)	22,748
485	Microchip Technology, Inc. (c)	16,592
476	Varian Semiconductor Equipment Associates, Inc. (a)	17,605

		88,695

	Software — 5.8%
327	Autodesk, Inc. (a)	12,491
174	Citrix Systems, Inc. (a)	11,917
211	Concur Technologies, Inc. (a)	10,931
549	MICROS Systems, Inc. (a)	24,075
361	Red Hat, Inc. (a)	16,457
147	Salesforce.com, Inc. (a)	19,431

		95,302

	Total Information Technology	437,435

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	35

JPMorgan Mid Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Materials — 3.5%
	Chemicals — 1.6%
301	Sherwin-Williams Co. (The)	25,201

	Containers & Packaging — 1.9%
457	Bemis Co., Inc.	14,929
268	Greif, Inc., Class A	16,595

		31,524

	Total Materials	56,725

	Telecommunication Services — 0.9%
	Diversified Telecommunication Services — 0.9%
887	tw telecom, inc. (a)	15,131

	Total Common Stocks (Cost $1,140,644)	1,609,305

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 1.6%
	Investment Company — 1.6%
26,596	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $26,596)	26,596

Investments of Cash Collateral for Securities on Loan — 2.8%
	Investment Company — 2.8%
46,631	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $46,631)	46,631

	Total Investments — 102.6% (Cost $1,213,871)	1,682,532
	Liabilities in Excess of Other Assets — (2.6)%	(43,367)

	NET ASSETS — 100.0%	$1,639,165

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — 96.0%
	Consumer Discretionary — 18.4%
	Distributors — 0.9%
1,142	Genuine Parts Co.	58,610

	Hotels, Restaurants & Leisure — 2.2%
954	Darden Restaurants, Inc.	44,311
1,221	Marriott International, Inc., Class A	50,733
936	Yum! Brands, Inc.	45,901

		140,945

	Household Durables — 1.9%
1,360	Fortune Brands, Inc.	81,952
1,200	Jarden Corp.	37,036

		118,988

	Internet & Catalog Retail — 0.8%
1,941	Expedia, Inc.	48,694

	Media — 4.4%
876	Cablevision Systems Corp., Class A	29,640
2,627	CBS Corp., Class B	50,048
2,308	Clear Channel Outdoor Holdings, Inc., Class A (a)	32,405
2,924	DISH Network Corp., Class A (a)	57,484
3,624	Gannett Co., Inc.	54,688
712	Omnicom Group, Inc.	32,587
50	Washington Post Co. (The), Class B (c)	21,984

		278,836

	Multiline Retail — 1.0%
2,464	Macy’s, Inc.	62,342

	Specialty Retail — 6.4%
185	AutoZone, Inc. (a)	50,369
1,479	Bed Bath & Beyond, Inc. (a)	72,683
5,614	Gap, Inc. (The)	124,303
1,390	Staples, Inc.	31,644
918	Tiffany & Co.	57,135
1,482	TJX Cos., Inc.	65,782

		401,916

	Textiles, Apparel & Luxury Goods — 0.8%
807	Phillips-Van Heusen Corp.	50,843

	Total Consumer Discretionary	1,161,174

	Consumer Staples — 5.5%
	Beverages — 1.1%
748	Brown-Forman Corp., Class B	52,095
505	Dr. Pepper Snapple Group, Inc.	17,756

		69,851

	Food & Staples Retailing — 1.2%
3,435	Safeway, Inc.	77,258

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Food Products — 2.3%
1,402	JM Smucker Co. (The)	92,061
821	Ralcorp Holdings, Inc. (a)	53,380

		145,441

	Household Products — 0.6%
521	Energizer Holdings, Inc. (a)	37,995

	Tobacco — 0.3%
230	Lorillard, Inc.	18,898

	Total Consumer Staples	349,443

	Energy — 8.6%
	Oil, Gas & Consumable Fuels — 8.6%
2,801	CVR Energy, Inc. (a)	42,518
1,256	Devon Energy Corp.	98,604
4,044	El Paso Corp.	55,639
1,666	EQT Corp.	74,721
607	Kinder Morgan Management LLC (a)	40,581
1,009	Newfield Exploration Co. (a)	72,723
1,732	Teekay Corp., (Canada)	57,296
4,092	Williams Cos., Inc. (The)	101,142

	Total Energy	543,224

	Financials — 23.9%
	Capital Markets — 2.9%
1,130	Ameriprise Financial, Inc.	65,054
348	LPL Investment Holdings, Inc. (a)	12,646
790	Northern Trust Corp.	43,752
985	T. Rowe Price Group, Inc.	63,603

		185,055

	Commercial Banks — 5.7%
1,926	BancorpSouth, Inc. (c)	30,712
1,012	BB&T Corp.	26,616
597	City National Corp.	36,601
583	Cullen/Frost Bankers, Inc.	35,627
3,402	Fifth Third Bancorp	49,937
815	M&T Bank Corp.	70,906
1,899	SunTrust Banks, Inc.	56,025
1,051	TCF Financial Corp. (c)	15,559
1,450	Zions Bancorp	35,141

		357,124

	Insurance — 10.3%
1,102	AON Corp.	50,721
247	Arch Capital Group Ltd., (Bermuda) (a)	21,784
2,392	Cincinnati Financial Corp.	75,814
3,040	Loews Corp.	118,271
5,989	Old Republic International Corp.	81,625
2,246	OneBeacon Insurance Group Ltd., Class A	34,050

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	37

JPMorgan Mid Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — Continued
	Insurance — Continued
1,523	Principal Financial Group, Inc.	49,585
603	Symetra Financial Corp.	8,266
1,631	Transatlantic Holdings, Inc.	84,208
2,790	W.R. Berkley Corp.	76,401
2,385	XL Group plc, (Ireland)	52,041

		652,766

	Real Estate Investment Trusts (REITs) — 3.2%
917	HCP, Inc.	33,744
1,562	Kimco Realty Corp.	28,173
237	Public Storage	23,990
1,403	Regency Centers Corp.	59,267
721	Vornado Realty Trust	60,043

		205,217

	Real Estate Management & Development — 0.9%
3,089	Brookfield Properties Corp. (c)	54,146

	Thrifts & Mortgage Finance — 0.9%
214	Capitol Federal Financial, Inc.	2,543
3,705	People’s United Financial, Inc.	51,911

		54,454

	Total Financials	1,508,762

	Health Care — 6.0%
	Health Care Equipment & Supplies — 1.6%
1,208	Becton, Dickinson & Co.	102,117

	Health Care Providers & Services — 4.4%
901	AmerisourceBergen Corp.	30,732
1,014	Community Health Systems, Inc. (a)	37,909
1,736	Coventry Health Care, Inc. (a)	45,838
857	Humana, Inc. (a)	46,885
3,396	Lincare Holdings, Inc.	91,127
1,128	VCA Antech, Inc. (a)	26,262

		278,753

	Total Health Care	380,870

	Industrials — 8.8%
	Aerospace & Defense — 1.6%
634	Alliant Techsystems, Inc. (a)	47,162
717	L-3 Communications Holdings, Inc.	50,527

		97,689

	Commercial Services & Supplies — 1.8%
3,785	Republic Services, Inc.	113,031

	Electrical Equipment — 2.7%
1,142	AMETEK, Inc.	44,838
863	Cooper Industries plc	50,316

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Electrical Equipment — Continued
300	Regal-Beloit Corp.	20,055
754	Roper Industries, Inc.	57,665

		172,874

	Industrial Conglomerates — 0.9%
1,420	Carlisle Cos., Inc.	56,420

	Machinery — 1.8%
1,277	Snap-On, Inc.	72,258
707	WABCO Holdings, Inc. (a)	43,078

		115,336

	Total Industrials	555,350

	Information Technology — 5.4%
	Electronic Equipment, Instruments & Components — 3.4%
1,048	Amphenol Corp., Class A	55,313
1,484	Arrow Electronics, Inc. (a)	50,820
3,167	Tyco Electronics Ltd., (Switzerland)	112,098

		218,231

	IT Services — 1.0%
2,128	Jack Henry & Associates, Inc.	62,037

	Software — 1.0%
2,294	Synopsys, Inc. (a)	61,721

	Total Information Technology	341,989

	Materials — 6.5%
	Chemicals — 4.6%
1,363	Albemarle Corp.	76,047
905	PPG Industries, Inc.	76,050
867	Sherwin-Williams Co. (The)	72,604
982	Sigma-Aldrich Corp.	65,335

		290,036

	Containers & Packaging — 1.9%
1,367	Ball Corp.	92,995
572	Rock-Tenn Co., Class A	30,854

		123,849

	Total Materials	413,885

	Telecommunication Services — 2.5%
	Diversified Telecommunication Services — 1.5%
1,426	CenturyLink, Inc.	65,829
1,846	Windstream Corp.	25,736

		91,565

	Wireless Telecommunication Services — 1.0%
2,053	Telephone & Data Systems, Inc.	64,725

	Total Telecommunication Services	156,290

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE ($)

Common Stocks — Continued
	Utilities — 10.4%
	Electric Utilities — 1.5%
663	Northeast Utilities	21,136
2,938	Westar Energy, Inc.	73,930

		95,066

	Gas Utilities — 2.9%
2,141	Energen Corp.	103,344
1,398	Oneok, Inc.	77,524

		180,868

	Multi-Utilities — 5.6%
5,358	CMS Energy Corp.	99,652
1,424	NSTAR	60,091
601	Sempra Energy	31,556
1,268	Wisconsin Energy Corp.	74,658
3,661	Xcel Energy, Inc.	86,212

		352,169

	Water Utilities — 0.4%
1,115	American Water Works Co., Inc.	28,208

	Total Utilities	656,311

	Total Common Stocks (Cost $4,711,925)	6,067,298

SHARES	SECURITY DESCRIPTION	VALUE ($)

Short-Term Investment — 3.9%
	Investment Company — 3.9%
248,101	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $248,101)	248,101

Investment of Cash Collateral for Securities on Loan — 0.9%
	Investment Company — 0.9%
60,214	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $60,214)	60,214

	Total Investments — 100.8% (Cost $5,020,240)	6,375,613
	Liabilities in Excess of Other Assets — (0.8)%	(52,574)

	NET ASSETS — 100.0%	$6,323,039

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	39

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 99.6% (j)
	Common Stocks — 92.1%
	Consumer Discretionary — 19.1%
	Auto Components — 2.1%
27	Autoliv, Inc., (Sweden)	2,107
19	BorgWarner, Inc. (a)	1,394
91	Cooper Tire & Rubber Co.	2,147
147	Dana Holding Corp. (a)	2,534
32	Tenneco, Inc. (a)	1,321
45	TRW Automotive Holdings Corp. (a)	2,361

		11,864

	Automobiles — 0.4%
127	Ford Motor Co. (a)	2,133
10	Harley-Davidson, Inc.	345

		2,478

	Diversified Consumer Services — 2.3%
55	Apollo Group, Inc., Class A (a)	2,187
28	Career Education Corp. (a)	587
33	Coinstar, Inc. (a)	1,848
31	DeVry, Inc.	1,495
94	H&R Block, Inc.	1,123
33	ITT Educational Services, Inc. (a)	2,124
54	Sotheby’s	2,415
2	Strayer Education, Inc.	366
24	Weight Watchers International, Inc.	901

		13,046

	Hotels, Restaurants & Leisure — 2.3%
100	Brinker International, Inc.	2,095
36	Cracker Barrel Old Country Store, Inc.	1,945
41	Las Vegas Sands Corp. (a)	1,894
26	Penn National Gaming, Inc. (a)	903
30	Royal Caribbean Cruises Ltd. (a)	1,407
42	Starbucks Corp.	1,349
7	Starwood Hotels & Resorts Worldwide, Inc.	434
68	Wyndham Worldwide Corp.	2,040
15	Wynn Resorts Ltd.	1,515

		13,582

	Household Durables — 1.0%
150	D.R. Horton, Inc.	1,784
9	Harman International Industries, Inc. (a)	399
28	Jarden Corp.	863
51	Tempur-Pedic International, Inc. (a)	2,024
10	Whirlpool Corp.	930

		6,000

SHARES	SECURITY DESCRIPTION	VALUE($)

	Internet & Catalog Retail — 1.2%
13	Amazon.com, Inc. (a)	2,318
76	Expedia, Inc.	1,916
12	NetFlix, Inc. (a)	2,139
2	priceline.com, Inc. (a)	738

		7,111

	Leisure Equipment & Products — 0.9%
79	Brunswick Corp.	1,479
308	Eastman Kodak Co. (a)	1,652
29	Polaris Industries, Inc.	2,226

		5,357

	Media — 2.5%
124	CBS Corp., Class B	2,357
14	DISH Network Corp., Class A (a)	277
63	Gannett Co., Inc.	954
61	Liberty Global, Inc., Class A (a)	2,166
7	Liberty Media Corp. - Capital, Class A (a)	409
29	Liberty Media Corp. - Starz, Class A (a)	1,915
46	McGraw-Hill Cos., Inc. (The)	1,676
26	News Corp., Class A	378
50	Regal Entertainment Group, Class A	589
62	Valassis Communications, Inc. (a)	1,997
54	Virgin Media, Inc.	1,464

		14,182

	Multiline Retail — 0.5%
21	Dollar Tree, Inc. (a)	1,161
64	Macy’s, Inc.	1,612

		2,773

	Specialty Retail — 3.8%
29	Advance Auto Parts, Inc.	1,946
70	Aeropostale, Inc. (a)	1,728
32	AnnTaylor Stores Corp. (a)	872
3	AutoZone, Inc. (a)	944
16	Best Buy Co., Inc.	562
83	Cabela’s, Inc. (a)	1,801
75	Foot Locker, Inc.	1,467
60	GameStop Corp., Class A (a)	1,373
46	Jo-Ann Stores, Inc. (a)	2,772
51	Limited Brands, Inc.	1,558
16	Men’s Wearhouse, Inc. (The)	408
113	Pier 1 Imports, Inc. (a)	1,184
40	RadioShack Corp.	736
33	Ross Stores, Inc.	2,103
6	TJX Cos., Inc.	280
71	Williams-Sonoma, Inc.	2,518

		22,252

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Textiles, Apparel & Luxury Goods — 2.1%
28	Coach, Inc.	1,561
31	Deckers Outdoor Corp. (a)	2,439
23	Fossil, Inc. (a)	1,644
90	Iconix Brand Group, Inc. (a)	1,744
26	V.F. Corp.	2,261
42	Warnaco Group, Inc. (The) (a)	2,323

		11,972

	Total Consumer Discretionary	110,617

	Consumer Staples — 4.1%
	Beverages — 0.8%
40	Coca-Cola Enterprises, Inc.	1,005
92	Constellation Brands, Inc., Class A (a)	2,040
54	Dr. Pepper Snapple Group, Inc.	1,901

		4,946

	Food & Staples Retailing — 0.4%
50	Casey’s General Stores, Inc.	2,136

	Food Products — 1.5%
7	ConAgra Foods, Inc.	160
54	Corn Products International, Inc.	2,492
66	Dean Foods Co. (a)	584
20	Hormel Foods Corp.	1,047
98	Smithfield Foods, Inc. (a)	2,019
130	Tyson Foods, Inc., Class A	2,241

		8,543

	Household Products — 0.2%
18	Energizer Holdings, Inc. (a)	1,312

	Personal Products — 0.6%
27	Herbalife Ltd., (Cayman Islands)	1,869
54	Nu Skin Enterprises, Inc., Class A	1,624

		3,493

	Tobacco — 0.6%
42	Altria Group, Inc.	1,044
23	Lorillard, Inc.	1,870
19	Reynolds American, Inc.	608

		3,522

	Total Consumer Staples	23,952

	Energy — 7.5%
	Energy Equipment & Services — 2.7%
63	Atwood Oceanics, Inc. (a)	2,345
74	Complete Production Services, Inc. (a)	2,176
17	Diamond Offshore Drilling, Inc.	1,165
28	Halliburton Co.	1,129

SHARES	SECURITY DESCRIPTION	VALUE($)

	Energy Equipment & Services — Continued
64	Helix Energy Solutions Group, Inc. (a)	779
80	McDermott International, Inc. (a)	1,647
19	Nabors Industries Ltd., (Bermuda) (a)	438
13	National Oilwell Varco, Inc.	906
23	Oil States International, Inc. (a)	1,482
56	Patterson-UTI Energy, Inc.	1,215
91	RPC, Inc.	1,657
9	Transocean Ltd., (Switzerland) (a)	651

		15,590

	Oil, Gas & Consumable Fuels — 4.8%
19	Apache Corp.	2,219
42	Arch Coal, Inc.	1,466
89	Chesapeake Energy Corp.	2,295
3	Chevron Corp.	272
21	Cimarex Energy Co.	1,850
31	Concho Resources, Inc. (a)	2,734
31	Devon Energy Corp.	2,411
41	Forest Oil Corp. (a)	1,547
12	Frontier Oil Corp. (a)	223
34	Frontline Ltd., (Bermuda)	868
35	Holly Corp.	1,414
10	Marathon Oil Corp.	376
30	Newfield Exploration Co. (a)	2,174
12	Noble Energy, Inc.	1,074
13	Occidental Petroleum Corp.	1,304
31	Peabody Energy Corp.	2,010
7	Sunoco, Inc.	294
9	Valero Energy Corp.	212
58	W&T Offshore, Inc.	1,034
16	Whiting Petroleum Corp. (a)	1,910

		27,687

	Total Energy	43,277

	Financials — 11.2%
	Capital Markets — 1.1%
89	American Capital Ltd. (a)	672
40	Ameriprise Financial, Inc.	2,295
81	Ares Capital Corp.	1,327
31	Bank of New York Mellon Corp. (The)	933
29	State Street Corp.	1,326

		6,553

	Commercial Banks — 2.7%
43	Bank of Hawaii Corp.	2,047
23	Cullen/Frost Bankers, Inc.	1,432
105	East West Bancorp, Inc.	2,062

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	41

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Commercial Banks — Continued
169	KeyCorp	1,494
19	M&T Bank Corp.	1,636
36	PNC Financial Services Group, Inc.	2,212
7	Prosperity Bancshares, Inc.	292
40	Signature Bank (a)	1,984
40	TCF Financial Corp.	597
23	U.S. Bancorp	626
41	Wells Fargo & Co.	1,286

		15,668

	Consumer Finance — 0.8%
50	Capital One Financial Corp.	2,139
175	SLM Corp. (a)	2,199

		4,338

	Insurance — 6.1%
31	ACE Ltd., (Switzerland)	1,959
42	Aflac, Inc.	2,344
37	Allied World Assurance Co. Holdings Ltd., (Switzerland)	2,175
22	Arch Capital Group Ltd., (Bermuda) (a)	1,922
56	Assurant, Inc.	2,172
115	Assured Guaranty Ltd., (Bermuda)	2,031
29	Chubb Corp.	1,753
179	CNO Financial Group, Inc. (a)	1,211
45	Endurance Specialty Holdings Ltd., (Bermuda)	2,095
3	Everest Re Group Ltd., (Bermuda)	270
72	Hartford Financial Services Group, Inc.	1,895
42	MBIA, Inc. (a)	498
103	Montpelier Re Holdings Ltd., (Bermuda)	2,051
51	Platinum Underwriters Holdings Ltd., (Bermuda)	2,305
74	Protective Life Corp.	1,979
36	Prudential Financial, Inc.	2,126
5	RenaissanceRe Holdings Ltd., (Bermuda)	287
38	StanCorp Financial Group, Inc.	1,716
32	Torchmark Corp.	1,928
35	Travelers Cos., Inc. (The)	1,927
24	W.R. Berkley Corp.	663

		35,307

	Real Estate Investment Trusts (REITs) — 0.5%
22	Douglas Emmett, Inc. (m)	365
51	Duke Realty Corp.	636
7	Equity Residential	363
2	Essex Property Trust, Inc.	208
10	Liberty Property Trust	314
5	Taubman Centers, Inc.	252

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
9	Vornado Realty Trust	745

		2,883

	Total Financials	64,749

	Health Care — 10.4%
	Biotechnology — 1.7%
11	Amgen, Inc. (a)	582
44	Amylin Pharmaceuticals, Inc. (a)	646
30	Biogen Idec, Inc. (a)	1,987
35	Cephalon, Inc. (a)	2,151
36	Cubist Pharmaceuticals, Inc. (a)	771
45	Incyte Corp., Ltd. (a)	743
35	United Therapeutics Corp. (a)	2,193
21	Vertex Pharmaceuticals, Inc. (a)	732

		9,805

	Health Care Equipment & Supplies — 1.2%
97	Align Technology, Inc. (a)	1,899
35	Cooper Cos., Inc. (The)	1,989
12	Hill-Rom Holdings, Inc.	458
16	Hologic, Inc. (a)	304
13	St. Jude Medical, Inc. (a)	547
44	Thoratec Corp. (a)	1,251
5	Zimmer Holdings, Inc. (a)	287

		6,735

	Health Care Providers & Services — 4.2%
46	AMERIGROUP Corp. (a)	2,000
57	AmerisourceBergen Corp.	1,929
63	Cardinal Health, Inc.	2,423
60	CIGNA Corp.	2,198
58	Community Health Systems, Inc. (a)	2,178
40	Express Scripts, Inc. (a)	2,136
81	Health Management Associates, Inc., Class A (a)	768
46	Healthsouth Corp. (a)	961
36	Healthspring, Inc. (a)	965
38	Humana, Inc. (a)	2,106
21	Laboratory Corp. of America Holdings (a)	1,823
17	LifePoint Hospitals, Inc. (a)	623
77	Lincare Holdings, Inc.	2,071
4	McKesson Corp.	289
36	Medco Health Solutions, Inc. (a)	2,232

		24,702

	Life Sciences Tools & Services — 0.5%
4	Bio-Rad Laboratories, Inc., Class A (a)	450
22	Illumina, Inc. (a)	1,406
54	Parexel International Corp. (a)	1,150

		3,006

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Pharmaceuticals — 2.8%
62	Bristol-Myers Squibb Co.	1,652
58	Eli Lilly & Co.	2,023
61	Endo Pharmaceuticals Holdings, Inc. (a)	2,196
67	Forest Laboratories, Inc. (a)	2,138
100	Impax Laboratories, Inc. (a)	2,015
55	Medicis Pharmaceutical Corp., Class A	1,486
90	Nektar Therapeutics (a)	1,161
22	Par Pharmaceutical Cos., Inc. (a)	847
67	ViroPharma, Inc. (a)	1,168
77	Warner Chilcott plc, (Ireland), Class A	1,744

		16,430

	Total Health Care	60,678

	Industrials — 10.6%
	Aerospace & Defense — 1.5%
6	Esterline Technologies Corp. (a)	412
26	General Dynamics Corp.	1,810
10	Honeywell International, Inc.	532
14	L-3 Communications Holdings, Inc.	1,013
12	Lockheed Martin Corp.	846
33	Northrop Grumman Corp.	2,157
37	Raytheon Co.	1,697

		8,467

	Air Freight & Logistics — 0.7%
39	Atlas Air Worldwide Holdings, Inc. (a)	2,198
24	United Parcel Service, Inc., Class B	1,767

		3,965

	Airlines — 0.8%
45	Delta Air Lines, Inc. (a)	572
179	U.S. Airways Group, Inc. (a)	1,787
85	United Continental Holdings, Inc. (a)	2,020

		4,379

	Commercial Services & Supplies — 0.4%
23	Clean Harbors, Inc. (a)	1,926
36	R.R. Donnelley & Sons Co.	635

		2,561

	Construction & Engineering — 1.0%
70	KBR, Inc.	2,122
56	MasTec, Inc. (a)	817
26	Shaw Group, Inc. (The) (a)	874
42	URS Corp. (a)	1,750

		5,563

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electrical Equipment — 0.7%
19	AMETEK, Inc.	732
88	GrafTech International Ltd. (a)	1,754
37	Thomas & Betts Corp. (a)	1,769

		4,255

	Industrial Conglomerates — 0.7%
115	General Electric Co.	2,096
81	Textron, Inc.	1,924

		4,020

	Machinery — 3.6%
31	AGCO Corp. (a)	1,564
59	ArvinMeritor, Inc. (a)	1,210
22	Caterpillar, Inc.	2,020
13	CNH Global N.V., (Netherlands) (a)	624
16	Cummins, Inc.	1,728
19	Deere & Co.	1,551
16	Dover Corp.	919
6	Eaton Corp.	562
54	Kennametal, Inc.	2,114
35	Navistar International Corp. (a)	2,031
68	Oshkosh Corp. (a)	2,387
22	Parker Hannifin Corp.	1,890
44	Timken Co.	2,119

		20,719

	Marine — 0.3%
50	Alexander & Baldwin, Inc.	1,994

	Road & Rail — 0.3%
32	Norfolk Southern Corp.	2,015

	Trading Companies & Distributors — 0.6%
57	Applied Industrial Technologies, Inc.	1,836
68	United Rentals, Inc. (a)	1,552

		3,388

	Total Industrials	61,326

	Information Technology — 15.8%
	Communications Equipment — 3.2%
15	Acme Packet, Inc. (a)	812
83	Arris Group, Inc. (a)	932
14	F5 Networks, Inc. (a)	1,841
43	Harris Corp.	1,969
65	InterDigital, Inc. (a)	2,707
143	JDS Uniphase Corp. (a)	2,074
246	Motorola, Inc. (a)	2,231
60	Plantronics, Inc.	2,242

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	43

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Communications Equipment — Continued
58	Riverbed Technology, Inc. (a)	2,028
244	Tellabs, Inc.	1,658

		18,494

	Computers & Peripherals — 1.1%
102	Dell, Inc. (a)	1,380
37	Diebold, Inc.	1,192
56	Lexmark International, Inc., Class A (a)	1,953
41	SanDisk Corp. (a)	2,058

		6,583

	Electronic Equipment, Instruments & Components — 2.4%
35	Anixter International, Inc.	2,092
62	Arrow Electronics, Inc. (a)	2,123
58	Avnet, Inc. (a)	1,901
18	Corning, Inc.	339
27	Itron, Inc. (a)	1,517
142	Power-One, Inc. (a)	1,448
11	SYNNEX Corp. (a)	354
25	Tech Data Corp. (a)	1,113
24	Tyco Electronics Ltd., (Switzerland)	853
145	Vishay Intertechnology, Inc. (a)	2,129

		13,869

	Internet Software & Services — 0.9%
11	GSI Commerce, Inc. (a)	254
67	IAC/InterActiveCorp. (a)	1,912
19	Sohu.com, Inc., (China) (a)	1,230
58	VeriSign, Inc.	1,899

		5,295

	IT Services — 2.3%
44	Accenture plc, (Ireland), Class A	2,149
35	Alliance Data Systems Corp. (a)	2,456
34	Amdocs Ltd., (United Kingdom) (a)	948
88	Broadridge Financial Solutions, Inc.	1,940
28	CACI International, Inc., Class A (a)	1,493
18	Computer Sciences Corp.	913
38	iGate Corp.	745
25	Lender Processing Services, Inc.	742
52	VeriFone Systems, Inc. (a)	1,997

		13,383

	Semiconductors & Semiconductor Equipment — 4.1%
262	Advanced Micro Devices, Inc. (a)	2,142
5	Altera Corp.	182
87	Applied Materials, Inc.	1,226
104	Fairchild Semiconductor International, Inc. (a)	1,624
161	GT Solar International, Inc. (a)	1,467

SHARES	SECURITY DESCRIPTION	VALUE($)

	Semiconductors & Semiconductor Equipment — Continued
56	KLA-Tencor Corp.	2,177
39	Lam Research Corp. (a)	2,012
264	Micron Technology, Inc. (a)	2,121
134	National Semiconductor Corp.	1,845
68	Novellus Systems, Inc. (a)	2,194
96	ON Semiconductor Corp. (a)	952
216	RF Micro Devices, Inc. (a)	1,585
168	Teradyne, Inc. (a)	2,355
51	Veeco Instruments, Inc. (a)	2,202

		24,084

	Software — 1.8%
155	Activision Blizzard, Inc.	1,932
34	BMC Software, Inc. (a)	1,595
40	CA, Inc.	975
45	Cadence Design Systems, Inc. (a)	374
83	Microsoft Corp.	2,308
69	Oracle Corp.	2,153
17	Quest Software, Inc. (a)	485
8	Rovi Corp. (a)	471

		10,293

	Total Information Technology	92,001

	Materials — 7.4%
	Chemicals — 3.9%
38	Albemarle Corp.	2,114
46	Cabot Corp.	1,722
44	Celanese Corp., Class A	1,822
40	Cytec Industries, Inc.	2,106
41	E.l. du Pont de Nemours & Co.	2,023
30	Eastman Chemical Co.	2,492
82	Ferro Corp. (a)	1,199
21	Lubrizol Corp.	2,202
35	Nalco Holding Co.	1,125
25	OM Group, Inc. (a)	953
75	PolyOne Corp. (a)	936
59	Rockwood Holdings, Inc. (a)	2,321
82	Solutia, Inc. (a)	1,886

		22,901

	Containers & Packaging — 0.8%
18	Ball Corp.	1,227
9	Crown Holdings, Inc. (a)	309
38	Rock-Tenn Co., Class A	2,047
36	Sealed Air Corp.	918

		4,501

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Metals & Mining — 2.3%
43	Alcoa, Inc.	663
37	Cliffs Natural Resources, Inc.	2,860
24	Freeport-McMoRan Copper & Gold, Inc.	2,835
11	Newmont Mining Corp.	659
5	Reliance Steel & Aluminum Co.	265
98	Thompson Creek Metals Co., Inc., (Canada) (a)	1,443
89	Titanium Metals Corp. (a)	1,532
21	Walter Energy, Inc.	2,717
23	Worthington Industries, Inc.	417

		13,391

	Paper & Forest Products — 0.4%
29	Domtar Corp., (Canada)	2,235

	Total Materials	43,028

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.4%
20	AT&T, Inc.	576
54	Verizon Communications, Inc.	1,943

	Total Telecommunication Services	2,519

	Utilities — 5.6%
	Electric Utilities — 2.4%
27	Cleco Corp.	835
80	DPL, Inc.	2,068
87	Duke Energy Corp.	1,550
5	Edison International	192
32	El Paso Electric Co. (a)	872
27	Entergy Corp.	1,939
32	Exelon Corp.	1,316
33	Great Plains Energy, Inc.	640
14	ITC Holdings Corp.	873
128	PNM Resources, Inc.	1,671
80	Portland General Electric Co.	1,730
11	UniSource Energy Corp.	389

		14,075

	Gas Utilities — 1.3%
41	Atmos Energy Corp.	1,266
27	Oneok, Inc.	1,500
111	Questar Corp.	1,937
14	South Jersey Industries, Inc.	729
24	Southwest Gas Corp.	891
44	UGI Corp.	1,382

		7,705

SHARES	SECURITY DESCRIPTION	VALUE($)

	Independent Power Producers & Energy Traders — 0.9%
77	AES Corp. (The) (a)	940
66	Constellation Energy Group, Inc.	2,029
100	NRG Energy, Inc. (a)	1,952

		4,921

	Multi-Utilities — 0.7%
67	Ameren Corp.	1,902
107	CMS Energy Corp.	1,998
21	NiSource, Inc.	366

		4,266

	Water Utilities — 0.3%
55	American Water Works Co., Inc.	1,385

	Total Utilities	32,352

	Total Common Stocks (Cost $427,535)	534,499

	Short-Term Investment — 7.5%
	Investment Companies — 7.5%
43,490	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (Cost $43,490)	43,490

	Total Investments — 99.6% (Cost $471,025)	577,989
	Other Assets in Excess of Liabilities — 0.4%	2,425

	NET ASSETS — 100.0%	$580,414

Short Positions — 93.3%
	Common Stocks — 93.3%
	Consumer Discretionary — 9.4%
	Auto Components — 0.2%
34	Gentex Corp.	1,005

	Distributors — 0.0% (g)
8	LKQ Corp. (a)	189

	Diversified Consumer Services — 0.2%
85	Regis Corp.	1,411

	Hotels, Restaurants & Leisure — 2.0%
9	Bally Technologies, Inc. (a)	382
3	Chipotle Mexican Grill, Inc. (a)	706
2	Choice Hotels International, Inc.	73
54	Gaylord Entertainment Co. (a)	1,943
60	Jack in the Box, Inc. (a)	1,278
146	MGM Resorts International (a)	2,170
32	Orient-Express Hotels Ltd., (Bermuda), Class A (a)	415
23	Vail Resorts, Inc. (a)	1,180

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	45

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Hotels, Restaurants & Leisure — Continued
336	Wendy’s/Arby’s Group, Inc., Class A	1,551
44	WMS Industries, Inc. (a)	1,994
4	Yum! Brands, Inc.	176

		11,868

	Household Durables — 1.4%
96	Lennar Corp., Class A	1,801
71	MDC Holdings, Inc.	2,044
2	NVR, Inc. (a)	1,652
162	Pulte Group, Inc. (a)	1,218
25	Stanley Black & Decker, Inc.	1,655

		8,370

	Internet & Catalog Retail — 0.1%
13	HSN, Inc. (a)	398

	Media — 1.6%
65	DreamWorks Animation SKG, Inc., Class A (a)	1,909
72	Live Nation Entertainment, Inc. (a)	821
91	New York Times Co. (The), Class A (a)	888
23	Scripps Networks Interactive, Inc., Class A	1,188
45	Thomson Reuters Corp.	1,687
40	Viacom, Inc., Class B	1,601
34	Walt Disney Co. (The)	1,275

		9,369

	Multiline Retail — 0.6%
81	99 Cents Only Stores (a)	1,287
54	J.C. Penney Co., Inc.	1,741
7	Kohl’s Corp. (a)	388

		3,416

	Specialty Retail — 2.5%
81	Aaron’s, Inc.	1,649
3	Abercrombie & Fitch Co., Class A	200
67	CarMax, Inc. (a)	2,144
49	Chico’s FAS, Inc.	594
20	Children’s Place Retail Stores, Inc. (The) (a)	1,005
27	Dick’s Sporting Goods, Inc. (a)	1,004
22	Home Depot, Inc.	769
70	Lowe’s Cos., Inc.	1,758
293	Office Depot, Inc. (a)	1,585
83	Penske Automotive Group, Inc. (a)	1,439
92	Staples, Inc.	2,084

		14,231

	Textiles, Apparel & Luxury Goods — 0.8%
19	Columbia Sportswear Co.	1,132
24	Jones Group, Inc. (The)	379

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — Continued
30	Phillips-Van Heusen Corp.	1,893
19	Under Armour, Inc., Class A (a)	1,064

		4,468

	Total Consumer Discretionary	54,725

	Consumer Staples — 6.3%
	Beverages — 0.7%
26	Brown-Forman Corp., Class B	1,823
55	Central European Distribution Corp. (a)	1,254
12	Coca-Cola Co. (The)	799

		3,876

	Food & Staples Retailing — 1.9%
48	BJ’s Wholesale Club, Inc. (a)	2,278
18	Costco Wholesale Corp.	1,331
64	CVS Caremark Corp.	2,226
170	SUPERVALU, Inc.	1,638
36	United Natural Foods, Inc. (a)	1,339
29	Walgreen Co.	1,137
26	Whole Foods Market, Inc. (a)	1,296

		11,245

	Food Products — 2.7%
13	Archer-Daniels-Midland Co.	377
37	Bunge Ltd.	2,445
22	Diamond Foods, Inc.	1,191
39	Flowers Foods, Inc.	1,054
58	Green Mountain Coffee Roasters, Inc. (a)	1,909
27	Hain Celestial Group, Inc. (The) (a)	736
30	Kellogg Co.	1,510
67	Kraft Foods, Inc., Class A	2,121
26	McCormick & Co., Inc. (Non-Voting)	1,195
37	Mead Johnson Nutrition Co.	2,277
6	Ralcorp Holdings, Inc. (a)	397
17	Sanderson Farms, Inc.	678

		15,890

	Household Products — 0.6%
8	Church & Dwight Co., Inc.	521
30	Clorox Co.	1,906
18	Kimberly-Clark Corp.	1,111

		3,538

	Personal Products — 0.2%
32	Avon Products, Inc.	922

	Tobacco — 0.2%
23	Universal Corp.	927

	Total Consumer Staples	36,398

SEE NOTES TO FINANCIAL STATEMENTS

46	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Energy — 10.4%
	Energy Equipment & Services — 2.8%
15	Baker Hughes, Inc.	839
12	Cameron International Corp. (a)	598
2	CARBO Ceramics, Inc.	192
72	Exterran Holdings, Inc. (a)	1,713
16	FMC Technologies, Inc. (a)	1,389
139	ION Geophysical Corp. (a)	1,175
182	Key Energy Services, Inc. (a)	2,365
64	Pride International, Inc. (a)	2,121
26	Schlumberger Ltd.	2,179
40	Tidewater, Inc.	2,161
70	Weatherford International Ltd., (Switzerland) (a)	1,599

		16,331

	Oil, Gas & Consumable Fuels — 7.6%
8	Alpha Natural Resources, Inc. (a)	504
58	Cabot Oil & Gas Corp.	2,189
86	Cobalt International Energy, Inc. (a)	1,054
82	Comstock Resources, Inc. (a)	2,019
52	Consol Energy, Inc.	2,522
34	Continental Resources, Inc. (a)	2,010
85	Denbury Resources, Inc. (a)	1,624
21	EOG Resources, Inc.	1,903
57	EQT Corp.	2,551
13	Exxon Mobil Corp.	959
5	Hess Corp.	378
42	Massey Energy Co.	2,233
111	McMoRan Exploration Co. (a)	1,900
25	Murphy Oil Corp.	1,877
30	Nordic American Tanker Shipping, (Bermuda)	771
57	Overseas Shipholding Group, Inc.	2,011
83	Patriot Coal Corp. (a)	1,610
65	Plains Exploration & Production Co. (a)	2,081
47	Range Resources Corp.	2,098
395	SandRidge Energy, Inc. (a)	2,889
43	Southwestern Energy Co. (a)	1,612
98	Spectra Energy Corp.	2,457
68	Teekay Corp., (Canada)	2,235
93	Tesoro Corp. (a)	1,729
31	Williams Cos., Inc. (The)	777

		43,993

	Total Energy	60,324

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Financials — 11.9%
	Capital Markets — 3.9%
105	Apollo Investment Corp.	1,163
124	Charles Schwab Corp. (The)	2,127
118	E*Trade Financial Corp. (a)	1,882
28	Greenhill & Co., Inc.	2,305
11	Invesco Ltd.	270
205	Janus Capital Group, Inc.	2,662
81	Jefferies Group, Inc.	2,150
103	Knight Capital Group, Inc., Class A (a)	1,424
179	MF Global Holdings Ltd. (a)	1,493
36	Morgan Stanley	978
80	SEI Investments Co.	1,896
39	Stifel Financial Corp. (a)	2,403
95	TD AMERITRADE Holding Corp.	1,803

		22,556

	Commercial Banks — 3.4%
139	Associated Banc-Corp.	2,107
110	BancorpSouth, Inc.	1,760
43	Comerica, Inc.	1,798
85	First Horizon National Corp. (a)	1,003
31	Iberiabank Corp.	1,809
338	Marshall & Ilsley Corp.	2,342
3	Popular, Inc. (a)	9
243	Regions Financial Corp.	1,698
12	SunTrust Banks, Inc.	368
86	Susquehanna Bancshares, Inc.	828
895	Synovus Financial Corp.	2,363
135	Umpqua Holdings Corp.	1,641
79	Zions Bancorp	1,907

		19,633

	Diversified Financial Services — 0.5%
122	Citigroup, Inc. (a)	579
4	CME Group, Inc.	1,257
22	MSCI, Inc., Class A (a)	860

		2,696

	Insurance — 1.9%
35	Alterra Capital Holdings Ltd., (Bermuda)	754
57	Cincinnati Financial Corp.	1,807
44	CNA Financial Corp. (a)	1,187
37	First American Financial Corp.	550
149	Genworth Financial, Inc., Class A (a)	1,953
5	Markel Corp. (a)	1,860
37	Marsh & McLennan Cos., Inc.	1,022
159	Old Republic International Corp.	2,164

		11,297

SEE NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	47

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Real Estate Investment Trusts (REITs) — 0.8%
15	BRE Properties, Inc.	643
37	Colonial Properties Trust	663
108	DCT Industrial Trust, Inc.	572
48	Developers Diversified Realty Corp.	673
41	Equity One, Inc.	744
85	Weyerhaeuser Co.	1,616

		4,911

	Thrifts & Mortgage Finance — 1.4%
101	Hudson City Bancorp, Inc.	1,289
134	MGIC Investment Corp. (a)	1,366
115	NewAlliance Bancshares, Inc.	1,728
149	People’s United Financial, Inc.	2,085
98	Washington Federal, Inc.	1,666

		8,134

	Total Financials	69,227

	Health Care — 10.7%
	Biotechnology — 1.1%
26	Acorda Therapeutics, Inc. (a)	713
11	Alexion Pharmaceuticals, Inc. (a)	899
26	Dendreon Corp. (a)	918
40	Gilead Sciences, Inc. (a)	1,435
37	Myriad Genetics, Inc. (a)	842
6	Onyx Pharmaceuticals, Inc. (a)	204
19	Pharmasset, Inc. (a)	815
20	Theravance, Inc. (a)	508

		6,334

	Health Care Equipment & Supplies — 3.4%
65	Alere, Inc. (a)	2,362
7	Becton, Dickinson & Co.	580
169	Boston Scientific Corp. (a)	1,280
60	DENTSPLY International, Inc.	2,036
36	Edwards Lifesciences Corp. (a)	2,895
28	Haemonetics Corp. (a)	1,790
19	IDEXX Laboratories, Inc. (a)	1,333
46	Immucor, Inc. (a)	916
65	Masimo Corp.	1,887
37	Medtronic, Inc.	1,368
38	NxStage Medical, Inc. (a)	952
23	ResMed, Inc. (a)	805
39	West Pharmaceutical Services, Inc.	1,609

		19,813

	Health Care Providers & Services — 3.2%
121	Brookdale Senior Living, Inc. (a)	2,597
74	Centene Corp. (a)	1,872

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
52	Coventry Health Care, Inc. (a)	1,368
12	HMS Holdings Corp. (a)	773
16	Mednax, Inc. (a)	1,085
5	Owens & Minor, Inc.	137
17	Patterson Cos., Inc.	535
91	PSS World Medical, Inc. (a)	2,061
208	Tenet Healthcare Corp. (a)	1,394
30	Universal Health Services, Inc., Class B	1,298
76	VCA Antech, Inc. (a)	1,762
71	WellCare Health Plans, Inc. (a)	2,154
26	WellPoint, Inc. (a)	1,478

		18,514

	Health Care Technology — 0.6%
77	MedAssets, Inc. (a)	1,562
30	Quality Systems, Inc.	2,063

		3,625

	Life Sciences Tools & Services — 1.0%
32	Covance, Inc. (a)	1,654
5	Mettler-Toledo International, Inc., (Switzerland) (a)	797
39	Thermo Fisher Scientific, Inc. (a)	2,133
18	Waters Corp. (a)	1,403

		5,987

	Pharmaceuticals — 1.4%
82	Auxilium Pharmaceuticals, Inc. (a)	1,739
32	Hospira, Inc. (a)	1,769
57	Merck & Co., Inc.	2,057
45	Watson Pharmaceuticals, Inc. (a)	2,339

		7,904

	Total Health Care	62,177

	Industrials — 14.8%
	Aerospace & Defense — 1.8%
50	DigitalGlobe, Inc. (a)	1,598
24	Goodrich Corp.	2,113
89	Hexcel Corp. (a)	1,615
17	Precision Castparts Corp.	2,388
12	Rockwell Collins, Inc.	696
100	Spirit Aerosystems Holdings, Inc., Class A (a)	2,090

		10,500

	Air Freight & Logistics — 0.4%
25	C.H. Robinson Worldwide, Inc.	2,031

	Airlines — 0.4%
288	AMR Corp. (a)	2,243

SEE NOTES TO FINANCIAL STATEMENTS

48	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Building Products — 1.2%
40	Lennox International, Inc.	1,885
69	Masco Corp.	871
55	Owens Corning (a)	1,703
165	USG Corp. (a)	2,770

		7,229

	Commercial Services & Supplies — 2.2%
45	Copart, Inc. (a)	1,689
44	Corrections Corp. of America (a)	1,107
53	GEO Group, Inc. (The) (a)	1,319
35	Herman Miller, Inc.	896
25	HNI Corp.	774
66	Republic Services, Inc.	1,957
23	Stericycle, Inc. (a)	1,846
58	Waste Connections, Inc.	1,597
49	Waste Management, Inc.	1,794

		12,979

	Construction & Engineering — 1.7%
39	Aecom Technology Corp. (a)	1,102
35	Fluor Corp.	2,348
50	Foster Wheeler AG, (Switzerland) (a)	1,719
53	Jacobs Engineering Group, Inc. (a)	2,411
106	Quanta Services, Inc. (a)	2,102

		9,682

	Electrical Equipment — 1.0%
30	Acuity Brands, Inc.	1,724
23	American Superconductor Corp. (a)	656
25	Cooper Industries plc	1,463
22	Polypore International, Inc. (a)	888
6	Regal-Beloit Corp.	380
11	Roper Industries, Inc.	825

		5,936

	Machinery — 3.2%
18	Flowserve Corp.	2,161
72	Harsco Corp.	2,050
16	Ingersoll-Rand plc, (Ireland)	773
9	Kaydon Corp.	384
21	Lincoln Electric Holdings, Inc.	1,353
160	Manitowoc Co., Inc. (The)	2,096
16	PACCAR, Inc.	916
82	Terex Corp. (a)	2,536
77	Trinity Industries, Inc.	2,048
23	Valmont Industries, Inc.	2,081
35	Wabtec Corp.	1,863

		18,261

SHARES	SECURITY DESCRIPTION	VALUE($)

	Marine — 0.0% (g)
1	Kirby Corp. (a)	25

	Professional Services — 1.6%
22	Dun & Bradstreet Corp.	1,818
42	FTI Consulting, Inc. (a)	1,577
21	Manpower, Inc.	1,297
61	Robert Half International, Inc.	1,852
39	Towers Watson & Co., Class A	2,014
25	Verisk Analytics, Inc., Class A (a)	850

		9,408

	Road & Rail — 0.9%
69	Avis Budget Group, Inc. (a)	1,070
166	Hertz Global Holdings, Inc. (a)	2,411
85	Knight Transportation, Inc.	1,618

		5,099

	Trading Companies & Distributors — 0.4%
41	Fastenal Co.	2,438

	Total Industrials	85,831

	Information Technology — 16.4%
	Communications Equipment — 1.8%
108	Aruba Networks, Inc. (a)	2,250
389	Brocade Communications Systems, Inc. (a)	2,060
130	Ciena Corp. (a)	2,745
9	Juniper Networks, Inc. (a)	347
25	QUALCOMM, Inc.	1,234
45	ViaSat, Inc. (a)	2,005

		10,641

	Computers & Peripherals — 0.8%
1	Apple, Inc. (a)	192
99	EMC Corp. (a)	2,266
3	NetApp, Inc. (a)	170
74	Seagate Technology plc, (Ireland) (a)	1,113
32	Western Digital Corp. (a)	1,078

		4,819

	Electronic Equipment, Instruments & Components — 1.3%
15	Amphenol Corp., Class A	779
66	FLIR Systems, Inc. (a)	1,961
83	Ingram Micro, Inc., Class A (a)	1,591
37	L-1 Identity Solutions, Inc. (a)	437
60	Molex, Inc.	1,355
39	Plexus Corp. (a)	1,196

		7,319

SEE NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	49

JPMorgan Multi-Cap Market Neutral Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Internet Software & Services — 1.9%
29	Digital River, Inc. (a)	1,001
79	eBay, Inc. (a)	2,189
22	Equinix, Inc. (a)	1,792
41	SAVVIS, Inc. (a)	1,050
37	VistaPrint N.V., (Netherlands) (a)	1,690
27	WebMD Health Corp. (a)	1,393
113	Yahoo!, Inc. (a)	1,880

		10,995

	IT Services — 2.4%
39	Automatic Data Processing, Inc.	1,825
88	CoreLogic, Inc.	1,624
74	Fidelity National Information Services, Inc.	2,030
14	Gartner, Inc. (a)	464
39	Global Payments, Inc.	1,815
11	International Business Machines Corp.	1,573
79	Paychex, Inc.	2,451
15	Sapient Corp.	185
71	Total System Services, Inc.	1,092
2	Visa, Inc., Class A	169
14	Wright Express Corp. (a)	638

		13,866

	Semiconductors & Semiconductor Equipment — 4.0%
27	Atheros Communications, Inc. (a)	954
36	Atmel Corp. (a)	446
40	Broadcom Corp., Class A	1,735
28	Cavium Networks, Inc. (a)	1,047
31	Cree, Inc. (a)	2,055
18	Hittite Microwave Corp. (a)	1,086
59	Linear Technology Corp.	2,027
180	MEMC Electronic Materials, Inc. (a)	2,025
43	NetLogic Microsystems, Inc. (a)	1,362
138	NVIDIA Corp. (a)	2,128
193	PMC-Sierra, Inc. (a)	1,662
27	Power Integrations, Inc.	1,066
61	Semtech Corp. (a)	1,389
37	Silicon Laboratories, Inc. (a)	1,697
81	Skyworks Solutions, Inc. (a)	2,311

		22,990

	Software — 4.2%
44	Ariba, Inc. (a)	1,033
79	AsiaInfo-Linkage, Inc., (China) (a)	1,309
42	Blackboard, Inc. (a)	1,723
189	Compuware Corp. (a)	2,204
45	Concur Technologies, Inc. (a)	2,321

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
24	Fortinet, Inc. (a)	778
46	Informatica Corp. (a)	2,045
65	JDA Software Group, Inc. (a)	1,829
35	NetSuite, Inc. (a)	873
27	Pegasystems, Inc.	973
44	Red Hat, Inc. (a)	2,006
3	Salesforce.com, Inc. (a)	384
93	SolarWinds, Inc. (a)	1,789
72	SuccessFactors, Inc. (a)	2,075
73	Synopsys, Inc. (a)	1,976
18	Taleo Corp., Class A (a)	507
9	VMware, Inc., Class A (a)	827

		24,652

	Total Information Technology	95,282

	Materials — 7.5%
	Chemicals — 2.8%
21	Air Products & Chemicals, Inc.	1,909
17	CF Industries Holdings, Inc.	2,294
23	Dow Chemical Co. (The)	798
37	Ecolab, Inc.	1,853
12	FMC Corp.	956
51	H.B. Fuller Co.	1,042
8	Intrepid Potash, Inc. (a)	297
35	Monsanto Co.	2,456
27	Mosaic Co. (The)	2,060
12	Praxair, Inc.	1,110
50	RPM International, Inc.	1,096
5	Sherwin-Williams Co. (The)	404

		16,275

	Construction Materials — 1.2%
64	Eagle Materials, Inc.	1,822
25	Martin Marietta Materials, Inc.	2,300
18	Texas Industries, Inc.	847
49	Vulcan Materials Co.	2,160

		7,129

	Containers & Packaging — 1.0%
30	Aptargroup, Inc.	1,446
33	Bemis Co., Inc.	1,069
51	Owens-Illinois, Inc. (a)	1,574
7	Packaging Corp. of America	185
45	Silgan Holdings, Inc.	1,629

		5,903

SEE NOTES TO FINANCIAL STATEMENTS

50	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Metals & Mining — 2.1%
139	AK Steel Holding Corp.	2,270
43	Allegheny Technologies, Inc.	2,393
1	Coeur d’Alene Mines Corp. (a)	31
19	Compass Minerals International, Inc.	1,708
28	Nucor Corp.	1,210
45	Royal Gold, Inc.	2,438
36	United States Steel Corp.	2,129

		12,179

	Paper & Forest Products — 0.4%
77	Louisiana-Pacific Corp. (a)	729
24	Schweitzer-Mauduit International, Inc.	1,538

		2,267

	Total Materials	43,753

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.7%
30	AboveNet, Inc.	1,772
13	CenturyLink, Inc.	577
154	Frontier Communications Corp.	1,498

		3,847

	Wireless Telecommunication Services — 0.3%
36	American Tower Corp., Class A (a)	1,863

	Total Telecommunication Services	5,710

	Utilities — 4.9%
	Electric Utilities — 2.1%
9	American Electric Power Co., Inc.	335
17	Hawaiian Electric Industries, Inc.	377
40	IDACORP, Inc.	1,474
36	NextEra Energy, Inc.	1,864
77	Northeast Utilities	2,453
78	NV Energy, Inc.	1,098
44	Progress Energy, Inc.	1,904
49	Southern Co.	1,866
36	UIL Holdings Corp.	1,087

		12,458

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.8%
29	National Fuel Gas Co.	1,903
24	Northwest Natural Gas Co.	1,097
43	WGL Holdings, Inc.	1,533

		4,533

	Independent Power Producers & Energy Traders — 0.5%
117	Calpine Corp. (a)	1,556
217	GenOn Energy, Inc. (a)	826
17	Ormat Technologies, Inc.	514

		2,896

	Multi-Utilities — 1.5%
12	Avista Corp.	274
40	Consolidated Edison, Inc.	1,979
40	Dominion Resources, Inc.	1,708
67	MDU Resources Group, Inc.	1,353
39	PG&E Corp.	1,863
26	SCANA Corp.	1,046
7	Vectren Corp.	173

		8,396

	Total Utilities	28,283

	Total Common Stocks (Cost $496,235)	541,710

NUMBER OF RIGHTS
Right — 0.0% (g)
	Health Care — 0.0% (g)
1	Fresenius Kabi Pharmaceuticals Holding, Inc., (Germany), expiring 06/30/11 (a) (Cost $—)	—	(h)

	Total Short Positions (Proceeds $496,235)	541,710

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	51

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 94.0%
	Consumer Discretionary — 14.2%
	Distributors — 1.1%
169	Genuine Parts Co.	8,676

	Hotels, Restaurants & Leisure — 0.3%
221	Monarch Casino & Resort, Inc. (a)	2,767

	Household Durables — 0.8%
104	Fortune Brands, Inc.	6,290

	Internet & Catalog Retail — 0.9%
302	Expedia, Inc.	7,570

	Media — 4.2%
259	AH Belo Corp., Class A (a)	2,252
350	Belo Corp., Class A (a)	2,475
111	Cablevision Systems Corp., Class A	3,739
221	Clear Channel Outdoor Holdings, Inc., Class A (a)	3,097
203	DISH Network Corp., Class A (a)	3,995
275	Entercom Communications Corp., Class A (a)	3,182
425	Gannett Co., Inc.	6,412
480	LIN TV Corp., Class A (a)	2,544
108	Time Warner, Inc.	3,462
7	Washington Post Co. (The), Class B	3,208

		34,366

	Multiline Retail — 1.5%
167	Sears Holdings Corp. (a)	12,309

	Specialty Retail — 5.4%
26	AutoZone, Inc. (a)	6,951
157	Bed Bath & Beyond, Inc. (a)	7,736
798	Gap, Inc. (The)	17,674
186	Home Depot, Inc.	6,518
124	TJX Cos., Inc.	5,518

		44,397

	Total Consumer Discretionary	116,375

	Consumer Staples — 6.1%
	Beverages — 0.8%
88	Diageo plc, (United Kingdom), ADR	6,526

	Food & Staples Retailing — 2.3%
267	Walgreen Co.	10,398
157	Wal-Mart Stores, Inc.	8,451

		18,849

	Food Products — 1.3%
159	JM Smucker Co. (The)	10,465

	Household Products — 1.1%
141	Procter & Gamble Co. (The)	9,045

SHARES		SECURITY DESCRIPTION	VALUE($)

		Tobacco — 0.6%
200		Altria Group, Inc.	4,924

		Total Consumer Staples	49,809

		Energy — 11.9%
		Oil, Gas & Consumable Fuels — 11.9%
327		Devon Energy Corp.	25,657
441		El Paso Corp.	6,072
196		Energy Transfer Equity LP	7,658
286		Exxon Mobil Corp.	20,898
59		Kinder Morgan Management LLC (a)	3,965
208		NuStar GP Holdings LLC	7,542
498		Teekay Corp., (Canada)	16,477
351		Williams Cos., Inc. (The)	8,669

		Total Energy	96,938

		Financials — 31.5%
		Capital Markets — 2.4%
107		Ameriprise Financial, Inc.	6,163
473		Charles Schwab Corp. (The)	8,100
176		W.P. Carey & Co. LLC	5,507

			19,770

		Commercial Banks — 6.3%
88		M&T Bank Corp.	7,669
155		SunTrust Banks, Inc.	4,583
321		U.S. Bancorp	8,644
983		Wells Fargo & Co.	30,466

			51,362

		Consumer Finance — 1.1%
211		Capital One Financial Corp.	8,989

		Diversified Financial Services — 2.3%
542		Bank of America Corp.	7,225
2,484		Citigroup, Inc. (a)	11,748

			18,973

		Insurance — 12.5%
122		AON Corp.	5,595
—	(h)	Berkshire Hathaway, Inc., Class A (a)	6,023
182		Cincinnati Financial Corp.	5,771
328		Fortegra Financial Corp. (a)	3,629
236		Genworth Financial, Inc., Class A (a)	3,096
728		Loews Corp.	28,342
184		MetLife, Inc.	8,190
387		Old Republic International Corp.	5,273
163		OneBeacon Insurance Group Ltd., Class A	2,478
139		ProAssurance Corp. (a)	8,423
72		Prudential Financial, Inc.	4,198

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
186	Symetra Financial Corp.	2,541
189	Transatlantic Holdings, Inc.	9,730
321	W.R. Berkley Corp.	8,792

		102,081

	Real Estate Investment Trusts (REITs) — 4.8%
203	Agree Realty Corp.	5,324
349	Annaly Capital Management, Inc.	6,247
569	Cousins Properties, Inc.	4,749
291	Excel Trust, Inc.	3,515
146	Getty Realty Corp.	4,564
95	National Health Investors, Inc.	4,279
110	Regency Centers Corp.	4,651
247	Starwood Property Trust, Inc.	5,303

		38,632

	Real Estate Management & Development — 1.4%
236	Brookfield Asset Management, Inc., (Canada), Class A	7,860
100	Brookfield Properties Corp.	1,760
78	St. Joe Co. (The) (a)	1,700

		11,320

	Thrifts & Mortgage Finance — 0.7%
54	Capitol Federal Financial, Inc.	638
372	People’s United Financial, Inc.	5,208

		5,846

	Total Financials	256,973

	Health Care — 10.3%
	Health Care Equipment & Supplies — 1.5%
145	Becton, Dickinson & Co.	12,247

	Health Care Providers & Services — 3.8%
234	AmerisourceBergen Corp.	7,974
91	Humana, Inc. (a)	4,954
319	Lincare Holdings, Inc.	8,557
198	National Healthcare Corp.	9,144

		30,629

	Pharmaceuticals — 5.0%
229	Bristol-Myers Squibb Co.	6,067
214	Johnson & Johnson	13,224
407	Merck & Co., Inc.	14,679
399	Pfizer, Inc.	6,986

		40,956

	Total Health Care	83,832

SHARES	SECURITY DESCRIPTION	VALUE($)

	Industrials — 3.6%
	Aerospace & Defense — 0.5%
58	Alliant Techsystems, Inc. (a)	4,317

	Commercial Services & Supplies — 0.5%
137	Republic Services, Inc.	4,103

	Industrial Conglomerates — 1.2%
236	Carlisle Cos., Inc.	9,383

	Machinery — 1.0%
159	Illinois Tool Works, Inc.	8,469

	Trading Companies & Distributors — 0.4%
94	GATX Corp.	3,323

	Total Industrials	29,595

	Information Technology — 3.2%
	Communications Equipment — 0.5%
83	QUALCOMM, Inc.	4,098

	Electronic Equipment, Instruments & Components — 1.0%
220	Tyco Electronics Ltd., (Switzerland)	7,777

	Software — 1.7%
356	Microsoft Corp.	9,948
156	Synopsys, Inc. (a)	4,187

		14,135

	Total Information Technology	26,010

	Materials — 2.4%
	Chemicals — 1.0%
149	Albemarle Corp.	8,289

	Construction Materials — 0.5%
42	Martin Marietta Materials, Inc.	3,828

	Containers & Packaging — 0.9%
133	Rock-Tenn Co., Class A	7,170

	Total Materials	19,287

	Telecommunication Services — 3.8%
	Diversified Telecommunication Services — 2.6%
572	AT&T, Inc.	16,811
93	CenturyLink, Inc.	4,303

		21,114

	Wireless Telecommunication Services — 1.2%
196	Telephone & Data Systems, Inc.	6,182
143	Vodafone Group plc, (United Kingdom), ADR	3,767

		9,949

	Total Telecommunication Services	31,063

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	53

JPMorgan Value Advantage Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Utilities — 7.0%
	Electric Utilities — 2.8%
162	American Electric Power Co., Inc.	5,836
158	NextEra Energy, Inc.	8,219
232	Southern Co.	8,885

		22,940

	Gas Utilities — 2.6%
140	Energen Corp.	6,776
260	Oneok, Inc.	14,405

		21,181

	Multi-Utilities — 1.6%
154	PG&E Corp.	7,348
110	Sempra Energy	5,768

		13,116

	Total Utilities	57,237

	Total Common Stocks (Cost $631,431)	767,119

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Company — 1.0%
506	Cohen & Steers Infrastructure Fund, Inc. (Cost $7,683)	8,299

Short-Term Investment — 5.7%
	Investment Company — 5.7%
46,536	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $46,536)	46,536

	Total Investments — 100.7% (Cost $685,650)	821,954
	Liabilities in Excess of Other Assets — (0.7)%	(5,802)

	NET ASSETS — 100.0%	$816,152

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

J.P. Morgan Mid Cap/Multi-Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

ADR	— American Depository Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(j)	— All or a portion of these securities are segregated for short sales.
(l)	— The rate shown is the current yield as of December 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	55

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund		Mid Cap Growth Fund
ASSETS:
Investments in non-affiliates, at value	$772,256	$3,112		$432,536		$1,609,305
Investments in affiliates, at value	74,838	27		49,596		73,227

Total investment securities, at value	847,094	3,139		482,132		1,682,532
Receivables:
Investment securities sold	1,652	—		1,179		7,567
Fund shares sold	8,655	—		2,545		2,382
Interest and dividends	402	2		351		549
Securities lending income	3	—		2		11
Due from Advisor	—	23		—		—
Prepaid expenses and other assets	2	74		1		3

Total Assets	857,808	3,238		486,210		1,693,044

LIABILITIES:
Payables:
Investment securities purchased	936	—		452		2,866
Collateral for securities lending program	57,248	—		31,684		46,631
Fund shares redeemed	386	—		328		2,002
Accrued liabilities:
Investment advisory fees	422	—		141		893
Administration fees	59	—		21		69
Shareholder servicing fees	131	1		—	(a)	172
Distribution fees	43	—	(a)	1		173
Custodian and accounting fees	18	2		16		37
Trustees’ and Chief Compliance Officer’s fees	—	—	(a)	—		—
Audit fees	25	4		25		33
Printing and mailing fees	55	3		16		209
Other	45	—		23		794

Total Liabilities	59,368	10		32,707		53,879

Net Assets	$798,440	$3,228		$453,503		$1,639,165

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Growth Advantage Fund	Mid Cap Core Fund		Mid Cap Equity Fund	Mid Cap Growth Fund
NET ASSETS:
Paid in capital	$675,231	$3,052		$382,963	$1,334,670
Accumulated undistributed (distributions in excess of) net investment income	(660)	—	(a)	673	(1,266)
Accumulated net realized gains (losses)	(86,728)	7		(48,356)	(162,900)
Net unrealized appreciation (depreciation)	210,597	169		118,223	468,661

Total Net Assets	$798,440	$3,228		$453,503	$1,639,165

NET ASSETS:
Class A	$151,726	$84		$2,014	$668,713
Class B	3,262	—		—	22,221
Class C	16,527	53		260	27,441
Class R2	—	53		—	83
Class R5	132,551	53		—	—
Select Class	494,374	2,985		451,229	920,707

Total	$798,440	$3,228		$453,503	$1,639,165

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	17,408	5		69	31,121
Class B	402	—		—	1,314
Class C	2,037	3		9	1,421
Class R2	—	3		—	4
Class R5	14,971	3		—	—
Select Class	56,063	188		15,457	40,044

Net Asset Value:
Class A — Redemption price per share	$8.72	$15.88		$29.14	$21.49
Class B — Offering price per share (b)	8.11	—		—	16.91
Class C — Offering price per share (b)	8.11	15.88		29.06	19.31
Class R2 — Offering and redemption price per share	—	15.88		—	22.83
Class R5 — Offering and redemption price per share	8.85	15.88		—	—
Select Class — Offering and redemption price per share	8.82	15.88		29.19	22.99
Class A maximum sales charge	5.25%	5.25%		5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$9.20	$16.76		$30.75	$22.68

Cost of investments in non-affiliates	$561,659	$2,943		$314,313	$1,140,644
Cost of investments in affiliates	74,838	27		49,596	73,227
Value of securities on loan	55,855	—		30,914	45,275

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	57

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
ASSETS:
Investments in non-affiliates, at value	$6,067,298	$534,499	$775,418
Investments in affiliates, at value	308,315	43,490	46,536

Total investment securities, at value	6,375,613	577,989	821,954
Cash	—	98	—
Deposits at broker for securities sold short	—	543,439	—
Receivables:
Investment securities sold	4,721	1,222	—
Fund shares sold	13,815	449	6,682
Interest and dividends	7,781	309	1,431
Securities lending income	44	—	—

Total Assets	6,401,974	1,123,506	830,067

LIABILITIES:
Payables:
Securities sold short, at value	—	541,710	—
Dividends for securities sold short	—	406	—
Investment securities purchased	2,154	—	12,124
Interest expense for securities sold short	—	7	—
Collateral for securities lending program	60,214	—	—
Fund shares redeemed	10,358	237	902
Accrued liabilities:
Investment advisory fees	3,110	517	424
Administration fees	89	35	12
Shareholder servicing fees	766	8	115
Distribution fees	713	43	123
Custodian and accounting fees	118	20	17
Trustees’ and Chief Compliance Officer’s fees	1	5	3
Other	1,412	104	195

Total Liabilities	78,935	543,092	13,915

Net Assets	$6,323,039	$580,414	$816,152

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Mid Cap Value Fund	Multi-Cap Market Neutral Fund	Value Advantage Fund
NET ASSETS:
Paid in capital	$5,541,800	$644,536	$756,324
Accumulated undistributed (distributions in excess of) net investment income	34,134	(4,875)	(1,029)
Accumulated net realized gains (losses)	(608,268)	(120,736)	(75,447)
Net unrealized appreciation (depreciation)	1,355,373	61,489	136,304

Total Net Assets	$6,323,039	$580,414	$816,152

Net Assets:
Class A	$2,000,247	$88,914	$212,939
Class B	103,330	5,680	—
Class C	360,224	30,174	128,297
Class R2	3,507	—	—
Institutional Class	2,528,410	—	257,665
Select Class	1,327,321	455,646	217,251

Total	$6,323,039	$580,414	$816,152

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	86,477	9,281	11,706
Class B	4,578	612	—
Class C	15,939	3,246	7,057
Class R2	154	—	—
Institutional Class	107,705	—	14,169
Select Class	56,961	47,119	11,930

Net Asset Value:
Class A — Redemption price per share	$23.13	$9.58	$18.19
Class B — Offering price per share (a)	22.57	9.28	—
Class C — Offering price per share (a)	22.60	9.30	18.18
Class R2 — Offering and redemption price per share	22.70	—	—
Institutional Class — Offering and redemption price per share	23.48	—	18.18
Select Class — Offering and redemption price per share	23.30	9.67	18.21
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.41	$10.11	$19.20

Cost of investments in non-affiliates	$4,711,925	$427,535	$639,114
Cost of investments in affiliates	308,315	43,490	46,536
Value of securities on loan	58,621	—	—
Proceeds from securities sold short	—	496,235	—

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	59

STATEMENTS OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund (b)		Mid Cap Equity Fund		Mid Cap Growth Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$3,447		$4		$2,942		$6,432
Interest income from affiliates	—	(a)	—	(a)	—		—
Dividend income from affiliates	5		—	(a)	8		19
Income from securities lending (net)	143		—		49		239

Total investment income	3,595		4		2,999		6,690

EXPENSES:
Investment advisory fees	2,555		2		1,224		4,781
Administration fees	360		—	(a)	172		673
Distribution fees:
Class A	155		—	(a)	2		767
Class B	12		—		—		80
Class C	54		—	(a)	—	(a)	95
Class R2	—		—	(a)	—		—	(a)
Shareholder servicing fees:
Class A	155		—	(a)	2		767
Class B	4		—		—		27
Class C	18		—	(a)	—	(a)	32
Class R2	—		—	(a)	—		—	(a)
Class R5	26		—	(a)	—		—
Select Class	676		1		468		1,013
Custodian and accounting fees	29		2		16		46
Interest expense to affiliates	1		—		—		—
Professional fees	24		16		21		26
Trustees’ and Chief Compliance Officer’s fees	3		—	(a)	2		9
Printing and mailing costs	32		3		6		69
Registration and filing fees	38		3		65		137
Transfer agent fees	110		1		241		817
Other	28		—	(a)	7		17

Total expenses	4,280		28		2,226		9,356

Less amounts waived	(38)		(2)		(545)		(1,482)
Less earnings credits	—	(a)	—	(a)	—	(a)	—	(a)
Less expense reimbursements	—		(23)		—		—

Net expenses	4,242		3		1,681		7,874

Net investment income (loss)	(647)		1		1,318		(1,184)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from investments in non-affiliates	48,546		7		1,207		84,539
Change in net unrealized appreciation (depreciation) of investments in non-affiliates	148,947		169		86,952		316,166

Net realized/unrealized gains (losses)	197,493		176		88,159		400,705

Change in net assets resulting from operations	$196,846		$177		$89,477		$399,521

(a)	Amount rounds to less than $1,000.
(b)	Commencement of operations was November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund	Value Advantage Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$105	$—
Dividend income from non-affiliates	63,179		3,945	7,883
Interest income from affiliates	—		— (a)	—
Dividend income from affiliates	94		35	18
Income from securities lending (net)	219		—	—

Total investment income	63,492		4,085	7,901

EXPENSES:
Investment advisory fees	18,350		3,555	1,943
Administration fees	2,582		260	273
Distribution fees:
Class A	2,318		118	219
Class B	377		26	—
Class C	1,255		132	441
Class R2	6		—	—
Shareholder servicing fees:
Class A	2,318		118	219
Class B	126		9	—
Class C	419		44	147
Class R2	3		—	—
Institutional Class	1,079		—	98
Select Class	1,494		541	136
Custodian and accounting fees	169		27	25
Professional fees	57		27	29
Trustees’ and Chief Compliance Officer’s fees	31		— (a)	3
Printing and mailing costs	383		37	23
Registration and filing fees	141		30	34
Transfer agent fees	3,301		175	173
Other	111		7	9
Dividend expense on securities sold short	—		4,790	—
Interest expense on securities sold short	—		290	—

Total expenses	34,520		10,186	3,772

Less amounts waived	(5,358)		(1,263)	(392)
Less earnings credits	—	(a)	— (a)	—	(a)

Net expenses	29,162		8,923	3,380

Net investment income (loss)	34,330		(4,838)	4,521

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	46,452		40,628	15,348
Securities sold short	—		(29,993)	—

Net realized gain (loss)	46,452		10,635	15,348

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	1,099,738		90,930	94,772
Securities sold short	—		(104,042)	—

Change in net unrealized appreciation (depreciation)	1,099,738		(13,112)	94,772

Net realized/unrealized gains (losses)	1,146,190		(2,477)	110,120

Change in net assets resulting from operations	$1,180,520		$(7,315)	$114,641

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Period Ended 12/31/2010 (a) (Unaudited)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(647)	$(1,459)	$1
Net realized gain (loss)	48,546	52,894	7
Change in net unrealized appreciation (depreciation)	148,947	38,819	169

Change in net assets resulting from operations	196,846	90,254	177

DISTRIBUTIONS TO SHAREHOLDERS:
Class R5
From net investment income	—	—	—	(b)
Select Class
From net investment income	—	—	(1)

Total distributions to shareholders	—	—	(1)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(197,531)	136,769	3,052

NET ASSETS:
Change in net assets	(685)	227,023	3,228
Beginning of period	799,125	572,102	—

End of period	$798,440	$799,125	$3,228

Accumulated undistributed (distributions in excess of) net investment income	$(660)	$(13)	$—	(b)

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,318	$1,933	$(1,184)	$(5,412)
Net realized gain (loss)	1,207	9,383	84,539	107,222
Change in net unrealized appreciation (depreciation)	86,952	26,548	316,166	131,041

Change in net assets resulting from operations	89,477	37,864	399,521	232,851

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1)	(1)	—	—
Class C
From net investment income	—	— (a)	—	—
Select Class
From net investment income	(454)	(1,929)	—	—

Total distributions to shareholders	(455)	(1,930)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(100,456)	233,218	(50,598)	(149,860)

NET ASSETS:
Change in net assets	(11,434)	269,152	348,923	82,991
Beginning of period	464,937	195,785	1,290,242	1,207,251

End of period	$453,503	$464,937	$1,639,165	$1,290,242

Accumulated undistributed (distributions in excess of) net investment income	$673	$(190)	$(1,266)	$(82)

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$34,330	$62,503	$(4,838)	$(9,582)
Net realized gain (loss)	46,452	23,325	10,635	43,479
Change in net unrealized appreciation (depreciation)	1,099,738	936,527	(13,112)	(63,292)

Change in net assets resulting from operations	1,180,520	1,022,355	(7,315)	(29,395)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(15,422)	—	—	—
Class B
From net investment income	(167)	—	—	—
Class C
From net investment income	(1,171)	—	—	—
Class R2
From net investment income	(36)	—	—	—
Institutional Class
From net investment income	(29,944)	(1,669)	—	—
Select Class
From net investment income	(13,423)	(279)	—	—

Total distributions to shareholders	(60,163)	(1,948)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	113,952	(131,054)	12,182	(65,653)

NET ASSETS:
Change in net assets	1,234,309	889,353	4,867	(95,048)
Beginning of period	5,088,730	4,199,377	575,547	670,595

End of period	$6,323,039	$5,088,730	$580,414	$575,547

Accumulated undistributed (distributions in excess of) net investment income	$34,134	$59,967	$(4,875)	$(37)

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Value Advantage Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$4,521	$6,916
Net realized gain (loss)	15,348	(10,567)
Change in net unrealized appreciation (depreciation)	94,772	96,114

Change in net assets resulting from operations	114,641	92,463

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,878)	(1,905)
Class C
From net investment income	(513)	(889)
Institutional Class
From net investment income	(3,215)	(1,840)
Select Class
From net investment income	(2,578)	(995)

Total distributions to shareholders	(8,184)	(5,629)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	223,709	66,865

NET ASSETS:
Change in net assets	330,166	153,699
Beginning of period	485,986	332,287

End of period	$816,152	$485,986

Accumulated undistributed (distributions in excess of) net investment income	$(1,029)	$2,634

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Period Ended 12/31/2010 (a) (Unaudited)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$37,855	$55,364	$81
Dividends and distributions reinvested	—	—	—	(b)
Cost of shares redeemed	(19,043)	(36,207)	—

Change in net assets from Class A capital transactions	$18,812	$19,157	$81

Class B
Proceeds from shares issued	$67	$520	$—
Cost of shares redeemed	(677)	(1,277)	—

Change in net assets from Class B capital transactions	$(610)	$(757)	$—

Class C
Proceeds from shares issued	$2,451	$5,617	$50
Cost of shares redeemed	(2,306)	(3,392)	—

Change in net assets from Class C capital transactions	$145	$2,225	$50

Class R2
Proceeds from shares issued	$—	$—	$50

Change in net assets from Class R2 capital transactions	$—	$—	$50

Class R5
Proceeds from shares issued	$29,627	$27,290	$50
Dividends and distributions reinvested	—	—	—	(b)
Cost of shares redeemed	(209)	(3,562)	—

Change in net assets from Class R5 capital transactions	$29,418	$23,728	$50

Select Class
Proceeds from shares issued	$68,875	$324,548	$2,820
Dividends and distributions reinvested	—	—	1
Cost of shares redeemed	(314,171)	(232,132)	—

Change in net assets from Select Class capital transactions	$(245,296)	$92,416	$2,821

Total change in net assets from capital transactions	$(197,531)	$136,769	$3,052

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Growth Advantage Fund		Mid Cap Core Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Period Ended 12/31/2010 (a) (Unaudited)
SHARE TRANSACTIONS:
Class A
Issued	4,834	7,959	5
Reinvested	—	—	—	(b)
Redeemed	(2,483)	(5,122)	—

Change in Class A Shares	2,351	2,837	5

Class B
Issued	8	83	—
Redeemed	(93)	(196)	—

Change in Class B Shares	(85)	(113)	—

Class C
Issued	327	868	3
Redeemed	(320)	(524)	—

Change in Class C Shares	7	344	3

Class R2
Issued	—	—	3

Change in Class R2 Shares	—	—	3

Class R5
Issued	3,799	3,874	3
Reinvested	—	—	—	(b)
Redeemed	(27)	(480)	—

Change in Class R5 Shares	3,772	3,394	3

Select Class
Issued	8,616	46,815	188
Reinvested	—	—	—	(b)
Redeemed	(41,030)	(32,808)	—

Change in Select Class Shares	(32,414)	14,007	188

(a)	Commencement of operations was November 30, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Equity Fund		Mid Cap Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A (b)
Proceeds from shares issued	$830	$1,597	$29,284	$103,096
Dividends and distributions reinvested	1	1	—	—
Cost of shares redeemed	(622)	(95)	(86,463)	(167,798)

Change in net assets from Class A capital transactions	$209	$1,503	$(57,179)	$(64,702)

Class B
Proceeds from shares issued	$—	$—	$439	$1,165
Cost of shares redeemed	—	—	(4,842)	(16,165)

Change in net assets from Class B capital transactions	$—	$—	$(4,403)	$(15,000)

Class C (b)
Proceeds from shares issued	$178	$66	$1,250	$2,193
Dividends and distributions reinvested	—	— (a)	—	—
Cost of shares redeemed	(13)	(3)	(4,007)	(9,337)

Change in net assets from Class C capital transactions	$165	$63	$(2,757)	$(7,144)

Class R2
Proceeds from shares issued	$—	$—	$—	$— (a)
Cost of shares redeemed	—	—	—	(32)

Change in net assets from Class R2 capital transactions	$—	$—	$—	$(32)

Select Class
Proceeds from shares issued	$101,165	$316,115	$122,168	$155,494
Dividends and distributions reinvested	101	305	—	—
Cost of shares redeemed	(202,096)	(84,768)	(108,427)	(218,476)

Change in net assets from Select Class capital transactions	$(100,830)	$231,652	$13,741	$(62,982)

Total change in net assets from capital transactions	$(100,456)	$233,218	$(50,598)	$(149,860)

SHARE TRANSACTIONS:
Class A (b)
Issued	32	65	1,545	6,323
Reinvested	— (a)	— (a)	—	—
Redeemed	(24)	(4)	(4,680)	(10,091)

Change in Class A Shares	8	61	(3,135)	(3,768)

Class B
Issued	—	—	28	93
Reinvested	—	—	—	—
Redeemed	—	—	(334)	(1,235)

Change in Class B Shares	—	—	(306)	(1,142)

Class C (b)
Issued	7	3	70	146
Reinvested	—	— (a)	—	— (a)
Redeemed	(1)	— (a)	(237)	(627)

Change in Class C Shares	6	3	(167)	(481)

Class R2
Issued	—	—	—	— (a)
Redeemed	—	—	—	(2)

Change in Class R2 Shares	—	—	—	(2)

Select Class
Issued	3,862	13,451	6,189	8,781
Reinvested	4	13	—	—
Redeemed	(8,589)	(3,604)	(5,412)	(12,859)

Change in Select Class Shares	(4,723)	9,860	777	(4,078)

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 2, 2009 for Mid Cap Equity Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$148,873	$286,766	$15,738	$64,504
Dividends and distributions reinvested	14,615	—	—	—
Cost of shares redeemed	(239,025)	(562,984)	(20,163)	(33,398)

Change in net assets from Class A capital transactions	$(75,537)	$(276,218)	$(4,425)	$31,106

Class B
Proceeds from shares issued	$372	$1,155	$21	$84
Dividends and distributions reinvested	148	—	—	—
Cost of shares redeemed	(14,640)	(37,583)	(2,086)	(4,436)

Change in net assets from Class B capital transactions	$(14,120)	$(36,428)	$(2,065)	$(4,352)

Class C
Proceeds from shares issued	$14,967	$24,188	$762	$4,139
Dividends and distributions reinvested	873	—	—	—
Cost of shares redeemed	(32,741)	(83,767)	(9,650)	(23,169)

Change in net assets from Class C capital transactions	$(16,901)	$(59,579)	$(8,888)	$(19,030)

Class R2
Proceeds from shares issued	$1,772	$2,331	$—	$—
Dividends and distributions reinvested	28	—	—	—
Cost of shares redeemed	(178)	(1,209)	—	—

Change in net assets from Class R2 capital transactions	$1,622	$1,122	$—	$—

Institutional Class
Proceeds from shares issued	$391,977	$527,453	$—	$—
Dividends and distributions reinvested	22,919	1,318	—	—
Cost of shares redeemed	(224,573)	(435,724)	—	—
Redemptions in-kind (See Note 9)	—	47,173	—	—

Change in net assets from Institutional Class capital transactions	$190,323	$140,220	$—	$—

Select Class
Proceeds from shares issued	$187,301	$468,382	$78,196	$153,988
Dividends and distributions reinvested	9,285	167	—	—
Cost of shares redeemed	(168,021)	(368,720)	(50,636)	(227,365)

Change in net assets from Select Class capital transactions	$28,565	$99,829	$27,560	$(73,377)

Total change in net assets from capital transactions	$113,952	$(131,054)	$12,182	$(65,653)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Mid Cap Value Fund		Multi-Cap Market Neutral Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	7,041	15,310	1,623	6,429
Reinvested	636	—	—	—
Redeemed	(11,416)	(30,094)	(2,080)	(3,339)

Change in Class A Shares	(3,739)	(14,784)	(457)	3,090

Class B
Issued	18	66	2	8
Reinvested	7	—	—	—
Redeemed	(722)	(2,050)	(221)	(453)

Change in Class B Shares	(697)	(1,984)	(219)	(445)

Class C
Issued	720	1,313	81	423
Reinvested	39	— (a)	—	—
Redeemed	(1,608)	(4,607)	(1,024)	(2,368)

Change in Class C Shares	(849)	(3,294)	(943)	(1,945)

Class R2
Issued	85	121	—	—
Reinvested	1	—	—	—
Redeemed	(9)	(64)	—	—

Change in Class R2 Shares	77	57	—	—

Institutional Class
Issued	17,786	27,515	—	—
Reinvested	984	69	—	—
Redeemed	(10,630)	(22,644)	—	—
Redemptions in-kind (See Note 9)	—	2,355	—	—

Change in Institutional Class Shares	8,140	7,295	—	—

Select Class
Issued	8,799	25,058	8,009	15,269
Reinvested	401	9	—	—
Redeemed	(7,893)	(19,421)	(5,182)	(22,446)

Change in Select Class Shares	1,307	5,646	2,827	(7,177)

(a)	Amount rounds to less than 1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Value Advantage Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$59,561	$72,764
Dividends and distributions reinvested	1,727	1,731
Cost of shares redeemed	(29,400)	(67,947)

Change in net assets from Class A capital transactions	$31,888	$6,548

Class C
Proceeds from shares issued	$10,964	$17,785
Dividends and distributions reinvested	413	717
Cost of shares redeemed	(12,387)	(33,293)

Change in net assets from Class C capital transactions	$(1,010)	$(14,791)

Institutional Class
Proceeds from shares issued	$70,015	$76,158
Dividends and distributions reinvested	2,906	1,753
Cost of shares redeemed	(6,317)	(9,427)

Change in net assets from Institutional Class capital transactions	$66,604	$68,484

Select Class
Proceeds from shares issued	$136,689	$28,225
Dividends and distributions reinvested	1,855	411
Cost of shares redeemed	(12,317)	(22,012)

Change in net assets from Select Class capital transactions	$126,227	$6,624

Total change in net assets from capital transactions	$223,709	$66,865

SHARE TRANSACTIONS:
Class A
Issued	3,536	4,748
Reinvested	96	114
Redeemed	(1,786)	(4,392)

Change in Class A Shares	1,846	470

Class C
Issued	656	1,153
Reinvested	23	47
Redeemed	(750)	(2,236)

Change in Class C Shares	(71)	(1,036)

Institutional Class
Issued	4,102	4,877
Reinvested	162	115
Redeemed	(366)	(619)

Change in Institutional Class Shares	3,898	4,373

Select Class
Issued	7,896	1,827
Reinvested	103	27
Redeemed	(733)	(1,427)

Change in Select Class Shares	7,266	427

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net asset value, end of period	Total return (excludes sales charge) (b)(c)
Growth Advantage Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$6.76	$(0.01	)(e)	$1.97	$1.96	$8.72	28.99%
Year Ended June 30, 2010	5.88	(0.03	)(e)	0.91	0.88	6.76	14.97
Year Ended June 30, 2009	8.14	(0.03	)(e)	(2.23)	(2.26)	5.88	(27.76)
Year Ended June 30, 2008	8.18	(0.05	)(e)	0.01	(0.04)	8.14	(0.49)
Year Ended June 30, 2007	6.63	(0.05	)(e)	1.60	1.55	8.18	23.38
January 1, 2006 through June 30, 2006(g)	6.35	(0.01	)(e)	0.29	0.28	6.63	4.41
Year Ended December 31, 2005	5.74	(0.05	)(e)	0.66	0.61	6.35	10.63

Class B
Six Months Ended December 31, 2010 (Unaudited)	6.31	(0.03	)(e)	1.83	1.80	8.11	28.53
Year Ended June 30, 2010	5.51	(0.06	)(e)	0.86	0.80	6.31	14.52
Year Ended June 30, 2009	7.67	(0.06	)(e)	(2.10)	(2.16)	5.51	(28.16)
Year Ended June 30, 2008	7.76	(0.09	)(e)	— (h)	(0.09)	7.67	(1.16)
Year Ended June 30, 2007	6.33	(0.10	)(e)	1.53	1.43	7.76	22.59
January 1, 2006 through June 30, 2006 (g)	6.08	(0.03	)(e)	0.28	0.25	6.33	4.11
Year Ended December 31, 2005	5.54	(0.09	)(e)	0.63	0.54	6.08	9.75

Class C
Six Months Ended December 31, 2010 (Unaudited)	6.31	(0.03	)(e)	1.83	1.80	8.11	28.53
Year Ended June 30, 2010	5.52	(0.06	)(e)	0.85	0.79	6.31	14.31
Year Ended June 30, 2009	7.68	(0.06	)(e)	(2.10)	(2.16)	5.52	(28.13)
Year Ended June 30, 2008	7.76	(0.09	)(e)	0.01	(0.08)	7.68	(1.03)
Year Ended June 30, 2007	6.34	(0.11	)(e)	1.53	1.42	7.76	22.40
May 1, 2006 (i) through June 30, 2006 (g)	6.80	(0.04	)(e)	(0.42)	(0.46)	6.34	(6.76)

Class R5
Six Months Ended December 31, 2010 (Unaudited)	6.86	—	(e)(h)	1.99	1.99	8.85	29.01
Year Ended June 30, 2010	5.93	—	(e)(h)	0.93	0.93	6.86	15.68
January 8, 2009(i) through June 30, 2009	5.37	—	(e)(h)	0.56	0.56	5.93	10.43

Select Class
Six Months Ended December 31, 2010 (Unaudited)	6.83	(0.01	)(e)	2.00	1.99	8.82	29.14
Year Ended June 30, 2010	5.93	(0.01	)(e)	0.91	0.90	6.83	15.18
Year Ended June 30, 2009	8.18	(0.01	)(e)	(2.24)	(2.25)	5.93	(27.51)
Year Ended June 30, 2008	8.20	(0.03	)(e)	0.01	(0.02)	8.18	(0.24)
Year Ended June 30, 2007	6.64	(0.04	)(e)	1.60	1.56	8.20	23.49
May 1, 2006 (i) through June 30, 2006 (g)	7.11	(0.01	)(e)	(0.46)	(0.47)	6.64	(6.61)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.
(g)	The Fund changed its fiscal year end from December 31 to June 30.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
	Ratios to average net assets(a)
Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$151,726	1.26%		(0.32)%	1.31%	46%
101,814	1.31		(0.41)	1.31	102
71,841	1.35		(0.48)	1.42	119
70,546	1.34		(0.58)	1.47	118
49,782	1.36	(f)	(0.71)	1.66	159
71,538	1.35		(0.37)	1.90	81
54,737	1.35		(0.81)	1.75	140

3,262	1.76		(0.84)	1.80	46
3,070	1.81		(0.91)	1.81	102
3,304	1.87		(1.02)	1.92	119
4,340	1.91		(1.16)	1.94	118
1,501	2.06	(f)	(1.43)	2.17	159
1,230	2.05		(1.02)	2.40	81
1,359	2.05		(1.51)	2.24	140

16,527	1.76		(0.83)	1.80	46
12,811	1.81		(0.91)	1.81	102
9,300	1.87		(1.02)	1.91	119
14,499	1.88		(1.16)	1.89	118
251	2.07	(f)	(1.49)	2.18	159
14	2.05		(1.32)	2.37	81

132,551	0.85		0.10	0.86	46
76,767	0.86		0.05	0.86	102
46,312	0.90		(0.08)	1.06	119

494,374	1.05		(0.16)	1.06	46
604,663	1.06		(0.16)	1.06	102
441,345	1.10		(0.24)	1.17	119
399,777	1.09		(0.41)	1.12	118
10,985	1.11	(f)	(0.50)	1.45	159
14	1.10		(0.37)	1.61	81

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)

Mid Cap Core Fund
Class A
November 30, 2010(e) through December 31, 2010 (Unaudited)	$15.00	$—	(f)	$0.88	$0.88	$— (g)	$15.88	5.90%

Class C
November 30, 2010(e) through December 31, 2010 (Unaudited)	15.00	—	(f)	0.88	0.88	—	15.88	5.87

Class R2
November 30, 2010(e) through December 31, 2010 (Unaudited)	15.00	—	(f)	0.88	0.88	—	15.88	5.87

Class R5
November 30, 2010(e) through December 31, 2010 (Unaudited)	15.00	0.01	(f)	0.88	0.89	(0.01)	15.88	5.92

Select Class
November 30, 2010(e) through December 31, 2010 (Unaudited)	15.00	0.01	(f)	0.88	0.89	(0.01)	15.88	5.91

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.
(h)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.

SEE NOTES TO FINANCIAL STATEMENTS.

74	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
	Ratios to average net assets (a)
Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits		Portfolio turnover rate (b)

$84	1.25%	0.16%	9.67	%(h)	3%

53	1.75	(0.32)	10.99	(h)	3%

53	1.50	(0.07)	10.74	(h)	3%

53	0.80	0.63	10.04	(h)	3%

2,985	1.00	0.43	10.23	(h)	3%

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions

Mid Cap Equity Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$22.95	$0.05	(h)	$6.16	$6.21	$(0.02)	$—	$(0.02)
November 2, 2009 (e) through June 30, 2010	21.55	0.05		1.41	1.46	(0.06)	—	(0.06)

Class C
Six Months Ended December 31, 2010 (Unaudited)	22.93	(0.02	)(h)	6.15	6.13	—	—	—
November 2, 2009 (e) through June 30, 2010	21.55	(0.03)		1.41	1.38	— (f)	—	— (f)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	22.97	0.09	(h)	6.16	6.25	(0.03)	—	(0.03)
Year Ended June 30, 2010	18.97	0.12		4.00	4.12	(0.12)	—	(0.12)
Year Ended June 30, 2009	28.63	0.18		(8.37)	(8.19)	(0.17)	(1.30)	(1.47)
Year Ended June 30, 2008	37.93	0.11		(2.80)	(2.69)	(0.11)	(6.50)	(6.61)
Year Ended June 30, 2007	34.51	0.12		6.13	6.25	(0.10)	(2.73)	(2.83)
January 1, 2006 through June 30, 2006 (g)	32.87	0.14	(h)	1.64	1.78	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.30	0.10	(h)	3.09	3.19	(0.09)	(3.53)	(3.62)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of offering of class of shares.
(f)	Amount rounds to less than $0.01.
(g)	The Fund changed its fiscal year end from December 31 to June 30.
(h)	Calculated based upon average shares outstanding.

SEE NOTES TO FINANCIAL STATEMENTS.

76	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$29.14	27.05%	$2,014	1.24%	0.35%	1.43%	39%
22.95	6.77	1,394	1.24	0.30	1.44	56

29.06	26.73	260	1.74	(0.14)	1.93	39
22.93	6.40	65	1.74	(0.23)	1.92	56

29.19	27.24	451,229	0.89	0.70	1.18	39
22.97	21.72	463,478	0.89	0.55	1.17	56
18.97	(28.02)	195,785	0.90	0.94	1.20	107
28.63	(8.19)	189,589	0.91	0.32	1.12	79
37.93	18.97	284,546	0.90	0.35	1.09	82
34.51	5.42	298,104	0.90	0.85	1.08	41
32.87	9.61	268,582	0.90	0.29	1.08	99

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain
Mid Cap Growth Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$16.35	$(0.03	)(e)	$5.17		$5.14	$—
Year Ended June 30, 2010	13.68	(0.09	)(e)	2.76		2.67	—
Year Ended June 30, 2009	20.46	(0.07	)(e)	(6.33	)f)	(6.40)	(0.38)
Year Ended June 30, 2008	24.89	(0.17	)(e)	(0.45)		(0.62)	(3.81)
Year Ended June 30, 2007	24.85	(0.18	)(e)	4.41		4.23	(4.19)
Year Ended June 30, 2006	23.99	(0.10)		2.97		2.87	(2.01)

Class B
Six Months Ended December 31, 2010 (Unaudited)	12.90	(0.06	)(e)	4.07		4.01	—
Year Ended June 30, 2010	10.85	(0.14	)(e)	2.19		2.05	—
Year Ended June 30, 2009	16.45	(0.13	)(e)	(5.09	)(f)	(5.22)	(0.38)
Year Ended June 30, 2008	20.88	(0.26	)(e)	(0.36)		(0.62)	(3.81)
Year Ended June 30, 2007	21.59	(0.28	)(e)	3.76		3.48	(4.19)
Year Ended June 30, 2006	21.21	(0.70)		3.09		2.39	(2.01)

Class C
Six Months Ended December 31, 2010 (Unaudited)	14.73	(0.07	)(e)	4.65		4.58	—
Year Ended June 30, 2010	12.39	(0.16	)(e)	2.50		2.34	—
Year Ended June 30, 2009	18.70	(0.15	)(e)	(5.78	)(f)	(5.93)	(0.38)
Year Ended June 30, 2008	23.21	(0.29	)(e)	(0.41)		(0.70)	(3.81)
Year Ended June 30, 2007	23.57	(0.31	)(e)	4.14		3.83	(4.19)
Year Ended June 30, 2006	22.98	(0.43)		3.03		2.60	(2.01)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	17.38	(0.05	)(e)	5.50		5.45	—
Year Ended June 30, 2010	14.56	(0.12	)(e)	2.94		2.82	—
June 19, 2009 (h) through June 30, 2009	14.56	—	(e)(i)	—	(i)	— (i)	—

Select Class
Six Months Ended December 31, 2010 (Unaudited)	17.47	—	(e)(i)	5.52		5.52	—
Year Ended June 30, 2010	14.57	(0.04	)(e)	2.94		2.90	—
Year Ended June 30, 2009	21.68	(0.03	)(e)	(6.70	)(f)	(6.73)	(0.38)
Year Ended June 30, 2008	26.10	(0.12	)(e)	(0.49)		(0.61)	(3.81)
Year Ended June 30, 2007	25.81	(0.12	)(e)	4.60		4.48	(4.19)
Year Ended June 30, 2006	24.78	0.10		2.94		3.04	(2.01)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the total return and the net realized and unrealized gains (losses) on investments per share and the total return.
(g)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.01.
(j)	Amount rounds to less than 0.01%.

SEE NOTES TO FINANCIAL STATEMENTS.

78	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$21.49	31.44%		$668,713	1.22%	(0.32)%		1.39%	39%
16.35	19.52		560,054	1.24	(0.53)		1.42	82
13.68	(30.97	)(f)	520,201	1.24	(0.48)		1.56	96
20.46	(3.22	)(g)	384,225	1.24	(0.75)		1.39	95
24.89	18.65		480,084	1.24	(0.73)		1.36	119
24.85	12.20		451,565	1.24	(0.42)		1.41	112

16.91	31.09		22,221	1.75	(0.85)		1.89	39
12.90	18.89		20,893	1.77	(1.07)		1.92	82
10.85	(31.35	)(f)	29,963	1.88	(1.14)		2.03	96
16.45	(3.90	)(g)	69,186	1.88	(1.38)		1.89	95
20.88	17.93		123,779	1.86	(1.35)		1.86	119
21.59	11.51		155,268	1.89	(1.07)		1.91	112

19.31	31.09		27,441	1.75	(0.85)		1.89	39
14.73	18.89		23,389	1.77	(1.06)		1.92	82
12.39	(31.38	)(f)	25,624	1.88	(1.13)		2.04	96
18.70	(3.85	)(g)	27,785	1.88	(1.38)		1.89	95
23.21	17.90		38,805	1.86	(1.35)		1.86	119
23.57	11.53		42,448	1.89	(1.07)		1.91	112

22.83	31.36		83	1.38	(0.47)		1.64	39
17.38	19.37		63	1.40	(0.69)		1.67	82
14.56	0.00		83	1.22	(0.31)		1.94	96

22.99	31.60		920,707	0.91	(0.00	)(j)	1.14	39
17.47	19.90		685,843	0.93	(0.22)		1.17	82
14.57	(30.74	)(f)	631,380	0.98	(0.23)		1.30	96
21.68	(3.02	)(g)	539,292	0.99	(0.49)		1.13	95
26.10	18.95		740,208	0.99	(0.48)		1.11	119
25.81	12.51		769,574	0.99	(0.19)		1.16	112

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Mid Cap Value Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$18.91	$0.11	(e)	$4.29	$4.40	$(0.18)	$—	$(0.18)
Year Ended June 30, 2010	15.24	0.19	(e)	3.48	3.67	—	—	—
Year Ended June 30, 2009	21.91	0.28	(e)	(5.92)	(5.64)	(0.34)	(0.69)	(1.03)
Year Ended June 30, 2008	27.71	0.16		(3.78)	(3.62)	(0.12)	(2.06)	(2.18)
Year Ended June 30, 2007	24.73	0.17		4.21	4.38	(0.25)	(1.15)	(1.40)
January 1, 2006 through June 30, 2006(f)	23.28	0.14		1.31	1.45	—	—	—
Year Ended December 31, 2005	22.05	0.12	(e)	1.84	1.96	(0.12)	(0.61)	(0.73)

Class B
Six Months Ended December 31, 2010 (Unaudited)	18.38	0.05	(e)	4.18	4.23	(0.04)	—	(0.04)
Year Ended June 30, 2010	14.89	0.10	(e)	3.39	3.49	—	—	—
Year Ended June 30, 2009	21.39	0.20	(e)	(5.79)	(5.59)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.11	0.03		(3.69)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.21	0.05		4.12	4.17	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006(f)	22.86	0.08		1.27	1.35	—	—	—
Year Ended December 31, 2005	21.66	—	(e)(g)	1.81	1.81	—	(0.61)	(0.61)

Class C
Six Months Ended December 31, 2010 (Unaudited)	18.44	0.05	(e)	4.18	4.23	(0.07)	—	(0.07)
Year Ended June 30, 2010	14.94	0.10	(e)	3.40	3.50	—	—	—
Year Ended June 30, 2009	21.45	0.20	(e)	(5.80)	(5.60)	(0.22)	(0.69)	(0.91)
Year Ended June 30, 2008	27.17	0.04		(3.70)	(3.66)	—	(2.06)	(2.06)
Year Ended June 30, 2007	24.26	0.05		4.13	4.18	(0.12)	(1.15)	(1.27)
January 1, 2006 through June 30, 2006 (f)	22.90	0.08		1.28	1.36	—	—	—
Year Ended December 31, 2005	21.70	—	(e)(g)	1.81	1.81	— (g)	(0.61)	(0.61)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	18.63	0.08	(e)	4.23	4.31	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.06	0.15	(e)	3.42	3.57	—	—	—
November 3, 2008 (h) through June 30, 2009	16.34	0.20	(e)	(0.30)	(0.10)	(0.49)	(0.69)	(1.18)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	19.22	0.16	(e)	4.38	4.54	(0.28)	—	(0.28)
Year Ended June 30, 2010	15.43	0.29	(e)	3.52	3.81	(0.02)	—	(0.02)
Year Ended June 30, 2009	22.31	0.38	(e)	(6.06)	(5.68)	(0.51)	(0.69)	(1.20)
Year Ended June 30, 2008	28.17	0.31		(3.85)	(3.54)	(0.26)	(2.06)	(2.32)
Year Ended June 30, 2007	25.10	0.30		4.29	4.59	(0.37)	(1.15)	(1.52)
January 1, 2006 through June 30, 2006 (f)	23.58	0.20		1.32	1.52	—	—	—
Year Ended December 31, 2005	22.30	0.24	(e)	1.86	2.10	(0.21)	(0.61)	(0.82)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	19.07	0.14	(e)	4.33	4.47	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.34	0.24	(e)	3.49	3.73	— (g)	—	— (g)
Year Ended June 30, 2009	22.14	0.34	(e)	(6.01)	(5.67)	(0.44)	(0.69)	(1.13)
Year Ended June 30, 2008	27.96	0.27		(3.85)	(3.58)	(0.18)	(2.06)	(2.24)
Year Ended June 30, 2007	24.93	0.27		4.22	4.49	(0.31)	(1.15)	(1.46)
January 1, 2006 through June 30, 2006 (f)	23.44	0.17		1.32	1.49	—	—	—
Year Ended December 31, 2005	22.18	0.18	(e)	1.85	2.03	(0.16)	(0.61)	(0.77)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Fund changed its fiscal year end from December 31 to June 30.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$23.13	23.27%	$2,000,247	1.23%	1.01%	1.39%	19%
18.91	24.08	1,705,572	1.23	1.04	1.40	34
15.24	(25.49)	1,600,044	1.25	1.71	1.42	47
21.91	(13.70)	2,661,377	1.25	0.66	1.42	31
27.71	18.21	3,822,632	1.25	0.71	1.35	45
24.73	6.23	3,001,515	1.25	1.15	1.39	20
23.28	8.87	2,822,767	1.25	0.54	1.39	45

22.57	23.00	103,330	1.74	0.50	1.89	19
18.38	23.44	96,966	1.74	0.53	1.90	34
14.89	(25.89)	108,114	1.75	1.21	1.92	47
21.39	(14.14)	163,091	1.75	0.15	1.92	31
27.11	17.65	237,745	1.75	0.20	1.85	45
24.21	5.91	229,998	1.75	0.64	1.89	20
22.86	8.36	233,396	1.77	(0.01)	1.89	45

22.60	22.96	360,224	1.74	0.50	1.89	19
18.44	23.43	309,513	1.74	0.53	1.90	34
14.94	(25.88)	299,956	1.75	1.20	1.92	47
21.45	(14.11)	523,722	1.75	0.14	1.92	31
27.17	17.64	818,261	1.75	0.20	1.85	45
24.26	5.94	790,689	1.75	0.64	1.89	20
22.90	8.34	822,366	1.76	0.01	1.89	45

22.70	23.14	3,507	1.49	0.75	1.64	19
18.63	23.71	1,441	1.49	0.77	1.65	34
15.06	(0.24)	294	1.50	2.12	1.69	47

23.48	23.65	2,528,410	0.74	1.50	0.99	19
19.22	24.68	1,913,930	0.74	1.52	1.00	34
15.43	(25.15)	1,424,004	0.75	2.26	1.02	47
22.31	(13.25)	1,777,057	0.75	1.16	1.02	31
28.17	18.82	2,566,230	0.75	1.21	0.95	45
25.10	6.45	2,009,351	0.75	1.65	0.99	20
23.58	9.42	1,915,393	0.75	1.02	0.98	45

23.30	23.45	1,327,321	0.98	1.27	1.14	19
19.07	24.35	1,061,308	0.98	1.29	1.15	34
15.34	(25.31)	766,965	1.00	2.09	1.18	47
22.14	(13.46)	721,777	1.00	0.90	1.16	31
27.96	18.49	1,183,839	1.00	0.95	1.10	45
24.93	6.36	1,255,960	1.00	1.40	1.14	20
23.44	9.16	1,222,881	1.00	0.80	1.13	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Return of capital	Total distributions	Redemption fees
Multi-Cap Market Neutral Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$9.71	$(0.09	)(f)	$(0.04)	$(0.13)	$—	$—	$—	$—	$—
Year Ended June 30, 2010	10.21	(0.17	)(f)	(0.33)	(0.50)	—	—	—	—	—
Year Ended June 30, 2009	10.23	(0.08	)(f)	0.06	(0.02)	—	—	—	—	—
Year Ended June 30, 2008	11.24	0.28	(f)	(0.74)	(0.46)	(0.54)	—	(0.01)	(0.55)	—
Year Ended June 30, 2007	10.98	0.37		0.20	0.57	(0.31)	—	—	(0.31)	—
Year Ended June 30, 2006	10.93	0.26		0.28	0.54	(0.17)	(0.32)	—	(0.49)	—	(g)

Class B
Six Months Ended December 31, 2010 (Unaudited)	9.44	(0.13	)(f)	(0.03)	(0.16)	—	—	—	—	—
Year Ended June 30, 2010	10.01	(0.23	)(f)	(0.34)	(0.57)	—	—	—	—	—
Year Ended June 30, 2009	10.10	(0.15	)(f)	0.06	(0.09)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.17	(f)	(0.70)	(0.53)	(0.43)	—	(0.01)	(0.44)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.76	0.17		0.28	0.45	(0.09)	(0.32)	—	(0.41)	—	(g)

Class C
Six Months Ended December 31, 2010 (Unaudited)	9.46	(0.12	)(f)	(0.04)	(0.16)	—	—	—	—	—
Year Ended June 30, 2010	10.02	(0.23	)(f)	(0.33)	(0.56)	—	—	—	—	—
Year Ended June 30, 2009	10.12	(0.15	)(f)	0.05	(0.10)	—	—	—	—	—
Year Ended June 30, 2008	11.07	0.19	(f)	(0.71)	(0.52)	(0.42)	—	(0.01)	(0.43)	—
Year Ended June 30, 2007	10.80	0.29		0.20	0.49	(0.22)	—	—	(0.22)	—
Year Ended June 30, 2006	10.77	0.17		0.27	0.44	(0.09)	(0.32)	—	(0.41)	—	(g)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	9.79	(0.08	)(f)	(0.04)	(0.12)	—	—	—	—	—
Year Ended June 30, 2010	10.27	(0.14	)(f)	(0.34)	(0.48)	—	—	—	—	—
Year Ended June 30, 2009	10.27	(0.05	)(f)	0.05	— (g)	—	—	—	—	—
Year Ended June 30, 2008	11.31	0.30	(f)	(0.73)	(0.43)	(0.60)	—	(0.01)	(0.61)	—
Year Ended June 30, 2007	11.04	0.36		0.25	0.61	(0.34)	—	—	(0.34)	—
Year Ended June 30, 2006	10.99	0.24		0.32	0.56	(0.19)	(0.32)	—	(0.51)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	The Fund commenced on June 30, 2009 presenting portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(f)	Calculated based upon average shares outstanding.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

82	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
	Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short)(d)	Net expenses (excluding dividend and interest expense for securities sold short)(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (b)(e)

$9.58	(1.34)%	$88,914	3.27%	1.49%	(1.83)%	3.73%	1.95%	78%	177%
9.71	(4.90)	94,549	2.94	1.49	(1.65)	3.39	1.94	146	348
10.21	(0.20)	67,884	2.84	1.50	(0.79)	3.29	1.95	175	350
10.23	(4.00)	77,838	2.52	1.51	2.62	2.94	1.93	116	—
11.24	5.27	204,059	2.69	1.50	3.32	3.10	1.91	96	—
10.98	5.14	190,855	2.60	1.50	2.38	3.02	1.92	121	—

9.28	(1.69)	5,680	4.06	2.24	(2.65)	4.27	2.45	78	177%
9.44	(5.69)	7,849	3.69	2.24	(2.39)	3.89	2.44	146	348
10.01	(0.89)	12,766	3.59	2.25	(1.55)	3.79	2.45	175	350
10.10	(4.77)	16,402	3.28	2.26	1.66	3.45	2.43	116	—
11.07	4.56	24,974	3.44	2.25	2.60	3.60	2.41	96	—
10.80	4.33	28,129	3.35	2.25	1.63	3.52	2.42	121	—

9.30	(1.69)	30,174	4.04	2.24	(2.63)	4.26	2.45	78	177%
9.46	(5.59)	39,610	3.70	2.24	(2.39)	3.89	2.44	146	348
10.02	(0.99)	61,467	3.59	2.25	(1.54)	3.79	2.45	175	350
10.12	(4.71)	90,603	3.28	2.26	1.79	3.45	2.43	116	—
11.07	4.56	187,546	3.44	2.25	2.60	3.60	2.41	96	—
10.80	4.25	200,403	3.35	2.25	1.61	3.52	2.42	121	—

9.67	(1.23)	455,646	3.02	1.24	(1.58)	3.48	1.70	78	177%
9.79	(4.67)	433,539	2.70	1.24	(1.39)	3.15	1.69	146	348
10.27	0.00	528,478	2.59	1.25	(0.45)	3.04	1.70	175	350
10.27	(3.73)	933,631	2.27	1.25	2.79	2.69	1.67	116	—
11.31	5.59	1,852,145	2.44	1.25	3.55	2.85	1.66	96	—
11.04	5.36	1,457,434	2.35	1.25	2.71	2.77	1.67	121	—

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions

Value Advantage Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$15.22	$0.12	(e)	$3.02	$3.14	$(0.17)	$—	$(0.17)
Year Ended June 30, 2010	12.01	0.23	(e)	3.17	3.40	(0.19)	—	(0.19)
Year Ended June 30, 2009	16.38	0.30	(e)	(4.40)	(4.10)	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2008	20.45	0.35		(3.19)	(2.84)	(0.24)	(0.99)	(1.23)
Year Ended June 30, 2007	17.17	0.26	(e)	3.42	3.68	(0.12)	(0.28)	(0.40)
January 1, 2006 through June 30, 2006(f)	15.88	0.10	(e)	1.19	1.29	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.13	(e)	0.99	1.12	(0.06)	(0.18)	(0.24)

Class C
Six Months Ended December 31, 2010 (Unaudited)	15.17	0.07	(e)	3.01	3.08	(0.07)	—	(0.07)
Year Ended June 30, 2010	11.97	0.15	(e)	3.17	3.32	(0.12)	—	(0.12)
Year Ended June 30, 2009	16.25	0.23	(e)	(4.34)	(4.11)	(0.10)	(0.07)	(0.17)
Year Ended June 30, 2008	20.31	0.26		(3.18)	(2.92)	(0.15)	(0.99)	(1.14)
Year Ended June 30, 2007	17.10	0.17	(e)	3.38	3.55	(0.06)	(0.28)	(0.34)
January 1, 2006 through June 30, 2006(f)	15.85	0.05	(e)	1.20	1.25	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.06	(e)	1.00	1.06	(0.03)	(0.18)	(0.21)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	15.24	0.16	(e)	3.02	3.18	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.01	0.31	(e)	3.18	3.49	(0.26)	—	(0.26)
Year Ended June 30, 2009	16.40	0.37	(e)	(4.42)	(4.05)	(0.27)	(0.07)	(0.34)
Year Ended June 30, 2008	20.47	0.44		(3.19)	(2.75)	(0.33)	(0.99)	(1.32)
Year Ended June 30, 2007	17.16	0.39	(e)	3.38	3.77	(0.18)	(0.28)	(0.46)
January 1, 2006 through June 30, 2006(f)	15.83	0.25	(e)	1.08	1.33	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.11	(e)	0.99	1.10	(0.09)	(0.18)	(0.27)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	15.27	0.14	(e)	3.02	3.16	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.04	0.27	(e)	3.19	3.46	(0.23)	—	(0.23)
Year Ended June 30, 2009	16.44	0.34	(e)	(4.42)	(4.08)	(0.25)	(0.07)	(0.32)
Year Ended June 30, 2008	20.52	0.37		(3.17)	(2.80)	(0.29)	(0.99)	(1.28)
Year Ended June 30, 2007	17.22	0.31	(e)	3.43	3.74	(0.16)	(0.28)	(0.44)
January 1, 2006 through June 30, 2006(f)	15.91	0.12	(e)	1.19	1.31	—	—	—
February 28, 2005 (g) through December 31, 2005	15.00	0.15	(e)	1.01	1.16	(0.07)	(0.18)	(0.25)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Fund changed its fiscal year end from December 31 to June 30.
(g)	Commencement of operations.

SEE NOTES TO FINANCIAL STATEMENTS.

84	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.19	20.61%	$212,939	1.24%	1.39%	1.34%	15%
15.22	28.35	150,081	1.24	1.52	1.38	45
12.01	(24.82)	112,739	1.25	2.45	1.50	70
16.38	(14.42)	152,696	1.25	1.87	1.43	103
20.45	21.58	201,151	1.25	1.36	1.41	77
17.17	8.12	77,691	1.25	1.16	1.67	55
15.88	7.46	45,163	1.25	1.02	1.82	90

18.18	20.33	128,297	1.74	0.89	1.84	15
15.17	27.72	108,165	1.74	1.01	1.88	45
11.97	(25.19)	97,723	1.75	1.86	1.99	70
16.25	(14.86)	182,093	1.75	1.36	1.93	103
20.31	20.93	247,794	1.75	0.87	1.91	77
17.10	7.89	83,777	1.75	0.64	2.17	55
15.85	7.03	55,875	1.75	0.47	2.39	90

18.18	20.88	257,665	0.74	1.90	0.94	15
15.24	29.03	156,531	0.74	2.04	0.98	45
12.01	(24.41)	70,825	0.75	3.11	1.15	70
16.40	(13.97)	19,872	0.75	2.37	1.03	103
20.47	22.16	24,710	0.75	1.97	1.00	77
17.16	8.40	773	0.75	3.03	1.25	55
15.83	7.32	20	0.75	0.87	3.01	90

18.21	20.71	217,251	0.99	1.68	1.09	15
15.27	28.70	71,209	0.99	1.77	1.13	45
12.04	(24.62)	51,000	1.00	2.75	1.25	70
16.44	(14.19)	49,262	1.00	2.18	1.18	103
20.52	21.89	36,884	1.00	1.62	1.16	77
17.22	8.23	5,275	1.00	1.42	1.42	55
15.91	7.71	3,107	1.00	1.14	1.87	90

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	85

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

J.P. Morgan Mutual Fund Investment Trust (“JPMMFIT”), an open-end management investment company, was organized as a Massachusetts business trust on September 23, 1997.

J.P. Morgan Fleming Mutual Fund Group, Inc. (“JPMFMFG”), an open-end management investment company, was organized as a Maryland corporation on August 19, 1997.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Growth Advantage Fund	Class A, Class B, Class C, Class R5 and Select Class	JPMM FIT	Diversified
Mid Cap Core Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Mid Cap Equity Fund	Class A, Class C, and Select Class	JPM I	Diversified
Mid Cap Growth Fund	Class A, Class B, Class C, Class R2, and Select Class	JPM II	Diversified
Mid Cap Value Fund	Class A, Class B, Class C, Class R2, Institutional Class and Select Class	JPMFMFG	Diversified
Multi-Cap Market Neutral Fund	Class A, Class B, Class C, and Select Class	JPM II	Diversified
Value Advantage Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

Class A and Class C Shares commenced operations on November 2, 2009 for the Mid Cap Equity Fund.

The Mid Cap Core Fund commenced operations on November 30, 2010.

Effective November 1, 2009, Class B Shares of the Growth Advantage Fund, Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B shares until they automatically convert to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and

86	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

Growth Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$847,094	$—	$—	$847,094

Mid Cap Core Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$3,139	$—	$—	$3,139

Mid Cap Equity Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$482,132	$—	$—	$482,132

Mid Cap Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$1,682,532	$—	$—	$1,682,532

Mid Cap Value Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$6,375,613	$—	$—	$6,375,613

Multi-Cap Market Neutral Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$577,989	$—	$—	$577,989

Liabilities in Securities Sold Short #	$541,710	$—	$—	$541,710

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	87

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

Value Advantage Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities ##	$815,428	$6,526	$—	$821,954

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of an ADR. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the period ended December 31, 2010.

B. Short Sales — The Multi-Cap Market Neutral Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund must purchase the same securities at the current market price and deliver them to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security) and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee amount is included as interest income or interest expense on securities sold short, respectively, in the Statements of Operations.

The Fund is obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Fund will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the security declines between those dates.

As of December 31, 2010, the Fund had outstanding short sales as listed on its SOI.

C. Securities Lending — Each Fund (except Mid Cap Core Fund, Multi-Cap Market Neutral Fund and Value Advantage Fund) may lend securities to brokers approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Growth Advantage Fund and Mid Cap Equity Fund. JPMorgan Chase Bank, N.A. (“JPMCB”) serves as lending agent for Mid Cap Growth Fund and Mid Cap Value Fund. Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the period ended December 31, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands).

Growth Advantage Fund	$99
Mid Cap Equity Fund	40
Mid Cap Growth Fund	45
Mid Cap Value Fund	66

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of

88	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

loaned non-dollar-denominated securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar denominated and non-dollar denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOI. At December 31, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Growth Advantage Fund	$55,855	$57,248	$57,248
Mid Cap Equity Fund	30,914	31,684	31,684
Mid Cap Growth Fund	45,275	46,631	46,631
Mid Cap Value Fund	58,621	60,214	60,214

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Growth Advantage Fund	$51
Mid Cap Equity Fund	21
Mid Cap Growth Fund	24
Mid Cap Value Fund	36

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the period ended December 31, 2010 (amounts in thousands):

Lending Agent Fees Incurred
Mid Cap Growth Fund	$8
Mid Cap Value Fund	12

D. Offering and Organization Costs — Offering costs (Registration and filing fees) paid in connection with the offering of shares of the Mid Cap Core Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time they commenced operations and are included as part of Professional fees on the Statements of Operations.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	89

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid annually, except for the Mid Cap Equity, Mid Cap Growth and Multi-Cap Market Neutral Funds, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Growth Advantage Fund	0.65%
Mid Cap Core Fund	0.65
Mid Cap Equity Fund	0.65
Mid Cap Growth Fund	0.65
Mid Cap Value Fund	0.65
Multi-Cap Market Neutral Fund	1.25
Value Advantage Fund	0.65

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the period ended December 31, 2010, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Growth Advantage Fund	0.25%	0.75%	0.75%	n/a
Mid Cap Core Fund	0.25	n/a	0.75	0.50%
Mid Cap Equity Fund	0.25	n/a	0.75	n/a
Mid Cap Growth Fund	0.25	0.75	0.75	0.50
Mid Cap Value Fund	0.25	0.75	0.75	0.50
Multi-Cap Market Neutral Fund	0.25	0.75	0.75	n/a
Value Advantage Fund	0.25	n/a	0.75	n/a

90	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the period ended December 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Growth Advantage Fund	$7	$7
Mid Cap Equity Fund	1	—	(a)
Mid Cap Growth Fund	5	8
Mid Cap Value Fund	29	28
Multi-Cap Market Neutral Fund	1	5
Value Advantage Fund	13	3

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	0.25%	0.25%	0.25%	n/a	0.05%	n/a	0.25%
Mid Cap Core Fund	0.25	n/a	0.25	0.25%	0.05	n/a	0.25
Mid Cap Equity Fund	0.25	n/a	0.25	n/a	n/a	n/a	0.25
Mid Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	n/a	0.25
Mid Cap Value Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Multi-Cap Market Neutral Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Value Advantage Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Growth Advantage Fund	1.25%	1.75%	1.75%	n/a	0.90%	n/a	1.10%
Mid Cap Core Fund	1.25	n/a	1.75	1.50%	0.80	n/a	1.00
Mid Cap Equity Fund	1.25	n/a	1.75	n/a	n/a	n/a	0.90
Mid Cap Growth Fund	1.24	1.77	1.77	1.40	n/a	n/a	0.93
Mid Cap Value Fund	1.24	1.75	1.75	1.50	n/a	0.75%	0.99
Multi-Cap Market Neutral Fund	1.75	2.50	2.50	n/a	n/a	n/a	1.50
Value Advantage Fund	1.25	n/a	1.75	n/a	n/a	0.75	1.00

The contractual expense limitation agreements were in effect for the period ended December 31, 2010. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011. In addition, the Funds’ service providers have voluntarily waived fees during the period ended December 31, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	91

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

Prior to September 1, 2010, the contractual expense limitations for Class A, Class B and Class C Shares of the Growth Advantage Fund were 1.35%, 2.05% and 2.05% respectively.

Prior to November 1, 2010, the contractual expense limitation for Select Class Shares of the Mid Cap Equity Fund was 1.00%.

For the period ended December 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Reimbursements
Growth Advantage Fund	$—	$—	$30	$30	$—
Mid Cap Core Fund	2	—	—	2	23
Mid Cap Equity Fund	—	43	402	445	—
Mid Cap Growth Fund	—	310	1,153	1,463	—
Mid Cap Value Fund	1,456	2,530	1,232	5,218	—
Multi-Cap Market Neutral Fund	—	—	522	522	—
Value Advantage Fund	8	262	98	368	—

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Mid Cap Equity Fund	$—	$34	$54	$88
Multi-Cap Market Neutral Fund	466	99	136	701

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the period ended December 31, 2010 were as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Growth Advantage Fund	$8
Mid Cap Equity Fund	12
Mid Cap Growth Fund	19
Mid Cap Value Fund	140
Multi-Cap Market Neutral Fund	40
Value Advantage Fund	24

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the period ended December 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with Advisors.

The Funds may use related party broker/dealers. For the period ended December 31, 2010, the Funds did not incur any brokerage commissions with brokers/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

92	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

4. Investment Transactions

During the period ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
Growth Advantage Fund	$351,202	$575,343	$—	$—
Mid Cap Core Fund	3,021	85	—	—
Mid Cap Equity Fund	148,300	243,559	—	—
Mid Cap Growth Fund	550,644	608,196	—	—
Mid Cap Value Fund	999,541	1,082,854	—	—
Multi-Cap Market Neutral Fund	404,258	488,399	433,049	514,130
Value Advantage Fund	278,756	83,655	—	—

During the period ended December 31, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Growth Advantage Fund	$636,497	$212,164	$1,567	$210,597
Mid Cap Core Fund	2,970	176	7	169
Mid Cap Equity Fund	363,909	119,396	1,173	118,223
Mid Cap Growth Fund	1,213,871	479,594	10,933	468,661
Mid Cap Value Fund	5,020,240	1,424,957	69,584	1,355,373
Multi-Cap Market Neutral Fund	471,025	110,966	4,002	106,964
Value Advantage Fund	685,650	137,073	769	136,304

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2010. Average borrowings from the Facility for the period ended December 31, 2010, were as follows (amounts in thousands):

	Average Borrowings	Number of Days Used	Interest Paid
Growth Advantage Fund	$13,659	3	$—	(a)

(a)	Amount rounds to less than $1,000.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Growth Advantage Fund and Mid Cap Equity Fund. Additionally, the Advisor owns a significant portion of the outstanding shares of Mid Cap Core Fund.

In addition, the JPMorgan SmartRetirement Funds and J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Fund
Growth Advantage Fund	N/A	15.9%
Multi-Cap Market Neutral Fund	72.3%	N/A
Value Advantage Fund	N/A	15.4

Significant shareholder transactions, if any, may impact the Funds’ performance.

As of December 31, 2010, the Multi-Cap Market Neutral Fund pledged substantially all of its assets for securities sold short to Credit Suisse Group, who also held 100% of the Multi-Cap Market Neutral Fund’s cash proceeds for securities sold short.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settment, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Transfers-In-Kind

Pursuant to procedures approved by the Board of Trustees, on May 24, 2010, certain shareholders of the Mid Cap Value Fund redeemed Institutional Class Shares and the Fund paid the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities.

	Value (000’s)	Realized Gains/(Losses) (000’s)	Type
Institutional Class	$47,174	$(7,817)	Redemption-In-Kind

94	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Growth Advantage Fund
Class A
Actual*	$1,000.00	$1,289.90	$7.27	1.26%
Hypothetical*	1,000.00	1,018.85	6.41	1.26
Class B
Actual*	1,000.00	1,285.30	10.14	1.76
Hypothetical*	1,000.00	1,016.33	8.94	1.76
Class C
Actual*	1,000.00	1,285.30	10.14	1.76
Hypothetical*	1,000.00	1,016.33	8.94	1.76
Class R5
Actual*	1,000.00	1,290.10	4.91	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Select Class
Actual*	1,000.00	1,291.40	6.06	1.05
Hypothetical*	1,000.00	1,019.91	5.35	1.05

Mid Cap Core Fund
Class A
Actual**	1,000.00	1,059.00	1.13	1.25
Hypothetical*	1,000.00	1,003.18	1.06	1.25
Class C
Actual**	1,000.00	1,058.70	1.58	1.75
Hypothetical*	1,000.00	1,002.76	1.49	1.75
Class R2
Actual**	1,000.00	1,058.70	1.35	1.50
Hypothetical*	1,000.00	1,002.97	1.28	1.50

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	95

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Mid Cap Core Fund (continued)
Class R5
Actual**	$1,000.00	$1,059.20	$0.72	0.80%
Hypothetical*	1,000.00	1,003.57	0.68	0.80
Select Class
Actual**	1,000.00	1,059.10	0.90	1.00
Hypothetical*	1,000.00	1,003.40	0.85	1.00

Mid Cap Equity Fund
Class A
Actual*	1,000.00	1,270.50	7.10	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,267.30	9.94	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Select Class
Actual*	1,000.00	1,272.40	5.10	0.89
Hypothetical*	1,000.00	1,020.72	4.53	0.89

Mid Cap Growth Fund
Class A
Actual*	1,000.00	1,314.40	7.12	1.22
Hypothetical*	1,000.00	1,019.06	6.21	1.22
Class B
Actual*	1,000.00	1,310.90	10.19	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class C
Actual*	1,000.00	1,310.90	10.19	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class R2
Actual*	1,000.00	1,313.60	8.05	1.38
Hypothetical*	1,000.00	1,018.25	7.02	1.38
Select Class
Actual*	1,000.00	1,316.00	5.31	0.91
Hypothetical*	1,000.00	1,020.62	4.63	0.91

Mid Cap Value Fund
Class A
Actual*	1,000.00	1,232.70	6.92	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class B
Actual*	1,000.00	1,230.00	9.78	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class C
Actual*	1,000.00	1,229.60	9.78	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R2
Actual*	1,000.00	1,231.40	8.38	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Institutional Class
Actual*	1,000.00	1,236.50	4.17	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,234.50	5.52	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98

96	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Multi-Cap Market Neutral Fund
Class A
Actual*	$1,000.00	$986.60	$16.37	3.27%
Hypothetical*	1,000.00	1,008.72	16.56	3.27
Class B
Actual*	1,000.00	983.10	20.29	4.06
Hypothetical*	1,000.00	1,004.74	20.52	4.06
Class C
Actual*	1,000.00	983.10	20.19	4.04
Hypothetical*	1,000.00	1,004.84	20.42	4.04
Select Class
Actual*	1,000.00	987.70	15.13	3.02
Hypothetical*	1,000.00	1,009.98	15.30	3.02

Value Advantage Fund
Class A
Actual*	1,000.00	1,206.10	6.90	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,203.30	9.66	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Institutional Class
Actual*	1,000.00	1,208.80	4.12	0.74
Hypothetical*	1,000.00	1,021.48	3.77	0.74
Select Class
Actual*	1,000.00	1,207.10	5.51	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period).
**	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 32/365 to reflect the actual period). The Mid Cap Core Fund commenced operations on November 30, 2010.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	97

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

JPMorgan Growth Advantage Fund, JPMorgan Mid Cap Equity Fund, JPMorgan Mid Cap Growth Fund, JPMorgan Mid Cap Value Fund, JPMorgan Multi-Cap Market Neutral Fund, JPMorgan Value Advantage Fund

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to certain Funds until January 1, 2010, when its investment advisory business was transferred to the Advisor, who became the investment adviser for the Funds. The appointment of the Advisor did not change the Funds’ portfolio management team or investment strategies, the investment advisory fees charged to the Funds or the terms of the Funds’ investment advisory agreements (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010), on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’

expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed

98	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Mid Cap Growth Fund, Mid Cap Value Fund and Multi-Cap Market Neutral Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Growth Advantage Fund, Mid Cap Equity Fund, and Value Advantage Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	99

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s performance were in the third, second and first quintiles for Class A shares for the one-, three-, and five-year periods ended December 31, 2009, respectively and that the performance for the Select Class shares were in the third and second quintiles for the one- and three-year periods ended December 31, 2009, respectively. The Trustees also noted that the independent consultant indicated that the Fund’s overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Equity Fund’s performance was in the third, third and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Growth Fund’s performance was in the third, second and second quintiles for Class A shares and in the second quintile for the Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Mid Cap Value Fund’s performance was in the fifth, third and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Multi-Cap Market Neutral Fund’s performance was in the third, fourth and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Value Advantage Fund’s performance was in the first quintile for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons

100	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Growth Advantage Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for Class A and Select shares were in the third quintile of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Equity Fund’s net advisory fee and actual total expenses for the Select Class shares was in the second quintile of its respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Growth Fund’s net advisory fee for Class A and Select Class shares was in the second quintile and that the actual total expenses for both Class A and Select Class shares were in the first and second quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Mid Cap Value Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select shares were in the second and third quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Multi-Cap Market Neutral Fund’s net advisory fee for Class A and Select Class shares was in the third and fourth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the second quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Value Advantage Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

JPMorgan Mid Cap Core Fund

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering approvals of initial advisory agreement for new funds. At their November 2010 in person meeting, the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the initial advisory agreement or any of their affiliates (“Independent Trustees”), approved the initial investment advisory agreement (the “New Advisory Agreement”) for the Mid Cap Core Fund (the “Fund”).

In connection with the approval of the New Advisory Agreement, the Trustees reviewed written materials prepared by the Advisor and received oral presentations from Advisor personnel. Prior to voting, the Trustees reviewed the proposed approval of the New Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approval in an executive session with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the New Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the proposed compensation to be received by the Advisor from the Fund under the New Advisory Agreement was fair and reasonable and that the initial approval of the New Advisory Agreement was in the best interests of the Fund and its potential shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

In connection with the approval of the New Advisory Agreement, the Trustees considered the materials furnished specifically in connection with this approval item, as well as other relevant information furnished throughout the year. The Trustees considered the background and experience of the Advisor’s senior management and investment personnel, as well as the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund. The Trustees also considered the investment strategy and investment process for the Fund, and the infrastructure supporting the portfolio management team.

DECEMBER 31, 2010	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	101

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

In addition, the Trustees considered information about the structure and distribution strategy of the Fund, how it fits within the J.P. Morgan Funds lineup, and how it will be positioned against identified peers.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the J.P. Morgan Funds gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the J.P. Morgan Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the J.P. Morgan Funds.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Mid Cap Core Fund by the Advisor.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Board considered that the Advisor will use third-party soft dollar arrangements with respect to securities transactions it executes for the Fund.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, will earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. With regard to the New Advisory Agreement, the Trustees found that, with the adoption of a voluntary fee waiver and contractual cap on total expenses, shareholders would benefit from expected economies of scale.

Investment Performance

The Trustees considered the Fund’s investment strategy and process, portfolio management team and competitive positioning against identified peer funds, and concluded that the prospects for competitive future performance were acceptable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate that will be paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements proposed for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s estimated net advisory fees and total expenses, which were considered on a class by class basis, were in line with identified peer funds. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

102	J.P. MORGAN MID CAP/MULTI-CAP FUNDS	DECEMBER 31, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase &
Co., 2010 All rights reserved. December 2010.

SAN-MC-1210

Semi-Annual Report

J.P. Morgan Large Cap Funds

December 31, 2010 (Unaudited)
JPMorgan Disciplined Equity Fund

JPMorgan Dynamic Growth Fund

JPMorgan Equity Income Fund

JPMorgan Growth and Income Fund

JPMorgan Large Cap Growth Fund

JPMorgan Large Cap Value Fund

JPMorgan U.S. Equity Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

“Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Last summer, investors’ optimism in the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010. After experiencing a period of volatility towards the end of the summer, however, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the six-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 23.3% from six months prior.

Small caps and growth stocks outpace other style categories

Small cap stocks led the style categories over the past six months (the Russell 2000 Index returned 29.4%, compared to 28.1% and 24.0% as measured by the Russell Mid Cap Index and Russell 1000 Index, respectively). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 26.4% for the six-month reporting period, compared to 21.7% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 30.7%, while the Russell Midcap Value Index returned 25.9%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 32.1%, compared to 26.6%, as of the end of the six-month reporting period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, prompting yields to increase sharply. As of the end of the six-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond rose, from 3.0% to 3.3%. Yields on the 30-year U.S Treasury bond rose from 3.9% to 4.3% as of the end of the period, and the two-year U.S. Treasury note remained flat at 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 1.2%, while the Barclays Capital High Yield Index returned 10.2%, and the Barclays Capital Emerging Markets Index returned 6.8% for the six-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	1

J.P. Morgan Large Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Stocks in most of the world’s capital markets rallied during the six months ended December 31, 2010. In the United States, investor sentiment was supported by strong corporate earnings, better-than-expected economic data, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

U.S. stocks, as measured by the S&P 500 Index, returned 23.27% for the six months ended December 31, 2010. Among U.S. stocks, large-cap stocks underperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period. The Russell 1000 Index, which is comprised of U.S. large-cap stocks, returned 24.03% for the six months ended December 31, 2010, while the Russell 1000 Growth Index and the Russell 1000 Value Index returned 26.37% and 21.74%, respectively.

2	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Reporting Period Return:
Fund (Institutional Class Shares)*	23.72%
S&P 500 Index	23.27%

Net Assets as of 12/31/2010 (In Thousands)	$554,966

INVESTMENT OBJECTIVE**

The JPMorgan Disciplined Equity Fund (the “Fund”) seeks to provide a consistently high total return from a broadly diversified portfolio of equity securities with risk characteristics similar to the Standard and Poor’s 500 Composite Stock Price Index (S&P 500 Index).

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the basic materials and industrial cyclical sectors contributed to relative performance, while the Fund’s stock selection in the media and health services and systems sectors detracted from relative performance.

Individual contributors to relative performance included Freeport-McMoRan Copper & Gold, Inc., and E.I. du Pont de Nemours & Co. (“DuPont”). Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong third-quarter earnings due to historically high copper prices and strong demand from China. Shares of chemical manufacturer DuPont rose as the company posted better-than-expected third-quarter profit.

Individual detractors from relative performance included Time Warner, Inc. and EOG Resources, Inc. Shares of Time Warner, Inc., a broadcasting and cable TV company declined on concerns about lower television advertising revenue. Shares of EOG Resources, Inc. underperformed as the oil and gas operations company faced short-term challenges in its effort to apply its natural gas extraction technology to the extraction of oil from shale.

HOW WAS THE FUND POSITIONED?

To help ensure that stock selection was the principal source of potential excess return, the Fund’s portfolio managers allowed only modest deviations in sector weightings relative to the Benchmark. The Fund’s portfolio managers sought investment opportunities in companies that were attractive based on valu-

ation and strong fundamentals. In particular, they emphasized companies that they believed were inexpensively valued and that would perform well in an improving macro economic environment.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.4%
2.	Chevron Corp.	2.6
3.	Microsoft Corp.	2.6
4.	Procter & Gamble Co. (The)	2.2
5.	Exxon Mobil Corp.	2.2
6.	Citigroup, Inc.	1.8
7.	Wells Fargo & Co.	1.8
8.	Merck & Co., Inc.	1.8
9.	General Electric Co.	1.7
10.	Abbott Laboratories	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.3%
Financials	15.4
Energy	11.5
Consumer Discretionary	11.2
Industrials	10.8
Consumer Staples	10.5
Health Care	10.5
Materials	3.8
Utilities	3.5
Telecommunication Services	3.4
U.S. Treasury Obligation	0.2
Short-Term Investment	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	3

JPMorgan Disciplined Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/28/01
Without Sales Charge		23.53%	14.89%	2.74%	1.05%
With Sales Charge**		17.08	8.88	1.64	0.51
CLASS R6 SHARES***	3/24/03	23.78	15.50	3.25	1.58
INSTITUTIONAL CLASS SHARES	1/3/97	23.72	15.39	3.15	1.51
SELECT CLASS SHARES	9/10/01	23.66	15.25	3.00	1.30

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Effective November 30, 2010, the Fund’s Ultra Shares were renamed Class R6 Shares.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 1/3/97 and prior to 9/7/01 operated in a master-feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the Disciplined Equity Portfolio. The historical expenses of the institutional feeder are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares prior to its inception date reflect the performance of the retail feeder, whose historical expenses are substantially similar to those of the Select Class Shares.

Returns for the Class A Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class A Shares would have been lower than shown because Class A Shares have higher expenses than Select Class Shares.

Returns for the Class R6 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Disciplined Equity Fund, S&P 500

Index and Lipper Large-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	29.80%
Russell 1000 Growth Index	26.37%

Net Assets as of 12/31/2010 (In Thousands)	$4,084

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Growth Fund (the “Fund”) seeks long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the technology and consumer discretionary sectors contributed to relative performance. The Fund’s stock selection in the financial services sector and stock selection and overweight in the health care sector detracted from relative performance.

The Fund’s individual contributors to relative performance included Amazon.com, Inc., Starwood Hotels & Resorts Worldwide, Inc. and NetApp, Inc. Amazon.com, Inc., an online retailer, reported better-than-expected profit, as the company continued to grow its revenue and gain market share despite the challenging environment for retail spending. Another individual contributor to relative performance was the Fund’s overweight position in Starwood Hotels & Resorts Worldwide, Inc. a hotel operator. The company benefited as spending on leisure and business travel continued to recover during the reporting period. Shares of NetApp, Inc., a provider of computer storage devices, benefited from investor enthusiasm about the company’s positioning in the growing cloud computing industry (cloud computing is a type of computing where shared servers provide resources, software, and data to computers and other devices on demand).

Individual detractors from relative performance included the Fund’s underweight positions in Exxon Mobil Corp., Oracle Systems Corp. and Schlumberger Ltd. as these stocks were strong performers in the Benchmark during the reporting period.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of this bottom-up stock selection process, the Fund’s largest overweight versus the Benchmark was in the technology sector and the Fund’s largest underweight versus the Benchmark was in the consumer staples sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	9.2%
2.	Union Pacific Corp.	5.1
3.	Amazon.com, Inc.	4.9
4.	Express Scripts, Inc.	4.8
5.	Starwood Hotels & Resorts Worldwide, Inc.	4.6
6.	Cognizant Technology Solutions Corp., Class A	4.3
7.	National Oilwell Varco, Inc.	4.1
8.	Google, Inc., Class A	3.8
9.	Cummins, Inc.	3.8
10.	NetApp, Inc.	3.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	34.7%
Consumer Discretionary	25.6
Industrials	11.9
Health Care	11.2
Energy	7.0
Financials	3.3
Materials	1.9
Short-Term Investment	4.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based upon total investments as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	5

JPMorgan Dynamic Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/07
Without Sales Charge		29.55%	18.85%	(0.69)%	(0.38)%
With Sales Charge**		22.78	12.61	(2.46)	(2.11)
CLASS C SHARES	11/30/07
Without CDSC		29.32	18.22	(1.18)	(0.87)
With CDSC***		28.32	17.22	(1.18)	(0.87)
CLASS R5 SHARES	11/30/07	29.90	19.38	(0.22)	0.08
SELECT CLASS SHARES	11/30/07	29.80	19.14	(0.42)	(0.12)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 to 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Dynamic Growth Fund, the Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from November 30, 2007 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

From the Fund’s inception until August 5, 2010, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	22.99%
Russell 1000 Value Index	21.74%

Net Assets as of 12/31/2010 (In Thousands)	$315,881

INVESTMENT OBJECTIVE**

The JPMorgan Equity Income Fund (the “Fund”) seeks current income through regular payment of dividends with the secondary goal of achieving capital appreciation by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index for the six months ended December 31, 2010. The Fund’s stock selection and underweight in the financials sector contributed to relative performance, while the Fund’s stock selection in the energy sector detracted from relative performance.

Individual contributors to relative performance included ConocoPhillips, Chevron Corp. and Tiffany & Co. Shares of ConocoPhillips gained after the company announced that it would sell its equity stake in Russian energy company Lukoil and use the proceeds to buy back stock. Shares of Chevron Corp., an integrated energy company, rose as investors reacted positively to the company’s steps to exit the more volatile refining business. In addition, Chevron Corp.’s announced acquisition of Atlas Energy, which gives it access to a large natural gas field in western Pennsylvania, was well received by investors. Shares of jewelry company Tiffany & Co. rose after it reported strong earnings and raised its earnings outlook, as the company’s strong market position more than offset the impact from rising raw materials costs.

Individual detractors from relative performance included TCF Financial Corp., Washington Post Co. and Vulcan Materials Co. The Fund exited each of these positions during the reporting period. Shares of Minnesota-based bank TCF Financial Corp. declined due to concerns about federal legislation that would limit the fees that banks can charge retailers on debit-card transactions. Washington Post Co. is a diversified education and media company. The stock declined on concerns that proposed regulation of federal student aid programs would hurt the company’s earnings. Vulcan Materials Co. produces construction materials, primarily crushed stone, sand and gravel. The stock declined on concerns about continued weakness in construction activity and uncertainty surrounding the amount of federal spending on highway construction and repair.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers’ focus remained on stock selection, as they believed that quality companies trading at attractive valuations would have the greatest potential to outperform in the long term. As the Fund aimed to purchase stocks with above average dividend yields, the research process was designed to identify companies with predictable and durable business models deemed capable of generating sustainable free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.2%
2.	Chevron Corp.	3.0
3.	ConocoPhillips	2.8
4.	Merck & Co., Inc.	2.6
5.	Pfizer, Inc.	2.6
6.	Philip Morris International, Inc.	1.9
7.	Exxon Mobil Corp.	1.9
8.	Verizon Communications, Inc.	1.8
9.	Johnson & Johnson	1.7
10.	American Express Co.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.6%
Consumer Discretionary	13.7
Energy	13.2
Industrials	11.4
Health Care	10.9
Consumer Staples	7.8
Materials	5.4
Utilities	4.8
Telecommunication Services	4.2
Information Technology	3.6
Short-Term Investment	3.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	7

JPMorgan Equity Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		22.84%	18.37%	3.51%	2.66%
With Sales Charge**		16.43	12.19	2.41	2.11
CLASS B SHARES	1/14/94
Without CDSC		22.52	17.89	2.99	2.15
With CDSC***		17.52	12.89	2.63	2.15
CLASS C SHARES	11/4/97
Without CDSC		22.64	17.86	2.99	2.03
With CDSC****		21.64	16.86	2.99	2.03
SELECT CLASS SHARES	7/2/87	22.99	18.92	3.85	2.96

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Equity Income Fund, the Russell 1000 Value Index and the Lipper Equity Income Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Equity Income Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Equity Income Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Reporting Period Return:
Fund (Class A Shares, without a sales charge)*	21.57%
S&P 500/Citigroup Value Index	21.54%

Net Assets as of 12/31/2010 (In Thousands)	$319,025

INVESTMENT OBJECTIVE**

The JPMorgan Growth and Income Fund (the “Fund”) seeks to provide capital growth over the long-term and earn income from dividends.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE

The Fund (Class A Shares, without a sales charge) outperformed the S&P 500/Citigroup Value Index for the six months ended December 31, 2010. The Fund’s stock selection and overweight in the consumer discretionary sector as well as its underweight in the utilities sector contributed to relative performance. The Fund’s stock selection in the materials and health care sectors detracted from relative performance.

Individual contributors to relative performance included Devon Energy Corp., Wells Fargo & Co. and ConocoPhillips. Shares of Devon Energy Corp., an oil and gas operations company, benefited from the sale of its international and offshore assets, including those in the Gulf of Mexico that it sold shortly before the oil spill. Devon Energy Corp. also announced plans to buy back its stock. Shares of financial services provider Wells Fargo & Co. benefited from investor expectations that the company’s strong earnings power would allow it to return excess capital to shareholders. Shares of ConocoPhillips gained after the company announced that it would sell its equity stake in Russian energy company Lukoil and use the proceeds to buy back stock.

Individual detractors from relative performance included Wilmington Trust Corp., Bank of America, and TCF Financial Corp. Shares of Wilmington Trust Corp. declined as the regional bank’s credit losses accelerated across its loan portfolio. Subsequently, the Fund exited its position in Wilmington Trust Corp. Shares of Bank of America declined on uncertainty about potential federal regulation and concerns that the company would be forced to buy back mortgage-backed securitizations that had been sold by Countrywide, which Bank of America acquired in 2008. Shares of Minnesota-based bank TCF Financial Corp. declined due to concerns about federal legislation that would limit the fees that banks can charge retailers on debit-card transactions. The Fund exited its position in TCF Financial Corp during the reporting period.

HOW WAS THE FUND POSITIONED

The Fund’s portfolio managers focused on stock selection and aimed to invest in undervalued companies with durable franch-

ises, strong management and the ability to grow their intrinsic value per share. The Fund was underweight the telecommunications sector as many investors sought stocks with attractive dividend yields, causing their valuations to be somewhat elevated. The Fund was overweight the consumer discretionary sector, a sector where the Fund’s portfolio managers found many of the qualities they typically seek in their investments, such as strong brands, recurring revenue business models and the consistent generation of free cash flow.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.4%
2.	Devon Energy Corp.	2.9
3.	Microsoft Corp.	2.6
4.	Exxon Mobil Corp.	2.3
5.	ConocoPhillips	2.2
6.	United Technologies Corp.	2.2
7.	Chevron Corp.	2.1
8.	General Electric Co.	2.1
9.	Wal-Mart Stores, Inc.	1.9
10.	U.S. Bancorp	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	25.8%
Consumer Discretionary	16.1
Energy	13.8
Health Care	9.2
Industrials	9.1
Information Technology	8.5
Consumer Staples	7.4
Utilities	2.8
Telecommunication Services	2.7
Materials	2.4
Short-Term Investment	2.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	9

JPMorgan Growth and Income Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/23/87
Without Sales Charge		21.57%	14.98%	0.94%	1.07%
With Sales Charge**		15.17	8.97	(0.14)	0.53
CLASS B SHARES	11/4/93
Without CDSC		21.26	14.39	0.44	0.67
With CDSC***		16.26	9.39	0.04	0.67
CLASS C SHARES	1/2/98
Without CDSC		21.21	14.42	0.44	0.57
With CDSC****		20.21	13.42	0.44	0.57
SELECT CLASS SHARES	1/25/96	21.74	15.30	1.26	1.58

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Growth and Income Fund, S&P 500/Citigroup Value Index and the Lipper Large-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the S&P 500/Citigroup Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500/Citigroup Value Index is an unmanaged index which includes the performance of large U.S. companies with low price-to-book ratios relative to the S&P 500 Index. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	10

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	32.11%
Russell 1000 Growth Index	26.37%

Net Assets as of 12/31/2010 (In Thousands)	$662,593

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Growth Fund (the “Fund”) seeks long-term capital appreciation and growth of income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the technology and consumer discretionary sectors contributed to relative performance. The Fund’s underweight in the energy sector and overweight in the health care sector detracted from relative performance.

Several of the Fund’s individual contributors to relative performance came from the technology sector, as the Fund’s overweight positions in Apple Inc. and Cognizant Technology Solutions Corp. contributed to the Fund’s relative performance versus the Benchmark. Apple Inc. designs and manufactures personal computers and mobile communication devices, as well as portable digital music and video players. Shares of Apple Inc. benefited from investor enthusiasm surrounding several of the company’s new products, most notably the iPad. Cognizant Technology Solutions Corp. is a provider of custom information technology consulting, technology services, and outsourcing services that offers its clients an onsite project manager with offshore global delivery. Shares of the company benefited amid continued signs that its clients restarted projects with offshore vendors that they had delayed during the recession.

Another individual contributor was the Fund’s overweight position in Amazon.com, Inc. The online retailer reported better-than-expected profit, as the company continued to grow its revenue and gain market share despite the challenging environment for retail spending.

Individual detractors from relative performance included the Fund’s underweight positions in Exxon Mobil Corp., QUALCOMM, Inc. and Ford Motor Co. as these stocks were strong performers in the Benchmark.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals and positive price momentum. The Fund’s portfolio managers sought to invest in companies with attractive fundamentals that, in their view, possessed the potential to significantly exceed expectations for a prolonged period of time.

As a result of this bottom-up stock selection process, the Fund had a modest cyclical tilt, as the Fund was overweight the consumer discretionary sector and underweight the consumer staples sector. The Fund’s largest overweight versus the Benchmark was in the technology sector, where the Fund’s portfolio managers identified their most attractive investment opportunities.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	7.9%
2.	Amazon.com, Inc.	4.7
3.	Cognizant Technology Solutions Corp., Class A	3.6
4.	Express Scripts, Inc.	3.1
5.	McDonald’s Corp.	2.8
6.	International Business Machines Corp.	2.6
7.	Cummins, Inc.	2.2
8.	O’Reilly Automotive, Inc.	2.1
9.	Oracle Corp.	2.0
10.	DIRECTV, Class A	2.0

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	32.9%
Consumer Discretionary	20.3
Industrials	12.6
Health Care	12.5
Energy	5.1
Consumer Staples	5.0
Materials	4.6
Telecommunication Services	1.0
Financials	1.0
Short-Term Investment	5.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	11

JPMorgan Large Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/22/94
Without Sales Charge		32.03%	22.31%	5.33%	0.43%
With Sales Charge**		25.09	15.88	4.20	(0.11)
CLASS B SHARES	1/14/94
Without CDSC		31.69	21.74	4.76	(0.08)
With CDSC***		26.69	16.74	4.42	(0.08)
CLASS C SHARES	11/4/97
Without CDSC		31.65	21.72	4.76	(0.18)
With CDSC****		30.65	20.72	4.76	(0.18)
CLASS R2 SHARES	11/3/08	31.82	22.09	5.08	0.16
CLASS R5 SHARES	4/14/09	32.26	22.86	5.65	0.71
CLASS R6 SHARES	11/30/10	32.32	22.91	5.66	0.72
SELECT CLASS SHARES	2/28/92	32.11	22.63	5.59	0.68

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 and Class R6 Shares would have been different than shown because Class R5 and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Growth Fund, Russell 1000 Growth Index and the Lipper Large-Cap Growth Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	21.90%
Russell 1000 Value Index	21.74%

Net Assets as of 12/31/2010 (In Thousands)	$569,574

INVESTMENT OBJECTIVE**

The JPMorgan Large Cap Value Fund (the “Fund”) seeks capital appreciation with the incidental goal of achieving current income by investing primarily in equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the industrial cyclical and basic materials sectors contributed to relative performance, while the Fund’s technology and energy holdings detracted from relative performance.

Individual contributors in the industrial cyclical sector included the Fund’s overweight position in Deere & Co. Shares of Deere & Co. gained after the construction and agricultural machinery company reported strong third-quarter earnings and raised its dividend.

In the basic materials sector, the Fund’s overweight positions in Freeport-McMoRan Copper & Gold, Inc. and E.I. du Pont de Nemours & Co. (“DuPont”) were top individual contributors. Copper and gold mining company Freeport-McMoRan Copper & Gold, Inc. reported strong third-quarter earnings due to historically high copper prices and strong demand from China. Shares of chemical manufacturer DuPont rose as the company posted better-than-expected third-quarter profit.

Individual detractors in the technology sector included the Fund’s overweight positions in Hewlett-Packard Co. and Cisco Systems, Inc. Shares of Hewlett-Packard Co. declined following the unexpected resignation of the company’s chief executive officer. Investor concerns about competition with Apple in the mobile computer market also weighed on the stock. Shares of Cisco Systems, Inc. declined after the communications equipment provider’s fourth-quarter earnings fell short of investors’ expectations.

Individual detractors in the energy sector included the Fund’s overweight position in EOG Resources, Inc. Shares of EOG Resources, Inc. underperformed as the oil and gas operations company faced short-term challenges in its effort to apply its natural gas extraction technology to the extraction of oil from shale.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that they believed appeared attractive relative to their fair value. As a result of this process, the Fund’s largest overweight versus the Benchmark was in the technology sector. The Fund’s portfolio managers saw attractive investment opportunities in this sector, particularly among hardware and networking companies that offered attractive valuations and which the Fund’s portfolio managers believed appeared well positioned to benefit from the continued increase in enterprise technology spending.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	13

JPMorgan Large Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	4.1%
2.	Merck & Co., Inc.	3.4
3.	Chevron Corp.	3.3
4.	Procter & Gamble Co. (The)	3.2
5.	Verizon Communications, Inc.	2.7
6.	Citigroup, Inc.	2.6
7.	Microsoft Corp.	2.5
8.	Goldman Sachs Group, Inc. (The)	2.3
9.	Time Warner, Inc.	2.2
10.	Pfizer, Inc.	2.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.8%
Energy	14.2
Health Care	13.3
Consumer Discretionary	10.5
Industrials	8.3
Information Technology	7.2
Consumer Staples	6.9
Telecommunication Services	4.2
Materials	3.9
Utilities	3.7
Short-Term Investment	1.0

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

14	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	2/18/92
Without Sales Charge		21.75%	12.06%	1.35%	0.98%
With Sales Charge**		15.32	6.21	0.27	0.44
CLASS B SHARES	1/14/94
Without CDSC		21.42	11.56	0.81	0.46
With CDSC***		16.42	6.56	0.42	0.46
CLASS C SHARES	3/22/99
Without CDSC		21.42	11.57	0.81	0.36
With CDSC****		20.42	10.57	0.81	0.36
CLASS R2 SHARES	11/3/08	21.72	11.88	1.06	0.72
CLASS R5 SHARES	5/15/06	21.95	12.66	1.77	1.32
CLASS R6 SHARES	11/30/10	21.97	12.67	1.77	1.33
SELECT CLASS SHARES	3/1/91	21.90	12.48	1.58	1.23

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for the Class R2 Shares and Class R5 Shares prior to their inception date are based on the performance of Select Class Shares. With respect to Class R2 Shares, prior Class performance has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares would have been different than shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Select Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Large Cap Value Fund, Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	15

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Reporting Period Return:
Fund (Institutional Class Shares)*	23.87%
S&P 500 Index	23.27%

Net Assets as of 12/31/2010 (In Thousands)	$3,778,828

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Equity Fund (the “Fund”) seeks to provide high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) outperformed the S&P 500 Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the basic materials and industrial cyclical sectors contributed to relative performance, while the Fund’s stock selection in the energy and media sectors detracted from relative performance.

Individual contributors to relative performance included Freeport-McMoRan Copper & Gold, Inc., Deere & Co. and PACCAR, Inc. Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong third-quarter earnings due to historically high copper prices and strong demand from China. Shares of Deere & Co. gained after the construction and agricultural machinery company reported strong third-quarter earnings and raised its dividend. PACCAR, Inc., a provider of components for truck engines, reported strong earnings due to recovering demand in North America as trucking companies replaced their aging truck fleets.

Individual detractors from relative performance included the Fund’s overweight positions in Hewlett-Packard Co., EOG Resources, Inc. and Time Warner, Inc. Shares of Hewlett-Packard Co. declined following the unexpected resignation of the company’s chief executive officer. Investor concerns about competition with Apple Inc. in the mobile computer market also weighed on the stock. Shares of EOG Resources, Inc. underperformed as the oil and gas operations company faced short-term challenges in its effort to apply its natural gas extraction technology to the extraction of oil from shale. Shares of Time Warner, Inc., a broadcasting and cable TV company declined on concerns about lower television advertising revenue.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund had a modest tilt toward cyclical stocks, favoring high quality companies with large multi-national businesses.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.6%
2.	Exxon Mobil Corp.	2.5
3.	Microsoft Corp.	2.4
4.	Procter & Gamble Co. (The)	2.2
5.	Chevron Corp.	2.0
6.	Cisco Systems, Inc.	2.0
7.	Merck & Co., Inc.	1.8
8.	Wells Fargo & Co.	1.8
9.	Time Warner, Inc.	1.8
10.	Occidental Petroleum Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	19.5%
Financials	14.0
Consumer Discretionary	13.4
Energy	12.1
Health Care	10.6
Industrials	9.5
Consumer Staples	8.4
Materials	4.6
Telecommunication Services	3.3
Utilities	3.0
U.S. Treasury Obligation	0.2
Short-Term Investment	1.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

16	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	9/10/01
Without Sales Charge		23.74%	14.02%	4.86%	2.25%
With Sales Charge**		17.24	8.04	3.73	1.70
CLASS B SHARES	9/10/01
Without CDSC		23.38	13.39	4.30	1.75
With CDSC***		18.38	8.39	3.96	1.75
CLASS C SHARES	9/10/01
Without CDSC		23.34	13.39	4.30	1.70
With CDSC****		22.34	12.39	4.30	1.70
CLASS R2 SHARES	11/3/08	23.51	13.75	4.74	2.19
CLASS R5 SHARES	5/15/06	23.90	14.42	5.33	2.70
CLASS R6 SHARES	11/30/10	23.91	14.43	5.33	2.70
INSTITUTIONAL CLASS SHARES	9/17/93	23.87	14.50	5.28	2.68
SELECT CLASS SHARES	9/10/01	23.69	14.24	5.10	2.51

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on 9/17/93 and prior to 9/7/01 operated in a master-feeder structure. The returns for the Institutional Class Shares before they were launched on 9/10/01 reflect the performance of the institutional feeder of the U.S. Equity Portfolio, whose historical expenses are substantially similar to those of the Institutional Class Shares. The returns for the Select Class Shares before they were launched on 9/10/01 and for the Class A, Class B and Class C Shares from 12/31/99 to 9/15/00 reflect the performance of the retail feeder. The historical expenses of the retail feeder are substantially similar to those of the Select Class Shares and lower than the expenses of the Class A, Class B and Class C Shares (during this period, therefore, the performance of Class A, Class B and Class C Shares would have been lower because they have higher expenses). The returns for the Class A, Class B and Class C Shares from 9/15/00 to 9/10/01 reflect the performance of the advisor feeder, whose historical expenses are substantially similar to those of the Class A Shares and lower than those of the Class B and Class C Shares (during this period the performance for Class B and Class C Shares would have been lower because of their higher expenses). Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares. Returns for the Class R5 Shares prior to its inception date are based on the performance of Institutional Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Institutional Class Shares.

Returns for Class R6 Shares prior to their inception date are based on the performance of Class R5 Shares and, prior to May 15, 2006, Institutional Class Shares. The actual returns for Class R6 Shares would have been different than shown because Class R6 Shares have different expenses than Institutional Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Equity Fund, S&P 500 Index and Lipper Large-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Large-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	17

JPMorgan U.S. Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

18	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 99.0%
	Consumer Discretionary — 11.4%
	Auto Components — 0.6%
93	Johnson Controls, Inc.	3,541

	Automobiles — 0.7%
110	Ford Motor Co. (a)	1,839
57	General Motors Co. (a)	2,086

		3,925

	Diversified Consumer Services — 0.1%
6	Apollo Group, Inc., Class A (a)	233

	Hotels, Restaurants & Leisure — 1.3%
35	Carnival Corp.	1,597
66	Darden Restaurants, Inc.	3,060
34	McDonald’s Corp.	2,572

		7,229

	Household Durables — 0.6%
43	Lennar Corp., Class A (c)	814
2	NVR, Inc. (a) (c)	1,105
68	Pulte Group, Inc. (a)	509
7	Whirlpool Corp.	604

		3,032

	Internet & Catalog Retail — 1.4%
37	Amazon.com, Inc. (a)	6,732
45	Expedia, Inc.	1,139

		7,871

	Leisure Equipment & Products — 0.1%
17	Mattel, Inc.	440

	Media — 2.7%
132	CBS Corp. (Non-Voting), Class B	2,509
55	Comcast Corp., Class A	1,202
43	DIRECTV, Class A (a)	1,705
37	Gannett Co., Inc. (c)	557
144	Time Warner, Inc.	4,642
120	Walt Disney Co. (The)	4,501

		15,116

	Multiline Retail — 1.3%
34	Kohl’s Corp. (a)	1,826
83	Macy’s, Inc.	2,087
53	Target Corp.	3,193

		7,106

	Specialty Retail — 2.2%
11	AutoZone, Inc. (a)	3,107
88	GameStop Corp., Class A (a)	2,002
97	Lowe’s Cos., Inc.	2,430
4	RadioShack Corp.	78

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
98	Staples, Inc.	2,227
56	TJX Cos., Inc.	2,477

		12,321

	Textiles, Apparel & Luxury Goods — 0.4%
27	NIKE, Inc., Class B	2,272

	Total Consumer Discretionary	63,086

	Consumer Staples — 10.6%
	Beverages — 2.5%
112	Coca-Cola Co. (The)	7,373
102	PepsiCo, Inc.	6,651

		14,024

	Food & Staples Retailing — 2.3%
101	CVS Caremark Corp.	3,505
85	Kroger Co. (The)	1,896
24	Sysco Corp.	694
41	Walgreen Co.	1,601
94	Wal-Mart Stores, Inc.	5,075

		12,771

	Food Products — 1.7%
26	Archer-Daniels-Midland Co.	782
40	Campbell Soup Co.	1,390
40	ConAgra Foods, Inc.	892
168	General Mills, Inc.	5,976
12	Kellogg Co.	628

		9,668

	Household Products — 3.8%
70	Colgate-Palmolive Co.	5,610
48	Kimberly-Clark Corp.	3,051
192	Procter & Gamble Co. (The)	12,319

		20,980

	Tobacco — 0.3%
64	Altria Group, Inc.	1,563

	Total Consumer Staples	59,006

	Energy — 11.6%
	Energy Equipment & Services — 2.2%
53	Baker Hughes, Inc.	3,019
28	Cameron International Corp. (a)	1,415
3	FMC Technologies, Inc. (a)	302
45	Halliburton Co.	1,829
13	Helmerich & Payne, Inc.	611
44	Rowan Cos., Inc. (a)	1,543
42	Schlumberger Ltd.	3,474

		12,193

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	19

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Oil, Gas & Consumable Fuels — 9.4%
24		Anadarko Petroleum Corp.	1,813
46		Apache Corp.	5,496
160		Chevron Corp.	14,582
25		ConocoPhillips	1,723
10		Consol Energy, Inc.	497
37		Devon Energy Corp.	2,881
18		EOG Resources, Inc.	1,655
167		Exxon Mobil Corp.	12,218
8		Murphy Oil Corp.	567
22		Noble Energy, Inc.	1,894
73		Occidental Petroleum Corp.	7,161
29		Peabody Energy Corp.	1,849

			52,336

		Total Energy	64,529

		Financials — 15.5%
		Capital Markets — 2.9%
—	(h)	Franklin Resources, Inc.	11
38		Goldman Sachs Group, Inc. (The)	6,323
130		Invesco Ltd.	3,133
45		Legg Mason, Inc.	1,632
42		Morgan Stanley	1,148
67		State Street Corp.	3,110
58		TD AMERITRADE Holding Corp.	1,107

			16,464

		Commercial Banks — 3.2%
33		BB&T Corp. (c)	875
29		Comerica, Inc.	1,212
28		First Horizon National Corp. (a)	326
318		Huntington Bancshares, Inc.	2,182
4		M&T Bank Corp.	357
127		Regions Financial Corp.	887
16		SunTrust Banks, Inc.	484
10		U.S. Bancorp	278
322		Wells Fargo & Co.	9,966
43		Zions Bancorp	1,047

			17,614

		Consumer Finance — 1.2%
74		American Express Co.	3,180
80		Capital One Financial Corp.	3,392

			6,572

		Diversified Financial Services — 3.4%
642		Bank of America Corp.	8,558
2,129		Citigroup, Inc. (a)	10,071

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — Continued
1	CME Group, Inc.	161

		18,790

	Insurance — 3.4%
57	ACE Ltd., (Switzerland)	3,523
35	Aflac, Inc.	1,964
53	Berkshire Hathaway, Inc., Class B (a)	4,270
3	Everest Re Group Ltd., (Bermuda)	254
97	MetLife, Inc.	4,324
3	PartnerRe Ltd., (Bermuda)	257
46	Prudential Financial, Inc.	2,724
9	RenaissanceRe Holdings Ltd., (Bermuda)	548
48	XL Group plc, (Ireland)	1,043

		18,907

	Real Estate Investment Trusts (REITs) — 1.4%
33	Digital Realty Trust, Inc. (c)	1,696
6	HCP, Inc.	221
22	Hospitality Properties Trust	511
64	Host Hotels & Resorts, Inc.	1,142
22	LaSalle Hotel Properties	570
28	Omega Healthcare Investors, Inc.	617
91	Pennsylvania Real Estate Investment Trust (c)	1,315
7	Plum Creek Timber Co., Inc.	262
26	ProLogis	373
5	Simon Property Group, Inc.	517
55	Strategic Hotels & Resorts, Inc. (a)	290
3	Vornado Realty Trust	267

		7,781

	Total Financials	86,128

	Health Care — 10.6%
	Biotechnology — 1.9%
7	Alexion Pharmaceuticals, Inc. (a) (c)	596
41	Biogen Idec, Inc. (a)	2,762
95	Celgene Corp. (a)	5,601
39	Gilead Sciences, Inc. (a)	1,417

		10,376

	Health Care Equipment & Supplies — 1.2%
29	Baxter International, Inc.	1,458
23	C.R. Bard, Inc.	2,083
72	Covidien plc, (Ireland)	3,274

		6,815

	Health Care Providers & Services — 1.8%
24	DaVita, Inc. (a)	1,654
29	Humana, Inc. (a)	1,560

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — Continued
32	McKesson Corp.	2,273
86	UnitedHealth Group, Inc.	3,113
27	WellPoint, Inc. (a)	1,507

		10,107

	Life Sciences Tools & Services — 0.3%
29	Thermo Fisher Scientific, Inc. (a)	1,594

	Pharmaceuticals — 5.4%
188	Abbott Laboratories	9,002
69	Bristol-Myers Squibb Co.	1,816
81	Johnson & Johnson	5,022
274	Merck & Co., Inc.	9,879
70	Mylan, Inc. (a)	1,488
146	Pfizer, Inc.	2,557

		29,764

	Total Health Care	58,656

	Industrials — 11.0%
	Aerospace & Defense — 3.1%
136	Honeywell International, Inc.	7,224
17	Northrop Grumman Corp.	1,101
110	United Technologies Corp.	8,691

		17,016

	Air Freight & Logistics — 0.3%
15	FedEx Corp.	1,377

	Airlines — 0.0% (g)
9	Southwest Airlines Co.	118

	Commercial Services & Supplies — 0.1%
14	Avery Dennison Corp.	610

	Industrial Conglomerates — 3.8%
75	3M Co.	6,464
515	General Electric Co.	9,414
25	Textron, Inc.	584
114	Tyco International Ltd., (Switzerland)	4,716

		21,178

	Machinery — 1.1%
10	Cummins, Inc.	1,111
10	Deere & Co.	847
50	PACCAR, Inc.	2,871
18	Parker Hannifin Corp.	1,519

		6,348

	Road & Rail — 2.6%
90	CSX Corp.	5,834
83	Norfolk Southern Corp.	5,189

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
34	Union Pacific Corp.	3,141

		14,164

	Total Industrials	60,811

	Information Technology — 17.5%
	Communications Equipment — 1.7%
210	Cisco Systems, Inc. (a)	4,250
40	Juniper Networks, Inc. (a) (c)	1,459
76	QUALCOMM, Inc.	3,761

		9,470

	Computers & Peripherals — 5.5%
58	Apple, Inc. (a)	18,838
229	EMC Corp. (a)	5,242
101	Hewlett-Packard Co.	4,235
49	SanDisk Corp. (a)	2,453

		30,768

	Electronic Equipment, Instruments & Components — 0.2%
45	Corning, Inc.	867

	Internet Software & Services — 1.2%
36	eBay, Inc. (a)	1,013
8	Google, Inc., Class A (a)	4,752
45	Yahoo!, Inc. (a)	748

		6,513

	IT Services — 2.3%
64	Cognizant Technology Solutions Corp., Class A (a)	4,713
49	International Business Machines Corp.	7,206
29	Western Union Co. (The)	538

		12,457

	Semiconductors & Semiconductor Equipment — 2.2%
64	Applied Materials, Inc.	899
71	Broadcom Corp., Class A	3,075
64	Intel Corp.	1,348
33	Intersil Corp., Class A (c)	502
33	Marvell Technology Group Ltd., (Bermuda) (a)	614
68	Micron Technology, Inc. (a)	544
25	Novellus Systems, Inc. (a)	818
115	NVIDIA Corp. (a)	1,763
95	Xilinx, Inc.	2,756

		12,319

	Software — 4.4%
79	Adobe Systems, Inc. (a)	2,438
16	Citrix Systems, Inc. (a)	1,115

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	21

JPMorgan Disciplined Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
522	Microsoft Corp.	14,572
203	Oracle Corp.	6,363

		24,488

	Total Information Technology	96,882

	Materials — 3.8%
	Chemicals — 2.4%
4	CF Industries Holdings, Inc.	595
141	Dow Chemical Co. (The)	4,814
105	E.l. du Pont de Nemours & Co.	5,257
27	Georgia Gulf Corp. (a)	645
23	PPG Industries, Inc.	1,950

		13,261

	Construction Materials — 0.1%
4	Martin Marietta Materials, Inc.	323

	Containers & Packaging — 0.0% (g)
11	Sealed Air Corp.	282

	Metals & Mining — 1.3%
120	Alcoa, Inc.	1,842
8	Cliffs Natural Resources, Inc.	655
42	Freeport-McMoRan Copper & Gold, Inc.	4,984

		7,481

	Total Materials	21,347

	Telecommunication Services — 3.5%
	Diversified Telecommunication Services — 3.0%
228	AT&T, Inc.	6,684
25	CenturyLink, Inc.	1,141
99	Frontier Communications Corp.	966
220	Verizon Communications, Inc.	7,882

		16,673

	Wireless Telecommunication Services — 0.5%
9	American Tower Corp., Class A (a)	485
522	Sprint Nextel Corp. (a) (c)	2,210

		2,695

	Total Telecommunication Services	19,368

	Utilities — 3.5%
	Electric Utilities — 1.5%
49	American Electric Power Co., Inc.	1,752
41	Edison International	1,582
65	NextEra Energy, Inc.	3,385
43	Southern Co.	1,640

		8,359

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.5%
24	National Fuel Gas Co.	1,542
21	Oneok, Inc.	1,165

		2,707

	Independent Power Producers & Energy Traders — 0.1%
60	AES Corp. (The) (a)	726

	Multi-Utilities — 1.4%
24	Ameren Corp.	662
27	NiSource, Inc.	483
44	PG&E Corp.	2,081
49	Public Service Enterprise Group, Inc.	1,543
21	Sempra Energy	1,097
78	Xcel Energy, Inc.	1,848

		7,714

	Water Utilities — 0.0% (g)
3	American Water Works Co., Inc.	78

	Total Utilities	19,584

	Total Common Stocks (Cost $456,517)	549,397

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
885	U.S. Treasury Note, 1.125%, 06/30/11 (k) (Cost $888)	889

SHARES
Short-Term Investment — 1.9%
	Investment Company — 1.9%
10,606	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $10,606)	10,606

Investment of Cash Collateral for Securities on Loan — 1.2%
	Investment Company — 1.2%
6,704	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $6,704)	6,704

	Total Investments — 102.3% (Cost $474,715)	567,596
	Liabilities in Excess of Other Assets — (2.3)%	(12,630)

	NET ASSETS — 100.0%	$554,966

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
89	E-mini S&P 500	03/18/11	$5,576	$38

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	23

JPMorgan Dynamic Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.5%
		Consumer Discretionary — 25.9%
		Hotels, Restaurants & Leisure — 9.0%
2		McDonald’s Corp.	125
3		Starwood Hotels & Resorts Worldwide, Inc.	190
1		Wynn Resorts Ltd.	52

			367

		Internet & Catalog Retail — 7.6%
1		Amazon.com, Inc. (a)	203
—	(h)	priceline.com, Inc. (a)	108

			311

		Media — 2.6%
3		DIRECTV, Class A (a)	105

		Specialty Retail — 1.6%
1		Bed Bath & Beyond, Inc. (a)	66

		Textiles, Apparel & Luxury Goods — 5.1%
1		Fossil, Inc. (a)	99
1		NIKE, Inc., Class B	109

			208

		Total Consumer Discretionary	1,057

		Energy — 7.0%
		Energy Equipment & Services — 4.1%
3		National Oilwell Varco, Inc.	168

		Oil, Gas & Consumable Fuels — 2.9%
1		Occidental Petroleum Corp.	120

		Total Energy	288

		Financials — 3.3%
		Consumer Finance — 3.3%
3		Capital One Financial Corp.	135

		Health Care — 11.3%
		Biotechnology — 2.8%
2		Celgene Corp. (a)	116

		Health Care Providers & Services — 4.9%
4		Express Scripts, Inc. (a)	199

		Pharmaceuticals — 3.6%
3		Teva Pharmaceutical Industries Ltd., (Israel), ADR	148

		Total Health Care	463

		Industrials — 12.0%
		Machinery — 6.9%
1		Cummins, Inc.	155
1		Parker Hannifin Corp.	126

			281

SHARES		SECURITY DESCRIPTION	VALUE($)

		Road & Rail — 5.1%
2		Union Pacific Corp.	209

		Total Industrials	490

		Information Technology — 35.1%
		Communications Equipment — 5.5%
1		F5 Networks, Inc. (a)	98
3		Juniper Networks, Inc. (a)	128

			226

		Computers & Peripherals — 13.1%
1		Apple, Inc. (a)	381
3		NetApp, Inc. (a)	154

			535

		Internet Software & Services — 3.9%
—	(h)	Google, Inc., Class A (a)	158

		IT Services — 5.5%
2		Cognizant Technology Solutions Corp., Class A (a)	178
—	(h)	MasterCard, Inc., Class A	45

			223

		Semiconductors & Semiconductor Equipment — 4.6%
6		ARM Holdings plc, (United Kingdom), ADR	115
2		Broadcom Corp., Class A	74

			189

		Software — 2.5%
8		Activision Blizzard, Inc.	101

		Total Information Technology	1,432

		Materials — 1.9%
		Metals & Mining — 1.9%
1		Freeport-McMoRan Copper & Gold, Inc.	77

		Total Common Stocks (Cost $2,976)	3,942

Short-Term Investment — 4.5%
		Investment Company — 4.5%
183		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $183)	183

		Total Investments — 101.0% (Cost $3,159)	4,125
		Liabilities in Excess of Other Assets — (1.0)%	(41)

		NET ASSETS — 100.0%	$4,084

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 76.9%
	Consumer Discretionary — 10.9%
	Auto Components — 0.6%
68	Gentex Corp.	2,013

	Distributors — 0.7%
40	Genuine Parts Co.	2,048

	Hotels, Restaurants & Leisure — 1.7%
20	Darden Restaurants, Inc.	915
29	McDonald’s Corp.	2,241
42	Yum! Brands, Inc.	2,041

		5,197

	Household Durables — 0.5%
36	Tupperware Brands Corp.	1,711

	Leisure Equipment & Products — 0.2%
14	Hasbro, Inc.	656

	Media — 3.5%
57	Cinemark Holdings, Inc.	977
44	McGraw-Hill Cos., Inc. (The)	1,595
40	Omnicom Group, Inc.	1,823
143	Regal Entertainment Group, Class A	1,680
41	Time Warner Cable, Inc.	2,707
72	Time Warner, Inc.	2,323

		11,105

	Specialty Retail — 2.5%
143	Gap, Inc. (The)	3,175
42	Home Depot, Inc.	1,476
24	Tiffany & Co.	1,495
41	TJX Cos., Inc.	1,811

		7,957

	Textiles, Apparel & Luxury Goods — 1.2%
19	NIKE, Inc., Class B	1,632
25	V.F. Corp.	2,137

		3,769

	Total Consumer Discretionary	34,456

	Consumer Staples — 6.2%
	Beverages — 1.1%
37	Coca-Cola Co. (The)	2,440
27	Dr. Pepper Snapple Group, Inc.	953

		3,393

	Food & Staples Retailing — 0.6%
36	Wal-Mart Stores, Inc.	1,947

	Food Products — 1.8%
70	General Mills, Inc.	2,505
38	JM Smucker Co. (The)	2,495

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
12	Mead Johnson Nutrition Co.	735

		5,735

	Household Products — 0.7%
32	Procter & Gamble Co. (The)	2,026

	Tobacco — 2.0%
20	Lorillard, Inc.	1,650
82	Philip Morris International, Inc.	4,770

		6,420

	Total Consumer Staples	19,521

	Energy — 10.5%
	Oil, Gas & Consumable Fuels — 10.5%
83	Chevron Corp.	7,528
102	ConocoPhillips	6,917
30	Energy Transfer Equity LP	1,180
55	EQT Corp.	2,480
64	Exxon Mobil Corp.	4,680
25	Marathon Oil Corp.	907
36	NuStar GP Holdings LLC	1,297
22	Occidental Petroleum Corp.	2,178
51	Spectra Energy Corp.	1,269
72	Teekay Corp., (Canada)	2,372
92	Williams Cos., Inc. (The)	2,277

	Total Energy	33,085

	Financials — 17.2%
	Capital Markets — 3.3%
10	BlackRock, Inc.	1,887
61	Northern Trust Corp.	3,402
54	T. Rowe Price Group, Inc.	3,472
58	W.P. Carey & Co. LLC	1,803

		10,564

	Commercial Banks — 5.2%
76	BancorpSouth, Inc. (c)	1,204
71	BB&T Corp. (c)	1,853
26	City National Corp. (c)	1,608
40	M&T Bank Corp.	3,517
264	Wells Fargo & Co.	8,166

		16,348

	Consumer Finance — 1.2%
86	American Express Co.	3,695

	Insurance — 4.8%
33	Chubb Corp.	1,968
46	Cincinnati Financial Corp.	1,458
60	MetLife, Inc.	2,675

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	25

JPMorgan Equity Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
101	Old Republic International Corp.	1,379
72	OneBeacon Insurance Group Ltd., Class A	1,094
58	Travelers Cos., Inc. (The) (c)	3,209
52	Validus Holdings Ltd., (Bermuda)	1,586
78	XL Group plc, (Ireland)	1,698

		15,067

	Real Estate Investment Trusts (REITs) — 2.4%
39	Acadia Realty Trust	702
36	Agree Realty Corp.	943
15	Alexandria Real Estate Equities, Inc.	1,084
26	National Health Investors, Inc.	1,189
14	Public Storage	1,440
58	Regency Centers Corp. (c)	2,433

		7,791

	Thrifts & Mortgage Finance — 0.3%
13	Capitol Federal Financial, Inc.	155
55	People’s United Financial, Inc. (c)	766

		921

	Total Financials	54,386

	Health Care — 8.7%
	Health Care Equipment & Supplies — 1.1%
24	Becton, Dickinson & Co. (c)	1,986
30	Covidien plc, (Ireland)	1,352

		3,338

	Health Care Providers & Services — 0.8%
97	Lincare Holdings, Inc.	2,613

	Pharmaceuticals — 6.8%
18	Abbott Laboratories	877
68	Johnson & Johnson	4,230
181	Merck & Co., Inc.	6,538
57	Novartis AG, (Switzerland), ADR (c)	3,354
373	Pfizer, Inc.	6,525

		21,524

	Total Health Care	27,475

	Industrials — 9.1%
	Aerospace & Defense — 1.9%
51	Honeywell International, Inc.	2,685
41	United Technologies Corp.	3,243

		5,928

	Air Freight & Logistics — 0.6%
25	United Parcel Service, Inc., Class B	1,778

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.5%
54	Republic Services, Inc.	1,615

	Electrical Equipment — 0.9%
20	Cooper Industries plc	1,160
27	Emerson Electric Co.	1,567

		2,727

	Industrial Conglomerates — 1.1%
40	3M Co.	3,435

	Machinery — 1.9%
19	Deere & Co.	1,603
39	Illinois Tool Works, Inc.	2,104
44	Snap-On, Inc.	2,472

		6,179

	Marine — 0.6%
149	Seaspan Corp., (Hong Kong)	1,844

	Road & Rail — 0.5%
26	Norfolk Southern Corp.	1,610

	Trading Companies & Distributors — 1.1%
27	Fastenal Co. (c)	1,593
13	W.W. Grainger, Inc. (c)	1,851

		3,444

	Total Industrials	28,560

	Information Technology — 2.9%
	Electronic Equipment, Instruments & Components — 0.5%
47	Tyco Electronics Ltd., (Switzerland)	1,657

	IT Services — 0.7%
15	International Business Machines Corp.	2,143

	Semiconductors & Semiconductor Equipment — 0.6%
85	Intel Corp.	1,783

	Software — 1.1%
125	Microsoft Corp.	3,479

	Total Information Technology	9,062

	Materials — 4.3%
	Chemicals — 3.3%
31	Air Products & Chemicals, Inc.	2,792
70	E.l. du Pont de Nemours & Co.	3,472
33	PPG Industries, Inc.	2,766
17	Sherwin-Williams Co. (The)	1,440

		10,470

	Containers & Packaging — 1.0%
98	Bemis Co., Inc.	3,185

	Total Materials	13,655

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Telecommunication Services — 3.3%
	Diversified Telecommunication Services — 3.3%
94	AT&T, Inc.	2,747
64	CenturyLink, Inc. (c)	2,932
31	Frontier Communications Corp.	305
128	Verizon Communications, Inc.	4,565

	Total Telecommunication Services	10,549

	Utilities — 3.8%
	Electric Utilities — 1.5%
26	Edison International	996
15	NextEra Energy, Inc.	769
42	Northeast Utilities	1,339
43	Southern Co.	1,655

		4,759

	Gas Utilities — 0.4%
25	Oneok, Inc.	1,375

	Multi-Utilities — 1.7%
119	CMS Energy Corp. (c)	2,206
20	PG&E Corp.	976
40	Sempra Energy	2,078

		5,260

	Water Utilities — 0.2%
28	American Water Works Co., Inc.	707

	Total Utilities	12,101

	Total Common Stocks (Cost $176,054)	242,850

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.7%
	Investment Company — 2.7%
8,493	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $8,493)	8,493

Investment of Cash Collateral for Securities on Loan — 4.9%
	Investment Company — 4.9%
15,605	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $15,605)	15,605

	Total Investments — 84.5% (Cost $200,152)	266,948
	Other Assets in Excess of Liabilities — 15.5%	48,933

	NET ASSETS — 100.0%	$315,881

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	27

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.8%
	Consumer Discretionary — 16.1%
	Hotels, Restaurants & Leisure — 1.9%
33	McDonald’s Corp.	2,510
69	Yum! Brands, Inc.	3,390

		5,900

	Household Durables — 1.6%
48	Fortune Brands, Inc.	2,868
121	Lennar Corp., Class A (c)	2,276

		5,144

	Internet & Catalog Retail — 0.6%
79	Expedia, Inc.	1,982

	Media — 4.9%
139	Comcast Corp., Class A	3,045
156	Gannett Co., Inc.	2,346
50	McGraw-Hill Cos., Inc. (The)	1,810
72	Omnicom Group, Inc.	3,316
83	Time Warner, Inc.	2,657
67	Walt Disney Co. (The)	2,517

		15,691

	Multiline Retail — 0.8%
97	Macy’s, Inc.	2,464

	Specialty Retail — 4.9%
10	AutoZone, Inc. (a) (c)	2,590
199	Gap, Inc. (The)	4,413
111	Home Depot, Inc.	3,874
36	Tiffany & Co.	2,235
59	TJX Cos., Inc.	2,632

		15,744

	Textiles, Apparel & Luxury Goods — 1.4%
32	NIKE, Inc., Class B	2,768
21	V.F. Corp.	1,784

		4,552

	Total Consumer Discretionary	51,477

	Consumer Staples — 7.4%
	Food & Staples Retailing — 3.0%
95	Walgreen Co.	3,697
110	Wal-Mart Stores, Inc.	5,954

		9,651

	Food Products — 2.2%
65	General Mills, Inc.	2,320
47	JM Smucker Co. (The)	3,059
26	Mead Johnson Nutrition Co.	1,637

		7,016

	Household Products — 1.0%
50	Procter & Gamble Co. (The)	3,188

SHARES	SECURITY DESCRIPTION	VALUE($)

	Tobacco — 1.2%
64	Philip Morris International, Inc.	3,740

	Total Consumer Staples	23,595

	Energy — 13.8%
	Oil, Gas & Consumable Fuels — 13.8%
75	Chevron Corp.	6,803
105	ConocoPhillips	7,135
118	Devon Energy Corp.	9,288
142	El Paso Corp.	1,958
76	EQT Corp.	3,421
99	Exxon Mobil Corp.	7,245
60	Marathon Oil Corp.	2,237
81	Teekay Corp., (Canada)	2,693
131	Williams Cos., Inc. (The)	3,248

	Total Energy	44,028

	Financials — 25.8%
	Capital Markets — 5.7%
23	Affiliated Managers Group, Inc. (a)	2,242
108	Charles Schwab Corp. (The)	1,841
18	Goldman Sachs Group, Inc. (The)	3,027
133	Invesco Ltd.	3,205
61	Northern Trust Corp.	3,358
70	T. Rowe Price Group, Inc.	4,537

		18,210

	Commercial Banks — 7.2%
87	BancorpSouth, Inc. (c)	1,390
73	BB&T Corp.	1,922
35	M&T Bank Corp.	3,012
214	U.S. Bancorp	5,758
353	Wells Fargo & Co.	10,927

		23,009

	Consumer Finance — 1.6%
122	American Express Co.	5,253

	Diversified Financial Services — 3.0%
392	Bank of America Corp.	5,228
895	Citigroup, Inc. (a)	4,232

		9,460

	Insurance — 6.0%
17	Arch Capital Group Ltd., (Bermuda) (a)	1,514
86	Loews Corp.	3,342
85	MetLife, Inc.	3,786
54	Prudential Financial, Inc.	3,153
40	Transatlantic Holdings, Inc.	2,065
28	Travelers Cos., Inc. (The)	1,532
55	Validus Holdings Ltd., (Bermuda)	1,694
89	XL Group plc, (Ireland)	1,940

		19,026

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Real Estate Management & Development — 1.9%
94	Brookfield Asset Management, Inc., (Canada), Class A	3,113
170	Brookfield Properties Corp. (c)	2,982

		6,095

	Thrifts & Mortgage Finance — 0.4%
88	People’s United Financial, Inc.	1,226

	Total Financials	82,279

	Health Care — 9.2%
	Health Care Equipment & Supplies — 1.9%
38	Baxter International, Inc.	1,919
20	Becton, Dickinson & Co.	1,673
55	Covidien plc, (Ireland)	2,508

		6,100

	Health Care Providers & Services — 2.2%
177	Lincare Holdings, Inc.	4,754
65	UnitedHealth Group, Inc.	2,355

		7,109

	Pharmaceuticals — 5.1%
28	Abbott Laboratories	1,356
57	Johnson & Johnson	3,507
124	Merck & Co., Inc.	4,453
37	Novartis AG, (Switzerland), ADR (c)	2,163
272	Pfizer, Inc.	4,770

		16,249

	Total Health Care	29,458

	Industrials — 9.1%
	Aerospace & Defense — 3.9%
71	Honeywell International, Inc.	3,764
23	L-3 Communications Holdings, Inc.	1,593
88	United Technologies Corp.	6,896

		12,253

	Electrical Equipment — 1.6%
40	Cooper Industries plc	2,314
51	Emerson Electric Co.	2,910

		5,224

	Industrial Conglomerates — 2.8%
28	3M Co.	2,382
363	General Electric Co.	6,643

		9,025

	Machinery — 0.8%
25	Caterpillar, Inc.	2,369

	Total Industrials	28,871

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 8.5%
	Communications Equipment — 1.7%
117	Cisco Systems, Inc. (a)	2,371
64	QUALCOMM, Inc.	3,152

		5,523

	Computers & Peripherals — 2.2%
17	Apple, Inc. (a)	5,387
42	Hewlett-Packard Co.	1,781

		7,168

	Electronic Equipment, Instruments & Components — 0.6%
53	Tyco Electronics Ltd., (Switzerland)	1,884

	Internet Software & Services — 0.5%
96	Yahoo!, Inc. (a)	1,603

	IT Services — 0.9%
19	International Business Machines Corp.	2,774

	Software — 2.6%
295	Microsoft Corp.	8,234

	Total Information Technology	27,186

	Materials — 2.4%
	Chemicals — 1.6%
58	Dow Chemical Co. (The)	1,983
62	E.l. du Pont de Nemours & Co.	3,078

		5,061

	Containers & Packaging — 0.8%
76	Bemis Co., Inc.	2,466

	Total Materials	7,527

	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 2.7%
125	AT&T, Inc.	3,673
140	Verizon Communications, Inc.	4,992

	Total Telecommunication Services	8,665

	Utilities — 2.8%
	Gas Utilities — 0.4%
30	Energen Corp.	1,423

	Multi-Utilities — 2.1%
149	CMS Energy Corp. (c)	2,768
47	PG&E Corp.	2,258
30	Sempra Energy	1,548

		6,574

	Water Utilities — 0.3%
37	American Water Works Co., Inc.	925

	Total Utilities	8,922

	Total Common Stocks (Cost $236,186)	312,008

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	29

JPMorgan Growth and Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 2.2%
	Investment Company — 2.2%
7,022	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $7,022)	7,022

Investment of Cash Collateral for Securities on Loan — 2.3%
	Investment Company — 2.3%
7,470	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $7,470)	7,470

	Total Investments — 102.3% (Cost $250,678)	326,500
	Liabilities in Excess of Other Assets — (2.3)%	(7,475)

	NET ASSETS — 100.0%	$319,025

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 92.2%
	Consumer Discretionary — 20.0%
	Auto Components — 1.7%
153	BorgWarner, Inc. (a)	11,078

	Hotels, Restaurants & Leisure — 3.8%
239	McDonald’s Corp.	18,369
64	Wynn Resorts Ltd.	6,677

		25,046

	Internet & Catalog Retail — 6.9%
170	Amazon.com, Inc. (a)	30,679
22	NetFlix, Inc. (a) (c)	3,865
28	priceline.com, Inc. (a)	10,988

		45,532

	Media — 2.5%
329	DIRECTV, Class A (a)	13,123
83	Discovery Communications, Inc., Class A (a)	3,469

		16,592

	Multiline Retail — 2.2%
197	Dollar Tree, Inc. (a)	11,065
82	Nordstrom, Inc.	3,475

		14,540

	Specialty Retail — 2.3%
228	O’Reilly Automotive, Inc. (a)	13,770
46	Urban Outfitters, Inc. (a)	1,661

		15,431

	Textiles, Apparel & Luxury Goods — 0.6%
55	Fossil, Inc. (a)	3,870

	Total Consumer Discretionary	132,089

	Consumer Staples — 4.0%
	Beverages — 0.6%
60	Coca-Cola Co. (The)	3,940

	Food Products — 0.9%
170	General Mills, Inc.	6,057

	Personal Products — 1.1%
89	Estee Lauder Cos., Inc. (The), Class A	7,199

	Tobacco — 1.4%
156	Philip Morris International, Inc.	9,125

	Total Consumer Staples	26,321

	Energy — 5.0%
	Energy Equipment & Services — 1.6%
67	National Oilwell Varco, Inc.	4,511
72	Schlumberger Ltd.	5,994

		10,505

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 3.4%
100	Concho Resources, Inc. (a)	8,802
110	Occidental Petroleum Corp.	10,771
24	Whiting Petroleum Corp. (a)	2,848

		22,421

	Total Energy	32,926

	Financials — 0.9%
	Capital Markets — 0.9%
92	T. Rowe Price Group, Inc.	5,912

	Health Care — 12.3%
	Biotechnology — 2.8%
142	Alexion Pharmaceuticals, Inc. (a)	11,414
66	Celgene Corp. (a)	3,891
91	Dendreon Corp. (a)	3,169

		18,474

	Health Care Equipment & Supplies — 1.9%
130	Edwards Lifesciences Corp. (a)	10,493
7	Intuitive Surgical, Inc. (a)	1,778

		12,271

	Health Care Providers & Services — 3.0%
370	Express Scripts, Inc. (a)	19,990

	Life Sciences Tools & Services — 1.1%
119	Illumina, Inc. (a)	7,525

	Pharmaceuticals — 3.5%
142	Allergan, Inc.	9,758
108	Novo Nordisk A/S, (Denmark), ADR	12,203
23	Teva Pharmaceutical Industries Ltd., (Israel), ADR	1,209

		23,170

	Total Health Care	81,430

	Industrials — 12.4%
	Aerospace & Defense — 3.1%
130	Goodrich Corp.	11,432
67	Precision Castparts Corp.	9,257

		20,689

	Air Freight & Logistics — 1.1%
90	C.H. Robinson Worldwide, Inc.	7,209

	Machinery — 4.4%
132	Cummins, Inc.	14,532
81	Joy Global, Inc.	7,027
132	PACCAR, Inc.	7,551

		29,110

	Road & Rail — 1.8%
131	Union Pacific Corp.	12,175

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	31

JPMorgan Large Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Trading Companies & Distributors — 2.0%
94	W.W. Grainger, Inc.	12,941

	Total Industrials	82,124

	Information Technology — 32.2%
	Communications Equipment — 1.4%
72	F5 Networks, Inc. (a)	9,424

	Computers & Peripherals — 10.2%
158	Apple, Inc. (a)	51,019
232	NetApp, Inc. (a)	12,734
82	SanDisk Corp. (a)	4,109

		67,862

	Electronic Equipment, Instruments & Components — 2.9%
208	Amphenol Corp., Class A	10,989
120	Dolby Laboratories, Inc., Class A (a)	7,984

		18,973

	Internet Software & Services — 2.6%
55	Baidu, Inc., (China), ADR (a)	5,290
20	Google, Inc., Class A (a)	11,686

		16,976

	IT Services — 6.1%
318	Cognizant Technology Solutions Corp., Class A (a)	23,335
117	International Business Machines Corp.	17,183

		40,518

	Semiconductors & Semiconductor Equipment — 2.4%
258	ARM Holdings plc, (United Kingdom), ADR	5,349
142	Broadcom Corp., Class A	6,202
90	Lam Research Corp. (a)	4,639

		16,190

	Software — 6.6%
55	FactSet Research Systems, Inc.	5,166
425	Oracle Corp.	13,292
177	Red Hat, Inc. (a)	8,080
85	Salesforce.com, Inc. (a)	11,260
65	VMware, Inc., Class A (a)	5,753

		43,551

	Total Information Technology	213,494

	Materials — 4.5%
	Chemicals — 1.9%
71	Praxair, Inc.	6,788
72	Sherwin-Williams Co. (The)	5,996

		12,784

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 2.6%
90	Freeport-McMoRan Copper & Gold, Inc.	10,856
189	Vale S.A., (Brazil), ADR	6,520

		17,376

	Total Materials	30,160

	Telecommunication Services — 0.9%
	Wireless Telecommunication Services — 0.9%
122	American Tower Corp., Class A (a)	6,310

	Total Common Stocks (Cost $369,911)	610,766

Preferred Stock — 0.9%
	Consumer Staples — 0.9%
	Beverages — 0.9%
199	Cia de Bebidas das Americas, (Brazil), ADR (Cost $4,374)	6,160

Short-Term Investment — 4.9%
	Investment Company — 4.9%
32,426	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $32,426)	32,426

Investment of Cash Collateral for Securities on Loan — 0.6%
	Investment Company — 0.6%
3,633	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $3,633)	3,633

	Total Investments — 98.6% (Cost $410,344)	652,985
	Other Assets in Excess of Liabilities — 1.4%	9,608

	NET ASSETS — 100.0%	$662,593

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.9%
		Consumer Discretionary — 10.5%
		Auto Components — 1.0%
146		Johnson Controls, Inc.	5,577

		Automobiles — 1.0%
152		General Motors Co. (a)	5,615

		Hotels, Restaurants & Leisure — 1.0%
71		Carnival Corp.	3,286
47		Royal Caribbean Cruises Ltd. (a)	2,215

			5,501

		Household Durables — 0.2%
71		Lennar Corp., Class A	1,336

		Media — 5.6%
51		CBS Corp. (Non-Voting), Class B	980
58		DIRECTV, Class A (a)	2,319
187		Gannett Co., Inc.	2,820
57		Time Warner Cable, Inc.	3,754
389		Time Warner, Inc.	12,504
253		Walt Disney Co. (The)	9,501

			31,878

		Multiline Retail — 0.3%
37		Kohl’s Corp. (a)	1,991
–	(h)	Target Corp.	28

			2,019

		Specialty Retail — 1.4%
–	(h)	AutoZone, Inc. (a)	22
168		Lowe’s Cos., Inc.	4,208
172		Staples, Inc.	3,917

			8,147

		Total Consumer Discretionary	60,073

		Consumer Staples — 6.9%
		Beverages — 0.8%
69		Coca-Cola Co. (The)	4,554

		Food & Staples Retailing — 2.2%
315		CVS Caremark Corp.	10,952
75		Kroger Co. (The)	1,673

			12,625

		Food Products — 0.7%
58		Campbell Soup Co.	2,005
56		General Mills, Inc.	2,001

			4,006

		Household Products — 3.2%
1		Colgate-Palmolive Co.	42
282		Procter & Gamble Co. (The)	18,112

			18,154

SHARES		SECURITY DESCRIPTION	VALUE($)

		Tobacco — 0.0% (g)
–	(h)	Philip Morris International, Inc.	28

		Total Consumer Staples	39,367

		Energy — 14.1%
		Energy Equipment & Services — 1.0%
83		Baker Hughes, Inc.	4,772
22		Cameron International Corp. (a)	1,122

			5,894

		Oil, Gas & Consumable Fuels — 13.1%
42		Anadarko Petroleum Corp.	3,218
99		Apache Corp.	11,749
204		Chevron Corp.	18,647
177		ConocoPhillips	12,039
83		Devon Energy Corp.	6,545
44		EOG Resources, Inc.	4,064
20		Noble Energy, Inc.	1,737
105		Occidental Petroleum Corp.	10,339
45		Peabody Energy Corp.	2,877
142		Williams Cos., Inc. (The)	3,508

			74,723

		Total Energy	80,617

		Financials — 26.8%
		Capital Markets — 5.3%
76		Goldman Sachs Group, Inc. (The)	12,838
309		Morgan Stanley	8,405
125		State Street Corp.	5,784
161		TD AMERITRADE Holding Corp.	3,052

			30,079

		Commercial Banks — 7.0%
218		BB&T Corp.	5,738
87		Comerica, Inc.	3,659
250		Huntington Bancshares, Inc.	1,717
163		U.S. Bancorp	4,389
746		Wells Fargo & Co.	23,114
59		Zions Bancorp	1,439

			40,056

		Consumer Finance — 0.9%
118		Capital One Financial Corp.	5,028

		Diversified Financial Services — 5.6%
874		Bank of America Corp.	11,660
3,161		Citigroup, Inc. (a)	14,952
303		KKR Financial Holdings LLC	2,814
136		North American Financial Holdings, Inc., Class A (a) (e) (f) (i)	2,272

			31,698

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	33

JPMorgan Large Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — 6.6%
110	ACE Ltd., (Switzerland)	6,829
126	Aflac, Inc.	7,088
48	Berkshire Hathaway, Inc., Class B (a)	3,857
57	Genworth Financial, Inc., Class A (a)	753
179	MetLife, Inc.	7,963
148	Prudential Financial, Inc.	8,711
41	RenaissanceRe Holdings Ltd., (Bermuda)	2,589

		37,790

	Real Estate Investment Trusts (REITs) — 1.4%
134	Annaly Capital Management, Inc.	2,396
10	Camden Property Trust	562
29	Digital Realty Trust, Inc. (c)	1,503
349	Lexington Realty Trust	2,778
41	ProLogis	594

		7,833

	Thrifts & Mortgage Finance — 0.0% (g)
2	New York Community Bancorp, Inc.	47

	Total Financials	152,531

	Health Care — 13.3%
	Biotechnology — 1.9%
90	Biogen Idec, Inc. (a)	6,026
82	Celgene Corp. (a)	4,878

		10,904

	Health Care Equipment & Supplies — 0.6%
72	Covidien plc, (Ireland)	3,304

	Health Care Providers & Services — 2.9%
20	McKesson Corp.	1,405
236	UnitedHealth Group, Inc.	8,514
117	WellPoint, Inc. (a)	6,664

		16,583

	Life Sciences Tools & Services — 0.3%
36	Thermo Fisher Scientific, Inc. (a)	1,973

	Pharmaceuticals — 7.6%
171	Abbott Laboratories	8,205
56	Johnson & Johnson	3,444
537	Merck & Co., Inc.	19,365
688	Pfizer, Inc.	12,051

		43,065

	Total Health Care	75,829

	Industrials — 8.3%
	Aerospace & Defense — 1.7%
84	Honeywell International, Inc.	4,442
65	United Technologies Corp.	5,109

		9,551

SHARES		SECURITY DESCRIPTION	VALUE($)

		Industrial Conglomerates — 1.5%
6		3M Co.	526
175		General Electric Co.	3,206
115		Tyco International Ltd., (Switzerland)	4,759

			8,491

		Machinery — 3.0%
48		Deere & Co.	3,984
32		Eaton Corp.	3,263
21		Joy Global, Inc.	1,781
72		Navistar International Corp. (a)	4,153
45		Parker Hannifin Corp.	3,893

			17,074

		Road & Rail — 2.1%
151		Hertz Global Holdings, Inc. (a)	2,181
116		Norfolk Southern Corp.	7,312
29		Union Pacific Corp.	2,655

			12,148

		Trading Companies & Distributors — 0.0% (g)
1		GATX Corp.	22

		Total Industrials	47,286

		Information Technology — 7.2%
		Communications Equipment — 1.3%
375		Cisco Systems, Inc. (a)	7,596

		Computers & Peripherals — 1.1%
142		Hewlett-Packard Co.	5,995

		Electronic Equipment, Instruments & Components — 0.4%
118		Corning, Inc.	2,280

		IT Services — 0.3%
7		MasterCard, Inc., Class A	1,553

		Semiconductors & Semiconductor Equipment — 1.6%
28		Broadcom Corp., Class A	1,204
164		Intersil Corp., Class A	2,507
61		Marvell Technology Group Ltd., (Bermuda) (a)	1,137
40		Novellus Systems, Inc. (a)	1,294
100		Xilinx, Inc.	2,891

			9,033

		Software — 2.5%
517		Microsoft Corp.	14,426

		Total Information Technology	40,883

		Materials — 3.9%
		Chemicals — 2.9%
177		Dow Chemical Co. (The)	6,030
210		E.l. du Pont de Nemours & Co.	10,468
–	(h)	PPG Industries, Inc.	32

			16,530

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Metals & Mining — 1.0%
45	Freeport-McMoRan Copper & Gold, Inc.	5,426

	Total Materials	21,956

	Telecommunication Services — 4.2%
	Diversified Telecommunication Services — 3.3%
122	AT&T, Inc.	3,587
423	Verizon Communications, Inc.	15,130

		18,717

	Wireless Telecommunication Services — 0.9%
1,268	Sprint Nextel Corp. (a)	5,363

	Total Telecommunication Services	24,080

	Utilities — 3.7%
	Electric Utilities — 1.6%
4	Edison International	144
100	NextEra Energy, Inc.	5,177
270	NV Energy, Inc.	3,790

		9,111

	Multi-Utilities — 1.5%
52	PG&E Corp.	2,467
91	SCANA Corp. (c)	3,694
43	Sempra Energy	2,236

		8,397

	Water Utilities — 0.6%
135	American Water Works Co., Inc.	3,421

	Total Utilities	20,929

	Total Common Stocks (Cost $436,840)	563,551

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.0%
	Investment Company — 1.0%
5,889	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $5,889)	5,889

Investment of Cash Collateral for Securities on Loan — 0.9%
	Investment Company — 0.9%
5,035	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $5,035)	5,035

	Total Investments — 100.8% (Cost $447,764)	574,475

	Liabilities in Excess of Other Assets — (0.8)%	(4,901)

	NET ASSETS — 100.0%	$569,574

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	35

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
	Consumer Discretionary — 13.4%
	Auto Components — 1.5%
90	BorgWarner, Inc. (a)	6,489
1,328	Johnson Controls, Inc.	50,746

		57,235

	Automobiles — 0.8%
868	General Motors Co. (a)	31,977

	Hotels, Restaurants & Leisure — 2.1%
561	Carnival Corp.	25,846
77	Darden Restaurants, Inc.	3,563
339	International Game Technology	6,005
131	McDonald’s Corp.	10,043
76	Royal Caribbean Cruises Ltd. (a)	3,593
75	Starwood Hotels & Resorts Worldwide, Inc. (c)	4,580
38	Wynn Resorts Ltd.	3,925
406	Yum! Brands, Inc.	19,936

		77,491

	Household Durables — 0.2%
209	Lennar Corp., Class A (c)	3,920
7	NVR, Inc. (a) (c)	5,071

		8,991

	Internet & Catalog Retail — 1.8%
311	Amazon.com, Inc. (a)	56,002
88	Expedia, Inc.	2,214
13	NetFlix, Inc. (a) (c)	2,284
16	priceline.com, Inc. (a)	6,473

		66,973

	Media — 4.0%
356	CBS Corp. (Non-Voting), Class B	6,786
520	Comcast Corp., Class A	11,432
337	DIRECTV, Class A (a)	13,461
49	Discovery Communications, Inc., Class A (a) (c)	2,048
621	Gannett Co., Inc. (c)	9,369
38	Time Warner Cable, Inc.	2,534
2,122	Time Warner, Inc.	68,271
968	Walt Disney Co. (The)	36,324

		150,225

	Multiline Retail — 0.8%
116	Dollar Tree, Inc. (a)	6,500
76	Family Dollar Stores, Inc.	3,773
246	Kohl’s Corp. (a)	13,390
43	Nordstrom, Inc.	1,809
80	Target Corp.	4,792

		30,264

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — 1.9%
7	Advance Auto Parts, Inc.	462
39	AutoZone, Inc. (a) (c)	10,533
171	GameStop Corp., Class A (a) (c)	3,914
933	Lowe’s Cos., Inc.	23,409
134	O’Reilly Automotive, Inc. (a)	8,084
1,058	Staples, Inc.	24,098
27	Urban Outfitters, Inc. (a)	978

		71,478

	Textiles, Apparel & Luxury Goods — 0.3%
136	Coach, Inc.	7,541
32	Fossil, Inc. (a)	2,259
6	NIKE, Inc., Class B	520

		10,320

	Total Consumer Discretionary	504,954

	Consumer Staples — 8.3%
	Beverages — 2.2%
837	Coca-Cola Co. (The)	55,027
446	PepsiCo, Inc.	29,152

		84,179

	Food & Staples Retailing — 1.8%
637	CVS Caremark Corp.	22,143
556	Kroger Co. (The)	12,421
725	Sysco Corp.	21,317
69	Walgreen Co.	2,675
190	Wal-Mart Stores, Inc.	10,232

		68,788

	Food Products — 1.2%
356	Campbell Soup Co. (c)	12,361
611	General Mills, Inc.	21,754
224	Kellogg Co.	11,435

		45,550

	Household Products — 2.6%
181	Colgate-Palmolive Co.	14,584
1,260	Procter & Gamble Co. (The)	81,038

		95,622

	Personal Products — 0.1%
52	Estee Lauder Cos., Inc. (The), Class A	4,209

	Tobacco — 0.4%
254	Philip Morris International, Inc.	14,881

	Total Consumer Staples	313,229

	Energy — 12.1%
	Energy Equipment & Services — 1.8%
313	Baker Hughes, Inc.	17,903
194	Cameron International Corp. (a)	9,826

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Energy Equipment & Services — Continued
148	Halliburton Co.	6,036
44	National Oilwell Varco, Inc.	2,957
60	Rowan Cos., Inc. (a)	2,082
353	Schlumberger Ltd.	29,465

		68,269

	Oil, Gas & Consumable Fuels — 10.3%
90	Anadarko Petroleum Corp.	6,835
407	Apache Corp.	48,516
838	Chevron Corp.	76,500
59	Concho Resources, Inc. (a)	5,173
262	ConocoPhillips	17,845
340	Devon Energy Corp.	26,656
352	EOG Resources, Inc.	32,202
1,268	Exxon Mobil Corp.	92,742
151	Noble Energy, Inc.	13,014
667	Occidental Petroleum Corp.	65,388
14	Whiting Petroleum Corp. (a)	1,675
47	Williams Cos., Inc. (The)	1,174

		387,720

	Total Energy	455,989

	Financials — 14.0%
	Capital Markets — 3.4%
367	Goldman Sachs Group, Inc. (The)	61,692
428	Invesco Ltd.	10,303
1,003	Morgan Stanley	27,300
381	State Street Corp.	17,637
54	T. Rowe Price Group, Inc.	3,479
458	TD AMERITRADE Holding Corp.	8,694

		129,105

	Commercial Banks — 3.4%
525	BB&T Corp. (c)	13,797
168	Comerica, Inc.	7,076
1,170	Huntington Bancshares, Inc.	8,037
944	Regions Financial Corp.	6,609
90	SVB Financial Group (a) (c)	4,773
489	U.S. Bancorp	13,187
2,206	Wells Fargo & Co.	68,363
179	Zions Bancorp	4,334

		126,176

	Consumer Finance — 0.5%
340	American Express Co.	14,597
108	Capital One Financial Corp.	4,584

		19,181

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Financial Services — 3.2%
4,145	Bank of America Corp.	55,291
12,184	Citigroup, Inc. (a)	57,628
24	CME Group, Inc.	7,829
168	KKR Financial Holdings LLC	1,564

		122,312

	Insurance — 3.0%
335	ACE Ltd., (Switzerland)	20,837
228	Aflac, Inc.	12,882
98	Berkshire Hathaway, Inc., Class B (a)	7,871
589	MetLife, Inc.	26,165
434	Prudential Financial, Inc.	25,453
176	RenaissanceRe Holdings Ltd., (Bermuda)	11,240
399	XL Group plc, (Ireland)	8,715

		113,163

	Real Estate Investment Trusts (REITs) — 0.5%
146	Annaly Capital Management, Inc. (c)	2,616
310	HCP, Inc.	11,417
153	Lexington Realty Trust	1,220
23	ProLogis	329
14	Simon Property Group, Inc.	1,353

		16,935

	Total Financials	526,872

	Health Care — 10.5%
	Biotechnology — 2.0%
147	Alexion Pharmaceuticals, Inc. (a) (c)	11,880
391	Biogen Idec, Inc. (a)	26,196
625	Celgene Corp. (a)	36,959
54	Dendreon Corp. (a)	1,868

		76,903

	Health Care Equipment & Supplies — 1.1%
76	Baxter International, Inc.	3,842
250	Boston Scientific Corp. (a)	1,896
35	C.R. Bard, Inc.	3,196
518	Covidien plc, (Ireland)	23,664
76	Edwards Lifesciences Corp. (a)	6,168
4	Intuitive Surgical, Inc. (a)	1,052

		39,818

	Health Care Providers & Services — 2.3%
71	Aetna, Inc.	2,168
445	Cardinal Health, Inc.	17,041
79	DaVita, Inc. (a)	5,461
217	Express Scripts, Inc. (a)	11,734
58	Humana, Inc. (a)	3,200
105	McKesson Corp.	7,391

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	37

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Health Care Providers & Services — Continued
102	Medco Health Solutions, Inc. (a)	6,257
535	UnitedHealth Group, Inc.	19,315
247	WellPoint, Inc. (a)	14,062

		86,629

	Life Sciences Tools & Services — 0.2%
70	Illumina, Inc. (a)	4,419
69	Thermo Fisher Scientific, Inc. (a)	3,815

		8,234

	Pharmaceuticals — 4.9%
1,280	Abbott Laboratories	61,318
84	Allergan, Inc.	5,734
48	Johnson & Johnson	2,948
1,919	Merck & Co., Inc.	69,161
64	Novo Nordisk A/S, (Denmark), ADR	7,170
2,197	Pfizer, Inc.	38,476
14	Teva Pharmaceutical Industries Ltd., (Israel), ADR	718

		185,525

	Total Health Care	397,109

	Industrials — 9.4%
	Aerospace & Defense — 3.2%
76	Goodrich Corp.	6,720
884	Honeywell International, Inc.	46,999
39	Precision Castparts Corp.	5,443
794	United Technologies Corp. (c)	62,519

		121,681

	Air Freight & Logistics — 0.1%
53	C.H. Robinson Worldwide, Inc.	4,242

	Industrial Conglomerates — 2.0%
324	3M Co.	27,925
1,324	General Electric Co.	24,211
73	Textron, Inc. (c)	1,714
486	Tyco International Ltd., (Switzerland)	20,138

		73,988

	Machinery — 1.9%
78	Cummins, Inc.	8,537
31	Deere & Co.	2,587
21	Eaton Corp.	2,176
61	Joy Global, Inc.	5,281
41	Navistar International Corp. (a)	2,347
723	PACCAR, Inc.	41,531
106	Parker Hannifin Corp.	9,126

		71,585

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — 2.0%
261	CSX Corp.	16,835
82	Hertz Global Holdings, Inc. (a)	1,194
552	Norfolk Southern Corp.	34,687
261	Union Pacific Corp.	24,149

		76,865

	Trading Companies & Distributors — 0.2%
55	W.W. Grainger, Inc. (c)	7,596

	Total Industrials	355,957

	Information Technology — 19.4%
	Communications Equipment — 3.7%
3,627	Cisco Systems, Inc. (a)	73,379
43	F5 Networks, Inc. (a)	5,532
634	Juniper Networks, Inc. (a) (c)	23,395
750	QUALCOMM, Inc.	37,115

		139,421

	Computers & Peripherals — 5.3%
425	Apple, Inc. (a)	137,109
822	EMC Corp. (a)	18,830
677	Hewlett-Packard Co.	28,491
136	NetApp, Inc. (a) (c)	7,480
208	SanDisk Corp. (a)	10,352

		202,262

	Electronic Equipment, Instruments & Components — 0.5%
122	Amphenol Corp., Class A	6,455
315	Corning, Inc.	6,076
70	Dolby Laboratories, Inc., Class A (a) (c)	4,696

		17,227

	Internet Software & Services — 0.7%
36	Baidu, Inc., (China), ADR (a)	3,486
37	Google, Inc., Class A (a)	21,746

		25,232

	IT Services — 2.7%
525	Cognizant Technology Solutions Corp., Class A (a)	38,474
368	Genpact Ltd., (Bermuda) (a)	5,597
67	Global Payments, Inc.	3,081
277	International Business Machines Corp.	40,629
61	MasterCard, Inc., Class A	13,679
33	Visa, Inc., Class A	2,325

		103,785

	Semiconductors & Semiconductor Equipment — 2.0%
206	Analog Devices, Inc.	7,745
218	Applied Materials, Inc.	3,057

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — Continued
152	ARM Holdings plc, (United Kingdom), ADR	3,150
255	Broadcom Corp., Class A	11,087
456	Intersil Corp., Class A (c)	6,965
146	Lam Research Corp. (a)	7,570
261	Marvell Technology Group Ltd., (Bermuda) (a)	4,834
160	Novellus Systems, Inc. (a)	5,160
366	NVIDIA Corp. (a)	5,629
670	Xilinx, Inc.	19,413

		74,610

	Software — 4.5%
294	Adobe Systems, Inc. (a)	9,040
82	Citrix Systems, Inc. (a)	5,615
32	FactSet Research Systems, Inc.	3,038
3,204	Microsoft Corp.	89,450
1,567	Oracle Corp.	49,041
104	Red Hat, Inc. (a)	4,748
50	Salesforce.com, Inc. (a)	6,613
38	VMware, Inc., Class A (a) (c)	3,387

		170,932

	Total Information Technology	733,469

	Materials — 4.6%
	Chemicals — 2.8%
1,017	Dow Chemical Co. (The)	34,703
1,208	E.l. du Pont de Nemours & Co.	60,278
51	Georgia Gulf Corp. (a)	1,215
37	PPG Industries, Inc.	3,110
42	Praxair, Inc.	3,991
42	Sherwin-Williams Co. (The)	3,526

		106,823

	Metals & Mining — 1.8%
323	Alcoa, Inc.	4,976
491	Freeport-McMoRan Copper & Gold, Inc.	58,923
111	Vale S.A., (Brazil), ADR (c)	3,834

		67,733

	Total Materials	174,556

	Telecommunication Services — 3.2%
	Diversified Telecommunication Services — 2.3%
828	AT&T, Inc.	24,319
691	Frontier Communications Corp.	6,723
1,622	Verizon Communications, Inc.	58,027

		89,069

SHARES	SECURITY DESCRIPTION	VALUE($)

	Wireless Telecommunication Services — 0.9%
128	American Tower Corp., Class A (a)	6,626
6,291	Sprint Nextel Corp. (a) (c)	26,612

		33,238

	Total Telecommunication Services	122,307

	Utilities — 3.0%
	Electric Utilities — 1.7%
227	American Electric Power Co., Inc.	8,169
293	Edison International	11,308
407	NextEra Energy, Inc.	21,136
856	NV Energy, Inc.	12,033
327	Southern Co.	12,510

		65,156

	Multi-Utilities — 1.0%
258	PG&E Corp.	12,324
285	Public Service Enterprise Group, Inc.	9,065
100	SCANA Corp. (c)	4,079
226	Sempra Energy	11,846
53	Xcel Energy, Inc.	1,259

		38,573

	Water Utilities — 0.3%
416	American Water Works Co., Inc.	10,514

	Total Utilities	114,243

	Total Common Stocks (Cost $2,887,957)	3,698,685

Preferred Stock — 0.1%
	Consumer Staples — 0.1%
	Beverages — 0.1%
117	Cia de Bebidas das Americas, (Brazil), ADR (Cost $2,879)	3,630

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
8,770	U.S. Treasury Note, 1.125%, 06/30/11 (k) (Cost $8,804)	8,810

SHARES
Short-Term Investment — 1.3%
	Investment Company — 1.3%
50,761	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $50,761)	50,761

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	39

JPMorgan U.S. Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)
Investment of Cash Collateral for Securities on Loan — 2.2%
	Investment Company — 2.2%
81,196	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $81,196)	81,196

	Total Investments — 101.7% (Cost $3,031,597)	3,843,082
	Liabilities in Excess of Other Assets — (1.7)%	(64,254)

	NET ASSETS — 100.0%	$3,778,828

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
926	E-mini S&P 500	03/18/11	$58,014	$287

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

J.P. Morgan Large Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

ADR	— American Depositary Receipt
(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	Large Cap Value Fund	$2,272	0.4%

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	41

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	Disciplined Equity Fund		Dynamic Growth Fund		Equity Income Fund	Growth and Income Fund
ASSETS:
Investments in non-affiliates, at value	$550,286		$3,942		$242,850	$312,008
Investments in affiliates, at value	17,310		183		24,098	14,492

Total investment securities, at value	567,596		4,125		266,948	326,500
Cash	5		—		11	14
Receivables:
Investment securities sold	61		—		51	58
Fund shares sold	76		—		65,487	121
Interest and dividends	570		1		410	388
Securities lending income	1		—		1	1
Due from Advisor	—		6		—	—
Prepaid expenses and other assets	—		—		1	1

Total Assets	568,309		4,132		332,909	327,083

LIABILITIES:
Payables:
Dividends	—		—		365	—
Investment securities purchased	5,427		—		304	—
Collateral for securities lending program	6,704		—		15,605	7,470
Fund shares redeemed	947		—		457	152
Variation margin on futures contracts	9		—		—	—
Accrued liabilities:
Investment advisory fees	111		—		59	106
Administration fees	25		—		20	26
Shareholder servicing fees	33		1		51	67
Distribution fees	—	(a)	—	(a)	32	70
Custodian and accounting fees	21		11		13	16
Trustees’ and Chief Compliance Officer’s fees	—	(a)	—	(a)	—	—
Transfer agent fees	17		13		73	82
Audit fees	28		21		17	23
Other	21		2		32	46

Total Liabilities	13,343		48		17,028	8,058

Net Assets	$554,966		$4,084		$315,881	$319,025

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Disciplined Equity Fund	Dynamic Growth Fund	Equity Income Fund	Growth and Income Fund
NET ASSETS:
Paid in capital	$514,767	$4,015	$253,367	$343,293
Accumulated undistributed (distributions in excess of) net investment income	36	(6)	(291)	233
Accumulated net realized gains (losses)	(52,756)	(891)	(3,991)	(100,323)
Net unrealized appreciation (depreciation)	92,919	966	66,796	75,822

Total Net Assets	$554,966	$4,084	$315,881	$319,025

Net Assets:
Class A	$1,993	$99	$171,653	$306,976
Class B	—	—	6,655	5,182
Class C	—	97	11,449	3,257
Class R5	—	25	—	—
Class R6	427,863	—	—	—
Institutional Class	113,751	—	—	—
Select Class	11,359	3,863	126,124	3,610

Total	$554,966	$4,084	$315,881	$319,025

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	124	7	19,481	11,378
Class B	—	—	760	196
Class C	—	7	1,310	130
Class R5	—	2	—	—
Class R6	26,613	—	—	—
Institutional Class	7,075	—	—	—
Select Class	705	259	14,145	129

Net Asset Value:
Class A — Redemption price per share	$16.06	$14.83	$8.81	$26.98
Class B — Offering price per share (b)	—	—	8.76	26.37
Class C — Offering price per share (b)	—	14.60	8.74	25.11
Class R5 — Offering and redemption price per share	—	15.03	—	—
Class R6 — Offering and redemption price per share	16.08	—	—	—
Institutional Class — Offering and redemption price per share	16.08	—	—	—
Select Class — Offering and redemption price per share	16.11	14.94	8.92	28.05
Class A maximum sales charge	5.25%	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.95	$15.65	$9.30	$28.47

Cost of investments in non-affiliates	$457,405	$2,976	$176,054	$236,186
Cost of investments in affiliates	17,310	183	24,098	14,492
Value of securities on loan	6,576	—	15,224	7,300

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	43

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Large Cap Growth Fund	Large Cap Value Fund		U.S. Equity Fund
ASSETS:
Investments in non-affiliates, at value	$616,926	$563,551		$3,711,125
Investments in affiliates, at value	36,059	10,924		131,957

Total investment securities, at value	652,985	574,475		3,843,082
Cash	—	1		11
Receivables:
Investment securities sold	—	—		87
Fund shares sold	14,969	17		23,522
Interest and dividends	223	814		3,624
Securities lending income	1	—	(a)	5
Other assets	773	288		—

Total Assets	668,951	575,595		3,870,331

LIABILITIES:
Payables:
Investment securities purchased	622	304		3,328
Collateral for securities lending program	3,633	5,035		81,196
Fund shares redeemed	1,090	155		4,447
Variation margin on futures contracts	—	—		50
Accrued liabilities:
Investment advisory fees	243	178		1,199
Administration fees	36	47		294
Shareholder servicing fees	109	111		624
Distribution fees	73	9		94
Custodian and accounting fees	17	21		98
Trustees’ and Chief Compliance Officer’s fees	—	4		—
Transfer agent fees	422	88		20
Other	113	69		153

Total Liabilities	6,358	6,021		91,503

Net Assets	$662,593	$569,574		$3,778,828

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Large Cap Growth Fund	Large Cap Value Fund	U.S. Equity Fund
NET ASSETS:
Paid in capital	$742,211	$608,169	$3,177,995
Accumulated undistributed (distributions in excess of) net investment income	(27)	226	9,613
Accumulated net realized gains (losses)	(322,232)	(165,532)	(220,552)
Net unrealized appreciation (depreciation)	242,641	126,711	811,772

Total Net Assets	$662,593	$569,574	$3,778,828

Net Assets:
Class A	$233,911	$25,665	$304,488
Class B	22,528	2,947	8,003
Class C	16,353	3,366	41,132
Class R2	88	120	2,693
Class R5	25,572	40,956	161,651
Class R6	53	54	269,995
Institutional Class	—	—	514,148
Select Class	364,088	496,466	2,476,718

Total	$662,593	$569,574	$3,778,828

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	11,156	2,314	29,714
Class B	1,203	270	792
Class C	881	310	4,081
Class R2	4	11	263
Class R5	1,222	3,727	15,756
Class R6	3	5	26,305
Institutional Class	—	—	50,126
Select Class	17,436	45,334	241,755

Net Asset Value:
Class A — Redemption price per share	$20.97	$11.09	$10.25
Class B — Offering price per share (b)	18.72	10.93	10.11
Class C — Offering price per share (b)	18.57	10.87	10.08
Class R2 — Offering and redemption price per share	20.86	11.06	10.22
Class R5 — Offering and redemption price per share	20.94	10.99	10.26
Class R6 — Offering and redemption price per share	20.94	10.99	10.26
Institutional Class — Offering and redemption price per share	—	—	10.26
Select Class — Offering and redemption price per share	20.88	10.95	10.24
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$22.13	$11.70	$10.82

Cost of investments in non-affiliates	$374,285	$436,840	$2,899,640
Cost of investments in affiliates	36,059	10,924	131,957
Value of securities on loan	3,479	4,911	79,151

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	45

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund		Equity Income Fund		Growth and Income Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$1		$—		$—		$—
Dividend income from non-affiliates	3,839		9		3,661		3,463
Dividend income from affiliates	5		—	(a)	4		3
Income from securities lending (net)	9		—		16		20
Other income	66		—		—		69

Total investment income	3,920		9		3,681		3,555

EXPENSES:
Investment advisory fees	474		9		423		598
Administration fees	173		1		97		137
Distribution fees:
Class A	2		—	(a)	114		361
Class B	—		—		25		19
Class C	—		—	(a)	26		11
Shareholder servicing fees:
Class A	2		—	(a)	114		361
Class B	—		—		8		6
Class C	—		—	(a)	9		4
Class R5	—		—	(a)	—		—
Institutional Class	155		—		—		—
Select Class	11		3		133		3
Custodian and accounting fees	37		16		19		18
Professional fees	33		26		25		26
Trustees’ and Chief Compliance Officer’s fees	2		—	(a)	1		5
Printing and mailing costs	11		3		23		24
Registration and filing fees	25		1		26		23
Transfer agent fees	21		3		81		195
Other	6		3		5		7

Total expenses	952		65		1,129		1,798

Less amounts waived	(125)		(11)		(116)		(6)
Less earnings credits	—	(a)	—	(a)	—	(a)	—	(a)
Less expense reimbursements	—		(39)		—		—

Net expenses	827		15		1,013		1,792

Net investment income (loss)	3,093		(6)		2,668		1,763

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	9,175		18		5,046		1,860
Futures	627		—		—		—

Net realized gain (loss)	9,802		18		5,046		1,860

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	66,118		737		35,217		54,296
Futures	99		—		—		—
Securities sold short	1		—		—		—

Change in net unrealized appreciation (depreciation)	66,218		737		35,217		54,296

Net realized/unrealized gains (losses)	76,020		755		40,263		56,156

Change in net assets resulting from operations	$79,113		$749		$42,931		$57,919

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Large Cap Growth Fund		Large Cap Value Fund		U.S. Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$47		$17		$29
Dividend income from non-affiliates	2,837		5,700		29,994
Dividend income from affiliates	13		4		54
Income from securities lending (net)	6		4		77
Other income	138		—		—

Total investment income	3,041		5,725		30,154

EXPENSES:
Investment advisory fees	1,436		1,054		6,410
Administration fees	263		241		1,465
Distribution fees:
Class A	254		30		297
Class B	82		11		31
Class C	36		13		126
Class R2	—	(a)	—	(a)	3
Shareholder servicing fees:
Class A	254		30		297
Class B	27		4		10
Class C	12		4		42
Class R2	—	(a)	—	(a)	1
Class R5	3		8		80
Institutional Class	—		—		241
Select Class	409		580		2,639
Custodian and accounting fees	24		32		128
Interest expense to affiliates	1		—	(a)	—	(a)
Professional fees	24		26		56
Trustees’ and Chief Compliance Officer’s fees	3		1		12
Printing and mailing costs	56		18		119
Registration and filing fees	45		43		112
Transfer agent fees	489		152		550
Other	11		8		23

Total expenses	3,429		2,255		12,642

Less amounts waived	(397)		(95)		(438)
Less earnings credits	—	(a)	—	(a)	—	(a)

Net expenses	3,032		2,160		12,204

Net investment income (loss)	9		3,565		17,950

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	22,119		8,273		30,654
Futures	—		—		13,837

Net realized gain (loss)	22,119		8,273		44,491

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	135,003		92,278		606,682
Futures	—		—		5,882

Change in net unrealized appreciation (depreciation)	135,003		92,278		612,564

Net realized/unrealized gains (losses)	157,122		100,551		657,055

Change in net assets resulting from operations	$157,131		$104,116		$675,005

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Disciplined Equity Fund		Dynamic Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,093	$3,874	$(6)	$(9)
Net realized gain (loss)	9,802	25,654	18	14
Change in net unrealized appreciation (depreciation)	66,218	(4,027)	737	306

Change in net assets resulting from operations	79,113	25,501	749	311

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(9)	(17)	—	—
Class R6 (a)
From net investment income	(315)	(638)	—	—
Institutional Class
From net investment income	(2,741)	(3,039)	—	—
Select Class
From net investment income	(58)	(160)	—	—

Total distributions to shareholders	(3,123)	(3,854)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	238,440	(571)	1,034	—

NET ASSETS:
Change in net assets	314,430	21,076	1,783	311
Beginning of period	240,536	219,460	2,301	1,990

End of period	$554,966	$240,536	$4,084	$2,301

Accumulated undistributed (distributions in excess of) net investment income	$36	$66	$(6)	$—	(b)

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,668	$4,209	$1,763	$4,439
Net realized gain (loss)	5,046	7,495	1,860	2,714
Change in net unrealized appreciation (depreciation)	35,217	14,011	54,296	36,774

Change in net assets resulting from operations	42,931	25,715	57,919	43,927

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,134)	(1,786)	(1,419)	(4,170)
Class B
From net investment income	(63)	(134)	(12)	(59)
Class C
From net investment income	(79)	(88)	(9)	(29)
Select Class
From net investment income	(1,462)	(2,100)	(13)	(27)

Total distributions to shareholders	(2,738)	(4,108)	(1,453)	(4,285)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	95,184	2,769	(13,430)	(27,120)

NET ASSETS:
Change in net assets	135,377	24,376	43,036	12,522
Beginning of period	180,504	156,128	275,989	263,467

End of period	$315,881	$180,504	$319,025	$275,989

Accumulated undistributed (distributions in excess of) net investment income	$(291)	$(221)	$233	$(77)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	49

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$9	$(836)	$3,565	$5,492
Net realized gain (loss)	22,119	43,498	8,273	35,181
Change in net unrealized appreciation (depreciation)	135,003	59,409	92,278	9,238

Change in net assets resulting from operations	157,131	102,071	104,116	49,911

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	—	—	(130)	(159)
Class B
From net investment income	—	—	(9)	(10)
Class C
From net investment income	—	—	(10)	(11)
Class R2
From net investment income	—	—	(1)	— (a)
Class R5
From net investment income	—	—	(290)	(123)
Class R6 (b)
From net investment income	—	—	— (a)	—
Select Class
From net investment income	—	—	(3,029)	(3,782)

Total distributions to shareholders	—	—	(3,469)	(4,085)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(7,533)	(117,359)	11,655	33,835

NET ASSETS:
Change in net assets	149,598	(15,288)	112,302	79,661
Beginning of period	512,995	528,283	457,272	377,611

End of period	$662,593	$512,995	$569,574	$457,272

Accumulated undistributed (distributions in excess of) net investment income	$(27)	$(36)	$226	$130

(a)	Amount rounds to less than $1,000.
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	U.S. Equity Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$17,950	$23,894
Net realized gain (loss)	44,491	124,951
Change in net unrealized appreciation (depreciation)	612,564	5,015

Change in net assets resulting from operations	675,005	153,860

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(428)	(1,351)
Class B
From net investment income	(6)	(25)
Class C
From net investment income	(30)	(83)
Class R2
From net investment income	(2)	(2)
Class R5
From net investment income	(1,152)	(1,277)
Class R6 (a)
From net investment income	— (b)	—
Institutional Class
From net investment income	(1,583)	(4,150)
Select Class
From net investment income	(5,349)	(16,699)

Total distributions to shareholders	(8,550)	(23,587)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	498,182	958,802

NET ASSETS:
Change in net assets	1,164,637	1,089,075
Beginning of period	2,614,191	1,525,116

End of period	$3,778,828	$2,614,191

Accumulated undistributed (distributions in excess of) net investment income	$9,613	$213

(a)	Commencement of offering of class of shares effective November 30, 2010.
(b)	Amount rounds to less than $1,000

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	51

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Disciplined Equity Fund			Dynamic Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)		Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$411		$429	$—	$—
Dividends and distributions reinvested	8		15	—	—
Cost of shares redeemed	(187)		(96)	—	—

Change in net assets from Class A capital transactions	$232		$348	$—	$—

Class R6 (a)
Proceeds from shares issued	$384,668	(b)	$3,115	$—	$—
Dividends and distributions reinvested	315		493	—	—
Cost of shares redeemed	(1,041)		(54,178)	—	—

Change in net assets from Class R6 capital transactions	$383,942		$(50,570)	$—	$—

Institutional Class
Proceeds from shares issued	$243,059		$96,299	$—	$—
Dividends and distributions reinvested	2,738		2,945	—	—
Cost of shares redeemed	(392,015	)(b)	(46,438)	—	—

Change in net assets from Institutional Class capital transactions	$(146,218)		$52,806	$—	$—

Select Class
Proceeds from shares issued	$2,159		$391	$1,034	$—
Dividends and distributions reinvested	34		92	—	—
Cost of shares redeemed	(1,709)		(3,638)	—	—

Change in net assets from Select Class capital transactions	$484		$(3,155)	$1,034	$—

Total change in net assets from capital transactions	$238,440		$(571)	$1,034	$—

SHARE TRANSACTIONS:
Class A
Issued	28		31	—	—
Reinvested	—	(c)	1	—	—
Redeemed	(13)		(7)	—	—

Change in Class A Shares	15		25	—	—

Class R6 (a)
Issued	23,927	(b)	222	—	—
Reinvested	21		36	—	—
Redeemed	(75)		(4,773)	—	—

Change in Class R6 Shares	23,873		(4,515)	—	—

Institutional Class
Issued	16,467		7,113	—	—
Reinvested	177		214	—	—
Redeemed	(24,414	)(b)	(3,276)	—	—

Change in Institutional Class Shares	(7,770)		4,051	—	—

Select Class
Issued	135		29	74	—
Reinvested	2		6	—	—
Redeemed	(117)		(261)	—	—

Change in Select Class Shares	20		(226)	74	—

(a)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.
(b)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 23,446,000 Institutional Shares for 23,446,000 Class R6 Shares. This exchange amounted to approximately $377,010,000.
(c)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Equity Income Fund		Growth and Income Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$86,178	$19,526	$3,900	$7,546
Dividends and distributions reinvested	1,016	1,646	1,328	3,917
Cost of shares redeemed	(12,172)	(17,326)	(19,432)	(36,624)

Change in net assets from Class A capital transactions	$75,022	$3,846	$(14,204)	$(25,161)

Class B
Proceeds from shares issued	$245	$1,546	$58	$190
Dividends and distributions reinvested	58	123	12	57
Cost of shares redeemed	(1,476)	(4,090)	(803)	(2,236)

Change in net assets from Class B capital transactions	$(1,173)	$(2,421)	$(733)	$(1,989)

Class C
Proceeds from shares issued	$6,192	$2,940	$373	$1,132
Dividends and distributions reinvested	68	78	7	32
Cost of shares redeemed	(1,645)	(1,835)	(471)	(647)

Change in net assets from Class C capital transactions	$4,615	$1,183	$(91)	$517

Select Class
Proceeds from shares issued	$32,655	$45,511	$1,793	$382
Dividends and distributions reinvested	196	237	10	22
Cost of shares redeemed	(16,131)	(45,587)	(205)	(891)

Change in net assets from Select Class capital transactions	$16,720	$161	$1,598	$(487)

Total change in net assets from capital transactions	$95,184	$2,769	$(13,430)	$(27,120)

SHARE TRANSACTIONS:
Class A
Issued	9,941	2,583	156	319
Reinvested	125	221	52	166
Redeemed	(1,498)	(2,311)	(783)	(1,562)

Change in Class A Shares	8,568	493	(575)	(1,077)

Class B
Issued	30	208	2	9
Reinvested	7	17	1	2
Redeemed	(186)	(558)	(34)	(98)

Change in Class B Shares	(149)	(333)	(31)	(87)

Class C
Issued	740	391	16	52
Reinvested	8	10	— (a)	2
Redeemed	(208)	(247)	(21)	(31)

Change in Class C Shares	540	154	(5)	23

Select Class
Issued	3,942	5,981	65	16
Reinvested	24	32	1	1
Redeemed	(1,959)	(6,079)	(8)	(40)

Change in Select Class Shares	2,007	(66)	58	(23)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$22,876	$18,889	$2,695	$5,567
Dividends and distributions reinvested	—	—	111	136
Cost of shares redeemed	(18,943)	(33,981)	(3,981)	(6,673)

Change in net assets from Class A capital transactions	$3,933	$(15,092)	$(1,175)	$(970)

Class B
Proceeds from shares issued	$212	$1,197	$56	$140
Dividends and distributions reinvested	—	—	8	9
Cost of shares redeemed	(4,506)	(11,508)	(571)	(1,705)

Change in net assets from Class B capital transactions	$(4,294)	$(10,311)	$(507)	$(1,556)

Class C
Proceeds from shares issued	$8,555	$2,033	$280	$2,779
Dividends and distributions reinvested	—	—	8	9
Cost of shares redeemed	(1,253)	(2,630)	(1,033)	(870)

Change in net assets from Class C capital transactions	$7,302	$(597)	$(745)	$1,918

Class R2
Proceeds from shares issued	$10	$— (a)	$52	$—
Dividends and distributions reinvested	—	—	1	— (a)
Cost of shares redeemed	—	—	(10)	—

Change in net assets from Class R2 capital transactions	$10	$— (a)	$43	$— (a)

Class R5
Proceeds from shares issued	$12,688	$14,481	$28,407	$14,474
Dividends and distributions reinvested	—	—	290	1
Cost of shares redeemed	(1,105)	(4,371)	(3,679)	(4,168)

Change in net assets from Class R5 capital transactions	$11,583	$10,110	$25,018	$10,307

Class R6 (b)
Proceeds from shares issued	$50	$—	$50	$—
Dividends and distributions reinvested	—	—	— (a)	—

Change in net assets from Class R6 capital transactions	$50	$—	$50	$—

Select Class
Proceeds from shares issued	$33,098	$67,287	$24,799	$91,166
Dividends and distributions reinvested	—	—	38	32
Cost of shares redeemed	(59,215)	(168,756)	(35,866)	(67,062)

Change in net assets from Select Class capital transactions	$(26,117)	$(101,469)	$(11,029)	$24,136

Total change in net assets from capital transactions	$(7,533)	$(117,359)	$11,655	$33,835

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Large Cap Growth Fund		Large Cap Value Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	1,168	1,138	262	564
Reinvested	—	—	10	14
Redeemed	(1,017)	(2,103)	(392)	(684)

Change in Class A Shares	151	(965)	(120)	(106)

Class B
Issued	11	84	6	15
Reinvested	—	—	1	1
Redeemed	(276)	(776)	(58)	(178)

Change in Class B Shares	(265)	(692)	(51)	(162)

Class C
Issued	488	141	28	281
Reinvested	—	—	1	1
Redeemed	(75)	(175)	(106)	(90)

Change in Class C Shares	413	(34)	(77)	192

Class R2
Issued	— (a)	—	6	—
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(1)	—

Change in Class R2 Shares	— (a)	—	5	— (a)

Class R5
Issued	608	933	2,970	1,510
Reinvested	—	—	28	— (a)
Redeemed	(58)	(265)	(366)	(422)

Change in Class R5 Shares	550	668	2,632	1,088

Class R6 (b)
Issued	3	—	5	—
Reinvested	—	—	— (a)	—

Change in Class R6 Shares	3	—	5	—

Select Class
Issued	1,629	4,156	2,502	9,308
Reinvested	—	—	4	3
Redeemed	(3,217)	(10,429)	(3,497)	(6,983)

Change in Select Class Shares	(1,588)	(6,273)	(991)	2,328

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Equity Fund
	Six Months Ended 12/31/2010 (Unaudited)		Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$102,923		$102,954
Dividends and distributions reinvested	388		1,214
Cost of shares redeemed	(32,951)		(31,944)

Change in net assets from Class A capital transactions	$70,360		$72,224

Class B
Proceeds from shares issued	$173		$1,924
Dividends and distributions reinvested	6		24
Cost of shares redeemed	(2,089)		(3,497)

Change in net assets from Class B capital transactions	$(1,910)		$(1,549)

Class C
Proceeds from shares issued	$11,499		$22,500
Dividends and distributions reinvested	26		73
Cost of shares redeemed	(5,113)		(5,195)

Change in net assets from Class C capital transactions	$6,412		$17,378

Class R2
Proceeds from shares issued	$2,182		$562
Dividends and distributions reinvested	2		2
Cost of shares redeemed	(198)		(90)

Change in net assets from Class R2 capital transactions	$1,986		$474

Class R5
Proceeds from shares issued	$171,895		$276,440
Dividends and distributions reinvested	1,120		507
Cost of shares redeemed	(289,183	)(b)	(45,806)

Change in net assets from Class R5 capital transactions	$(116,168)		$231,141

Class R6 (a)
Proceeds from shares issued	$270,135	(b)	$—
Dividends and distributions reinvested	—	(c)	—
Cost of shares redeemed	(7)		—

Change in net assets from Class R6 capital transactions	$270,128		$—

Institutional Class
Proceeds from shares issued	$73,586		$246,813
Subscriptions in-kind (See Note 9)	—		24,024
Dividends and distributions reinvested	891		1,764
Cost of shares redeemed	(102,790)		(119,301)

Change in net assets from Institutional Class capital transactions	$(28,313)		$153,300

Select Class
Proceeds from shares issued	$492,253		$846,933
Dividends and distributions reinvested	747		2,783
Cost of shares redeemed	(197,313)		(363,882)

Change in net assets from Select Class capital transactions	$295,687		$485,834

Total change in net assets from capital transactions	$498,182		$958,802

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	U.S. Equity Fund
	Six Months Ended 12/31/2010 (Unaudited)		Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	10,938		11,710
Reinvested	42		137
Redeemed	(3,532)		(3,602)

Change in Class A Shares	7,448		8,245

Class B
Issued	19		222
Reinvested	1		3
Redeemed	(226)		(405)

Change in Class B Shares	(206)		(180)

Class C
Issued	1,229		2,585
Reinvested	3		8
Redeemed	(555)		(598)

Change in Class C Shares	677		1,995

Class R2
Issued	225		62
Reinvested	—	(c)	— (c)
Redeemed	(21)		(10)

Change in Class R2 Shares	204		52

Class R5
Issued	18,752		30,126
Reinvested	119		61
Redeemed	(28,344	)(b)	(5,039)

Change in Class R5 Shares	(9,473)		25,148

Class R6 (a)
Issued	26,305	(b)	—
Reinvested	—	(c)	—

Change in Class R6 Shares	26,305		—

Institutional Class
Issued	7,944		28,000
Subscriptions in-kind (See Note 9)	—		2,830
Reinvested	95		200
Redeemed	(11,072)		(13,749)

Change in Institutional Class Shares	(3,033)		17,281

Select Class
Issued	52,821		96,102
Reinvested	81		318
Redeemed	(21,067)		(41,494)

Change in Select Class Shares	31,835		54,926

(a)	Commencement of offering of class of shares effective November 30, 2010.
(b)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 25,036,000 Class R5 Shares for 25,036,000 Class R6 Shares. This exchange amounted to approximately $257,117,000.
(c)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees
Disciplined Equity Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$13.07	$0.09	(e)	$2.98		$3.07	$(0.08)	$—
Year Ended June 30, 2010	11.52	0.18	(e)	1.54		1.72	(0.17)	—
Year Ended June 30, 2009	15.44	0.31	(e)(f)	(3.93	)(f)	(3.62)	(0.30)	—
Year Ended June 30, 2008	18.45	0.22	(e)	(3.00)		(2.78)	(0.23)	—
Year Ended June 30, 2007	15.33	0.18	(e)	3.15		3.33	(0.21)	—
January 1, 2006 through June 30, 2006(g)	15.14	0.09	(e)	0.18		0.27	(0.08)	—	(h)
Year Ended December 31, 2005	14.78	0.13	(e)	0.36		0.49	(0.13)	—

Class R6 (i)
Six Months Ended December 31, 2010 (Unaudited)	13.08	0.10	(e)	3.02		3.12	(0.12)	—
Year Ended June 30, 2010	11.52	0.24	(e)	1.56		1.80	(0.24)	—
Year Ended June 30, 2009	15.45	0.37	(e)(f)	(3.94	)(f)	(3.57)	(0.36)	—
Year Ended June 30, 2008	18.47	0.31	(e)	(3.02)		(2.71)	(0.31)	—
Year Ended June 30, 2007	15.33	0.26	(e)	3.17		3.43	(0.29)	—
January 1, 2006 through June 30, 2006 (g)	15.15	0.12	(e)	0.18		0.30	(0.12)	—	(h)
Year Ended December 31, 2005	14.79	0.21	(e)	0.36		0.57	(0.21)	—

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	13.09	0.13	(e)	2.97		3.10	(0.11)	—
Year Ended June 30, 2010	11.52	0.23	(e)	1.57		1.80	(0.23)	—
Year Ended June 30, 2009	15.45	0.32	(e)(f)	(3.90	)(f)	(3.58)	(0.35)	—
Year Ended June 30, 2008	18.47	0.29	(e)	(3.01)		(2.72)	(0.30)	—
Year Ended June 30, 2007	15.33	0.25	(e)	3.16		3.41	(0.27)	—
January 1, 2006 through June 30, 2006 (g)	15.15	0.12	(e)	0.17		0.29	(0.11)	—	(h)
Year Ended December 31, 2005	14.78	0.19	(e)	0.37		0.56	(0.19)	—

Select Class
Six Months Ended December 31, 2010 (Unaudited)	13.11	0.11	(e)	2.99		3.10	(0.10)	—
Year Ended June 30, 2010	11.54	0.21	(e)	1.56		1.77	(0.20)	—
Year Ended June 30, 2009	15.48	0.33	(e)(f)	(3.94	)(f)	(3.61)	(0.33)	—
Year Ended June 30, 2008	18.48	0.26	(e)	(3.00)		(2.74)	(0.26)	—
Year Ended June 30, 2007	15.34	0.22	(e)	3.16		3.38	(0.24)	—
January 1, 2006 through June 30, 2006 (g)	15.16	0.11	(e)	0.17		0.28	(0.10)	—	(h)
Year Ended December 31, 2005	14.80	0.17	(e)	0.36		0.53	(0.17)	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.24, $0.30, $0.26, and $0.27, the net realized and unrealized gains (losses) on investments per share would have been $(3.98), $(3.99), $(3.95), and $(4.00), the total return would have been (24.09)%, (23.75)%, (23.76)%, and (23.97)%, and the net investment income (loss) ratio would have been 2.02%, 2.52%, 2.19% and 2.19% for Class A, Class R6, Institutional Class and Select Class, respectively.
(g)	The Fund changed its fiscal year end from December 31 to June 30.
(h)	Amount rounds to less than $0.01.
(i)	Effective November 30, 2010, Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.06	23.53%		$1,993	0.84%	1.20%		0.91%	84%
13.07	14.88		1,425	0.85	1.27		0.95	169
11.52	(23.29	)(f)	965	0.85	2.59	(f)	0.97	92
15.44	(15.18)		1,487	0.85	1.26		0.92	72
18.45	21.82		1,628	0.85	1.07		0.92	59
15.33	1.78		1,141	0.85	1.14		0.95	34
15.14	3.33		957	0.87	0.87		1.04	44

16.08	23.87		427,863	0.34	1.29		0.41	84
13.08	15.51		35,855	0.35	1.76		0.45	169
11.52	(22.95	)(f)	83,583	0.35	3.09	(f)	0.47	92
15.45	(14.78)		112,725	0.35	1.76		0.42	72
18.47	22.53		135,785	0.35	1.55		0.42	59
15.33	1.95		153,648	0.35	1.62		0.45	34
15.15	3.87		125,344	0.35	1.41		0.43	44

16.08	23.72		113,751	0.44	1.69		0.51	84
13.09	15.49		194,273	0.45	1.68		0.55	169
11.52	(23.03	)(f)	124,398	0.45	2.76	(f)	0.58	92
15.45	(14.88)		73,219	0.45	1.66		0.52	72
18.47	22.40		115,178	0.45	1.47		0.51	59
15.33	1.89		219,916	0.45	1.54		0.54	34
15.15	3.84		310,294	0.45	1.31		0.52	44

16.11	23.66		11,359	0.59	1.45		0.66	84
13.11	15.28		8,983	0.60	1.55		0.70	169
11.54	(23.17	)(f)	10,514	0.60	2.76	(f)	0.72	92
15.48	(14.93)		17,063	0.60	1.45		0.68	72
18.48	22.16		68,341	0.60	1.32		0.66	59
15.34	1.85		254,182	0.60	1.42		0.70	34
15.16	3.61		90,359	0.60	1.17		0.68	44

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	59

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
Dynamic Growth Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$11.44	$(0.05	)(f)	$3.44	$3.39	$—	$14.83
Year Ended June 30, 2010	9.91	(0.07)		1.60	1.53	—	11.44
Year Ended June 30, 2009	14.07	(0.04)		(4.12)	(4.16)	—	9.91
November 30, 2007 (g) through June 30, 2008	15.00	(0.05)		(0.88)	(0.93)	— (h)	14.07

Class C
Six Months Ended December 31, 2010 (Unaudited)	11.29	(0.08	)(f)	3.39	3.31	—	14.60
Year Ended June 30, 2010	9.84	(0.13)		1.58	1.45	—	11.29
Year Ended June 30, 2009	14.04	(0.09)		(4.11)	(4.20)	—	9.84
November 30, 2007 (g) through June 30, 2008	15.00	(0.09)		(0.87)	(0.96)	—	14.04

Class R5
Six Months Ended December 31, 2010 (Unaudited)	11.57	(0.02	)(f)	3.48	3.46	—	15.03
Year Ended June 30, 2010	9.98	(0.02)		1.61	1.59	—	11.57
Year Ended June 30, 2009	14.11	0.01		(4.14)	(4.13)	—	(9.98)
November 30, 2007 (g) through June 30, 2008	15.00	(0.01)		(0.87)	(0.88)	(0.01)	14.11

Select Class
Six Months Ended December 31, 2010 (Unaudited)	11.51	(0.03	)(f)	3.46	3.43	—	14.94
Year Ended June 30, 2010	9.95	(0.04)		1.60	1.56	—	11.51
Year Ended June 30, 2009	14.09	(0.01)		(4.13)	(4.14)	—	9.95
November 30, 2007 (g) through June 30, 2008	15.00	(0.03)		(0.87)	(0.90)	(0.01)	14.09

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)

Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (e)	Portfolio turnover rate (b)

29.63%	$99	1.25%	(0.68)%	4.63%	32%
15.44	76	1.25	(0.61)	5.82	39
(29.57)	66	1.25	(0.37)	7.27	73
(6.17)	94	1.25	(0.60)	7.36	24

29.32	97	1.75	(1.18)	5.13	32
14.74	75	1.75	(1.11)	6.32	39
(29.91)	66	1.75	(0.87)	7.77	73
(6.40)	94	1.75	(1.10)	7.86	24

29.90	25	0.80	(0.23)	4.18	32
15.93	19	0.80	(0.17)	5.37	39
(29.27)	17	0.80	0.07	6.82	73
(5.88)	23	0.80	(0.15)	6.90	24

29.80	3,863	1.00	(0.40)	4.31	32
15.68	2,130	1.00	(0.36)	5.57	39
(29.38)	1,842	1.00	(0.12)	7.02	73
(6.02)	2,608	1.00	(0.35)	7.11	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Equity Income Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$7.26	$0.10	(e)	$1.55	$1.65	$(0.10)	$—	$(0.10)
Year Ended June 30, 2010	6.35	0.17	(e)	0.91	1.08	(0.17)	—	(0.17)
Year Ended June 30, 2009	9.11	0.22	(e)	(2.30)	(2.08)	(0.21)	(0.47)	(0.68)
Year Ended June 30, 2008	12.42	0.28	(e)	(2.17)	(1.89)	(0.26)	(1.16)	(1.42)
Year Ended June 30, 2007	12.10	0.26	(e)	2.26	2.52	(0.26)	(1.94)	(2.20)
Year Ended June 30, 2006	15.57	0.27	(e)	0.79	1.06	(0.30)	(4.23)	(4.53)

Class B
Six Months Ended December 31, 2010 (Unaudited)	7.22	0.08	(e)	1.54	1.62	(0.08)	—	(0.08)
Year Ended June 30, 2010	6.30	0.13	(e)	0.92	1.05	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(e)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.36	0.22	(e)	(2.16)	(1.94)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.05	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.20	(e)	0.80	1.00	(0.24)	(4.23)	(4.47)

Class C
Six Months Ended December 31, 2010 (Unaudited)	7.20	0.08	(e)	1.54	1.62	(0.08)	—	(0.08)
Year Ended June 30, 2010	6.30	0.13	(e)	0.90	1.03	(0.13)	—	(0.13)
Year Ended June 30, 2009	9.05	0.18	(e)	(2.29)	(2.11)	(0.17)	(0.47)	(0.64)
Year Ended June 30, 2008	12.35	0.22	(e)	(2.15)	(1.93)	(0.21)	(1.16)	(1.37)
Year Ended June 30, 2007	12.04	0.20	(e)	2.25	2.45	(0.20)	(1.94)	(2.14)
Year Ended June 30, 2006	15.52	0.21	(e)	0.78	0.99	(0.24)	(4.23)	(4.47)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	7.35	0.11	(e)	1.57	1.68	(0.11)	—	(0.11)
Year Ended June 30, 2010	6.42	0.20	(e)	0.92	1.12	(0.19)	—	(0.19)
Year Ended June 30, 2009	9.20	0.25	(e)	(2.32)	(2.07)	(0.24)	(0.47)	(0.71)
Year Ended June 30, 2008	12.53	0.31	(e)	(2.19)	(1.88)	(0.29)	(1.16)	(1.45)
Year Ended June 30, 2007	12.19	0.30	(e)	2.27	2.57	(0.29)	(1.94)	(2.23)
Year Ended June 30, 2006	15.65	0.32	(e)	0.79	1.11	(0.34)	(4.23)	(4.57)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$8.81	22.84%		$171,653	1.06%	2.41%	1.16%	15%
7.26	16.94		79,236	1.20	2.29	1.22	43
6.35	(22.86)		66,117	1.23	3.13	1.39	54
9.11	(16.48	)(f)	97,572	1.18	2.61	1.18	49
12.42	21.98		156,220	1.18	2.13	1.18	23
12.10	7.94		123,680	1.19	2.05	1.21	21

8.76	22.52		6,655	1.57	1.89	1.66	15
7.22	16.63		6,563	1.72	1.77	1.72	43
6.30	(23.39)		7,829	1.85	2.49	1.89	54
9.05	(16.99	)(f)	14,129	1.68	2.04	1.68	49
12.36	21.39		27,245	1.68	1.62	1.68	23
12.05	7.43		33,589	1.70	1.51	1.70	21

8.74	22.64		11,449	1.56	1.94	1.66	15
7.20	16.34		5,549	1.71	1.79	1.72	43
6.30	(23.36)		3,879	1.85	2.54	1.90	54
9.05	(16.92	)(f)	4,425	1.68	2.05	1.68	49
12.35	21.42		7,138	1.68	1.63	1.68	23
12.04	7.36		6,369	1.70	1.54	1.71	21

8.92	22.99		126,124	0.79	2.69	0.91	15
7.35	17.45		89,156	0.86	2.64	0.97	43
6.42	(22.59)		78,303	0.89	3.51	1.15	54
9.20	(16.26	)(f)	67,729	0.89	2.86	0.93	49
12.53	22.32		98,581	0.89	2.41	0.93	23
12.19	8.28		129,889	0.89	2.30	0.94	21

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Growth and Income Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$22.30	$0.15	(e)	$4.65		$4.80	$(0.12)	$—	$(0.12)
Year Ended June 30, 2010	19.46	0.35	(e)	2.83		3.18	(0.34)	—	(0.34)
Year Ended June 30, 2009	27.97	0.44	(e)(f)	(8.52	)(f)	(8.08)	(0.43)	—	(0.43)
Year Ended June 30, 2008	40.42	0.39	(e)	(7.22)		(6.83)	(0.37)	(5.25)	(5.62)
Year Ended June 30, 2007	34.67	0.35	(e)	7.49		7.84	(0.35)	(1.74)	(2.09)
January 1, 2006 through June 30, 2006 (g)	33.55	0.15	(e)	1.11		1.26	(0.14)	—	(0.14)
Year Ended December 31, 2005	33.00	0.23	(e)	0.99		1.22	(0.24)	(0.43)	(0.67)

Class B
Six Months Ended December 31, 2010 (Unaudited)	21.80	0.08	(e)	4.55		4.63	(0.06)	—	(0.06)
Year Ended June 30, 2010	19.03	0.23	(e)	2.76		2.99	(0.22)	—	(0.22)
Year Ended June 30, 2009	27.36	0.32	(e)(f)	(8.32	)(f)	(8.00)	(0.33)	—	(0.33)
Year Ended June 30, 2008	39.67	0.21	(e)	(7.07)		(6.86)	(0.20)	(5.25)	(5.45)
Year Ended June 30, 2007	34.05	0.16	(e)	7.35		7.51	(0.15)	(1.74)	(1.89)
January 1, 2006 through June 30, 2006 (g)	32.95	0.06	(e)	1.09		1.15	(0.05)	—	(0.05)
Year Ended December 31, 2005	32.41	0.05	(e)	0.99		1.04	(0.07)	(0.43)	(0.50)

Class C
Six Months Ended December 31, 2010 (Unaudited)	20.77	0.08	(e)	4.33		4.41	(0.07)	—	(0.07)
Year Ended June 30, 2010	18.15	0.21	(e)	2.66		2.87	(0.25)	—	(0.25)
Year Ended June 30, 2009	26.13	0.31	(e)(f)	(7.95	)(f)	(7.64)	(0.34)	—	(0.34)
Year Ended June 30, 2008	38.18	0.21	(e)	(6.79)		(6.58)	(0.22)	(5.25)	(5.47)
Year Ended June 30, 2007	32.86	0.16	(e)	7.08		7.24	(0.18)	(1.74)	(1.92)
January 1, 2006 through June 30, 2006 (g)	31.81	0.06	(e)	1.05		1.11	(0.06)	—	(0.06)
Year Ended December 31, 2005	31.33	0.06	(e)	0.95		1.01	(0.10)	(0.43)	(0.53)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	23.18	0.19	(e)	4.84		5.03	(0.16)	—	(0.16)
Year Ended June 30, 2010	20.21	0.43	(e)	2.95		3.38	(0.41)	—	(0.41)
Year Ended June 30, 2009	29.02	0.52	(e)(f)	(8.82	)(f)	(8.30)	(0.51)	—	(0.51)
Year Ended June 30, 2008	41.71	0.50	(e)	(7.49)		(6.99)	(0.45)	(5.25)	(5.70)
Year Ended June 30, 2007	35.71	0.48	(e)	7.72		8.20	(0.46)	(1.74)	(2.20)
January 1, 2006 through June 30, 2006 (g)	34.55	0.22	(e)	1.14		1.36	(0.20)	—	(0.20)
Year Ended December 31, 2005	33.96	0.37	(e)	1.01		1.38	(0.36)	(0.43)	(0.79)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.41, $0.29, $0.28, and $0.49, the net realized and unrealized gains (losses) on investments per share would have been $(8.57), $(8.37), $(7.99), and $(8.88), the total return would have been (29.17)%, (29.54)%, (29.51)%, and (28.93)%, and the net investment income (loss) ratio would have been 1.93%, 1.40%, 1.41%, and 2.01% for Class A, Class B, Class C, and Select Class, respectively.
(g)	The Fund changed its fiscal year end from December 31 to June 30.
(h)	Prior to March 18, 2005, the Growth and Income Fund invested all of its investable assets in the Growth and Income Portfolio. The portfolio turnover rate disclosed prior to March 18, 2005, is the turnover rate of the Growth and Income Portfolio.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$26.98	21.57%		$306,976	1.19%	1.19%		1.19%	17%
22.30	16.25		266,587	1.21	1.49		1.21	41
19.46	(28.88	)(f)	253,559	1.27	2.06	(f)	1.28	52
27.97	(18.43)		413,710	1.16	1.15		1.16	69
40.42	23.20		581,817	1.17	0.94		1.17	49
34.67	3.76		523,111	1.26	0.85		1.30	16
33.55	3.72		543,010	1.24	0.68		1.24	41	(h)

26.37	21.26		5,182	1.68	0.69		1.69	17
21.80	15.66		4,959	1.71	1.01		1.72	41
19.03	(29.24	)(f)	5,976	1.77	1.53	(f)	1.78	52
27.36	(18.84)		12,097	1.66	0.62		1.66	69
39.67	22.61		21,336	1.67	0.43		1.67	49
34.05	3.50		28,724	1.76	0.34		1.80	16
32.95	3.21		38,820	1.74	0.16		1.74	41	(h)

25.11	21.26		3,257	1.68	0.69		1.69	17
20.77	15.72		2,797	1.70	0.97		1.71	41
18.15	(29.24	)(f)	2,027	1.77	1.54	(f)	1.78	52
26.13	(18.85)		3,598	1.66	0.64		1.66	69
38.18	22.61		5,349	1.67	0.44		1.67	49
32.86	3.50		5,324	1.76	0.34		1.80	16
31.81	3.21		5,645	1.74	0.19		1.74	41	(h)

28.05	21.74		3,610	0.90	1.48		0.94	17
23.18	16.63		1,646	0.89	1.80		0.97	41
20.21	(28.61	)(f)	1,905	0.90	2.14	(f)	1.04	52
29.02	(18.23)		8,596	0.90	1.45		0.91	69
41.71	23.57		9,431	0.87	1.22		0.90	49
35.71	3.95		3,415	0.90	1.24		1.05	16
34.55	4.08		3,692	0.90	1.09		1.06	41	(h)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net asset value, end of period
Large Cap Growth Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$15.86	$(0.01	)(e)	$5.12		$5.11	$—	$20.97
Year Ended June 30, 2010	13.38	(0.04	)(e)	2.52	(f)	2.48	—	15.86
Year Ended June 30, 2009	19.50	0.01	(e)	(6.11	)(g)	(6.10)	(0.02)	13.38
Year Ended June 30, 2008	18.67	(0.07	)(e)	0.90		0.83	—	19.50
Year Ended June 30, 2007	16.03	(0.05	)(e)	2.69		2.64	—	18.67
Year Ended June 30, 2006	14.96	(0.06	)(e)	1.13		1.07	—	16.03

Class B
Six Months Ended December 31, 2010 (Unaudited)	14.20	(0.05	)(e)	4.57		4.52	—	18.72
Year Ended June 30, 2010	12.05	(0.12	)(e)	2.27	(f)	2.15	—	14.20
Year Ended June 30, 2009	17.65	(0.07	)(e)	(5.52	)(g)	(5.59)	(0.01)	12.05
Year Ended June 30, 2008	16.99	(0.16	)(e)	0.82		0.66	—	17.65
Year Ended June 30, 2007	14.65	(0.13	)(e)	2.47		2.34	—	16.99
Year Ended June 30, 2006	13.75	(0.13	)(e)	1.03		0.90	—	14.65

Class C
Six Months Ended December 31, 2010 (Unaudited)	14.09	(0.04	)(e)	4.52		4.48	—	18.57
Year Ended June 30, 2010	11.95	(0.12	)(e)	2.26	(f)	2.14	—	14.09
Year Ended June 30, 2009	17.50	(0.06	)(e)	(5.48	)(g)	(5.54)	(0.01)	11.95
Year Ended June 30, 2008	16.84	(0.16	)(e)	0.82		0.66	—	17.50
Year Ended June 30, 2007	14.53	(0.13	)(e)	2.44		2.31	—	16.84
Year Ended June 30, 2006	13.63	(0.13	)(e)	1.03		0.90	—	14.53

Class R2
Six Months Ended December 31, 2010 (Unaudited)	15.81	(0.03	)(e)	5.08		5.05	—	20.86
Year Ended June 30, 2010	13.37	(0.08	)(e)	2.52	(f)	2.44	—	15.81
November 3, 2008(i) through June 30, 2009	13.68	0.01	(e)	(0.31	)(g)	(0.30)	(0.01)	13.37

Class R5
Six Months Ended December 31, 2010 (Unaudited)	15.81	0.03	(e)	5.10		5.13	—	20.94
Year Ended June 30, 2010	13.28	0.03	(e)	2.50	(f)	2.53	—	15.81
April 14, 2009(i) through June 30, 2009	12.47	0.01	(e)	0.81		0.82	(0.01)	13.28

Class R6
November 30, 2010(i) through December 31, 2010	19.94	0.01	(e)	0.99		1.00	—	20.94

Select Class
Six Months Ended December 31, 2010 (Unaudited)	15.79	0.01	(e)	5.08		5.09	—	20.88
Year Ended June 30, 2010	13.28	—	(e)(j)	2.51	(f)	2.51	—	15.79
Year Ended June 30, 2009	19.33	0.04	(e)	(6.06	)(g)	(6.02)	(0.03)	13.28
Year Ended June 30, 2008	18.46	(0.02	)(e)	0.89		0.87	—	19.33
Year Ended June 30, 2007	15.80	(0.01	)(e)	2.67		2.66	—	18.46
Year Ended June 30, 2006	14.71	(0.02	)(e)	1.11		1.09	—	15.80

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was less than $0.01 and 0.01% impact on the net realized and unrealized gains (losses) on investments per share and the total return, respectively.
(g)	Includes a gain resulting from a litigation payment on a security owned in a prior year. Without this gain, the net realized and unrealized gains (losses) on investments per share would have been $(6.18), $(5.59), $(5.55), $(0.38), and $(6.13), and the total return would have been (31.62)%, (32.08)%, (32.01)%, (2.74)% and (31.49)% for Class A, Class B, Class C, Class R2 and Select Class Shares, respectively.
(h)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(i)	Commencement of offering of class of shares.
(j)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

32.22%		$233,911	1.14%	(0.08)%	1.32%	23%
18.54	(f)	174,585	1.24	(0.27)	1.31	61
(31.26	)(g)	160,168	1.24	0.05	1.45	124
4.45	(h)	251,333	1.24	(0.36)	1.28	52
16.47		227,544	1.24	(0.29)	1.26	35
7.15		207,103	1.24	(0.36)	1.30	49

31.83		22,528	1.65	(0.60)	1.82	23
17.84	(f)	20,842	1.77	(0.80)	1.82	61
(31.69	)(g)	26,025	1.78	(0.52)	1.93	124
3.88	(h)	60,623	1.77	(0.88)	1.78	52
15.97		107,034	1.76	(0.81)	1.76	35
6.55		161,461	1.78	(0.90)	1.80	49

31.80		16,353	1.64	(0.49)	1.81	23
17.91	(f)	6,588	1.77	(0.80)	1.81	61
(31.67	)(g)	5,996	1.78	(0.50)	1.94	124
3.92	(h)	12,465	1.77	(0.88)	1.78	52
15.90		11,602	1.76	(0.81)	1.76	35
6.60		11,163	1.78	(0.89)	1.81	49

31.94		88	1.38	(0.31)	1.57	23
18.25	(f)	58	1.48	(0.52)	1.56	61
(2.16	)(g)	49	1.49	0.16	1.80	124

32.45		25,572	0.76	0.30	0.87	23
19.05	(f)	10,618	0.78	0.20	0.85	61
6.56		53	0.79	0.19	1.17	124

5.02		53	0.69	0.55	0.77	23

32.24		364,088	0.96	0.10	1.07	23
18.90	(f)	300,304	0.99	(0.02)	1.07	61
(31.13	)(g)	335,992	0.99	0.29	1.19	124
4.71	(h)	581,830	0.99	(0.10)	1.03	52
16.84		669,951	0.99	(0.04)	1.01	35
7.41		824,532	0.99	(0.12)	1.05	49

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Large Cap Value Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$9.15	$0.06	(e)	$1.94		$2.00	$(0.06)	$—	$(0.06)
Year Ended June 30, 2010	8.09	0.09	(e)	1.04		1.13	(0.07)	—	(0.07)
Year Ended June 30, 2009	10.66	0.18	(e)(f)	(2.54	)(f)	(2.36)	(0.21)	—	(0.21)
Year Ended June 30, 2008	18.54	0.20	(e)	(3.94)		(3.74)	(0.17)	(3.97)	(4.14)
Year Ended June 30, 2007	16.55	0.23	(e)	3.52		3.75	(0.23)	(1.53)	(1.76)
Year Ended June 30, 2006	15.84	0.21	(e)	1.18		1.39	(0.22)	(0.46)	(0.68)

Class B
Six Months Ended December 31, 2010 (Unaudited)	9.02	0.03	(e)	1.91		1.94	(0.03)	—	(0.03)
Year Ended June 30, 2010	7.99	0.04	(e)	1.02		1.06	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.52	0.13	(e)(f)	(2.50	)(f)	(2.37)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.38	0.13	(e)	(3.92)		(3.79)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.42	0.14	(e)	3.50		3.64	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.72	0.13	(e)	1.17		1.30	(0.14)	(0.46)	(0.60)

Class C
Six Months Ended December 31, 2010 (Unaudited)	8.97	0.03	(e)	1.90		1.93	(0.03)	—	(0.03)
Year Ended June 30, 2010	7.95	0.04	(e)	1.01		1.05	(0.03)	—	(0.03)
Year Ended June 30, 2009	10.47	0.14	(e)(f)	(2.50	)(f)	(2.36)	(0.16)	—	(0.16)
Year Ended June 30, 2008	18.32	0.13	(e)	(3.91)		(3.78)	(0.10)	(3.97)	(4.07)
Year Ended June 30, 2007	16.37	0.13	(e)	3.50		3.63	(0.15)	(1.53)	(1.68)
Year Ended June 30, 2006	15.69	0.13	(e)	1.15		1.28	(0.14)	(0.46)	(0.60)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	9.13	0.05	(e)	1.93		1.98	(0.05)	—	(0.05)
Year Ended June 30, 2010	8.08	0.07	(e)	1.03		1.10	(0.05)	—	(0.05)
November 3, 2008(h) through June 30, 2009	8.10	0.11	(e)(f)	0.02	(f)	0.13	(0.15)	—	(0.15)

Class R5
Six Months Ended December 31, 2010 (Unaudited)	9.07	0.08	(e)	1.92		2.00	(0.08)	—	(0.08)
Year Ended June 30, 2010	8.01	0.14	(e)	1.02		1.16	(0.10)	—	(0.10)
Year Ended June 30, 2009	10.52	0.25	(e)(f)	(2.54	)(f)	(2.29)	(0.22)	—	(0.22)
Year Ended June 30, 2008	18.37	0.27	(e)	(3.91)		(3.64)	(0.24)	(3.97)	(4.21)
Year Ended June 30, 2007	16.41	0.30	(e)	3.50		3.80	(0.31)	(1.53)	(1.84)
May 15, 2006(h) through June 30, 2006	16.65	0.04	(e)	(0.19)		(0.15)	(0.09)	—	(0.09)

Class R6
November 30, 2010(h) through December 31, 2010	10.19	0.01	(e)	0.83		0.84	(0.04)	—	(0.04)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	9.04	0.07	(e)	1.91		1.98	(0.07)	—	(0.07)
Year Ended June 30, 2010	7.99	0.12	(e)	1.01		1.13	(0.08)	—	(0.08)
Year Ended June 30, 2009	10.53	0.20	(e)(f)	(2.51	)(f)	(2.31)	(0.23)	—	(0.23)
Year Ended June 30, 2008	18.39	0.24	(e)	(3.92)		(3.68)	(0.21)	(3.97)	(4.18)
Year Ended June 30, 2007	16.42	0.27	(e)	3.50		3.77	(0.27)	(1.53)	(1.80)
Year Ended June 30, 2006	15.73	0.25	(e)	1.17		1.42	(0.27)	(0.46)	(0.73)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the net investment income (loss) per share would have been $0.16, $0.11, $0.11, $0.09, $0.23 and $0.18, the net realized and unrealized gains (losses) on investments per share would have been $(2.59), $(2.55), $(2.54), $(0.03), $(2.59) and $(2.56), the total return would have been (22.67)%, (23.00)%, (23.02)%, 1.07%, (22.27)% and (22.46)%, and the net investment income (loss) ratio would have been 1.89%, 1.34%, 1.40%, 1.87%, 2.76% and 2.17% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)		Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.09	21.85%		$25,665	1.00%	1.17%		1.10%	26%
9.15	13.86		22,273	1.10	0.95		1.10	86
8.09	(22.00	)(f)	20,557	1.16	2.17	(f)	1.17	108
10.66	(23.52	)(g)	31,227	1.09	1.39		1.09	93
18.54	23.49		48,264	1.07	1.27		1.07	77
16.55	8.93		44,110	1.08	1.31		1.11	72

10.93	21.53		2,947	1.50	0.66		1.60	26
9.02	13.19		2,891	1.60	0.45		1.60	86
7.99	(22.32	)(f)	3,858	1.66	1.61	(f)	1.67	108
10.52	(24.04	)(g)	7,337	1.59	0.89		1.59	93
18.38	22.89		14,870	1.57	0.77		1.57	77
16.42	8.37		15,437	1.58	0.81		1.61	72

10.87	21.53		3,366	1.50	0.66		1.60	26
8.97	13.22		3,473	1.59	0.45		1.60	86
7.95	(22.34	)(f)	1,551	1.66	1.67	(f)	1.67	108
10.47	(24.06	)(g)	2,830	1.59	0.89		1.59	93
18.32	22.92		5,143	1.57	0.77		1.57	77
16.37	8.30		4,850	1.58	0.82		1.61	72

11.06	21.72		120	1.23	0.95		1.34	26
9.13	13.54		58	1.35	0.70		1.35	86
8.08	1.95	(f)	51	1.46	2.29	(f)	1.47	108

10.99	22.06		40,956	0.61	1.60		0.65	26
9.07	14.39		9,930	0.64	1.43		0.64	86
8.01	(21.58	)(f)	57	0.70	3.04	(f)	0.70	108
10.52	(23.36	)(g)	30,165	0.64	1.87		0.64	93
18.37	24.04		37,350	0.62	1.70		0.62	77
16.41	(0.92)		9,729	0.64	2.12		0.74	72

10.99	8.29		54	0.55	1.53		0.58	26

10.95	21.90		496,466	0.81	1.35		0.85	26
9.04	14.13		418,647	0.85	1.20		0.85	86
7.99	(21.78	)(f)	351,537	0.91	2.44	(f)	0.92	108
10.53	(23.43	)(g)	508,456	0.84	1.66		0.84	93
18.39	23.83		710,573	0.82	1.53		0.82	77
16.42	9.16		897,848	0.83	1.57		0.86	72

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$8.30	$0.04	(e)	$1.93	$1.97	$(0.02)	$—	$(0.02)
Year Ended June 30, 2010	7.35	0.07	(e)	0.95	1.02	(0.07)	—	(0.07)
Year Ended June 30, 2009	9.56	0.11	(e)	(2.17)	(2.06)	(0.10)	(0.05)	(0.15)
Year Ended June 30, 2008	12.36	0.10	(e)	(1.25)	(1.15)	(0.09)	(1.56)	(1.65)
Year Ended June 30, 2007	11.28	0.10	(e)	2.47	2.57	(0.10)	(1.39)	(1.49)
January 1, 2006 through June 30, 2006 (g)	10.99	0.05	(e)	0.29	0.34	(0.05)	—	(0.05)
Year Ended December 31, 2005	10.99	0.07	(e)	0.16	0.23	(0.07)	(0.16)	(0.23)

Class B
Six Months Ended December 31, 2010 (Unaudited)	8.20	0.02	(e)	1.90	1.92	(0.01)	—	(0.01)
Year Ended June 30, 2010	7.26	0.03	(e)	0.93	0.96	(0.02)	—	(0.02)
Year Ended June 30, 2009	9.45	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.24	0.04	(e)	(1.24)	(1.20)	(0.03)	(1.56)	(1.59)
Year Ended June 30, 2007	11.18	0.04	(e)	2.45	2.49	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (g)	10.90	0.02	(e)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(e)	0.16	0.18	(0.02)	(0.16)	(0.18)

Class C
Six Months Ended December 31, 2010 (Unaudited)	8.18	0.02	(e)	1.89	1.91	(0.01)	—	(0.01)
Year Ended June 30, 2010	7.25	0.03	(e)	0.93	0.96	(0.03)	—	(0.03)
Year Ended June 30, 2009	9.44	0.07	(e)	(2.13)	(2.06)	(0.08)	(0.05)	(0.13)
Year Ended June 30, 2008	12.23	0.04	(e)	(1.23)	(1.19)	(0.04)	(1.56)	(1.60)
Year Ended June 30, 2007	11.18	0.04	(e)	2.44	2.48	(0.04)	(1.39)	(1.43)
January 1, 2006 through June 30, 2006 (g)	10.90	0.02	(e)	0.28	0.30	(0.02)	—	(0.02)
Year Ended December 31, 2005	10.90	0.02	(e)	0.16	0.18	(0.02)	(0.16)	(0.18)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	8.29	0.03	(e)	1.92	1.95	(0.02)	—	(0.02)
Year Ended June 30, 2010	7.35	0.05	(e)	0.95	1.00	(0.06)	—	(0.06)
November 3, 2008(h) through June 30, 2009	7.36	0.07	(e)	0.04	0.11	(0.07)	(0.05)	(0.12)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(g)	The Fund changed its fiscal year end from December 31 to June 30.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$10.25	23.74%		$304,488	0.98%	0.90%	1.05%	34%
8.30	13.83		184,862	1.05	0.84	1.08	84
7.35	(21.36)		103,103	1.05	1.49	1.12	101
9.56	(10.55	)(f)	120,365	1.05	0.91	1.07	103
12.36	24.09		143,393	1.05	0.85	1.10	112
11.28	3.10		137,548	1.05	0.81	1.12	85
10.99	2.11		151,595	1.04	0.69	1.07	83

10.11	23.38		8,003	1.49	0.38	1.55	34
8.20	13.25		8,190	1.57	0.33	1.58	84
7.26	(21.70)		8,559	1.57	0.96	1.61	101
9.45	(11.08	)(f)	12,548	1.57	0.38	1.57	103
12.24	23.50		22,375	1.57	0.33	1.60	112
11.18	2.76		28,469	1.57	0.28	1.62	85
10.90	1.62		35,022	1.56	0.16	1.58	83

10.08	23.34		41,132	1.49	0.39	1.55	34
8.18	13.26		27,838	1.57	0.32	1.58	84
7.25	(21.69)		10,216	1.57	0.97	1.62	101
9.44	(11.03	)(f)	8,589	1.57	0.40	1.57	103
12.23	23.43		9,417	1.57	0.33	1.60	112
11.18	2.77		9,372	1.57	0.29	1.62	85
10.90	1.64		10,257	1.56	0.17	1.58	83

10.22	23.51		2,693	1.22	0.60	1.30	34
8.29	13.56		492	1.30	0.57	1.33	84
7.35	1.70		51	1.30	1.47	1.39	101

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Equity Fund (Continued)
Class R5
Six Months Ended December 31, 2010 (Unaudited)	8.31	0.06	(e)	1.92	1.98	(0.03)	—	(0.03)
Year Ended June 30, 2010	7.36	0.12	(e)	0.94	1.06	(0.11)	—	(0.11)
Year Ended June 30, 2009	9.55	0.16	(e)	(2.17)	(2.01)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.16	(e)	2.46	2.62	(0.15)	(1.39)	(1.54)
May 15, 2006(g) through June 30, 2006	11.48	0.02	(e)	(0.19)	(0.17)	(0.04)	—	(0.04)

Class R6
November 30, 2010(g) through December 31, 2010	9.59	—	(e)(h)	0.68	0.68	(0.01)	—	(0.01)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	8.31	0.06	(e)	1.92	1.98	(0.03)	—	(0.03)
Year Ended June 30, 2010	7.35	0.11	(e)	0.95	1.06	(0.10)	—	(0.10)
Year Ended June 30, 2009	9.55	0.14	(e)	(2.16)	(2.02)	(0.13)	(0.05)	(0.18)
Year Ended June 30, 2008	12.35	0.15	(e)	(1.25)	(1.10)	(0.14)	(1.56)	(1.70)
Year Ended June 30, 2007	11.27	0.15	(e)	2.47	2.62	(0.15)	(1.39)	(1.54)
January 1, 2006 through June 30, 2006 (i)	10.98	0.07	(e)	0.29	0.36	(0.07)	—	(0.07)
Year Ended December 31, 2005	10.97	0.12	(e)	0.17	0.29	(0.12)	(0.16)	(0.28)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	8.30	0.05	(e)	1.91	1.96	(0.02)	—	(0.02)
Year Ended June 30, 2010	7.35	0.10	(e)	0.94	1.04	(0.09)	—	(0.09)
Year Ended June 30, 2009	9.54	0.13	(e)	(2.15)	(2.02)	(0.12)	(0.05)	(0.17)
Year Ended June 30, 2008	12.34	0.13	(e)	(1.25)	(1.12)	(0.12)	(1.56)	(1.68)
Year Ended June 30, 2007	11.26	0.13	(e)	2.47	2.60	(0.13)	(1.39)	(1.52)
January 1, 2006 through June 30, 2006 (i)	10.98	0.06	(e)	0.28	0.34	(0.06)	—	(0.06)
Year Ended December 31, 2005	10.97	0.10	(e)	0.17	0.27	(0.10)	(0.16)	(0.26)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.01.
(i)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

10.26	23.90		161,651	0.58	1.35	0.60	34
8.31	14.30		209,619	0.59	1.39	0.63	84
7.36	(20.91)		596	0.59	2.08	0.65	101
9.55	(10.16	)(f)	96,194	0.59	1.42	0.62	103
12.35	24.66		43,851	0.59	1.31	0.65	112
11.27	(1.47)		4,585	0.59	1.25	0.73	85

10.26	7.06		269,995	0.52	0.15	0.55	34

10.26	23.87		514,148	0.63	1.25	0.65	34
8.31	14.40		441,540	0.64	1.25	0.68	84
7.35	(21.04)		263,859	0.64	1.88	0.72	101
9.55	(10.20	)(f)	249,806	0.64	1.33	0.67	103
12.35	24.60		223,850	0.64	1.27	0.70	112
11.27	3.31		221,627	0.64	1.22	0.72	85
10.98	2.62		208,614	0.64	1.12	0.67	83

10.24	23.69		2,476,718	0.78	1.10	0.80	34
8.30	14.10		1,741,650	0.79	1.10	0.83	84
7.35	(21.04)		1,138,732	0.79	1.76	0.87	101
9.54	(10.34	)(f)	987,949	0.79	1.17	0.82	103
12.34	24.44		1,099,173	0.79	1.11	0.85	112
11.26	3.14		1,049,744	0.79	1.07	0.87	85
10.98	2.45		1,340,801	0.78	0.95	0.81	83

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were each formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and each is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 7 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Disciplined Equity Fund	Class A, Class R6, Institutional Class and Select Class	JPM I	Diversified
Dynamic Growth Fund	Class A, Class C, Class R5 and Select Class	JPM I	Non-Diversified
Equity Income Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM II	Diversified
Growth and Income Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Large Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
Large Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Equity Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6, Institutional Class and Select Class	JPM I	Diversified

Currently, Class A, Class C and Class R5 Shares of the Dynamic Growth Fund are not publicly offered for investment. Effective August 6, 2010, Select Class Shares of the Dynamic Growth Fund were publicly offered for investment.

Class R6 Shares commenced operations on November 30, 2010, for the Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund.

Class R2 and Class R5 Shares for Equity Income Fund will commence operations on February 28, 2011.

Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Disciplined Equity Fund.

Effective November 1, 2009, Class B Shares of the Equity Income Fund, Growth and Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating,

74	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Disciplined Equity Fund
Total Investments in Securities #	$566,707	$889	$—	$567,596

Appreciation in Other Financial Instruments
Futures Contracts	$38	$—	$—	$38

Dynamic Growth Fund
Total Investments in Securities ##	$3,862	$263	$—	$4,125

Equity Income Fund
Total Investments in Securities ###	$263,594	$3,354	$—	$266,948

Growth and Income Fund
Total Investments in Securities ###	$324,337	$2,163	$—	326,500

Large Cap Growth Fund
Total Investments in Securities ####	$628,934	$24,051	$—	$652,985

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

Large Cap Value Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$60,073	$—	$—	$60,073
Consumer Staples	39,367	—	—	39,367
Energy	80,617	—	—	80,617
Financials	150,259	—	2,272	152,531
Health Care	75,829	—	—	75,829
Industrials	47,286	—	—	47,286
Information Technology	40,883	—	—	40,883
Materials	21,956	—	—	21,956
Telecommunication Services	24,080	—	—	24,080
Utilities	20,929	—	—	20,929

Total Common Stocks	561,279	—	2,272	563,551

Short-Term Investment
Investment Company	5,889	—	—	5,889
Investment of Cash Collateral for Securities on Loan
Investment Company	5,035	—	—	5,035

Total Investments in Securities	$572,203	$—	$2,272	$574,475

U.S. Equity Fund
Total Investments in Securities #####	$3,833,554	$9,528	$—	$3,843,082

Appreciation in Other Financial Instruments
Futures Contracts	$287	$—	$—	$287

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of two ADRs, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.
###	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of an ADR, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.
####	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of four ADRs, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.
#####	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral and an ADR, the reported value of which is an evaluated price. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2010.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

Large Cap Value Fund	Balance as of 6/30/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/10
Investments in Securities
Common Stocks — Financials	$2,646	$—	$(374)	$—	$—	$—	$—	$2,272

Transfers into, or out of Level 3 are valued utilizing values as of the beginning of the period.

76	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3) was approximately $(374,000) for Large Cap Value Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and Statements of Changes in Net Assets.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2010 (amounts in thousands):

	Value	Percentage
Large Cap Value Fund	$2,272	0.4%

C. Futures Contracts — The Disciplined Equity Fund and U.S. Equity Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ derivatives activities during the six months ended December 31, 2010 (amounts in thousands):

	Disciplined Equity Fund	U.S. Equity Fund
Futures Contracts:
Average Notional Balance Long	$4,548	$81,973
Ending Notional Balance Long	5,576	58,014

D. Securities Lending — Each Fund (except Dynamic Growth Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Disciplined Equity Fund, Equity Income Fund, Growth and Income Fund and U.S. Equity Fund. JPMorgan Chase Bank, N.A. (“JPMCB”) serves as lending agent for Large Cap Growth Fund and Large Cap Value Fund pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

For the six months ended December 31, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Disciplined Equity Fund	$12
Equity Income Fund	20
Growth and Income Fund	20
Large Cap Growth Fund	5
Large Cap Value Fund	7
U.S. Equity Fund	116

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar-denominated and non-dollar-denominated securities, respectively, subject to certain de minimis guidelines.

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Disciplined Equity Fund	$6,576	$6,704	$6,704
Equity Income Fund	15,224	15,605	15,605
Growth and Income Fund	7,300	7,470	7,470
Large Cap Growth Fund	3,479	3,633	3,633
Large Cap Value Fund	4,911	5,035	5,035
U.S. Equity Fund	79,151	81,196	81,196

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments declines below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Disciplined Equity Fund	$6
Equity Income Fund	11
Growth and Income Fund	11
Large Cap Growth Fund	3
Large Cap Value Fund	1
U.S. Equity Fund	63

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the securities lending agreement with JPMCB, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

78	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

The Funds incurred lending agent fees to JPMCB as follows for the six months ended December 31, 2010 (amounts in thousands):

	Lending Agent Fees Incurred
Large Cap Growth Fund	$1
Large Cap Value Fund	—	(a)

(a)	Amount rounds to less than $1,000.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are generally declared and paid quarterly, except for the Dynamic Growth Fund, which are declared and paid annually, and the Equity Income Fund, which are declared and paid monthly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Disciplined Equity Fund	0.25%
Dynamic Growth Fund	0.60
Equity Income Fund	0.40
Growth and Income Fund	0.40
Large Cap Growth Fund	0.50
Large Cap Value Fund	0.40
U.S. Equity Fund	0.40

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2010, the annualized effective rate of each Fund’s average daily net assets was 0.10%.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Disciplined Equity Fund	0.25%	n/a	n/a	n/a
Dynamic Growth Fund	0.25	n/a	0.75%	n/a
Equity Income Fund	0.25	0.75%	0.75	n/a
Growth and Income Fund	0.25	0.75	0.75	n/a
Large Cap Growth Fund	0.25	0.75	0.75	0.50%
Large Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Equity Fund	0.25	0.75	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Disciplined Equity Fund	$—	(a)	$—
Equity Income Fund	18		4
Growth and Income Fund	6		3
Large Cap Growth Fund	12		10
Large Cap Value Fund	3		4
U.S. Equity Fund	86		16

(a)	Amount rounds to less than $1,000.

80	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Disciplined Equity Fund	0.25%	n/a	n/a	n/a	n/a	0.10%	0.25%
Dynamic Growth Fund	0.25	n/a	0.25%	n/a	0.05%	n/a	0.25
Equity Income Fund	0.25	0.25%	0.25	n/a	n/a	n/a	0.25
Growth and Income Fund	0.25	0.25	0.25	n/a	n/a	n/a	0.25
Large Cap Growth Fund	0.25	0.25	0.25	0.25%	0.05	n/a	0.25
Large Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Equity Fund	0.25	0.25	0.25	0.25	0.05	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Disciplined Equity Fund	0.85%	n/a	n/a	n/a	n/a	0.35%	0.45%	0.60%
Dynamic Growth Fund	1.25	n/a	1.75%	n/a	0.80%	n/a	n/a	1.00
Equity Income Fund	1.04	1.54%	1.54	n/a	n/a	n/a	n/a	0.79
Growth and Income Fund	1.30	1.80	1.80	n/a	n/a	n/a	n/a	0.90
Large Cap Growth Fund	1.10	1.60	1.60	1.35%	0.75	0.70	n/a	0.95
Large Cap Value Fund	0.95	1.45	1.45	1.20	0.60	0.55	n/a	0.80
U.S. Equity Fund	0.97	1.47	1.47	1.22	0.59	0.54	0.64	0.79

Prior to September 1, 2010, the contractual expense limitations for the Equity Income Fund were 1.24%, 1.99%, 1.99% and 0.89% for Class A, Class B, Class C and Select Class shares, respectively.

Prior to September 1, 2010, the contractual expense limitations for the Large Cap Growth Fund were 1.24%, 1.78%, 1.78%, 1.49%, 0.79% and 0.99% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

Prior to September 1, 2010, the contractual expense limitations for the Large Cap Value Fund were 1.24%, 1.99%, 1.99%, 1.49%, 0.79% and 0.99% for Class A, Class B, Class C, Class R2, Class R5 and Select Class Shares, respectively.

Prior to September 1, 2010, the contractual expense limitations for the U.S. Equity Fund were 1.05%, 1.57%, 1.57% and 1.30% for Class A, Class B, Class C and Class R2 Shares, respectively.

Prior to November 1, 2010, the contractual expense limitations for the Disciplined Equity Fund were 0.95% and 0.75% for Class A and Select Class Shares, respectively.

Except as noted above, the contractual expense limitation agreements were in effect for the six months ended December 31, 2010. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011. In addition, the Funds’ service providers have voluntarily waived fees during the six months ended December 31, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

For the six months ended December 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Disciplined Equity Fund	$30	$85	$—	$115	$—
Dynamic Growth Fund	9	1	1	11	39
Equity Income Fund	100	—	12	112	—
Large Cap Growth Fund	77	182	125	384	—
Large Cap Value Fund	81	—	10	91	—
U.S. Equity Fund	43	—	327	370	—

	Voluntary Waivers
	Investment Advisory	Administration	Total
Disciplined Equity Fund	$1	$2	$3

Additionally, the Funds may invest in one or more money market funds advised by the Advisors or their affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended December 31, 2010 was as follows (excluding the waiver disclosed in Note 2.D. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) (amounts in thousands):

Disciplined Equity Fund	$7
Equity Income Fund	4
Growth and Income Fund	6
Large Cap Growth Fund	13
Large Cap Value Fund	4
U.S. Equity Fund	68

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

82	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

4. Investment Transactions

During the six months ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Disciplined Equity Fund	$544,744	$308,509	$—	$—
Dynamic Growth Fund	2,134	921	—	—
Equity Income Fund	55,535	31,327	—	—
Growth and Income Fund	49,505	66,857	—	—
Large Cap Growth Fund	125,662	163,799	—	—
Large Cap Value Fund	139,940	134,320	—	—
U.S. Equity Fund	1,642,591	1,029,279	—	11,044

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at June 30, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Disciplined Equity Fund	$474,715	$93,534	$653	$92,881
Dynamic Growth Fund	3,159	973	7	966
Equity Income Fund	200,152	68,357	1,561	66,796
Growth and Income Fund	250,678	78,608	2,786	75,822
Large Cap Growth Fund	410,344	243,593	952	242,641
Large Cap Value Fund	447,764	128,017	1,306	126,711
U.S. Equity Fund	3,031,597	813,108	1,623	811,485

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or the unsecured, uncommitted credit facility or another fund at December 31, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Dynamic Growth Fund, Equity Income Fund and U.S. Equity Fund.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	83

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

In addition, the J.P. Morgan Access Funds, JPMorgan SmartRetirement Funds and J.P. Morgan Investor Funds, which are affiliated funds of funds, each owns, in the aggregate more than 10% of the net assets of the Funds as follows:

	JPMorgan Access Funds	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Disciplined Equity Fund	n/a	n/a	69.0%
Equity Income Fund	10.7%	n/a	n/a
Large Cap Growth Fund	n/a	40.9%	n/a
Large Cap Value Fund	n/a	84.2	n/a
U.S. Equity Fund	n/a	19.8	n/a

Significant shareholder transactions, if any, may impact the Funds’ performance.

Additionally, the Advisor owns a significant portion of the outstanding shares of the Dynamic Growth Fund and Large Cap Value Fund.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Transfers-In-Kind

For the year ended June 30, 2010, certain shareholders of the U.S. Equity Fund purchased shares and the U.S. Equity Fund received portfolio securities primarily by means of a subscription in-kind for shares of the U.S. Equity Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
U.S. Equity Fund	09/21/09	$6,506	Subscription in-kind
U.S. Equity Fund	09/30/09	17,518	Subscription in-kind

84	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010 and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During, July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Disciplined Equity Fund
Class A
Actual*	$1,000.00	$1,235.30	$4.73	0.84%
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Class R6
Actual*	1,000.00	1,238.70	1.92	0.34
Hypothetical*	1,000.00	1,023.49	1.73	0.34
Institutional Class
Actual*	1,000.00	1,237.20	2.48	0.44
Hypothetical*	1,000.00	1,022.99	2.24	0.44
Select Class
Actual*	1,000.00	1,236.60	3.33	0.59
Hypothetical*	1,000.00	1,022.23	3.01	0.59

Dynamic Growth Fund
Class A
Actual*	1,000.00	1,295.50	7.23	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	1,293.20	10.12	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Class R5
Actual*	1,000.00	1,299.00	4.64	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Select Class
Actual*	1,000.00	1,298.00	5.79	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	85

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During, July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Equity Income Fund
Class A
Actual*	1,000.00	1,228.40	5.95	1.06
Hypothetical*	1,000.00	1,019.86	5.40	1.06
Class B
Actual*	1,000.00	1,225.20	8.81	1.57
Hypothetical*	1,000.00	1,017.29	7.98	1.57
Class C
Actual*	1,000.00	1,226.40	8.75	1.56
Hypothetical*	1,000.00	1,017.34	7.93	1.56
Select Class
Actual*	1,000.00	1,229.90	4.44	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79

Growth and Income Fund
Class A
Actual*	1,000.00	1,215.70	6.65	1.19
Hypothetical*	1,000.00	1,019.21	6.06	1.19
Class B
Actual*	1,000.00	1,212.60	9.37	1.68
Hypothetical*	1,000.00	1,016.74	8.54	1.68
Class C
Actual*	1,000.00	1,212.60	9.37	1.68
Hypothetical*	1,000.00	1,016.74	8.54	1.68
Select Class
Actual*	1,000.00	1,217.40	5.03	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90

Large Cap Growth Fund
Class A
Actual*	1,000.00	1,322.20	6.67	1.14
Hypothetical*	1,000.00	1,019.46	5.80	1.14
Class B
Actual*	1,000.00	1,318.30	9.64	1.65
Hypothetical*	1,000.00	1,016.89	8.39	1.65
Class C
Actual*	1,000.00	1,318.00	9.58	1.64
Hypothetical*	1,000.00	1,016.94	8.34	1.64
Class R2
Actual*	1,000.00	1,319.40	8.07	1.38
Hypothetical*	1,000.00	1,018.25	7.02	1.38
Class R5
Actual*	1,000.00	1,324.50	4.45	0.76
Hypothetical*	1,000.00	1,021.37	3.87	0.76
Class R6
Actual**	1,000.00	1,050.20	0.60	0.69
Hypothetical*	1,000.00	1,021.73	3.52	0.69
Select Class
Actual*	1,000.00	1,322.40	5.62	0.96
Hypothetical*	1,000.00	1,020.37	4.89	0.96

86	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During, July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Large Cap Value Fund
Class A
Actual*	1,000.00	1,218.50	5.59	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00
Class B
Actual*	1,000.00	1,215.30	8.38	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class C
Actual*	1,000.00	1,215.30	8.38	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R2
Actual*	1,000.00	1,217.20	6.87	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class R5
Actual*	1,000.00	1,220.60	3.41	0.61
Hypothetical*	1,000.00	1,022.13	3.11	0.61
Class R6
Actual**	1,000.00	1,082.90	0.49	0.55
Hypothetical*	1,000.00	1,022.43	2.80	0.55
Select Class
Actual*	1,000.00	1,219.00	4.53	0.81
Hypothetical*	1,000.00	1,021.12	4.13	0.81

U.S. Equity Fund
Class A
Actual*	1,000.00	1,237.40	5.53	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98
Class B
Actual*	1,000.00	1,233.80	8.39	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class C
Actual*	1,000.00	1,233.40	8.39	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R2
Actual*	1,000.00	1,235.10	6.87	1.22
Hypothetical*	1,000.00	1,019.06	6.21	1.22
Class R5
Actual*	1,000.00	1,239.00	3.27	0.58
Hypothetical*	1,000.00	1,022.28	2.96	0.58
Class R6
Actual**	1,000.00	1,070.60	0.46	0.52
Hypothetical*	1,000.00	1,022.58	2.65	0.52
Institutional Class
Actual*	1,000.00	1,238.70	3.55	0.63
Hypothetical*	1,000.00	1,022.03	3.21	0.63
Select Class
Actual*	1,000.00	1,236.90	4.40	0.78
Hypothetical*	1,000.00	1,021.27	3.97	0.78

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 31/365 (to reflect the actual period). The Class commenced operations on November 30, 2010.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to certain Funds until January 1, 2010, when its investment advisory business was transferred to the Advisor, which became the investment adviser for the Funds. The appointment of the Advisor did not change the Funds’ portfolio management team or investment strategies, the investment advisory fees charged to the Funds or the terms of the Funds’ investment advisory agreements (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010) on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the

88	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Equity Income Fund, Large Cap Growth Fund, Large Cap Value Fund and U.S. Equity Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Disciplined Equity Fund, Dynamic Growth Fund and Growth and Income Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	89

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s performance was in the second, third and third quintiles for Class A and in the second, second and third quintiles for the Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2009, respectively and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Dynamic Growth Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2009, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Equity Income Fund’s performance was in the fifth, third and third quintiles for Class A shares and in the fourth, third and third quintiles for the Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance needs enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Growth and Income Fund’s performance was in the fourth, fifth and fifth quintiles for Class A shares and in the fourth, fifth and fourth quintiles for the Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance needs enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Large Cap Growth Fund’s performance was in the third, first and second quintiles for Class A shares and in the third, first and first quintiles for the Select Class shares for each of the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Large Cap Value Fund’s performance was in the first, third and third quintiles for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Equity Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-, three- and five-year periods ended December 31, 2009, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each

90	J.P. MORGAN LARGE CAP FUNDS	DECEMBER 31, 2010

Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Disciplined Equity Fund’s net advisory fee and actual total expenses for Class A and Select Class shares was in the first quintile of its respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Dynamic Growth Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Equity Income Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Growth and Income Fund’s net advisory fee for Class A and Select Class shares was in the second and third quintiles, respectively and that the actual total expenses for Class A and Select shares were in the fourth and third quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Large Cap Growth Fund’s net advisory fee for both Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Large Cap Value Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Equity Fund’s net advisory fee for both Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2010	J.P. MORGAN LARGE CAP FUNDS	91

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. December 2010.	SAN-LCE-1210

Semi-Annual Report

J.P. Morgan Plus Funds

December 31, 2010 (Unaudited)

JPMorgan U.S. Dynamic Plus Fund

JPMorgan U.S. Large Cap Core Plus Fund

JPMorgan U.S. Large Cap Value Plus Fund

JPMorgan U.S. Research Equity Plus Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

January 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

“Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Last summer, investors’ optimism in the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010. After experiencing a period of volatility towards the end of the summer, however, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the six-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 23.3% from six months prior.

Small caps and growth stocks outpace other style categories

Small cap stocks led the style categories over the past six months (the Russell 2000 Index returned 29.4%, compared to 28.1% and 24.0% as measured by the Russell Mid Cap Index and Russell 1000 Index, respectively). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 26.4% for the six-month reporting period, compared to 21.7% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 30.7%, while the Russell Midcap Value Index returned 25.9%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 32.1%, compared to 26.6%, as of the end of the six-month reporting period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, prompting yields to increase sharply. As of the end of the six-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond rose, from 3.0% to 3.3%. Yields on the 30-year U.S Treasury bond rose from 3.9% to 4.3% as of the end of the period, and the two-year U.S. Treasury note remained flat at 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 1.2%, while the Barclays Capital High Yield Index returned 10.2%, and the Barclays Capital Emerging Markets Index returned 6.8% for the six-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO — Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	1

J.P. Morgan Plus Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Stocks in most of the world’s capital markets rallied during the six months ended December 31, 2010. In the United States, investor sentiment was supported by strong corporate earnings, better-than-expected economic data, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

U.S. stocks, as measured by the S&P 500 Index, returned 23.27% for the six months ended December 31, 2010. Among U.S. stocks, large-cap stocks underperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period. The Russell 1000 Index, which is comprised of U.S. large-cap stocks, returned 24.03% for the six months ended December 31, 2010, while the Russell 1000 Growth Index and the Russell 1000 Value Index returned 26.37% and 21.74%, respectively.

2	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	21.17%
S&P 500 Index	23.27%

Net Assets as of 12/31/2010 (In Thousands)	$227,461

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Dynamic Plus Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund underperformed the S&P 500 Index for the six months ended December 31, 2010. The Fund’s stock selection in the financials sector detracted from relative performance, while the Fund’s stock selection in the information technology sector contributed to relative performance.

In the financials sector, the Fund’s long position in investment services company Morgan Stanley detracted from relative performance as uncertainty surrounding federal regulation weighed on the stock. The Fund’s short position in Ameriprise Financial, Inc. also detracted from the Fund’s relative performance, as the asset manager and financial planning company reported stronger-than-expected earnings driven by an 89% jump in assets under management.

In the information technology sector, the Fund’s long position in NetApp, Inc. contributed to relative performance. NetApp, Inc. sells external computer-storage systems. The stock rose on investor enthusiasm surrounding the company’s strong competitive position in its fast-growing industry. Another individual contributor to relative performance was the Fund’s long position in Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company that reported strong third-quarter earnings due to historically high copper prices and strong demand from China.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed an investment approach that is rooted in behavioral finance. Behavioral finance examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The Fund’s portfolio managers aimed to capitalize on these market inefficiencies by targeting stocks that they believed were attractively valued and possessed high quality earnings and strong momentum characteristics, seeking stocks with increasing prices that the Fund’s portfolio managers believed would continue to increase.

The investment process uses a combination of quantitative, qualitative and technical tools to identify where and when risk should be taken. The Fund’s portfolio managers ranked 1,000 large cap stocks using proprietary value, momentum and quality factors. After ranking each stock within the overall investment universe, the stocks were also ranked at the individual sector level in an effort to confirm that the stocks were equally as attractive versus their sector peers. Trends in the sector and risk models were used to evaluate the efficacy of the model and monitor for changes in market dynamics. In addition, the Fund’s portfolio managers looked to sell stocks held in the portfolio or short stocks that were overvalued and/or experienced negative momentum, in their view. Technical analysis was used to confirm trades as the Fund’s portfolio managers evaluated relative strength, support and resistance levels. The upside and downside potential for each trade was analyzed in an attempt to concentrate the portfolio in long positions with the highest potential return and least potential loss. The Fund’s average long-to-short exposure during the reporting period was 118% to 18%.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	3

JPMorgan U.S. Dynamic Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	4.6%
2.	Chevron Corp.	2.7
3.	Exxon Mobil Corp.	2.3
4.	Citigroup, Inc.	2.2
5.	International Business Machines Corp.	1.8
6.	Oracle Corp.	1.7
7.	EMC Corp.	1.6
8.	E.l. du Pont de Nemours & Co.	1.6
9.	National Oilwell Varco, Inc.	1.6
10.	Occidental Petroleum Corp.	1.5

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Materials Select Sector SPDR Fund	17.0%
2.	Utilities Select Sector SPDR Fund	9.5
3.	SPDR S&P 500 ETF Trust	7.6
4.	Energy Select Sector SPDR Fund	5.6
5.	Flowserve Corp.	2.9
6.	NYSE Euronext	2.9
7.	Danaher Corp.	2.8
8.	Linear Technology Corp.	2.8
9.	Intuit, Inc.	2.8
10.	Ingersoll-Rand plc, (Ireland)	2.8

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	20.1%
Consumer Discretionary	13.8
Financials	13.8
Energy	12.9
Industrials	10.3
Health Care	7.8
Consumer Staples	7.1
Materials	6.7
Utilities	4.1
Telecommunication Services	2.3
Short-Term Investment	1.1

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Investment Companies	45.1%
Industrials	17.5
Consumer Discretionary	15.2
Information Technology	13.8
Financials	4.2
Materials	2.6
Energy	1.6

*	The return shown is based on net asset value calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2010. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2010. The Fund’s composition is subject to change.

4	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	1/31/06
Without Sales Charge		21.00%	8.62%	(5.14)%	(0.85)%
With Sales Charge**		14.61	2.92	(6.83)	(1.93)
CLASS C SHARES	1/31/06
Without CDSC		20.67	8.10	(5.61)	(1.34)
With CDSC***		19.67	7.10	(5.61)	(1.34)
SELECT CLASS SHARES	1/31/06	21.17	8.90	(4.90)	(0.60)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (1/31/06 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on January 31, 2006.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Dynamic Plus Fund, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from January 31, 2006 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends, capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Extended U.S. Large-Cap Core Funds Average represents the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	5

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	23.42%
S&P 500 Index	23.27%

Net Assets as of 12/31/2010 (In Thousands)	$6,553,397

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Core Plus Fund (the “Fund”) seeks to provide a high total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the S&P 500 Index for the six months ended December 31, 2010. The Fund’s stock selection in the basic materials and industrial cyclical sectors contributed to relative performance, while the Fund’s stock selection in the media and systems hardware sectors detracted from relative performance.

Individual contributors to relative performance included the Fund’s long positions in Freeport-McMoRan Copper & Gold, Inc. and Johnson Controls, Inc. Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong third-quarter earnings due to historically high copper prices and strong demand from China. Auto parts manufacturer Johnson Controls, Inc. benefited from recovering demand for automobiles. The Fund’s short position in Lockheed Martin Corp. also contributed to relative performance, as the aerospace and defense stock declined on concerns about federal budget cuts for defense spending.

Individual detractors from relative performance included the Fund’s long positions in Hewlett-Packard Co. and EOG Resources, Inc. Shares of Hewlett-Packard Co. declined following the unexpected resignation of the company’s chief executive officer. Investor concerns about competition with Apple

Inc. in the mobile computer market also weighed on the stock. Shares of EOG Resources, Inc. underperformed as the oil and gas operations company faced short-term challenges in its effort to apply its natural gas extraction technology to the extraction of oil from shale. The Fund’s short position in United States Steel Corp. also detracted from relative performance as the company benefited from recovering U.S. steel demand, sending the stock higher.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. As a result of the Fund’s bottom-up fundamental approach to stock selection, the Fund had a modest tilt toward cyclical stocks, favoring high quality companies with large multi-national businesses. In addition, the Fund’s portfolio managers increased the Fund’s exposure to the energy sector during the end of September 2010, investing in companies that they believed were well positioned to benefit from rising oil prices.

Overall, the Fund’s portfolio managers aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The Fund was managed to be nearly 100% invested in the stock market at all times. The average long-to-short exposure over the period was 120% to 20%. In addition, the Fund’s turnover was lower than it has been in recent reporting periods, largely due to reduced market volatility.

6	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	3.2%
2.	Exxon Mobil Corp.	2.8
3.	Microsoft Corp.	2.5
4.	Cisco Systems, Inc.	2.4
5.	Time Warner, Inc.	2.3
6.	Freeport-McMoRan Copper & Gold, Inc.	2.3
7.	United Technologies Corp.	2.1
8.	Procter & Gamble Co. (The)	2.0
9.	Johnson Controls, Inc.	2.0
10.	E.l. du Pont de Nemours & Co.	2.0

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Linear Technology Corp.	4.7%
2.	Eli Lilly & Co.	4.2
3.	Lockheed Martin Corp.	3.9
4.	Dover Corp.	3.3
5.	Tenaris S.A., (Luxembourg), ADR	3.0
6.	FedEx Corp.	2.9
7.	Ford Motor Co.	2.8
8.	Eaton Corp.	2.4
9.	AK Steel Holding Corp.	2.4
10.	Microchip Technology, Inc.	2.4

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	18.5%
Consumer Discretionary	13.4
Financials	13.0
Energy	12.6
Health Care	10.0
Industrials	9.6
Consumer Staples	7.7
Materials	6.4
Utilities	3.4
Telecommunication Services	2.8
Short-Term Investment	2.6

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Industrials	26.2%
Information Technology	12.9
Health Care	12.1
Consumer Discretionary	10.0
Energy	9.5
Materials	9.1
Financials	7.9
Utilities	6.7
Consumer Staples	4.9
Investment Company	0.7

*	The return shown is based on net asset value calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2010. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	7

JPMorgan U.S. Large Cap Core Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	11/1/05
Without Sales Charge		23.29%	13.95%	6.89%	7.67%
With Sales Charge**		16.79	7.98	5.74	6.55
CLASS C SHARES	11/1/05
Without CDSC		22.97	13.35	6.36	7.13
With CDSC***		21.97	12.35	6.36	7.13
CLASS R2 SHARES	11/3/08	23.10	13.62	6.77	7.56
CLASS R5 SHARES	5/15/06	23.57	14.42	7.36	8.14
SELECT CLASS SHARES	11/1/05	23.42	14.19	7.15	7.93

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/1/05 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 1, 2005.

Returns for the Class R5 Shares prior to its inception date are based on the performance of Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

Returns for Class R2 Shares prior to its inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan U.S. Large Cap Core Plus Fund, the S&P 500 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from November 1, 2005 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance for the indices reflects an initial investment at the end of the month closest to the Fund’s inception. The per-

formance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Lipper Extended U.S. Large-Cap Core Funds Average is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

JPMorgan U.S. Large Cap Value Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	21.47%
Russell 1000 Value Index	21.74%

Net Assets as of 12/31/2010 (In Thousands)	$62,718

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Large Cap Value Plus Fund (the “Fund”) seeks long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Value Index for the six months ended December 31, 2010. The Fund’s stock selection in the technology and energy sectors detracted from relative performance, while the Fund’s industrial cyclical and basic materials holdings contributed to relative performance.

Individual detractors in the technology sector included the Fund’s long position in Hewlett-Packard Co. and short position in Cypress Semiconductor Corp. Shares of Hewlett-Packard Co. declined following the unexpected resignation of the company’s chief executive officer. Investor concerns about competition with Apple Inc. in the mobile computer market also weighed on the stock. Shares of Cypress Semiconductor Corp. rose on the semiconductor manufacturer’s strong third-quarter earnings and its announcement of a stock buyback.

Individual detractors in the energy sector included the Fund’s long position in EOG Resources, Inc. Shares of EOG Resources, Inc. underperformed as the oil and gas operations company faced short-term challenges in its effort to apply its natural gas extraction technology to the extraction of oil from shale.

Individual contributors in the industrial cyclical sector included the Fund’s long position in Deere & Co. Shares of Deere & Co. gained after the construction and agricultural machinery company reported strong third-quarter earnings and raised its dividend.

In the basic materials sector, the Fund’s long positions in Freeport-McMoRan Copper & Gold, Inc. and E.I. du Pont de Nemours & Co. (“DuPont”) were top individual contributors. The copper and gold mining company reported strong third-quarter earnings due to historically high copper prices and strong demand from China. Shares of chemical manufacturer DuPont rose as the company posted better-than-expected third-quarter profit.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers combined a bottom-up fundamental approach to stock selection with a systematic valuation process. Overall, the Fund’s portfolio managers looked to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks for short positions. The Fund was managed to be nearly 100% invested in the stock market at all times. The average long-to-short exposure over the period was 115% to 15%.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	9

JPMorgan U.S. Large Cap Value Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Wells Fargo & Co.	3.5%
2.	Chevron Corp.	3.0
3.	Merck & Co., Inc.	3.0
4.	Procter & Gamble Co. (The)	2.7
5.	Citigroup, Inc.	2.2
6.	Verizon Communications, Inc.	2.2
7.	Microsoft Corp.	2.1
8.	E.l. du Pont de Nemours & Co.	2.1
9.	ConocoPhillips	1.9
10.	Goldman Sachs Group, Inc. (The)	1.9

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Rockwell Automation, Inc.	3.7%
2.	Linear Technology Corp.	3.5
3.	AK Steel Holding Corp.	2.4
4.	Praxair, Inc.	2.4
5.	Texas Instruments, Inc.	2.3
6.	Ford Motor Co.	2.2
7.	Starbucks Corp.	2.2
8.	Caterpillar, Inc.	2.0
9.	Amgen, Inc.	2.0
10.	Tesoro Corp.	2.0

LONG POSITION PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.1%
Health Care	12.6
Energy	12.5
Consumer Discretionary	11.4
Industrials	9.1
Information Technology	8.4
Consumer Staples	6.2
Materials	5.7
Utilities	4.3
Telecommunication Services	3.7

SHORT POSITION PORTFOLIO COMPOSITION BY SECTOR****
Financials	17.3%
Information Technology	14.9
Industrials	14.7
Materials	13.3
Consumer Discretionary	12.2
Utilities	10.2
Health Care	10.1
Energy	5.6
Consumer Staples	1.7

*	The return shown is based on net asset value calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2010. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2010. The Fund’s composition is subject to change.

10	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	11/30/07
Without Sales Charge		21.35%	11.82%	(3.00)%	(3.51)%
With Sales Charge**		14.96	5.95	(4.72)	(5.18)
CLASS C SHARES	11/30/07
Without CDSC		21.07	11.27	(3.48)	(3.98)
With CDSC***		20.07	10.27	(3.48)	(3.98)
CLASS R5 SHARES	11/30/07	21.71	12.39	(2.57)	(3.06)
SELECT CLASS SHARES	11/30/07	21.47	12.15	(2.75)	(3.26)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/30/07 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 30, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan U.S. Large Cap Value Plus Fund, the Russell 1000 Value Index and the Lipper Long/Short Equity Funds Index from November 30, 2007 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Long/ Short Equity Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index in an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Long/Short Equity Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	11

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	23.12%
Russell 1000 Index	24.03%

Net Assets as of 12/31/2010 (In Thousands)	$10,790

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Research Equity Plus Fund (the “Fund”) seeks to provide total return from a portfolio of selected equity securities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the real estate investment trusts and energy sectors detracted from relative performance, while the Fund’s stock selection in the industrial cyclical and basic materials sectors contributed to relative performance.

Individual detractors from relative performance included the Fund’s long position in EOG Resources, Inc and short positions in Potash Corp. of Saskatchewan Inc. and Atmel Corp. Shares of EOG Resources, Inc. declined as the oil and gas operations company faced short-term challenges in its effort to apply its natural gas extraction technology to the extraction of oil from shale. Shares of Potash Corp. of Saskatchewan Inc., an integrated fertilizer and related industrial and feed products company, benefited from investor speculation about a potential takeover bid for the company. Shares of semiconductor manufacturer Atmel Corp. rose after the company reported strong earnings.

Individual contributors to relative performance included the Fund’s long positions in Freeport-McMoRan Copper & Gold, Inc. and PACCAR, Inc. Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong third-quarter earnings due to historically high copper prices and strong demand from China. PACCAR, Inc., a provider of components for truck engines, reported strong earnings due to recovering demand in North America as trucking companies replaced their aging truck fleets. The Fund’s short position in Lockheed Martin Corp. also contributed to relative performance, as the aerospace and defense stock declined on concerns about federal budget cuts for defense spending.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio manager employed a bottom-up fundamental approach to stock selection, rigorously researching companies to determine their underlying value and potential for future earnings growth. The Fund’s portfolio manager took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. Overall, the Fund’s portfolio manager aimed to take advantage of mispriced stocks that appeared attractive relative to fair value for long positions, and looked for overvalued stocks in which to take short positions. The Fund was managed to be nearly 100% invested in the stock market at all times. The average long-to-short exposure over the period was 132% to 32%.

12	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

TOP TEN LONG POSITIONS OF THE PORTFOLIO***
1.	Apple, Inc.	2.2%
2.	Exxon Mobil Corp.	1.8
3.	Chevron Corp.	1.8
4.	Time Warner, Inc.	1.7
5.	General Mills, Inc.	1.6
6.	Freeport-McMoRan Copper & Gold, Inc.	1.6
7.	Procter & Gamble Co. (The)	1.6
8.	United Technologies Corp.	1.5
9.	Microsoft Corp.	1.5
10.	E.l. du Pont de Nemours & Co.	1.4

TOP TEN SHORT POSITIONS OF THE PORTFOLIO****
1.	Linear Technology Corp.	4.3%
2.	Microchip Technology, Inc.	3.7
3.	Texas Instruments, Inc.	3.4
4.	Hershey Co. (The)	2.6
5.	Tenaris S.A., (Luxembourg), ADR	2.6
6.	Praxair, Inc.	2.5
7.	H.J. Heinz Co.	2.4
8.	Principal Financial Group, Inc.	2.4
9.	ASML Holding N.V., (Netherlands)	2.3
10.	Altria Group, Inc.	2.2

LONG POSITIONS PORTFOLIO COMPOSITION BY SECTOR***
Financials	18.3%
Information Technology	17.4
Consumer Discretionary	12.3
Industrials	11.0
Consumer Staples	10.0
Energy	8.9
Health Care	8.3
Materials	5.6
Utilities	4.7
Telecommunication Services	2.9
U.S. Treasury Obligations	0.1
Short-Term Investment	0.5

SHORT POSITIONS PORTFOLIO COMPOSITION BY SECTOR****
Financials	28.2%
Information Technology	21.0
Consumer Staples	11.6
Industrials	10.3
Materials	7.8
Utilities	7.2
Energy	6.2
Consumer Discretionary	6.1
Health Care	1.6

*	The return shown is based on net asset value calculated for share holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total long investments as of December 31, 2010. The Fund’s composition is subject to change.
****	Percentages indicated are based upon total short investments as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	13

JPMorgan U.S. Research Equity Plus Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	SINCE INCEPTION
CLASS A SHARES	4/1/10
Without Sales Charge		22.93%	6.62%
With Sales Charge**		16.48	1.03
CLASS C SHARES	4/1/10
Without CDSC		22.71	6.27
With CDSC***		21.71	5.27
CLASS R2 SHARES	4/1/10	22.82	6.44
CLASS R5 SHARES	4/1/10	23.29	7.01
SELECT CLASS SHARES	4/1/10	23.12	6.87

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

LIFE OF FUND PERFORMANCE (4/1/10 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on April 1, 2010.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan U.S. Research Equity Plus Fund, the Russell 1000 Index and the Lipper Extended U.S. Large-Cap Core Funds Average from April 1, 2010 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Extended U.S. Large-Cap Core Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index, which measures the performance of the 1000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Extended U.S. Large-Cap Core Funds Average is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial Investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 118.5% (j)
	Common Stocks — 117.2%
	Consumer Discretionary — 16.4%
	Auto Components — 0.5%
68	Dana Holding Corp. (a)	1,178

	Automobiles — 1.6%
211	Ford Motor Co. (a)	3,536

	Hotels, Restaurants & Leisure — 1.1%
79	Wyndham Worldwide Corp.	2,379

	Internet & Catalog Retail — 1.8%
14	Amazon.com, Inc. (a) (m)	2,445
4	priceline.com, Inc. (a)	1,518

		3,963

	Media — 5.1%
134	CBS Corp. (Non-Voting), Class B	2,558
56	Comcast Corp., Class A	1,237
111	Interpublic Group of Cos., Inc. (The) (a)	1,177
42	Time Warner Cable, Inc.	2,754
99	Viacom, Inc., Class B	3,929

		11,655

	Multiline Retail — 3.3%
40	Family Dollar Stores, Inc.	1,989
97	Macy’s, Inc.	2,467
52	Target Corp.	3,136

		7,592

	Specialty Retail — 3.0%
34	Advance Auto Parts, Inc. (m)	2,256
116	Foot Locker, Inc.	2,282
77	Limited Brands, Inc.	2,354

		6,892

	Total Consumer Discretionary	37,195

	Consumer Staples — 8.5%
	Beverages — 3.4%
46	Coca-Cola Co. (The)	3,045
108	Constellation Brands, Inc., Class A (a)	2,394
66	Dr. Pepper Snapple Group, Inc.	2,324

		7,763

	Food & Staples Retailing — 1.6%
59	Kroger Co. (The)	1,312
40	Wal-Mart Stores, Inc.	2,183

		3,495

	Household Products — 1.6%
57	Procter & Gamble Co. (The)	3,676

SHARES	SECURITY DESCRIPTION	VALUE($)

	Personal Products — 0.5%
17	Herbalife Ltd., (Cayman Islands)	1,135

	Tobacco — 1.4%
54	Philip Morris International, Inc.	3,163

	Total Consumer Staples	19,232

	Energy — 15.3%
	Energy Equipment & Services — 3.6%
30	Baker Hughes, Inc.	1,743
76	Complete Production Services, Inc. (a)	2,249
62	National Oilwell Varco, Inc.	4,177

		8,169

	Oil, Gas & Consumable Fuels — 11.7%
105	Arch Coal, Inc.	3,664
80	Chevron Corp.	7,316
86	Exxon Mobil Corp.	6,301
36	Murphy Oil Corp.	2,669
40	Occidental Petroleum Corp.	3,969
118	Valero Energy Corp.	2,727

		26,646

	Total Energy	34,815

	Financials — 16.3%
	Capital Markets — 2.5%
1	Affiliated Managers Group, Inc. (a) (m)	109
66	Ameriprise Financial, Inc.	3,819
10	Goldman Sachs Group, Inc. (The)	1,716
3	Legg Mason, Inc.	100

		5,744

	Commercial Banks — 1.4%
105	Wells Fargo & Co.	3,240

	Consumer Finance — 1.8%
63	Capital One Financial Corp.	2,668
73	Discover Financial Services	1,345

		4,013

	Diversified Financial Services — 5.4%
204	Bank of America Corp.	2,720
1,274	Citigroup, Inc. (a)	6,025
154	NASDAQ OMX Group, Inc. (The) (a)	3,653

		12,398

	Insurance — 4.1%
26	ACE Ltd., (Switzerland)	1,600
13	Everest Re Group Ltd., (Bermuda)	1,136
47	Lincoln National Corp.	1,299
40	MetLife, Inc.	1,792

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	15

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Insurance — Continued
38	Torchmark Corp.	2,275
53	Unum Group	1,286

		9,388

	Real Estate Investment Trusts (REITs) — 1.1%
93	Apartment Investment & Management Co., Class A	2,410

	Total Financials	37,193

	Health Care — 9.3%
	Biotechnology — 1.1%
37	Biogen Idec, Inc. (a)	2,501

	Health Care Providers & Services — 2.3%
22	Humana, Inc. (a)	1,217
53	UnitedHealth Group, Inc.	1,919
47	Universal Health Services, Inc., Class B	2,035

		5,171

	Pharmaceuticals — 5.9%
33	Endo Pharmaceuticals Holdings, Inc. (a)	1,167
73	Forest Laboratories, Inc. (a)	2,334
62	Merck & Co., Inc.	2,224
63	Mylan, Inc. (a)	1,329
161	Pfizer, Inc.	2,815
69	Watson Pharmaceuticals, Inc. (a)	3,574

		13,443

	Total Health Care	21,115

	Industrials — 12.1%
	Aerospace & Defense — 0.9%
37	Honeywell International, Inc.	1,956

	Airlines — 1.5%
146	United Continental Holdings, Inc. (a)	3,477

	Construction & Engineering — 1.5%
111	KBR, Inc.	3,397

	Machinery — 7.0%
67	AGCO Corp. (a) (m)	3,408
25	Eaton Corp.	2,558
33	Joy Global, Inc.	2,863
21	Navistar International Corp. (a)	1,216
30	Parker Hannifin Corp.	2,591
71	Timken Co.	3,395

		16,031

	Road & Rail — 1.2%
43	CSX Corp.	2,778

	Total Industrials	27,639

SHARES	SECURITY DESCRIPTION	VALUE($)

	Information Technology — 23.8%
	Communications Equipment — 0.5%
20	Research In Motion Ltd., (Canada) (a)	1,151

	Computers & Peripherals — 8.6%
38	Apple, Inc. (a)	12,323
110	Dell, Inc. (a)	1,487
190	EMC Corp. (a)	4,356
28	SanDisk Corp. (a)	1,371

		19,537

	Electronic Equipment, Instruments & Components — 2.0%
65	Tyco Electronics Ltd., (Switzerland)	2,311
152	Vishay Intertechnology, Inc. (a)	2,225

		4,536

	Internet Software & Services — 2.7%
5	Google, Inc., Class A (a)	2,939
111	IAC/InterActiveCorp. (a)	3,200

		6,139

	IT Services — 3.1%
47	Accenture plc, (Ireland), Class A	2,284
33	International Business Machines Corp.	4,823

		7,107

	Office Electronics — 0.6%
123	Xerox Corp.	1,423

	Semiconductors & Semiconductor Equipment — 2.7%
61	Broadcom Corp., Class A	2,674
22	Lam Research Corp. (a)	1,129
37	Novellus Systems, Inc. (a)	1,205
154	RF Micro Devices, Inc. (a)	1,133

		6,141

	Software — 3.6%
123	Microsoft Corp.	3,422
150	Oracle Corp.	4,688

		8,110

	Total Information Technology	54,144

	Materials — 8.0%
	Chemicals — 4.5%
21	CF Industries Holdings, Inc.	2,784
87	E.l. du Pont de Nemours & Co.	4,335
31	PPG Industries, Inc.	2,610
24	Solutia, Inc. (a)	563

		10,292

	Containers & Packaging — 1.1%
35	Ball Corp.	2,402

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Metals & Mining — 1.8%
29	Freeport-McMoRan Copper & Gold, Inc.	3,493
28	Stillwater Mining Co. (a)	596

		4,089

	Paper & Forest Products — 0.6%
51	International Paper Co.	1,387

	Total Materials	18,170

	Telecommunication Services — 2.7%
	Diversified Telecommunication Services — 2.4%
112	AT&T, Inc. (m)	3,282
6	CenturyLink, Inc.	271
53	Verizon Communications, Inc.	1,905

		5,458

	Wireless Telecommunication Services — 0.3%
8	American Tower Corp., Class A (a)	402
57	Sprint Nextel Corp. (a)	242

		644

	Total Telecommunication Services	6,102

	Utilities — 4.8%
	Electric Utilities — 2.6%
15	American Electric Power Co., Inc.	556
43	Duke Energy Corp.	757
10	Edison International	405
6	Entergy Corp.	412
21	Exelon Corp.	875
10	FirstEnergy Corp.	370
13	NextEra Energy, Inc.	694
6	Northeast Utilities	176
15	PPL Corp.	394
9	Progress Energy, Inc.	397
26	Southern Co.	1,003

		6,039

	Gas Utilities — 0.1%
3	Oneok, Inc.	185

	Independent Power Producers & Energy Traders — 0.3%
22	AES Corp. (The) (a) (m)	269
7	Constellation Energy Group, Inc.	203
9	NRG Energy, Inc. (a)	168

		640

	Multi-Utilities — 1.8%
8	Ameren Corp.	215
13	CenterPoint Energy, Inc.	211
9	Consolidated Edison, Inc.	450
19	Dominion Resources, Inc.	812

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — Continued
5	DTE Energy Co.	234
9	NiSource, Inc.	165
12	PG&E Corp.	563
16	Public Service Enterprise Group, Inc.	524
7	Sempra Energy	385
4	Wisconsin Energy Corp.	225
15	Xcel Energy, Inc.	347

		4,131

	Total Utilities	10,995

	Total Common Stocks (Cost $236,081)	266,600

	Short-Term Investment — 1.3%
	Investment Company — 1.3%
2,884	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $2,884)	2,884

	Total Investments — 118.5% (Cost $238,965)	269,484
	Liabilities in Excess of Other Assets — (18.5)%	(42,023)

	NET ASSETS — 100.0%	$227,461

Short Positions — 18.3%
	Common Stocks — 10.0%
	Consumer Discretionary — 2.7%
	Hotels, Restaurants & Leisure — 0.2%
33	International Game Technology	584

	Media — 0.5%
39	News Corp., Class A	572
11	Scripps Networks Interactive, Inc., Class A	562

		1,134

	Multiline Retail — 0.7%
20	Big Lots, Inc. (a)	602
27	Nordstrom, Inc.	1,136

		1,738

	Specialty Retail — 0.8%
24	Aeropostale, Inc. (a)	600
25	Staples, Inc.	565
13	TJX Cos., Inc.	581

		1,746

	Textiles, Apparel & Luxury Goods — 0.5%
13	V.F. Corp.	1,103

	Total Consumer Discretionary	6,305

SEE NOTES TO FINANCIALS STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	17

JPMorgan U.S. Dynamic Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Energy — 0.3%
	Oil, Gas & Consumable Fuels — 0.3%
11	Alpha Natural Resources, Inc. (a)	654

	Financials — 0.8%
	Diversified Financial Services — 0.5%
40	NYSE Euronext	1,187

	Insurance — 0.3%
29	Progressive Corp. (The)	576

	Total Financials	1,763

	Industrials — 3.2%
	Aerospace & Defense — 0.3%
10	Rockwell Collins, Inc.	571

	Airlines — 0.2%
44	Southwest Airlines Co.	567

	Building Products — 0.4%
27	Owens Corning (a)	854

	Machinery — 2.1%
25	Danaher Corp.	1,175
10	Flowserve Corp.	1,216
25	Ingersoll-Rand plc, (Ireland)	1,158
20	PACCAR, Inc.	1,154

		4,703

	Professional Services — 0.2%
9	Manpower, Inc.	548

	Total Industrials	7,243

	Information Technology — 2.5%
	Electronic Equipment, Instruments & Components — 0.5%
11	Amphenol Corp., Class A	565
8	Dolby Laboratories, Inc., Class A (a)	520

		1,085

SHARES	SECURITY DESCRIPTION	VALUE($)

	IT Services — 0.2%
31	Western Union Co. (The)	578

	Semiconductors & Semiconductor Equipment — 1.3%
40	Applied Materials, Inc.	568
34	Linear Technology Corp.	1,172
39	Xilinx, Inc.	1,142

		2,882

	Software — 0.5%
24	Intuit, Inc. (a)	1,170

	Total Information Technology	5,715

	Materials — 0.5%
	Chemicals — 0.5%
11	Ashland, Inc.	539
6	Praxair, Inc.	554

	Total Materials	1,093

	Total Common Stocks (Cost $21,860)	22,773

	Investment Companies — 8.3%
30	Consumer Discretionary Select Sector SPDR Fund	1,137
34	Energy Select Sector SPDR Fund	2,334
183	Materials Select Sector SPDR Fund	7,044
25	SPDR S&P 500 ETF Trust	3,147
44	Technology Select Sector SPDR Fund	1,111
125	Utilities Select Sector SPDR Fund	3,927

	Total Investment Companies (Cost $17,763)	18,700

	Total Short Positions (Proceeds $39,623)	$41,473

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — 120.7% (j)
	Common Stocks — 117.5%
	Consumer Discretionary — 16.1%
	Auto Components — 2.4%
4,147	Johnson Controls, Inc.	158,429

	Automobiles — 1.8%
3,131	General Motors Co. (a)	115,407

	Hotels, Restaurants & Leisure — 2.3%
1,332	Carnival Corp.	61,417
258	Darden Restaurants, Inc.	11,969
700	International Game Technology	12,375
89	Marriott International, Inc., Class A	3,682
233	Starwood Hotels & Resorts Worldwide, Inc.	14,166
1,001	Yum! Brands, Inc.	49,105

		152,714

	Household Durables — 0.3%
283	Lennar Corp., Class A	5,314
21	NVR, Inc. (a)	14,605

		19,919

	Internet & Catalog Retail — 1.3%
472	Amazon.com, Inc. (a)	84,962

	Media — 5.2%
1,081	CBS Corp. (Non-Voting), Class B	20,599
1,689	Comcast Corp., Class A	37,105
307	DIRECTV, Class A (a)	12,251
1,926	Gannett Co., Inc.	29,071
5,602	Time Warner, Inc.	180,219
1,680	Walt Disney Co. (The)	63,005

		342,250

	Multiline Retail — 0.5%
352	Kohl’s Corp. (a)	19,130
266	Target Corp.	16,016

		35,146

	Specialty Retail — 2.2%
218	Advance Auto Parts, Inc.	14,403
72	AutoZone, Inc. (a)	19,523
2,458	Lowe’s Cos., Inc.	61,651
1,865	Staples, Inc.	42,457
129	TJX Cos., Inc.	5,708
81	Urban Outfitters, Inc. (a)	2,907

		146,649

	Textiles, Apparel & Luxury Goods — 0.1%
36	V.F. Corp.	3,065

	Total Consumer Discretionary	1,058,541

SHARES	SECURITY DESCRIPTION	VALUE($)

	Consumer Staples — 9.3%
	Beverages — 2.4%
1,584	Coca-Cola Co. (The)	104,193
830	PepsiCo, Inc.	54,230

		158,423

	Food & Staples Retailing — 1.9%
807	CVS Caremark Corp.	28,055
774	Kroger Co. (The)	17,304
1,935	Sysco Corp.	56,896
231	Walgreen Co.	8,981
165	Wal-Mart Stores, Inc.	8,885

		120,121

	Food Products — 1.5%
831	Campbell Soup Co.	28,885
1,229	General Mills, Inc.	43,735
527	Kellogg Co.	26,900

		99,520

	Household Products — 2.8%
300	Colgate-Palmolive Co.	24,096
2,483	Procter & Gamble Co. (The)	159,723

		183,819

	Tobacco — 0.7%
720	Altria Group, Inc.	17,722
515	Philip Morris International, Inc.	30,140

		47,862

	Total Consumer Staples	609,745

	Energy — 15.2%
	Energy Equipment & Services — 2.3%
765	Baker Hughes, Inc.	43,763
258	Cameron International Corp. (a)	13,090
289	Halliburton Co.	11,795
585	Rowan Cos., Inc. (a)	20,439
760	Schlumberger Ltd.	63,478

		152,565

	Oil, Gas & Consumable Fuels — 12.9%
299	Anadarko Petroleum Corp.	22,809
918	Apache Corp.	109,410
1,499	Chevron Corp.	136,817
495	ConocoPhillips	33,739
732	Devon Energy Corp.	57,431
868	EOG Resources, Inc.	79,371
3,029	Exxon Mobil Corp.	221,484
365	Noble Energy, Inc.	31,438

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	19

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Oil, Gas & Consumable Fuels — Continued
1,525	Occidental Petroleum Corp.	149,575

		842,074

	Total Energy	994,639

	Financials — 15.7%
	Capital Markets — 3.9%
839	Goldman Sachs Group, Inc. (The)	141,058
1,056	Invesco Ltd.	25,397
1,645	Morgan Stanley	44,769
410	State Street Corp.	18,995
1,172	TD AMERITRADE Holding Corp.	22,252

		252,471

	Commercial Banks — 3.8%
881	BB&T Corp.	23,156
242	Comerica, Inc.	10,237
3,348	Huntington Bancshares, Inc.	23,002
1,543	Regions Financial Corp.	10,800
244	SVB Financial Group (a)	12,951
1,371	U.S. Bancorp	36,965
4,042	Wells Fargo & Co.	125,264
379	Zions Bancorp	9,182

		251,557

	Consumer Finance — 0.4%
502	American Express Co.	21,557
146	Capital One Financial Corp.	6,222

		27,779

	Diversified Financial Services — 3.6%
8,202	Bank of America Corp.	109,414
21,791	Citigroup, Inc. (a)	103,070
76	CME Group, Inc.	24,519

		237,003

	Insurance — 3.8%
533	ACE Ltd., (Switzerland)	33,187
168	Aflac, Inc.	9,478
328	Berkshire Hathaway, Inc., Class B (a)	26,305
1,387	MetLife, Inc.	61,643
996	Prudential Financial, Inc.	58,504
516	RenaissanceRe Holdings Ltd., (Bermuda)	32,846
1,096	XL Group plc, (Ireland)	23,912

		245,875

	Real Estate Investment Trusts (REITs) — 0.2%
60	Alexandria Real Estate Equities, Inc.	4,381
110	Camden Property Trust	5,923

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Investment Trusts (REITs) — Continued
60	Simon Property Group, Inc.	5,944

		16,248

	Total Financials	1,030,933

	Health Care — 12.0%
	Biotechnology — 1.8%
73	Alexion Pharmaceuticals, Inc. (a)	5,919
794	Biogen Idec, Inc. (a)	53,216
972	Celgene Corp. (a)	57,504

		116,639

	Health Care Equipment & Supplies — 1.3%
839	Boston Scientific Corp. (a)	6,351
1,733	Covidien plc, (Ireland)	79,108

		85,459

	Health Care Providers & Services — 2.8%
238	Aetna, Inc.	7,249
1,851	Cardinal Health, Inc.	70,897
83	DaVita, Inc. (a)	5,748
377	McKesson Corp.	26,546
454	Medco Health Solutions, Inc. (a)	27,788
699	UnitedHealth Group, Inc.	25,256
397	WellPoint, Inc. (a)	22,559

		186,043

	Life Sciences Tools & Services — 0.4%
424	Thermo Fisher Scientific, Inc. (a)	23,499

	Pharmaceuticals — 5.7%
2,612	Abbott Laboratories	125,133
3,643	Merck & Co., Inc.	131,278
6,815	Pfizer, Inc.	119,336

		375,747

	Total Health Care	787,387

	Industrials — 11.6%
	Aerospace & Defense — 4.5%
2,490	Honeywell International, Inc.	132,353
2,061	United Technologies Corp.	162,221

		294,574

	Electrical Equipment — 0.3%
355	Cooper Industries plc	20,705

	Industrial Conglomerates — 2.7%
697	3M Co.	60,171
3,535	General Electric Co.	64,661
1,292	Tyco International Ltd., (Switzerland)	53,536

		178,368

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Machinery — 1.6%
202	Deere & Co.	16,784
1,279	PACCAR, Inc.	73,455
140	Parker Hannifin Corp.	12,088

		102,327

	Road & Rail — 2.5%
96	CSX Corp.	6,171
2,225	Norfolk Southern Corp.	139,781
179	Union Pacific Corp.	16,624

		162,576

	Total Industrials	758,550

	Information Technology — 22.3%
	Communications Equipment — 4.9%
9,209	Cisco Systems, Inc. (a)	186,289
1,670	Juniper Networks, Inc. (a)	61,648
1,450	QUALCOMM, Inc.	71,769

		319,706

	Computers & Peripherals — 6.1%
790	Apple, Inc. (a)	254,896
2,592	EMC Corp. (a)	59,355
1,675	Hewlett-Packard Co.	70,499
301	SanDisk Corp. (a)	15,012

		399,762

	Electronic Equipment, Instruments & Components — 0.3%
832	Corning, Inc.	16,069

	Internet Software & Services — 0.7%
80	Google, Inc., Class A (a)	47,633

	IT Services — 2.2%
527	Cognizant Technology Solutions Corp., Class A (a)	38,606
229	Genpact Ltd., (Bermuda) (a)	3,478
480	International Business Machines Corp.	70,460
104	MasterCard, Inc., Class A	23,343
111	Visa, Inc., Class A	7,814

		143,701

	Semiconductors & Semiconductor Equipment — 3.4%
1,753	Analog Devices, Inc.	66,020
727	Applied Materials, Inc.	10,218
899	Broadcom Corp., Class A	39,157
1,253	Intersil Corp., Class A	19,126
314	Lam Research Corp. (a)	16,280
154	Marvell Technology Group Ltd., (Bermuda) (a)	2,858
399	Novellus Systems, Inc. (a)	12,888
326	NVIDIA Corp. (a)	5,020
1,870	Xilinx, Inc.	54,190

		225,757

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — 4.7%
437	Adobe Systems, Inc. (a)	13,444
138	Citrix Systems, Inc. (a)	9,456
7,055	Microsoft Corp.	196,988
2,870	Oracle Corp.	89,820

		309,708

	Total Information Technology	1,462,336

	Materials — 7.8%
	Chemicals — 4.6%
357	Air Products & Chemicals, Inc.	32,433
2,514	Dow Chemical Co. (The)	85,841
3,094	E.l. du Pont de Nemours & Co.	154,316
454	Georgia Gulf Corp. (a)	10,916
123	PPG Industries, Inc.	10,374
70	Westlake Chemical Corp.	3,027

		296,907

	Metals & Mining — 3.2%
2,082	Alcoa, Inc.	32,048
1,495	Freeport-McMoRan Copper & Gold, Inc.	179,551

		211,599

	Total Materials	508,506

	Telecommunication Services — 3.3%
	Diversified Telecommunication Services — 2.6%
2,723	AT&T, Inc.	80,010
919	Frontier Communications Corp.	8,939
2,237	Verizon Communications, Inc.	80,037

		168,986

	Wireless Telecommunication Services — 0.7%
189	American Tower Corp., Class A (a)	9,782
9,460	Sprint Nextel Corp. (a)	40,017

		49,799

	Total Telecommunication Services	218,785

	Utilities — 4.2%
	Electric Utilities — 2.4%
409	American Electric Power Co., Inc.	14,707
887	Edison International	34,227
1,044	NextEra Energy, Inc.	54,282
1,306	NV Energy, Inc.	18,343
971	Southern Co.	37,127

		158,686

	Multi-Utilities — 1.5%
590	PG&E Corp.	28,221
713	Public Service Enterprise Group, Inc.	22,672

SEE NOTES TO FINANCIALS STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	21

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Multi-Utilities — Continued
121	SCANA Corp.	4,896
710	Sempra Energy	37,260
237	Xcel Energy, Inc.	5,579

		98,628

	Water Utilities — 0.3%
602	American Water Works Co., Inc.	15,218

	Total Utilities	272,532

	Total Common Stocks (Cost $6,047,851)	7,701,954

	Short-Term Investment — 3.2%
	Investment Company — 3.2%
207,189	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $207,189)	207,189

	Total Investments — 120.7% (Cost $6,255,040)	7,909,143
	Liabilities in Excess of Other Assets — (20.7)%	(1,355,746)

	NET ASSETS — 100.0%	$6,553,397

Short Positions — 20.8%
	Common Stocks — 20.7%
	Consumer Discretionary — 2.1%
	Automobiles — 0.6%
2,310	Ford Motor Co. (a)	38,783

	Hotels, Restaurants & Leisure — 0.1%
92	Choice Hotels International, Inc.	3,515
74	McDonald’s Corp.	5,700

		9,215

	Household Durables — 0.1%
448	Pulte Group, Inc. (a)	3,372

	Internet & Catalog Retail — 0.1%
52	NetFlix, Inc. (a)	9,101

	Media — 0.4%
616	New York Times Co. (The), Class A (a)	6,041
97	Time Warner Cable, Inc.	6,418
382	Viacom, Inc., Class B	15,144

		27,603

	Multiline Retail — 0.1%
138	Dollar General Corp. (a)	4,243

	Specialty Retail — 0.6%
405	Home Depot, Inc.	14,210
194	O’Reilly Automotive, Inc. (a)	11,701
186	Ross Stores, Inc.	11,776

		37,687

SHARES	SECURITY DESCRIPTION	VALUE($)

	Textiles, Apparel & Luxury Goods — 0.1%
96	Phillips-Van Heusen Corp.	6,018

	Total Consumer Discretionary	136,022

	Consumer Staples — 1.0%
	Food & Staples Retailing — 0.3%
371	Whole Foods Market, Inc. (a)	18,769

	Food Products — 0.3%
108	Hershey Co. (The)	5,102
393	Kraft Foods, Inc., Class A	12,396

		17,498

	Household Products — 0.1%
88	Church & Dwight Co., Inc.	6,102

	Personal Products — 0.1%
84	Estee Lauder Cos., Inc. (The), Class A	6,807

	Tobacco — 0.2%
208	Lorillard, Inc.	17,093

	Total Consumer Staples	66,269

	Energy — 2.0%
	Energy Equipment & Services — 1.1%
171	Diamond Offshore Drilling, Inc.	11,441
136	Ensco plc, (United Kingdom), ADR	7,271
323	Noble Corp., (Switzerland)	11,545
844	Tenaris S.A., (Luxembourg), ADR	41,357

		71,614

	Oil, Gas & Consumable Fuels — 0.9%
263	Chesapeake Energy Corp.	6,827
914	Denbury Resources, Inc. (a)	17,439
419	Encana Corp., (Canada)	12,210
422	Marathon Oil Corp.	15,614
84	Southwestern Energy Co. (a)	3,136
70	Ultra Petroleum Corp. (a)	3,344

		58,570

	Total Energy	130,184

	Financials — 1.6%
	Capital Markets — 0.3%
330	Federated Investors, Inc., Class B	8,639
113	Franklin Resources, Inc.	12,578

		21,217

	Commercial Banks — 0.1%
236	SunTrust Banks, Inc.	6,961
49	UMB Financial Corp.	2,030

		8,991

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Insurance — 0.9%
279	AON Corp.	12,814
224	Lincoln National Corp.	6,216
203	Principal Financial Group, Inc.	6,623
104	Torchmark Corp.	6,193
477	Travelers Cos., Inc. (The)	26,579

		58,425

	Real Estate Investment Trusts (REITs) — 0.3%
29	AvalonBay Communities, Inc.	3,219
96	Developers Diversified Realty Corp.	1,345
124	General Growth Properties, Inc.	1,926
54	Highwoods Properties, Inc.	1,711
98	Ventas, Inc.	5,127
239	Weingarten Realty Investors	5,674

		19,002

	Total Financials	107,635

	Health Care — 2.5%
	Biotechnology — 0.3%
76	Genzyme Corp. (a)	5,404
432	Vertex Pharmaceuticals, Inc. (a)	15,144

		20,548

	Health Care Equipment & Supplies — 0.2%
78	Edwards Lifesciences Corp. (a)	6,300
118	Stryker Corp.	6,350

		12,650

	Health Care Providers & Services — 0.5%
519	AmerisourceBergen Corp.	17,706
297	Express Scripts, Inc. (a)	16,047

		33,753

	Life Sciences Tools & Services — 0.3%
188	Life Technologies Corp. (a)	10,445
77	Waters Corp. (a)	5,985

		16,430

	Pharmaceuticals — 1.2%
255	Bristol-Myers Squibb Co.	6,758
1,649	Eli Lilly & Co.	57,781
274	Johnson & Johnson	16,916

		81,455

	Total Health Care	164,836

	Industrials — 5.5%
	Aerospace & Defense — 1.9%
300	Boeing Co. (The)	19,575
554	ITT Corp.	28,886

SHARES	SECURITY DESCRIPTION	VALUE($)

	Aerospace & Defense — Continued
769	Lockheed Martin Corp.	53,745
453	Raytheon Co.	20,975

		123,181

	Air Freight & Logistics — 0.7%
419	FedEx Corp.	38,963
113	United Parcel Service, Inc., Class B	8,214

		47,177

	Electrical Equipment — 0.3%
272	Rockwell Automation, Inc.	19,476

	Machinery — 2.1%
293	Caterpillar, Inc.	27,417
770	Dover Corp.	45,026
327	Eaton Corp.	33,184
631	Ingersoll-Rand plc, (Ireland)	29,735

		135,362

	Road & Rail — 0.5%
492	Heartland Express, Inc.	7,877
574	Knight Transportation, Inc.	10,905
600	Werner Enterprises, Inc.	13,563

		32,345

	Total Industrials	357,541

	Information Technology — 2.7%
	Communications Equipment — 0.1%
72	F5 Networks, Inc. (a)	9,345

	Computers & Peripherals — 0.1%
106	NetApp, Inc. (a)	5,815

	Internet Software & Services — 0.2%
444	eBay, Inc. (a)	12,354

	IT Services — 0.1%
304	SAIC, Inc. (a)	4,820

	Semiconductors & Semiconductor Equipment — 2.2%
497	Altera Corp.	17,666
206	ASML Holding N.V., (Netherlands)	7,894
1,847	Linear Technology Corp.	63,876
60	Maxim Integrated Products, Inc.	1,428
950	Microchip Technology, Inc.	32,514
612	Texas Instruments, Inc.	19,874

		143,252

	Total Information Technology	175,586

	Materials — 1.9%
	Chemicals — 0.7%
152	Nalco Holding Co.	4,852
263	OM Group, Inc. (a)	10,122

SEE NOTES TO FINANCIALS STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	23

JPMorgan U.S. Large Cap Core Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Chemicals — Continued
329	Praxair, Inc.	31,419

		46,393

	Metals & Mining — 1.2%
2,009	AK Steel Holding Corp.	32,886
185	Cliffs Natural Resources, Inc.	14,438
111	Nucor Corp.	4,860
434	United States Steel Corp.	25,329

		77,513

	Total Materials	123,906

	Utilities — 1.4%
	Electric Utilities — 0.9%
365	Duke Energy Corp.	6,495
532	Exelon Corp.	22,152
800	FirstEnergy Corp.	29,631

		58,278

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 0.5%
367	Consolidated Edison, Inc.	18,205
352	Dominion Resources, Inc.	15,023

		33,228

	Total Utilities	91,506

	Total Common Stocks (Cost $1,222,410)	1,353,485

	Investment Company — 0.1%
159	iShares Dow Jones U.S. Real Estate Index Fund (Cost $8,412)	8,886

	Total Short Positions (Proceeds $1,230,822)	$1,362,371

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
2,574	E-mini S&P 500	03/18/11	$161,261	$2,460

SEE NOTES TO FINANCIALS STATEMENTS.

24	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 116.8% (j)
		Common Stocks — 116.8%
		Consumer Discretionary — 13.4%
		Auto Components — 1.3%
21		Johnson Controls, Inc.	819

		Automobiles — 1.4%
24		General Motors Co. (a)	873

		Hotels, Restaurants & Leisure — 1.4%
8		Carnival Corp.	351
2		Darden Restaurants, Inc.	93
5		Royal Caribbean Cruises Ltd. (a)	238
3		Starwood Hotels & Resorts Worldwide, Inc.	170

			852

		Household Durables — 0.2%
8		Lennar Corp., Class A	142

		Internet & Catalog Retail — 0.2%
1		Amazon.com, Inc. (a)	108

		Media — 5.8%
5		CBS Corp. (Non-Voting), Class B	102
6		DIRECTV, Class A (a)	249
35		Gannett Co., Inc.	524
6		Time Warner Cable, Inc.	402
42		Time Warner, Inc.	1,348
27		Walt Disney Co. (The)	1,023

			3,648

		Multiline Retail — 0.8%
2		Family Dollar Stores, Inc.	102
2		J.C. Penney Co., Inc.	79
6		Kohl’s Corp. (a)	347

			528

		Specialty Retail — 2.1%
1		Advance Auto Parts, Inc.	77
—	(h)	AutoZone, Inc. (a)	87
23		Lowe’s Cos., Inc.	574
19		Staples, Inc.	424
4		Urban Outfitters, Inc. (a)	133

			1,295

		Textiles, Apparel & Luxury Goods — 0.2%
2		Coach, Inc.	112

		Total Consumer Discretionary	8,377

		Consumer Staples — 7.3%
		Beverages — 0.9%
9		Coca-Cola Co. (The)	590

		Food & Staples Retailing — 2.2%
34		CVS Caremark Corp.	1,188
8		Kroger Co. (The)	179

			1,367

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 1.0%
6	Campbell Soup Co.	221
6	General Mills, Inc.	213
2	JM Smucker Co. (The)	159

		593

	Household Products — 3.2%
31	Procter & Gamble Co. (The)	2,007

	Total Consumer Staples	4,557

	Energy — 14.6%
	Energy Equipment & Services — 1.1%
9	Baker Hughes, Inc.	516
2	Cameron International Corp. (a)	122
2	Rowan Cos., Inc. (a)	61

		699

	Oil, Gas & Consumable Fuels — 13.5%
5	Anadarko Petroleum Corp.	344
11	Apache Corp.	1,265
24	Chevron Corp.	2,216
21	ConocoPhillips	1,400
9	Devon Energy Corp.	689
5	EOG Resources, Inc.	438
2	Noble Energy, Inc.	188
11	Occidental Petroleum Corp.	1,112
5	Peabody Energy Corp.	308
5	Valero Energy Corp.	105
15	Williams Cos., Inc. (The)	378

		8,443

	Total Energy	9,142

	Financials — 30.5%
	Capital Markets — 5.6%
7	Charles Schwab Corp. (The)	121
8	Goldman Sachs Group, Inc. (The)	1,383
3	Janus Capital Group, Inc.	34
33	Morgan Stanley	905
13	State Street Corp.	622
22	TD AMERITRADE Holding Corp.	425

		3,490

	Commercial Banks — 7.7%
23	BB&T Corp.	617
9	Comerica, Inc.	394
4	Fifth Third Bancorp	62
26	Huntington Bancshares, Inc.	181
1	PNC Financial Services Group, Inc.	84
20	Regions Financial Corp.	138
24	U.S. Bancorp	638
84	Wells Fargo & Co.	2,590

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	25

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
	Commercial Banks — Continued
7	Zions Bancorp	159

		4,863

	Consumer Finance — 0.9%
13	Capital One Financial Corp.	541

	Diversified Financial Services — 6.4%
94	Bank of America Corp.	1,258
341	Citigroup, Inc. (a)	1,612
33	KKR Financial Holdings LLC	307
49	North American Financial Holdings, Inc., Class A (a) (e) (f) (i)	828

		4,005

	Insurance — 8.0%
13	ACE Ltd., (Switzerland)	817
18	Aflac, Inc.	1,001
3	Axis Capital Holdings Ltd., (Bermuda)	118
5	Berkshire Hathaway, Inc., Class B (a)	413
6	Genworth Financial, Inc., Class A (a)	73
4	Lincoln National Corp.	124
22	MetLife, Inc.	978
17	Prudential Financial, Inc.	1,000
6	RenaissanceRe Holdings Ltd., (Bermuda)	394
6	XL Group plc, (Ireland)	125

		5,043

	Real Estate Investment Trusts (REITs) — 1.7%
1	Alexandria Real Estate Equities, Inc.	87
15	Annaly Capital Management, Inc.	276
5	BioMed Realty Trust, Inc.	85
1	Camden Property Trust	55
3	Digital Realty Trust, Inc.	161
2	HCP, Inc.	61
38	Lexington Realty Trust	300
4	ProLogis	60

		1,085

	Thrifts & Mortgage Finance — 0.2%
5	New York Community Bancorp, Inc.	98

	Total Financials	19,125

	Health Care — 14.7%
	Biotechnology — 2.4%
12	Biogen Idec, Inc. (a)	826
11	Celgene Corp. (a)	669

		1,495

	Health Care Equipment & Supplies — 0.6%
8	Covidien plc, (Ireland)	354

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 3.6%
2	DaVita, Inc. (a)	148
4	McKesson Corp.	295
3	Medco Health Solutions, Inc. (a)	174
25	UnitedHealth Group, Inc.	918
13	WellPoint, Inc. (a)	717

		2,252

	Life Sciences Tools & Services — 0.3%
4	Thermo Fisher Scientific, Inc. (a)	213

	Pharmaceuticals — 7.8%
22	Abbott Laboratories	1,047
6	Johnson & Johnson	370
61	Merck & Co., Inc.	2,203
74	Pfizer, Inc.	1,296

		4,916

	Total Health Care	9,230

	Industrials — 10.6%
	Aerospace & Defense — 2.4%
12	Honeywell International, Inc.	616
11	United Technologies Corp.	876

		1,492

	Industrial Conglomerates — 1.4%
1	3M Co.	57
18	General Electric Co.	337
12	Tyco International Ltd., (Switzerland)	512

		906

	Machinery — 3.9%
2	Danaher Corp.	85
7	Deere & Co.	583
3	Eaton Corp.	352
4	Joy Global, Inc.	361
8	Navistar International Corp. (a)	443
7	Parker Hannifin Corp.	625

		2,449

	Road & Rail — 2.6%
16	Hertz Global Holdings, Inc. (a)	233
15	Norfolk Southern Corp.	964
5	Union Pacific Corp.	449

		1,646

	Trading Companies & Distributors — 0.3%
5	GATX Corp.	160

	Total Industrials	6,653

	Information Technology — 9.8%
	Communications Equipment — 1.3%
41	Cisco Systems, Inc. (a)	819

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Computers & Peripherals — 1.8%
—	(h)	Apple, Inc. (a)	145
19		Hewlett-Packard Co.	798
3		SanDisk Corp. (a)	171

			1,114

		Electronic Equipment, Instruments & Components — 0.4%
13		Corning, Inc.	245

		IT Services — 0.4%
1		MasterCard, Inc., Class A	247

		Semiconductors & Semiconductor Equipment — 3.4%
7		Analog Devices, Inc.	260
5		Broadcom Corp., Class A	209
7		Intel Corp.	155
28		Intersil Corp., Class A	421
1		Lam Research Corp. (a)	69
12		Marvell Technology Group Ltd., (Bermuda) (a)	223
8		Novellus Systems, Inc. (a)	251
19		Xilinx, Inc.	553

			2,141

		Software — 2.5%
56		Microsoft Corp.	1,555

		Total Information Technology	6,121

		Materials — 6.6%
		Chemicals — 4.4%
3		Air Products & Chemicals, Inc.	264
22		Dow Chemical Co. (The)	764
31		E.l. du Pont de Nemours & Co.	1,537
3		PPG Industries, Inc.	222

			2,787

		Metals & Mining — 2.2%
11		Freeport-McMoRan Copper & Gold, Inc.	1,375

		Total Materials	4,162

		Telecommunication Services — 4.3%
		Diversified Telecommunication Services — 3.1%
13		AT&T, Inc.	385
45		Verizon Communications, Inc.	1,595

			1,980

		Wireless Telecommunication Services — 1.2%
4		Crown Castle International Corp. (a)	171
134		Sprint Nextel Corp. (a)	568

			739

		Total Telecommunication Services	2,719

SHARES		SECURITY DESCRIPTION	VALUE($)

		Utilities — 5.0%
		Electric Utilities — 2.3%
5		Edison International	207
14		NextEra Energy, Inc.	706
29		NV Energy, Inc.	408
4		Southern Co.	150

			1,471

		Multi-Utilities — 1.9%
6		PG&E Corp.	264
4		Public Service Enterprise Group, Inc.	116
10		SCANA Corp.	396
8		Sempra Energy	409
1		Xcel Energy, Inc.	14

			1,199

		Water Utilities — 0.8%
20		American Water Works Co., Inc.	500

		Total Utilities	3,170

		Total Common Stocks (Cost $55,905)	73,256

		Short-Term Investment — 0.0% (g)
		Investment Company — 0.0% (g)
—	(h)	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $—(h))	—	(h)

		Total Investments — 116.8% (Cost $55,905)	73,256
		Liabilities in Excess of Other Assets — (16.8)%	(10,538)

		NET ASSETS — 100.0%	$62,718

Short Positions — 17.6%
		Common Stocks — 17.6%
		Consumer Discretionary — 2.1%
		Automobiles — 0.4%
15		Ford Motor Co. (a)	248

		Hotels, Restaurants & Leisure — 0.5%
3		Marriott International, Inc., Class A	111
7		Starbucks Corp.	241

			352

		Internet & Catalog Retail — 0.1%
–	(h)	NetFlix, Inc. (a)	62

		Media — 0.1%
7		New York Times Co. (The), Class A (a)	67

		Multiline Retail — 0.2%
4		Dollar General Corp. (a)	117

SEE NOTES TO FINANCIALS STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	27

JPMorgan U.S. Large Cap Value Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Specialty Retail — 0.8%
2	Abercrombie & Fitch Co., Class A	124
5	Gap, Inc. (The)	108
4	Home Depot, Inc.	126
2	O’Reilly Automotive, Inc. (a)	146

		504

	Total Consumer Discretionary	1,350

	Consumer Staples — 0.3%
	Personal Products — 0.3%
2	Estee Lauder Cos., Inc. (The), Class A	185

	Energy — 1.0%
	Energy Equipment & Services — 0.6%
1	Diamond Offshore Drilling, Inc.	38
1	Ensco plc, (United Kingdom), ADR	49
4	Tenaris S.A., (Luxembourg), ADR	211
1	Transocean Ltd., (Switzerland) (a)	49

		347

	Oil, Gas & Consumable Fuels — 0.4%
1	Sunoco, Inc.	54
12	Tesoro Corp. (a)	219

		273

	Total Energy	620

	Financials — 3.1%
	Capital Markets — 0.4%
7	Federated Investors, Inc., Class B	178
1	T. Rowe Price Group, Inc.	78

		256

	Commercial Banks — 0.9%
2	Cullen/Frost Bankers, Inc.	126
9	First Horizon National Corp. (a)	101
15	KeyCorp	129
4	SunTrust Banks, Inc.	104
3	UMB Financial Corp.	130

		590

	Insurance — 1.3%
1	Everest Re Group Ltd., (Bermuda)	118
1	Markel Corp. (a)	201
3	Marsh & McLennan Cos., Inc.	93
6	Progressive Corp. (The)	121
2	Torchmark Corp.	125
5	W.R. Berkley Corp.	143

		801

	Real Estate Investment Trusts (REITs) — 0.3%
3	Ventas, Inc.	175

SHARES	SECURITY DESCRIPTION	VALUE($)

	Thrifts & Mortgage Finance — 0.2%
7	Astoria Financial Corp.	93

	Total Financials	1,915

	Health Care — 1.8%
	Biotechnology — 0.6%
4	Amgen, Inc. (a)	220
5	Vertex Pharmaceuticals, Inc. (a)	179

		399

	Health Care Providers & Services — 0.5%
4	AmerisourceBergen Corp.	151
3	Express Scripts, Inc. (a)	163

		314

	Pharmaceuticals — 0.7%
6	Eli Lilly & Co.	199
1	Forest Laboratories, Inc. (a)	45
3	Johnson & Johnson	161

		405

	Total Health Care	1,118

	Industrials — 2.6%
	Air Freight & Logistics — 0.4%
1	FedEx Corp.	67
3	United Parcel Service, Inc., Class B	218

		285

	Electrical Equipment — 0.7%
6	Rockwell Automation, Inc.	414

	Machinery — 1.1%
2	Caterpillar, Inc.	225
3	Dover Corp.	201
2	Illinois Tool Works, Inc.	91
4	Ingersoll-Rand plc, (Ireland)	180

		697

	Road & Rail — 0.4%
7	Heartland Express, Inc.	120
5	Werner Enterprises, Inc.	108

		228

	Total Industrials	1,624

	Information Technology — 2.6%
	Internet Software & Services — 0.2%
3	eBay, Inc. (a)	95

	IT Services — 0.1%
6	Total System Services, Inc.	87

	Office Electronics — 0.2%
13	Xerox Corp.	152

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
	Semiconductors & Semiconductor Equipment — 2.0%
3	ASML Holding N.V., (Netherlands)	106
2	Atheros Communications, Inc. (a)	80
10	Cypress Semiconductor Corp. (a)	179
11	Linear Technology Corp.	389
5	Maxim Integrated Products, Inc.	107
4	Microchip Technology, Inc.	146
8	Texas Instruments, Inc.	256

		1,263

	Software — 0.1%
3	Electronic Arts, Inc. (a)	57

	Total Information Technology	1,654

	Materials — 2.3%
	Chemicals — 1.3%
6	Nalco Holding Co.	185
5	OM Group, Inc. (a)	176
3	Praxair, Inc.	268
2	Sherwin-Williams Co. (The)	142
2	Valspar Corp.	64

		835

	Metals & Mining — 1.0%
16	AK Steel Holding Corp.	270
2	Cliffs Natural Resources, Inc.	155

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
4	United States Steel Corp.	210

		635

	Total Materials	1,470

	Utilities — 1.8%
	Electric Utilities — 1.1%
6	Allegheny Energy, Inc.	157
7	Duke Energy Corp.	119
4	Exelon Corp.	154
3	FirstEnergy Corp.	128
4	Progress Energy, Inc.	152

		710

	Multi-Utilities — 0.4%
2	Consolidated Edison, Inc.	121
4	Dominion Resources, Inc.	150

		271

	Water Utilities — 0.3%
7	Aqua America, Inc.	147

	Total Utilities	1,128

	Total Short Positions (Proceeds $10,089)	$11,064

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIALS STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	29

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — 135.6% (j)
		Common Stocks — 134.8%
		Consumer Discretionary — 16.6%
		Auto Components — 1.2%
3		Johnson Controls, Inc.	127

		Automobiles — 0.4%
1		General Motors Co. (a)	43

		Hotels, Restaurants & Leisure — 2.5%
2		Carnival Corp.	83
1		Darden Restaurants, Inc.	37
2		International Game Technology	34
1		McDonald’s Corp.	57
1		Royal Caribbean Cruises Ltd. (a)	39
—	(h)	Starwood Hotels & Resorts Worldwide, Inc.	10
—	(h)	Yum! Brands, Inc.	14

			274

		Household Durables — 0.5%
—	(h)	D.R. Horton, Inc.	—	(h)
2		Lennar Corp., Class A	30
—	(h)	NVR, Inc. (a)	28

			58

		Internet & Catalog Retail — 1.6%
1		Amazon.com, Inc. (a)	178

		Media — 6.2%
3		CBS Corp. (Non-Voting), Class B	66
1		DIRECTV, Class A (a)	28
1		Discovery Communications, Inc., Class A (a)	51
1		DISH Network Corp., Class A (a)	10
6		Gannett Co., Inc.	87
—	(h)	Time Warner Cable, Inc.	5
8		Time Warner, Inc.	246
5		Walt Disney Co. (The)	172

			665

		Multiline Retail — 1.4%
1		Family Dollar Stores, Inc.	42
1		Kohl’s Corp. (a)	57
1		Macy’s, Inc.	30
—	(h)	Target Corp.	22

			151

		Specialty Retail — 1.8%
—	(h)	AutoZone, Inc. (a)	43
2		GameStop Corp., Class A (a)	37
1		Home Depot, Inc.	35
1		Lowe’s Cos., Inc.	27
2		Staples, Inc.	45
—	(h)	TJX Cos., Inc.	5

			192

SHARES		SECURITY DESCRIPTION	VALUE($)

		Textiles, Apparel & Luxury Goods — 1.0%
1		Coach, Inc.	54
1		NIKE, Inc., Class B	53

			107

		Total Consumer Discretionary	1,795

		Consumer Staples — 13.6%
		Beverages — 2.6%
2		Coca-Cola Co. (The)	101
1		Coca-Cola Enterprises, Inc.	37
2		PepsiCo, Inc.	144

			282

		Food & Staples Retailing — 1.9%
2		CVS Caremark Corp.	76
2		Kroger Co. (The)	56
1		Sysco Corp.	34
1		Wal-Mart Stores, Inc.	35

			201

		Food Products — 4.9%
1		Archer-Daniels-Midland Co.	42
3		Campbell Soup Co.	97
5		ConAgra Foods, Inc.	122
7		General Mills, Inc.	240
1		Kellogg Co.	26

			527

		Household Products — 3.6%
2		Colgate-Palmolive Co.	147
—	(h)	Kimberly-Clark Corp.	2
4		Procter & Gamble Co. (The)	235

			384

		Personal Products — 0.6%
2		Avon Products, Inc.	69

		Total Consumer Staples	1,463

		Energy — 12.1%
		Energy Equipment & Services — 2.1%
1		Baker Hughes, Inc.	70
1		Cameron International Corp. (a)	55
—	(h)	Nabors Industries Ltd., (Bermuda) (a)	8
1		Rowan Cos., Inc. (a)	28
1		Schlumberger Ltd.	69

			230

		Oil, Gas & Consumable Fuels — 10.0%
—	(h)	Anadarko Petroleum Corp.	17
1		Apache Corp.	125
3		Chevron Corp.	257
1		ConocoPhillips	63

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Oil, Gas & Consumable Fuels — Continued
1		Devon Energy Corp.	96
1		EOG Resources, Inc.	93
4		Exxon Mobil Corp.	263
—	(h)	Noble Energy, Inc.	33
1		Occidental Petroleum Corp.	131

			1,078

		Total Energy	1,308

		Financials — 24.8%
		Capital Markets — 2.8%
1		Goldman Sachs Group, Inc. (The)	117
2		Invesco Ltd.	38
3		Morgan Stanley	74
2		State Street Corp.	78

			307

		Commercial Banks — 4.5%
2		BB&T Corp.	41
1		Comerica, Inc.	41
1		Fifth Third Bancorp	9
—	(h)	First Horizon National Corp. (a)	1
6		Huntington Bancshares, Inc.	42
2		Marshall & Ilsley Corp.	11
6		Popular, Inc. (a)	20
6		Regions Financial Corp.	39
—	(h)	SVB Financial Group (a)	16
—	(h)	TCF Financial Corp.	6
1		U.S. Bancorp	40
6		Wells Fargo & Co.	179
2		Zions Bancorp	36

			481

		Consumer Finance — 0.9%
2		American Express Co.	69
1		Capital One Financial Corp.	29

			98

		Diversified Financial Services — 2.8%
12		Bank of America Corp.	159
27		Citigroup, Inc. (a)	127
—	(h)	CME Group, Inc.	10
—	(h)	NYSE Euronext	11

			307

		Insurance — 6.8%
2		ACE Ltd., (Switzerland)	146
2		Aflac, Inc.	97
1		Allstate Corp. (The)	38
—	(h)	Axis Capital Holdings Ltd., (Bermuda)	3

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — Continued
1		Berkshire Hathaway, Inc., Class B (a)	72
1		Everest Re Group Ltd., (Bermuda)	42
3		MetLife, Inc.	116
—	(h)	PartnerRe Ltd., (Bermuda)	5
2		Prudential Financial, Inc.	116
1		RenaissanceRe Holdings Ltd., (Bermuda)	36
3		XL Group plc, (Ireland)	60

			731

		Real Estate Investment Trusts (REITs) — 6.8%
1		Alexandria Real Estate Equities, Inc.	45
3		Brandywine Realty Trust	32
2		BRE Properties, Inc.	74
1		Corporate Office Properties Trust	17
1		Digital Realty Trust, Inc.	58
1		DuPont Fabros Technology, Inc.	31
2		HCP, Inc.	57
1		Health Care REIT, Inc.	29
1		Nationwide Health Properties, Inc.	31
4		Omega Healthcare Investors, Inc.	95
1		Pebblebrook Hotel Trust	15
1		Pennsylvania Real Estate Investment Trust	19
1		Plum Creek Timber Co., Inc.	40
2		Regency Centers Corp.	67
1		Simon Property Group, Inc.	85
7		Strategic Hotels & Resorts, Inc. (a)	36

			731

		Real Estate Management & Development — 0.2%
1		Hudson Pacific Properties, Inc.	16

		Total Financials	2,671

		Health Care — 11.3%
		Biotechnology — 2.7%
1		Alexion Pharmaceuticals, Inc. (a)	47
1		Biogen Idec, Inc. (a)	63
3		Celgene Corp. (a)	148
1		Gilead Sciences, Inc. (a)	32

			290

		Health Care Equipment & Supplies — 1.5%
1		Baxter International, Inc.	37
—	(h)	C.R. Bard, Inc.	26
2		Covidien plc, (Ireland)	77
1		Medtronic, Inc.	23

			163

		Health Care Providers & Services — 2.2%
1		Aetna, Inc.	24

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	31

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Health Care Providers & Services — Continued
1		Cardinal Health, Inc.	52
—	(h)	CIGNA Corp.	3
1		Express Scripts, Inc. (a)	35
—	(h)	Humana, Inc. (a)	19
—	(h)	Medco Health Solutions, Inc. (a)	25
1		UnitedHealth Group, Inc.	45
1		WellPoint, Inc. (a)	31

			234

		Life Sciences Tools & Services — 0.3%
1		Thermo Fisher Scientific, Inc. (a)	34

		Pharmaceuticals — 4.6%
4		Abbott Laboratories	199
5		Merck & Co., Inc.	195
6		Pfizer, Inc.	106

			500

		Total Health Care	1,221

		Industrials — 14.9%
		Aerospace & Defense — 4.3%
3		Honeywell International, Inc.	151
1		Northrop Grumman Corp.	89
3		United Technologies Corp.	222

			462

		Commercial Services & Supplies — 0.1%
1		Republic Services, Inc.	15

		Electrical Equipment — 0.3%
1		Cooper Industries plc	37

		Industrial Conglomerates — 3.9%
1		3M Co.	107
8		General Electric Co.	152
1		Textron, Inc.	18
3		Tyco International Ltd., (Switzerland)	140

			417

		Machinery — 1.9%
3		PACCAR, Inc.	161
—	(h)	Parker Hannifin Corp.	39

			200

		Road & Rail — 4.2%
—	(h)	Canadian National Railway Co., (Canada)	11
3		CSX Corp.	174
2		Norfolk Southern Corp.	128
1		Union Pacific Corp.	136

			449

SHARES		SECURITY DESCRIPTION	VALUE($)

		Trading Companies & Distributors — 0.2%
1		GATX Corp.	27

		Total Industrials	1,607

		Information Technology — 23.6%
		Communications Equipment — 3.6%
7		Cisco Systems, Inc. (a)	139
2		Juniper Networks, Inc. (a)	70
4		QUALCOMM, Inc.	183

			392

		Computers & Peripherals — 4.8%
1		Apple, Inc. (a)	326
3		EMC Corp. (a)	63
2		Hewlett-Packard Co.	65
1		SanDisk Corp. (a)	71

			525

		Electronic Equipment, Instruments & Components — 0.7%
4		Corning, Inc.	73

		Internet Software & Services — 0.4%
—	(h)	Google, Inc., Class A (a)	47

		IT Services — 3.0%
2		Cognizant Technology Solutions Corp., Class A (a)	111
1		Computer Sciences Corp.	25
2		Genpact Ltd., (Bermuda) (a)	27
1		International Business Machines Corp.	104
—	(h)	MasterCard, Inc., Class A	54

			321

		Semiconductors & Semiconductor Equipment — 7.2%
3		Analog Devices, Inc.	119
1		Applied Materials, Inc.	16
2		Broadcom Corp., Class A	108
3		Intel Corp.	69
5		Intersil Corp., Class A	79
1		Lam Research Corp. (a)	73
4		Marvell Technology Group Ltd., (Bermuda) (a)	76
1		Micron Technology, Inc. (a)	10
3		Novellus Systems, Inc. (a)	99
—	(h)	NVIDIA Corp. (a)	3
4		Xilinx, Inc.	122

			774

		Software — 3.9%
2		Adobe Systems, Inc. (a)	49
—	(h)	Citrix Systems, Inc. (a)	31
8		Microsoft Corp.	216

SEE NOTES TO FINANCIALS STATEMENTS.

32	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Long Positions — Continued
		Software — Continued
4		Oracle Corp.	123

			419

		Total Information Technology	2,551

		Materials — 7.6%
		Chemicals — 4.9%
1		Air Products & Chemicals, Inc.	104
3		Dow Chemical Co. (The)	109
4		E.l. du Pont de Nemours & Co.	212
1		Georgia Gulf Corp. (a)	29
—	(h)	Monsanto Co.	9
1		PPG Industries, Inc.	58
—	(h)	Westlake Chemical Corp.	7

			528

		Metals & Mining — 2.7%
2		Alcoa, Inc.	37
2		Freeport-McMoRan Copper & Gold, Inc.	235
—	(h)	Newmont Mining Corp.	8
—	(h)	Vale S.A., (Brazil), ADR	7

			287

		Total Materials	815

		Telecommunication Services — 3.9%
		Diversified Telecommunication Services — 2.2%
2		AT&T, Inc.	60
5		Verizon Communications, Inc.	180

			240

		Wireless Telecommunication Services — 1.7%
—	(h)	American Tower Corp., Class A (a)	18
1		Crown Castle International Corp. (a)	38
30		Sprint Nextel Corp. (a)	128

			184

		Total Telecommunication Services	424

		Utilities — 6.4%
		Electric Utilities — 4.0%
3		American Electric Power Co., Inc.	92
1		Edison International	51
3		NextEra Energy, Inc.	141
—	(h)	Northeast Utilities	5
8		NV Energy, Inc.	118
1		Southern Co.	25

			432

		Multi-Utilities — 1.9%
2		PG&E Corp.	91
2		Public Service Enterprise Group, Inc.	70

SHARES		SECURITY DESCRIPTION	VALUE($)

		Multi-Utilities — Continued
1		Sempra Energy	48
—	(h)	Xcel Energy, Inc.	3

			212

		Water Utilities — 0.5%
2		American Water Works Co., Inc.	50

		Total Utilities	694

		Total Common Stocks (Cost $13,409)	14,549

PRINCIPAL AMOUNT ($)
		U.S. Treasury Obligation — 0.1%
15		U.S. Treasury Note, 1.125%, 06/30/11 (k) (Cost $15)	15
SHARES
		Short-Term Investment — 0.7%
		Investment Company — 0.7%
70		JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $70)	70
		Total Investments — 135.6% (Cost $13,494)	14,634
		Liabilities in Excess of Other Assets — (35.6)%	(3,844)

		NET ASSETS — 100.0%	$10,790

Short Positions — 35.3%
		Common Stocks — 35.3%
		Consumer Discretionary — 2.1%
		Automobiles — 0.1%
1		Ford Motor Co. (a)	10

		Diversified Consumer Services — 0.0% (g)
—	(h)	ITT Educational Services, Inc. (a)	1

		Hotels, Restaurants & Leisure — 0.0% (g)
—	(h)	Cheesecake Factory, Inc. (The) (a)	4

		Media — 2.0%
3		New York Times Co. (The), Class A (a)	28
3		News Corp., Class B	52
—	(h)	Omnicom Group, Inc.	22
1		Scripps Networks Interactive, Inc., Class A	42
—	(h)	Viacom, Inc., Class B	19
—	(h)	Washington Post Co. (The), Class B	53

			216

		Total Consumer Discretionary	231

		Consumer Staples — 4.1%
		Food & Staples Retailing — 0.1%
—	(h)	Whole Foods Market, Inc. (a)	17

		Food Products — 2.2%
2		H.J. Heinz Co.	91
2		Hershey Co. (The)	101

SEE NOTES TO FINANCIALS STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	33

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Food Products — Continued
1		Kraft Foods, Inc., Class A	30
1		Sara Lee Corp.	11

			233

		Household Products — 0.3%
1		Clorox Co.	32

		Personal Products — 0.7%
1		Estee Lauder Cos., Inc. (The), Class A	77

		Tobacco — 0.8%
3		Altria Group, Inc.	82

		Total Consumer Staples	441

		Energy — 2.2%
		Energy Equipment & Services — 1.5%
1		Diamond Offshore Drilling, Inc.	38
—	(h)	Pride International, Inc. (a)	13
2		Tenaris S.A., (Luxembourg), ADR	101
—	(h)	Transocean Ltd., (Switzerland) (a)	8

			160

		Oil, Gas & Consumable Fuels — 0.7%
1		Denbury Resources, Inc. (a)	23
1		Encana Corp., (Canada)	29
—	(h)	Sunoco, Inc.	14
1		Tesoro Corp. (a)	11

			77

		Total Energy	237

		Financials — 10.0%
		Capital Markets — 0.6%
1		Ameriprise Financial, Inc.	30
—	(h)	Federated Investors, Inc., Class B	5
1		Northern Trust Corp.	30

			65

		Commercial Banks — 1.2%
—	(h)	Bank of Hawaii Corp.	22
—	(h)	Commerce Bancshares, Inc.	11
—	(h)	Cullen/Frost Bankers, Inc.	22
1		KeyCorp	8
1		UMB Financial Corp.	24
2		Valley National Bancorp	22
—	(h)	Westamerica Bancorp	19

			128

		Insurance — 2.9%
—	(h)	American International Group, Inc. (a)	25
—	(h)	Chubb Corp.	24
1		Lincoln National Corp.	26

SHARES		SECURITY DESCRIPTION	VALUE($)

		Insurance — Continued
1		Marsh & McLennan Cos., Inc.	35
3		Principal Financial Group, Inc.	91
1		Progressive Corp. (The)	18
1		Travelers Cos., Inc. (The)	41
2		W.R. Berkley Corp.	55

			315

		Real Estate Investment Trusts (REITs) — 5.2%
1		American Campus Communities, Inc.	20
2		CBL & Associates Properties, Inc.	28
4		Developers Diversified Realty Corp.	50
—	(h)	Equity One, Inc.	5
3		Extra Space Storage, Inc.	44
1		General Growth Properties, Inc.	17
1		Highwoods Properties, Inc.	27
1		Home Properties, Inc.	36
1		Host Hotels & Resorts, Inc.	22
—	(h)	Macerich Co. (The)	13
1		National Retail Properties, Inc.	32
2		Post Properties, Inc.	57
1		Realty Income Corp.	29
1		SL Green Realty Corp.	49
1		Taubman Centers, Inc.	51
—	(h)	UDR, Inc.	9
1		Ventas, Inc.	46
1		Washington Real Estate Investment Trust	22

			557

		Thrifts & Mortgage Finance — 0.1%
1		New York Community Bancorp, Inc.	12

		Total Financials	1,077

		Health Care — 0.6%
		Biotechnology — 0.2%
—	(h)	Vertex Pharmaceuticals, Inc. (a)	16

		Life Sciences Tools & Services — 0.1%
—	(h)	Agilent Technologies, Inc. (a)	12

		Pharmaceuticals — 0.3%
1		Eli Lilly & Co.	23
—	(h)	Forest Laboratories, Inc. (a)	10

			33

		Total Health Care	61

		Industrials — 3.7%
		Aerospace & Defense — 1.4%
1		Boeing Co. (The)	33
—	(h)	ITT Corp.	10

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Short Positions — Continued
		Aerospace & Defense — Continued
1		Lockheed Martin Corp.	75
1		Raytheon Co.	29

			147

		Electrical Equipment — 0.6%
1		Rockwell Automation, Inc.	71

		Machinery — 1.0%
—	(h)	Caterpillar, Inc.	13
1		Dover Corp.	30
—	(h)	Eaton Corp.	29
1		Ingersoll-Rand plc, (Ireland)	31

			103

		Road & Rail — 0.7%
1		Heartland Express, Inc.	22
1		Knight Transportation, Inc.	22
1		Werner Enterprises, Inc.	29

			73

		Total Industrials	394

		Information Technology — 7.4%
		Communications Equipment — 0.3%
3		Motorola, Inc. (a)	29
1		Tellabs, Inc.	6

			35

		Internet Software & Services — 0.7%
—	(h)	AOL, Inc. (a)	—	(h)
3		eBay, Inc. (a)	75

			75

		IT Services — 0.4%
—	(h)	Automatic Data Processing, Inc.	6
1		Paychex, Inc.	33

			39

		Semiconductors & Semiconductor Equipment — 5.7%
2		ASML Holding N.V., (Netherlands)	86
2		Atmel Corp. (a)	18
3		Cypress Semiconductor Corp. (a)	53
5		Linear Technology Corp.	163
4		Microchip Technology, Inc.	142
2		Teradyne, Inc. (a)	26
4		Texas Instruments, Inc.	131

			619

SHARES		SECURITY DESCRIPTION	VALUE($)

		Software — 0.3%
2		Electronic Arts, Inc. (a)	34

		Total Information Technology	802

		Materials — 2.7%
		Chemicals — 1.8%
—	(h)	Olin Corp.	4
1		OM Group, Inc. (a)	49
1		Praxair, Inc.	94
—	(h)	Sherwin-Williams Co. (The)	21
1		Valspar Corp.	29

			197

		Metals & Mining — 0.9%
1		AK Steel Holding Corp.	23
1		Nucor Corp.	44
1		United States Steel Corp.	32

			99

		Total Materials	296

		Utilities — 2.5%
		Electric Utilities — 1.1%
1		Allegheny Energy, Inc.	16
1		Entergy Corp.	57
1		Exelon Corp.	31
—	(h)	FirstEnergy Corp.	15

			119

		Independent Power Producers & Energy Traders — 0.0% (g)
—	(h)	NRG Energy, Inc. (a)	3

		Multi-Utilities — 1.2%
1		Consolidated Edison, Inc.	30
1		Dominion Resources, Inc.	29
1		Wisconsin Energy Corp.	74

			133

		Water Utilities — 0.2%
1		Aqua America, Inc.	19

		Total Utilities	274

		Total Short Positions (Proceeds $3,456)	$3,813

Percentages indicated are based on net assets

SEE NOTES TO FINANCIALS STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	35

JPMorgan U.S. Research Equity Plus Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
1	E-mini S&P 500	03/18/11	$63	$2

SEE NOTES TO FINANCIALS STATEMENTS.

36	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

J.P. Morgan Plus Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

ADR	— American Depositary Receipt
ETF	— Exchange Traded Fund
SPDR	— Standard & Poor’s Depository Receipts

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act of 1933. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

—  Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The following approximates the value and percentage of these investments based on total investments (amounts in thousands):

	Fund	Value	Percentage
	U.S. Large Cap Value Plus Fund	$828	1.1%

(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(i)	— Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(j)	— All or a portion of these securities are segregated for short sales.
(k)	— All or portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	37

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund		U.S. Research Equity Plus Fund
ASSETS:
Investments in non-affiliates, at value	$266,600	$7,701,954	$73,256		$14,564
Investments in affiliates, at value	2,884	207,189	—	(a)	70

Total investment securities, at value	269,484	7,909,143	73,256		14,634
Cash	14	337	—		2
Deposits at broker for futures contracts	—	11,598	—		—
Receivables:
Investment securities sold	13,299	—	647		119
Fund shares sold	312	11,070	158		—
Interest and dividends	172	8,235	108		16
Due from Advisor	—	—	—		18
Prepaid expenses and other assets	—	—	—		—	(a)

Total Assets	283,281	7,940,383	74,169		14,789

LIABILITIES:
Payables:
Due to custodian	—	—	27		—
Securities sold short, at value	41,473	1,362,371	11,064		3,813
Dividends for securities sold short	8	459	2		5
Investment securities purchased	13,949	12,633	16		134
Interest expense for securities sold short	22	596	—	(a)	—	(a)
Fund shares redeemed	50	3,027	214		—
Variation margin on futures contracts	—	193	—		—	(a)
Accrued liabilities:
Investment advisory fees	211	4,612	27		—
Administration fees	9	248	3		—
Shareholder servicing fees	—	1,082	11		2
Distribution fees	7	238	1		—	(a)
Custodian and accounting fees	29	11	36		14
Trustees’ and Chief Compliance Officer’s fees	1	25	—	(a)	—	(a)
Other	61	1,491	50		31

Total Liabilities	55,820	1,386,986	11,451		3,999

Net Assets	$227,461	$6,553,397	$62,718		$10,790

SEE NOTES TO FINANCIALS STATEMENTS.

38	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund		U.S. Research Equity Plus Fund
NET ASSETS:
Paid in capital	$198,311	$5,711,295	$43,752		$10,141
Accumulated undistributed (distributions in excess of) net investment income	(76)	(828)	4		(6)
Accumulated net realized gains (losses)	557	(682,084)	2,586		(130)
Net unrealized appreciation (depreciation)	28,669	1,525,014	16,376		785

Total Net Assets	$227,461	$6,553,397	$62,718		$10,790

Net assets:
Class A	$34,655	$614,584	$1,491		$53
Class C	521	185,064	533		53
Class R2	—	828	—		53
Class R5	—	12,625	23		54
Select Class	192,285	5,740,296	60,671		10,577

Total	$227,461	$6,553,397	$62,718		$10,790

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	2,428	29,893	125		3
Class C	37	9,119	45		3
Class R2	—	40	—		3
Class R5	—	609	2		3
Select Class	13,426	277,655	5,060		662

Net Asset Value:
Class A — Redemption price per share	$14.28	$20.56	$11.96		$15.96
Class C — Offering price per share (b)	14.02	20.29	11.88		15.94
Class R2 — Offering and redemption price per share	—	20.46	—		15.96
Class R5 — Offering and redemption price per share	—	20.72	11.97		15.97
Select Class — Offering and redemption price per share	14.32	20.67	11.99		15.97
Class A maximum sales charge	5.25%	5.25%	5.25%		5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.07	$21.70	$12.62		$16.84

Cost of investments in non-affiliates	$236,081	$6,047,851	$55,905		$13,424
Cost of investments in affiliates	2,884	207,189	—	(a)	70
Proceeds from securities sold short	39,623	1,230,822	10,089		3,456

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIALS STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	39

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

	U.S. Dynamic Plus Fund	U.S. Large Cap Core Plus Fund	U.S. Large Cap Value Plus Fund		U.S. Research Equity Plus Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$— (a)	$1	$1		$—	(a)
Dividend income from non-affiliates	2,728	68,551	1,759		128
Dividend income from affiliates	5	96	1		—	(a)

Total investment income	2,733	68,648	1,761		128

EXPENSES:
Investment advisory fees	1,538	29,545	728		49
Administration fees	113	2,702	67		5
Distribution fees:
Class A	36	647	2		—	(a)
Class C	5	603	1		—	(a)
Class R2	—	2	—		—	(a)
Shareholder servicing fees:
Class A	36	647	2		—	(a)
Class C	2	201	—	(a)	—	(a)
Class R2	—	1	—		—	(a)
Class R5	—	3	—	(a)	—	(a)
Select Class	270	6,523	180		12
Custodian and accounting fees	43	59	33		18
Interest expense to non-affiliates	1	1	—		—
Professional fees	31	40	29		46
Trustees’ and Chief Compliance Officer’s fees	1	17	—	(a)	—	(a)
Printing and mailing costs	9	283	5		13
Registration and filing fees	24	133	40		85
Transfer agent fees	75	1,278	7		3
Other	4	42	4		5
Dividend expense on securities sold short	558	15,260	261		47
Interest expense to non-affiliates on securities sold short	114	2,890	55		10

Total expenses	2,860	60,877	1,414		293

Less amounts waived	(739)	(7,663)	(370)		(56)
Less earnings credits	— (a)	— (a)	—	(a)	—	(a)
Less expense reimbursements	—	—	—		(131)

Net expenses	2,121	53,214	1,044		106

Net investment income (loss)	612	15,434	717		22

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	15,755	128,771	9,487		(41)
Futures	—	9,127	—		13
Securities sold short	(6,096)	(44,110)	(2,070)		(8)

Net realized gain (loss)	9,659	93,788	7,417		(36)

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	42,422	1,299,682	21,935		2,704
Futures	—	9,579	—		3
Securities sold short	(5,678)	(192,853)	(3,118)		(675)

Change in net unrealized appreciation (depreciation)	36,744	1,116,408	18,817		2,032

Net realized/unrealized gains (losses)	46,403	1,210,196	26,234		1,996

Change in net assets resulting from operations	$47,015	$1,225,630	$26,951		$2,018

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIALS STATEMENTS.

40	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$612	$625	$15,434	$25,654
Net realized gain (loss)	9,659	11,866	93,788	294,323
Change in net unrealized appreciation (depreciation)	36,744	(13,766)	1,116,408	251,404

Change in net assets resulting from operations	47,015	(1,275)	1,225,630	571,381

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(131)	(91)	(1,559)	(1,726)
Class C
From net investment income	—	— (a)	—	(289)
Class R2
From net investment income	—	—	(2)	— (a)
Class R5
From net investment income	—	—	(75)	(1,028)
Select Class
From net investment income	(1,178)	(496)	(24,557)	(29,930)

Total distributions to shareholders	(1,309)	(587)	(26,193)	(32,973)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(23,886)	115,908	105,483	949,833

NET ASSETS:
Change in net assets	21,820	114,046	1,304,920	1,488,241
Beginning of period	205,641	91,595	5,248,477	3,760,236

End of period	$227,461	$205,641	$6,553,397	$5,248,477

Accumulated undistributed (distributions in excess of) net investment income	$(76)	$621	$(828)	$9,931

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIALS STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Large Cap Value Plus Fund		U.S. Research Equity Plus Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Period Ended 6/30/2010 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$717	$1,421	$22	$11
Net realized gain (loss)	7,417	2,858	(36)	(93)
Change in net unrealized appreciation (depreciation)	18,817	(5,793)	2,032	(1,247)

Change in net assets resulting from operations	26,951	(1,514)	2,018	(1,329)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(30)	(11)	— (b)	—
From net realized gains	(88)	(24)	—	—
Class C
From net investment income	(13)	—	—	—
From net realized gains	(31)	(1)	—	—
Class R2
From net investment income	—	—	— (b)	—
Class R5
From net investment income	(1)	— (b)	— (b)	—
From net realized gains	(2)	— (b)	—	—
Select Class
From net investment income	(1,493)	(720)	(40)	—
From net realized gains	(4,343)	(1,182)	—	—

Total distributions to shareholders	(6,001)	(1,938)	(40)	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(185,183)	163,194	91	10,050

NET ASSETS:
Change in net assets	(164,233)	159,742	2,069	8,721
Beginning of period	226,951	67,209	8,721	—

End of period	$62,718	$226,951	$10,790	$8,721

Accumulated undistributed (distributions in excess of) net investment income	$4	$824	$(6)	$12

(a)	Commencement of operations was April 1, 2010.
(b)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIALS STATEMENTS.

42	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,873	$24,210	$177,640	$415,021
Dividends and distributions reinvested	130	90	1,427	1,572
Cost of shares redeemed	(4,463)	(15,010)	(98,208)	(148,228)

Change in net assets from Class A capital transactions	$5,540	$9,290	$80,859	$268,365

Class C
Proceeds from shares issued	$13	$1,653	$32,527	$114,636
Dividends and distributions reinvested	—	— (a)	—	215
Cost of shares redeemed	(1,240)	(49)	(18,145)	(19,143)

Change in net assets from Class C capital transactions	$(1,227)	$1,604	$14,382	$95,708

Class R2
Proceeds from shares issued	$—	$—	$440	$297
Dividends and distributions reinvested	—	—	1	— (a)
Cost of shares redeemed	—	—	(51)	(135)

Change in net assets from Class R2 capital transactions	$—	$—	$390	$162

Class R5
Proceeds from shares issued	$—	$—	$1,632	$33,307
Dividends and distributions reinvested	—	—	75	969
Cost of shares redeemed	—	—	(747)	(143,736)

Change in net assets from Class R5 capital transactions	$—	$—	$960	$(109,460)

Select Class
Proceeds from shares issued	$55,808	$138,534	$369,092	$2,722,506
Dividends and distributions reinvested	18	188	10,940	11,147
Cost of shares redeemed	(84,025)	(33,708)	(371,140)	(2,038,595)

Change in net assets from Select Class capital transactions	$(28,199)	$105,014	$8,892	$695,058

Total change in net assets from capital transactions	$(23,886)	$115,908	$105,483	$949,833

SEE NOTES TO FINANCIALS STATEMENTS.

DECEMBER 31, 2010	.J.P. MORGAN PLUS FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	U.S. Dynamic Plus Fund		U.S. Large Cap Core Plus Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Period Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	748	1,870	9,488	23,293
Reinvested	9	7	70	87
Redeemed	(343)	(1,135)	(5,316)	(8,315)

Change in Class A Shares	414	742	4,242	15,065

Class C
Issued	1	124	1,753	6,532
Reinvested	—	— (a)	—	12
Redeemed	(93)	(4)	(997)	(1,099)

Change in Class C Shares	(92)	120	756	5,445

Class R2
Issued	—	—	24	16
Reinvested	—	—	— (a)	— (a)
Redeemed	—	—	(3)	(7)

Change in Class R2 Shares	—	—	21	9

Class R5
Issued	—	—	90	1,892
Reinvested	—	—	4	53
Redeemed	—	—	(40)	(7,410)

Change in Class R5 Shares	—	—	54	(5,465)

Select Class
Issued	4,318	10,584	19,358	153,536
Reinvested	1	14	536	614
Redeemed	(6,057)	(2,620)	(19,944)	(113,008)

Change in Select Class Shares	(1,738)	7,978	(50)	41,142

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIALS STATEMENTS.

44	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

	U.S. Large Cap Value Plus Fund		U.S. Research Equity Plus Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)		Period Ended 6/30/2010 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$365	$3,558	$—		$50
Dividends and distributions reinvested	107	34	—	(b)	—
Cost of shares redeemed	(124)	(2,897)	—		—

Change in net assets from Class A capital transactions	$348	$695	$—	(b)	$50

Class C
Proceeds from shares issued	$275	$371	$—		$50
Dividends and distributions reinvested	32	1	—		—
Cost of shares redeemed	(112)	(154)	—		—

Change in net assets from Class C capital transactions	$195	$218	$—		$50

Class R2
Proceeds from shares issued	$—	$—	$—		$50
Dividends and distributions reinvested	—	—	—	(b)	—

Change in net assets from Class R2 capital transactions	$—	$—	$—	(b)	$50

Class R5
Proceeds from shares issued	$—	$—	$—		$50
Dividends and distributions reinvested	2	— (b)	—	(b)	—

Change in net assets from Class R5 capital transactions	$2	$— (b)	$—	(b)	$50

Select Class
Proceeds from shares issued	$10,662	$187,436	$51		$9,850
Dividends and distributions reinvested	255	21	40		—
Cost of shares redeemed	(196,645)	(25,176)	—		—

Change in net assets from Select Class capital transactions	$(185,728)	$162,281	$91		$9,850

Total change in net assets from capital transactions	$(185,183)	$163,194	$91		$10,050

SEE NOTES TO FINANCIALS STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	U.S. Large Cap Value Plus Fund			U.S. Research Equity Plus Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010		Six Months Ended 12/31/2010 (Unaudited)		Period Ended 6/30/2010 (a)
SHARE TRANSACTIONS:
Class A
Issued	31	333		—		3
Reinvested	9	3		—	(b)	—
Redeemed	(10)	(256)		—		—

Change in Class A Shares	30	80		—	(b)	3

Class C
Issued	22	31		—		3
Reinvested	3	—	(b)	—		—
Redeemed	(10)	(13)		—		—

Change in Class C Shares	15	18		—		3

Class R2
Issued	—	—		—		3
Reinvested	—	—		—	(b)	—

Change in Class R2 Shares	—	—		—	(b)	3

Class R5
Issued	—	—		—		3
Reinvested	— (b)	—	(b)	—	(b)	—

Change in Class R5 Shares	— (b)	—	(b)	—	(b)	3

Select Class
Issued	920	16,007		3		657
Reinvested	21	2		2		—
Redeemed	(16,724)	(2,163)		—		—

Change in Select Class Shares	(15,783)	13,846		5		657

(a)	Commencement of operations was April 1, 2010.
(b)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIALS STATEMENTS.

46	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

U.S. Dynamic Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$47,015

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(745,796)
Proceeds from disposition of investment securities	781,730
Covers of investment securities sold short	(271,108)
Proceeds from investment securities sold short	253,533
Proceeds of short-term investments, net	2,868
Unrealized appreciation/depreciation on investments	(42,422)
Unrealized appreciation/depreciation on investment securities sold short	5,678
Net realized gain/loss on investments	(15,755)
Net realized gain/loss on investment securities sold short	6,096
Decrease in receivable for investments sold	13,679
Decrease in interest and dividends receivable	63
Increase in interest expense payable for securities sold short	4
Decrease in payable for investments purchased	(11,742)
Decrease in dividends payable for securities sold short	(64)
Increase in accrued expenses and other liabilities	110

Net cash provided (used) by operating activities	23,889

Cash flows provided (used) by financing activities:
Proceeds from shares issued	67,109
Payment on shares redeemed	(89,781)
Due to custodian	(42)
Cash distributions paid to shareholders (net of reinvestments of $148)	(1,161)

Net cash provided (used) by financing activities	(23,875)

Net increase/decrease in cash	14

Cash:
Beginning of period	—

End of period	$14

Supplemental disclosure of cash flow information:

The Fund paid $92 in interest expense for securities sold short and $1 in interest expense to affiliates.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIALS STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	47

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

U.S. Large Cap Core Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$1,225,630

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(2,713,760)
Proceeds from disposition of investment securities	2,403,160
Covers of investment securities sold short	(847,053)
Proceeds from investment securities sold short	1,069,514
Purchases of short-term investments, net	(32,509)
Unrealized appreciation/depreciation on investments	(1,299,682)
Unrealized appreciation/depreciation on investment securities sold short	192,853
Net realized gain/loss on investments	(128,771)
Net realized gain/loss on investment securities sold short	44,110
Decrease in deposits with broker for futures contracts	1,413
Decrease in due from Advisor and Affiliates	170
Decrease in receivable for investments sold	67,968
Decrease in interest and dividends receivable	724
Increase in interest expense payable for securities sold short	204
Decrease in payable for investments purchased	(49,330)
Decrease in variation margin payable	(1,027)
Decrease in dividends payable for securities sold short	(51)
Increase in accrued expenses and other liabilities	1,737

Net cash provided (used) by operating activities	(64,700)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	580,312
Payment on shares redeemed	(502,054)
Cash distributions paid to shareholders (net of reinvestments of $12,444)	(13,749)

Net cash provided (used) by financing activities	64,509

Net increase/decrease in cash	(191)

Cash:
Beginning of period	528

End of period	$337

Supplemental disclosure of cash flow information:

The Fund paid $2,292 in interest expense for securities sold short and $1 in interest expense to affiliates.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIALS STATEMENTS.

48	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

U.S. Large Cap Value Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$26,951

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(37,071)
Proceeds from disposition of investment securities	257,730
Covers of investment securities sold short	(39,666)
Proceeds from investment securities sold short	8,189
Proceeds of short-term investments, net	1,439
Unrealized appreciation/depreciation on investments	(21,935)
Unrealized appreciation/depreciation on investment securities sold short	3,118
Net realized gain/loss on investments	(9,487)
Net realized gain/loss on investment securities sold short	2,070
Decrease in receivable for investments sold	1,621
Decrease in interest and dividends receivable	255
Decrease in interest expense payable for securities sold short	(1)
Decrease in payable for investments purchased	(2,109)
Decrease in dividends payable for securities sold short	(21)
Decrease in accrued expenses and other liabilities	(158)

Net cash provided (used) by operating activities	190,925

Cash flows provided (used) by financing activities:
Proceeds from shares issued	11,368
Payment on shares redeemed	(196,706)
Due to custodian	18
Cash distributions paid to shareholders (net of reinvestments of $396)	(5,605)

Net cash provided (used) by financing activities	(190,925)

Net increase/decrease in cash	—

Cash:
Beginning of period	—

End of period	$—

Supplemental disclosure of cash flow information:

The Fund paid $11 in interest expense for securities sold short and $44 in interest expense to affiliates.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIALS STATEMENTS.

DECEMBER 31, 2010	.J.P. MORGAN PLUS FUNDS	49

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

U.S. Research Equity Plus Fund
INCREASE (DECREASE) IN CASH
Cash flows provided (used) by operating activities:
Net increase/decrease in net assets from operations	$2,018

Adjustments to reconcile net increase/decrease in net assets from operations to net cash provided (used) by operating activities:
Purchase of investment securities	(5,806)
Proceeds from disposition of investment securities	5,545
Covers of investment securities sold short	(2,350)
Proceeds from investment securities sold short	2,487
Purchases of short-term investments, net	(53)
Unrealized appreciation/depreciation on investments	(2,704)
Unrealized appreciation/depreciation on investment securities sold short	675
Net (amortization)/accretion of income	— (a)
Net realized gain/loss on investments	41
Net realized gain/loss on investment securities sold short	8
Decrease in due from Advisor and Affiliates	12
Increase in receivable for investments sold	(31)
Decrease in prepaid expenses and other assets	71
Decrease in interest and dividends receivable	2
Decrease in interest expense payable for securities sold short	— (a)
Increase in payable for investments purchased	50
Decrease in variation margin payable	— (a)
Increase in dividends payable for securities sold short	— (a)
Decrease in accrued expenses and other liabilities	(16)

Net cash provided (used) by operating activities	(51)

Cash flows provided (used) by financing activities:
Proceeds from shares issued	51

Net cash provided (used) by financing activities	51

Net increase/decrease in cash	—

Cash:
Beginning of period	2

End of period	$2

(a)	Amount round to less than $1,000.

Supplemental disclosure of cash flow information:

The Fund paid $10 in interest expense for securities sold short.

For purposes of reporting the Statement of Cash Flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents.

SEE NOTES TO FINANCIALS STATEMENTS.

50	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIOD INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
U.S. Dynamic Plus Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$11.84	$0.02	(f)	$2.48	$2.50	$(0.06)	$14.28
Year Ended June 30, 2010	10.79	0.03	(f)	1.07	1.10	(0.05)	11.84
Year Ended June 30, 2009	15.26	0.03	(f)	(4.50)	(4.47)	—	10.79
Year Ended June 30, 2008	17.98	(0.01	)(f)	(2.71)	(2.72)	—	15.26
Year Ended June 30, 2007	15.15	(0.09)		2.92	2.83	—	17.98
January 31, 2006 (g) through June 30, 2006	15.00	(0.01	)(f)	0.16	0.15	—	15.15

Class C
Six Months Ended December 31, 2010 (Unaudited)	11.61	(0.02	)(f)	2.43	2.41	—	14.02
Year Ended June 30, 2010	10.61	(0.04	)(f)	1.06	1.02	(0.02)	11.61
Year Ended June 30, 2009	15.08	—	(f)(h)	(4.47)	(4.47)	—	10.61
Year Ended June 30, 2008	17.85	(0.10	)(f)	(2.67)	(2.77)	—	15.08
Year Ended June 30, 2007	15.12	(0.17)		2.90	2.73	—	17.85
January 31, 2006 (g) through June 30, 2006	15.00	(0.04	)(f)	0.16	0.12	—	15.12

Select Class
Six Months Ended December 31, 2010 (Unaudited)	11.89	0.04	(f)	2.48	2.52	(0.09)	14.32
Year Ended June 30, 2010	10.82	0.06	(f)	1.08	1.14	(0.07)	11.89
Year Ended June 30, 2009	15.34	0.09	(f)	(4.56)	(4.47)	(0.05)	10.82
Year Ended June 30, 2008	18.02	0.01	(f)	(2.69)	(2.68)	—	15.34
Year Ended June 30, 2007	15.17	(0.05)		2.91	2.86	(0.01)	18.02
January 31, 2006 (g) through June 30, 2006	15.00	—	(f)(h)	0.17	0.17	—	15.17

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencing on June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(f)	Calculated based upon average shares outstanding.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIALS STATEMENTS.

52	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)	Net expenses (excluding dividend and interest expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (b)(e)

21.09%	$34,655	1.94%	1.39%	0.23%	2.54%	1.99%	275%	375%
10.15	23,847	1.87	1.39	0.24	2.48	2.00	679	925
(29.29)	13,729	1.85	1.55	0.33	2.46	2.16	504	678
(15.13)	1,506	2.09	1.75	(0.08)	2.46	2.12	125	—
18.68	599	2.33	1.75	(0.54)	2.70	2.12	108	—
1.00	505	2.32	1.75	(0.11)	4.40	3.83	43	—

20.76	521	2.44	1.89	(0.26)	3.05	2.50	275	375
9.61	1,496	2.37	1.89	(0.31)	2.98	2.50	679	925
(29.64)	98	2.53	2.23	(0.02)	2.98	2.69	504	678
(15.52)	388	2.59	2.25	(0.64)	2.95	2.61	125	—
18.06	595	2.83	2.25	(1.04)	3.20	2.62	108	—
0.80	504	2.82	2.25	(0.61)	4.90	4.33	43	—

21.17	192,285	1.69	1.14	0.54	2.29	1.74	275	375
10.43	180,298	1.62	1.14	0.47	2.23	1.75	679	925
(29.11)	77,768	1.72	1.43	0.86	2.25	1.95	504	678
(14.87)	61,124	1.84	1.50	0.08	2.20	1.86	125	—
18.89	63,353	2.08	1.50	(0.29)	2.45	1.87	108	—
1.13	58,084	2.07	1.50	0.06	2.95	2.38	43	—

SEE NOTES TO FINANCIALS STATEMENTS.

DECEMBER 31, 2010	.J.P. MORGAN PLUS FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIOD INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
U.S. Large Cap Core Plus Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$16.72	$0.03	(f)	$3.86	$3.89	$(0.05)	$—	$(0.05)	$20.56
Year Ended June 30, 2010	14.62	0.05	(f)	2.15 (g)	2.20	(0.10)	—	(0.10)	16.72
Year Ended June 30, 2009	18.56	0.15	(f)	(3.93)	(3.78)	(0.16)	—	(0.16)	14.62
Year Ended June 30, 2008	20.98	0.07		(1.76)	(1.69)	(0.08)	(0.65)	(0.73)	18.56
Year Ended June 30, 2007	16.48	0.12	(f)	4.53	4.65	(0.01)	(0.14)	(0.15)	20.98
November 1, 2005 (h) through June 30, 2006 (i)	15.00	0.08	(f)	1.44	1.52	(0.04)	—	(0.04)	16.48
Class C
Six Months Ended December 31, 2010 (Unaudited)	16.50	(0.02	)(f)	3.81	3.79	—	—	—	20.29
Year Ended June 30, 2010	14.47	(0.04	)(f)	2.12 (g)	2.08	(0.05)	—	(0.05)	16.50
Year Ended June 30, 2009	18.37	0.08	(f)	(3.88)	(3.80)	(0.10)	—	(0.10)	14.47
Year Ended June 30, 2008	20.83	0.04		(1.79)	(1.75)	(0.05)	(0.66)	(0.71)	18.37
Year Ended June 30, 2007	16.44	0.03	(f)	4.50	4.53	—	(0.14)	(0.14)	20.83
November 1, 2005 (h) through June 30, 2006 (i)	15.00	0.02	(f)	1.44	1.46	(0.02)	—	(0.02)	16.44
Class R2
Six Months Ended December 31, 2010 (Unaudited)	16.66	0.01	(f)	3.84	3.85	(0.05)	—	(0.05)	20.46
Year Ended June 30, 2010	14.56	0.01	(f)	2.13 (g)	2.14	(0.04)	—	(0.04)	16.66
November 3, 2008 (j) through June 30, 2009	14.29	0.08	(f)	0.39	0.47	(0.20)	—	(0.20)	14.56
Class R5
Six Months Ended December 31, 2010 (Unaudited)	16.87	0.07	(f)	3.91	3.98	(0.13)	—	(0.13)	20.72
Year Ended June 30, 2010	14.72	0.11	(f)	2.18 (g)	2.29	(0.14)	—	(0.14)	16.87
Year Ended June 30, 2009	18.68	0.21	(f)	(3.96)	(3.75)	(0.21)	—	(0.21)	14.72
Year Ended June 30, 2008	21.03	0.20		(1.79)	(1.59)	(0.10)	(0.66)	(0.76)	18.68
Year Ended June 30, 2007	16.50	0.21	(f)	4.54	4.75	(0.08)	(0.14)	(0.22)	21.03
May 15, 2006 (j) through June 30, 2006 (i)	16.68	0.02	(f)	(0.20)	(0.18)	—	—	—	16.50
Select Class
Six Months Ended December 31, 2010 (Unaudited)	16.82	0.05	(f)	3.89	3.94	(0.09)	—	(0.09)	20.67
Year Ended June 30, 2010	14.69	0.09	(f)	2.15 (g)	2.24	(0.11)	—	(0.11)	16.82
Year Ended June 30, 2009	18.63	0.19	(f)	(3.95)	(3.76)	(0.18)	—	(0.18)	14.69
Year Ended June 30, 2008	20.99	0.13		(1.76)	(1.63)	(0.08)	(0.65)	(0.73)	18.63
Year Ended June 30, 2007	16.50	0.17	(f)	4.53	4.70	(0.07)	(0.14)	(0.21)	20.99
November 1, 2005 (h) through June 30, 2006 (i)	15.00	0.10	(f)	1.44	1.54	(0.04)	—	(0.04)	16.50

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencing on June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(f)	Calculated based upon average shares outstanding.
(g)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses from an operational error. There was less than $0.01 and 0.01% impact on the net realized and unrealized gains (losses) on investments per share and the total return, respectively.
(h)	Commencement of operations.
(i)	The Fund changed its fiscal year end from October 31 to June 30.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIALS STATEMENTS.

54	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)	Net expenses (excluding dividend and interest expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short)	Portfolio turnover rate (excluding short sales) (b)(e)	Portfolio turnover rate (including short sales) (b)(e)

23.29%	$614,584	2.01%	1.39%	0.31%	2.27%	1.65%	36%	51%
14.98 (g)	428,928	1.98	1.39	0.27	2.25	1.66	109	150
(20.23)	154,789	1.76	1.35	1.04	2.15	1.73	116	153
(8.36)	107,496	1.57	1.25	0.75	1.96	1.64	124	—
28.35	3,090	1.66	1.25	0.64	2.17	1.76	138	—
10.13	551	1.50	1.24	0.71	4.82	4.55	92	—

22.97	185,064	2.51	1.89	(0.19)	2.77	2.15	36	51
14.36 (g)	138,023	2.48	1.89	(0.23)	2.75	2.16	109	150
(20.64)	42,221	2.26	1.84	0.55	2.64	2.23	116	153
(8.74)	36,663	2.07	1.75	0.26	2.46	2.14	124	—
27.64	983	2.16	1.75	0.17	2.72	2.31	138	—
9.77	549	2.00	1.74	0.21	5.32	5.05	92	—

23.10	828	2.26	1.64	0.06	2.52	1.90	36	51
14.70 (g)	318	2.23	1.64	0.05	2.50	1.91	109	150
3.48	139	2.06	1.65	0.90	2.44	2.02	116	153

23.57	12,625	1.56	0.94	0.76	1.82	1.20	36	51
15.50 (g)	9,369	1.53	0.94	0.64	1.80	1.21	109	150
(19.89)	88,636	1.32	0.90	1.45	1.70	1.29	116	153
(7.90)	57,411	1.12	0.80	1.12	1.51	1.19	124	—
28.94	44,397	1.21	0.80	1.07	1.70	1.29	138	—
(1.08)	8,661	1.30	0.80	1.18	2.44	1.94	92	—

23.42	5,740,296	1.76	1.14	0.56	2.02	1.40	36	51
15.22 (g)	4,671,839	1.73	1.14	0.52	2.00	1.41	109	150
(20.03)	3,474,451	1.51	1.09	1.29	1.89	1.48	116	153
(8.07)	3,387,910	1.32	1.00	0.95	1.71	1.39	124	—
28.62	1,377,427	1.41	1.00	0.86	1.86	1.45	138	—
10.30	59,480	1.21	1.01	0.91	2.86	2.66	92	—

SEE NOTES TO FINANCIALS STATEMENTS.

DECEMBER 31, 2010	.J.P. MORGAN PLUS FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIOD INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions	Net asset value, end of period
U.S. Large Cap Value Plus Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$10.80	$0.05	(g)	$2.23	$2.28	$(0.27)	$(0.85)	$(1.12)	$11.96
Year Ended June 30, 2010	9.56	0.07	(g)	1.32	1.39	(0.05)	(0.10)	(0.15)	10.80
Year Ended June 30, 2009	12.20	0.18	(g)	(2.73)	(2.55)	(0.09)	—	(0.09)	9.56
November 30, 2007 (k) through June 30, 2008	15.00	0.11		(2.87)	(2.76)	(0.04)	—	(0.04)	12.20

Class C
Six Months Ended December 31, 2010 (Unaudited)	10.78	0.02	(g)	2.23	2.25	(0.30)	(0.85)	(1.15)	11.88
Year Ended June 30, 2010	9.55	0.02	(g)	1.31	1.33	—	(0.10)	(0.10)	10.78
Year Ended June 30, 2009	12.17	0.13	(g)	(2.72)	(2.59)	(0.03)	—	(0.03)	9.55
November 30, 2007 (k) through June 30, 2008	15.00	0.07		(2.86)	(2.79)	(0.04)	—	(0.04)	12.17

Class R5
Six Months Ended December 31, 2010 (Unaudited)	10.85	0.07	(g)	2.26	2.33	(0.36)	(0.85)	(1.21)	11.97
Year Ended June 30, 2010	9.58	0.13	(g)	1.31	1.44	(0.07)	(0.10)	(0.17)	10.85
Year Ended June 30, 2009	12.23	0.22	(g)	(2.74)	(2.52)	(0.13)	—	(0.13)	9.58
November 30, 2007 (k) through June 30, 2008	15.00	0.15		(2.88)	(2.73)	(0.04)	—	(0.04)	12.23

Select Class
Six Months Ended December 31, 2010 (Unaudited)	10.82	0.06	(g)	2.25	2.31	(0.29)	(0.85)	(1.14)	11.99
Year Ended June 30, 2010	9.57	0.10	(g)	1.31	1.41	(0.06)	(0.10)	(0.16)	10.82
Year Ended June 30, 2009	12.22	0.13	(g)	(2.67)	(2.54)	(0.11)	—	(0.11)	9.57
November 30, 2007 (k) through June 30, 2008	15.00	0.12		(2.86)	(2.74)	(0.04)	—	(0.04)	12.22

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Ratios are disproportionate between classes due to the size of net assets and fixed expense.
(f)	Commencing on June 30, 2009, the Fund presented portfolio turnover in two ways, one including short sales and the other excluding short sales. For periods prior to June 30, 2009, the Fund’s portfolio turnover calculation excluded short sales.
(g)	Calculated based upon average shares outstanding.
(h)	Includes interest expense of 0.06%.
(i)	Includes interest expense of 0.04%
(j)	Includes interest expense of 0.07%.
(k)	Commencement of operations.
(l)	Includes interest expense of 0.39%.

SEE NOTES TO FINANCIALS STATEMENTS.

56	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

Ratios/Supplemental data
		Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)		Net expenses (excluding dividend and interest expense for securities sold short) (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)		Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) (e)		Portfolio turnover rate (excluding short sales) (b)(f)	Portfolio turnover rate (including short sales) (b)(f)

21.35%	$1,491	1.68	%(h)	1.31	%(h)	0.78%	2.26	%(h)	1.89	%(h)	23%	47%
14.34	1,029	1.67	(i)	1.29	(i)	0.64	2.21	(i)	1.83	(i)	79	110
(20.85)	140	1.64	(j)	1.32	(j)	1.92	6.06	(j)	5.74	(j)	93	161
(18.44)	96	2.15	(l)	1.64	(l)	1.41	13.57	(l)	13.06	(l)	57	—

21.07	533	2.18	(h)	1.81	(h)	0.27	2.76	(h)	2.39	(h)	23	47
13.81	318	2.17	(i)	1.79	(i)	0.18	2.70	(i)	2.32	(i)	79	110
(21.29)	111	2.14	(j)	1.82	(j)	1.34	6.81	(j)	6.49	(j)	93	161
(18.67)	159	2.65	(l)	2.14	(l)	0.82	14.12	(l)	13.61	(l)	57	—

21.71	23	1.23	(h)	0.86	(h)	1.23	1.80	(h)	1.43	(h)	23	47
14.83	19	1.22	(i)	0.84	(i)	1.11	1.78	(i)	1.40	(i)	79	110
(20.51)	16	1.19	(j)	0.87	(j)	2.31	5.89	(j)	5.57	(j)	93	161
(18.22)	20	1.70	(l)	1.19	(l)	1.86	13.36	(l)	12.85	(l)	57	—

21.58	60,671	1.43	(h)	1.06	(h)	0.99	1.93	(h)	1.56	(h)	23	47
14.54	225,585	1.42	(i)	1.04	(i)	0.89	1.95	(i)	1.57	(i)	79	110
(20.64)	66,942	1.39	(j)	1.07	(j)	1.41	3.37	(j)	3.06	(j)	93	161
(18.29)	3,173	1.90	(l)	1.39	(l)	1.63	12.83	(l)	12.32	(l)	57	—

SEE NOTES TO FINANCIALS STATEMENTS.

DECEMBER 31, 2010	.J.P. MORGAN PLUS FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIOD INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period
U.S. Research Equity Plus Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$13.01	$0.02		$2.96	$2.98	$(0.03)	$15.96
April 1, 2010 (f) through June 30, 2010	15.00	0.01		(2.00)	(1.99)	—	13.01

Class C
Six Months Ended December 31, 2010 (Unaudited)	12.99	(0.02)		2.97	2.95	—	15.94
April 1, 2010 (f) through June 30, 2010	15.00	(0.01)		(2.00)	(2.01)	—	12.99

Class R2
Six Months Ended December 31, 2010 (Unaudited)	13.00	—	(g)	2.97	2.97	(0.01)	15.96
April 1, 2010 (f) through June 30, 2010	15.00	—	(g)	(2.00)	(2.00)	—	13.00

Class R5
Six Months Ended December 31, 2010 (Unaudited)	13.02	0.05		2.98	3.03	(0.08)	15.97
April 1, 2010 (f) through June 30, 2010	15.00	0.02		(2.00)	(1.98)	—	13.02

Select Class
Six Months Ended December 31, 2010 (Unaudited)	13.02	0.04		2.97	3.01	(0.06)	15.97
April 1, 2010 (f) through June 30, 2010	15.00	0.02		(2.00)	(1.98)	—	13.02

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Ratios are disproportionate between classes due to the size of net assets and fixed expenses.
(f)	Commencement of operations.
(g)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIALS STATEMENTS.

58	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

Ratios/Supplemental data
			Ratios to average net assets (a)
Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (including dividend and interest expense for securities sold short) (d)	Net expenses (excluding dividend and interest expense for securities sold short) (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (e)	Expenses without waivers, reimbursements and earnings credits (excluding dividend and interest expense for securities sold short) (e)	Portfolio turnover rate (excluding short sales) (b)	Portfolio turnover rate (including short sales) (b)

22.93%	$53	2.40%	1.25%	0.21%	6.20%	5.05%	43%	63%
(13.27)	43	2.35	1.25	0.24	7.15	6.05	34	80

22.71	53	2.90	1.75	(0.30)	6.68	5.53	43	63
(13.40)	43	2.85	1.75	(0.26)	7.63	6.53	34	80

22.82	53	2.65	1.50	(0.03)	6.44	5.29	43	63
(13.33)	43	2.60	1.50	(0.01)	7.38	6.28	34	80

23.29	54	1.95	0.80	0.67	5.74	4.59	43	63
(13.20)	43	1.90	0.80	0.69	6.68	5.58	34	80

23.12	10,577	2.15	1.00	0.47	5.94	4.79	43	63
(13.20)	8,548	2.10	1.00	0.49	6.89	5.79	34	80

SEE NOTES TO FINANCIALS STATEMENTS.

DECEMBER 31, 2010	.J.P. MORGAN PLUS FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 4 separate funds of the Trust (collectively the “Funds”) covered by this report:

	Class Offered	Diversified/Non-Diversified
U.S. Dynamic Plus Fund	Class A, Class C, and Select Class	Diversified
U.S. Large Cap Core Plus Fund	Class A, Class C, Class R2, Class R5, and Select Class	Diversified
U.S. Large Cap Value Plus Fund	Class A, Class C, Class R5, and Select Class	Diversified
U.S. Research Equity Plus Fund	Class A, Class C, Class R2, Class R5 and Select Class	Diversified

The U.S. Research Equity Plus Fund commenced operations on April 1, 2010. Prior to April 30, 2010, the Fund was not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

60	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
U.S. Dynamic Plus Fund
Total Investments in Securities #	$269,484	$—	$—	$269,484

Total Liabilities #	$(41,473)	$—	$—	$(41,473)

U.S. Large Cap Core Plus Fund
Total Investments in Securities #	$7,909,143	$—	$—	$7,909,143

Total Liabilities #	$(1,362,371)	$—	$—	$(1,362,371)

Appreciation in Other Financial Instruments
Futures Contracts	$2,460	$—	$—	$2,460

U.S. Large Cap Value Plus Fund
Investments in Securities
Common Stocks
Consumer Discretionary	$8,377	$—	$—	$8,377
Consumer Staples	4,557	—	—	4,557
Energy	9,142	—	—	9,142
Financials	18,297	—	828	19,125
Health Care	9,230	—	—	9,230
Industrials	6,653	—	—	6,653
Information Technology	6,121	—	—	6,121
Materials	4,162	—	—	4,162
Telecommunication Services	2,719	—	—	2,719
Utilities	3,170	—	—	3,170

Total Common Stocks	72,428	—	828	73,256

Short-Term Investment
Investment Company	— (a)	—	—	— (a)

Total Investments in Securities	$72,428	$—	$828	$73,256

Liabilities
Common Stocks
Consumer Discretionary	$(1,350)	$—	$—	$(1,350)
Consumer Staples	(185)	—	—	(185)
Energy	(620)	—	—	(620)
Financials	(1,915)	—	—	(1,915)
Health Care	(1,118)	—	—	(1,118)
Industrials	(1,624)	—	—	(1,624)
Information Technology	(1,654)	—	—	(1,654)
Materials	(1,470)	—	—	(1,470)
Utilities	(1,128)	—	—	(1,128)

Total Liabilities	$(11,064)	$—	$—	$(11,064)

U.S. Research Equity Plus Fund
Total Investments in Securities ##	$14,619	$15	$—	$14,634

Total Liabilities #	$ (3,813)	$—	$—	$ (3,813)

Appreciation in Other Financial Instruments
Futures Contracts	$2	$—	$—	$2

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(a)	Amount rounds to less than $1,000.
#	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2010.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

U.S. Large Cap Value Plus Fund	Balance as of 6/30/10	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Transfers into Level 3	Transfers out of Level 3	Balance as of 12/31/10
Investments in Securities
Common Stocks — Financials	$964	$—	$(136)	$—	$—	$—	$—	$828

Transfers into, or out of Level 3 are value utilizing values as of the beginning of the period.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3) was approximately $(136,000) for U.S. Large Cap Value Plus Fund. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statements of Operations and Statements of Changes in Net Assets.

B. Restricted and Illiquid Securities — Certain securities held by the Funds may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The following is the value and percentage of net assets of illiquid securities as of December 31, 2010 (amounts in thousands):

	Value	Percentage
U.S. Large Cap Value Plus Fund	$828	1.3%

C. Futures Contracts — The U.S. Large Cap Core Plus Fund and U.S. Research Equity Plus Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Funds’ derivatives activities during the six months ended December 31, 2010 (amounts in thousands):

	U.S. Large Cap Core Plus Fund	U.S. Research Equity Plus Fund
Futures Contracts:
Average Notional Balance Long	$124,616	$58
Ending Notional Balance Long	161,261	63

62	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

D. Short Sales — The Funds engage in short sales as part of their normal investment activities. In a short sale, a Fund sells securities it does not own. In order to deliver securities to the purchaser, the Funds borrow securities from a broker. To close out a short position, the Funds must purchase the same securities at the current market price and deliver them to the broker.

The Funds are required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the broker is recorded as an asset on the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the SOIs. The Funds may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference in the market value of the short position and cash collateral deposited with the broker. The net income or fee is included as interest income or interest expense on securities sold short, respectively, in the Statements of Operations.

The Funds are obligated to pay the broker dividends declared on short positions when a position is open on record date. Dividends on short positions are recorded on the Statements of Operations as dividend expense on ex-dividend date.

Liabilities for securities sold short are reported at market value on the Statements of Assets and Liabilities and the change in market value is recorded as unrealized gain or loss on the Statements of Operations. Short sale transactions may result in unlimited losses as the short position loses value and the securities’ price increases. There is no upward limit on the price a borrowed security could attain. The Funds are also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms.

The Funds will record a realized loss if the price of the security increases between the date of the short sale and the date on which the Funds replace the borrowed security. The Funds will record a realized gain if the price of the security declines between those dates.

As of December 31, 2010, the Funds had outstanding short sales as listed on their SOIs.

E. Offering and Organization Costs — Offering costs (Registration and filing fees) paid in connection with the offering of shares of the U.S. Research Equity Plus Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statements of Operations.

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc.,

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s average daily net assets. The annual fee rate for each fund is as follows:

U.S. Dynamic Plus Fund	1.25%
U.S. Large Cap Core Plus Fund	1.00
U.S. Large Cap Value Plus Fund	1.00
U.S. Research Equity Plus Fund	1.00

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2010, the annualized effective rate of each Fund’s average daily net assets was 0.09%.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2
U.S. Dynamic Plus Fund	0.25%	0.75%	n/a
U.S. Large Cap Core Plus Fund	0.25	0.75	0.50%
U.S. Large Cap Value Plus Fund	0.25	0.75	n/a
U.S. Research Equity Plus Fund	0.25	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
U.S. Dynamic Plus Fund	$—	(a)	$—	(a)
U.S. Large Cap Core Plus Fund	64		16
U.S. Large Cap Value Plus Fund	—	(a)	1

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
U.S. Dynamic Plus Fund	0.25%	0.25%	n/a	n/a	0.25%
U.S. Large Cap Core Plus Fund	0.25	0.25	0.25%	0.05%	0.25
U.S. Large Cap Value Plus Fund	0.25	0.25	n/a	0.05	0.25
U.S. Research Equity Plus Fund	0.25	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

64	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Class R5	Select Class
U.S. Dynamic Plus Fund	1.40%	1.90%	n/a	n/a	1.15%
U.S. Large Cap Core Plus Fund	1.40	1.90	1.65%	0.95%	1.15
U.S. Large Cap Value Plus Fund	1.25	1.75	n/a	0.80	1.00
U.S. Research Equity Plus Fund	1.25	1.75	1.50	0.80	1.00

The contractual expense limitation agreements were in effect for the six months ended December 31, 2010. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011.

For the six months ended December 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
U.S. Dynamic Plus Fund	$361	$62	$308	$731	$—
U.S. Large Cap Core Plus Fund	4,647	1,386	1,477	7,510	—
U.S. Large Cap Value Plus Fund	314	18	36	368	—
U.S. Research Equity Plus Fund	49	5	2	56	131

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended December 31, 2010 were as follows (amounts in thousands):

U.S. Dynamic Plus Fund	$8
U.S. Large Cap Core Plus Fund	153
U.S. Large Cap Value Plus Fund	2

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

DECEMBER 31, 2010	.J.P. MORGAN PLUS FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

4. Investment Transactions

During the six months ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases (U.S. Government)	Sales (U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
U.S. Dynamic Plus Fund	$745,796	$781,730	$—	$—	$253,533	$271,108
U.S. Large Cap Core Plus Fund	2,713,760	2,403,160	—	—	1,069,514	847,053
U.S. Large Cap Value Plus Fund	37,071	257,730	—	—	8,189	39,666
U.S. Research Equity Plus Fund	5,806	5,530	—	10	2,487	2,350

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
U.S. Dynamic Plus Fund	$238,965	$31,148	$629	$30,519
U.S. Large Cap Core Plus Fund	6,255,040	1,659,887	5,784	1,654,103
U.S. Large Cap Value Plus Fund	55,905	17,583	232	17,351
U.S. Research Equity Plus Fund	13,494	1,387	247	1,140

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or the unsecured, uncommitted credit facility or another fund at December 31, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for U.S. Dynamic Plus Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Plus Fund. As of December 31, 2010, substantially all of the U.S. Research Equity Plus Fund’s shares are currently held by the Advisor.

In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

J.P. Morgan Investor Funds
U.S. Dynamic Plus Fund	37.1%

Significant shareholder transactions, if any, may impact the Funds’ performance.

66	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

Additionally, U.S. Large Cap Core Plus Fund has a shareholder, which is an account maintained by a financial intermediary on behalf of its clients, that owns a significant portion of the Fund’s outstanding shares.

As of December 31, 2010, the U.S. Dynamic Plus Fund and U.S. Large Cap Core Plus Fund pledged a significant portion of their assets for securities sold short to Credit Suisse Group, the U.S. Large Cap Value Plus Fund pledged substantially all of its assets for securities sold short to Merrill Lynch & Co., Inc., and the U.S. Research Equity Plus Fund pledged substantially all of its assets for securities sold short to BNP Paribas Prime Brokerage Inc.

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	67

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010 and continued to hold your shares at the end of the reporting period, December, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During, July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
U.S. Dynamic Plus Fund
Class A
Actual	$1,000.00	$1,210.90	$10.81	1.94%
Hypothetical	1,000.00	1,015.43	9.86	1.94
Class C
Actual	1,000.00	1,207.60	13.58	2.44
Hypothetical	1,000.00	1,012.91	12.38	2.44
Select Class
Actual	1,000.00	1,211.70	9.42	1.69
Hypothetical	1,000.00	1,016.69	8.59	1.69

U.S. Large Cap Core Plus Fund
Class A
Actual	1,000.00	1,232.90	11.31	2.01
Hypothetical	1,000.00	1,015.07	10.21	2.01
Class C
Actual	1,000.00	1,229.70	14.11	2.51
Hypothetical	1,000.00	1,012.55	12.73	2.51
Class R2
Actual	1,000.00	1,231.00	12.71	2.26
Hypothetical	1,000.00	1,013.81	11.47	2.26
Class R5
Actual	1,000.00	1,235.70	8.79	1.56
Hypothetical	1,000.00	1,017.34	7.93	1.56
Select Class
Actual	1,000.00	1,234.20	9.91	1.76
Hypothetical	1,000.00	1,016.33	8.94	1.76

68	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During, July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
U.S. Large Cap Value Plus Fund
Class A
Actual	1,000.00	1,213.50	9.37	1.68
Hypothetical	1,000.00	1,016.74	8.54	1.68
Class C
Actual	1,000.00	1,210.70	12.15	2.18
Hypothetical	1,000.00	1,014.22	11.07	2.18
Class R5
Actual	1,000.00	1,217.10	6.87	1.23
Hypothetical	1,000.00	1,019.00	6.26	1.23
Select Class
Actual	1,000.00	1,215.80	7.99	1.43
Hypothetical	1,000.00	1,018.00	7.27	1.43

U.S. Research Equity Plus Fund
Class A
Actual	1,000.00	1,229.30	13.49	2.40
Hypothetical	1,000.00	1,013.11	12.18	2.40
Class C
Actual	1,000.00	1,227.10	16.28	2.90
Hypothetical	1,000.00	1,010.59	14.70	2.90
Class R2
Actual	1,000.00	1,228.20	14.88	2.65
Hypothetical	1,000.00	1,011.85	13.44	2.65
Class R5
Actual	1,000.00	1,232.90	10.97	1.95
Hypothetical	1,000.00	1,015.38	9.91	1.95
Select Class
Actual	1,000.00	1,231.20	12.09	2.15
Hypothetical	1,000.00	1,014.37	10.92	2.15

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period).

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	69

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the JPMorgan U.S. Dynamic Plus Fund, JPMorgan U.S. Large Cap Core Plus Fund and JPMorgan U.S. Large Cap Value Plus Fund (collectively, the “Funds”) whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their

70	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Tustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the U.S. Dynamic Plus Fund, U.S. Large Cap Core Plus Fund and U.S. Large Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance

DECEMBER 31, 2010	J.P. MORGAN PLUS FUNDS	71

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the U.S. Dynamic Plus Fund’s performance was in the second quintile for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2009, respectively and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s performance was in the second and first quintiles for Class A shares for each of the one- and three-year periods ended December 31, 2009, respectively and in the first quintile for the Select Class shares for each of the one- and three-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Large Cap Value Plus Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2009, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the U.S. Dynamic Plus Fund’s net advisory fee for Class A and Select Class shares was in the fifth and fourth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares was in the second and third quintiles, respectively, of its respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Large Cap Core Plus Fund’s net advisory fee for Class A and Select Class shares was in the third quintile and that the actual total expenses for Class A and Select Class shares were in the second quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Large Cap Value Plus Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the first quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

72	J.P. MORGAN PLUS FUNDS	DECEMBER 31, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J. businesses P. Morgan include, Asset Management but are not limited is the marketing to, J.P. Morgan name Investment for the asset Management management Inc. business , Security of Capital JPMorgan Research Chase & & Management Co. Those Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. December 2010	SAN-PLUS-1210

Semi-Annual Report

J.P. Morgan U.S. Equity Funds

December 31, 2010 (Unaudited)

JPMorgan Diversified Fund

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

“Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Last summer, investors’ optimism in the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010. After experiencing a period of volatility towards the end of the summer, however, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the six-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 23.3% from six months prior.

Small caps and growth stocks outpace other style categories

Small cap stocks led the style categories over the past six months (the Russell 2000 Index returned 29.4%, compared to 28.1% and 24.0% as measured by the Russell Mid Cap Index and Russell 1000 Index, respectively). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 26.4% for the six-month reporting period, compared to 21.7% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 30.7%, while the Russell Midcap Value Index returned 25.9%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 32.1%, compared to 26.6%, as of the end of the six-month reporting period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, prompting yields to increase sharply. As of the end of the six-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond rose, from 3.0% to 3.3%. Yields on the 30-year U.S Treasury bond rose from 3.9% to 4.3% as of the end of the period, and the two-year U.S. Treasury note remained flat at 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 1.2%, while the Barclays Capital High Yield Index returned 10.2%, and the Barclays Capital Emerging Markets Index returned 6.8% for the six-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	1

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Reporting Period Return:
Fund (Institutional Class Shares)*	17.62%
S&P 500 Index	23.27%
Diversified Composite Benchmark	14.17%

Net Assets as of 12/31/2010 (In Thousands)	$607,198

INVESTMENT OBJECTIVE**

The JPMorgan Diversified Fund (the “Fund”) seeks to provide a high total return from a diversified portfolio of equity and fixed income investments.

HOW DID THE MARKET PERFORM?

Stocks in most of the world’s capital markets rallied during the six months ended December 31, 2010 and strongly outperformed bonds. U.S. stocks, as measured by the S&P 500 Index, returned 23.27% for the six months ended December 31, 2010 versus a 1.15% return for the Barclays Capital U.S. Aggregate Index, a broad-based index of U.S. fixed income securities.

In the United States, investor sentiment was supported by strong corporate earnings, better-than-expected economic data, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Among U.S. stocks, small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period. International developed and emerging markets stocks also rallied during the reporting period. In developed markets outside of the U.S., strong corporate earnings and positive economic data overshadowed investor concerns about Europe’s debt crisis and the impact that austerity measures would have on growth in the region. Emerging market stocks were bolstered by strong gross domestic product (GDP) growth in developing countries.

As investors regained their appetite for risk, the yield curve (the yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time) steepened significantly during the reporting period, with yields rising and U.S. Treasury prices declining across the board (generally, bond prices increase/decline when yields decline/increase). Meanwhile, strong corporate balance sheets and declining default rates supported the high yield bond market (also known as “junk bonds”). However, while high yield bonds were among the best performing fixed income securities, they still underperformed equities.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares), which invested in a mix of international and domestic equities and fixed income securities, underperformed the S&P 500 Index, which is comprised solely of U.S. equities, as equities strongly outperformed fixed income securities for the six months ended December 31, 2010. The Fund outperformed its composite benchmark, a customized benchmark that is a blend of equity and fixed income benchmarks, consisting of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Index. The Fund’s relative outperformance versus its customized benchmark was driven by its long-term asset allocation, most notably the Fund’s underweight of core fixed income in favor of high yield bonds and emerging market debt. These two asset classes outperformed core fixed income during the reporting period and were not represented in the Fund’s customized benchmark. The Fund’s relative performance against its customized benchmark was also helped by its overweight of equities relative to fixed income investments.

The Fund invested in underlying J.P. Morgan funds to implement the Fund’s portfolio managers’ asset allocation decisions in certain asset classes. While the Funds’ allocation to U.S. small cap and emerging markets equities contributed to performance from an asset allocation perspective, the underlying small cap and emerging markets equity funds held by the Fund underperformed their respective benchmarks. Another underlying equity fund that underperformed its respective benchmark was the JPMorgan Value Advantage Fund. Meanwhile, the JPMorgan International Equity Fund outperformed its respective benchmark and the Fund’s underlying fixed income funds also each outperformed their respective benchmarks.

HOW WAS THE FUND POSITIONED?

The Fund targeted a long-term strategic asset allocation that consists of the following weights: 39% in U.S. large-cap equity, 8% in U.S. small-cap equity, 2% in real estate investment trusts (REITs), 16% in international equity (including emerging markets equities) and 35% in fixed income.

Within equities, the Fund’s portfolio managers preferred emerging market equities, as they believed that these stocks would benefit from continued economic growth in emerging markets. Among fixed-income securities, the Fund’s portfolio managers preferred high yield bonds, as they believed that this area of the fixed-income market was attractively valued from a risk/return perspective. The Fund used futures to more easily implement the Fund’s portfolio managers’ short-to-intermediate-term tactical asset allocation views. The Fund also employed futures and currency forwards to help manage cash flows and bring the Fund’s currency exposure closer in line with its U.S. dollar denominated benchmarks.

2	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan Value Advantage Fund, Institutional Class Shares	6.2%
2.	JPMorgan High Yield Fund, Class R6 Shares	4.9
3.	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	4.1
4.	JPMorgan Emerging Markets Debt Fund, Select Class Shares	2.5
5.	U.S. Treasury Bonds, 6.250%, 08/15/23	1.7
6.	Apple, Inc.	1.4
7.	U.S. Treasury Notes, 0.875%, 01/31/11	1.1
8.	JPMorgan International Realty Fund, Select Class Shares	1.0
9.	U.S. Treasury Bonds, 5.375%, 02/15/31	1.0
10.	U.S. Treasury Notes, 3.250%, 12/31/16	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Investment Companies	19.6%
Financials	11.2
Information Technology	9.6
Collateralized Mortgage Obligations	8.8
U.S. Treasury Obligations	8.1
Consumer Discretionary	7.2
Industrials	6.6
Energy	5.8
Health Care	5.4
Consumer Staples	4.1
Materials	3.0
Utilities	2.6
Telecommunication Services	2.4
Asset-Backed Securities	1.1
Others (each less than 1.0%)	1.1
Short-Term Investment	3.4

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	3

JPMorgan Diversified Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	3/24/03
Without Sales Charge		17.37%	13.88%	5.09%	3.64%
With Sales Charge**		12.08	8.76	4.13	3.16
CLASS B SHARES	3/24/03
Without CDSC		17.02	13.24	4.55	3.20
With CDSC***		12.02	8.24	4.21	3.20
CLASS C SHARES	3/24/03
Without CDSC		17.07	13.24	4.56	3.20
With CDSC****		16.07	12.24	4.56	3.20
INSTITUTIONAL CLASS SHARES	9/10/93	17.62	14.40	5.61	4.13
SELECT CLASS SHARES	9/10/01	17.45	14.11	5.36	3.86

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Prior to 9/7/01, the Fund operated in a master-feeder structure. The returns for the Institutional Class Shares before 9/10/01 reflect the performance of the institutional feeder of the Diversified Portfolio. The returns for the Select Class Shares before they were launched on 9/10/01 reflect the performance of the retail feeder of the Diversified Portfolio. The historical expenses for each of these classes are substantially similar to those of the feeder in which they were invested prior to 9/10/01.

Returns for the Class A, Class B, and Class C Shares prior to their inception are calculated using the historical expenses of the Select Class Shares. During this period, the actual returns of Class A, Class B and Class C Shares would have been lower than shown because Class A, Class B and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan Diversified Fund, the S&P 500 Index, the Diversified Composite Benchmark and the Lipper Mixed-Asset Target Allocation Growth Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the S&P 500 Index and the Diversified Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-

Asset Target Allocation Growth Funds Index includes expenses associated with a mutual funds, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P 500 Index is a broad-based securities market index generally representative of the performance of large companies in the U.S. stock market. The Diversified Composite Benchmark is comprised of 60% of the S&P 500 Index and 40% of the Barclays Capital U.S. Aggregate Index. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Mixed-Asset Target Allocation Growth Funds Index is an index based on the total returns of certain groups of mutual funds as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

Because Class B Shares automatically convert to Class A Shares after 8 years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 50.8%
		Consumer Discretionary — 6.4%
		Auto Components — 0.6%
8		Compagnie Generale des Etablissements Michelin, (France), Class B	605
4		Drew Industries, Inc.	95
13		Gentex Corp.	374
61		Johnson Controls, Inc.	2,316
5		Superior Industries International, Inc.	95

			3,485

		Automobiles — 0.8%
15		Daimler AG, (Germany) (a)	1,021
27		Ford Motor Co. (a)	459
34		General Motors Co. (a)	1,265
16		Harley-Davidson, Inc.	549
146		Nissan Motor Co., Ltd., (Japan)	1,379

			4,673

		Diversified Consumer Services — 0.1%
7		American Public Education, Inc. (a)	276
—	(h)	Apollo Group, Inc., Class A (a)	17
9		Sotheby’s	387

			680

		Hotels, Restaurants & Leisure — 1.1%
1		Biglari Holdings, Inc. (a)	205
3		Bravo Brio Restaurant Group, Inc. (a)	65
20		Carnival Corp.	917
12		Cheesecake Factory, Inc. (The) (a)	368
12		Darden Restaurants, Inc.	576
—	(h)	DineEquity, Inc. (a)	20
9		Gaylord Entertainment Co. (a)	323
211		Genting Singapore plc, (Singapore) (a)	361
50		Intercontinental Hotels Group plc, (United Kingdom)	976
18		International Game Technology	321
3		McDonald’s Corp.	193
5		Monarch Casino & Resort, Inc. (a)	64
7		O’Charley’s, Inc. (a)	51
3		Red Robin Gourmet Burgers, Inc. (a)	69
3		Ruby Tuesday, Inc. (a)	40
13		Sodexo, (France)	892
5		Starbucks Corp.	164
3		Starwood Hotels & Resorts Worldwide, Inc.	185
9		Wyndham Worldwide Corp.	261
12		Yum! Brands, Inc.	567

			6,618

SHARES		SECURITY DESCRIPTION	VALUE($)

		Household Durables — 0.3%
10		American Greetings Corp., Class A	230
3		Blyth, Inc.	86
1		CSS Industries, Inc.	17
36		Furniture Brands International, Inc. (a)	186
9		Harman International Industries, Inc. (a)	398
3		Helen of Troy Ltd., (Bermuda) (a)	83
7		La-Z-Boy, Inc. (a)	59
8		Leggett & Platt, Inc.	191
7		Lennar Corp., Class A	133
7		Lifetime Brands, Inc. (a)	103
—	(h)	NVR, Inc. (a)	273
5		Pulte Group, Inc. (a)	37
3		Standard Pacific Corp. (a)	12
3		Whirlpool Corp.	231

			2,039

		Internet & Catalog Retail — 0.5%
16		Amazon.com, Inc. (a) (m)	2,799
3		Expedia, Inc.	86
1		NetFlix, Inc. (a)	156

			3,041

		Leisure Equipment & Products — 0.1%
6		Arctic Cat, Inc. (a)	85
17		JAKKS Pacific, Inc. (a)	306
1		Mattel, Inc.	33

			424

		Media — 1.4%
43		CBS Corp., Class B	814
26		Comcast Corp., Class A	574
3		Dex One Corp. (a)	22
7		DIRECTV, Class A (a)	287
3		Entercom Communications Corp., Class A (a)	33
28		Gannett Co., Inc.	425
5		Journal Communications, Inc., Class A (a)	26
17		Lamar Advertising Co., Class A (a)	661
3		Lee Enterprises, Inc. (a)	8
7		McClatchy Co. (The), Class A (a)	33
7		PRIMEDIA, Inc.	28
2		Scholastic Corp.	71
9		Scripps Networks Interactive, Inc., Class A	471
19		Sinclair Broadcast Group, Inc., Class A	155
2		Time Warner Cable, Inc.	152
83		Time Warner, Inc.	2,684
13		Viacom, Inc., Class B	495
42		Walt Disney Co. (The)	1,580

			8,519

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	5

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Multiline Retail — 0.5%
9		Dillard’s, Inc., Class A	353
4		Dollar Tree, Inc. (a)	196
2		Family Dollar Stores, Inc.	94
6		Kohl’s Corp. (a)	347
15		Macy’s, Inc.	369
5		PPR, (France)	808
14		Retail Ventures, Inc. (a)	226
64		Takashimaya Co., Ltd., (Japan)	547
7		Target Corp.	448

			3,388

		Specialty Retail — 0.8%
3		Advance Auto Parts, Inc. (m)	192
4		AutoZone, Inc. (a)	980
3		Borders Group, Inc. (a)	2
7		Cache, Inc. (a)	32
6		Charming Shoppes, Inc. (a)	23
2		Collective Brands, Inc. (a)	51
9		Conn’s, Inc. (a)	40
12		Dick’s Sporting Goods, Inc. (a)	443
16		Finish Line, Inc. (The), Class A	266
7		GameStop Corp., Class A (a)	151
1		Haverty Furniture Cos., Inc.	16
4		Limited Brands, Inc.	129
30		Lowe’s Cos., Inc.	758
7		MarineMax, Inc. (a)	65
3		Midas, Inc. (a)	22
21		OfficeMax, Inc. (a)	378
—	(h)	RadioShack Corp.	6
—	(h)	Rent-A-Center, Inc.	13
5		Signet Jewelers Ltd., (Bermuda) (a)	221
32		Staples, Inc.	725
4		TJX Cos., Inc.	186
5		Williams-Sonoma, Inc.	186

			4,885

		Textiles, Apparel & Luxury Goods — 0.2%
7		Coach, Inc.	365
2		Deckers Outdoor Corp. (a)	143
19		Liz Claiborne, Inc. (a)	137
2		NIKE, Inc., Class B	171
3		Oxford Industries, Inc.	82
5		Perry Ellis International, Inc. (a)	124
5		Timberland Co. (The), Class A (a)	111
4		Unifi, Inc. (a)	74
			1,207

		Total Consumer Discretionary	38,959

SHARES		SECURITY DESCRIPTION	VALUE($)

		Consumer Staples — 3.6%
		Beverages — 0.8%
37		Coca-Cola Co. (The)	2,420
9		Constellation Brands, Inc., Class A (a)	197
9		MGP Ingredients, Inc.	100
3		Molson Coors Brewing Co., Class B	171
2		National Beverage Corp.	28
19		PepsiCo, Inc.	1,209
8		Pernod-Ricard S.A., (France)	759

			4,884

		Food & Staples Retailing — 0.6%
18		CVS Caremark Corp.	632
1		Fresh Market, Inc. (The) (a)	29
34		Kroger Co. (The)	764
—	(h)	Nash Finch Co.	4
2		Pantry, Inc. (The) (a)	32
25		Sysco Corp.	747
6		Walgreen Co.	237
22		Wal-Mart Stores, Inc.	1,201

			3,646

		Food Products — 0.5%
2		Archer-Daniels-Midland Co.	58
3		B&G Foods, Inc.	47
10		Campbell Soup Co.	339
3		ConAgra Foods, Inc.	66
4		Dole Food Co., Inc. (a)	53
26		General Mills, Inc.	941
6		Kellogg Co.	318
4		Smithfield Foods, Inc. (a)	91
10		Tyson Foods, Inc., Class A	172
40		Unilever N.V. CVA, (Netherlands)	1,238

			3,323

		Household Products — 0.9%
8		Central Garden & Pet Co., Class A (a)	82
9		Colgate-Palmolive Co.	735
2		Energizer Holdings, Inc. (a)	175
14		Kimberly-Clark Corp.	881
44		Procter & Gamble Co. (The)	2,854
17		Reckitt Benckiser Group plc, (United Kingdom)	947

			5,674

		Personal Products — 0.2%
5		Herbalife Ltd., (Cayman Islands)	356
3		Inter Parfums, Inc.	60
6		Prestige Brands Holdings, Inc. (a)	69
31		Shiseido Co., Ltd., (Japan)	677

			1,162

SEE NOTES TO FINANCIAL STATEMENTS.

6	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Tobacco — 0.6%
4		Altria Group, Inc. (m)	97
30		British American Tobacco plc, (United Kingdom)	1,146
—	(h)	Japan Tobacco, Inc., (Japan)	857
6		Lorillard, Inc.	484
14		Philip Morris International, Inc.	845
			3,429

		Total Consumer Staples	22,118

		Energy — 5.4%
		Energy Equipment & Services — 0.9%
10		Baker Hughes, Inc.	573
41		Cal Dive International, Inc. (a)	230
14		Cameron International Corp. (a)	718
2		Complete Production Services, Inc. (a)	65
2		Dresser-Rand Group, Inc. (a)	68
—	(h)	FMC Technologies, Inc. (a)	24
3		Global Geophysical Services, Inc. (a)	27
1		Gulf Island Fabrication, Inc.	20
10		Halliburton Co.	422
5		Helmerich & Payne, Inc.	220
6		Hercules Offshore, Inc. (a)	21
3		ION Geophysical Corp. (a)	24
11		Key Energy Services, Inc. (a)	144
11		National Oilwell Varco, Inc.	730
10		Patterson-UTI Energy, Inc.	222
4		Pioneer Drilling Co. (a)	33
6		Rowan Cos., Inc. (a)	207
21		Schlumberger Ltd.	1,792

			5,540

		Oil, Gas & Consumable Fuels — 4.5%
7		Anadarko Petroleum Corp.	569
20		Apache Corp.	2,349
50		BG Group plc, (United Kingdom)	1,023
126		BP plc, (United Kingdom)	932
57		Cairn Energy plc, (United Kingdom) (a)	374
46		Chevron Corp.	4,162
—	(h)	Clayton Williams Energy, Inc. (a)	17
9		Concho Resources, Inc. (a)	762
8		ConocoPhillips	571
1		Consol Energy, Inc.	37
16		Devon Energy Corp.	1,270
5		Energy Partners Ltd. (a)	76
11		EOG Resources, Inc.	1,007
71		Exxon Mobil Corp.	5,172
12		Forest Oil Corp. (a)	439

SHARES		SECURITY DESCRIPTION	VALUE($)

		Oil, Gas & Consumable Fuels — Continued
1		Frontline Ltd., (Bermuda)	33
129		JX Holdings, Inc., (Japan)	870
3		McMoRan Exploration Co. (a)	50
1		Murphy Oil Corp.	42
6		Noble Energy, Inc.	555
30		Occidental Petroleum Corp.	2,962
2		Peabody Energy Corp.	138
12		Petroquest Energy, Inc. (a)	87
74		Royal Dutch Shell plc, (Netherlands), Class A	2,448
3		Stone Energy Corp. (a)	62
3		Swift Energy Co. (a)	102
1		Targa Resources Corp. (a)	19
24		Tullow Oil plc, (United Kingdom)	468
15		VAALCO Energy, Inc. (a)	105
1		W&T Offshore, Inc.	21
2		Whiting Petroleum Corp. (a)	176
2		World Fuel Services Corp.	58
			26,956

		Total Energy	32,496

		Financials — 8.4%
		Capital Markets — 1.6%
2		Affiliated Managers Group, Inc. (a) (m)	159
10		Ameriprise Financial, Inc.	558
23		Credit Suisse Group AG, (Switzerland)	923
2		Federated Investors, Inc., Class B	52
—	(h)	Franklin Resources, Inc.	1
2		Gladstone Capital Corp.	17
17		Goldman Sachs Group, Inc. (The)	2,793
20		Invesco Ltd.	475
—	(h)	Janus Capital Group, Inc.	3
10		Lazard Ltd., (Bermuda), Class A	391
3		Legg Mason, Inc.	123
3		LPL Investment Holdings, Inc. (a)	124
25		Macquarie Group Ltd., (Australia)	933
164		Man Group plc, (United Kingdom)	761
27		Morgan Stanley	748
2		NGP Capital Resources Co.	19
1		Oppenheimer Holdings, Inc., Class A	34
1		Piper Jaffray Cos. (a)	31
5		Pzena Investment Management, Inc., Class A	36
10		State Street Corp.	482
8		T. Rowe Price Group, Inc.	496
20		TD AMERITRADE Holding Corp.	373

			9,532

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	7

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Commercial Banks — 2.6%
2		1st Source Corp.	32
1		1st United Bancorp, Inc. (a)	8
4		BancFirst Corp.	161
226		Barclays plc, (United Kingdom)	935
14		BB&T Corp.	369
16		BNP Paribas, (France)	1,005
3		Cathay General Bancorp	57
331		China Merchants Bank Co., Ltd., (China), Class H	835
4		City Holding Co.	152
4		Comerica, Inc.	183
55		DnB NOR ASA, (Norway)	776
12		Erste Group Bank AG, (Austria)	570
2		Financial Institutions, Inc.	28
2		First Bancorp (a)	1
25		First Commonwealth Financial Corp.	177
4		First Financial Bancorp	68
2		First Horizon National Corp. (a)	24
2		First Interstate Bancsystem, Inc.	23
1		First Merchants Corp.	9
6		FNB Corp.	57
2		Heartland Financial USA, Inc.	28
177		HSBC Holdings plc, (United Kingdom)	1,810
83		Huntington Bancshares, Inc.	573
15		KBC Groep N.V., (Belgium) (a)	525
626		Lloyds Banking Group plc, (United Kingdom) (a)	646
—	(h)	M&T Bank Corp.	27
3		Nara Bancorp, Inc. (a)	29
10		PNC Financial Services Group, Inc.	577
30		Regions Financial Corp.	208
2		Sierra Bancorp	19
4		Simmons First National Corp., Class A	111
10		Southwest Bancorp, Inc. (a)	124
5		Suffolk Bancorp	131
25		Sumitomo Mitsui Financial Group, Inc., (Japan)	888
9		SunTrust Banks, Inc.	258
6		Susquehanna Bancshares, Inc.	53
2		SVB Financial Group (a)	120
9		TCF Financial Corp.	135
34		U.S. Bancorp	905
1		UMB Financial Corp.	46
100		Wells Fargo & Co.	3,105
3		West Bancorp, Inc.	20
5		Zions Bancorp	122

			15,930

SHARES		SECURITY DESCRIPTION	VALUE($)

		Consumer Finance — 0.4%
4		Advance America Cash Advance Centers, Inc. (m)	24
25		American Express Co.	1,059
22		Capital One Financial Corp.	923
—	(h)	CompuCredit Holdings Corp. (a)	3
2		Credit Acceptance Corp. (a)	94
8		Dollar Financial Corp. (a)	215
1		Netspend Holdings, Inc. (a)	12
3		World Acceptance Corp. (a)	179

			2,509

		Diversified Financial Services — 1.3%
195		Bank of America Corp.	2,603
662		Citigroup, Inc. (a)	3,131
2		CME Group, Inc.	749
92		ING Groep N.V. CVA, (Netherlands) (a)	899
5		Marlin Business Services Corp. (a)	57
4		PHH Corp. (a)	102
1		Portfolio Recovery Associates, Inc. (a)	68

			7,609

		Insurance — 1.6%
24		ACE Ltd., (Switzerland)	1,496
5		Aflac, Inc. (m)	272
12		American Equity Investment Life Holding Co.	146
6		AON Corp.	273
—	(h)	Argo Group International Holdings Ltd., (Bermuda)	17
1		Aspen Insurance Holdings Ltd., (Bermuda)	17
1		Axis Capital Holdings Ltd., (Bermuda)	47
8		Berkshire Hathaway, Inc., Class B (a)	666
16		CNO Financial Group, Inc. (a)	109
1		Delphi Financial Group, Inc., Class A	32
5		Endurance Specialty Holdings Ltd., (Bermuda)	217
—	(h)	Everest Re Group Ltd., (Bermuda)	19
3		Harleysville Group, Inc.	118
3		Hartford Financial Services Group, Inc.	82
9		Lincoln National Corp.	253
3		Meadowbrook Insurance Group, Inc.	30
23		MetLife, Inc.	1,039
1		Navigators Group, Inc. (The) (a)	65
—	(h)	PartnerRe Ltd., (Bermuda)	18
4		Platinum Underwriters Holdings Ltd., (Bermuda)	189
2		ProAssurance Corp. (a)	91
7		Protective Life Corp.	197
25		Prudential Financial, Inc.	1,458
48		QBE Insurance Group Ltd., (Australia)	894
6		RenaissanceRe Holdings Ltd., (Bermuda)	408

SEE NOTES TO FINANCIAL STATEMENTS.

8	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Insurance — Continued
24		XL Group plc, (Ireland)	516
4		Zurich Financial Services AG, (Switzerland)	948

			9,617

		Real Estate Investment Trusts (REITs) — 0.5%
1		Alexandria Real Estate Equities, Inc. (m)	95
1		American Capital Agency Corp.	34
6		Anworth Mortgage Asset Corp.	44
6		Ashford Hospitality Trust, Inc. (a)	57
—	(h)	Associated Estates Realty Corp.	6
2		BioMed Realty Trust, Inc.	30
1		Colonial Properties Trust	16
7		DCT Industrial Trust, Inc.	39
5		DiamondRock Hospitality Co. (a)	55
5		Digital Realty Trust, Inc.	235
7		Douglas Emmett, Inc. (m)	111
2		EastGroup Properties, Inc.	68
4		Education Realty Trust, Inc.	33
4		Equity Residential	203
9		FelCor Lodging Trust, Inc. (a)	61
—	(h)	HCP, Inc.	15
2		Home Properties, Inc.	89
6		Hospitality Properties Trust	135
5		Host Hotels & Resorts, Inc.	85
2		LaSalle Hotel Properties	43
11		Lexington Realty Trust	90
7		LTC Properties, Inc.	188
14		MFA Financial, Inc.	112
—	(h)	Mid-America Apartment Communities, Inc.	13
19		MPG Office Trust, Inc. (a)	51
2		Omega Healthcare Investors, Inc.	47
2		Pebblebrook Hotel Trust	43
12		Pennsylvania Real Estate Investment Trust	175
1		Plum Creek Timber Co., Inc.	19
2		ProLogis	28
2		PS Business Parks, Inc.	89
8		Ramco-Gershenson Properties Trust	101
3		Saul Centers, Inc.	123
3		Simon Property Group, Inc.	269
18		Strategic Hotels & Resorts, Inc. (a)	93
12		Sunstone Hotel Investors, Inc. (a)	125
1		Taubman Centers, Inc.	55
—	(h)	Vornado Realty Trust	19

			3,094

SHARES	SECURITY DESCRIPTION	VALUE($)

	Real Estate Management & Development — 0.4%
284	China Overseas Land & Investment Ltd., (Hong Kong)	525
240	China Resources Land Ltd., (Hong Kong)	438
95	Hang Lung Properties Ltd., (Hong Kong)	444
50	Sun Hung Kai Properties Ltd., (Hong Kong)	830

		2,237

	Thrifts & Mortgage Finance — 0.0% (g)
2	Astoria Financial Corp.	33
1	Capitol Federal Financial, Inc.	6
6	MGIC Investment Corp. (a)	57
3	OceanFirst Financial Corp.	36
5	Ocwen Financial Corp. (a)	45
3	Radian Group, Inc.	20

		197

	Total Financials	50,725

	Health Care — 5.2%
	Biotechnology — 0.9%
2	Acorda Therapeutics, Inc. (a) (m)	65
2	Affymax, Inc. (a) (m)	15
5	Alexion Pharmaceuticals, Inc. (a) (m)	394
7	Amgen, Inc. (a)	359
7	Anadys Pharmaceuticals, Inc. (a)	9
12	Ariad Pharmaceuticals, Inc. (a)	61
7	ArQule, Inc. (a)	39
4	BioCryst Pharmaceuticals, Inc. (a)	23
26	Biogen Idec, Inc. (a)	1,769
1	BioMarin Pharmaceutical, Inc. (a)	30
25	Celgene Corp. (a)	1,495
3	Cephalon, Inc. (a)	173
6	Chelsea Therapeutics International Ltd. (a)	46
6	Cytokinetics, Inc. (a)	13
16	Dynavax Technologies Corp. (a)	50
1	Genzyme Corp. (a)	71
3	Gilead Sciences, Inc. (a)	106
20	Idenix Pharmaceuticals, Inc. (a)	99
4	Immunomedics, Inc. (a)	13
7	Incyte Corp., Ltd. (a)	111
12	Intercell AG, (Austria) (a)	188
2	Ironwood Pharmaceuticals, Inc. (a)	24
3	Medivation, Inc. (a)	42
8	Orexigen Therapeutics, Inc. (a)	61
2	Pharmasset, Inc. (a)	78
3	Savient Pharmaceuticals, Inc. (a)	36

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	9

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Biotechnology — Continued
2	Seattle Genetics, Inc. (a)	27
5	Tengion, Inc. (a)	13
3	Theravance, Inc. (a)	83

		5,493

	Health Care Equipment & Supplies — 0.5%
5	American Medical Systems Holdings, Inc. (a)	85
2	Baxter International, Inc.	109
11	Boston Scientific Corp. (a)	83
2	C.R. Bard, Inc.	157
4	Cooper Cos., Inc. (The)	208
20	Covidien plc, (Ireland)	931
3	GenMark Diagnostics, Inc. (a)	12
9	Greatbatch, Inc. (a)	210
4	Immucor, Inc. (a)	83
2	Insulet Corp. (a)	36
4	Invacare Corp.	127
4	Kinetic Concepts, Inc. (a)	167
2	Medtronic, Inc.	56
10	Sirona Dental Systems, Inc. (a)	401
2	Teleflex, Inc.	108
15	Thoratec Corp. (a)	411
12	TomoTherapy, Inc. (a)	44

		3,228

	Health Care Providers & Services — 1.2%
3	Aetna, Inc. (m)	95
6	Alliance HealthCare Services, Inc. (a) (m)	25
2	American Dental Partners, Inc. (a)	28
4	AMERIGROUP Corp. (a)	184
19	Cardinal Health, Inc.	716
23	Cross Country Healthcare, Inc. (a)	196
8	DaVita, Inc. (a)	553
17	Emeritus Corp. (a)	342
11	Express Scripts, Inc. (a)	584
7	Healthspring, Inc. (a)	190
5	Humana, Inc. (a)	275
17	Lincare Holdings, Inc.	467
4	Magellan Health Services, Inc. (a)	208
4	McKesson Corp.	314
4	Medco Health Solutions, Inc. (a)	274
9	PharMerica Corp. (a)	98
4	Providence Service Corp. (The) (a)	66
8	Sunrise Senior Living, Inc. (a)	42
3	Triple-S Management Corp., Class B (a)	59
55	UnitedHealth Group, Inc.	1,970
4	Universal Health Services, Inc., Class B	187
7	WellPoint, Inc. (a)	409

		7,282

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.1%
3	Medidata Solutions, Inc. (a)	62
5	MedQuist, Inc.	41
8	Omnicell, Inc. (a)	110

		213

	Life Sciences Tools & Services — 0.2%
10	Affymetrix, Inc. (a) (m)	49
15	Agilent Technologies, Inc. (a) (m)	627
1	Mettler-Toledo International, Inc., (Switzerland) (a)	151
2	Pacific Biosciences of California, Inc. (a)	24
10	Thermo Fisher Scientific, Inc. (a)	530

		1,381

	Pharmaceuticals — 2.3%
43	Abbott Laboratories (m)	2,070
2	Acura Pharmaceuticals, Inc. (a) (m)	7
2	Ardea Biosciences, Inc. (a)	62
12	AVANIR Pharmaceuticals, Inc., Class A (a)	48
15	Bayer AG, (Germany)	1,144
5	Bristol-Myers Squibb Co.	138
6	Cadence Pharmaceuticals, Inc. (a)	44
3	Cardiome Pharma Corp., (Canada) (a)	16
4	Endo Pharmaceuticals Holdings, Inc. (a)	128
60	GlaxoSmithKline plc, (United Kingdom)	1,169
6	Johnson & Johnson	376
2	MAP Pharmaceuticals, Inc. (a)	32
77	Merck & Co., Inc.	2,779
5	Mylan, Inc. (a)	112
1	Optimer Pharmaceuticals, Inc. (a)	7
146	Pfizer, Inc.	2,562
18	Sanofi-Aventis S.A., (France)	1,165
25	Shire plc, (Ireland)	615
8	Teva Pharmaceutical Industries Ltd., (Israel), ADR	435
27	Valeant Pharmaceuticals International, Inc., (Canada)	772
5	ViroPharma, Inc. (a)	88
8	Warner Chilcott plc, (Ireland), Class A	180
2	XenoPort, Inc. (a)	14

		13,963

	Total Health Care	31,560

	Industrials — 6.1%
	Aerospace & Defense — 1.0%
6	Cubic Corp.	259
12	GenCorp, Inc. (a)	62
11	General Dynamics Corp.	766

SEE NOTES TO FINANCIAL STATEMENTS.

10	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Aerospace & Defense — Continued
5	Goodrich Corp.	414
6	HEICO Corp.	294
32	Honeywell International, Inc.	1,682
1	Northrop Grumman Corp.	83
3	Precision Castparts Corp.	394
28	United Technologies Corp.	2,180

		6,134

	Air Freight & Logistics — 0.1%
1	FedEx Corp.	104
1	Hub Group, Inc., Class A (a)	46
6	Pacer International, Inc. (a)	40
3	United Parcel Service, Inc., Class B	196

		386

	Airlines — 0.1%
25	Delta Air Lines, Inc. (a)	313
18	Hawaiian Holdings, Inc. (a)	139
1	Republic Airways Holdings, Inc. (a)	10
1	Southwest Airlines Co.	9
11	United Continental Holdings, Inc. (a)	250

		721

	Building Products — 0.2%
16	Daikin Industries Ltd., (Japan)	565
9	Gibraltar Industries, Inc. (a)	117
6	Insteel Industries, Inc.	76
226	Nippon Sheet Glass Co., Ltd., (Japan)	606
4	Quanex Building Products Corp.	73

		1,437

	Commercial Services & Supplies — 0.1%
13	ACCO Brands Corp. (a) (m)	113
7	American Reprographics Co. (a)	52
1	Avery Dennison Corp.	46
2	Consolidated Graphics, Inc. (a)	87
5	Deluxe Corp.	104
2	G&K Services, Inc., Class A	49
12	Knoll, Inc.	192
3	Metalico, Inc. (a)	15
9	R.R. Donnelley & Sons Co.	149
1	Standard Parking Corp. (a)	21
2	Standard Register Co. (The)	8
1	Steelcase, Inc., Class A	14

		850

	Construction & Engineering — 0.0% (g)
9	EMCOR Group, Inc. (a)	258

SHARES		SECURITY DESCRIPTION	VALUE($)

		Electrical Equipment — 0.6%
2		Acuity Brands, Inc. (m)	121
134		Mitsubishi Electric Corp., (Japan)	1,400
7		Rockwell Automation, Inc.	480
8		Schneider Electric S.A., (France)	1,196
5		Thomas & Betts Corp. (a)	227

			3,424

		Industrial Conglomerates — 1.4%
15		3M Co.	1,279
46		Cookson Group plc, (United Kingdom) (a)	476
85		General Electric Co.	1,551
83		Hutchison Whampoa Ltd., (Hong Kong)	854
37		Koninklijke Philips Electronics N.V., (Netherlands)	1,127
36		Ruukki Group OYJ, (Finland) (a)	81
12		Siemens AG, (Germany)	1,546
3		Standex International Corp.	93
2		Textron, Inc.	44
4		Tredegar Corp.	76
28		Tyco International Ltd., (Switzerland)	1,181

			8,308

		Machinery — 1.1%
1		Cascade Corp.	52
15		Cummins, Inc.	1,634
7		Deere & Co.	614
8		Eaton Corp.	792
1		Joy Global, Inc.	104
57		Kubota Corp., (Japan)	537
4		Mueller Industries, Inc.	137
—	(h)	NACCO Industries, Inc., Class A	22
3		Nordson Corp.	303
17		PACCAR, Inc.	965
11		Parker Hannifin Corp.	980
6		Sauer-Danfoss, Inc. (a)	158
4		Timken Co.	181
4		Trimas Corp. (a)	76
7		Wabtec Corp.	353

			6,908

		Marine — 0.0% (g)
22		Horizon Lines, Inc., Class A	96

		Professional Services — 0.1%
59		Experian plc, (Ireland)	738
9		SFN Group, Inc. (a)	87

			825

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	11

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Road & Rail — 0.9%
24	Avis Budget Group, Inc. (a)	372
1	Celadon Group, Inc. (a)	16
2	Con-way, Inc.	59
7	CSX Corp.	438
10	East Japan Railway Co., (Japan)	629
4	Heartland Express, Inc.	66
6	J.B. Hunt Transport Services, Inc.	249
85	Nippon Express Co., Ltd., (Japan)	382
34	Norfolk Southern Corp.	2,149
13	Old Dominion Freight Line, Inc. (a)	400
2	Swift Transporation Co. (a)	23
5	Union Pacific Corp.	452

		5,235

	Trading Companies & Distributors — 0.5%
4	Aircastle Ltd.	45
3	Applied Industrial Technologies, Inc.	101
80	Marubeni Corp., (Japan)	560
62	Mitsui & Co., Ltd., (Japan)	1,023
3	TAL International Group, Inc.	99
4	W.W. Grainger, Inc.	552
6	WESCO International, Inc. (a)	317
		2,697

	Total Industrials	37,279

	Information Technology — 9.4%
	Communications Equipment — 1.4%
3	Arris Group, Inc. (a)	33
4	Aviat Networks, Inc. (a)	18
4	Black Box Corp.	142
123	Cisco Systems, Inc. (a)	2,480
1	Comtech Telecommunications Corp.	30
5	Emulex Corp. (a)	55
1	F5 Networks, Inc. (a)	156
5	InterDigital, Inc. (a)	225
34	Juniper Networks, Inc. (a)	1,263
44	Nokia OYJ, (Finland)	460
7	Oplink Communications, Inc. (a)	135
2	Plantronics, Inc.	56
9	Powerwave Technologies, Inc. (a)	24
49	QUALCOMM, Inc.	2,404
8	Riverbed Technology, Inc. (a)	281
89	ZTE Corp., (China), Class H	354

		8,116

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — 2.2%
27	Apple, Inc. (a)	8,663
2	Electronics for Imaging, Inc. (a)	33
63	EMC Corp. (a)	1,439
85	Fujitsu Ltd., (Japan)	589
29	Hewlett-Packard Co.	1,222
6	Imation Corp. (a)	60
5	Lexmark International, Inc., Class A (a)	174
10	NetApp, Inc. (a)	539
3	Novatel Wireless, Inc. (a)	32
8	Quantum Corp. (a)	28
11	SanDisk Corp. (a)	540
2	Seagate Technology plc, (Ireland) (a)	26

		13,345

	Electronic Equipment, Instruments & Components — 0.7%
1	Aeroflex Holding Corp. (a) (m)	18
10	Amphenol Corp., Class A	513
1	Anixter International, Inc.	60
17	Brightpoint, Inc. (a)	144
8	Checkpoint Systems, Inc. (a)	173
5	Coherent, Inc. (a)	221
14	Corning, Inc.	275
1	Electro Rent Corp.	18
26	FUJIFILM Holdings Corp., (Japan)	951
96	Hon Hai Precision Industry Co., Ltd., (Taiwan), GDR	775
6	Methode Electronics, Inc.	73
2	Newport Corp. (a)	29
4	Power-One, Inc. (a)	43
106	Premier Farnell plc, (United Kingdom)	476
9	Pulse Electronics Corp.	48
1	RadiSys Corp. (a)	12
15	Tyco Electronics Ltd., (Switzerland)	538

		4,367

	Internet Software & Services — 0.3%
1	Ancestry.com, Inc. (a)	31
3	eBay, Inc. (a)	75
3	Google, Inc., Class A (a)	1,610
6	IAC/InterActiveCorp. (a)	175
2	IntraLinks Holdings, Inc. (a)	43
1	Perficient, Inc. (a)	9
3	Saba Software, Inc. (a)	18
1	SciQuest, Inc. (a)	18
3	Yahoo!, Inc. (a)	56

		2,035

SEE NOTES TO FINANCIAL STATEMENTS.

12	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	IT Services — 1.2%
5	Acxiom Corp. (a) (m)	77
3	Alliance Data Systems Corp. (a) (m)	188
16	CGI Group, Inc., (Canada), Class A (a)	272
5	CIBER, Inc. (a)	23
19	Cognizant Technology Solutions Corp., Class A (a)	1,423
2	Computer Sciences Corp.	114
2	CSG Systems International, Inc. (a)	40
8	FleetCor Technologies, Inc. (a)	257
3	Genpact Ltd., (Bermuda) (a)	45
3	Global Cash Access Holdings, Inc. (a)	9
2	Heartland Payment Systems, Inc.	23
10	Infosys Technologies Ltd., (India), ADR	760
19	International Business Machines Corp.	2,740
4	MasterCard, Inc., Class A	796
2	Unisys Corp. (a)	41
13	VeriFone Systems, Inc. (a)	494
1	Visa, Inc., Class A	102
2	Western Union Co. (The)	40

		7,444

	Office Electronics — 0.3%
40	Ricoh Co., Ltd., (Japan)	583
64	Xerox Corp.	740
9	Zebra Technologies Corp., Class A (a)	335

		1,658

	Semiconductors & Semiconductor Equipment — 1.4%
4	Amkor Technology, Inc. (a)	31
9	Analog Devices, Inc.	341
13	Applied Materials, Inc.	179
2	Applied Micro Circuits Corp. (a)	23
17	ASML Holding N.V., (Netherlands)	638
1	ATMI, Inc. (a) (m)	28
24	Broadcom Corp., Class A	1,052
16	Cirrus Logic, Inc. (a)	256
2	Cymer, Inc. (a)	81
2	DSP Group, Inc. (a)	12
4	GSI Technology, Inc. (a)	36
2	Inphi Corp. (a)	30
3	Integrated Device Technology, Inc. (a)	19
5	Intel Corp.	102
26	Intersil Corp., Class A	403
12	Lam Research Corp. (a)	645
6	Lattice Semiconductor Corp. (a)	34
29	LSI Corp. (a)	173
32	Marvell Technology Group Ltd., (Bermuda) (a)	592

SHARES		SECURITY DESCRIPTION	VALUE($)

		Semiconductors & Semiconductor Equipment — Continued
11		Micrel, Inc.	147
5		Micron Technology, Inc. (a)	41
10		Novellus Systems, Inc. (a)	308
27		NVIDIA Corp. (a)	410
4		Photronics, Inc. (a)	23
10		RF Micro Devices, Inc. (a)	75
2		Rudolph Technologies, Inc. (a)	14
1		Samsung Electronics Co., Ltd., (South Korea)	662
2		Semtech Corp. (a)	41
73		Taiwan Semiconductor Manufacturing Co., Ltd., (Taiwan), ADR	918
—	(h)	Veeco Instruments, Inc. (a)	9
29		Xilinx, Inc.	855

			8,178

		Software — 1.9%
12		Adobe Systems, Inc. (a) (m)	360
16		Aspen Technology, Inc. (a)	199
5		Autodesk, Inc. (a)	191
7		Citrix Systems, Inc. (a)	453
6		Concur Technologies, Inc. (a)	286
2		EPIQ Systems, Inc.	27
2		Fair Isaac Corp.	37
2		JDA Software Group, Inc. (a)	44
10		Manhattan Associates, Inc. (a)	296
9		MICROS Systems, Inc. (a)	412
164		Microsoft Corp.	4,592
2		MicroStrategy, Inc., Class A (a)	180
17		Monotype Imaging Holdings, Inc. (a)	188
2		Nintendo Co., Ltd., (Japan)	672
96		Oracle Corp.	3,003
—	(h)	QAD, Inc., Class A (a)	4
—	(h)	QAD, Inc., Class B (a)	1
1		Quest Software, Inc. (a)	28
—	(h)	Rovi Corp. (a)	9
2		Salesforce.com, Inc. (a)	290
8		Taleo Corp., Class A (a)	233
3		TIBCO Software, Inc. (a)	57
7		Websense, Inc. (a)	132
			11,694

		Total Information Technology	56,837

		Materials — 2.7%
		Chemicals — 1.3%
5		Celanese Corp., Class A	206
—	(h)	CF Industries Holdings, Inc.	45
38		Dow Chemical Co. (The)	1,292
49		E.l. du Pont de Nemours & Co.	2,420

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	13

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Chemicals — Continued
2		Eastman Chemical Co.	193
2		Georgia Gulf Corp. (a)	48
334		Huabao International Holdings Ltd., (Hong Kong)	540
2		Innophos Holdings, Inc.	59
13		Lanxess AG, (Germany)	1,007
2		Lubrizol Corp.	203
5		Minerals Technologies, Inc.	327
12		PolyOne Corp. (a)	146
8		PPG Industries, Inc.	692
6		Sherwin-Williams Co. (The)	534
16		Spartech Corp. (a)	150

			7,862

		Construction Materials — 0.0% (g)
—	(h)	Martin Marietta Materials, Inc.	13

		Containers & Packaging — 0.1%
4		Bemis Co., Inc.	146
1		Boise, Inc.	8
6		Greif, Inc., Class A	349
3		Myers Industries, Inc.	26
3		Rock-Tenn Co., Class A	157
1		Sealed Air Corp.	21

			707

		Metals & Mining — 1.3%
19		Alcoa, Inc. (m)	293
31		ArcelorMittal, (Luxembourg)	1,165
26		BHP Billiton plc, (United Kingdom)	1,056
3		Cliffs Natural Resources, Inc.	212
8		First Quantum Minerals Ltd., (Canada)	852
26		Freeport-McMoRan Copper & Gold, Inc.	3,150
3		Haynes International, Inc.	109
3		Hecla Mining Co. (a)	31
35		Kinross Gold Corp., (Canada)	669
2		Noranda Aluminum Holding Corp. (a)	23
11		Worthington Industries, Inc.	193

			7,753

		Paper & Forest Products — 0.0% (g)
5		Buckeye Technologies, Inc.	103
1		Clearwater Paper Corp. (a)	39
1		Domtar Corp., (Canada)	53
3		Neenah Paper, Inc.	63
			258

		Total Materials	16,593

		Telecommunication Services — 1.9%
		Diversified Telecommunication Services — 1.4%
67		AT&T, Inc. (m)	1,960
265		BT Group plc, (United Kingdom)	753
195		Cable & Wireless Worldwide plc, (United Kingdom)	200

SHARES		SECURITY DESCRIPTION	VALUE($)

		Diversified Telecommunication Services — Continued
14		CenturyLink, Inc.	661
8		Consolidated Communications Holdings, Inc.	162
21		Frontier Communications Corp.	209
6		Global Crossing Ltd., (Bermuda) (a)	78
39		Koninklijke KPN N.V., (Netherlands)	568
210		Singapore Telecommunications Ltd., (Singapore)	499
61		Telefonica S.A., (Spain)	1,386
58		Verizon Communications, Inc.	2,059

			8,535

		Wireless Telecommunication Services — 0.5%
3		American Tower Corp., Class A (a)	163
—	(h)	KDDI Corp., (Japan)	565
161		Sprint Nextel Corp. (a)	679
6		USA Mobility, Inc.	114
606		Vodafone Group plc, (United Kingdom)	1,591
			3,112

		Total Telecommunication Services	11,647

		Utilities — 1.7%
		Electric Utilities — 0.5%
23		American Electric Power Co., Inc.	819
10		Edison International	397
4		El Paso Electric Co. (a)	116
14		NextEra Energy, Inc.	729
20		NV Energy, Inc.	274
2		Portland General Electric Co.	50
12		Southern Co.	453
2		UniSource Energy Corp.	57

			2,895

		Gas Utilities — 0.3%
1		Laclede Group, Inc. (The)	40
2		National Fuel Gas Co.	115
2		New Jersey Resources Corp.	67
3		Nicor, Inc.	135
2		Oneok, Inc.	87
858		Perusahaan Gas Negara PT, (Indonesia)	421
2		Piedmont Natural Gas Co., Inc.	61
164		Snam Rete Gas S.p.A., (Italy)	818
2		Southwest Gas Corp.	59

			1,803

		Independent Power Producers & Energy Traders — 0.1%
4		AES Corp. (The) (a) (m)	55
2		Constellation Energy Group, Inc.	70
95		International Power plc, (United Kingdom)	648

			773

		Multi-Utilities — 0.8%
2		Ameren Corp.	50

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Multi-Utilities — Continued
210	Centrica plc, (United Kingdom)	1,089
3	DTE Energy Co.	150
28	GDF Suez, (France)	1,011
75	National Grid plc, (United Kingdom)	651
2	NiSource, Inc.	36
8	NorthWestern Corp.	242
11	PG&E Corp.	525
11	Public Service Enterprise Group, Inc.	358
2	SCANA Corp.	68
7	Sempra Energy	368
7	Xcel Energy, Inc.	176

		4,724

	Water Utilities — 0.0% (g)
7	American Water Works Co., Inc.	166
	Total Utilities	10,361

	Total Common Stocks (Cost $243,745)	308,575

Preferred Stocks — 0.2%
	Consumer Discretionary — 0.2%
	Automobiles — 0.2%
7	Volkswagen AG, (Germany) (Cost $617)	1,118

PRINCIPAL AMOUNT($)
Asset-Backed Securities — 1.1%
	Ally Auto Receivables Trust,
50	Series 2010-1, Class A3, 1.450%, 05/15/14 (m)	50
67	Series 2010-3, Class A4, 1.550%, 08/17/15 (m)	66
97	Series 2010-4, Class A3, 0.910%, 11/17/14 (m)	97
60	Bank of America Auto Trust, Series 2010-2, Class A3, 1.310%, 07/15/14	60
3	Capital One Auto Finance Trust, Series 2007-C, Class A3A, 5.130%, 04/16/12	3
200	Chrysler Financial Auto Securitization Trust, Series 2010-A, Class A3, 0.910%, 08/08/13	200
150	Citibank Credit Card Issuance Trust, Series 2007-A8, Class A8, 5.650%, 09/20/19	171
125	CNH Equipment Trust, Series 2010-A, Class A3, 1.540%, 07/15/14	126
1,237	Credit-Based Asset Servicing and Securitization LLC, Series 2005-CB4, Class AF4, SUB, 5.028%, 08/25/35	1,239
42	CS First Boston Mortgage Securities Corp., Series 2002-HE4, Class AF, 5.510%, 08/25/32	40
100	Discover Card Master Trust, Series 2008-A4, Class A4, 5.650%, 12/15/15	110

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Asset-Backed Securities — Continued
65	Hyundai Auto Receivables Trust, Series 2010-B, Class A4, 1.630%, 03/15/17	64
75	John Deere Owner Trust, Series 2009-B, Class A3, 1.570%, 10/15/13	76
	MASTR Asset Backed Securities Trust,
700	Series 2002-OPT1, Class M3, VAR, 3.786%, 11/25/32	644
250	Series 2005-OPT1, Class M1, VAR, 0.661%, 03/25/35	226
70	Mercedes-Benz Auto Receivables Trust, Series 2010-1, Class A3, 1.420%, 08/15/14	71
1,275	Merrill Lynch Mortgage Investors, Inc., Series 2002-NC1, Class M1, VAR, 1.311%, 05/25/33	1,070
250	New Century Home Equity Loan Trust, Series 2005-1, Class M1, VAR, 0.711%, 03/25/35	195
1,481	Option One Mortgage Loan Trust, Series 2004-2, Class M2, VAR, 1.311%, 05/25/34	1,132
760	Renaissance Home Equity Loan Trust, Series 2005-4, Class A3, SUB, 5.565%, 02/25/36	720
300	Residential Asset Securities Corp., Series 2005-KS7, Class M1, VAR, 0.701%, 08/25/35	283
180	Structured Asset Investment Loan Trust, Series 2005-5, Class A9, VAR, 0.531%, 06/25/35	167

	Total Asset-Backed Securities (Cost $6,630)	6,810

Collateralized Mortgage Obligations — 8.8%
	Agency CMO — 8.3%
463	Federal Home Loan Mortgage Corp. - Government National Mortgage Association, Series 31, Class Z, 8.000%, 04/25/24	535
	Federal Home Loan Mortgage Corp. REMICS,
8	Series 1087, Class I, 8.500%, 06/15/21	9
9	Series 1136, Class H, 6.000%, 09/15/21	9
3	Series 1254, Class N, 8.000%, 04/15/22	3
232	Series 1617, Class PM, 6.500%, 11/15/23	250
171	Series 1710, Class GH, 8.000%, 04/15/24	206
129	Series 1732, Class K, 6.500%, 05/15/24	140
168	Series 1843, Class Z, 7.000%, 04/15/26	181
209	Series 2033, Class K, 6.050%, 08/15/23	218
1,592	Series 2097, Class PD, 8.000%, 11/15/28	1,915
106	Series 2115, Class PE, 6.000%, 01/15/14	111
482	Series 2378, Class BD, 5.500%, 11/15/31	523
94	Series 2391, Class QR, 5.500%, 12/15/16	102
233	Series 2394, Class MC, 6.000%, 12/15/16	252
279	Series 2405, Class JF, 6.000%, 01/15/17	301
151	Series 2425, Class OB, 6.000%, 03/15/17	160
386	Series 2455, Class GK, 6.500%, 05/15/32	425

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	15

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
115	Series 2457, Class PE, 6.500%, 06/15/32	132
297	Series 2473, Class JZ, 6.500%, 07/15/32	329
41	Series 2503, Class TG, 5.500%, 09/15/17	45
44	Series 2508, Class AQ, 5.500%, 10/15/17	48
220	Series 2515, Class DE, 4.000%, 03/15/32	229
238	Series 2522, Class AH, 5.250%, 02/15/32	247
334	Series 2527, Class BP, 5.000%, 11/15/17	356
182	Series 2531, Class HN, 5.000%, 12/15/17	194
146	Series 2538, Class CB, 5.000%, 12/15/17	156
500	Series 2564, Class NK, 5.000%, 02/15/18	540
500	Series 2575, Class PE, 5.500%, 02/15/33	546
500	Series 2586, Class WG, 4.000%, 03/15/33	509
250	Series 2594, Class OL, 5.000%, 04/15/18	272
129	Series 2595, Class HO, 4.500%, 03/15/23	135
315	Series 2617, Class TJ, 4.500%, 08/15/16	322
350	Series 2627, Class KM, 4.500%, 06/15/18	378
749	Series 2636, Class Z, 4.500%, 06/15/18	797
472	Series 2651, Class VZ, 4.500%, 07/15/18	502
180	Series 2657, Class ME, 5.000%, 10/15/22	193
400	Series 2663, Class VQ, 5.000%, 06/15/22	428
175	Series 2686, Class GC, 5.000%, 10/15/23	188
562	Series 2695, Class DE, 4.000%, 01/15/17	577
500	Series 2699, Class TC, 4.000%, 11/15/18	525
400	Series 2715, Class NG, 4.500%, 12/15/18	431
133	Series 2727, Class PE, 4.500%, 07/15/32	141
500	Series 2733, Class PC, 4.500%, 06/15/28	516
497	Series 2744, Class TU, 5.500%, 05/15/32	537
800	Series 2744, Class VD, 5.500%, 02/15/26	876
345	Series 2748, Class LE, 4.500%, 12/15/17	358
277	Series 2756, Class NA, 5.000%, 02/15/24	298
500	Series 2763, Class PD, 4.500%, 12/15/17	520
150	Series 2764, Class OE, 4.500%, 03/15/19	157
230	Series 2773, Class CD, 4.500%, 04/15/24	244
127	Series 2775, Class WA, 4.500%, 04/15/19	133
31	Series 2778, Class TD, 4.250%, 06/15/33	31
90	Series 2780, Class JA, 4.500%, 04/15/19	93
102	Series 2780, Class JG, 4.500%, 04/15/19	107
500	Series 2780, Class MD, 5.000%, 09/15/31	521
325	Series 2780, Class TH, 5.000%, 09/15/29	339
179	Series 2783, Class AT, 4.000%, 04/15/19	187
186	Series 2809, Class UB, 4.000%, 09/15/17	191
100	Series 2809, Class UC, 4.000%, 06/15/19	105
1,000	Series 2835, Class HB, 5.500%, 08/15/24	1,093
455	Series 2864, Class NB, 5.500%, 07/15/33	502
350	Series 2872, Class GC, 5.000%, 11/15/29	365

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
400	Series 2877, Class AD, 4.000%, 10/15/19	415
150	Series 2899, Class KB, 4.500%, 03/15/19	160
310	Series 2910, Class BE, 4.500%, 12/15/19	332
300	Series 2921, Class MD, 5.000%, 06/15/33	316
99	Series 2922, Class GA, 5.500%, 05/15/34	108
120	Series 2931, Class AM, 4.500%, 07/15/19	126
520	Series 2931, Class DC, 4.000%, 06/15/18	546
225	Series 2966, Class NC, 5.000%, 04/15/31	235
300	Series 2988, Class TY, 5.500%, 06/15/25	330
122	Series 2998, Class PK, 5.500%, 07/15/35	127
125	Series 3000, Class PB, 3.900%, 01/15/23	131
500	Series 3028, Class ME, 5.000%, 02/15/34	536
290	Series 3031, Class AG, 5.000%, 02/15/34	310
100	Series 3064, Class OG, 5.500%, 06/15/34	109
127	Series 3077, Class TO, PO, 04/15/35	108
500	Series 3078, Class PD, 5.500%, 07/15/34	547
330	Series 3098, Class PE, 5.000%, 06/15/34	353
395	Series 3106, Class PD, 5.500%, 06/15/34	431
200	Series 3121, Class JD, 5.500%, 03/15/26	220
500	Series 3135, Class JC, 6.000%, 08/15/33	545
300	Series 3151, Class PD, 6.000%, 11/15/34	328
350	Series 3151, Class UC, 5.500%, 08/15/35	383
350	Series 3178, Class PC, 5.500%, 12/15/32	378
500	Series 3184, Class PD, 5.500%, 07/15/34	544
242	Series 3212, Class BK, 5.500%, 09/15/36	262
246	Series 3216, Class JA, 5.500%, 11/15/24	256
309	Series 3261, Class MA, 5.500%, 01/15/17	328
500	Series 3312, Class LB, 5.500%, 11/15/25	532
600	Series 3334, Class CD, 6.000%, 07/15/34	651
300	Series 3334, Class MC, 5.000%, 04/15/33	311
361	Series 3349, Class DP, 6.000%, 09/15/36	397
197	Series 3688, Class GT, VAR, 7.152%, 11/15/46	219
19	Series 50, Class I, 8.000%, 06/15/20	21
186	Federal Home Loan Mortgage Corp. Structured Pass-Through Securities, Series T-54, Class 2A, 6.500%, 02/25/43	214
102	Federal National Mortgage Association Interest STRIPS, Series 293, Class 1, PO, 12/01/24	87
	Federal National Mortgage Association REMICS,
13	Series 1990-7, Class B, 8.500%, 01/25/20	15
4	Series 1990-35, Class E, 9.500%, 04/25/20	5
15	Series 1990-76, Class G, 7.000%, 07/25/20	17
42	Series 1990-106, Class J, 8.500%, 09/25/20	52
7	Series 1991-73, Class A, 8.000%, 07/25/21	9
135	Series 1992-112, Class GB, 7.000%, 07/25/22	152
56	Series 1992-195, Class C, 7.500%, 10/25/22	66

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Agency CMO — Continued
121	Series 1997-42, Class PG, 7.000%, 07/18/12	125
192	Series 1998-37, Class VZ, 6.000%, 06/17/28	212
89	Series 1998-66, Class B, 6.500%, 12/25/28	103
246	Series 2002-19, Class PE, 6.000%, 04/25/17	265
426	Series 2002-24, Class AJ, 6.000%, 04/25/17	464
430	Series 2002-55, Class PG, 5.500%, 09/25/32	468
56	Series 2002-63, Class KC, 5.000%, 10/25/17	60
241	Series 2002-63, Class LB, 5.500%, 10/25/17	262
180	Series 2003-21, Class OU, 5.500%, 03/25/33	197
1,000	Series 2003-24, Class BC, 5.000%, 04/25/18	1,079
131	Series 2003-33, Class AC, 4.250%, 03/25/33	139
500	Series 2003-39, Class PG, 5.500%, 05/25/23	540
500	Series 2003-48, Class TC, 5.000%, 06/25/23	526
156	Series 2003-53, Class JL, 5.000%, 12/25/31	161
116	Series 2003-58, Class AD, 3.250%, 07/25/33	115
86	Series 2003-63, Class PE, 3.500%, 07/25/33	88
82	Series 2003-67, Class VQ, 7.000%, 01/25/19	84
195	Series 2003-78, Class B, 5.000%, 08/25/23	205
247	Series 2003-81, Class CB, 4.750%, 09/25/18	258
500	Series 2003-81, Class LC, 4.500%, 09/25/18	538
194	Series 2003-81, Class YC, 5.000%, 09/25/33	199
550	Series 2003-83, Class PG, 5.000%, 06/25/23	588
287	Series 2003-110, Class WA, 4.000%, 08/25/33	301
366	Series 2003-113, Class KA, 4.500%, 11/25/18	384
500	Series 2003-122, Class TE, 5.000%, 12/25/22	539
805	Series 2004-32, Class AY, 4.000%, 05/25/19	857
500	Series 2004-36, Class PC, 5.500%, 02/25/34	555
724	Series 2004-53, Class NC, 5.500%, 07/25/24	764
300	Series 2005-18, Class EG, 5.000%, 03/25/25	322
63	Series 2005-23, Class TG, 5.000%, 04/25/35	68
180	Series 2005-34, Class PC, 5.500%, 06/25/32	189
188	Series 2005-38, Class TB, 6.000%, 11/25/34	205
359	Series 2005-58, Class EP, 5.500%, 07/25/35	395
500	Series 2005-67, Class HG, 5.500%, 01/25/35	544
283	Series 2005-68, Class BC, 5.250%, 06/25/35	308
400	Series 2005-118, Class PN, 6.000%, 01/25/32	438
574	Series 2006-43, Class LB, 5.500%, 04/25/35	627
385	Series 2006-45, Class NW, 5.500%, 01/25/35	421
398	Series 2007-65, Class KI, IF, IO, 6.359%, 07/25/37	46
500	Series 2007-79, Class PC, 5.000%, 01/25/32	530
400	Series 2008-65, Class CD, 4.500%, 08/25/23	423
130	Series 2008-68, Class VN, 5.500%, 03/25/27	142
180	Series 2009-37, Class KI, IF, IO, 5.739%, 06/25/39	23
321	Series 2009-50, Class PT, VAR, 5.841%, 05/25/37	351

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Agency CMO — Continued
223	Series 2009-86, Class IP, IO, 5.500%, 10/25/39	38
257	Series 2009-86, Class OT, PO, 10/25/37	214
862	Series 2009-112, Class ST, IF, IO, 5.989%, 01/25/40	100
496	Series 2010-35, Class SB, IF, IO, 6.159%, 04/25/40	62
644	Series 2010-64, Class DM, 5.000%, 06/25/40	679
589	Series 2010-64, Class EH, 5.000%, 10/25/35	625
389	Series 2010-111, Class AE, 5.500%, 04/25/38	419
91	Series G92-35, Class E, 7.500%, 07/25/22	103
	Government National Mortgage Association,
248	Series 2005-92, Class CD, 5.000%, 01/20/32	266
353	Series 2007-26, Class SW, IF, IO, 5.939%, 05/20/37	37
147	Series 2008-62, Class SA, IF, IO, 5.889%, 07/20/38	17
278	Series 2008-68, Class PQ, 5.500%, 04/20/38	303
250	Series 2008-71, Class PB, 6.000%, 07/20/37	275
544	Series 2008-95, Class DS, IF, I0, 7.039%, 12/20/38	71
727	Series 2009-106, Class ST, VAR, 5.739%, 02/20/38	87
373	Series 2010-14, Class QP, 6.000%, 12/20/39	405

		50,754

	Non-Agency CMO — 0.5%
250	Banc of America Mortgage Securities, Inc., Series 2003-3, Class 1A7, 5.500%, 05/25/33	255
52	Cendant Mortgage Corp., Series 2003-8, Class 1A8, 5.250%, 10/25/33	53
	Citicorp Mortgage Securities, Inc.,
200	Series 2004-4, Class A4, 5.500%, 06/25/34	208
634	Series 2005-7, Class 1A6, 5.500%, 10/25/35	628
118	Citigroup Mortgage Loan Trust, Inc., Series 2003-1, Class 3A4, 5.250%, 09/25/33	124
113	Countrywide Alternative Loan Trust, Series 2004-16CB, Class 2A2, 5.000%, 08/25/19	110
155	CS First Boston Mortgage Securities Corp., Series 2003-27, Class 5A4, 5.250%, 11/25/33	156
21	First Horizon Asset Securities, Inc., Series 2004-AR7, Class 2A1, VAR, 2.811%, 02/25/35	21
52	GSR Mortgage Loan Trust, Series 2004-8F, Class 2A3, 6.000%, 09/25/34	52
103	MASTR Alternative Loans Trust, Series 2004-5, Class 5A1, 4.750%, 06/25/19	106
36	MASTR Asset Securitization Trust, Series 2003-11, Class 3A1, 4.500%, 12/25/18	36
106	Medallion Trust, (Australia), Series 2005-2G, Class A, VAR, 0.324%, 08/22/36	103
196	Morgan Stanley Mortgage Loan Trust, Series 2004-3, Class 4A, VAR, 5.654%, 04/25/34	207

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	17

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Collateralized Mortgage Obligations — Continued
	Non-Agency CMO — Continued
156	Prime Mortgage Trust, Series 2004-2, Class A2, 4.750%, 11/25/19	159
	Residential Accredit Loans, Inc.,
41	Series 2004-QS3, Class CB, 5.000%, 03/25/19	42
74	Series 2004-QS8, Class A12, 5.000%, 06/25/34	68
125	SACO I, Inc. (Bear Stearns), Series 1997-2, Class 1A5, 7.000%, 08/25/36 (e)	131
53	Structured Asset Securities Corp., Series 2003-37A, Class 2A, VAR, 4.994%, 12/25/33	54
	WaMu Mortgage Pass-Through Certificates,
83	Series 2003-AR9, Class 1A6, VAR, 2.711%, 09/25/33	79
83	Series 2003-S6, Class 2A1, 5.000%, 07/25/18	85
	Wells Fargo Mortgage-Backed Securities Trust,
87	Series 2004-7, Class 2A2, 5.000%, 07/25/19	90
44	Series 2004-EE, Class 3A1, VAR, 2.966%, 12/25/34	44

		2,811

	Total Collateralized Mortgage Obligations (Cost $50,325)	53,565

Commercial Mortgage-Backed Securities — 0.3%
	Banc of America Commercial Mortgage, Inc.,
100	Series 2005-3, Class A4, 4.668%, 07/10/43	105
100	Series 2005-3, Class AM, 4.727%, 07/10/43	98
50	Series 2005-5, Class A4, VAR, 5.115%, 10/10/45	54
400	Series 2005-6, Class ASB, VAR, 5.195%, 09/10/47	424
300	Series 2006-3, Class A4, VAR, 5.889%, 07/10/44	320
150	Series 2006-4, Class A4, 5.634%, 07/10/46	161
100	Series 2006-5, Class A4, 5.414%, 09/10/47	105
100	Bear Stearns Commercial Mortgage Securities, Series 2006-PW11, Class A4, VAR, 5.456%, 03/11/39	108
140	CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.223%, 08/15/48	145
100	Merrill Lynch Mortgage Trust, Series 2006-C1, Class A4, VAR, 5.656%, 05/12/39	108
150	TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A3, VAR, 6.049%, 08/15/39	165

	Total Commercial Mortgage-Backed Securities (Cost $1,677)	1,793

Corporate Bonds — 6.6%
	Consumer Discretionary — 0.6%
	Auto Components — 0.0% (g)
125	Johnson Controls, Inc., 5.000%, 03/30/20	133

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Hotels, Restaurants & Leisure — 0.0% (g)
50	Darden Restaurants, Inc., 6.800%, 10/15/37	54

	Household Durables — 0.0% (g)
33	Newell Rubbermaid, Inc., 4.700%, 08/15/20	33

	Media — 0.5%
	CBS Corp.,
95	5.900%, 10/15/40	91
120	7.875%, 07/30/30	142
37	Comcast Cable Communications Holdings, Inc., 8.375%, 03/15/13 (m)	42
	Comcast Corp.,
145	4.950%, 06/15/16 (a)	156
95	5.150%, 03/01/20	100
200	5.850%, 11/15/15	225
55	6.300%, 11/15/17	63
70	6.400%, 03/01/40	75
235	DIRECTV Holdings LLC/DIRECTV Financing Co., Inc., 7.625%, 05/15/16	260
85	Discovery Communications LLC, 6.350%, 06/01/40	92
	NBC Universal, Inc.,
200	2.100%, 04/01/14 (e)	199
155	4.375%, 04/01/21 (e)	151
50	5.950%, 04/01/41 (e)	50
	News America, Inc.,
70	6.400%, 12/15/35	75
50	6.650%, 11/15/37	55
250	6.750%, 01/09/38	266
60	6.900%, 08/15/39	69
	Time Warner Cable, Inc.,
125	7.300%, 07/01/38	146
120	8.750%, 02/14/19	153
155	Time Warner Entertainment Co. LP, 8.375%, 07/15/33	196
	Time Warner, Inc.,
60	6.500%, 11/15/36	65
250	7.625%, 04/15/31 (m)	304
130	WPP Finance, (United Kingdom), 8.000%, 09/15/14	150

		3,125

	Multiline Retail — 0.1%
200	Target Corp., 7.000%, 01/15/38	245

	Total Consumer Discretionary	3,590

	Consumer Staples — 0.5%
	Beverages — 0.1%
100	Anheuser-Busch Cos., Inc., 7.550%, 10/01/30	122
	Anheuser-Busch InBev Worldwide, Inc.,
135	5.375%, 01/15/20	146

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Beverages — Continued
65	6.875%, 11/15/19 (e)	77
150	7.200%, 01/15/14 (e)	172

		517

	Food & Staples Retailing — 0.1%
44	CVS Pass-Through Trust, 7.507%, 01/10/32 (e)	50
135	Delhaize Group S.A., (Belgium), 5.700%, 10/01/40 (e)	128
	Kroger Co. (The),
25	5.400%, 07/15/40	24
100	6.400%, 08/15/17	115
	Wal-Mart Stores, Inc.,
100	5.000%, 10/25/40	97
90	6.200%, 04/15/38	103

		517

	Food Products — 0.2%
100	Bunge Ltd. Finance Corp., 5.875%, 05/15/13	107
150	Cargill, Inc., 6.000%, 11/27/17 (e)	170
71	General Mills, Inc., 6.000%, 02/15/12	75
100	Grupo Bimbo S.A.B. de C.V., (Mexico), 4.875%, 06/30/20 (e)	100
	Kraft Foods, Inc.,
158	5.375%, 02/10/20	170
100	6.500%, 08/11/17	117
110	6.875%, 01/26/39	128
140	7.000%, 08/11/37	164

		1,031

	Tobacco — 0.1%
	Altria Group, Inc.,
85	9.700%, 11/10/18 (m)	112
95	10.200%, 02/06/39 (m)	137
65	BAT International Finance plc, (United Kingdom), 9.500%, 11/15/18 (e)	86
	Philip Morris International, Inc.,
250	5.650%, 05/16/18	282
115	6.875%, 03/17/14	132

		749

	Total Consumer Staples	2,814

	Energy — 0.4%
	Energy Equipment & Services — 0.0% (g)
50	Transocean, Inc., (Cayman Islands), 6.500%, 11/15/20	53
95	Weatherford International Ltd., (Bermuda), 6.750%, 09/15/40	100

		153

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — 0.4%
50	Alberta Energy Co. Ltd., (Canada), 7.375%, 11/01/31 (m)	58
100	Apache Corp., 5.250%, 02/01/42	99
165	Canadian Natural Resources Ltd., (Canada), 4.900%, 12/01/14	179
400	Cenovus Energy, Inc., (Canada), 4.500%, 09/15/14	429
145	ConocoPhillips, 6.500%, 02/01/39	172
100	Marathon Oil Corp., 7.500%, 02/15/19	124
115	Nexen, Inc., (Canada), 6.400%, 05/15/37	112
250	Occidental Petroleum Corp., 1.450%, 12/13/13	251
	Shell International Finance B.V., (Netherlands),
135	3.100%, 06/28/15	138
200	4.000%, 03/21/14	213
125	5.500%, 03/25/40	134
	Suncor Energy, Inc., (Canada),
100	6.100%, 06/01/18	115
160	6.500%, 06/15/38	177
5	6.850%, 06/01/39	6
60	Total Capital S.A., (France), 2.300%, 03/15/16	59

		2,266

	Total Energy	2,419

	Financials — 2.8%
	Capital Markets — 0.7%
100	Bank of New York Mellon Corp. (The), 2.950%, 06/18/15	101
100	BlackRock, Inc., 6.250%, 09/15/17	113
40	Charles Schwab Corp. (The), 4.950%, 06/01/14	44
500	Credit Suisse USA, Inc., 6.500%, 01/15/12 (m)	528
	Goldman Sachs Group, Inc. (The),
156	3.700%, 08/01/15	159
375	4.750%, 07/15/13	400
195	5.950%, 01/18/18	212
130	6.150%, 04/01/18	143
80	6.250%, 09/01/17	88
135	7.500%, 02/15/19	157
100	Jefferies Group, Inc., 8.500%, 07/15/19	114
205	Lehman Brothers Holdings Capital Trust VII, 5.857%, 05/31/12 (d) (f) (i) (x)	—	(h)
450	Lehman Brothers Holdings, Inc., 6.625%, 01/18/12 (d)	104
100	Macquarie Group Ltd., (Australia), 7.300%, 08/01/14 (e)	109
	Merrill Lynch & Co., Inc.,
100	6.400%, 08/28/17	106

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	19

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Capital Markets — Continued
100	6.875%, 04/25/18	109
	Morgan Stanley,
270	3.450%, 11/02/15	263
125	5.625%, 09/23/19	128
500	5.750%, 10/18/16	533
175	6.000%, 05/13/14	189
70	6.625%, 04/01/18	76
	Nomura Holdings, Inc., (Japan),
100	5.000%, 03/04/15	104
100	6.700%, 03/04/20	107
	UBS AG, (Switzerland),
250	2.250%, 08/12/13	252
150	5.750%, 04/25/18	163
100	5.875%, 12/20/17	110

		4,412

	Commercial Banks — 0.7%
49	Bank of Nova Scotia, (Canada), 3.400%, 01/22/15	51
	Barclays Bank plc, (United Kingdom),
150	5.200%, 07/10/14	162
100	6.750%, 05/22/19	113
150	Branch Banking & Trust Co., 4.875%, 01/15/13	159
	Credit Suisse, (Switzerland),
100	5.000%, 05/15/13	107
355	6.000%, 02/15/18	381
250	Discover Bank, 8.700%, 11/18/19	294
100	Fifth Third Bancorp, 6.250%, 05/01/13	108
200	ING Bank N.V., (Netherlands), 2.000%, 10/18/13 (e)	198
250	National City Corp., 4.900%, 01/15/15	268
325	Nordea Bank AB, (Sweden), 1.750%, 10/04/13 (e)	323
35	Rabobank Nederland N.V., (Netherlands), 2.125%, 10/13/15	34
470	Standard Chartered plc, (United Kingdom), 5.500%, 11/18/14 (e)	509
300	SunTrust Banks, Inc., 5.000%, 09/01/15	314
	Svenska Handelsbanken AB, (Sweden),
105	4.875%, 06/10/14 (e)	112
100	5.125%, 03/30/20 (e)	104
120	U.S. Bancorp, 2.000%, 06/14/13	122
50	UnionBanCal Corp., 5.250%, 12/16/13	54
300	Wachovia Bank N.A., 5.600%, 03/15/16	326
250	Wachovia Corp., 5.500%, 05/01/13	272
300	Wells Fargo & Co., 6.375%, 08/01/11 (m)	310

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — Continued
100	Westpac Banking Corp., (Australia), 4.200%, 02/27/15	105

		4,426

	Consumer Finance — 0.2%
100	American Express Co., 7.000%, 03/19/18	116
120	American General Finance Corp., 4.000%, 03/15/11	119
345	Capital One Financial Corp., 7.375%, 05/23/14	393
	HSBC Finance Corp.,
100	5.000%, 06/30/15	106
300	VAR, 0.539%, 01/15/14	288

		1,022

	Diversified Financial Services — 0.7%
85	AngloGold Ashanti Holdings plc, (United Kingdom), 5.375%, 04/15/20	88
	Bank of America Corp.,
240	4.500%, 04/01/15	244
130	5.625%, 07/01/20	132
485	5.650%, 05/01/18	496
250	BNP Paribas, (France), 3.250%, 03/11/15	253
175	BP Capital Markets plc, (United Kingdom), 5.250%, 11/07/13	190
	Citigroup, Inc.,
36	4.587%, 12/15/15	38
644	5.000%, 09/15/14	666
240	5.375%, 08/09/20	249
380	5.500%, 10/15/14	409
50	8.125%, 07/15/39	64
65	CME Group, Inc., 5.750%, 02/15/14	72
	General Electric Capital Corp.,
225	2.250%, 11/09/15	216
150	5.625%, 05/01/18	164
550	5.875%, 02/15/12	579
350	5.875%, 01/14/38	363
100	Teco Finance, Inc., 5.150%, 03/15/20	104
	Xstrata Finance Canada Ltd., (Canada),
55	5.800%, 11/15/16 (e)	60
45	6.900%, 11/15/37 (e)	49

		4,436

	Insurance — 0.3%
100	ACE INA Holdings, Inc., 5.875%, 06/15/14 (m)	112
350	Allstate Corp. (The), 6.125%, 02/15/12 (m)	369
28	AON Corp., 6.250%, 09/30/40	29
100	Berkshire Hathaway Finance Corp., 5.400%, 05/15/18	110

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Insurance — Continued
	CNA Financial Corp.,
15	5.850%, 12/15/14	16
30	5.875%, 08/15/20	30
340	MetLife, Inc., 6.750%, 06/01/16	394
100	Metropolitan Life Global Funding I, 5.125%, 04/10/13 (e)	107
100	Principal Life Income Funding Trusts, 5.100%, 04/15/14	108
150	Protective Life Secured Trusts, 4.000%, 04/01/11 (m)	151
	Prudential Financial, Inc.,
50	6.200%, 11/15/40	53
270	7.375%, 06/15/19	318
75	Travelers Property Casualty Corp., 7.750%, 04/15/26	92

		1,889

	Real Estate Investment Trusts (REITs) — 0.1%
60	CommonWealth REIT, 6.650%, 01/15/18	63
40	Duke Realty LP, 6.750%, 03/15/20	43
	Health Care REIT, Inc.,
95	4.700%, 09/15/17	95
100	6.125%, 04/15/20	105
125	Mack-Cali Realty LP, 7.750%, 08/15/19	145
	Simon Property Group LP,
17	5.650%, 02/01/20	18
100	6.125%, 05/30/18	113
95	Ventas Realty LP/Ventas Capital Corp., 3.125%, 11/30/15	92

		674

	Thrifts & Mortgage Finance — 0.1%
300	Countrywide Home Loans, Inc., 4.000%, 03/22/11 (m)	302
190	Nationwide Building Society, (United Kingdom), 4.650%, 02/25/15 (e)	192

		494

	Total Financials	17,353

	Health Care — 0.2%
	Health Care Providers & Services — 0.1%
135	UnitedHealth Group, Inc., 5.700%, 10/15/40	134
100	WellPoint, Inc., 5.800%, 08/15/40	102

		236

	Pharmaceuticals — 0.1%
135	Abbott Laboratories, 5.300%, 05/27/40 (m)	139
200	Merck & Co., Inc., 2.250%, 01/15/16	197

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Pharmaceuticals — Continued
150	Pharmacia Corp., 6.500%, 12/01/18	179
200	Teva Pharmaceutical Finance II B.V./Teva Pharmaceutical Finance III LLC, (Netherlands Antilles), 3.000%, 06/15/15	204
85	Watson Pharmaceuticals, Inc., 6.125%, 08/15/19	94

		813

	Total Health Care	1,049

	Industrials — 0.4%
	Aerospace & Defense — 0.1%
100	Lockheed Martin Corp., 4.250%, 11/15/19	102
180	United Technologies Corp., 5.400%, 05/01/35	186

		288

	Airlines — 0.0% (g)
122	Delta Air Lines 2007-1 Class A Pass-Through Trust, 6.821%, 08/10/22	129
20	Delta Air Lines 2010-2 Class A Pass-Through Trust, 4.950%, 05/23/19	20

		149

	Commercial Services & Supplies — 0.0% (g)
50	Browning-Ferris Industries, Inc., 9.250%, 05/01/21	63
100	Waste Management, Inc., 4.750%, 06/30/20	103

		166

	Industrial Conglomerates — 0.1%
205	General Electric Co., 5.250%, 12/06/17	221
200	Hutchison Whampoa International 09/16 Ltd., (Cayman Islands), 4.625%, 09/11/15 (e)	210
35	Tyco International Finance S.A., (Luxembourg), 8.500%, 01/15/19	45
125	Tyco International Ltd./Tyco International Finance S.A., (Switzerland), 7.000%, 12/15/19	149

		625

	Road & Rail — 0.2%
	Burlington Northern Santa Fe LLC,
100	5.650%, 05/01/17	111
30	5.750%, 05/01/40	31
50	Canadian Pacific Railway Co., (Canada), 7.250%, 05/15/19	59
150	CSX Corp., 7.375%, 02/01/19	181
350	Norfolk Southern Corp., 7.050%, 05/01/37	418
20	Ryder System, Inc., 3.600%, 03/01/16	20
250	Union Pacific Corp., 5.750%, 11/15/17	281
100	United Parcel Service of America, Inc., 8.375%, 04/01/20	133

		1,234

	Total Industrials	2,462

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	21

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Information Technology — 0.2%
	Communications Equipment — 0.0% (g)
	Cisco Systems, Inc.,
100	4.450%, 01/15/20	105
100	5.500%, 01/15/40	104

		209

	Computers & Peripherals — 0.0% (g)
100	International Business Machines Corp., 5.700%, 09/14/17	115

	Electronic Equipment, Instruments & Components — 0.0% (g)
150	Arrow Electronics, Inc., 6.000%, 04/01/20	153

	IT Services — 0.0% (g)
75	HP Enterprise Services LLC, 6.000%, 08/01/13	84

	Office Electronics — 0.1%
	Pitney Bowes, Inc.,
150	4.875%, 08/15/14	158
50	5.000%, 03/15/15	53

		211

	Software — 0.1%
	Oracle Corp.,
55	3.875%, 07/15/20 (e)	55
100	5.250%, 01/15/16	112
75	5.750%, 04/15/18	86
70	6.125%, 07/08/39	78

		331

	Total Information Technology	1,103

	Materials — 0.2%
	Chemicals — 0.1%
85	Agrium, Inc., (Canada), 6.125%, 01/15/41 (m)	90
38	Dow Chemical Co. (The), 4.250%, 11/15/20	37
100	PPG Industries, Inc., 9.000%, 05/01/21	131
100	Praxair, Inc., 5.200%, 03/15/17	110

		368

	Metals & Mining — 0.1%
150	Anglo American Capital plc, (United Kingdom), 9.375%, 04/08/14 (e)	181
35	BHP Billiton Finance USA Ltd., (Australia), 6.500%, 04/01/19	42
200	Gold Fields Orogen Holding BVI Ltd., 4.875%, 10/07/20 (e)	191
	Rio Tinto Finance USA Ltd., (Australia),
19	3.500%, 11/02/20	18
35	8.950%, 05/01/14	42
	Vale Overseas Ltd., (Cayman Islands),

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — Continued
105	5.625%, 09/15/19	112
60	6.875%, 11/21/36	66

		652

	Paper & Forest Products — 0.0% (g)
275	International Paper Co., 7.950%, 06/15/18	327

	Total Materials	1,347

	Telecommunication Services — 0.4%
	Diversified Telecommunication Services — 0.4%
	AT&T, Inc.,
6	5.350%, 09/01/40 (e)	6
250	5.875%, 02/01/12	263
285	6.300%, 01/15/38 (m)	301
250	BellSouth Corp., 6.000%, 10/15/11 (m)	261
	British Telecommunications plc, (United Kingdom),
150	5.950%, 01/15/18	164
35	9.875%, 12/15/30	47
	Cellco Partnership/Verizon Wireless Capital LLC,
90	7.375%, 11/15/13	104
210	8.500%, 11/15/18	275
180	Telecom Italia Capital S.A., (Luxembourg), 6.175%, 06/18/14	191
75	Telefonica Emisiones SAU, (Spain), 5.134%, 04/27/20	72
	Verizon Communications, Inc.,
110	6.100%, 04/15/18	125
115	6.350%, 04/01/19	133
335	8.750%, 11/01/18	437

		2,379

	Wireless Telecommunication Services — 0.0% (g)
345	America Movil S.A.B. de C.V., (Mexico), 5.000%, 03/30/20	358

	Total Telecommunication Services	2,737

	Utilities — 0.9%
	Electric Utilities — 0.5%
100	Carolina Power & Light Co., 5.125%, 09/15/13	110
90	CenterPoint Energy Houston Electric LLC, 5.750%, 01/15/14	99
	Consolidated Edison Co. of New York, Inc.,
90	5.700%, 06/15/40	96
50	6.300%, 08/15/37	57
80	Detroit Edison Co. (The), 6.400%, 10/01/13	90
500	Duke Energy Carolinas LLC, 6.250%, 01/15/12 (m)	528
140	Entergy Arkansas, Inc., 3.750%, 02/15/21	135
94	Exelon Generation Co. LLC, 5.750%, 10/01/41	90

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bonds — Continued
	Electric Utilities — Continued
50	Florida Power & Light Co., 5.950%, 10/01/33	55
100	Indiana Michigan Power Co., 7.000%, 03/15/19	118
210	LG&E & KU Energy LLC, 2.125%, 11/15/15 (e)	201
	Nevada Power Co.,
75	5.375%, 09/15/40	72
50	6.500%, 08/01/18	58
185	Nisource Finance Corp., 6.800%, 01/15/19	214
125	Oncor Electric Delivery Co. LLC, 5.250%, 09/30/40 (e)	120
	Pacific Gas & Electric Co.,
100	5.400%, 01/15/40	101
100	6.050%, 03/01/34	109
10	PacifiCorp, 5.650%, 07/15/18	11
100	Progress Energy, Inc., 6.000%, 12/01/39	106
188	PSEG Power LLC, 5.125%, 04/15/20	196
22	Public Service Co. of Colorado, 3.200%, 11/15/20	21
20	San Diego Gas & Electric Co., 5.350%, 05/15/40	20
	Southern California Edison Co.,
40	4.500%, 09/01/40	36
100	5.500%, 08/15/18	113

		2,756

	Gas Utilities — 0.3%
100	AGL Capital Corp., 5.250%, 08/15/19 (m)	106
150	ANR Pipeline Co., 9.625%, 11/01/21 (m)	210
100	CenterPoint Energy Resources Corp., 7.875%, 04/01/13	113
	DCP Midstream LLC,
140	5.350%, 03/15/20 (e)	145
60	9.750%, 03/15/19 (e)	78
	Enterprise Products Operating LLC,
40	6.450%, 09/01/40	43
50	6.650%, 04/15/18	58
50	7.550%, 04/15/38	60
150	9.750%, 01/31/14	181
50	Kinder Morgan Energy Partners LP, 6.500%, 09/01/39	52
	Plains All American Pipeline LP/PAA Finance Corp.,
115	3.950%, 09/15/15	119
165	5.750%, 01/15/20	175
160	Rockies Express Pipeline LLC, 3.900%, 04/15/15 (e)	158
85	TransCanada PipeLines Ltd., (Canada), 6.100%, 06/01/40	93
90	Williams Partners LP, 6.300%, 04/15/40	94

		1,685

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	Multi-Utilities — 0.1%
	Dominion Resources, Inc.,
135	5.200%, 08/15/19	146
210	6.250%, 06/30/12	226
40	KCP&L Greater Missouri Operations Co., 11.875%, 07/01/12	45
	MidAmerican Energy Holdings Co.,
100	5.750%, 04/01/18	113
120	6.125%, 04/01/36	130
35	6.500%, 09/15/37	39
95	Xcel Energy, Inc., 4.700%, 05/15/20	98

		797

	Water Utilities — 0.0% (g)
100	American Water Capital Corp., 6.593%, 10/15/37	107

	Total Utilities	5,345

	Total Corporate Bonds (Cost $39,409)	40,219

	Foreign Government Securities — 0.0% (g)
100	Province of Ontario, (Canada), 2.950%, 02/05/15	103
60	United Mexican States, (Mexico), 6.375%, 01/16/13	66

	Total Foreign Government Securities (Cost $160)	169

SHARES
	Investment Companies — 19.6%
1,894	JPMorgan Emerging Markets Debt Fund, Select Class Shares (b)	15,175
1,003	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	24,726
3,621	JPMorgan High Yield Fund, Class R6 Shares (b)	29,511
658	JPMorgan International Realty Fund, Select Class Shares (b)	6,359
595	JPMorgan Realty Income Fund, Institutional Class Shares (b)	5,591
2,060	JPMorgan Value Advantage Fund, Institutional Class Shares (b)	37,447

	Total Investment Companies (Cost $87,832)	118,809

PRINCIPAL AMOUNT($)
	Mortgage Pass-Through Securities — 0.8%
	Federal Home Loan Mortgage Corp. Gold Pools, 15 Year, Single Family,
216	5.500%, 02/01/24	232
55	6.000%, 04/01/14	59
15	6.500%, 03/01/13 - 06/01/13	16
11	7.000%, 06/01/13	11

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	23

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Mortgage Pass-Through Securities — Continued
	Federal Home Loan Mortgage Corp. Gold Pools, 20 Year, Single Family,
203	6.500%, 11/01/22 - 03/01/26	225
	Federal Home Loan Mortgage Corp. Gold Pools, 30 Year, Single Family,
127	6.000%, 12/01/36	138
4	6.500%, 02/01/26	5
5	7.000%, 02/01/26	5
22	7.500%, 05/01/26 - 08/01/27	26
19	8.000%, 04/01/25 - 05/01/25	23
12	8.500%, 07/01/26	14
	Federal Home Loan Mortgage Corp. Gold Pools, Other,
35	7.000%, 12/01/14 - 03/01/16	38
	Federal National Mortgage Association, 15 Year, Single Family,
59	4.500%, 05/01/19	62
69	5.000%, 10/01/19	74
651	6.000%, 01/01/14 - 01/01/24	709
44	6.500%, 05/01/11 - 04/01/13	48
16	7.000%, 06/01/13	17
	Federal National Mortgage Association, 30 Year, Single Family,
384	5.000%, 03/01/36	405
506	6.000%, 05/01/33 - 04/01/35	558
775	6.500%, 02/01/26 - 10/01/38	864
283	7.000%, 03/01/26 - 04/01/37	320
36	7.500%, 05/01/26 - 11/01/26	42
63	8.000%, 11/01/22 - 06/01/24	73
32	8.500%, 11/01/18	35
25	9.000%, 08/01/24	29
1	Government National Mortgage Association II, 15 Year, Single Family, 5.500%, 04/20/11	1
	Government National Mortgage Association II, 30 Year, Single Family,
10	8.000%, 07/20/28	12
60	8.500%, 09/20/25	72
48	Government National Mortgage Association, 15 Year, Single Family, 6.500%, 09/15/13	50
	Government National Mortgage Association, 30 Year, Single Family,
84	6.500%, 01/15/24 - 03/15/28	96
120	7.000%, 04/15/24 - 05/15/26	138
29	7.500%, 06/15/25 - 05/15/26	33
37	8.000%, 04/15/24 - 09/15/27	42
107	8.500%, 06/15/22 - 12/15/22	126
5	10.000%, 07/15/18	5

	Total Mortgage Pass-Through Securities (Cost $4,400)	4,603

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Municipal Bonds — 0.1%
	New York — 0.0% (g)
35	New York State Dormitory Authority, Build America Bonds, Rev., 5.600%, 03/15/40	34
100	Port Authority of New York & New Jersey, taxable Construction 164th, Rev., 5.647%, 11/01/40	96

		130

	Ohio — 0.1%
150	American Municipal Power, Inc., Build America Bonds, Class B, Rev., 7.499%, 02/15/50	154

	Total Municipal Bonds (Cost $284)	284

U.S. Government Agency Securities — 0.0% (g)
	Tennessee Valley Authority,
44	4.625%, 09/15/60	41
65	5.250%, 09/15/39	69

	Total U.S. Government Agency Securities (Cost $108)	110

U.S. Treasury Obligations — 8.1%
	U.S. Treasury Bonds,
65	3.875%, 08/15/40 (m)	60
5,000	5.375%, 02/15/31 (m)	5,837
8,000	6.250%, 08/15/23 (m)	10,055
	U.S. Treasury Bonds STRIPS,
1,705	02/15/15 (m)	1,590
3,000	08/15/16 (m)	2,623
2,000	U.S. Treasury Inflation Indexed Notes, 2.375%, 04/15/11	2,223
	U.S. Treasury Notes,
80	0.750%, 11/30/11 (k)	80
130	0.750%, 09/15/13 (m)	130
6,770	0.875%, 01/31/11 (m)	6,774
50	1.125%, 06/30/11 (m)	50
385	1.250%, 10/31/15 (m)	373
1,115	1.375%, 10/15/12 (m)	1,132
885	1.375%, 11/15/12 (m)	898
175	1.375%, 11/30/15 (m)	170
30	2.125%, 05/31/15 (m)	30
2,000	2.625%, 06/30/14 (m)	2,093
5,000	2.625%, 02/29/16 (m)	5,132
240	2.625%, 11/15/20 (m)	226
2,000	2.750%, 11/30/16 (m)	2,041
1,000	2.750%, 02/15/19 (m)	987
600	3.125%, 10/31/16 (m)	626
5,450	3.250%, 12/31/16 (m)	5,709
95	4.250%, 09/30/12	101
255	4.250%, 11/15/14	282

	Total U.S. Treasury Obligations (Cost $47,870)	49,222

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.4%
	Investment Company — 3.4%
20,693	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $20,693)	20,693

	Total Investments — 99.8% (Cost $503,750)	605,970
	Other Assets in Excess of Liabilities — 0.2%	1,228

	NET ASSETS — 100.0%	$607,198

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
61	Amsterdam Index	01/21/11	$5,784	$54
40	Hang Seng Index	01/28/11	5,923	127
70	TOPIX Index	03/10/11	7,725	121
83	10 Year Commonwealth Treasury Bond	03/15/11	8,770	103
20	S&P 60 Index	03/17/11	3,086	50
37	DAX	03/18/11	8,562	(148)
13	Dow Jones Euro STOXX 50 Index	03/18/11	485	(11)
84	E-mini Russell 2000	03/18/11	6,571	169
163	E-mini S&P 500	03/18/11	10,212	282
48	FTSE 100 Index	03/18/11	4,410	50
5	30 Year U.S. Treasury Bond	03/22/11	611	(23)
43	Long Gilt	03/29/11	8,011	(63)
10	2 Year U.S. Treasury Note	03/31/11	2,189	(4)
357	5 Year U.S. Treasury Note	03/31/11	42,026	(569)
	Short Futures Outstanding
(113)	CAC 40 Index	01/21/11	(5,752)	131
(24)	Euro Bund	03/08/11	(4,019)	11
(2)	10 Year Japanese Government Bond	03/10/11	(3,464)	(12)
(26)	SFE SPI 200 Index	03/17/11	(3,144)	28
(329)	Dow Jones Euro STOXX 50 Index	03/18/11	(12,284)	238
(44)	FTSE MIB Index	03/18/11	(5,940)	142
(9)	10 Year U.S. Treasury Note	03/22/11	(1,084)	30
(194)	5 Year U.S. Treasury Note	03/31/11	(22,837)	446

				$1,152

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	25

JPMorgan Diversified Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

Forward Foreign Currency Exchange Contracts
CONTRACTS TO BUY	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 12/31/10		NET UNREALIZED APPRECIATION (DEPRECIATION)
21,832,420 262,822	JPY for CAD	Royal Bank of Canada	02/22/11	$264	#	$269	#	$5
271,171 200,749	AUD for EUR	Royal Bank of Scotland	02/22/11	268	#	276	#	8
416,197 311,343	CHF for EUR	Credit Suisse International	02/22/11	416	#	445	#	29
3,513,316 384,292	SEK for EUR	Merrill Lynch International	02/22/11	513	#	521	#	8
4,168,466 341,167	HKD for GBP	Royal Bank of Scotland	02/22/11	532	#	537	#	5
421,524 203,717	SGD for GBP	Royal Bank of Canada	02/22/11	317	#	328	#	11
230,925 474,355	GBP for SGD	Credit Suisse International	02/22/11	370	#	360	#	(10)
4,611,989	AUD	State Street Bank & Trust	02/22/11	4,501		4,688		187
3,544,517	CHF	Union Bank of Switzerland AG	02/22/11	3,589		3,793		204
455,097 349,694 303,810 348,019	EUR EUR EUR EUR	Citibank, N.A. Goldman Sachs International HSBC Bank, N.A. State Street Bank & Trust	02/22/11 02/22/11 02/22/11 02/22/11	598 477 402 460		608 467 406 465		10 (10 4 5)
17,956,303 108,815,676	JPY JPY	Deutsche Bank AG Westpac Banking Corp.	02/22/11 02/22/11	217 1,309		221 1,341		4 32
13,207,694	SEK	Royal Bank of Canada	02/22/11	1,933		1,961		28
766,049	SGD	HSBC Bank, N.A.	02/22/11	591		597		6
				$16,757		$17,283		$526

CONTRACTS TO SELL	CURRENCY	COUNTERPARTY	SETTLEMENT DATE	SETTLEMENT VALUE		VALUE AT 12/31/10		NET UNREALIZED APPRECIATION (DEPRECIATION)
1,168,955	CAD	State Street Bank & Trust	02/22/11	$1,146		$1,175		$(29)
2,658,739 159,364 178,990	EUR EUR EUR	Royal Bank of Canada State Street Bank & Trust Westpac Banking Corp.	02/22/11 02/22/11 02/22/11	3,645 216 244		3,553 213 239		92 3 5
409,945 1,749,335 152,244	GBP GBP GBP	HSBC Bank, N.A. Royal Bank of Canada Westpac Banking Corp.	02/22/11 02/22/11 02/22/11	638 2,806 243		639 2,726 237		(1 80 6)
22,102,732	HKD	Royal Bank of Canada	02/22/11	2,853		2,845		8
20,302,023	JPY	Westpac Banking Corp.	02/22/11	243		250		(7)
1,097,824	NOK	Royal Bank of Canada	02/22/11	184		188		(4)
				$12,218		$12,065		$153

#	For cross-currency exchange contracts, the settlement value is the U.S. Dollar market value at 12/31/10 of the currency being sold, and the value at 12/31/10 is the U.S. Dollar market value of the currency being purchased.

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

ADR	— American Depositary Receipt
AUD	— Australian Dollar
CAD	— Canadian Dollar
CHF	— Swiss Franc
CMO	— Collateralized Mortgage Obligation
CVA	— Dutch Certification
EUR	— Euro
GBP	— British Pound
GDR	— Global Depositary Receipt
HKD	— Hong Kong Dollar
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of December 31, 2010. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
NOK	— Norwegian Krone
PO

—  Principal Only represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

REMICS	— Real Estate Mortgage Investment Conduits
Rev.	— Revenue
SEK	— Swedish Krona
SGD	— Singapore Dollar
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of December 31, 2010.
VAR	— Variable Rate Security. The interest rate shown is the rate in effect as of December 31, 2010.

(a)	Non-income producing security.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	Defaulted Security.
(e)

    Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(f)

    Security is fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. The Fund owns fair valued securities with a value of less than $1,000 which amounts to less than 0.1% of total investments.

(g)	Amount rounds to less than 0.1%.
(h)	Amount rounds to less than one thousand (shares or dollars).
(i)	Security has been deemed illiquid pursuant to procedures approved by the Board of Trustees and may be difficult to sell.
(k)	All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	The rate shown is the current yield as of December 31, 2010.
(m)

    All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

(x)

    Security is perpetual and, thus, does not have a predetermined maturity date. The coupon rate for this security is fixed for a period of time and may be structured to adjust thereafter. The date shown reflects the next call date. The coupon rate shown is the rate in effect as of December 31, 2010.

The financial statements of the underlying affiliated funds in which the Funds invest should be read in conjunction with the Fund’s financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	27

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	Diversified Fund
ASSETS:
Investments in non-affiliates, at value	$466,468
Investments in affiliates, at value	139,502

Total investment securities, at value	605,970
Cash	27
Foreign currency, at value	340
Deposits at broker for futures contracts	258
Receivables:
Investment securities sold	107
Fund shares sold	464
Interest and dividends	1,941
Tax reclaims	30
Variation margin on futures contracts	928
Unrealized appreciation on forward foreign currency exchange contracts	740
Other assets	24

Total Assets	610,829

LIABILITIES:
Payables:
Investment securities purchased	2,698
Fund shares redeemed	364
Unrealized depreciation on forward foreign currency exchange contracts	61
Accrued liabilities:
Investment advisory fees	102
Administration fees	49
Shareholder servicing fees	44
Distribution fees	37
Custodian and accounting fees	119
Trustees’ and Chief Compliance Officer’s fees	—	(a)
Other	157

Total Liabilities	3,631

Net Assets	$607,198

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

Diversified Fund
NET ASSETS:
Paid in capital	$548,908
Accumulated undistributed (distributions in excess of) net investment income	(904)
Accumulated net realized gains (losses)	(44,875)
Net unrealized appreciation (depreciation)	104,069

Total Net Assets	$607,198

NET ASSETS:
Class A	$121,861
Class B	12,443
Class C	6,616
Institutional Class	389,819
Select Class	76,459

Total	$607,198

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	8,709
Class B	888
Class C	474
Institutional Class	27,807
Select Class	5,447

Net Asset Value:
Class A — Redemption price per share	$13.99
Class B — Offering price per share (b)	14.02
Class C — Offering price per share(b)	13.97
Institutional Class — Offering and redemption price per share	14.02
Select Class — Offering and redemption price per share	14.04
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.65

Cost of investments in non-affiliates	$395,225
Cost of investments in affiliates	108,525
Cost of foreign currency	331

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	29

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

Diversified Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$3,009
Dividend income from non-affiliates	2,782
Dividend income from affiliates	2,717
Foreign taxes withheld	(54)

Total investment income	8,454

EXPENSES:
Investment advisory fees	1,545
Administration fees	257
Distribution fees:
Class A	145
Class B	48
Class C	18
Shareholder servicing fees:
Class A	145
Class B	16
Class C	6
Institutional Class	179
Select Class	88
Custodian and accounting fees	150
Professional fees	52
Trustees’ and Chief Compliance Officer’s fees	3
Printing and mailing costs	23
Registration and filing fees	38
Transfer agent fees	91
Other	8

Total expenses	2,812

Less amounts waived	(1,011)
Less earnings credits	— (a)

Net expenses	1,801

Net investment income (loss)	6,653

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	4,403
Investment in affiliates	21
Futures	5,334
Foreign currency transactions	923

Net realized gain (loss)	10,681

Distributions of realized gains by investment company affiliates	99

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	55,251
Investments in affiliates	14,566
Futures	1,085
Foreign currency translations	391

Change in net unrealized appreciation (depreciation)	71,293

Net realized/unrealized gains (losses)	82,073

Change in net assets resulting from operations	$88,726

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Diversified Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$6,653	$8,185
Net realized gain (loss)	10,681	18,636
Distributions of realized gains by investment company affiliates	99	—
Change in net unrealized appreciation (depreciation)	71,293	13,473

Change in net assets resulting from operations	88,726	40,294

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,495)	(1,938)
Class B
From net investment income	(124)	(204)
Class C
From net investment income	(61)	(46)
Institutional Class
From net investment income	(5,596)	(4,677)
Select Class
From net investment income	(1,020)	(1,119)

Total distributions to shareholders	(8,296)	(7,984)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	36,294	167,939

NET ASSETS:
Change in net assets	116,724	200,249
Beginning of period	490,474	290,225

End of period	$607,198	$490,474

Accumulated undistributed (distributions in excess of) net investment income	$(904)	$739

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	31

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Diversified Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$10,537	$15,881
Dividends and distributions reinvested	1,405	1,783
Cost of shares redeemed	(13,974)	(17,611)

Change in net assets from Class A capital transactions	$(2,032)	$53

Class B
Proceeds from shares issued	$151	$398
Dividends and distributions reinvested	119	195
Cost of shares redeemed	(2,597)	(8,182)

Change in net assets from Class B capital transactions	$(2,327)	$(7,589)

Class C
Proceeds from shares issued	$2,271	$1,804
Dividends and distributions reinvested	48	39
Cost of shares redeemed	(335)	(1,060)

Change in net assets from Class C capital transactions	$1,984	$783

Institutional Class
Proceeds from shares issued	$70,308	$183,346
Subscriptions in-kind (See Note 9)	—	4,052
Dividends and distributions reinvested	5,326	4,166
Cost of shares redeemed	(42,209)	(22,326)

Change in net assets from Institutional Class capital transactions	$33,425	$169,238

Select Class
Proceeds from shares issued	$14,730	$18,086
Dividends and distributions reinvested	637	619
Cost of shares redeemed	(10,123)	(13,251)

Change in net assets from Select Class capital transactions	$5,244	$5,454

Total change in net assets from capital transactions	$36,294	$167,939

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

	Diversified Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	787	1,289
Reinvested	103	144
Redeemed	(1,055)	(1,432)

Change in Class A Shares	(165)	1

Class B
Issued	11	33
Reinvested	9	16
Redeemed	(197)	(665)

Change in Class B Shares	(177)	(616)

Class C
Issued	169	144
Reinvested	4	3
Redeemed	(25)	(86)

Change in Class C Shares	148	61

Institutional Class
Issued	5,300	14,731
Subscriptions in-kind (See Note 9)	—	354
Reinvested	390	336
Redeemed	(3,104)	(1,784)

Change in Institutional Class Shares	2,586	13,637

Select Class
Issued	1,105	1,426
Reinvested	47	50
Redeemed	(761)	(1,081)

Change in Select Class Shares	391	395

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	33

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Diversified Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$12.08	$0.13	(g)	$1.95	$2.08	$(0.17)	$—	$(0.17)
Year Ended June 30, 2010	10.71	0.24	(g)	1.35	1.59	(0.22)	—	(0.22)
Year Ended June 30, 2009	13.23	0.26	(g)	(2.28)	(2.02)	(0.21)	(0.29)	(0.50)
Year Ended June 30, 2008	15.68	0.30		(1.12)	(0.82)	(0.30)	(1.33)	(1.63)
Year Ended June 30, 2007	14.24	0.32		1.89	2.21	(0.31)	(0.46)	(0.77)
January 1, 2006 through June 30, 2006(i)	14.04	0.14	(g)	0.21	0.35	(0.15)	—	(0.15)
Year Ended December 31, 2005	13.73	0.23	(g)	0.32	0.55	(0.24)	—	(0.24)

Class B
Six Months Ended December 31, 2010 (Unaudited)	12.10	0.10	(g)	1.96	2.06	(0.14)	—	(0.14)
Year Ended June 30, 2010	10.72	0.18	(g)	1.35	1.53	(0.15)	—	(0.15)
Year Ended June 30, 2009	13.24	0.20	(g)	(2.28)	(2.08)	(0.15)	(0.29)	(0.44)
Year Ended June 30, 2008	15.69	0.22		(1.12)	(0.90)	(0.22)	(1.33)	(1.55)
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.23)	(0.46)	(0.69)
January 1, 2006 through June 30, 2006(i)	14.03	0.11	(g)	0.21	0.32	(0.12)	—	(0.12)
Year Ended December 31, 2005	13.72	0.16	(g)	0.32	0.48	(0.17)	—	(0.17)

Class C
Six Months Ended December 31, 2010 (Unaudited)	12.06	0.11	(g)	1.95	2.06	(0.15)	—	(0.15)
Year Ended June 30, 2010	10.70	0.18	(g)	1.34	1.52	(0.16)	—	(0.16)
Year Ended June 30, 2009	13.22	0.20	(g)	(2.27)	(2.07)	(0.16)	(0.29)	(0.45)
Year Ended June 30, 2008	15.68	0.22		(1.12)	(0.90)	(0.23)	(1.33)	(1.56)
Year Ended June 30, 2007	14.23	0.24		1.91	2.15	(0.24)	(0.46)	(0.70)
January 1, 2006 through June 30, 2006(i)	14.03	0.11	(g)	0.21	0.32	(0.12)	—	(0.12)
Year Ended December 31, 2005	13.72	0.16	(g)	0.32	0.48	(0.17)	—	(0.17)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	12.10	0.17	(g)	1.96	2.13	(0.21)	—	(0.21)
Year Ended June 30, 2010	10.73	0.30	(g)	1.35	1.65	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.25	0.31	(g)	(2.28)	(1.97)	(0.26)	(0.29)	(0.55)
Year Ended June 30, 2008	15.70	0.37		(1.11)	(0.74)	(0.38)	(1.33)	(1.71)
Year Ended June 30, 2007	14.25	0.40		1.89	2.29	(0.38)	(0.46)	(0.84)
January 1, 2006 through June 30, 2006(i)	14.05	0.18	(g)	0.21	0.39	(0.19)	—	(0.19)
Year Ended December 31, 2005	13.74	0.29	(g)	0.33	0.62	(0.31)	—	(0.31)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	12.12	0.15	(g)	1.96	2.11	(0.19)	—	(0.19)
Year Ended June 30, 2010	10.74	0.27	(g)	1.36	1.63	(0.25)	—	(0.25)
Year Ended June 30, 2009	13.26	0.29	(g)	(2.28)	(1.99)	(0.24)	(0.29)	(0.53)
Year Ended June 30, 2008	15.71	0.35		(1.13)	(0.78)	(0.34)	(1.33)	(1.67)
Year Ended June 30, 2007	14.26	0.36		1.90	2.26	(0.35)	(0.46)	(0.81)
January 1, 2006 through June 30, 2006(i)	14.06	0.16	(g)	0.21	0.37	(0.17)	—	(0.17)
Year Ended December 31, 2005	13.75	0.25	(g)	0.33	0.58	(0.27)	—	(0.27)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds
(f)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Includes a gain incurred resulting from a payment by affiliate. The effect was less than 0.01% on total return.
(i)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$13.99	17.28%		$121,861	0.97%	2.03%	1.27%	26%
12.08	14.81		107,188	1.00	1.95	1.38	70
10.71	(15.04)		95,028	1.11	2.36	1.40	165
13.23	(5.68	) (h)	134,183	1.14	2.04	1.33	234
15.68	15.79		159,579	1.14	2.11	1.34	218
14.24	2.51		140,537	1.14	2.01	1.42	127
14.04	4 .04		149,015	1.14	1.65	1.30	214

14.02	17.02		12,443	1.48	1.48	1.77	26
12.10	14.27		12,892	1.51	1.44	1.88	70
10.72	(15.51)		18,025	1.62	1.81	1.89	165
13.24	(6.20	) (h)	37,605	1.65	1.51	1.83	234
15.69	15.30		69,996	1.65	1.57	1.84	218
14.23	2.24		106,044	1.65	1.49	1.92	127
14.03	3 .49		128,985	1.65	1.16	1.79	214

13.97	17.07		6,616	1.47	1.62	1.76	26
12.06	14.20		3,938	1.51	1.45	1.87	70
10.70	(15.46)		2,841	1.61	1.85	1.90	165
13.22	(6.24	) (h)	3,636	1.65	1.53	1.83	234
15.68	15.32		5,015	1.65	1.60	1.84	218
14.23	2.24		4,489	1.65	1.49	1.92	127
14.03	3.50		5,314	1.65	1.15	1.79	214

14.02	17.62		389,819	0.48	2.53	0.87	26
12.10	15.33		305,192	0.51	2.45	0.97	70
10.73	(14.60)		124,261	0.62	2.83	1.00	165
13.25	(5.20	) (h)	236,864	0.65	2.55	0.93	234
15.70	16.39		227,438	0.65	2.60	0.94	218
14.25	2.76		208,490	0.65	2.50	1.02	127
14.05	4 .54		309,942	0.65	2.09	0.88	214

14.04	17.45		76,459	0.72	2.29	1.02	26
12.12	15.14		61,264	0.75	2.20	1.13	70
10.74	(14.79)		50,070	0.86	2.60	1.15	165
13.26	(5.43	) (h)	77,601	0.89	2.31	1.08	234
15.71	16.11		107,974	0.89	2.36	1.09	218
14.26	2.63		98,539	0.89	2.25	1.17	127
14.06	4 .28		126,285	0.89	1.86	1.04	214

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	35

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Diversified Funds	Class A, Class B, Class C, Institutional Class and Select Class	Diversified

Effective November 1, 2009, Class B Shares of the Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

Effective September 27, 2010, the sales charge for Class A changed from 5.25% to 4.50%.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. The broker-dealers or pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the broker-dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the broker-dealers or pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

36	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs		Total
Investments in Securities
Common Stocks
Consumer Discretionary	$32,370	$6,589	$—		$38,959
Consumer Staples	16,494	5,624	—		22,118
Energy	26,381	6,115	—		32,496
Financials	35,140	15,585	—		50,725
Health Care	26,844	4,716	—		31,560
Industrials	25,559	11,720	—		37,279
Information Technology	50,677	6,160	—		56,837
Materials	12,825	3,768	—		16,593
Telecommunication Services	6,085	5,562	—		11,647
Utilities	5,723	4,638	—		10,361

Total Common Stocks	238,098	70,477	—		308,575

Preferred Stocks
Consumer Discretionary	—	1,118	—		1,118

Total Preferred Stocks	—	1,118	—		1,118

Debt Securities
Asset-Backed Securities	—	6,810	—		6,810
Collateralized Mortgage Obligations	—	53,565	—		53,565
Commercial Mortgage-Backed Securities	—	1,793	—		1,793
Corporate Bonds
Consumer Discretionary	—	3,590	—		3,590
Consumer Staples	—	2,814	—		2,814
Energy	—	2,419	—		2,419
Financials	—	17,353	—	(a)	17,353
Health Care	—	1,049	—		1,049
Industrials	—	2,462	—		2,462
Information Technology	—	1,103	—		1,103
Materials	—	1,347	—		1,347
Telecommunication Services	—	2,737	—		2,737
Utilities	—	5,345	—		5,345

Total Corporate Bonds	—	40,219	—	(a)	40,219

Foreign Government Securities	—	169	—		169
Mortgage Pass-Through Securities	—	4,603	—		4,603
Municipal Bonds	—	284	—		284
U.S. Government Agency Securities	—	110	—		110
U.S. Treasury Obligations	—	49,222	—		49,222
Investment Companies	118,809	—	—		118,809
Short-Term Investment
Investment Company	20,693	—	—		20,693

Total Investments in Securities	$377,600	$228,370	$—	(a)	$605,970

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	37

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$740	$—	$740
Futures Contracts	1,982	—	—	1,982

Total Appreciation in Other Financial Instruments	$1,982	$740	$—	$2,722

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(61)	$—	$(61)
Futures Contracts	(830)	—	—	(830)

Total Depreciation in Other Financial Instruments	$(830)	$(61)	$—	$(891)

(a)	Amount rounds to less than $1,000.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2010.

The following is a summary of investments for which significant unobservable inputs (Level 3) were used in determining fair value (amounts in thousands):

	Balance as of 6/30/10		Realized gain (loss)	Change in unrealized appreciation (depreciation)	Net amortization (accretion)	Net purchases (sales)	Transfers into Level 3	Transfers out of level 3	Balance as of 12/31/10
Investments in Securities
Corporate Bonds — Financials	$—	(a)	—	—	—	—	—	—	$—	(a)

(a)	Amount rounds to less than $1,000.

Transfers into and out of Level 3 are valued using values as of the beginning of the period.

Transfers from Level 2 to Level 3 or from Level 3 to Level 2 are due to a decline or an increase in market activity (e.g. frequency of trades), which resulted in a lack of or increase in available market inputs to determine price.

The change in unrealized appreciation (depreciation) attributable to securities owned at December 31, 2010, which were valued using significant unobservable inputs (Level 3) amounted to less than $1,000. This amount is included in Change in net unrealized appreciation (depreciation) of investments in non-affiliates on the Statement of Operations.

B. Restricted and Illiquid Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale or are illiquid. Restricted securities generally may be resold in transactions exempt from registration. An illiquid security is a security which cannot be disposed of promptly (within seven days) and in the usual course of business at approximately its fair value and includes, but is not limited to, repurchase agreements maturing in excess of seven days, time deposits with a withdrawal penalty, non-negotiable instruments and instruments for which no market exists. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at the current valuation may be difficult.

The value and percentage of net assets of illiquid securities as of December 31, 2010, was less than $1,000 and less than 0.1%, respectively.

C. Futures Contracts — The Fund used treasury, index or other financial futures contracts to manage and hedge interest rate risk associated with portfolio investments and to gain or reduce exposure to the stock market. The Fund also uses futures to lengthen or shorten the duration of the overall investment portfolio.

Futures contracts provide for the delayed delivery of the underlying instruments at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statement of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statement of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOI and cash deposited is recorded on the Statement of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statement of Assets and Liabilities.

38	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the Statement of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s derivatives activities during the six months ended December 31, 2010:

Futures Contracts:
Average Notional Balance Long	$87,955
Ending Notional Balance Long	114,365
Average Notional Balance Short	50,290
Ending Notional Balance Short	58,524

D. Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with portfolio investments and therefore uses forward foreign currency exchange contracts to hedge or manage these exposures. The Fund also buys forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed.

The table below discloses the volume of the Fund’s derivatives activities during the six months ended December 31, 2010:

Forward Foreign Currency Exchange Contracts:
Average Notional Balance Long	$13,963
Ending Notional Balance Long	12,218
Average Notional Balance Short	15,834
Ending Notional Balance Short	16,757

E. Summary of Derivative Information — The following table presents the value of derivatives held as of December 31, 2010, by their primary underlying risk exposure and respective location on the Statement of Assets and Liabilities (amounts in thousands):

The Fund’s derivatives contracts held at December 31, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)	Forward Foreign Currency Exchange Contracts
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$590	$—
Foreign exchange contracts	Receivables	—	740
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,392	—

Total		$1,982	$740

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	(671)	—
Foreign exchange contracts	Payables	—	(61)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(159)	—

Total		$(830)	$(61)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Portfolio Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable/payable to brokers.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

The following tables present the effect of derivatives on the Statement of Operations for the six months ended December 31, 2010, by primary underlying risk exposure (amounts in thousands):

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(245)	$—	$(245)
Foreign exchange contracts	—	968	968
Equity contracts	5,579	—	5,579

Total	$5,334	$968	$6,302

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts	Forward Foreign Currency Exchange Contracts	Total
Interest rate contracts	$(185)	$—	$(185)
Foreign exchange contracts	—	374	374
Equity contracts	1,270	—	1,270

Total	$1,085	$374	$1,459

F. Transactions with Affiliates — The Fund invests in Underlying Funds advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with the Fund may be considered to be an affiliate. For the purposes of the report, the Fund assumes the following to be affiliated issuers (amounts in thousands):

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/Loss	Dividend/ Interest Income	Shares at December 31, 2010	Value at December 31, 2010
Diversified Fund
JPMorgan Emerging Markets Debt Fund, Select Class Shares	$7,210	$7,664	$—	$—	$371	1,894	$15,175
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	19,664	142	—	—	141	1,003	24,726
JPMorgan High Yield Fund, Class R6 Shares	25,158	2,726	—	99	1,143	3,621	29,511
JPMorgan International Realty Fund, Select Class Shares	4,186	1,289	—	—	504	658	6,359
JPMorgan Prime Money Market Fund, Institutional Class Shares	43,378	102,984	125,669	—	19	20,693	20,693
JPMorgan Realty Income Fund, Institutional Class Shares	4,865	84	330	21	53	595	5,591
JPMorgan Value Advantage Fund, Institutional Class Shares	30,979	485	—	—	486	2,060	37,447

	$135,440			$120	$2,717		$139,502

G. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

40	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

H. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts.

I. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Fund invests in other J.P. Morgan Funds and, as a result, bears a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

J. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

K. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

L. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.55%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2010, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class B	Class C
0.25%	0.75%	0.75%

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2010, the Distributor retained the following amounts (in thousands):

Front-End Sales Charge	CDSC
$11	$3

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest income, if any, earned on cash balances at the custodian, is included as Interest income from affiliates in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class B	Class C	Institutional Class	Select Class
1.14%	1.65%	1.65%	0.65%	0.89%

The contractual expense limitation agreements were in effect for the six months ended December 31, 2010. The expense limitation percentages in the table above are in place until at least October 31, 2011. In addition, the Fund’s service providers have voluntarily waived fees during the six months ended December 31, 2010. However, the Fund’s service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows (amounts in thousands). None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Shareholder Servicing	Total
$386	$188	$574

Voluntary Waivers
Investment Advisory		Total
$406		$406

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver and/or reimbursement is voluntary.

The amount of waivers resulting from investments in the money market funds for the six months ended December 31, 2010, was approximately $31,000.

42	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

The shares of the Underlying Funds in which the Fund invests impose a separate advisory and a shareholder servicing fee. The Fund’s Advisor and/or Distributor have voluntarily agreed to waive the Fund’s fees in the weighted average pro-rata amount of the advisory and shareholder servicing fees charged by the Underlying Funds. These voluntary waivers will be in addition to any waivers required to meet the Fund’s contractual expense limitations, but will not exceed the Fund’s advisory fee and/or shareholder servicing fees.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended December 31, 2010, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government)	Sales of U.S. Government
$179,513	$129,111	$10,429	$6,594

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows (amounts in thousands):

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$503,750	$105,757	$3,537	$102,220

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II (“JPM II”) and may be relied upon by the Fund because they are investment companies in the same “group of investment companies (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2010 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Because of the Fund’s investments in other Funds (the “Underlying Funds”), the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the affiliated Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, foreign forward currency contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

The Fund is also subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap and option contracts, credit-linked notes and TBA securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

A Fund is subject to the risk that should the Fund decide to sell an illiquid investment when a ready buyer is not available at a price the Fund deems representative of its value, the value of the Fund’s net assets could be adversely affected.

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association Master Agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements also contain provisions, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparties (i.e. decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and the Fund often include the ability to terminate (i.e. close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

44	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

9. Transfers-in-Kind

For the year ended June 30, 2010, certain shareholders of the Fund purchased shares and the Fund received portfolio securities primarily by means of a subscription in-kind for shares of the Fund. Cash and portfolio securities were transferred as of the close of business on the date and at the market value listed below (amounts in thousands):

	Date	Value	Type
Diversified Fund	08/03/09	$4,052	Subscription-in-kind

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	45

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund (not including expenses of the Underlying Funds) and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
Diversified Fund
Class A
Actual	$1,000.00	1,172.80	$5.31	0.97%
Hypothetical	1,000.00	1,020.32	4.94	0.97
Class B
Actual	1,000.00	1,170.20	8.10	1.48
Hypothetical	1,000.00	1,017.74	7.53	1.48
Class C
Actual	1,000.00	1,170.70	8.04	1.47
Hypothetical	1,000.00	1,017.80	7.48	1.47
Institutional Class
Actual	1,000.00	1,176.20	2.63	0.48
Hypothetical	1,000.00	1,022.79	2.45	0.48
Select Class
Actual	1,000.00	1,174.50	3.95	0.72
Hypothetical	1,000.00	1,021.58	3.67	0.72

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

46	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 18, 2010.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of the Fund at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of J.P. Morgan Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of the Fund. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them,

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	47

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (Continued)

including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The

Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Senior Officer

The Trustees noted that, upon their direction, the Senior Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for J.P. Morgan Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those J.P. Morgan Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and

48	J.P. MORGAN U.S. EQUITY FUNDS	DECEMBER 31, 2010

also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the third, first and first quintiles for Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A and Select Class shares was in the first and second quintiles and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2010	J.P. MORGAN U.S. EQUITY FUNDS	49

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. December 2010.	SAN-DIV-1210

Semi-Annual Report

J.P. Morgan Intrepid Funds

December 31, 2010 (Unaudited)

JPMorgan Intrepid America Fund

JPMorgan Intrepid Growth Fund

JPMorgan Intrepid Mid Cap Fund

JPMorgan Intrepid Multi Cap Fund

JPMorgan Intrepid Value Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

“Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Last summer, investors’ optimism in the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010. After experiencing a period of volatility towards the end of the summer, however, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the six-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 23.3% from six months prior.

Small caps and growth stocks outpace other style categories

Small cap stocks led the style categories over the past six months (the Russell 2000 Index returned 29.4%, compared to 28.1% and 24.0% as measured by the Russell Mid Cap Index and Russell 1000 Index, respectively). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 26.4% for the six-month reporting period, compared to 21.7% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 30.7%, while the Russell Midcap Value Index returned 25.9%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 32.1%, compared to 26.6%, as of the end of the six-month reporting period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, prompting yields to increase sharply. As of the end of the six-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond rose, from 3.0% to 3.3%. Yields on the 30-year U.S. Treasury bond rose from 3.9% to 4.3% as of the end of the period, and the two-year U.S. Treasury note remained flat at 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 1.2%, while the Barclays Capital High Yield Index returned 10.2%, and the Barclays Capital Emerging Markets Index returned 6.8% for the six-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	1

JPMorgan Intrepid Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Stocks in most of the world’s capital markets rallied during the six months ended December 31, 2010. In the United States, investor sentiment was supported by strong corporate earnings, better-than-expected economic data, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

U.S. stocks, as measured by the S&P 500 Index, returned 23.27% for the six months ended December 31, 2010. Among U.S. stocks, large-cap stocks underperformed small- and mid-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period.

Intrepid Investment Philosophy

During the reporting period, each JPMorgan Intrepid Fund employed behavioral finance, a field of study that emphasizes the importance of human psychology in financial markets. Behavioral finance examines how investor behavior can be affected by biases and emotional reactions and theorizes that inefficiencies arise in the stock market because investors are consistently irrational in making many investment decisions.

The JPMorgan Intrepid America Fund, JPMorgan Intrepid Growth Fund, JPMorgan Intrepid Multi Cap Fund and JPMorgan Intrepid Value Fund aimed to capitalize on these market inefficiencies by targeting stocks within the particular Fund’s investment universe that were attractively valued with strong momentum characteristics, seeking stocks with increasing prices that the Fund’s portfolio managers believed would continue to increase. The JPMorgan Intrepid Mid Cap Fund targeted stocks with attractive valuations and strong fundamentals. Each Fund looked to sell stocks when they stopped exhibiting the respective characteristics sought by the Fund’s portfolio managers. Each Fund’s portfolio managers used a disciplined quantitative ranking methodology to identify attractive stocks in each sector, combining this process with disciplined portfolio construction, qualitative research and value-added trading.

2	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	23.96%
Russell 1000 Index	24.03%

Net Assets as of 12/31/2010 (In Thousands)	$1,481,612

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid America Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 1000 Index for the six months ended December 31, 2010. The Fund’s stock selection in the information technology and consumer discretionary sectors detracted from relative performance, while the Fund’s stock selection in the materials and industrials sectors contributed to relative performance.

Individual detractors from relative performance included Bank of America Corp., Kimberly-Clark Corp. and Hewlett Packard Co. Shares of Bank of America Corp. declined on uncertainty about potential federal regulation and concerns that the company would be forced to buy back mortgage-backed securitizations that had been sold by Countrywide, which Bank of America acquired in 2008. Kimberly-Clark Corp., a personal and household products provider, reported disappointing profit due to higher costs for raw materials. Shares of Hewlett-Packard Co. declined following the unexpected resignation of the company’s chief executive officer.

Individual contributors to relative performance included Freeport-McMoRan Copper & Gold, Inc., National Oilwell Varco, Inc. and Ameriprise Financial, Inc. Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong third-quarter earnings due to historically high gold and copper prices. Shares of National Oilwell Varco, Inc. rose as investors reacted positively to the oil well services and equipment provider’s third quarter results and its announced acquisition of Advanced Production and Loading PLC, a subsidiary of BW Offshore Limited. Ameriprise Financial, Inc., an asset manager and financial planning company, reported stronger-than-expected earnings driven by an 89% jump in assets under management.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	3.5%
2.	Exxon Mobil Corp.	3.0
3.	International Business Machines Corp.	2.9
4.	Chevron Corp.	2.8
5.	Pfizer, Inc.	2.3
6.	Citigroup, Inc.	2.3
7.	Cummins, Inc.	1.9
8.	Eaton Corp.	1.8
9.	UnitedHealth Group, Inc.	1.7
10.	Microsoft Corp.	1.7

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.8%
Financials	16.7
Energy	12.7
Health Care	11.4
Industrials	11.2
Consumer Discretionary	11.1
Consumer Staples	8.3
Materials	5.1
Telecommunication Services	3.2
Utilities	1.6
Short-Term Investment	0.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	3

JPMorgan Intrepid America Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		23.90%	13.77%	1.39%	8.20%
With Sales Charge**		17.37	7.78	0.31	7.46
CLASS C SHARES	2/19/05
Without CDSC		23.56	13.18	0.88	7.79
With CDSC***		22.56	12.18	0.88	7.79
CLASS R2 SHARES	11/3/08	23.64	13.45	1.28	8.12
CLASS R5 SHARES	5/15/06	24.14	14.22	1.84	8.52
SELECT CLASS SHARES	2/28/03	23.96	14.01	1.64	8.39

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid America Fund, the Russell 1000 Index, and the Lipper Large-Cap Core Funds Index from February 28, 2003 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest companies (on the basis of capitalization) in the Russell 3000 Index. The Lipper Large-Cap Core Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	26.40%
Russell 1000 Growth Index	26.37%

Net Assets as of 12/31/2010 (In Thousands)	$573,850

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Growth Fund (the “Fund”) seeks to provide long-term capital growth.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Growth Index for the six months ended December 31, 2010. The Fund’s stock selection in the materials and energy sectors contributed to relative performance, while the Fund’s stock selection in the consumer staples and consumer discretionary sectors detracted from relative performance.

Individual contributors to relative performance included Freeport-McMoRan Copper & Gold, Inc., National Oilwell Varco, Inc. and Ameriprise Financial, Inc. Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong third-quarter earnings due to historically high gold and copper prices. Shares of National Oilwell Varco, Inc. rose as investors reacted positively to the oil well services and equipment provider’s third quarter results and its announced acquisition of Advanced Production and Loading PLC, a subsidiary of BW Offshore Limited. Ameriprise Financial, Inc., an asset manager and financial planning company, reported stronger-than-expected earnings driven by an 89% jump in assets under management.

Individual detractors from relative performance included Bank of America Corp., ITT Educational Services, Inc. and Hewlett Packard Co. Shares of Bank of America Corp. declined on uncertainty about potential federal regulation and concerns that the company would be forced to buy back mortgage-backed securitizations that had been sold by Countrywide, which Bank of America acquired in 2008. ITT Educational Services, Inc. a provider of postsecondary degree programs, declined on concerns that proposed regulation of federal student aid programs would hurt the company’s earnings. Shares of Hewlett-Packard Co. declined following the unexpected resignation of the company’s chief executive officer.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Apple, Inc.	5.8%
2.	Exxon Mobil Corp.	4.9
3.	International Business Machines Corp.	4.2
4.	Microsoft Corp.	3.5
5.	Oracle Corp.	3.2
6.	Wal-Mart Stores, Inc.	2.3
7.	QUALCOMM, Inc.	2.1
8.	Cummins, Inc.	1.9
9.	Freeport-McMoRan Copper & Gold, Inc.	1.8
10.	Eaton Corp.	1.6

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	29.7%
Consumer Discretionary	15.1
Industrials	12.4
Energy	11.1
Health Care	9.0
Consumer Staples	8.3
Financials	5.6
Materials	5.5
Telecommunication Services	1.1
Utilities	0.4
Short-Term Investment	1.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	5

JPMorgan Intrepid Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		26.25%	15.61%	2.52%	8.15%
With Sales Charge**		19.64	9.57	1.41	7.41
CLASS C SHARES	2/19/05
Without CDSC		25.92	15.01	1.98	7.73
With CDSC***		24.92	14.01	1.98	7.73
CLASS R2 SHARES	11/3/08	26.09	15.31	2.39	8.07
CLASS R5 SHARES	5/15/06	26.55	16.08	2.94	8.46
SELECT CLASS SHARES	2/28/03	26.40	15.87	2.76	8.34

*	Net annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2 and Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Growth Fund, the Russell 1000 Growth Index, and the Lipper Large-Cap Growth Funds Index from February 28, 2003 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap

Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Growth Index is an unmanaged index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Large-Cap Growth Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	24.39%
Russell Midcap Index	28.12%

Net Assets as of 12/31/2010 (In Thousands)	$399,540

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Mid Cap Fund (the “Fund”) seeks long-term capital growth by investing primarily in equity securities of companies with intermediate capitalizations.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE

The Fund (Select Class Shares) underperformed the Russell Midcap Index for the six months ended December 31, 2010. The Fund’s stock selection in the consumer discretionary and information technology sector detracted from relative performance, while the Fund’s stock selection in the materials and telecommunications services sector contributed to relative performance.

Individual detractors from relative performance included TCF Financial Corp., Del Monte Foods Co. and Gannett Co., Inc. Shares of Minnesota-based bank TCF Financial Corp. declined due to concerns about federal legislation that would limit the fees that banks can charge retailers on debit-card transactions. Food processing company Del Monte Foods Co. lowered its outlook for its fiscal 2011 net sales growth. Gannett Co., Inc., a printing and publishing company, was hurt by investor concerns about lower advertising revenue generated from its newspaper business.

Individual contributors to the Fund’s relative performance included Affiliated Managers Group, Inc., Cooper Cos., Inc. and TRW Automotive Holdings Corp. Affiliated Managers Group, Inc., an investment services provider, reported strong third-quarter operating results. Eye-care and surgical products maker Cooper Cos., Inc. reported strong third- and fourth-quarter fiscal 2010 net income, boosted by robust growth from its eye-care division and surgical unit. TRW Automotive Holdings Corp., an auto and truck parts manufacturer, benefited from recovering vehicle demand and its growing presence in emerging markets.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	PPG Industries, Inc.	2.0%
2.	Cooper Cos., Inc. (The)	1.8
3.	Parker Hannifin Corp.	1.7
4.	Affiliated Managers Group, Inc.	1.4
5.	Walter Energy, Inc.	1.4
6.	Constellation Brands, Inc.	1.3
7.	Navistar International Corp.	1.1
8.	Signet Jewelers Ltd.	1.1
9.	AmerisourceBergen Corp.	1.1
10.	Wyndham Worldwide Corp.	1.1

PORTFOLIO COMPOSITION BY SECTOR***
Financials	19.2%
Consumer Discretionary	15.5
Information Technology	14.3
Industrials	12.2
Health Care	9.4
Materials	8.0
Utilities	7.5
Energy	6.0
Consumer Staples	4.7
Telecommunication Services	2.1
U.S. Treasury Obligation	0.1
Short-Term Investment	1.0

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	7

JPMorgan Intrepid Mid Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/1/92
Without Sales Charge		24.17%	19.12%	2.64%	4.46%
With Sales Charge**		17.65	12.85	1.54	3.90
CLASS B SHARES	9/23/96
Without CDSC		23.75	18.32	2.00	3.89
With CDSC***		18.75	13.32	1.63	3.89
CLASS C SHARES	3/22/99
Without CDSC		23.73	18.30	2.01	3.75
With CDSC****		22.73	17.30	2.01	3.75
SELECT CLASS SHARES	6/1/91	24.39	19.34	2.90	4.72

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Mid Cap Fund, the Russell Midcap Index and the Lipper Mid-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell Midcap Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mid-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses of the Fund. The Russell Midcap Index is an unmanaged index which measures the performance of the 800 smallest companies of the Russell 1000 Index. The

Lipper Mid-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	24.46%
Russell 3000 Index	24.46%

Net Assets as of 12/31/2010 (In Thousands)	$12,729

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Multi Cap Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) performed in line with the Russell 3000 Index for the six months ended December 31, 2010. The Fund’s stock selection in the energy and materials sectors contributed to relative performance, while the Fund’s stock selection in the information technology and utilities sectors detracted from relative performance.

Individual contributors to the Fund’s relative performance included National Oilwell Varco, Inc. Eaton Corp. and Cummins Inc. Shares of National Oilwell Varco, Inc. rose as investors reacted positively to the oil well services and equipment provider’s third quarter results and its announced acquisition of Advanced Production and Loading PLC, a subsidiary of BW Offshore Limited. Shares of Eaton Corp. rallied after the industrial machinery company posted strong earnings, benefiting from earnings growth in developing markets in Asia and South America and a weakening U.S. dollar. Cummins Inc., a provider of components for truck engines, reported strong earnings driven mainly by strong demand for new trucks in emerging markets. Meanwhile, demand in North America continued to recover from very depressed levels as trucking companies replaced their aging truck fleet.

Individual detractors from relative performance included Hewlett-Packard Co., Whirlpool Corp. and Bank of America Corp. Shares of Hewlett-Packard Co. declined following the unexpected resignation of the company’s chief executive officer. Lower-than-expected demand from U.S. consumers hurt third-quarter results for the home appliances manufacturer, Whirlpool Corp. The stock trended lower despite rising sales in Asia and Latin America. Whirlpool’s earnings declined as it faced higher costs for raw materials and an increased need to discount the price of its products. Shares of Bank of America Corp. declined on uncertainty about potential federal regulation and concerns that the company would be forced to buy back mortgage-backed securitizations that had been sold by Countrywide, which Bank of America acquired in 2008.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Microsoft Corp.	3.4%
2.	Chevron Corp.	3.3
3.	Exxon Mobil Corp.	3.2
4.	Apple, Inc.	2.6
5.	National Oilwell Varco, Inc.	2.3
6.	Wal-Mart Stores, Inc.	2.2
7.	Eaton Corp.	2.1
8.	Cummins, Inc.	2.0
9.	General Dynamics Corp.	1.9
10.	Pfizer, Inc.	1.9

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	17.9%
Financials	16.5
Consumer Discretionary	11.9
Health Care	11.2
Energy	10.8
Industrials	9.8
Consumer Staples	8.2
Materials	5.1
Utilities	3.0
Telecommunication Services	2.8
Short-Term Investment	2.8

*	The return shown is based on net asset value calculated for share- holder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	9

JPMorgan Intrepid Multi Cap Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		24.30%	14.99%	0.42%	7.54%
With Sales Charge**		17.74	8.98	(0.65)	6.80
CLASS C SHARES	2/19/05
Without CDSC		24.06	14.43	(0.09)	7.13
With CDSC***		23.06	13.43	(0.09)	7.13
SELECT CLASS SHARES	2/28/03	24.46	15.25	0.67	7.74

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A and Class C Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Multi Cap Fund, the Russell 3000 Index, and the Lipper Multi-Cap Core Funds Index from February 28, 2003 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 3000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Multi-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 3000 Index is an unmanaged index which measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Multi-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Effective April 10, 2006, the Fund changed its investment policies. Although past performance is not necessarily an indication of how the Fund will perform in the future, in view of these changes, the Fund’s performance record prior to this period might be less relevant for investors considering whether to purchase shares of the Fund.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	23.57%
Russell 1000 Value Index	21.74%

Net Assets as of 12/31/2010 (In Thousands)	$404,905

INVESTMENT OBJECTIVE**

The JPMorgan Intrepid Value Fund (the “Fund”) seeks to provide long-term capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) outperformed the Russell 1000 Value Index for the six months ended December 31, 2010. The Fund’s stock selection in the materials and consumer staples sectors contributed to relative performance, while the Fund’s stock selection in the consumer discretionary and information technology sectors detracted from relative performance.

Individual contributors to relative performance included Freeport-McMoRan Copper & Gold, Inc., National Oilwell Varco, Inc. and Ameriprise Financial, Inc. Freeport-McMoRan Copper & Gold, Inc., a copper and gold mining company, reported strong third-quarter earnings due to historically high gold and copper prices. Shares of National Oilwell Varco, Inc. rose as investors reacted positively to the oil well services and equipment provider’s third quarter results and its announced acquisition of Advanced Production and Loading PLC, a subsidiary of BW Offshore Limited. Ameriprise Financial, Inc., an asset manager and financial planning company, reported stronger-than-expected earnings driven by an 89% jump in assets under management.

Individual detractors from relative performance included Bank of America Corp., Kimberly-Clark Corp. and Hewlett Packard Co. Shares of Bank of America Corp. declined on uncertainty about potential federal regulation and concerns that the company would be forced to buy back mortgage-backed securitizations that had been sold by Countrywide, which Bank of America acquired in 2008. Kimberly-Clark Corp., a personal and household products provider, reported disappointing profit due to higher costs for raw materials. Shares of Hewlett-Packard Co. declined following the unexpected resignation of the company’s chief executive officer.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Chevron Corp.	3.9%
2.	Pfizer, Inc.	3.5
3.	Citigroup, Inc.	3.1
4.	Wells Fargo & Co.	2.7
5.	Bank of America Corp.	2.5
6.	AT&T, Inc.	2.2
7.	General Dynamics Corp.	1.9
8.	American Electric Power Co., Inc.	1.8
9.	General Electric Co.	1.8
10.	Verizon Communications, Inc.	1.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	26.6%
Energy	13.3
Health Care	11.7
Industrials	9.5
Consumer Discretionary	8.2
Consumer Staples	7.7
Information Technology	6.2
Telecommunication Services	5.3
Utilities	4.9
Materials	3.8
Short-Term Investment	2.8

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (exclud- ing Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	11

JPMorgan Intrepid Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	SINCE INCEPTION
CLASS A SHARES	2/19/05
Without Sales Charge		23.51%	13.54%	1.71%	8.99%
With Sales Charge**		17.04	7.57	0.62	8.24
CLASS C SHARES	2/19/05
Without CDSC		23.18	13.01	1.20	8.58
With CDSC***		22.18	12.01	1.20	8.58
CLASS R2 SHARES	11/3/08	23.35	13.26	1.60	8.92
CLASS R5 SHARES	5/15/06	23.76	14.06	2.14	9.32
CLASS R6 SHARES	11/30/10	23.70	14.01	2.13	9.31
SELECT CLASS SHARES	2/28/03	23.57	13.77	1.95	9.19

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (2/28/03 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on February 28, 2003.

Returns for Class A, Class C, Class R2, Class R5 and Class R6 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns for Class A, Class C and Class R2 Shares would have been lower than shown because Class A, Class C and Class R2 Shares have higher expenses than Select Class Shares. The actual returns of Class R5 and Class R6 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Intrepid Value Fund, the Russell 1000 Value Index, and the Lipper Large-Cap Value Funds Index from February 28, 2003 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Subsequent to the inception of the Fund through October 1, 2003, the Fund did not experience any shareholder purchase and sale activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 97.9%
	Consumer Discretionary — 10.9%
	Automobiles — 1.2%
624	Ford Motor Co. (a)	10,480
207	General Motors Co. (a)	7,612

		18,092

	Diversified Consumer Services — 0.2%
64	Sotheby’s	2,875

	Hotels, Restaurants & Leisure — 1.4%
134	Darden Restaurants, Inc.	6,200
166	Starbucks Corp.	5,327
282	Wyndham Worldwide Corp.	8,458

		19,985

	Household Durables — 0.4%
68	Whirlpool Corp. (c)	6,032

	Media — 3.6%
816	CBS Corp., Class B	15,537
416	Gannett Co., Inc. (c)	6,274
75	Time Warner Cable, Inc.	4,966
343	Time Warner, Inc.	11,045
407	Viacom, Inc., Class B	16,113

		53,935

	Multiline Retail — 1.1%
115	Dollar Tree, Inc. (a)	6,421
61	Family Dollar Stores, Inc.	3,037
273	Macy’s, Inc.	6,905

		16,363

	Specialty Retail — 2.7%
93	Advance Auto Parts, Inc.	6,165
60	AutoZone, Inc. (a) (c)	16,246
139	Limited Brands, Inc.	4,256
166	Signet Jewelers Ltd., (Bermuda) (a)	7,222
169	Williams-Sonoma, Inc.	6,039

		39,928

	Textiles, Apparel & Luxury Goods — 0.3%
58	Deckers Outdoor Corp. (a) (c)	4,593

	Total Consumer Discretionary	161,803

	Consumer Staples — 8.3%
	Beverages — 0.8%
289	Constellation Brands, Inc., Class A (a)	6,401
113	Molson Coors Brewing Co., Class B	5,652

		12,053

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food & Staples Retailing — 2.4%
578	Kroger Co. (The)	12,926
427	Wal-Mart Stores, Inc.	23,007

		35,933

	Food Products — 0.6%
143	Smithfield Foods, Inc. (a)	2,956
328	Tyson Foods, Inc., Class A	5,641

		8,597

	Household Products — 1.8%
79	Energizer Holdings, Inc. (a)	5,730
337	Kimberly-Clark Corp.	21,270

		27,000

	Personal Products — 0.6%
119	Herbalife Ltd., (Cayman Islands)	8,136
	Tobacco — 2.1%
193	Lorillard, Inc.	15,846
251	Philip Morris International, Inc.	14,667

		30,513

	Total Consumer Staples	122,232

	Energy — 12.6%
	Energy Equipment & Services — 2.7%
104	Halliburton Co.	4,230
119	Helmerich & Payne, Inc.	5,759
353	National Oilwell Varco, Inc.	23,726
286	Patterson-UTI Energy, Inc.	6,170

		39,885

	Oil, Gas & Consumable Fuels — 9.9%
51	Anadarko Petroleum Corp.	3,899
109	Apache Corp.	13,044
456	Chevron Corp.	41,628
182	Devon Energy Corp.	14,297
603	Exxon Mobil Corp.	44,095
237	Occidental Petroleum Corp.	23,284
49	Whiting Petroleum Corp. (a)	5,778

		146,025

	Total Energy	185,910

	Financials — 16.5%
	Capital Markets — 2.6%
317	Ameriprise Financial, Inc.	18,267
106	Goldman Sachs Group, Inc. (The)	17,844
89	Morgan Stanley	2,415

		38,526

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	13

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Commercial Banks — 2.9%
1,047	Huntington Bancshares, Inc.	7,192
310	PNC Financial Services Group, Inc.	18,793
246	SunTrust Banks, Inc.	7,259
333	Wells Fargo & Co.	10,321

		43,565

	Consumer Finance — 1.3%
450	Capital One Financial Corp.	19,135

	Diversified Financial Services — 3.6%
1,495	Bank of America Corp.	19,937
7,082	Citigroup, Inc. (a)	33,499

		53,436

	Insurance — 4.6%
206	ACE Ltd., (Switzerland)	12,830
154	Endurance Specialty Holdings Ltd., (Bermuda)	7,099
100	Hartford Financial Services Group, Inc.	2,652
296	Lincoln National Corp.	8,221
82	MetLife, Inc.	3,644
240	Protective Life Corp.	6,396
339	Prudential Financial, Inc.	19,914
312	XL Group plc, (Ireland)	6,799

		67,555

	Real Estate Investment Trusts (REITs) — 1.5%
42	Alexandria Real Estate Equities, Inc.	3,048
67	Digital Realty Trust, Inc. (c)	3,464
219	Douglas Emmett, Inc. (m)	3,635
128	Equity Residential	6,660
60	Simon Property Group, Inc.	5,923

		22,730

	Total Financials	244,947

	Health Care — 11.3%
	Biotechnology — 2.9%
213	Amgen, Inc. (a)	11,666
352	Biogen Idec, Inc. (a)	23,575
93	Cephalon, Inc. (a) (c)	5,728
32	Genzyme Corp. (a)	2,307

		43,276

	Health Care Equipment & Supplies — 1.0%
122	Cooper Cos., Inc. (The)	6,885
131	Kinetic Concepts, Inc. (a) (c)	5,469
48	Medtronic, Inc.	1,788

		14,142

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — 2.9%
124	AMERIGROUP Corp. (a) (c)	5,437
94	Humana, Inc. (a)	5,162
703	UnitedHealth Group, Inc.	25,375
142	Universal Health Services, Inc., Class B	6,148

		42,122

	Life Sciences Tools & Services — 0.5%
145	Thermo Fisher Scientific, Inc. (a)	8,011

	Pharmaceuticals — 4.0%
117	Endo Pharmaceuticals Holdings, Inc. (a)	4,171
432	Merck & Co., Inc.	15,565
1,920	Pfizer, Inc.	33,615
259	Warner Chilcott plc, (Ireland), Class A	5,852

		59,203

	Total Health Care	166,754

	Industrials — 11.0%
	Aerospace & Defense — 1.7%
353	General Dynamics Corp.	25,013

	Air Freight & Logistics — 0.4%
87	United Parcel Service, Inc., Class B	6,344

	Airlines — 0.3%
207	United Continental Holdings, Inc. (a) (c)	4,919

	Commercial Services & Supplies — 0.3%
279	R.R. Donnelley & Sons Co.	4,865

	Electrical Equipment — 0.5%
154	Thomas & Betts Corp. (a)	7,419

	Industrial Conglomerates — 0.9%
323	Tyco International Ltd., (Switzerland)	13,369

	Machinery — 5.8%
247	Cummins, Inc.	27,216
255	Eaton Corp.	25,926
40	Joy Global, Inc.	3,444
268	Parker Hannifin Corp.	23,111
124	Timken Co.	5,904

		85,601

	Road & Rail — 1.1%
255	Norfolk Southern Corp.	16,000

	Total Industrials	163,530

	Information Technology — 17.6%
	Communications Equipment — 1.7%
40	F5 Networks, Inc. (a)	5,193
405	QUALCOMM, Inc.	20,044

		25,237

SEE NOTES TO FINANCIAL STATEMENTS.

14	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Computers & Peripherals — 4.8%
161	Apple, Inc. (a)	51,900
312	EMC Corp. (a)	7,152
162	Lexmark International, Inc., Class A (a) (c)	5,634
104	SanDisk Corp. (a)	5,190
55	Seagate Technology plc, (Ireland) (a)	822

		70,698

	Internet Software & Services — 0.4%
199	IAC/InterActiveCorp. (a)	5,703
	IT Services — 3.9%
86	Alliance Data Systems Corp. (a) (c)	6,094
75	Computer Sciences Corp.	3,695
293	International Business Machines Corp.	43,008
139	VeriFone Systems, Inc. (a)	5,345

		58,142

	Office Electronics — 1.6%
2,096	Xerox Corp.	24,142

	Semiconductors & Semiconductor Equipment — 1.9%
368	Intersil Corp., Class A (c)	5,615
244	Marvell Technology Group Ltd., (Bermuda) (a)	4,534
143	Novellus Systems, Inc. (a)	4,622
446	NVIDIA Corp. (a)	6,868
214	Xilinx, Inc.	6,207

		27,846

	Software — 3.3%
897	Microsoft Corp.	25,030
776	Oracle Corp.	24,283

		49,313

	Total Information Technology	261,081

	Materials — 5.0%
	Chemicals — 3.2%
164	Celanese Corp., Class A	6,735
298	E.l. du Pont de Nemours & Co.	14,884
74	Eastman Chemical Co.	6,230
62	Lubrizol Corp.	6,573
158	PPG Industries, Inc.	13,317

		47,739

	Metals & Mining — 1.8%
70	Cliffs Natural Resources, Inc.	5,461
178	Freeport-McMoRan Copper & Gold, Inc.	21,412

		26,873

	Total Materials	74,612

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 3.1%
	Diversified Telecommunication Services — 3.1%
458	AT&T, Inc.	13,468
405	CenturyLink, Inc. (c)	18,700
64	Frontier Communications Corp.	626
374	Verizon Communications, Inc.	13,396

	Total Telecommunication Services	46,190

	Utilities — 1.6%
	Electric Utilities — 1.1%
448	American Electric Power Co., Inc.	16,121

	Independent Power Producers & Energy Traders — 0.2%
74	Constellation Energy Group, Inc.	2,279

	Multi-Utilities — 0.3%
107	DTE Energy Co.	4,826

	Total Utilities	23,226

	Total Common Stocks (Cost $1,142,307)	1,450,285

Short-Term Investment — 0.9%
	Investment Company — 0.9%
13,833	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $13,833)	13,833

	Investment of Cash Collateral for Securities on Loan —3.0%
	Investment Company — 3.0%
44,782	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $44,782)	44,782

	Total Investments — 101.8% (Cost $1,200,922)	1,508,900
	Liabilities in Excess of Other Assets — (1.8)%	(27,288)

	NET ASSETS — 100.0%	$1,481,612

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	15

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
450	E-mini S&P 500	03/18/11	$28,193	$230

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

JPMorgan Intrepid America Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.3%
	Consumer Discretionary — 15.1%
	Auto Components — 0.4%
41	TRW Automotive Holdings Corp. (a)	2,161

	Automobiles — 1.5%
346	Ford Motor Co. (a)	5,806
77	General Motors Co. (a)	2,842

		8,648

	Diversified Consumer Services — 0.4%
22	ITT Educational Services, Inc. (a)	1,408
30	Weight Watchers International, Inc.	1,113

		2,521

	Hotels, Restaurants & Leisure — 2.8%
42	Darden Restaurants, Inc.	1,955
45	Las Vegas Sands Corp. (a)	2,086
18	McDonald’s Corp.	1,397
187	Starbucks Corp.	6,008
85	Wyndham Worldwide Corp.	2,556
21	Wynn Resorts Ltd.	2,212

		16,214

	Household Durables — 0.4%
27	Whirlpool Corp.	2,434

	Internet & Catalog Retail — 0.6%
19	Amazon.com, Inc. (a)	3,384

	Leisure Equipment & Products — 0.6%
33	Hasbro, Inc.	1,562
69	Mattel, Inc.	1,757

		3,319

	Media — 1.9%
409	CBS Corp., Class B	7,796
157	Gannett Co., Inc. (c)	2,375
23	Viacom, Inc., Class B	891

		11,062

	Multiline Retail — 1.8%
30	Dollar Tree, Inc. (a)	1,705
33	Family Dollar Stores, Inc.	1,655
118	Macy’s, Inc.	2,978
66	Target Corp.	3,944

		10,282

	Specialty Retail — 3.7%
34	Advance Auto Parts, Inc.	2,269
33	AutoZone, Inc. (a)	9,023
152	Limited Brands, Inc.	4,655

SHARES	SECURITY DESCRIPTION	VALUE($)

	Specialty Retail — Continued
61	Signet Jewelers Ltd., (Bermuda) (a)	2,660
67	Williams-Sonoma, Inc.	2,402

		21,009

	Textiles, Apparel & Luxury Goods — 1.0%
32	Deckers Outdoor Corp. (a) (c)	2,512
15	Fossil, Inc. (a)	1,071
33	Phillips-Van Heusen Corp.	2,105

		5,688

	Total Consumer Discretionary	86,722

	Consumer Staples — 8.3%
	Beverages — 0.3%
80	Constellation Brands, Inc., Class A (a)	1,768

	Food & Staples Retailing — 2.3%
241	Wal-Mart Stores, Inc.	12,981

	Food Products — 0.5%
55	Smithfield Foods, Inc. (a)	1,141
101	Tyson Foods, Inc., Class A	1,730

		2,871

	Household Products — 1.3%
14	Energizer Holdings, Inc. (a)	1,035
106	Kimberly-Clark Corp.	6,682

		7,717

	Personal Products — 0.6%
49	Herbalife Ltd., (Cayman Islands)	3,350

	Tobacco — 3.3%
210	Altria Group, Inc.	5,175
80	Lorillard, Inc.	6,581
122	Philip Morris International, Inc.	7,159

		18,915

	Total Consumer Staples	47,602

	Energy — 11.1%
	Energy Equipment & Services — 2.3%
75	Halliburton Co.	3,071
29	Helmerich & Payne, Inc.	1,396
130	National Oilwell Varco, Inc.	8,769

		13,236

	Oil, Gas & Consumable Fuels — 8.8%
31	Apache Corp.	3,672
84	Chevron Corp.	7,693
30	Devon Energy Corp.	2,348
386	Exxon Mobil Corp.	28,246

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	17

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
64	Occidental Petroleum Corp.	6,303
20	Whiting Petroleum Corp. (a)	2,285

		50,547

	Total Energy	63,783

	Financials —5.6%
	Capital Markets — 1.5%
147	Ameriprise Financial, Inc.	8,437

	Consumer Finance — 1.1%
154	Capital One Financial Corp.	6,558

	Diversified Financial Services — 0.4%
544	Citigroup, Inc. (a)	2,573

	Insurance — 1.8%
86	Lincoln National Corp.	2,378
31	MetLife, Inc.	1,391
45	Protective Life Corp.	1,196
87	Prudential Financial, Inc.	5,096

		10,061

	Real Estate Investment Trusts (REITs) — 0.8%
313	Chimera Investment Corp.	1,285
26	Digital Realty Trust, Inc. (c)	1,350
21	Simon Property Group, Inc.	2,136

		4,771

	Total Financials	32,400

	Health Care — 9.0%
	Biotechnology — 2.3%
37	Amgen, Inc. (a)	2,048
114	Biogen Idec, Inc. (a)	7,650
34	Cephalon, Inc. (a) (c)	2,099
18	Genzyme Corp. (a)	1,260

		13,057

	Health Care Equipment & Supplies — 2.6%
44	Cooper Cos., Inc. (The)	2,456
57	Hill-Rom Holdings, Inc.	2,228
58	Kinetic Concepts, Inc. (a)	2,425
75	Medtronic, Inc.	2,782
65	St. Jude Medical, Inc. (a)	2,779
48	Zimmer Holdings, Inc. (a)	2,571

		15,241

	Health Care Providers & Services — 1.6%
34	Humana, Inc. (a)	1,861
141	UnitedHealth Group, Inc.	5,077
55	Universal Health Services, Inc., Class B	2,371

		9,309

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Technology — 0.4%
50	SXC Health Solutions Corp. (a)	2,156

	Pharmaceuticals — 2.1%
44	Endo Pharmaceuticals Holdings, Inc. (a)	1,578
33	Hospira, Inc. (a)	1,843
390	Pfizer, Inc.	6,827
86	Warner Chilcott plc, (Ireland), Class A (c)	1,944

		12,192

	Total Health Care	51,955

	Industrials — 12.4%
	Aerospace & Defense — 1.4%
116	General Dynamics Corp.	8,224

	Air Freight & Logistics — 0.6%
51	United Parcel Service, Inc., Class B	3,665

	Airlines — 0.9%
240	Delta Air Lines, Inc. (a)	3,018
77	United Continental Holdings, Inc. (a)	1,834

		4,852

	Commercial Services & Supplies — 0.3%
103	R.R. Donnelley & Sons Co.	1,803

	Electrical Equipment — 1.0%
103	Emerson Electric Co.	5,860

	Machinery — 8.2%
101	Cummins, Inc.	11,078
91	Eaton Corp.	9,207
32	Gardner Denver, Inc.	2,212
26	Joy Global, Inc.	2,255
145	PACCAR, Inc.	8,332
98	Parker Hannifin Corp.	8,423
57	Timken Co.	2,740
42	WABCO Holdings, Inc. (a)	2,553

		46,800

	Total Industrials	71,204

	Information Technology — 29.8%
	Communications Equipment — 2.9%
19	F5 Networks, Inc. (a)	2,486
44	Harris Corp.	1,989
244	QUALCOMM, Inc.	12,085

		16,560

	Computers & Peripherals — 10.3%
104	Apple, Inc. (a)	33,401
142	Dell, Inc. (a)	1,927
295	EMC Corp. (a)	6,760

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Computers & Peripherals — Continued
177	Hewlett-Packard Co.	7,433
59	Lexmark International, Inc., Class A (a) (c)	2,065
65	NetApp, Inc. (a)	3,589
64	SanDisk Corp. (a)	3,206
28	Seagate Technology plc, (Ireland) (a)	422

		58,803

	Internet Software & Services — 0.4%
77	IAC/InterActiveCorp. (a)	2,199

	IT Services — 4.9%
33	Alliance Data Systems Corp. (a) (c)	2,355
163	International Business Machines Corp.	23,958
53	VeriFone Systems, Inc. (a)	2,059

		28,372

	Office Electronics — 0.4%
195	Xerox Corp.	2,245

	Semiconductors & Semiconductor Equipment — 2.9%
219	Intersil Corp., Class A (c)	3,347
151	Marvell Technology Group Ltd., (Bermuda) (a)	2,793
85	Novellus Systems, Inc. (a)	2,746
268	NVIDIA Corp. (a)	4,129
129	Xilinx, Inc.	3,741

		16,756

	Software — 8.0%
728	Microsoft Corp.	20,316
590	Oracle Corp.	18,479
80	VMware, Inc., Class A (a) (c)	7,104

		45,899

	Total Information Technology	170,834

	Materials — 5.5%
	Chemicals — 3.3%
38	Ashland, Inc.	1,917
59	Celanese Corp., Class A	2,413
43	E.l. du Pont de Nemours & Co.	2,125
13	Eastman Chemical Co.	1,127
23	Lubrizol Corp.	2,426
104	PPG Industries, Inc.	8,743

		18,751

SHARES	SECURITY DESCRIPTION	VALUE($)

	Metals & Mining — 2.2%
27	Cliffs Natural Resources, Inc.	2,075
88	Freeport-McMoRan Copper & Gold, Inc.	10,586

		12,661

	Total Materials	31,412

	Telecommunication Services — 1.1%
	Diversified Telecommunication Services — 1.1%
133	CenturyLink, Inc. (c)	6,147

	Utilities — 0.4%
	Gas Utilities — 0.4%
43	Energen Corp.	2,056

	Total Common Stocks (Cost $437,638)	564,115

Short-Term Investment — 1.9%
	Investment Company — 1.9%
10,602	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $10,602)	10,602

Investment of Cash Collateral for Securities on Loan — 3.5%
	Investment Company — 3.5%
20,192	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $20,192)	20,192

	Total Investments — 103.7% (Cost $468,432)	594,909
	Liabilities in Excess of Other Assets — (3.7)%	(21,059)

	NET ASSETS — 100.0%	$573,850

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	19

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
150	E-mini S&P 500	03/18/11	$9,398	$128

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

JPMorgan Intrepid Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 98.8%
	Consumer Discretionary — 15.6%
	Auto Components — 1.5%
44	Autoliv, Inc., (Sweden)	3,473
51	TRW Automotive Holdings Corp. (a)	2,667

		6,140

	Distributors — 0.1%
4	Genuine Parts Co.	190

	Diversified Consumer Services — 1.8%
31	Apollo Group, Inc., Class A (a)	1,220
17	Career Education Corp. (a)	355
166	H&R Block, Inc.	1,981
309	Service Corp. International	2,546
30	Weight Watchers International, Inc.	1,117

		7,219

	Hotels, Restaurants & Leisure — 1.6%
86	Brinker International, Inc.	1,792
10	Choice Hotels International, Inc.	390
141	Wyndham Worldwide Corp.	4,233

		6,415

	Household Durables — 2.3%
17	D.R. Horton, Inc.	205
27	Garmin Ltd., (Switzerland) (c)	840
75	Jarden Corp.	2,318
77	Leggett & Platt, Inc.	1,762
70	Newell Rubbermaid, Inc.	1,278
2	NVR, Inc. (a)	1,451
20	Stanley Black & Decker, Inc.	1,344

		9,198

	Internet & Catalog Retail — 0.2%
2	priceline.com, Inc. (a)	679
	Leisure Equipment & Products — 0.5%
34	Hasbro, Inc.	1,602
19	Mattel, Inc.	480

		2,082

	Media — 1.9%
143	CBS Corp., Class B	2,723
46	DISH Network Corp., Class A (a)	908
202	Gannett Co., Inc.	3,053
6	John Wiley & Sons, Inc., Class A	258
21	McGraw-Hill Cos., Inc. (The)	747

		7,689

	Multiline Retail — 1.4%
6	Big Lots, Inc. (a)	189
131	Macy’s, Inc.	3,325

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — Continued
45	Nordstrom, Inc.	1,894

		5,408

	Specialty Retail — 4.3%
22	Advance Auto Parts, Inc.	1,425
24	Aeropostale, Inc. (a)	588
4	AutoZone, Inc. (a)	1,036
162	GameStop Corp., Class A (a)	3,701
55	Gap, Inc. (The)	1,226
12	J. Crew Group, Inc. (a)	518

67	Limited Brands, Inc.	2,053
61	RadioShack Corp.	1,120
104	Signet Jewelers Ltd., (Bermuda) (a)	4,505
22	TJX Cos., Inc.	981

		17,153

	Total Consumer Discretionary	62,173

	Consumer Staples — 4.7%
	Beverages — 1.3%
237	Constellation Brands, Inc., Class A (a)	5,247

	Food & Staples Retailing — 0.2%
75	SUPERVALU, Inc.	724

	Food Products — 1.0%
87	Corn Products International, Inc.	4,016

	Household Products — 1.0%
56	Energizer Holdings, Inc. (a)	4,104

	Personal Products — 0.9%
52	Herbalife Ltd., (Cayman Islands)	3,555

	Tobacco — 0.3%
38	Reynolds American, Inc.	1,250

	Total Consumer Staples	18,896

	Energy — 6.0%
	Energy Equipment & Services — 2.9%
16	Baker Hughes, Inc.	897
39	Cameron International Corp. (a)	1,968
9	Core Laboratories N.V., (Netherlands) (c)	784
7	Diamond Offshore Drilling, Inc. (c)	468
15	Dresser-Rand Group, Inc. (a)	648
19	National Oilwell Varco, Inc.	1,272
65	Oil States International, Inc. (a)	4,195
4	SEACOR Holdings, Inc.	394
21	Unit Corp. (a)	992

		11,618

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	21

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Oil, Gas & Consumable Fuels — 3.1%
12	Alpha Natural Resources, Inc. (a)	732
40	Cimarex Energy Co.	3,519
24	Frontline Ltd., (Bermuda) (c)	606
2	Holly Corp.	86
24	Murphy Oil Corp.	1,789
43	Newfield Exploration Co. (a)	3,101
8	Noble Energy, Inc.	727
30	Southern Union Co.	727
22	Sunoco, Inc.	883

		12,170

	Total Energy	23,788

	Financials — 19.2%
	Capital Markets — 1.8%
57	Affiliated Managers Group, Inc. (a)	5,636
19	LPL Investment Holdings, Inc. (a)	673
24	Raymond James Financial, Inc.	781

		7,090

	Commercial Banks — 3.0%
15	Bank of Hawaii Corp.	689
20	BOK Financial Corp.	1,084
8	City National Corp.	460
8	Cullen/Frost Bankers, Inc.	465
89	Fifth Third Bancorp	1,308
58	First Republic Bank (a) (c)	1,695
107	Huntington Bancshares, Inc.	734
137	KeyCorp	1,211
10	M&T Bank Corp.	870
234	TCF Financial Corp.	3,471

		11,987

	Consumer Finance — 0.8%
173	Discover Financial Services	3,196

	Diversified Financial Services — 0.8%
135	NASDAQ OMX Group, Inc. (The) (a)	3,207

	Insurance — 5.9%
29	Allied World Assurance Co. Holdings Ltd., (Switzerland)	1,736
128	American Financial Group, Inc.	4,130
21	Arch Capital Group Ltd., (Bermuda) (a)	1,827
27	Assurant, Inc.	1,050
18	Axis Capital Holdings Ltd., (Bermuda)	660
8	Everest Re Group Ltd., (Bermuda)	704
156	Genworth Financial, Inc., Class A (a)	2,047

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
25	Hanover Insurance Group, Inc. (The)	1,145
50	Hartford Financial Services Group, Inc.	1,335
17	Lincoln National Corp.	484
5	PartnerRe Ltd., (Bermuda)	369
48	Principal Financial Group, Inc.	1,546
46	Protective Life Corp.	1,217
13	Reinsurance Group of America, Inc.	671
37	StanCorp Financial Group, Inc.	1,648
5	Torchmark Corp.	293
110	Unum Group	2,662

		23,524

	Real Estate Investment Trusts (REITs) — 6.0%
11	Alexandria Real Estate Equities, Inc.	821
18	AMB Property Corp.	585
39	Annaly Capital Management, Inc.	704
159	Apartment Investment & Management Co., Class A	4,109
8	Camden Property Trust	443
28	Chimera Investment Corp.	113
51	CommonWealth REIT	1,305
56	Developers Diversified Realty Corp.	795
25	Douglas Emmett, Inc. (m)	408
23	Equity Residential	1,190
23	Federal Realty Investment Trust	1,761
39	Health Care REIT, Inc.	1,877
144	Hospitality Properties Trust	3,328
29	Mack-Cali Realty Corp.	952

37	Nationwide Health Properties, Inc.	1,357
26	SL Green Realty Corp.	1,782
34	Taubman Centers, Inc.	1,716
13	Ventas, Inc.	677

		23,923

	Thrifts & Mortgage Finance — 0.9%
103	Hudson City Bancorp, Inc.	1,312
127	New York Community Bancorp, Inc.	2,389

		3,701

	Total Financials	76,628

	Health Care — 9.3%
	Biotechnology — 1.6%
18	Cephalon, Inc. (a)	1,093
33	Dendreon Corp. (a)	1,166
79	Human Genome Sciences, Inc. (a)	1,880
19	Regeneron Pharmaceuticals, Inc. (a)	630

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — Continued
	Biotechnology — Continued
51	Vertex Pharmaceuticals, Inc. (a)	1,787

		6,556

	Health Care Equipment & Supplies — 3.2%
128	Cooper Cos., Inc. (The)	7,223
21	Edwards Lifesciences Corp. (a)	1,682
74	Hologic, Inc. (a)	1,385
55	Kinetic Concepts, Inc. (a)	2,301

		12,591

	Health Care Providers & Services — 2.8%
43	Aetna, Inc.	1,312
130	AmerisourceBergen Corp.	4,442
61	Health Management Associates, Inc., Class A (a)	582
57	Humana, Inc. (a)	3,137
8	LifePoint Hospitals, Inc. (a)	309
59	Omnicare, Inc.	1,499

		11,281

	Health Care Technology — 0.2%
21	SXC Health Solutions Corp. (a)	900

	Pharmaceuticals — 1.5%
21	Endo Pharmaceuticals Holdings, Inc. (a)	757
43	Hospira, Inc. (a)	2,367
49	Mylan, Inc. (a)	1,031
83	Warner Chilcott plc, (Ireland), Class A	1,863

		6,018

	Total Health Care	37,346

	Industrials — 12.1%
	Aerospace & Defense — 1.6%
19	Goodrich Corp.	1,647
11	ITT Corp.	578
40	L-3 Communications Holdings, Inc.	2,848
18	Northrop Grumman Corp.	1,153

		6,226

	Airlines — 1.0%
23	Copa Holdings S.A., (Panama), Class A	1,347
116	United Continental Holdings, Inc. (a) (c)	2,766

		4,113

	Commercial Services & Supplies — 0.6%
23	Pitney Bowes, Inc.	566
111	R.R. Donnelley & Sons Co.	1,937

		2,503

	Construction & Engineering — 0.8%
11	KBR, Inc.	323
24	Shaw Group, Inc. (The) (a)	818

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — Continued
52	URS Corp. (a)	2,160

		3,301

	Electrical Equipment — 1.4%
54	Hubbell, Inc., Class B	3,274
48	Thomas & Betts Corp. (a)	2,338

		5,612

	Machinery — 5.3%
5	AGCO Corp. (a)	238
16	Cummins, Inc.	1,785
78	Navistar International Corp. (a)	4,529
61	Oshkosh Corp. (a)	2,136
77	Parker Hannifin Corp.	6,675
21	Snap-On, Inc.	1,200
18	SPX Corp.	1,269
66	Timken Co.	3,150

		20,982

	Marine — 0.2%
19	Kirby Corp. (a)	841

	Professional Services — 0.2%
21	Verisk Analytics, Inc., Class A (a)	729

	Road & Rail — 0.8%
27	CSX Corp.	1,754
28	Ryder System, Inc.	1,469

		3,223

	Trading Companies & Distributors — 0.2%
19	WESCO International, Inc. (a)	982

	Total Industrials	48,512

	Information Technology — 14.3%
	Communications Equipment — 1.1%
61	Brocade Communications Systems, Inc. (a)	324
56	CommScope, Inc. (a)	1,759
52	Harris Corp.	2,349

		4,432

	Computers & Peripherals — 1.6%
63	Lexmark International, Inc., Class A (a)	2,176
28	QLogic Corp. (a)	473
27	SanDisk Corp. (a)	1,361
72	Western Digital Corp. (a)	2,455

		6,465

	Electronic Equipment, Instruments & Components — 1.5%
62	Arrow Electronics, Inc. (a)	2,113

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	23

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electronic Equipment, Instruments & Components — Continued
84	Avnet, Inc. (a)	2,784
4	Tech Data Corp. (a)	163
68	Vishay Intertechnology, Inc. (a)	994

		6,054

	Internet Software & Services — 0.8%
104	IAC/InterActiveCorp. (a)	2,973

	IT Services — 3.6%
53	Alliance Data Systems Corp. (a) (c)	3,761
52	Booz Allen Hamilton Holding Corp. (a)	1,014
51	Broadridge Financial Solutions, Inc.	1,127
57	Computer Sciences Corp.	2,820
162	Convergys Corp. (a)	2,139
21	DST Systems, Inc.	940
74	Fidelity National Information Services, Inc.	2,013
16	Lender Processing Services, Inc.	464

		14,278

	Office Electronics — 0.3%
101	Xerox Corp.	1,167

	Semiconductors & Semiconductor Equipment — 2.8%
27	Fairchild Semiconductor International, Inc. (a)	426
7	First Solar, Inc. (a) (c)	911
26	Linear Technology Corp.	898
279	LSI Corp. (a)	1,668
110	Marvell Technology Group Ltd., (Bermuda) (a)	2,039
101	Micron Technology, Inc. (a)	810
85	National Semiconductor Corp.	1,165
185	ON Semiconductor Corp. (a)	1,828
36	Teradyne, Inc. (a)	504
38	Xilinx, Inc.	1,106

		11,355

	Software — 2.6%
63	BMC Software, Inc. (a)	2,966
173	CA, Inc.	4,228
14	Rovi Corp. (a)	850
82	Symantec Corp. (a)	1,373
31	Synopsys, Inc. (a)	837
		10,254

	Total Information Technology	56,978

	Materials — 8.0%
	Chemicals — 3.9%
18	Ashland, Inc.	915
21	Eastman Chemical Co.	1,787

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
34	Lubrizol Corp.	3,634
95	PPG Industries, Inc.	7,961
23	Scotts Miracle-Gro Co. (The), Class A	1,173

		15,470

	Containers & Packaging — 0.7%
88	Crown Holdings, Inc. (a)	2,951

	Metals & Mining — 2.6%
25	Cliffs Natural Resources, Inc.	1,974
24	Reliance Steel & Aluminum Co.	1,206
17	Royal Gold, Inc.	912
11	Schnitzer Steel Industries, Inc., Class A	737
43	Walter Energy, Inc.	5,491

		10,320

	Paper & Forest Products — 0.8%
16	Domtar Corp., (Canada)	1,237
78	International Paper Co.	2,117

		3,354

	Total Materials	32,095

	Telecommunication Services — 2.1%
	Diversified Telecommunication Services — 0.9%
242	Windstream Corp.	3,378

	Wireless Telecommunication Services — 1.2%
168	Clearwire Corp., Class A (a) (c)	863
320	MetroPCS Communications, Inc. (a)	4,039

		4,902

	Total Telecommunication Services	8,280

	Utilities — 7.5%
	Electric Utilities — 0.6%
97	DPL, Inc.	2,484

	Gas Utilities — 2.3%
18	AGL Resources, Inc.	627
68	Energen Corp.	3,272
40	National Fuel Gas Co.	2,615
86	UGI Corp.	2,729

		9,243

	Independent Power Producers & Energy Traders — 1.0%
90	AES Corp. (The) (a)	1,091
13	Constellation Energy Group, Inc.	401
126	NRG Energy, Inc. (a)	2,470

		3,962

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Multi-Utilities — 3.6%
21	Alliant Energy Corp.	781
37	Ameren Corp.	1,049
179	CenterPoint Energy, Inc.	2,814
78	CMS Energy Corp.	1,454
15	DTE Energy Co.	680
51	MDU Resources Group, Inc.	1,036
77	Sempra Energy	4,046
131	TECO Energy, Inc.	2,324

		14,184

	Total Utilities	29,873

		29,873

	Total Common Stocks (Cost $308,538)	394,569

PRINCIPAL AMOUNT ($)
U.S. Treasury Obligation — 0.1%
295	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $297)	297

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 1.0%
	Investment Company — 1.0%
3,906	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $3,906)	3,906

Investment of Cash Collateral for Securities on Loan — 2.3%
	Investment Company —2.3%
9,381	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $9,381)	9,381

	Total Investments — 102.2% (Cost $322,122)	408,153
	Liabilities in Excess of Other Assets — (2.2)%	(8,613)

	NET ASSETS — 100.0%	$399,540

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	25

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
88	S&P Mid Cap 400	03/18/11	$7,967	$69

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

JPMorgan Intrepid Mid Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF December 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.2%
		Consumer Discretionary — 11.9%
		Auto Components — 0.6%
1		Autoliv, Inc., (Sweden)	75

		Automobiles — 0.9%
3		Ford Motor Co. (a)	44
2		General Motors Co. (a)	66

			110

		Hotels, Restaurants & Leisure — 2.2%
1		Cracker Barrel Old Country Store, Inc.	37
2		Darden Restaurants, Inc.	86
2		Starbucks Corp.	58
3		Wyndham Worldwide Corp.	102

			283

		Leisure Equipment & Products — 1.0%
1		Hasbro, Inc.	47
1		Polaris Industries, Inc.	76

			123

		Media — 3.1%
6		Gannett Co., Inc.	92
3		Time Warner Cable, Inc.	185
2		Time Warner, Inc.	74
1		Viacom, Inc., Class B	48

			399

		Multiline Retail — 1.5%
2		Family Dollar Stores, Inc.	87
4		Macy’s, Inc.	108

			195

		Specialty Retail — 2.6%
1		Advance Auto Parts, Inc.	40
–	(h)	AutoZone, Inc. (a)	82
2		Signet Jewelers Ltd., (Bermuda) (a)	105
3		Williams-Sonoma, Inc.	103
			330

		Total Consumer Discretionary	1,515

		Consumer Staples — 8.2%
		Beverages — 0.9%
5		Constellation Brands, Inc., Class A (a)	111

		Food & Staples Retailing — 2.6%
3		Kroger Co. (The)	59
5		Wal-Mart Stores, Inc.	276

			335

		Food Products — 0.7%
5		Tyson Foods, Inc., Class A	89

SHARES		SECURITY DESCRIPTION	VALUE($)

		Household Products — 0.7%
1		Energizer Holdings, Inc. (a)	95

		Personal Products — 1.0%
2		Herbalife Ltd., (Cayman Islands)	123

		Tobacco — 2.3%
2		Altria Group, Inc.	58
3		Lorillard, Inc.	236

			294

		Total Consumer Staples	1,047

		Energy — 10.8%
		Energy Equipment & Services — 2.7%
4		National Oilwell Varco, Inc.	289
2		Patterson-UTI Energy, Inc.	51

			340

		Oil, Gas & Consumable Fuels — 8.1%
1		Apache Corp.	74
5		Chevron Corp.	420
6		Exxon Mobil Corp.	408
1		Occidental Petroleum Corp.	128

			1,030

		Total Energy	1,370

		Financials — 16.5%
		Capital Markets — 2.0%
3		Ameriprise Financial, Inc.	155
2		Bank of New York Mellon Corp. (The)	53
–	(h)	Goldman Sachs Group, Inc. (The)	42

			250

		Commercial Banks — 3.9%
2		BB&T Corp.	41
–	(h)	Comerica, Inc.	13
6		KeyCorp	51
3		PNC Financial Services Group, Inc.	209
6		Wells Fargo & Co.	183

			497

		Consumer Finance — 1.5%
3		Capital One Financial Corp.	146
2		Nelnet, Inc., Class A	51

			197

		Diversified Financial Services — 3.0%
12		Bank of America Corp.	164
45		Citigroup, Inc. (a)	214

			378

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	27

JPMorgan Intrepid Multi Cap Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Insurance — 4.1%
–	(h)	Allied World Assurance Co. Holdings Ltd., (Switzerland)	27
6		CNO Financial Group, Inc. (a)	42
1		Endurance Specialty Holdings Ltd., (Bermuda)	66
4		Lincoln National Corp.	113
1		Principal Financial Group, Inc.	42
1		Protective Life Corp.	38
2		Prudential Financial, Inc.	131
1		Travelers Cos., Inc. (The)	58

			517

		Real Estate Investment Trusts (REITs) — 2.0%
11		Brandywine Realty Trust	129
4		CBL & Associates Properties, Inc.	64
1		LaSalle Hotel Properties	30
2		Pennsylvania Real Estate Investment Trust	32

			255

		Total Financials	2,094

		Health Care — 11.2%
		Biotechnology — 2.3%
1		Amgen, Inc. (a)	42
2		Biogen Idec, Inc. (a)	141
1		Cephalon, Inc. (a)	89
–	(h)	Genzyme Corp. (a)	18

			290

		Health Care Equipment & Supplies — 1.5%
3		Kinetic Concepts, Inc. (a)	105
1		Medtronic, Inc.	38
1		Sirona Dental Systems, Inc. (a)	54

			197

		Health Care Providers & Services — 3.5%
2		Aetna, Inc.	70
3		AmerisourceBergen Corp.	112
2		Humana, Inc. (a)	85
5		UnitedHealth Group, Inc.	173

			440

		Life Sciences Tools & Services — 0.2%
1		Thermo Fisher Scientific, Inc. (a)	28

		Pharmaceuticals — 3.7%
2		Endo Pharmaceuticals Holdings, Inc. (a)	66
1		Hospira, Inc. (a)	61
14		Pfizer, Inc.	243

SHARES		SECURITY DESCRIPTION	VALUE($)

		Pharmaceuticals — Continued
5		Warner Chilcott plc, (Ireland), Class A	106

			476

		Total Health Care	1,431

		Industrials — 9.8%
		Aerospace & Defense — 1.9%
3		General Dynamics Corp.	243

		Airlines — 1.0%
4		Delta Air Lines, Inc. (a)	44
3		United Continental Holdings, Inc. (a)	81

			125

		Commercial Services & Supplies — 0.3%
2		R.R. Donnelley & Sons Co.	31

		Machinery — 6.0%
2		Cummins, Inc.	256
3		Eaton Corp.	271
1		Gardner Denver, Inc.	93
1		Joy Global, Inc.	43
2		Timken Co.	104

			767

		Road & Rail — 0.6%
1		Norfolk Southern Corp.	75

		Total Industrials	1,241

		Information Technology — 17.9%
		Communications Equipment — 0.8%
2		QUALCOMM, Inc.	107

		Computers & Peripherals — 5.9%
1		Apple, Inc. (a)	331
4		EMC Corp. (a)	90
5		Hewlett-Packard Co.	203
2		Lexmark International, Inc., Class A (a)	80
1		SanDisk Corp. (a)	40

			744

		Internet Software & Services — 1.0%
4		EarthLink, Inc.	30
3		IAC/InterActiveCorp. (a)	99

			129

		IT Services — 2.4%
2		Acxiom Corp. (a)	38
2		Alliance Data Systems Corp. (a)	117
2		Computer Sciences Corp.	76
1		CSG Systems International, Inc. (a)	23
–	(h)	International Business Machines Corp.	33
1		VeriFone Systems, Inc. (a)	21

			308

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Office Electronics — 0.7%
8	Xerox Corp.	93

	Semiconductors & Semiconductor Equipment — 1.8%
2	Intel Corp.	46
3	Marvell Technology Group Ltd., (Bermuda) (a)	59
2	Novellus Systems, Inc. (a)	65
2	Skyworks Solutions, Inc. (a)	65

		235

	Software — 5.3%
1	Fair Isaac Corp.	30
16	Microsoft Corp.	438
6	Oracle Corp.	201

		669

	Total Information Technology	2,285

	Materials — 5.1%
	Chemicals — 3.6%
1	Celanese Corp., Class A	42
2	E.l. du Pont de Nemours & Co.	108
1	Eastman Chemical Co.	42
1	Lubrizol Corp.	99
2	PPG Industries, Inc.	160

		451

	Metals & Mining — 1.5%
1	Cliffs Natural Resources, Inc.	74
1	Freeport-McMoRan Copper & Gold, Inc.	120

		194

	Total Materials	645

	Telecommunication Services — 2.8%
	Diversified Telecommunication Services — 2.8%
5	AT&T, Inc.	140
3	CenturyLink, Inc.	143

SHARES	SECURITY DESCRIPTION	VALUE($)

	Diversified Telecommunication Services — Continued
10	Qwest Communications International, Inc.	73

	Total Telecommunication Services	356

	Utilities — 3.0%
	Electric Utilities — 0.3%
1	El Paso Electric Co. (a)	38

	Gas Utilities — 1.5%
1	AGL Resources, Inc.	43
2	Energen Corp.	89
2	UGI Corp.	67

		199
	Independent Power Producers & Energy Traders — 0.6%
3	Constellation Energy Group, Inc.	80

	Multi-Utilities — 0.6%
2	DTE Energy Co.	71

	Total Utilities	388

	Total Common Stocks (Cost $9,995)	12,372

Short-Term Investment — 2.8%
	Investment Company — 2.8%
357	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $357)	357
	Total Investments — 100.0% (Cost $10,352)	12,729
	Liabilities in Excess of Other Assets — 0.0% (g)	—	(h)

	NET ASSETS — 100.0%	$12,729

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
6	E-mini S&P 500	03/18/11	$376	$9

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	29

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.5%
	Consumer Discretionary — 8.2%
	Auto Components — 0.2%
12	Autoliv, Inc., (Sweden) (c)	912

	Automobiles — 0.5%
56	General Motors Co. (a)	2,046

	Hotels, Restaurants & Leisure — 0.9%
35	Darden Restaurants, Inc.	1,602
62	Wyndham Worldwide Corp.	1,867

		3,469

	Household Durables — 0.4%
19	Whirlpool Corp.	1,652

	Media — 4.6%
215	CBS Corp., Class B	4,090
75	Gannett Co., Inc. (c)	1,138
94	Time Warner Cable, Inc.	6,220
113	Time Warner, Inc.	3,636
92	Viacom, Inc., Class B	3,652

		18,736

	Multiline Retail — 0.3%
50	Macy’s, Inc.	1,262

	Specialty Retail — 1.3%
8	AutoZone, Inc. (a)	2,099
58	GameStop Corp., Class A (a) (c)	1,334
42	Signet Jewelers Ltd., (Bermuda) (a)	1,814

		5,247

	Total Consumer Discretionary	33,324

	Consumer Staples — 7.8%
	Beverages — 0.7%
88	Constellation Brands, Inc., Class A (a)	1,945
15	Molson Coors Brewing Co., Class B	758

		2,703

	Food & Staples Retailing — 1.4%
107	Kroger Co. (The)	2,381
32	Safeway, Inc.	720
118	SUPERVALU, Inc.	1,134
27	Wal-Mart Stores, Inc.	1,440

		5,675

	Food Products — 0.4%
89	Tyson Foods, Inc., Class A	1,538

	Household Products — 2.4%
21	Energizer Holdings, Inc. (a)	1,546
92	Kimberly-Clark Corp.	5,806

SHARES	SECURITY DESCRIPTION	VALUE($)

	Household Products — Continued
40	Procter & Gamble Co. (The)	2,573

		9,925

	Personal Products — 0.6%
35	Herbalife Ltd., (Cayman Islands)	2,406

	Tobacco — 2.3%
187	Altria Group, Inc.	4,615
56	Lorillard, Inc.	4,571

		9,186

	Total Consumer Staples	31,433

	Energy — 13.3%
	Energy Equipment & Services — 1.2%
20	Helmerich & Payne, Inc.	960
60	National Oilwell Varco, Inc.	4,049

		5,009

	Oil, Gas & Consumable Fuels — 12.1%
25	Anadarko Petroleum Corp.	1,904
27	Apache Corp.	3,196
174	Chevron Corp.	15,864
99	ConocoPhillips	6,735
80	Devon Energy Corp.	6,312
70	Occidental Petroleum Corp.	6,828
282	Valero Energy Corp.	6,515
13	Whiting Petroleum Corp. (a)	1,570

		48,924

	Total Energy	53,933

	Financials — 26.7%
	Capital Markets — 3.7%
119	Ameriprise Financial, Inc.	6,843
32	Goldman Sachs Group, Inc. (The)	5,322
112	Morgan Stanley	3,046

		15,211

	Commercial Banks — 6.1%
107	BB&T Corp. (c)	2,805
245	Huntington Bancshares, Inc.	1,683
114	PNC Financial Services Group, Inc.	6,921
74	Regions Financial Corp.	515
67	SunTrust Banks, Inc.	1,962
348	Wells Fargo & Co.	10,789

		24,675

	Consumer Finance — 1.5%
142	Capital One Financial Corp.	6,052

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Diversified Financial Services — 5.6%
750	Bank of America Corp.	10,008
2,660	Citigroup, Inc. (a)	12,584

		22,592

	Insurance — 6.9%
94	ACE Ltd., (Switzerland)	5,830
22	Allied World Assurance Co. Holdings Ltd., (Switzerland)	1,305
42	Endurance Specialty Holdings Ltd., (Bermuda)	1,912
69	Hartford Financial Services Group, Inc.	1,838
87	Lincoln National Corp.	2,419
22	MetLife, Inc.	969
62	Protective Life Corp.	1,644
102	Prudential Financial, Inc.	5,965
74	Travelers Cos., Inc. (The) (c)	4,123
86	XL Group plc, (Ireland)	1,876

		27,881

	Real Estate Investment Trusts (REITs) — 2.5%
14	Alexandria Real Estate Equities, Inc.	1,048
163	Brandywine Realty Trust	1,899
53	Douglas Emmett, Inc. (m)	878
33	Entertainment Properties Trust	1,531
22	Equity Residential	1,164
13	Mack-Cali Realty Corp.	413
15	Public Storage	1,531
15	Simon Property Group, Inc.	1,519

		9,983

	Thrifts & Mortgage Finance — 0.4%
90	New York Community Bancorp, Inc. (c)	1,704

	Total Financials	108,098

	Health Care — 11.7%
	Biotechnology — 1.3%
63	Amgen, Inc. (a)	3,459
25	Cephalon, Inc. (a) (c)	1,512
4	Genzyme Corp. (a)	285

		5,256

	Health Care Equipment & Supplies — 1.3%
29	Cooper Cos., Inc. (The) (c)	1,623
40	Kinetic Concepts, Inc. (a)	1,654
16	Medtronic, Inc.	586
27	Zimmer Holdings, Inc. (a)	1,471

		5,334

	Health Care Providers & Services — 2.7%
42	CIGNA Corp.	1,532

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
40	Coventry Health Care, Inc. (a)	1,059
25	Humana, Inc. (a)	1,390
196	UnitedHealth Group, Inc.	7,074

		11,055

	Pharmaceuticals — 6.4%
49	Eli Lilly & Co.	1,703
42	Endo Pharmaceuticals Holdings, Inc. (a)	1,482
195	Merck & Co., Inc.	7,020
809	Pfizer, Inc.	14,161
59	Warner Chilcott plc, (Ireland), Class A	1,328

		25,694

	Total Health Care	47,339

	Industrials — 9.4%
	Aerospace & Defense — 1.9%
108	General Dynamics Corp.	7,628

	Airlines — 0.3%
53	United Continental Holdings, Inc. (a)	1,265

	Commercial Services & Supplies — 0.3%
77	R.R. Donnelley & Sons Co.	1,352

	Electrical Equipment — 0.3%
22	Thomas & Betts Corp. (a)	1,043

	Industrial Conglomerates — 2.7%
400	General Electric Co.	7,317
88	Tyco International Ltd., (Switzerland)	3,638

		10,955

	Machinery — 2.8%
12	Cummins, Inc.	1,298
43	Eaton Corp.	4,396
10	Joy Global, Inc.	824
40	Parker Hannifin Corp.	3,452
33	Timken Co.	1,575

		11,545

	Road & Rail — 1.1%
15	CSX Corp.	995
55	Norfolk Southern Corp.	3,471

		4,466

	Total Industrials	38,254

	Information Technology — 6.3%
	Communications Equipment — 0.5%
44	QUALCOMM, Inc.	2,182

	Computers & Peripherals — 0.7%
37	Lexmark International, Inc., Class A (a) (c)	1,292
12	SanDisk Corp. (a)	588

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	31

JPMorgan Intrepid Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Computers & Peripherals — Continued
60	Seagate Technology plc, (Ireland) (a)	905

		2,785

	Internet Software & Services — 0.1%
12	IAC/InterActiveCorp. (a)	347

	IT Services — 2.5%
26	Alliance Data Systems Corp. (a) (c)	1,875
24	Computer Sciences Corp.	1,191
82	Convergys Corp. (a)	1,085
41	International Business Machines Corp.	5,944

		10,095

	Office Electronics — 1.4%
476	Xerox Corp.	5,487

	Semiconductors & Semiconductor Equipment — 0.7%
40	Intersil Corp., Class A (c)	605
26	Marvell Technology Group Ltd., (Bermuda) (a)	488
15	Novellus Systems, Inc. (a)	490
48	NVIDIA Corp. (a)	731
24	Xilinx, Inc.	684

		2,998

	Software — 0.4%
53	Microsoft Corp.	1,491

	Total Information Technology	25,385

	Materials — 3.9%
	Chemicals — 2.5%
43	Celanese Corp., Class A	1,770
124	E.l. du Pont de Nemours & Co.	6,200
5	Eastman Chemical Co.	404
15	Lubrizol Corp.	1,550

		9,924

	Metals & Mining — 1.4%
21	Cliffs Natural Resources, Inc.	1,599
34	Freeport-McMoRan Copper & Gold, Inc.	4,095

		5,694

	Total Materials	15,618

	Telecommunication Services — 5.3%
	Diversified Telecommunication Services — 5.3%
300	AT&T, Inc.	8,823
111	CenturyLink, Inc. (c)	5,117
35	Frontier Communications Corp.	341
204	Verizon Communications, Inc.	7,281

	Total Telecommunication Services	21,562

SHARES	SECURITY DESCRIPTION	VALUE($)

	Utilities — 4.9%
	Electric Utilities — 2.7%
206	American Electric Power Co., Inc.	7,419
43	Edison International	1,640
41	Exelon Corp.	1,686

		10,745

	Gas Utilities — 1.5%
39	AGL Resources, Inc.	1,384
63	Energen Corp.	3,040
48	UGI Corp.	1,500

		5,924

	Independent Power Producers & Energy Traders — 0.6%
110	AES Corp. (The) (a)	1,342
41	Constellation Energy Group, Inc.	1,259

		2,601

	Multi-Utilities — 0.1%
17	Alliant Energy Corp.	622

	Total Utilities	19,892

	Total Common Stocks (Cost $325,187)	394,838

Short-Term Investment — 2.8%
	Investment Company — 2.8%
11,431	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (Cost $11,431)	11,431

Investment of Cash Collateral for Securities on Loan — 4.3%
	Investment Company — 4.3%
17,317	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $17,317)	17,317

	Total Investments — 104.6% (Cost $353,935)	423,586
	Liabilities in Excess of Other Assets — (4.6)%	(18,681)

	NET ASSETS — 100.0%	$404,905

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
155	E-mini S&P 500	03/18/11	$9,711	$267

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	33

J.P. Morgan Intrepid Funds

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).
(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.

(l)	— The rate shown is the current yield as of December 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	35

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
ASSETS:
Investments in non-affiliates, at value	$1,450,285	$564,115	$394,866
Investments in affiliates, at value	58,615	30,794	13,287

Total investment securities, at value	1,508,900	594,909	408,153
Cash	—	5	5
Deposits at broker for futures contracts	1,635	892	515
Receivables:
Investment securities sold	22,472	558	3,363
Fund shares sold	4,443	361	329
Interest and dividends	1,334	447	432
Securities lending income	5	1	6

Total Assets	1,538,789	597,173	412,803

LIABILITIES:
Payables:
Investment securities purchased	7,779	2,079	—
Collateral for securities lending program	44,782	20,192	9,381
Fund shares redeemed	2,423	336	3,161
Variation margin on futures contracts	674	11	55
Accrued liabilities:
Investment advisory fees	824	318	221
Administration fees	146	27	35
Shareholder servicing fees	243	80	32
Distribution fees	18	22	54
Custodian and accounting fees	45	21	24
Trustees’ and Chief Compliance Officer’s fees	7	1	2
Other	236	236	298

Total Liabilities	57,177	23,323	13,263

Net Assets	$1,481,612	$573,850	$399,540

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund
NET ASSETS:
Paid in capital	$1,775,455	$964,890	$409,766
Accumulated undistributed (distributions in excess of) net investment income	10,184	(38)	806
Accumulated net realized gains (losses)	(612,235)	(517,607)	(97,132)
Net unrealized appreciation (depreciation)	308,208	126,605	86,100

Total Net Assets	$1,481,612	$573,850	$399,540

NET ASSETS:
Class A	$54,872	$45,426	$136,757
Class B	—	—	11,409
Class C	10,756	19,507	26,938
Class R2	133	72	—
Class R5	170,935	105,239	—
Select Class	1,244,916	403,606	224,436

Total	$1,481,612	$573,850	$399,540

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	2,408	2,019	9,549
Class B	—	—	883
Class C	476	876	2,083
Class R2	6	3	—
Class R5	7,474	4,676	—
Select Class	54,288	17,848	15,154

Net Asset Value:
Class A — Redemption price per share	$22.79	$22.50	$14.32
Class B — Offering price per share (a)	—	—	12.92
Class C — Offering price per share (a)	22.61	22.28	12.93
Class R2 — Offering and redemption price per share	22.50	22.29	—
Class R5 — Offering and redemption price per share	22.87	22.51	—
Select Class — Offering and redemption price per share	22.93	22.61	14.81
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$24.05	$23.75	$15.11

Cost of investments in non-affiliates	$1,142,307	$437,638	$308,835
Cost of investments in affiliates	58,615	30,794	13,287
Value of securities on loan	43,528	19,620	9,097

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	37

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Intrepid Multi Cap Fund		Intrepid Value Fund
ASSETS:
Investments in non-affiliates, at value	$12,372		$394,838
Investments in affiliates, at value	357		28,748

Total investment securities, at value	12,729		423,586
Deposits at broker for futures contracts	50		1,215
Receivables:
Fund shares sold	19		625
Interest and dividends	9		455
Securities lending income	—		1
Due from Advisor	2		—

Total Assets	12,809		425,882

LIABILITIES:
Payables:
Investment securities purchased	—		2,909
Collateral for securities lending program	—		17,317
Fund shares redeemed	17		371
Variation margin on futures contracts	—	(a)	12
Accrued liabilities:
Investment advisory fees	—		114
Administration fees	—	(a)	18
Shareholder servicing fees	—		68
Distribution fees	4		39
Custodian and accounting fees	13		18
Trustees’ and Chief Compliance Officer’s fees	—	(a)	1
Transfer agent fees	9		58
Audit fees	23		25
Registration fees	9		—
Other	5		27

Total Liabilities	80		20,977

Net Assets	$12,729		$404,905

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Intrepid Multi Cap Fund	Intrepid Value Fund
NET ASSETS:
Paid in capital	$17,600	$460,724
Accumulated undistributed net investment income	86	1,395
Accumulated net realized gains (losses)	(7,343)	(127,132)
Net unrealized appreciation (depreciation)	2,386	69,918

Total Net Assets	$12,729	$404,905

NET ASSETS:
Class A	$9,186	$89,365
Class C	2,529	32,105
Class R2	—	65
Class R5	—	37,712
Class R6	—	54
Select Class	1,014	245,604

Total	$12,729	$404,905

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	480	3,897
Class C	134	1,411
Class R2	—	3
Class R5	—	1,637
Class R6	—	2
Select Class	53	10,677
Net Asset Value:
Class A — Redemption price per share	$19.15	$22.93
Class C — Offering price per share (b)	18.87	22.76
Class R2 — Offering and redemption price per share	—	22.90
Class R5 — Offering and redemption price per share	—	23.04
Class R6 — Offering and redemption price per share	—	23.03
Select Class — Offering and redemption price per share	19.22	23.00
Class A maximum sales charge	5.25%	5.25%
Class A maximum public offering price per share
[net asset value per share/(100% — maximum sales charge)]	$20.21	$24.20

Cost of investments in non-affiliates	$9,995	$325,187
Cost of investments in affiliates	357	28,748
Value of securities on loan	—	16,860

(a)	Amount rounds to less than $1,000.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	39

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund		Intrepid Mid Cap Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$—		$—	(a)
Dividend income from non-affiliates	17,579		6,054		3,290
Interest income from affiliates	—	(a)	—	(a)	—	(a)
Dividend income from affiliates	16		5		6
Income from securities lending (net)	99		24		58

Total investment income	17,694		6,083		3,354

EXPENSES:
Investment advisory fees	4,874		1,830		1,249
Administration fees	686		258		176
Distribution fees:
Class A	66		55		163
Class B	—		—		42
Class C	40		74		92
Class R2	—	(a)	—	(a)	—
Shareholder servicing fees:
Class A	66		55		163
Class B	—		—		14
Class C	13		25		31
Class R2	—	(a)	—	(a)	—
Class R5	35		24		—
Select Class	1,621		504		273
Custodian and accounting fees	51		25		34
Professional fees	30		31		25
Trustees’ and Chief Compliance Officer’s fees	8		3		—	(a)
Printing and mailing costs	50		27		44
Registration and filing fees	30		31		32
Transfer agent fees	164		180		197
Other	11		8		4

Total expenses	7,745		3,130		2,539

Less amounts waived	(308)		(292)		(344)
Less earnings credits	—	(a)	—	(a)	—	(a)

Net expenses	7,437		2,838		2,195

Net investment income (loss)	10,257		3,245		1,159

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	93,683		27,313		5,964
Futures	5,788		1,909		2,012

Net realized gain (loss)	99,471		29,222		7,976

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	209,583		97,831		73,475
Futures	257		190		261

Change in net unrealized appreciation (depreciation)	209,840		98,021		73,736

Net realized/unrealized gains (losses)	309,311		127,243		81,712

Change in net assets resulting from operations	$319,568		$130,488		$82,871

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Intrepid Multi Cap Fund		Intrepid Value Fund
INVESTMENT INCOME:
Dividend income from non-affiliates	$164		$4,444
Dividend income from affiliates	—	(a)	7
Income from securities lending (net)	—		16

Total investment income	164		4,467

EXPENSES:
Investment advisory fees	38		1,114
Administration fees	5		157
Distribution fees:
Class A	11		109
Class C	9		119
Class R2	—		—	(a)
Shareholder servicing fees:
Class A	11		109
Class C	3		40
Class R2	—		—	(a)
Class R5	—		6
Select Class	1		250
Custodian and accounting fees	18		25
Professional fees	25		26
Trustees’ and Chief Compliance Officer’s fees	—	(a)	2
Printing and mailing costs	2		33
Registration and filing fees	19		33
Transfer agent fees	9		195
Other	4		7

Total expenses	155		2,225

Less amounts waived	(59)		(679)
Less earnings credits	—	(a)	—	(a)
Less expense reimbursements	(17)		—

Net expenses	79		1,546

Net investment income (loss)	85		2,921

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	354		6,938
Futures	56		1,963

Net realized gain (loss)	410		8,901

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	2,037		60,362
Futures	13		267

Change in net unrealized appreciation (depreciation)	2,050		60,629

Net realized/unrealized gains (losses)	2,460		69,530

Change in net assets resulting from operations	$2,545		$72,451

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	41

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,257	$15,097	$3,245	$3,797
Net realized gain (loss)	99,471	204,920	29,222	93,509
Change in net unrealized appreciation (depreciation)	209,840	42,463	98,021	(1,091)

Change in net assets resulting from operations	319,568	262,480	130,488	96,215

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(402)	(1,088)	(275)	(357)
Class C
From net investment income	(18)	(200)	(16)	(50)
Class R2
From net investment income	(1)	(1)	— (a)	— (a)
Class R5
From net investment income	(2,018)	(1,731)	(1,104)	(1,042)
Select Class
From net investment income	(12,491)	(29,202)	(3,481)	(4,490)

Total distributions to shareholders	(14,930)	(32,222)	(4,876)	(5,939)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(247,464)	(404,176)	(96,718)	(187,197)

NET ASSETS:
Change in net assets	57,174	(173,918)	28,894	(96,921)
Beginning of period	1,424,438	1,598,356	544,956	641,877

End of period	$1,481,612	$1,424,438	$573,850	$544,956

Accumulated undistributed (distributions in excess of) net investment income	$10,184	$14,857	$(38)	$1,593

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,159	$2,946	$85	$24
Net realized gain (loss)	7,976	(371)	410	1,470
Change in net unrealized appreciation (depreciation)	73,736	81,134	2,050	100

Change in net assets resulting from operations	82,871	83,709	2,545	1,594

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(86)	(889)	(20)	(89)
Class B
From net investment income	—	(19)	—	—
Class C
From net investment income	—	(35)	—	(24)
Select Class
From net investment income	(253)	(2,212)	(4)	(13)

Total distributions to shareholders	(339)	(3,155)	(24)	(126)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(38,675)	(83,949)	(494)	(834)

NET ASSETS:
Change in net assets	43,857	(3,395)	2,027	634
Beginning of period	355,683	359,078	10,702	10,068

End of period	$399,540	$355,683	$12,729	$10,702

Accumulated undistributed (distributions in excess of) net investment income	$806	$(14)	$86	$25

SEE NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	43

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,921	$2,952
Net realized gain (loss)	8,901	17,580
Change in net unrealized appreciation (depreciation)	60,629	16,802

Change in net assets resulting from operations	72,451	37,334

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(352)	(871)
Class C
From net investment income	(89)	(156)
Class R2
From net investment income	— (a)	— (a)
Class R5
From net investment income	(99)	(162)
Select Class
From net investment income	(1,004)	(1,736)

Total distributions to shareholders	(1,544)	(2,925)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	65,612	10,685

NET ASSETS:
Change in net assets	136,519	45,094
Beginning of period	268,386	223,292

End of period	$404,905	$268,386

Accumulated undistributed net investment income	$1,395	$18

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$1,816	$4,369	$2,266	$7,249
Dividends and distributions reinvested	357	963	257	325
Cost of shares redeemed	(8,069)	(19,805)	(8,137)	(23,950)

Change in net assets from Class A capital transactions	$(5,896)	$(14,473)	$(5,614)	$(16,376)

Class C
Proceeds from shares issued	$127	$756	$243	$1,307
Dividends and distributions reinvested	17	182	14	41
Cost of shares redeemed	(1,823)	(3,553)	(4,060)	(7,508)

Change in net assets from Class C capital transactions	$(1,679)	$(2,615)	$(3,803)	$(6,160)

Class R2
Proceeds from shares issued	$4	$58	$—	$—
Dividends and distributions reinvested	— (a)	1	— (a)	— (a)
Cost of shares redeemed	— (a)	(1)	—	—

Change in net assets from Class R2 capital transactions	$4	$58	$— (a)	$— (a)

Class R5
Proceeds from shares issued	$40,400	$49,424	$9,164	$14,831
Dividends and distributions reinvested	2,018	1,613	1,104	1,016
Cost of shares redeemed	(4,423)	(39,348)	(12,933)	(13,433)

Change in net assets from Class R5 capital transactions	$37,995	$11,689	$(2,665)	$2,414

Select Class
Proceeds from shares issued	$34,145	$222,290	$13,233	$75,865
Dividends and distributions reinvested	932	829	223	643
Cost of shares redeemed	(312,965)	(621,954)	(98,092)	(243,583)

Change in net assets from Select Class capital transactions	$(277,888)	$(398,835)	$(84,636)	$(167,075)

Total change in net assets from capital transactions	$(247,464)	$(404,176)	$(96,718)	$(187,197)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	45

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid America Fund		Intrepid Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	87	220	113	381
Reinvested	16	48	12	17
Redeemed	(389)	(1,000)	(402)	(1,253)

Change in Class A Shares	(286)	(732)	(277)	(855)

Class C
Issued	6	39	12	69
Reinvested	1	9	1	2
Redeemed	(89)	(182)	(200)	(403)

Change in Class C Shares	(82)	(134)	(187)	(332)

Class R2
Issued	— (a)	3	—	—
Reinvested	— (a)	— (a)	— (a)	— (a)
Redeemed	— (a)	— (a)	—	—

Change in Class R2 Shares	— (a)	3	— (a)	— (a)

Class R5
Issued	1,957	2,456	456	777
Reinvested	89	79	49	52
Redeemed	(206)	(2,057)	(657)	(706)

Change in Class R5 Shares	1,840	478	(152)	123

Select Class
Issued	1,626	11,130	647	3,984
Reinvested	41	41	10	33
Redeemed	(14,796)	(31,326)	(4,874)	(13,172)

Change in Select Class Shares	(13,129)	(20,155)	(4,217)	(9,155)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Intrepid Mid Cap Fund		Intrepid Multi Cap Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$9,650	$27,139	$845	$3,508
Dividends and distributions reinvested	80	833	19	85
Cost of shares redeemed	(21,230)	(36,075)	(970)	(3,633)

Change in net assets from Class A capital transactions	$(11,500)	$(8,103)	$(106)	$(40)

Class B
Proceeds from shares issued	$94	$377	$—	$—
Dividends and distributions reinvested	—	18	—	—
Cost of shares redeemed	(1,875)	(3,832)	—	—

Change in net assets from Class B capital transactions	$(1,781)	$(3,437)	$—	$—

Class C
Proceeds from shares issued	$3,218	$7,721	$113	$739
Dividends and distributions reinvested	—	31	—	18
Cost of shares redeemed	(3,732)	(5,577)	(412)	(1,176)

Change in net assets from Class C capital transactions	$(514)	$2,175	$(299)	$(419)

Select Class
Proceeds from shares issued	$8,372	$43,362	$33	$59
Dividends and distributions reinvested	46	405	1	3
Cost of shares redeemed	(33,298)	(118,351)	(123)	(437)

Change in net assets from Select Class capital transactions	$(24,880)	$(74,584)	$(89)	$(375)

Total change in net assets from capital transactions	$(38,675)	$(83,949)	$(494)	$(834)

SHARE TRANSACTIONS:
Class A
Issued	746	2,300	49	209
Reinvested	6	70	1	5
Redeemed	(1,635)	(3,035)	(56)	(218)

Change in Class A Shares	(883)	(665)	(6)	(4)

Class B
Issued	8	36	—	—
Reinvested	—	2	—	—
Redeemed	(164)	(360)	—	—

Change in Class B Shares	(156)	(322)	—	—

Class C
Issued	270	715	7	45
Reinvested	—	3	—	1
Redeemed	(319)	(520)	(24)	(75)

Change in Class C Shares	(49)	198	(17)	(29)

Select Class
Issued	603	3,545	2	4
Reinvested	3	34	— (a)	— (a)
Redeemed	(2,408)	(9,482)	(7)	(28)

Change in Select Class Shares	(1,802)	(5,903)	(5)	(24)

(a)	Amount rounds to less than 1,000 (shares or dollars).

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	47

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Intrepid Value Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$4,500	$13,994
Dividends and distributions reinvested	338	833
Cost of shares redeemed	(15,468)	(36,453)

Change in net assets from Class A capital transactions	$(10,630)	$(21,626)

Class C
Proceeds from shares issued	$742	$5,079
Dividends and distributions reinvested	64	113
Cost of shares redeemed	(5,501)	(11,379)

Change in net assets from Class C capital transactions	$(4,695)	$(6,187)

Class R2
Proceeds from shares issued	$—	$—
Dividends and distributions reinvested	— (a)	— (a)

Change in net assets from Class R2 capital transactions	$— (a)	$— (a)

Class R5
Proceeds from shares issued	$16,476	$10,307
Dividends and distributions reinvested	99	162
Cost of shares redeemed	(1,469)	(1,189)

Change in net assets from Class R5 capital transactions	$15,106	$9,280

Class R6 (b)
Proceeds from shares issued	$50	$—

Change in net assets from Class R6 capital transactions	$50	$—

Select Class
Proceeds from shares issued	$94,388	$70,362
Dividends and distributions reinvested	913	1,466
Cost of shares redeemed	(29,520)	(42,610)

Change in net assets from Select Class capital transactions	$65,781	$29,218

Total change in net assets from capital transactions	$65,612	$10,685

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Intrepid Value Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010

SHARE TRANSACTIONS:
Class A
Issued	217	694
Reinvested	17	42
Redeemed	(738)	(1,857)

Change in Class A Shares	(504)	(1,121)

Class C
Issued	36	258
Reinvested	3	6
Redeemed	(267)	(573)

Change in Class C Shares	(228)	(309)

Class R2
Reinvested	— (a)	— (a)

Change in Class R2 Shares	— (a)	— (a)

Class R5
Issued	763	511
Reinvested	5	8
Redeemed	(70)	(60)

Change in Class R5 Shares	698	459

Class R6 (b)
Issued	2	—

Change in Class R6 Shares	2	—

Select Class
Issued	4,653	3,860
Reinvested	44	73
Redeemed	(1,419)	(2,136)

Change in Select Class Shares	3,278	1,797

(a)	Amount rounds to less than 1,000 (shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	49

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid America Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$18.54	$0.11	(e)	$4.31	$4.42	$(0.17)	$—	$(0.17)
Year Ended June 30, 2010	16.41	0.13	(e)	2.35	2.48	(0.35)	—	(0.35)
Year Ended June 30, 2009	24.32	0.22	(e)	(7.42)	(7.20)	(0.11)	(0.60)	(0.71)
Year Ended June 30, 2008	29.66	0.18	(e)	(4.09)	(3.91)	(0.24)	(1.19)	(1.43)
Year Ended June 30, 2007	25.25	0.18	(e)	4.51	4.69	(0.22)	(0.06)	(0.28)
January 1, 2006 through June 30, 2006(g)	24.27	0.10	(e)	0.88	0.98	—	—	—

Class C
Six Months Ended December 31, 2010 (Unaudited)	18.33	0.06	(e)	4.26	4.32	(0.04)	—	(0.04)
Year Ended June 30, 2010	16.28	0.03	(e)	2.34	2.37	(0.32)	—	(0.32)
Year Ended June 30, 2009	24.09	0.13	(e)	(7.34)	(7.21)	—	(0.60)	(0.60)
Year Ended June 30, 2008	29.38	0.04	(e)	(4.04)	(4.00)	(0.10)	(1.19)	(1.29)
Year Ended June 30, 2007	25.10	0.04	(e)	4.47	4.51	(0.17)	(0.06)	(0.23)
January 1, 2006 through June 30, 2006(g)	24.19	0.03	(e)	0.88	0.91	—	—	—

Class R2
Six Months Ended December 31, 2010 (Unaudited)	18.36	0.09	(e)	4.25	4.34	(0.20)	—	(0.20)
Year Ended June 30, 2010	16.29	0.09	(e)	2.33	2.42	(0.35)	—	(0.35)
November 3, 2008 (h) through June 30, 2009	17.58	0.13	(e)	(0.62)	(0.49)	(0.20)	(0.60)	(0.80)

Class R5
Six Months Ended December 31, 2010 (Unaudited)	18.65	0.16	(e)	4.34	4.50	(0.28)	—	(0.28)
Year Ended June 30, 2010	16.47	0.22	(e)	2.36	2.58	(0.40)	—	(0.40)
Year Ended June 30, 2009	24.46	0.30	(e)	(7.48)	(7.18)	(0.21)	(0.60)	(0.81)
Year Ended June 30, 2008	29.81	0.31	(e)	(4.11)	(3.80)	(0.36)	(1.19)	(1.55)
Year Ended June 30, 2007	25.34	0.30	(e)	4.53	4.83	(0.30)	(0.06)	(0.36)
May 15, 2006(h) through June 30, 2006(g)	25.58	0.05	(e)	(0.29)	(0.24)	—	—	—

Select Class
Six Months Ended December 31, 2010 (Unaudited)	18.68	0.14	(e)	4.33	4.47	(0.22)	—	(0.22)
Year Ended June 30, 2010	16.51	0.18	(e)	2.37	2.55	(0.38)	—	(0.38)
Year Ended June 30, 2009	24.47	0.27	(e)	(7.48)	(7.21)	(0.15)	(0.60)	(0.75)
Year Ended June 30, 2008	29.80	0.25	(e)	(4.12)	(3.87)	(0.27)	(1.19)	(1.46)
Year Ended June 30, 2007	25.33	0.25	(e)	4.52	4.77	(0.24)	(0.06)	(0.30)
January 1, 2006 through June 30, 2006(g)	24.32	0.13	(e)	0.88	1.01	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes interest expense of 0.01%.
(g)	The Fund changed its fiscal year end from December 31 to June 30.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets(a)

Net asset value, end of period	Total return (excludes sales charge)(b)(c)	Net assets, end of period (000’s)	Net expenses(d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate(b)

$22.79	23.83%	$54,872	1.24%		1.10%	1.29%	51%
18.54	14.96	49,927	1.25		0.64	1.29	108
16.41	(29.40)	56,213	1.25		1.25	1.32	125
24.32	(13.63)	106,108	1.26	(f)	0.67	1.29	89
29.66	18.67	129,399	1.25		0.65	1.28	81
25.25	4.04	49,795	1.25		0.78	1.29	47

22.61	23.56	10,756	1.74		0.60	1.79	51
18.33	14.37	10,221	1.75		0.14	1.79	108
16.28	(29.78)	11,270	1.75		0.73	1.81	125
24.09	(14.02)	24,579	1.76	(f)	0.16	1.79	89
29.38	18.03	34,576	1.75		0.14	1.78	81
25.10	3.76	9,450	1.75		0.28	1.79	47

22.50	23.64	133	1.49		0.85	1.54	51
18.36	14.68	105	1.50		0.47	1.54	108
16.29	(2.49)	49	1.50		1.30	1.59	125

22.87	24.14	170,935	0.80		1.53	0.84	51
18.65	15.49	105,092	0.80		1.12	0.84	108
16.47	(29.11)	84,934	0.80		1.73	0.87	125
24.46	(13.23)	128,967	0.80		1.15	0.84	89
29.81	19.15	89,464	0.80		1.06	0.83	81
25.34	(0.94)	13,414	0.80		1.36	0.84	47

22.93	23.96	1,244,916	1.00		1.37	1.04	51
18.68	15.28	1,259,093	1.00		0.90	1.04	108
16.51	(29.24)	1,445,890	1.00		1.47	1.06	125
24.47	(13.42)	3,209,267	1.00		0.89	1.03	89
29.80	18.93	5,925,018	1.00		0.91	1.03	81
25.33	4.15	4,427,776	1.00		1.01	1.04	47

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	51

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Growth Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$17.93	$0.09	(e)	$4.62	$4.71	$(0.14)	$—	$(0.14)
Year Ended June 30, 2010	15.79	0.07	(e)	2.20	2.27	(0.13)	—	(0.13)
Year Ended June 30, 2009	22.03	0.09	(e)	(6.24)	(6.15)	(0.09)	—	(0.09)
Year Ended June 30, 2008	24.53	0.02		(2.08)	(2.06)	(0.05)	(0.39)	(0.44)
Year Ended June 30, 2007	20.85	0.04	(e)	3.69	3.73	(0.05)	—	(0.05)
January 1, 2006 through June 30, 2006(f)	20.67	0.02	(e)	0.16	0.18	—	—	—

Class C
Six Months Ended December 31, 2010 (Unaudited)	17.70	0.04	(e)	4.56	4.60	(0.02)	—	(0.02)
Year Ended June 30, 2010	15.59	(0.03	)(e)	2.18	2.15	(0.04)	—	(0.04)
Year Ended June 30, 2009	21.73	0.01	(e)	(6.15)	(6.14)	—	—	—
Year Ended June 30, 2008	24.28	(0.09)		(2.07)	(2.16)	—	(0.39)	(0.39)
Year Ended June 30, 2007	20.70	(0.07	)(e)	3.65	3.58	— (g)	—	— (g)
January 1, 2006 through June 30, 2006(f)	20.59	(0.03	)(e)	0.14	0.11	—	—	—

Class R2
Six Months Ended December 31, 2010 (Unaudited)	17.76	0.07	(e)	4.56	4.63	(0.10)	—	(0.10)
Year Ended June 30, 2010	15.65	0.02	(e)	2.20	2.22	(0.11)	—	(0.11)
November 3, 2008 (h) through June 30, 2009	15.84	0.08	(e)	(0.09)	(0.01)	(0.18)	—	(0.18)

Class R5
Six Months Ended December 31, 2010 (Unaudited)	17.98	0.14	(e)	4.63	4.77	(0.24)	—	(0.24)
Year Ended June 30, 2010	15.83	0.15	(e)	2.22	2.37	(0.22)	—	(0.22)
Year Ended June 30, 2009	22.15	0.16	(e)	(6.28)	(6.12)	(0.20)	—	(0.20)
Year Ended June 30, 2008	24.63	0.12		(2.09)	(1.97)	(0.12)	(0.39)	(0.51)
Year Ended June 30, 2007	20.89	0.16	(e)	3.69	3.85	(0.11)	—	(0.11)
May 15, 2006 (h) through June 30, 2006(f)	21.23	0.02	(e)	(0.36)	(0.34)	—	—	—

Select Class
Six Months Ended December 31, 2010 (Unaudited)	18.04	0.12	(e)	4.64	4.76	(0.19)	—	(0.19)
Year Ended June 30, 2010	15.88	0.12	(e)	2.22	2.34	(0.18)	—	(0.18)
Year Ended June 30, 2009	22.15	0.12	(e)	(6.27)	(6.15)	(0.12)	—	(0.12)
Year Ended June 30, 2008	24.64	0.07		(2.09)	(2.02)	(0.08)	(0.39)	(0.47)
Year Ended June 30, 2007	20.89	0.09	(e)	3.72	3.81	(0.06)	—	(0.06)
January 1, 2006 through June 30, 2006(f)	20.70	0.04	(e)	0.15	0.19	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Fund changed its fiscal year end from December 31 to June 30.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets(a)
Net asset value, end of period	Total return (excludes sales charge)(b)(c)	Net assets, end of period (000’s)	Net expenses(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate(b)

$22.50	26.25%	$45,426	1.24%	0.90%	1.35%	61%
17.93	14.32	41,167	1.25	0.36	1.34	118
15.79	(27.88)	49,749	1.25	0.53	1.37	121
22.03	(8.54)	112,249	1.25	0.07	1.30	130
24.53	17.92	94,384	1.25	0.15	1.30	130
20.85	0.87	17,756	1.25	0.19	1.30	73

22.28	25.98	19,507	1.74	0.40	1.85	61
17.70	13.78	18,827	1.75	(0.14)	1.84	118
15.59	(28.26)	21,746	1.75	0.04	1.87	121
21.73	(9.03)	45,171	1.75	(0.43)	1.80	130
24.28	17.32	38,334	1.75	(0.32)	1.80	130
20.70	0.53	7,844	1.75	(0.30)	1.80	73

22.29	26.08	72	1.50	0.65	1.60	61
17.76	14.04	57	1.50	0.11	1.59	118
15.65	0.07	50	1.50	0.80	1.68	121

22.51	26.53	105,239	0.80	1.35	0.90	61
17.98	14.79	86,795	0.80	0.81	0.89	118
15.83	(27.55)	74,460	0.80	0.99	0.92	121
22.15	(8.15)	154,884	0.80	0.52	0.85	130
24.63	18.46	132,234	0.80	0.68	0.85	130
20.89	(1.60)	9,752	0.80	0.94	0.88	73

22.61	26.40	403,606	1.00	1.17	1.10	61
18.04	14.64	398,110	1.00	0.61	1.09	118
15.88	(27.72)	495,872	1.00	0.66	1.10	121
22.15	(8.36)	1,914,001	1.00	0.32	1.05	130
24.64	18.27	1,956,616	1.00	0.40	1.05	130
20.89	0.92	1,226,474	1.00	0.42	1.05	73

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	53

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Mid Cap Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$11.54	$0.03	(e)	$2.76		$2.79	$(0.01)	$—	$(0.01)
Year Ended June 30, 2010	9.53	0.07	(e)	2.02		2.09	(0.08)	—	(0.08)
Year Ended June 30, 2009	14.39	0.12	(e)	(4.61	)(f)	(4.49)	(0.12)	(0.25)	(0.37)
Year Ended June 30, 2008	18.57	0.04	(e)	(2.37)		(2.33)	(0.05)	(1.80)	(1.85)
Year Ended June 30, 2007	17.33	0.05	(e)	2.94		2.99	(0.06)	(1.69)	(1.75)
Year Ended June 30, 2006	20.61	0.05	(e)	2.97		3.02	(0.05)	(6.25)	(6.30)

Class B
Six Months Ended December 31, 2010 (Unaudited)	10.44	(0.01	)(e)	2.49		2.48	—	—	—
Year Ended June 30, 2010	8.63	(0.01	)(e)	1.84		1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.11	0.06	(e)	(4.21	)(f)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.16	(0.05	)(e)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.18	(0.05	)(e)	2.73		2.68	(0.01)	(1.69)	(1.70)
Year Ended June 30, 2006	19.68	(0.06	)(e)	2.81		2.75	—	(6.25)	(6.25)

Class C
Six Months Ended December 31, 2010 (Unaudited)	10.45	(0.01	)(e)	2.49		2.48	—	—	—
Year Ended June 30, 2010	8.64	(0.01	)(e)	1.84		1.83	(0.02)	—	(0.02)
Year Ended June 30, 2009	13.12	0.06	(e)	(4.21	)(f)	(4.15)	(0.08)	(0.25)	(0.33)
Year Ended June 30, 2008	17.17	(0.05	)(e)	(2.19)		(2.24)	(0.01)	(1.80)	(1.81)
Year Ended June 30, 2007	16.19	(0.05	)(e)	2.74		2.69	(0.02)	(1.69)	(1.71)
Year Ended June 30, 2006	19.68	(0.05	)(e)	2.81		2.76	—	(6.25)	(6.25)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	11.92	0.05	(e)	2.86		2.91	(0.02)	—	(0.02)
Year Ended June 30, 2010	9.84	0.11	(e)	2.08		2.19	(0.11)	—	(0.11)
Year Ended June 30, 2009	14.83	0.15	(e)	(4.75	)(f)	(4.60)	(0.14)	(0.25)	(0.39)
Year Ended June 30, 2008	19.09	0.08	(e)	(2.45)		(2.37)	(0.09)	(1.80)	(1.89)
Year Ended June 30, 2007	17.75	0.10	(e)	3.03		3.13	(0.10)	(1.69)	(1.79)
Year Ended June 30, 2006	20.96	0.10	(e)	3.03		3.13	(0.09)	(6.25)	(6.34)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the net realized and unrealized gains (losses) on investments per share and total return.
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets(a)

Net asset value, end of period	Total return (excludes sales charge)(b)(c)		Net assets, end of period (000’s)	Net expenses(d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate(b)

$14.32	24.17%		$136,757	1.22%	0.53%	1.42%	18%
11.54	21.93		120,375	1.24	0.63	1.43	65
9.53	(30.94	)(f)	105,702	1.24	1.22	1.55	64
14.39	(13.02	)(g)	190,093	1.24	0.23	1.37	109
18.57	18.13		237,337	1.24	0.29	1.36	117
17.33	16.32		165,869	1.23	0.26	1.34	136

12.92	23.75		11,409	1.91	(0.17)	1.92	18
10.44	21.15		10,845	1.93	(0.06)	1.93	65
8.63	(31.38	)(f)	11,745	1.85	0.60	2.04	64
13.11	(13.61	)(g)	22,749	1.83	(0.37)	1.87	109
17.16	17.47		31,601	1.83	(0.30)	1.85	117
16.18	15.59		24,283	1.83	(0.32)	1.84	136

12.93	23.73		26,938	1.91	(0.16)	1.92	18
10.45	21.14		22,273	1.92	(0.06)	1.93	65
8.64	(31.35	)(f)	16,706	1.85	0.61	2.05	64
13.12	(13.60	)(g)	31,298	1.83	(0.36)	1.87	109
17.17	17.47		39,678	1.83	(0.30)	1.86	117
16.19	15.64		22,849	1.83	(0.29)	1.84	136

14.81	24.39		224,436	0.97	0.77	1.17	18
11.92	22.23		202,190	0.99	0.88	1.18	65
9.84	(30.77	)(f)	224,925	0.99	1.48	1.30	64
14.83	(12.89	)(g)	391,384	0.99	0.46	1.12	109
19.09	18.52		646,572	0.99	0.55	1.10	117
17.75	16.61		628,156	0.98	0.49	1.09	136

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	55

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Multi Cap Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$15.44	$0.13	(e)	$3.62	$3.75	$(0.04)	$—	$(0.04)
Year Ended June 30, 2010	13.42	0.05	(e)	2.16	2.21	(0.19)	—	(0.19)
Year Ended June 30, 2009	19.88	0.14	(e)	(6.54)	(6.40)	(0.06)	—	(0.06)
Year Ended June 30, 2008	25.22	0.10	(e)	(4.52)	(4.42)	(0.09)	(0.83)	(0.92)
Year Ended June 30, 2007	22.30	0.11	(e)	4.47	4.58	(0.11)	(1.55)	(1.66)
January 1, 2006 through June 30, 2006(f)	21.38	0.05	(e)	0.87	0.92	—	—	—

Class C
Six Months Ended December 31, 2010 (Unaudited)	15.22	0.09	(e)	3.56	3.65	—	—	—
Year Ended June 30, 2010	13.27	(0.03	)(e)	2.13	2.10	(0.15)	—	(0.15)
Year Ended June 30, 2009	19.65	0.07	(e)	(6.45)	(6.38)	—	—	—
Year Ended June 30, 2008	24.99	(0.02	)(e)	(4.48)	(4.50)	(0.01)	(0.83)	(0.84)
Year Ended June 30, 2007	22.17	(0.01	)(e)	4.44	4.43	(0.06)	(1.55)	(1.61)
January 1, 2006 through June 30, 2006(f)	21.31	—	(e)(h)	0.86	0.86	—	—	—

Select Class
Six Months Ended December 31, 2010 (Unaudited)	15.51	0.15	(e)	3.64	3.79	(0.08)	—	(0.08)
Year Ended June 30, 2010	13.46	0.09	(e)	2.17	2.26	(0.21)	—	(0.21)
Year Ended June 30, 2009	19.97	0.18	(e)	(6.58)	(6.40)	(0.11)	—	(0.11)
Year Ended June 30, 2008	25.32	0.14	(e)	(4.52)	(4.38)	(0.14)	(0.83)	(0.97)
Year Ended June 30, 2007	22.35	0.16	(e)	4.50	4.66	(0.14)	(1.55)	(1.69)
January 1, 2006 through June 30, 2006(f)	21.41	0.07	(e)	0.87	0.94	—	—	—

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Fund changed its fiscal year end from December 31 to June 30.
(g)	Includes interest expense of 0.01%.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets(a)

Net asset value, end of period	Total return (excludes sales charge)(b)(c)	Net assets, end of period (000’s)	Net expenses(d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$19.15	24.30%	$9,186	1.25%		1.53%	2.53%	50%
15.44	16.36	7,503	1.25		0.30	2.59	145
13.42	(32.17)	6,582	1.25		1.01	2.60	105
19.88	(17.88)	11,456	1.25		0.43	1.80	108
25.22	21.52	12,967	1.25		0.46	1.83	89
22.30	4.30	4,335	1.25		0.46	2.39	79

18.87	23.98	2,529	1.75		1.02	3.03	50
15.22	15.73	2,302	1.75		(0.21)	3.10	145
13.27	(32.47)	2,384	1.75		0.49	3.07	105
19.65	(18.34)	4,904	1.76	(g)	(0.07)	2.30	108
24.99	20.92	5,408	1.75		(0.04)	2.32	89
22.17	4.04	1,424	1.75		(0.02)	2.90	79

19.22	24.46	1,014	1.00		1.76	2.28	50
15.51	16.65	897	1.00		0.54	2.37	145
13.46	(32.01)	1,102	1.00		1.25	2.17	105
19.97	(17.67)	5,310	1.00		0.60	1.46	108
25.32	21.88	21,877	1.00		0.69	1.59	89
22.35	4.39	15,689	1.00		0.61	2.06	79

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	57

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Intrepid Value Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$18.64	$0.17	(e)	$4.20	$4.37	$(0.08)	$—	$(0.08)
Year Ended June 30, 2010	16.47	0.19	(e)	2.17	2.36	(0.19)	—	(0.19)
Year Ended June 30, 2009	23.48	0.37	(e)	(7.00)	(6.63)	(0.38)	—	(0.38)
Year Ended June 30, 2008	29.19	0.36	(e)	(5.48)	(5.12)	(0.35)	(0.24)	(0.59)
Year Ended June 30, 2007	24.78	0.34	(e)	4.66	5.00	(0.30)	(0.29)	(0.59)
January 1, 2006 through June 30, 2006(f)	22.94	0.15	(e)	1.81	1.96	(0.12)	—	(0.12)

Class C
Six Months Ended December 31, 2010 (Unaudited)	18.53	0.12	(e)	4.17	4.29	(0.06)	—	(0.06)
Year Ended June 30, 2010	16.37	0.09	(e)	2.16	2.25	(0.09)	—	(0.09)
Year Ended June 30, 2009	23.37	0.28	(e)	(6.97)	(6.69)	(0.31)	—	(0.31)
Year Ended June 30, 2008	29.05	0.23	(e)	(5.45)	(5.22)	(0.22)	(0.24)	(0.46)
Year Ended June 30, 2007	24.69	0.20	(e)	4.64	4.84	(0.19)	(0.29)	(0.48)
January 1, 2006 through June 30, 2006(f)	22.89	0.10	(e)	1.79	1.89	(0.09)	—	(0.09)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	18.63	0.14	(e)	4.20	4.34	(0.07)	—	(0.07)
Year Ended June 30, 2010	16.46	0.14	(e)	2.17	2.31	(0.14)	—	(0.14)
November 3, 2008(g) through June 30, 2009	18.03	0.21	(e)	(1.53)	(1.32)	(0.25)	—	(0.25)

Class R5
Six Months Ended December 31, 2010 (Unaudited)	18.71	0.21	(e)	4.22	4.43	(0.10)	—	(0.10)
Year Ended June 30, 2010	16.53	0.27	(e)	2.19	2.46	(0.28)	—	(0.28)
Year Ended June 30, 2009	23.54	0.45	(e)	(7.02)	(6.57)	(0.44)	—	(0.44)
Year Ended June 30, 2008	29.26	0.46	(e)	(5.47)	(5.01)	(0.47)	(0.24)	(0.71)
Year Ended June 30, 2007	24.82	0.48	(e)	4.64	5.12	(0.39)	(0.29)	(0.68)
May 15, 2006(g) through June 30, 2006(f)	24.84	0.05	(e)	0.01	0.06	(0.08)	—	(0.08)

Class R6
November 30, 2010(g) through December 31, 2010	21.27	0.03	(e)	1.73	1.76	—	—	—

Select Class
Six Months Ended December 31, 2010 (Unaudited)	18.70	0.19	(e)	4.21	4.40	(0.10)	—	(0.10)
Year Ended June 30, 2010	16.51	0.24	(e)	2.19	2.43	(0.24)	—	(0.24)
Year Ended June 30, 2009	23.54	0.41	(e)	(7.03)	(6.62)	(0.41)	—	(0.41)
Year Ended June 30, 2008	29.26	0.43	(e)	(5.49)	(5.06)	(0.42)	(0.24)	(0.66)
Year Ended June 30, 2007	24.82	0.41	(e)	4.66	5.07	(0.34)	(0.29)	(0.63)
January 1, 2006 through June 30, 2006(f)	22.97	0.17	(e)	1.82	1.99	(0.14)	—	(0.14)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Fund changed its fiscal year end from December 31 to June 30.
(g)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)

Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$22.93	23.51%	$89,365	0.99%	1.61%	1.43%	44%
18.64	14.23	82,062	1.11	0.95	1.44	113
16.47	(28.20)	90,931	1.25	2.06	1.54	107
23.48	(17.73)	162,876	1.25	1.33	1.42	78
29.19	20.30	211,761	1.25	1.23	1.42	59
24.78	8.55	21,757	1.25	1.27	1.75	53

22.76	23.18	32,105	1.49	1.11	1.93	44
18.53	13.70	30,368	1.61	0.45	1.94	113
16.37	(28.57)	31,875	1.75	1.56	2.04	107
23.37	(18.13)	58,298	1.75	0.84	1.92	78
29.05	19.72	70,162	1.75	0.72	1.92	59
24.69	8.26	8,013	1.75	0.79	2.25	53

22.90	23.35	65	1.24	1.35	1.68	44
18.63	13.98	53	1.36	0.70	1.69	113
16.46	(7.15)	46	1.50	2.02	1.87	107

23.04	23.76	37,712	0.60	1.94	0.97	44
18.71	14.75	17,566	0.66	1.37	0.99	113
16.53	(27.87)	7,933	0.80	2.50	1.10	107
23.54	(17.34)	11,733	0.80	1.68	0.94	78
29.26	20.81	41,768	0.80	1.67	0.96	59
24.82	0.23	15	0.80	1.73	1.22	53

23.03	8.27	54	0.54	1.51	0.90	44

23.00	23.57	245,604	0.80	1.81	1.18	44
18.70	14.61	138,337	0.86	1.20	1.19	113
16.51	(28.07)	92,507	1.00	2.31	1.30	107
23.54	(17.51)	130,928	1.00	1.60	1.17	78
29.26	20.60	120,346	1.00	1.49	1.17	59
24.82	8.66	42,636	1.00	1.44	1.51	53

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	59

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to a Declarations of Trusts dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 5 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Intrepid America Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Growth Fund	Class A, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Intrepid Mid Cap Fund	Class A, Class B, Class C and Select Class	JPM II	Diversified
Intrepid Multi Cap Fund	Class A, Class C, and Select Class	JPM I	Diversified
Intrepid Value Fund	Class A, Class C, Class R2, Class R5, Class R6 and Select Class	JPM I	Diversified

Class R6 shares commenced operations on November 30, 2010 for the Intrepid Value Fund.

Effective November 1, 2009, Class B Shares of Intrepid Mid Cap Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6 and Select Class. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

60	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Intrepid America Fund
Total Investments in Securities #	$1,508,900	$—	$—	$1,508,900

Appreciation in Other Financial Instruments
Futures Contracts	$230	$—	$—	$230

Intrepid Growth Fund
Total Investments in Securities #	$594,909	$—	$—	$594,909

Appreciation in Other Financial Instruments
Futures Contracts	$128	$—	$—	$128

Intrepid Mid Cap Fund
Total Investments in Securities ##	$407,856	$297	$—	$408,153

Appreciation in Other Financial Instruments
Futures Contracts	$69	$—	$—	$69

Intrepid Multi Cap Fund
Total Investments in Securities #	$12,729	$—	$—	$12,729

Appreciation in Other Financial Instruments
Futures Contracts	$9	$—	$—	$9

Intrepid Value Fund
Total Investments in Securities #	$423,586	$—	$—	$423,586

Appreciation in Other Financial Instruments
Futures Contracts	$267	$—	$—	$267

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.
##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	61

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2010.

B. Futures Contracts — The Funds use index futures contracts to gain exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s derivatives activities during the six months ended December 31, 2010 (amounts in thousands):

	Intrepid America Fund	Intrepid Growth Fund	Intrepid Mid Cap Fund	Intrepid Multi Cap Fund	Intrepid Value Fund
Average Notional Balance Long	$23,008	$7,385	$8,558	$374	$10,438
Ending Notional Balance Long	28,193	9,398	7,967	376	9,711

C. Securities Lending — Each Fund (except Intrepid Multi Cap Fund) may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for the Intrepid America Fund, Intrepid Growth Fund and Intrepid Value Fund. JPMorgan Chase Bank, N.A. (“JPMCB”), serves as lending agent for Intrepid Mid Cap Fund pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of the loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Intrepid America Fund	$69
Intrepid Growth Fund	31
Intrepid Mid Cap Fund	6
Intrepid Value Fund	18

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities, plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities, plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of the loaned U.S. dollar-denominated securities and non-dollar-denominated securities, respectively, subject to certain de minimis guidelines.

62	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Intrepid America Fund	$43,528	$44,782	$44,782
Intrepid Growth Fund	19,620	20,192	20,192
Intrepid Mid Cap Fund	9,097	9,381	9,381
Intrepid Value Fund	16,860	17,317	17,317

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM and JPMorgan Investment Advisors Inc., previous advisor to certain Funds (collectively the “Advisors”) waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands):

Intrepid America Fund	$36
Intrepid Growth Fund	16
Intrepid Mid Cap Fund	8
Intrepid Value Fund	10

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the six months ended December 31, 2010 (amounts in thousands):

Lending Agent Fees Incurred
Intrepid Mid Cap Fund	$2

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income and expense on securities sold short less foreign taxes withheld, if any, are recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	63

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for the Intrepid Mid Cap Fund and Intrepid Value Fund, which are declared and paid at least quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, (“JPMIM” or the “Advisor”) acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 0.65% of the Funds’ average daily net assets.

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2010, the annual effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Intrepid America Fund	0.25%	n/a	0.75%	0.50%
Intrepid Growth Fund	0.25	n/a	0.75	0.50
Intrepid Mid Cap Fund	0.25	0.75%	0.75	n/a
Intrepid Multi Cap Fund	0.25	n/a	0.75	n/a
Intrepid Value Fund	0.25	n/a	0.75	0.50

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge	CDSC
Intrepid America Fund	$1	$—	(a)
Intrepid Growth Fund	2	—	(a)
Intrepid Mid Cap Fund	30	18
Intrepid Multi Cap Fund	1	—	(a)
Intrepid Value Fund	4	1

(a)	Amount rounds to less than $1,000.

64	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Select Class
Intrepid America Fund	0.25%	n/a	0.25%	0.25%	0.05%	0.25%
Intrepid Growth Fund	0.25	n/a	0.25	0.25	0.05	0.25
Intrepid Mid Cap Fund	0.25	0.25%	0.25	n/a	n/a	0.25
Intrepid Multi Cap Fund	0.25	n/a	0.25	n/a	n/a	0.25
Intrepid Value Fund	0.25	n/a	0.25	0.25	0.05	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisors, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend and interest expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Select Class
Intrepid America Fund	1.25%	n/a	1.75%	1.50%	0.80%	n/a	1.00%
Intrepid Growth Fund	1.25	n/a	1.75	1.50	0.80	n/a	1.00
Intrepid Mid Cap Fund	1.24	1.99%	1.99	n/a	n/a	n/a	0.99
Intrepid Multi Cap Fund	1.25	n/a	1.75	n/a	n/a	n/a	1.00
Intrepid Value Fund	0.95	n/a	1.45	1.20	0.60	0.55%	0.80

Prior to September 1, 2010, the contractual expense limitations for the Intrepid Value Fund were 1.09%, 1.59%, 1.34%, 0.64% and 0.84% for Class A, Class C, Class R2, Class R5 and Select Class shares, respectively.

Except as noted above, the contractual expense limitation agreements were in effect for the six months ended December 31, 2010. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011.

For the six months ended December 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
Intrepid America Fund	$—	$—	$279	$279	$—
Intrepid Growth Fund	—	141	141	282	—
Intrepid Mid Cap Fund	—	—	337	337	—
Intrepid Multi Cap Fund	38	5	16	59	17
Intrepid Value Fund	510	96	64	670	—

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	65

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

The amounts of waivers resulting from investments in the money market funds for the six months ended December 31, 2010 (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in JPMorgan Prime Money Market Fund) were as follows (amounts in thousands):

Intrepid America Fund	$29
Intrepid Growth Fund	10
Intrepid Mid Cap Fund	7
Intrepid Multi Cap Fund	—	(a)
Intrepid Value Fund	9

(a)	Amount rounds to less than $1,000.

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Intrepid America Fund	$727,054	$956,019	$—	$—
Intrepid Growth Fund	329,644	416,293	—	—
Intrepid Mid Cap Fund	67,549	102,134	221	520
Intrepid Multi Cap Fund	5,612	5,755	—	—
Intrepid Value Fund	208,701	140,783	—	—

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Intrepid America Fund	$1,200,922	$311,412	$3,434	$307,978
Intrepid Growth Fund	468,432	128,375	1,898	126,477
Intrepid Mid Cap Fund	322,122	96,070	10,039	86,031
Intrepid Multi Cap Fund	10,352	2,395	18	2,377
Intrepid Value Fund	353,935	70,462	811	69,651

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund

66	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d) (1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2010, or at any time during the year then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for Intrepid America Fund and Intrepid Growth Fund.

In addition, the J.P. Morgan Investor Funds and JPMorgan SmartRetirement Funds, which are affiliated funds of funds, own, in the aggregate more than 10% of the net assets of the Funds as follows:

	J.P. Morgan Investor Funds	JPMorgan SmartRetirement Funds
Intrepid America Fund	42.4%	11.0%
Intrepid Growth Fund	49.9	n/a
Intrepid Mid Cap Fund	42.6	n/a

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”). “Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	67

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides infor- mation about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any trans- action costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Intrepid America Fund
Class A
Actual*	$1,000.00	$1,238.30	$7.00	1.24%
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,235.60	9.80	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R2
Actual*	1,000.00	1,236.40	8.40	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R5
Actual*	1,000.00	1,241.40	4.52	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Select Class
Actual*	1,000.00	1,239.60	5.65	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

68	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Intrepid Growth Fund
Class A
Actual*	1,000.00	1,262.50	7.07	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class C
Actual*	1,000.00	1,259.80	9.91	1.74
Hypothetical*	1,000.00	1,016.43	8.84	1.74
Class R2
Actual*	1,000.00	1,260.80	8.55	1.50
Hypothetical*	1,000.00	1,017.64	7.63	1.50
Class R5
Actual*	1,000.00	1,265.30	4.57	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80
Select Class
Actual*	1,000.00	1,264.00	5.71	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

Intrepid Mid Cap Fund
Class A
Actual*	1,000.00	1,241.70	6.89	1.22
Hypothetical*	1,000.00	1,019.06	6.21	1.22
Class B
Actual*	1,000.00	1,237.50	10.77	1.91
Hypothetical*	1,000.00	1,015.58	9.70	1.91
Class C
Actual*	1,000.00	1,237.30	10.77	1.91
Hypothetical*	1,000.00	1,015.58	9.70	1.91
Select Class
Actual*	1,000.00	1,243.90	5.49	0.97
Hypothetical*	1,000.00	1,020.32	4.94	0.97

Intrepid Multi Cap Fund
Class A
Actual*	1,000.00	1,243.00	7.07	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	1,239.80	9.88	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Select Class
Actual*	1,000.00	1,244.60	5.66	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

Intrepid Value Fund
Class A
Actual*	1,000.00	1,235.10	5.58	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99
Class C
Actual*	1,000.00	1,231.80	8.38	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R2
Actual*	1,000.00	1,233.50	6.98	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class R5
Actual*	1,000.00	1,237.60	3.38	0.60
Hypothetical*	1,000.00	1,022.18	3.06	0.60

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	69

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Class R6
Actual**	1,000.00	1,082.70	0.48	0.54
Hypothetical*	1,000.00	1,022.48	2.75	0.54
Select Class
Actual*	1,000.00	1,235.70	4.51	0.80
Hypothetical*	1,000.00	1,021.17	4.08	0.80

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 31/365 to reflect the actual period).

70	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to certain Funds until January 1, 2010, when its investment advisory business was transferred to the Advisor, which became the investment adviser for the Funds. The appointment of the Advisor did not change the Funds’ portfolio management team or investment strategies, the investment advisory fees charged to the Funds or the terms of the Funds’ investment advisory agreements (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010) on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	71

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Intrepid Mid Cap Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Intrepid America Fund, Intrepid Growth Fund, Intrepid Multi Cap Fund and Intrepid Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of

72	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s performance was in the second and fourth quintiles for Class A shares for the one- and three-year periods ended December 31, 2009, respectively, and in the second, fourth and third quintiles for the Select Class shares for the one-, three- and five-year periods ended December 31, 2009, respectively. The Trustees also noted that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Growth Fund’s performance was in the third and fourth quintiles for Class A shares for the one- and three-year periods ended December 31, 2009, respectively, and in the third, fourth and second quintiles for the Select Class shares for the one-, three- and five-year periods ended December 31, 2009, respectively. The Trustees also noted that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s performance was in the third, fourth and third quintiles for Class A shares and in the third, fourth and second quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Intrepid Multi Cap Fund’s performance was in the third and fifth quintiles for Class A shares for the one- and three-year periods ended December 31, 2009, respectively, and in the third, fifth and fifth quintiles for the Select Class shares for the one-, three- and five-year periods ended December 31, 2009, respectively. The Trustees also noted that the independent consultant indicated that the Fund’s overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Intrepid Value Fund’s performance was in the third quintile for Class A shares for the one- and three-year periods ended December 31, 2009, respectively, and in the third, third and first quintiles for the Select Class shares for the one-, three- and five-year periods ended December 31, 2009, respectively. The Trustees also noted that the independent consultant indicated that the Fund’s overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Intrepid America Fund’s net advisory fee for Class A and Select Class shares was in the fourth and fifth quintiles, respectively, and that the actual total expenses for Class A and Select Class shares were in the third and fourth quintiles, respectively, of their Universe Group. After

DECEMBER 31, 2010	J.P. MORGAN INTREPID FUNDS	73

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid Growth Fund’s net advisory fee and actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid Mid Cap Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid Multi Cap Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Intrepid Value Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

74	J.P. MORGAN INTREPID FUNDS	DECEMBER 31, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those business include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. December 2010.	SAN-INT-1210

Semi-Annual Report

J.P. Morgan Small Cap Funds

December 31, 2010 (Unaudited)

JPMorgan Dynamic Small Cap Growth Fund JPMorgan Small Cap Core Fund JPMorgan Small Cap Equity Fund JPMorgan Small Cap Growth Fund JPMorgan Small Cap Value Fund JPMorgan U.S. Small Company Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee for future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800)-480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

“Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Last summer, investors’ optimism in the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010. After experiencing a period of volatility towards the end of the summer, however, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the six-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 23.3% from six months prior.

Small caps and growth stocks outpace other style categories

Small cap stocks led the style categories over the past six months (the Russell 2000 Index returned 29.4%, compared to 28.1% and 24.0% as measured by the Russell Mid Cap Index and Russell 1000 Index, respectively). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 26.4% for the six-month reporting period, compared to 21.7% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 30.7%, while the Russell Midcap Value Index returned 25.9%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 32.1%, compared to 26.6%, as of the end of the six-month reporting period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, prompting yields to increase sharply. As of the end of the six-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond rose, from 3.0% to 3.3%. Yields on the 30-year U.S Treasury bond rose from 3.9% to 4.3% as of the end of the period, and the two-year U.S. Treasury note remained flat at 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 1.2%, while the Barclays Capital High Yield Index returned 10.2%, and the Barclays Capital Emerging Markets Index returned 6.8% for the six-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	1

J.P. Morgan Small Cap Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Stocks in most of the world’s capital markets rallied during the six months ended December 31, 2010. In the United States, investor sentiment was supported by strong corporate earnings, better-than-expected economic data, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

U.S. stocks, as measured by the S&P 500 Index, returned 23.27% for the six months ended December 31, 2010. Among U.S. stocks, small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period. The Russell 2000 Index, which is comprised of U.S. small-cap stocks, returned 29.38% for the six months ended December 31, 2010, while the Russell 2000 Growth Index and the Russell 2000 Value Index returned 32.14% and 26.58%, respectively.

2	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	35.03%
Russell 2000 Growth Index	32.14%

Net Assets as of 12/31/2010 (In Thousands)	$279,996

INVESTMENT OBJECTIVE**

The JPMorgan Dynamic Small Cap Growth Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the technology and consumer discretionary sectors contributed to relative performance. The Fund’s stock selection in the energy sector and stock selection and overweight in the health care sector detracted from relative performance.

Individual contributors to relative performance included NetSuite, Inc., Fortinet, Inc. and BroadSoft, Inc. NetSuite, Inc., a software and programming company, raised its outlook for its 2010 earnings and its shares benefited from investor enthusiasm surrounding the company’s participation in the growing cloud computing industry (cloud computing is a type of computing where shared servers provide resources, software, and data to computers and other devices on demand). Network security provider Fortinet, Inc. posted better-than-expected quarterly results, helped by increased demand for its unified threat management software. Shares of BroadSoft, Inc., a global provider of Internet protocol-based communications services, rose after the company reported strong third-quarter earnings and increased its earnings outlook due to higher demand for its communications applications.

Individual detractors from the Fund’s relative performance included Amedisys, Inc., Lincoln Educational Services Corp. and Thoratec Corp. Amedisys, Inc. is a provider of home health and hospices services. The stock declined after the company announced a lower outlook for earnings and a federal investigation into its reimbursement and billing claims submitted to Medicare. The Fund exited its position in Amedisys, Inc. Shares of Lincoln Educational Services Corp., a provider of career-oriented post-secondary education, declined on concerns that proposed regulation of federal student aid programs would hurt the company’s earnings. Thoratec Corp. is a manufacturer of mechanical circulatory support products used by patients with heart failure. The stock declined following an announcement that a competitor’s experimental heart pump showed favorable results in trials, raising concerns that Thoratec Corp. could lose market share.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest underweight versus the Benchmark was in the materials and processing sector and the Fund’s largest overweight versus the Benchmark was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Avis Budget Group, Inc.	1.6%
2.	Concho Resources, Inc.	1.5
3.	Emeritus Corp.	1.5
4.	HEICO Corp.	1.4
5.	OfficeMax, Inc.	1.4
6.	Heidrick & Struggles International, Inc.	1.4
7.	Omnicell, Inc.	1.4
8.	Blackboard, Inc.	1.4
9.	Bruker Corp.	1.4
10.	Cavium Networks, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.7%
Industrials	20.8
Health Care	19.7
Consumer Discretionary	15.8
Financials	6.3
Energy	3.9
Materials	1.8
Telecommunication Services	0.5
Short-Term Investment	3.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	3

JPMorgan Dynamic Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	5/19/97
Without Sales Charge		35.03%	33.38%	4.51%	2.82%
With Sales Charge**		27.97	26.41	3.39	2.27
CLASS B SHARES	5/19/97
Without CDSC		34.52	32.48	3.88	2.32
With CDSC***		29.52	27.48	3.53	2.32
CLASS C SHARES	1/7/98
Without CDSC		34.49	32.46	3.89	2.19
With CDSC****		33.49	31.46	3.89	2.19
SELECT CLASS SHARES	4/5/99	35.23	33.85	4.93	3.24

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Dynamic Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	27.99%
Russell 2000 Index	29.38%

Net Assets as of 12/31/2010 (In Thousands)	$526,718

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Core Fund seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The JPMorgan Small Cap Core Fund (Select Class Shares) underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the health care and materials sectors detracted from relative performance, while the Fund’s stock selection in the financials and consumer discretionary sectors contributed to relative performance.

Individual detractors from relative performance included American Medical Systems Holdings, Inc. and Thoratec Corp. Surgical products maker American Medical Systems Holdings Inc. reported a lower third-quarter profit. Thoratec Corp. is a manufacturer of mechanical circulatory support products used by patients with heart failure. The stock declined following an announcement that a competitor’s experimental heart pump showed favorable results in trials, raising concerns that Thoratec Corp. could lose market share. Not owning shares of Riverbed Technology, Inc. also hurt the Fund’s relative performance as the stock was a strong performer in the Benchmark.

Individual contributors to relative performance included Skyworks Solutions, Inc., BroadSoft, Inc. and Clayton Williams Energy, Inc. Skyworks Solutions, Inc., which sells chips for mobile phones, reported better-than-expected fiscal fourth-quarter revenue and issued a positive revenue outlook for its fiscal first quarter. Shares of BroadSoft, Inc., a global provider of Internet protocol-based communications services, rose after the company reported strong third-quarter earnings and increased its earnings outlook due to higher demand for its communications applications. Clayton Williams Energy, Inc., an oil and natural gas exploration and production company, advanced on the increasing price of oil and the company’s strong third-quarter earnings.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers employed a bottom-up approach to stock selection, using quantitative screening and proprietary fundamental analysis to construct a portfolio of attractively priced stocks with strong fundamentals.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	JDA Software Group, Inc.	1.0%
2.	Skyworks Solutions, Inc.	1.0
3.	Regal-Beloit Corp.	0.9
4.	Triumph Group, Inc.	0.9
5.	GrafTech International Ltd.	0.9
6.	EnPro Industries, Inc.	0.8
7.	World Acceptance Corp.	0.8
8.	Cash America International, Inc.	0.8
9.	American Equity Investment Life Holding Co.	0.8
10.	Deckers Outdoor Corp.	0.8

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.6%
Industrials	16.2
Information Technology	15.8
Consumer Discretionary	14.3
Health Care	12.5
Energy	6.2
Materials	4.8
Utilities	3.0
Consumer Staples	2.6
Telecommunication Services	1.4
U.S. Treasury Obligation	0.1
Short-Term Investment	1.5

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	5

JPMorgan Small Cap Core Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	5 YEAR	10 YEAR
SELECT CLASS SHARES	1/1/97	27.99%	27.37%	2.22%	3.15%	4.77%

*	Not annualized.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Core Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

6	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	26.78%
Russell 2000 Index	29.38%

Net Assets as of 12/31/2010 (In Thousands)	$2,258,193

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Equity Fund (the “Fund”) seeks capital growth over the long term.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection and underweight in the technology sector and stock selection in the materials and processing sector detracted from relative performance. The Fund’s stock selection in the consumer discretionary and producer durables sectors contributed to relative performance.

Among individual detractors, shares of PharMerica Corp., an institutional pharmacy services company, declined on uncertainty surrounding federal health care reform. The Fund’s underweight positions in technology companies Riverbed Technology, Inc. and TIBCO Software, Inc. also detracted from relative performance, as both of these stocks were strong performers in the Benchmark during the reporting period.

Individual contributors included Penn National Gaming, Inc., Dice Holdings, Inc. and Approach Resources, Inc. Casino and gaming company Penn National Gaming, Inc. reported strong revenue, benefiting from a series of accretive acquisitions. Dice Holdings. Inc. is an employment recruiting company and benefited as companies began to increase hiring. Shares of Approach Resources, Inc. gained after the oil and gas operations company raised its outlook for 2010 production levels following its acquisition of an additional 10% working interest in the Cinco Terry Field in the Permian Basin, an area of oil and gas reserves in Texas.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers employed a bottom-up approach to stock selection, constructing portfolios based on company fundamentals and proprietary analysis. The Fund’s portfolio managers looked for companies that, in their view, had leading competitive advantages, predictable and durable business models, and sustainable free cash flow generation with management teams committed to increasing intrinsic value.

As a result of this process, the Fund’s largest overweight during the reporting period was in the materials and processing sector, while the Fund’s largest underweight was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Silgan Holdings, Inc.	2.5%
2.	ProAssurance Corp.	2.2
3.	Jarden Corp.	2.2
4.	Waste Connections, Inc.	1.9
5.	TransDigm Group, Inc.	1.9
6.	Coventry Health Care, Inc.	1.9
7.	Aptargroup, Inc.	1.7
8.	Iberiabank Corp.	1.7
9.	Papa John’s International, Inc.	1.7
10.	Kaydon Corp.	1.5

PORTFOLIO COMPOSITION BY SECTOR***
Financials	21.6%
Consumer Discretionary	18.6
Industrials	15.5
Health Care	10.2
Information Technology	10.0
Materials	8.1
Energy	5.9
Utilities	2.4
Consumer Staples	2.3
Telecommunication Services	1.7
Short-Term Investment	3.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	7

JPMorgan Small Cap Equity Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	12/20/94
Without Sales Charge		26.78%	26.00%	8.14%	8.29%
With Sales Charge**		20.10	19.36	6.98	7.71
CLASS B SHARES	3/28/95
Without CDSC		26.47	25.36	7.60	7.74
With CDSC***		21.47	20.36	7.30	7.74
CLASS C SHARES	2/19/05
Without CDSC		26.47	25.36	7.60	7.63
With CDSC****		25.47	24.36	7.60	7.63
CLASS R2 SHARES	11/3/08	26.62	25.70	8.03	8.23
CLASS R5 SHARES	5/15/06	27.12	26.65	8.69	8.85
SELECT CLASS SHARES	5/7/96	26.96	26.41	8.48	8.75

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
**** Assumes	a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class C Shares prior to their inception date are based on the performance of the Class B Shares, whose expenses are substantially similar to those of Class C Shares. Returns for Class R5 Shares prior to their inception date are based on the performance of the Select Class Shares. The actual returns of Class R5 Shares would have been different than those shown because Class R5 Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. The actual returns of Class R2 Shares would have been lower than those shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Equity Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class A Shares, without a sales charge)*	34.90%
Russell 2000 Growth Index	32.14%

Net Assets as of 12/31/2010 (In Thousands)	$585,247

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Growth Fund (the “Fund”) seeks long-term capital growth primarily by investing in a portfolio of equity securities of small-capitalization and emerging growth companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Class A Shares, without a sales charge) outperformed the Russell 2000 Growth Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the technology and consumer discretionary sectors contributed to relative performance. The Fund’s stock selection in the energy sector and stock selection and overweight in the health care sector detracted from relative performance.

Individual contributors to relative performance included NetSuite, Inc., Fortinet, Inc. and BroadSoft, Inc. NetSuite, Inc., a software and programming company, raised its outlook for its 2010 earnings and its shares benefited from investor enthusiasm surrounding the company’s participation in the growing cloud computing industry (cloud computing is a type of computing where shared servers provide resources, software, and data to computers and other devices on demand). Network security provider Fortinet, Inc. posted better-than-expected quarterly results, helped by increased demand for its unified threat management software. Shares of BroadSoft, Inc., a global provider of Internet protocol-based communications services, rose after the company reported strong third-quarter earnings and increased its earnings outlook due to higher demand for its communications applications.

Individual detractors from the Fund’s relative performance included Amedisys, Inc., Lincoln Educational Services Corp. and Thoratec Corp. Amedisys, Inc. is a provider of home health and hospices services. The stock declined after the company announced a lower outlook for earnings and a federal investigation into its reimbursement and billing claims submitted to Medicare. The Fund exited its position in Amedisys, Inc. Shares of Lincoln Educational Services Corp., a provider of career-oriented post-secondary education, declined on concerns that proposed regulation of federal student aid programs would hurt the company’s earnings. Thoratec Corp. is a manufacturer of mechanical circulatory support products used by patients with heart failure. The stock declined following an announcement that a competitor’s experimental heart pump showed favorable results in trials, raising concerns that Thoratec Corp.

could lose market share.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers utilized a bottom-up approach to stock selection, rigorously researching individual companies in an effort to construct portfolios of stocks that have strong fundamentals. The Fund’s portfolio managers preferred to invest in high quality companies with durable franchises that, in their view, possessed the ability to generate strong future earnings growth.

As a result of this bottom-up stock selection process, the Fund’s largest underweight versus the Benchmark was in the materials and processing sector and the Fund’s largest overweight versus the Benchmark was in the technology sector.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Avis Budget Group, Inc.	1.6%
2.	Concho Resources, Inc.	1.5
3.	Emeritus Corp.	1.5
4.	HEICO Corp.	1.4
5.	OfficeMax, Inc.	1.4
6.	Heidrick & Struggles International, Inc.	1.4
7.	Blackboard, Inc.	1.4
8.	Omnicell, Inc.	1.4
9.	Bruker Corp.	1.4
10.	Cavium Networks, Inc.	1.4

PORTFOLIO COMPOSITION BY SECTOR***
Information Technology	27.9%
Industrials	20.9
Health Care	19.8
Consumer Discretionary	15.9
Financials	6.4
Energy	4.0
Materials	1.8
Telecommunication Services	0.4
Short-Term Investment	2.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	9

JPMorgan Small Cap Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	7/1/91
Without Sales Charge		34.90%	33.77%	6.53%	5.67%
With Sales Charge**		27.80	26.79	5.39	5.10
CLASS B SHARES	9/12/94
Without CDSC		34.50	32.95	5.87	5.09
With CDSC***		29.50	27.95	5.55	5.09
CLASS C SHARES	11/4/97
Without CDSC		34.59	33.10	5.92	4.98
With CDSC****		33.59	32.10	5.92	4.98
CLASS R2 SHARES	11/3/08	34.79	33.65	6.28	4.88
CLASS R6 SHARES	11/30/10	35.17	34.40	6.96	6.03
INSTITUTIONAL CLASS SHARES	2/19/05	35.17	34.40	6.96	6.03
SELECT CLASS SHARES	3/26/96	35.14	34.21	6.80	5.94

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Institutional Class Shares and Class R6 Shares prior to their inception date are based on the performance of Select Class Shares. The actual returns for Institutional Class Shares and Class R6 Shares would have been different than those shown because Institutional Class Shares have different expenses than Select Class Shares. Returns for Class R2 Shares prior to their inception date are based on the performance of Class A Shares. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes.

The graph illustrates comparative performance for $10,000 invested in Class A Shares of the JPMorgan Small Cap Growth Fund, the Russell 2000 Growth Index and the Lipper Small-Cap Growth Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and includes a sales charge. The performance of the Russell 2000 Growth Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap

Growth Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Lipper Small-Cap Growth Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper Inc. Investors cannot invest directly in an index.

Class A Shares have a $1,000 minimum initial investment and carry a 5.25% sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

10	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	25.58%
Russell 2000 Value Index	26.58%

Net Assets as of 12/31/2010 (In Thousands)	$498,987

INVESTMENT OBJECTIVE**

The JPMorgan Small Cap Value Fund (the “Fund”) seeks long-term capital growth primarily by investing in equity securities of small-capitalization companies.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Select Class Shares) underperformed the Russell 2000 Value Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the materials and energy sectors detracted from relative performance, while the Fund’s stock selection in the financials and information technology sectors contributed to relative performance.

Individual detractors from relative performance included Cal Dive International, Inc., Spartech Corp. and TCF Financial Corp. Cal Dive International, Inc., which provides services and equipment to the offshore drilling industry, was hurt by uncertainty about potential regulatory changes as a result of the oil spill in the Gulf of Mexico. Spartech Corp., a producer of engineered thermoplastic materials, polymer compounds, and molded products, battled rising resin prices throughout the reporting period and materially underperformed expectations in its third quarter. In addition to growing bad debt expense and sustained manufacturing inefficiencies at facilities going through consolidations and/or restructurings, the company also fired and replaced its chief executive officer for the third time in five years. Shares of Minnesota-based bank TCF Financial Corp. declined due to concerns about federal legislation that would limit the fees that banks can charge retailers on debit-card transactions.

Individual contributors to relative performance included

Dillard’s, Inc., BroadSoft, Inc. and Medicines Co. U.S. department store chain Dillard’s, Inc. reported an increase in same-store sales, a statistic used by retailers that compares sales of a company’s stores that have been open for a year or more. Shares of BroadSoft, Inc., a global provider of Internet protocol-based communications services, rose after the company reported strong third-quarter earnings and increased its earnings outlook due to higher demand for its communications applications. Shares of Medicines Co. gained after a district court ordered the U.S. Patent and Trademark Office to approve the company’s patent term extension application for its Angiomax drug.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers used a quantitative ranking methodology to identify stocks in each sector that, in their view, were trading at attractively valued levels. Through bottom-up fundamental research, they sought companies that exhibited high earnings quality and had management teams that made effective capital deployment decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Magellan Health Services, Inc.	1.1%
2.	World Acceptance Corp.	1.1
3.	Platinum Underwriters Holdings Ltd., (Bermuda)	1.0
4.	Nicor, Inc.	1.0
5.	Dillard’s, Inc., Class A	1.0
6.	WESCO International, Inc.	0.9
7.	Laclede Group, Inc. (The)	0.9
8.	DCT Industrial Trust, Inc.	0.9
9.	Key Energy Services, Inc.	0.9
10.	First Commonwealth Financial Corp.	0.9

PORTFOLIO COMPOSITION BY SECTOR***
Financials	35.4%
Industrials	13.7
Consumer Discretionary	11.5
Information Technology	10.1
Energy	6.3
Utilities	6.2
Materials	5.8
Health Care	5.4
Consumer Staples	2.5
Telecommunication Services	1.0
U.S. Treasury Obligation	0.2
Short-Term Investment	1.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	11

JPMorgan Small Cap Value Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	1/27/95
Without Sales Charge		25.37%	25.47%	3.84%	9.11%
With Sales Charge**		18.75	18.86	2.73	8.52
CLASS B SHARES	1/27/95
Without CDSC		25.00	24.71	3.20	8.52
With CDSC***		20.00	19.71	2.84	8.52
CLASS C SHARES	3/22/99
Without CDSC		25.04	24.71	3.23	8.39
With CDSC****		24.04	23.71	3.23	8.39
CLASS R2 SHARES	11/3/08	25.25	25.20	3.59	8.81
CLASS R5 SHARES	5/15/06	25.55	25.84	4.19	9.43
CLASS R6 SHARES*****	2/22/05	25.69	25.93	4.25	9.47
SELECT CLASS SHARES	1/27/95	25.58	25.82	4.11	9.39

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes 5% CDSC (contingent deferred sales charge) for the one year period, 2% CDSC for the five year period and 0% CDSC thereafter.
****	Assumes a 1% CDSC for the one year period and 0% CDSC thereafter.
*****	Effective November 30, 2010, the Fund’s Ultra Shares were renamed Class R6 Shares.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

Returns for Class R2, Class R5 and Class R6 Shares prior to their inception dates are based on the performance of the Select Class Shares, the original class offered. All prior class performance for Class R2 Shares has been adjusted to reflect the differences in expenses between classes. The actual returns of Class R5 Shares and Class R6 Shares would have been different than those shown because Class R5 Shares and Class R6 Shares have different expenses than Select Class Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan Small Cap Value Fund, the Russell 2000 Value Index and the Lipper Small-Cap Value Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap

Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Value Index is an unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Small-Cap Value Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

Because Class B Shares automatically convert to Class A Shares after eight years, the 10 year average annual total return shown above for Class B reflects Class A performance for the period after conversion.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

12	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Institutional Class Shares)*	26.83%
Russell 2000 Index	29.38%

Net Assets as of 12/31/2010 (In Thousands)	$54,834

INVESTMENT OBJECTIVE**

The JPMorgan U.S. Small Company Fund (the “Fund”) seeks to provide high total return from a portfolio of small company stocks.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund (Institutional Class Shares) underperformed the Russell 2000 Index (the “Benchmark”) for the six months ended December 31, 2010. The Fund’s stock selection in the information technology and materials sectors detracted from relative performance, while the Fund’s stock selection in the industrials and consumer staples sectors contributed to relative performance.

Individual detractors from relative performance included Cal Dive International, Inc., Spartech Corp. and Suffolk Bancorp. Cal Dive International, Inc., which provides services and equipment to the offshore drilling industry, was hurt by uncertainty about potential regulatory changes as a result of the oil spill in the Gulf of Mexico. Spartech Corp., a producer of engineered thermoplastic materials, polymer compounds, and molded products, battled rising resin prices throughout the reporting period and materially underperformed expectations in its third quarter. In addition to growing bad debt expense and sustained manufacturing inefficiencies at facilities going through consolidations and/or restructurings, the company also fired and replaced its chief executive officer for the third time in five years. Shares of New York based bank Suffolk Bancorp declined due to concerns about federal legislation that would limit the fees that banks can charge retailers on debit-card transactions.

Individual contributors to relative performance included Dillard’s, Inc., VeriFone Systems, Inc. and BroadSoft, Inc. U.S. department store chain Dillard’s, Inc. reported an increase in same-store sales, a statistic used by retailers that compares sales of a company’s stores that have been open for a year or more. Credit card swipe machine maker VeriFone Systems, Inc. reported better-than-expected fourth-quarter revenue, helped by growth in its domestic and Latin American markets. Shares of BroadSoft, Inc., a global provider of Internet protocol-based communications services, rose after the company reported strong third-quarter earnings and increased its earnings outlook due to higher demand for its communications applications.

HOW WAS THE FUND POSITIONED?

The Fund’s portfolio managers took limited sector bets and constructed the Fund so that stock selection would be the primary driver of its relative performance versus the Benchmark. The Fund’s portfolio managers used a quantitative ranking methodology to identify stocks in each sector that, in their view, were trading at attractively valued levels. Through bottom-up fundamental research, they sought companies that exhibited high earnings quality and had management teams that made effective capital deployment decisions.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***
1.	Dillard’s, Inc., Class A	1.4%
2.	VeriFone Systems, Inc.	1.2
3.	Minerals Technologies, Inc.	1.2
4.	WESCO International, Inc.	1.2
5.	JAKKS Pacific, Inc.	1.1
6.	Nordson Corp.	1.1
7.	Manhattan Associates, Inc.	1.1
8.	Finish Line, Inc. (The), Class A	1.0
9.	Cubic Corp.	1.0
10.	EMCOR Group, Inc.	1.0

PORTFOLIO COMPOSITION BY SECTOR***
Financials	20.3%
Information Technology	17.4
Consumer Discretionary	16.0
Industrials	14.1
Health Care	12.6
Materials	5.6
Energy	4.9
Utilities	3.1
Consumer Staples	2.3
Telecommunication Services	1.3
U.S. Treasury Obligation	0.3
Short-Term Investment	2.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments (excluding Investments of Cash Collateral for Securities on Loan) as of December 31, 2010. The Fund’s composition is subject to change.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	13

JPMorgan U.S. Small Company Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010
	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	5 YEAR	10 YEAR
CLASS A SHARES	11/1/07
Without Sales Charge		26.35%	26.51%	3.78%	3.71%
With Sales Charge**		19.74	19.89	2.66	3.15
CLASS C SHARES	11/1/07
Without CDSC		26.07	25.91	3.47	3.55
With CDSC***		25.07	24.91	3.47	3.55
INSTITUTIONAL CLASS SHARES	11/4/93	26.83	27.15	4.17	3.99
SELECT CLASS SHARES	9/10/01	26.56	26.88	3.97	3.81

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

TEN YEAR PERFORMANCE (12/31/00 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on November 4, 1993 and prior to September 7, 2001, operated in a master feeder structure. Returns for the Institutional Class Shares prior to September 7, 2001 are calculated using the historical expenses of an institutional feeder, whose expenses are substantially similar to the expenses of the Institutional Class Shares.

Returns for the Select Class Shares prior to their inception date are calculated using the historical expenses of a retail feeder, that was merged out of existence and whose expenses are substantially similar to the expenses of the Select Class Shares, from June 30, 1999 to September 10, 2001.

Returns for Class A and Class C Shares prior to their inception dates are based on the performance of the Select Class Shares. The actual returns for Class A and Class C Shares would have been lower than those shown because Class A and Class C Shares have higher expenses than Select Class Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan U.S. Small Company Fund, the Russell 2000 Index and the Lipper Small-Cap Core Funds Index from December 31, 2000 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 2000 Index does not reflect the deduction of expenses associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Small-Cap Core Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 2000 Index is an unmanaged index which measures the performance of the 2000 smallest stocks (on the basis of capitalization) in the Russell 3000 Index. The Lipper Small-Cap Core Funds Index is an index based on the total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

14	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 95.9%
	Consumer Discretionary — 15.7%
	Auto Components — 1.2%
114	Gentex Corp. (c)	3,361

	Diversified Consumer Services — 2.2%
67	American Public Education, Inc. (a) (c)	2,486
82	Archipelago Learning, Inc. (a) (c)	801
64	Sotheby’s	2,880

		6,167

	Hotels, Restaurants & Leisure — 4.1%
120	Bravo Brio Restaurant Group, Inc. (a)	2,304
89	Gaylord Entertainment Co. (a)	3,183
344	Morgans Hotel Group Co. (a) (c)	3,122
56	Vail Resorts, Inc. (a) (c)	2,893

		11,502

	Internet & Catalog Retail — 0.9%
114	Nutrisystem, Inc. (c)	2,406

	Media — 1.8%
27	Morningstar, Inc. (c)	1,428
176	National CineMedia, Inc.	3,508

		4,936

	Specialty Retail — 2.3%
71	hhgregg, Inc. (a) (c)	1,485
47	Lumber Liquidators Holdings, Inc. (a) (c)	1,166
221	OfficeMax, Inc. (a)	3,910

		6,561

	Textiles, Apparel & Luxury Goods — 3.2%
115	CROCS, Inc. (a)	1,962
42	Deckers Outdoor Corp. (a)	3,355
31	Under Armour, Inc., Class A (a)	1,697
62	Vera Bradley, Inc. (a)	2,033

		9,047

	Total Consumer Discretionary	43,980

	Energy — 3.9%
	Energy Equipment & Services — 1.3%
26	CARBO Ceramics, Inc. (c)	2,640
107	Global Geophysical Services, Inc. (a)	1,111

		3,751

	Oil, Gas & Consumable Fuels — 2.6%
47	Concho Resources, Inc. (a)	4,138
81	Forest Oil Corp. (a)	3,072

		7,210

	Total Energy	10,961

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 6.3%
	Capital Markets — 3.8%
30	Affiliated Managers Group, Inc. (a)	2,927
179	Financial Engines, Inc. (a)	3,552
250	Gleacher & Co., Inc. (a)	592
16	Greenhill & Co., Inc.	1,299
200	PennantPark Investment Corp.	2,443

		10,813

	Commercial Banks — 1.1%
30	City National Corp. (c)	1,865
23	Signature Bank (a)	1,130

		2,995

	Diversified Financial Services — 0.7%
51	MSCI, Inc., Class A (a)	1,987

	Insurance — 0.7%
31	ProAssurance Corp. (a)	1,855

	Total Financials	17,650

	Health Care — 19.6%
	Biotechnology — 4.6%
38	Acorda Therapeutics, Inc. (a)	1,039
310	Ariad Pharmaceuticals, Inc. (a)	1,583
99	AVEO Pharmaceuticals, Inc. (a)	1,453
249	Halozyme Therapeutics, Inc. (a) (c)	1,973
166	Idenix Pharmaceuticals, Inc. (a)	835
69	Incyte Corp., Ltd. (a) (c)	1,143
45	Onyx Pharmaceuticals, Inc. (a)	1,666
33	Pharmasset, Inc. (a)	1,419
69	Theravance, Inc. (a) (c)	1,717

		12,828

	Health Care Equipment & Supplies — 3.2%
71	Imris, Inc., (Canada) (a)	404
195	Insulet Corp. (a) (c)	3,018
72	Masimo Corp. (c)	2,087
151	MELA Sciences, Inc. (a) (c)	505
120	Syneron Medical Ltd., (Israel) (a)	1,219
58	Thoratec Corp. (a)	1,651

		8,884

	Health Care Providers & Services — 3.6%
210	Emeritus Corp. (a) (c)	4,129
120	Health Net, Inc. (a)	3,269
98	Healthspring, Inc. (a)	2,601

		9,999

	Health Care Technology — 3.2%
160	MedAssets, Inc. (a)	3,230
266	Omnicell, Inc. (a)	3,845

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	15

JPMorgan Dynamic Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Technology — Continued
141	Vital Images, Inc. (a)	1,970

		9,045

	Life Sciences Tools & Services — 2.5%
227	Bruker Corp. (a)	3,775
332	Enzo Biochem, Inc. (a) (c)	1,755
72	Icon plc, (Ireland), ADR (a)	1,568

		7,098

	Pharmaceuticals — 2.5%
115	Aegerion Pharmaceuticals, Inc. (a) (c)	1,625
134	Cumberland Pharmaceuticals, Inc. (a) (c)	805
153	Nektar Therapeutics (a) (c)	1,962
163	Sucampo Pharmaceuticals, Inc., Class A (a)	627
110	ViroPharma, Inc. (a)	1,912

		6,931

	Total Health Care	54,785

	Industrials — 20.6%
	Aerospace & Defense — 2.6%
105	DigitalGlobe, Inc. (a)	3,333
78	HEICO Corp. (c)	4,003

		7,336

	Building Products — 2.8%
50	Lennox International, Inc.	2,383
85	Simpson Manufacturing Co., Inc. (c)	2,640
123	Trex Co., Inc. (a) (c)	2,958

		7,981

	Commercial Services & Supplies — 0.7%
79	GEO Group, Inc. (The) (a)	1,948

	Electrical Equipment — 4.2%
55	Acuity Brands, Inc.	3,184
102	EnerSys (a)	3,290
152	Generac Holdings, Inc. (a)	2,456
80	General Cable Corp. (a)	2,790

		11,720

	Industrial Conglomerates — 1.0%
69	Carlisle Cos., Inc.	2,722

	Machinery — 3.4%
91	Graco, Inc.	3,586
37	Middleby Corp. (a)	3,090
56	Wabtec Corp.	2,935

		9,611

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 1.4%
136	Heidrick & Struggles International, Inc.	3,896

	Road & Rail — 3.5%
293	Avis Budget Group, Inc. (a) (c)	4,554
87	Marten Transport Ltd.	1,849
109	Old Dominion Freight Line, Inc. (a) (c)	3,473

		9,876

	Trading Companies & Distributors — 1.0%
131	Rush Enterprises, Inc., Class A (a)	2,678

	Total Industrials	57,768

	Information Technology — 27.5%
	Communications Equipment — 2.2%
90	Riverbed Technology, Inc. (a)	3,170
68	ViaSat, Inc. (a) (c)	3,035

		6,205

	Computers & Peripherals — 1.0%
101	Compellent Technologies, Inc. (a)	2,790

	Internet Software & Services — 4.2%
131	DealerTrack Holdings, Inc. (a) (c)	2,619
131	IntraLinks Holdings, Inc. (a)	2,445
78	LogMeIn, Inc. (a) (c)	3,437
101	Rackspace Hosting, Inc. (a) (c)	3,184

		11,685

	Semiconductors & Semiconductor Equipment — 8.2%
100	Cavium Networks, Inc. (a)	3,764
50	Cymer, Inc. (a) (c)	2,253
54	Hittite Microwave Corp. (a)	3,284
120	Inphi Corp. (a)	2,420
143	Mellanox Technologies Ltd., (Israel) (a)	3,729
139	Monolithic Power Systems, Inc. (a)	2,303
191	TriQuint Semiconductor, Inc. (a) (c)	2,230
81	Varian Semiconductor Equipment Associates, Inc. (a)	3,006

		22,989

	Software — 11.9%
93	Blackboard, Inc. (a) (c)	3,844
117	BroadSoft, Inc. (a)	2,791
44	Concur Technologies, Inc. (a) (c)	2,300
96	Fortinet, Inc. (a)	3,112
95	NetSuite, Inc. (a)	2,377
182	Nuance Communications, Inc. (a) (c)	3,303
101	RealPage, Inc. (a)	3,130
167	SolarWinds, Inc. (a)	3,222
111	Sourcefire, Inc. (a) (c)	2,889

SEE NOTES TO FINANCIAL STATEMENTS.

16	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
123	Taleo Corp., Class A (a)	3,406
159	TIBCO Software, Inc. (a)	3,135

		33,509

	Total Information Technology	77,178

	Materials — 1.8%
	Chemicals — 1.0%
92	Innospec, Inc. (a)	1,883
46	STR Holdings, Inc. (a) (c)	916

		2,799

	Metals & Mining — 0.8%
133	Commercial Metals Co.	2,201

	Total Materials	5,000

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
86	Cbeyond, Inc. (a) (c)	1,319

	Total Common Stocks (Cost $203,041)	268,641

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.5%
	Investment Company — 3.5%
9,837	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $9,837)	9,837

Investment of Cash Collateral for Securities on Loan — 15.3%
	Investment Company — 15.3%
42,747	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $42,747)	42,747

	Total Investments — 114.7% (Cost $255,625)	321,225
	Liabilities in Excess of Other Assets — (14.7)%	(41,229)

	NET ASSETS — 100.0%	$279,996

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	17

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.2%
	Consumer Discretionary — 14.3%
	Auto Components — 0.7%
97	Cooper Tire & Rubber Co.	2,292
49	Spartan Motors, Inc.	299
84	Standard Motor Products, Inc.	1,145

		3,736

	Diversified Consumer Services — 0.0% (g)
9	Lincoln Educational Services Corp.	135
10	Mac-Gray Corp.	154
4	Spectrum Group International, Inc. (a) (c)	10

		299

	Hotels, Restaurants & Leisure — 1.9%
63	Bravo Brio Restaurant Group, Inc. (a)	1,208
16	Cracker Barrel Old Country Store, Inc.	898
74	DineEquity, Inc. (a)	3,644
103	Domino’s Pizza, Inc. (a)	1,649
128	Ruby Tuesday, Inc. (a)	1,668
165	Ruth’s Hospitality Group, Inc. (a)	762

		9,829

	Household Durables — 1.7%
65	American Greetings Corp., Class A	1,445
1	CSS Industries, Inc.	12
59	Helen of Troy Ltd., (Bermuda) (a)	1,767
26	Hooker Furniture Corp.	370
21	Jarden Corp.	636
22	Libbey, Inc. (a)	337
50	Lifetime Brands, Inc. (a) (c)	703
91	Tempur-Pedic International, Inc. (a)	3,658

		8,928

	Leisure Equipment & Products — 0.5%
84	JAKKS Pacific, Inc. (a)	1,531
42	RC2 Corp. (a)	912
16	Sturm Ruger & Co., Inc. (c)	237

		2,680

	Media — 1.6%
43	AH Belo Corp., Class A (a)	370
90	Belo Corp., Class A (a)	638
32	Entercom Communications Corp., Class A (a)	375
187	Journal Communications, Inc., Class A (a)	946
18	Knology, Inc. (a)	277
75	LIN TV Corp., Class A (a)	398
186	Mediacom Communications Corp., Class A (a)	1,576
169	Sinclair Broadcast Group, Inc., Class A	1,385
75	Valassis Communications, Inc. (a)	2,429

		8,394

SHARES	SECURITY DESCRIPTION	VALUE($)

	Multiline Retail — 0.7%
68	Dillard’s, Inc., Class A	2,580
99	Saks, Inc. (a) (c)	1,059

		3,639

	Specialty Retail — 3.5%
34	Aeropostale, Inc. (a)	833
94	Asbury Automotive Group, Inc. (a)	1,741
24	Brown Shoe Co., Inc.	340
157	Cabela’s, Inc. (a) (c)	3,417
143	Casual Male Retail Group, Inc. (a)	679
65	Collective Brands, Inc. (a)	1,369
35	Destination Maternity Corp. (a)	1,328
29	Express, Inc.	543
77	Finish Line, Inc. (The), Class A	1,329
30	Jos. A. Bank Clothiers, Inc. (a)	1,216
63	Kirkland’s, Inc. (a)	882
20	Lithia Motors, Inc., Class A	284
109	Rent-A-Center, Inc.	3,506
65	Sonic Automotive, Inc., Class A	865

		18,332

	Textiles, Apparel & Luxury Goods — 3.7%
53	Deckers Outdoor Corp. (a)	4,258
51	G-III Apparel Group Ltd. (a)	1,789
88	Iconix Brand Group, Inc. (a)	1,690
89	Jones Group, Inc. (The)	1,381
156	Maidenform Brands, Inc. (a)	3,703
93	Oxford Industries, Inc.	2,382
127	Perry Ellis International, Inc. (a)	3,478
23	Steven Madden Ltd. (a)	945

		19,626

	Total Consumer Discretionary	75,463

	Consumer Staples — 2.6%
	Beverages — 0.0% (g)
7	MGP Ingredients, Inc.	72

	Food & Staples Retailing — 0.9%
54	Andersons, Inc. (The)	1,959
14	Fresh Market, Inc. (The) (a)	573
9	Nash Finch Co.	387
24	Pantry, Inc. (The) (a)	467
71	Spartan Stores, Inc.	1,200

		4,586

	Food Products — 0.9%
63	B&G Foods, Inc.	871
173	Chiquita Brands International, Inc. (a)	2,424

SEE NOTES TO FINANCIAL STATEMENTS.

18	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Food Products — Continued
74	Dole Food Co., Inc. (a) (c)	998
10	TreeHouse Foods, Inc. (a)	485

		4,778

	Household Products — 0.6%
126	Central Garden & Pet Co., Class A (a)	1,246
58	Spectrum Brands Holdings, Inc. (a)	1,814

		3,060

	Personal Products — 0.2%
23	Elizabeth Arden, Inc. (a)	525
60	Prestige Brands Holdings, Inc. (a)	720

		1,245

	Total Consumer Staples	13,741

	Energy — 6.1%
	Energy Equipment & Services — 1.5%
64	Cal Dive International, Inc. (a)	363
13	Complete Production Services, Inc. (a)	390
2	Global Geophysical Services, Inc. (a)	17
77	Gulfmark Offshore, Inc., Class A (a)	2,338
69	ION Geophysical Corp. (a)	582
27	Lufkin Industries, Inc.	1,697
16	Matrix Service Co. (a)	200
72	Newpark Resources, Inc. (a)	443
6	OYO Geospace Corp. (a)	595
44	RPC, Inc. (c)	796
16	T-3 Energy Services, Inc. (a)	653

		8,074

	Oil, Gas & Consumable Fuels — 4.6%
5	Apco Oil and Gas International, Inc. (c)	270
139	Callon Petroleum Co. (a) (c)	821
38	Clayton Williams Energy, Inc. (a)	3,199
40	Cloud Peak Energy, Inc. (a)	934
45	DHT Holdings, Inc., (United Kingdom)	208
182	EXCO Resources, Inc.	3,540
6	FX Energy, Inc. (a)	35
21	Georesources, Inc. (a)	475
144	Gulfport Energy Corp. (a)	3,126
43	Knightsbridge Tankers Ltd., (Bermuda) (c)	953
121	McMoRan Exploration Co. (a)	2,077
60	Petroquest Energy, Inc. (a)	449
14	Targa Resources Corp. (a)	375
140	USEC, Inc. (a)	844
90	VAALCO Energy, Inc. (a)	647
152	W&T Offshore, Inc.	2,720

SHARES	SECURITY DESCRIPTION	VALUE($)

	Oil, Gas & Consumable Fuels — Continued
102	Warren Resources, Inc. (a)	460
85	World Fuel Services Corp.	3,081

		24,214

	Total Energy	32,288

	Financials — 21.6%
	Capital Markets — 1.1%
224	BGC Partners, Inc., Class A	1,863
27	Gladstone Capital Corp. (c)	316
93	Knight Capital Group, Inc., Class A (a)	1,288
108	MCG Capital Corp.	753
8	Oppenheimer Holdings, Inc., Class A	218
22	optionsXpress Holdings, Inc.	342
37	Penson Worldwide, Inc. (a) (c)	181
51	Prospect Capital Corp. (c)	555
20	Pzena Investment Management, Inc., Class A	144

		5,660

	Commercial Banks — 5.6%
6	1st United Bancorp, Inc. (a)	41
3	Alliance Financial Corp.	84
29	Banco Latinoamericano de Comercio Exterior S.A., (Panama), Class E	528
63	Cathay General Bancorp	1,050
23	Citizens & Northern Corp. (c)	340
30	City Holding Co.	1,098
42	Community Bank System, Inc.	1,172
13	Community Trust Bancorp, Inc.	363
30	East West Bancorp, Inc.	592
12	Financial Institutions, Inc.	224
4	First Bancorp (c)	60
466	First Commonwealth Financial Corp.	3,296
46	First Community Bancshares, Inc.	690
100	First Financial Bancorp	1,841
6	First Interstate Bancsystem, Inc.	85
36	First Merchants Corp.	315
118	FNB Corp.	1,157
12	Hudson Valley Holding Corp.	309
37	Huntington Bancshares, Inc.	253
50	Iberiabank Corp.	2,945
30	International Bancshares Corp.	608
19	Lakeland Bancorp, Inc. (c)	204
17	Lakeland Financial Corp.	358
21	MainSource Financial Group, Inc.	218
2	Merchants Bancshares, Inc.	50
107	Nara Bancorp, Inc. (a)	1,052

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	19

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
7	National Bankshares, Inc.	233
17	NBT Bancorp, Inc.	403
8	Park National Corp.	581
17	Peoples Bancorp, Inc. (c)	264
19	Prosperity Bancshares, Inc.	758
6	Renasant Corp. (c)	93
13	Republic Bancorp, Inc., Class A	317
69	Sierra Bancorp (c)	744
18	Southside Bancshares, Inc.	373
80	Southwest Bancorp, Inc. (a)	998
127	Sterling Bancshares, Inc.	890
110	Susquehanna Bancshares, Inc.	1,065
17	SVB Financial Group (a)	923
22	WesBanco, Inc.	410
11	West Bancorp, Inc.	82
43	Westamerica Bancorp	2,357

		29,424

	Consumer Finance — 2.6%
31	Advance America Cash Advance Centers, Inc.	172
117	Cash America International, Inc.	4,328
6	CompuCredit Holdings Corp. (a) (c)	42
101	Dollar Financial Corp. (a)	2,884
60	Nelnet, Inc., Class A	1,431
31	Netspend Holdings, Inc. (a) (c)	394
83	World Acceptance Corp. (a) (c)	4,382

		13,633

	Diversified Financial Services — 1.1%
7	Compass Diversified Holdings	131
53	Encore Capital Group, Inc. (a)	1,250
11	Marlin Business Services Corp. (a)	135
111	PHH Corp. (a)	2,570
20	Portfolio Recovery Associates, Inc. (a)	1,526

		5,612

	Insurance — 2.9%
339	American Equity Investment Life Holding Co.	4,259
12	American Safety Insurance Holdings Ltd. (a)	248
59	Aspen Insurance Holdings Ltd., (Bermuda)	1,700
62	Delphi Financial Group, Inc., Class A	1,797
51	Flagstone Reinsurance Holdings S.A., (Luxembourg)	638
12	Hallmark Financial Services (a)	112
14	Horace Mann Educators Corp.	249
90	Meadowbrook Insurance Group, Inc.	924
112	National Financial Partners Corp. (a)	1,494

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
73	Old Republic International Corp.	995
21	Platinum Underwriters Holdings Ltd., (Bermuda)	949
23	Safety Insurance Group, Inc.	1,085
43	Selective Insurance Group, Inc.	771

		15,221

	Real Estate Investment Trusts (REITs) — 7.4%
35	American Campus Communities, Inc.	1,127
96	Anworth Mortgage Asset Corp.	669
217	Ashford Hospitality Trust, Inc. (a)	2,095
80	Associated Estates Realty Corp.	1,228
79	BioMed Realty Trust, Inc.	1,464
38	CapLease, Inc.	223
44	Capstead Mortgage Corp.	551
117	CBL & Associates Properties, Inc.	2,053
27	Colonial Properties Trust	489
196	DCT Industrial Trust, Inc.	1,041
77	Developers Diversified Realty Corp.	1,079
25	EastGroup Properties, Inc.	1,075
46	Education Realty Trust, Inc.	356
8	Equity Lifestyle Properties, Inc.	447
89	FelCor Lodging Trust, Inc. (a)	626
117	First Industrial Realty Trust, Inc. (a) (c)	1,026
70	Glimcher Realty Trust	585
134	Hersha Hospitality Trust	882
13	Home Properties, Inc.	699
50	LaSalle Hotel Properties	1,323
418	Lexington Realty Trust	3,324
352	MFA Financial, Inc.	2,871
8	Mid-America Apartment Communities, Inc.	527
12	Mission West Properties, Inc.	78
221	MPG Office Trust, Inc. (a) (c)	609
89	National Retail Properties, Inc.	2,359
64	Omega Healthcare Investors, Inc.	1,427
26	Parkway Properties, Inc.	452
9	Pebblebrook Hotel Trust	173
125	Pennsylvania Real Estate Investment Trust (c)	1,822
19	PS Business Parks, Inc.	1,059
21	RAIT Financial Trust (a) (c)	46
23	Ramco-Gershenson Properties Trust	281
74	Redwood Trust, Inc.	1,097
111	Senior Housing Properties Trust	2,427
202	Strategic Hotels & Resorts, Inc. (a)	1,069
12	Sun Communities, Inc.	386

		39,045

SEE NOTES TO FINANCIAL STATEMENTS.

20	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Thrifts & Mortgage Finance — 0.9%
11	Capitol Federal Financial, Inc.	127
25	Dime Community Bancshares, Inc.	371
57	First Niagara Financial Group, Inc.	803
24	OceanFirst Financial Corp.	303
147	Ocwen Financial Corp. (a)	1,402
86	Radian Group, Inc.	692
53	Trustco Bank Corp.	338
19	WSFS Financial Corp.	911

		4,947

	Total Financials	113,542

	Health Care — 12.5%
	Biotechnology — 3.1%
48	Acorda Therapeutics, Inc. (a)	1,298
45	Affymax, Inc. (a)	297
177	Anadys Pharmaceuticals, Inc. (a)	252
233	Ariad Pharmaceuticals, Inc. (a)	1,188
79	BioCryst Pharmaceuticals, Inc. (a) (c)	407
96	Chelsea Therapeutics International Ltd. (a)	719
143	Cytokinetics, Inc. (a)	298
300	Dynavax Technologies Corp. (a)	961
98	Halozyme Therapeutics, Inc. (a)	774
336	Idenix Pharmaceuticals, Inc. (a)	1,692
77	Immunomedics, Inc. (a) (c)	276
84	Incyte Corp., Ltd. (a)	1,398
41	Ironwood Pharmaceuticals, Inc. (a)	425
50	Medivation, Inc. (a)	757
143	NPS Pharmaceuticals, Inc. (a)	1,128
151	Orexigen Therapeutics, Inc. (a) (c)	1,217
38	Pharmasset, Inc. (a)	1,650
58	Savient Pharmaceuticals, Inc. (a) (c)	648
36	Seattle Genetics, Inc. (a)	535
54	Tengion, Inc. (a)	138

		16,058

	Health Care Equipment & Supplies — 3.3%
70	Align Technology, Inc. (a)	1,362
106	American Medical Systems Holdings, Inc. (a)	1,993
113	Cantel Medical Corp.	2,632
39	DynaVox, Inc., Class A (a)	201
53	GenMark Diagnostics, Inc. (a)	215
29	Greatbatch, Inc. (a)	688
18	HeartWare International, Inc. (a)	1,576
86	Immucor, Inc. (a)	1,695
47	Insulet Corp. (a)	730
19	Integra LifeSciences Holdings Corp. (a)	889

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — Continued
29	MELA Sciences, Inc. (a) (c)	96
31	Orthofix International N.V., (Netherlands) (a)	896
28	Sirona Dental Systems, Inc. (a)	1,187
74	STERIS Corp.	2,680
24	Thoratec Corp. (a)	683

		17,523

	Health Care Providers & Services — 4.1%
93	Allied Healthcare International, Inc. (a)	232
23	AMERIGROUP Corp. (a)	1,006
363	Continucare Corp. (a)	1,699
9	Emergency Medical Services Corp., Class A (a)	601
332	Five Star Quality Care, Inc. (a)	2,347
53	Genoptix, Inc. (a)	1,004
72	Gentiva Health Services, Inc. (a)	1,910
63	Hanger Orthopedic Group, Inc. (a)	1,327
63	Healthsouth Corp. (a)	1,309
123	Healthspring, Inc. (a)	3,261
220	Metropolitan Health Networks, Inc. (a)	983
64	Owens & Minor, Inc.	1,879
32	Providence Service Corp. (The) (a)	518
60	RehabCare Group, Inc. (a)	1,410
83	Triple-S Management Corp., Class B (a)	1,589
13	US Physical Therapy, Inc. (a)	256
10	WellCare Health Plans, Inc. (a)	314

		21,645

	Life Sciences Tools & Services — 0.4%
47	Enzo Biochem, Inc. (a)	249
42	eResearchTechnology, Inc. (a)	306
90	Kendle International, Inc. (a)	984
28	Pacific Biosciences of California, Inc. (a) (c)	439

		1,978

	Pharmaceuticals — 1.6%
45	Ardea Biosciences, Inc. (a)	1,175
152	AVANIR Pharmaceuticals, Inc., Class A (a) (c)	620
115	Cadence Pharmaceuticals, Inc. (a) (c)	869
24	Cardiome Pharma Corp., (Canada) (a)	153
69	Impax Laboratories, Inc. (a)	1,388
45	MAP Pharmaceuticals, Inc. (a)	760
37	Par Pharmaceutical Cos., Inc. (a)	1,440
37	Salix Pharmaceuticals Ltd. (a)	1,714
33	XenoPort, Inc. (a)	280

		8,399

	Total Health Care	65,603

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	21

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Industrials — 16.2%
	Aerospace & Defense — 2.2%
17	Ceradyne, Inc. (a)	549
10	Curtiss-Wright Corp.	342
45	Esterline Technologies Corp. (a)	3,059
345	GenCorp, Inc. (a)	1,785
13	HEICO Corp. (c)	661
16	LMI Aerospace, Inc. (a)	256
52	Triumph Group, Inc.	4,649

		11,301

	Air Freight & Logistics — 1.0%
66	Atlas Air Worldwide Holdings, Inc. (a)	3,701
43	Hub Group, Inc., Class A (a)	1,504

		5,205

	Airlines — 1.4%
12	Alaska Air Group, Inc. (a)	680
392	Hawaiian Holdings, Inc. (a)	3,072
158	Republic Airways Holdings, Inc. (a)	1,153
43	SkyWest, Inc.	676
84	United Continental Holdings, Inc. (a)	2,009

		7,590

	Building Products — 0.5%
26	A.O. Smith Corp.	971
9	Gibraltar Industries, Inc. (a)	118
42	Insteel Industries, Inc.	527
4	NCI Building Systems, Inc. (a)	53
44	Quanex Building Products Corp.	844
7	Trex Co., Inc. (a) (c)	163

		2,676

	Commercial Services & Supplies — 2.4%
54	ACCO Brands Corp. (a)	459
229	Cenveo, Inc. (a)	1,224
182	Deluxe Corp.	4,183
24	Ennis, Inc.	417
57	Herman Miller, Inc.	1,445
7	HNI Corp.	225
95	Knoll, Inc.	1,583
36	Metalico, Inc. (a) (c)	209
34	Standard Register Co. (The)	116
19	Team, Inc. (a)	457
20	UniFirst Corp.	1,090
16	United Stationers, Inc. (a)	1,027
2	Waste Connections, Inc.	41

		12,476

SHARES	SECURITY DESCRIPTION	VALUE($)

	Construction & Engineering — 1.0%
88	EMCOR Group, Inc. (a)	2,559
61	MasTec, Inc. (a)	884
4	Michael Baker Corp. (a)	137
86	Tutor Perini Corp.	1,833

		5,413

	Electrical Equipment — 2.8%
50	Acuity Brands, Inc.	2,860
57	EnerSys (a)	1,840
232	GrafTech International Ltd. (a)	4,603
17	Polypore International, Inc. (a)	709
71	Regal-Beloit Corp.	4,727

		14,739

	Industrial Conglomerates — 0.0% (g)
8	Standex International Corp.	227

	Machinery — 3.1%
46	Barnes Group, Inc.	955
13	Chart Industries, Inc. (a)	436
50	CIRCOR International, Inc.	2,131
57	Columbus McKinnon Corp. (a)	1,160
106	EnPro Industries, Inc. (a)	4,405
140	Force Protection, Inc. (a)	769
11	Middleby Corp. (a)	929
59	Trimas Corp. (a)	1,215
78	Wabtec Corp.	4,126
9	Watts Water Technologies, Inc., Class A	333

		16,459

	Marine — 0.2%
224	Horizon Lines, Inc., Class A	978

	Professional Services — 0.0% (g)
16	GP Strategies Corp. (a)	159

	Road & Rail — 0.3%
12	Dollar Thrifty Automotive Group, Inc. (a)	549
64	Quality Distribution, Inc. (a)	577
36	Swift Transporation Co. (a)	444

		1,570

	Trading Companies & Distributors — 1.3%
42	Aircastle Ltd.	436
123	Applied Industrial Technologies, Inc.	4,002
26	Beacon Roofing Supply, Inc. (a)	468
32	Interline Brands, Inc. (a)	733
41	United Rentals, Inc. (a)	942

		6,581

	Total Industrials	85,374

SEE NOTES TO FINANCIAL STATEMENTS.

22	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Information Technology — 15.8%
	Communications Equipment — 2.2%
170	Arris Group, Inc. (a)	1,909
51	Black Box Corp.	1,938
22	Blue Coat Systems, Inc. (a)	651
29	Comtech Telecommunications Corp.	793
37	InterDigital, Inc. (a)	1,532
2	Meru Networks, Inc. (a) (c)	26
24	NETGEAR, Inc. (a)	812
17	Oplink Communications, Inc. (a)	321
36	Plantronics, Inc.	1,336
32	Polycom, Inc. (a)	1,232
69	Symmetricom, Inc. (a)	489
37	Tekelec (a)	445

		11,484

	Computers & Peripherals — 0.6%
27	Imation Corp. (a)	273
443	Quantum Corp. (a)	1,649
24	Synaptics, Inc. (a) (c)	710
40	Xyratex Ltd., (United Kingdom) (a)	657

		3,289

	Electronic Equipment, Instruments & Components — 1.7%
23	Aeroflex Holding Corp. (a)	382
71	Brightpoint, Inc. (a)	619
20	Checkpoint Systems, Inc. (a)	409
30	Daktronics, Inc.	473
33	DDi Corp.	386
38	Insight Enterprises, Inc. (a)	496
13	Littelfuse, Inc.	607
9	Measurement Specialties, Inc. (a)	276
40	Newport Corp. (a)	690
34	Plexus Corp. (a)	1,046
43	Power-One, Inc. (a) (c)	436
68	RadiSys Corp. (a)	601
21	Spectrum Control, Inc. (a)	313
47	SYNNEX Corp. (a)	1,469
46	TTM Technologies, Inc. (a)	681

		8,884

	Internet Software & Services — 0.7%
6	Ancestry.com, Inc. (a)	173
19	Art Technology Group, Inc. (a)	115
152	EarthLink, Inc.	1,303
42	IntraLinks Holdings, Inc. (a)	789
30	SciQuest, Inc. (a)	384
159	United Online, Inc.	1,050

		3,814

SHARES		SECURITY DESCRIPTION	VALUE($)

		IT Services — 1.9%
29		CACI International, Inc., Class A (a)	1,549
134		CIBER, Inc. (a)	625
28		CSG Systems International, Inc. (a)	523
21		FleetCor Technologies, Inc. (a)	662
29		Gartner, Inc. (a)	949
11		iGate Corp.	221
17		ManTech International Corp., Class A (a)	690
8		MAXIMUS, Inc.	512
19		TeleTech Holdings, Inc. (a)	397
27		Unisys Corp. (a)	711
42		VeriFone Systems, Inc. (a)	1,604
32		Wright Express Corp. (a)	1,467

			9,910

		Semiconductors & Semiconductor Equipment — 4.1%
25		Alpha & Omega Semiconductor Ltd. (a)	321
196		Amkor Technology, Inc. (a) (c)	1,447
168		Cirrus Logic, Inc. (a) (c)	2,691
112		Entegris, Inc. (a)	836
—	(h)	FEI Co. (a)	3
62		GT Solar International, Inc. (a) (c)	563
30		Inphi Corp. (a)	603
80		Kulicke & Soffa Industries, Inc. (a)	573
98		Lattice Semiconductor Corp. (a)	591
62		Micrel, Inc.	800
60		MIPS Technologies, Inc. (a)	905
22		MKS Instruments, Inc. (a)	526
38		Photronics, Inc. (a)	225
222		PMC-Sierra, Inc. (a)	1,904
477		RF Micro Devices, Inc. (a)	3,507
15		Sigma Designs, Inc. (a)	215
183		Skyworks Solutions, Inc. (a)	5,236
49		TriQuint Semiconductor, Inc. (a)	574

			21,520

		Software — 4.6%
58		Actuate Corp. (a)	330
17		Ariba, Inc. (a)	405
199		Aspen Technology, Inc. (a)	2,532
24		Deltek, Inc. (a)	176
24		Ebix, Inc. (a) (c)	561
38		Epicor Software Corp. (a)	382
188		JDA Software Group, Inc. (a)	5,260
72		Lawson Software, Inc. (a)	666
117		Magma Design Automation, Inc. (a)	584
27		Netscout Systems, Inc. (a)	626
81		Parametric Technology Corp. (a)	1,829

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	23

JPMorgan Small Cap Core Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
30	Progress Software Corp. (a)	1,257
42	Quest Software, Inc. (a)	1,154
2	RealD, Inc. (a)	45
13	Rovi Corp. (a)	781
34	Smith Micro Software, Inc. (a)	527
8	SS&C Technologies Holdings, Inc. (a)	165
181	Take-Two Interactive Software, Inc. (a)	2,218
397	THQ, Inc. (a)	2,405
72	TIBCO Software, Inc. (a)	1,413
48	TiVo, Inc. (a)	416
42	VirnetX Holding Corp. (c)	621

		24,353

	Total Information Technology	83,254

	Materials — 4.8%
	Chemicals — 2.3%
44	H.B. Fuller Co.	893
47	Innophos Holdings, Inc.	1,689
52	Koppers Holdings, Inc.	1,857
28	Kraton Performance Polymers, Inc. (a)	851
229	Omnova Solutions, Inc. (a)	1,917
203	PolyOne Corp. (a)	2,538
24	Solutia, Inc. (a)	556
122	Spartech Corp. (a)	1,145
19	W.R. Grace & Co. (a)	667

		12,113

	Containers & Packaging — 1.1%
76	Boise, Inc.	603
60	Myers Industries, Inc.	581
56	Rock-Tenn Co., Class A	3,032
48	Silgan Holdings, Inc.	1,730

		5,946

	Metals & Mining — 0.6%
52	Hecla Mining Co. (a) (c)	583
16	Noranda Aluminum Holding Corp. (a)	226
121	Worthington Industries, Inc.	2,225

		3,034

	Paper & Forest Products — 0.8%
116	Buckeye Technologies, Inc.	2,429
2	Clearwater Paper Corp. (a)	188
25	Schweitzer-Mauduit International, Inc.	1,585

		4,202

	Total Materials	25,295

SHARES	SECURITY DESCRIPTION	VALUE($)

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 0.9%
397	Cincinnati Bell, Inc. (a)	1,111
96	Consolidated Communications Holdings, Inc.	1,855
30	Neutral Tandem, Inc. (a)	429
193	Premiere Global Services, Inc. (a)	1,309

		4,704

	Wireless Telecommunication Services — 0.4%
76	Syniverse Holdings, Inc. (a)	2,329

	Total Telecommunication Services	7,033

	Utilities — 3.0%
	Electric Utilities — 2.1%
13	Central Vermont Public Service Corp.	273
101	El Paso Electric Co. (a)	2,781
60	IDACORP, Inc.	2,215
14	MGE Energy, Inc.	590
73	Portland General Electric Co.	1,582
22	UniSource Energy Corp.	792
108	Westar Energy, Inc.	2,705

		10,938

	Gas Utilities — 0.9%
10	Chesapeake Utilities Corp.	398
45	New Jersey Resources Corp.	1,929
4	Nicor, Inc.	215
14	Northwest Natural Gas Co.	641
25	Southwest Gas Corp.	928
16	WGL Holdings, Inc.	576

		4,687

	Total Utilities	15,625

	Total Common Stocks (Cost $392,660)	517,218

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 0.2%
705	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $708)	708

SHARES
Short-Term Investment — 1.5%
	Investment Company — 1.5%
8,057	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $8,057)	8,057

SEE NOTES TO FINANCIAL STATEMENTS.

24	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment of Cash Collateral for Securities on Loan — 4.1%
	Investment Company — 4.1%
21,775	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $21,775)	21,775

	Total Investments — 104.0% (Cost $423,200)	547,758
	Liabilities in Excess of Other Assets — (4.0)%	(21,040)

	NET ASSETS — 100.0%	$526,718

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
105	E-mini Russell 2000	03/18/11	$8,214	$184

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	25

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 96.1%
	Consumer Discretionary — 18.5%
	Auto Components — 0.3%
249	Drew Industries, Inc.	5,651

	Distributors — 1.0%
984	Pool Corp.	22,175

	Diversified Consumer Services — 0.4%
977	Archipelago Learning, Inc. (a) (c)	9,582

	Hotels, Restaurants & Leisure — 6.1%
1,191	Brinker International, Inc.	24,862
262	Cracker Barrel Old Country Store, Inc.	14,322
124	Life Time Fitness, Inc. (a)	5,076
731	Monarch Casino & Resort, Inc. (a)	9,140
1,357	Papa John’s International, Inc. (a)	37,599
968	Penn National Gaming, Inc. (a)	34,035
1,137	Shuffle Master, Inc. (a)	13,017

		138,051

	Household Durables — 2.8%
1,615	Jarden Corp.	49,841
732	Toll Brothers, Inc. (a)	13,913

		63,754

	Internet & Catalog Retail — 1.5%
813	Nutrisystem, Inc. (c)	17,093
861	PetMed Express, Inc. (c)	15,339

		32,432

	Leisure Equipment & Products — 0.8%
992	Brunswick Corp.	18,594

	Media — 1.7%
930	Cinemark Holdings, Inc.	16,033
431	Morningstar, Inc.	22,872

		38,905

	Specialty Retail — 3.3%
1,672	Chico’s FAS, Inc.	20,117
842	Dick’s Sporting Goods, Inc. (a)	31,556
646	Williams-Sonoma, Inc.	23,059

		74,732

	Textiles, Apparel & Luxury Goods — 0.6%
743	Iconix Brand Group, Inc. (a)	14,338

	Total Consumer Discretionary	418,214

	Consumer Staples — 2.3%
	Beverages — 1.4%
612	Hansen Natural Corp. (a)	31,981

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — 0.9%
421	J&J Snack Foods Corp.	20,326

	Total Consumer Staples	52,307

	Energy — 5.9%
	Energy Equipment & Services — 3.6%
1,018	Exterran Holdings, Inc. (a)	24,378
1,301	Patterson-UTI Energy, Inc.	28,030
545	Tidewater, Inc.	29,327

		81,735

	Oil, Gas & Consumable Fuels — 2.3%
632	Approach Resources, Inc. (a)	14,599
221	Cimarex Energy Co.	19,521
1,166	Resolute Energy Corp. (a) (c)	17,215

		51,335

	Total Energy	133,070

	Financials — 21.5%
	Capital Markets — 5.8%
967	Calamos Asset Management, Inc., Class A	13,541
902	Epoch Holding Corp.	14,015
249	Greenhill & Co., Inc.	20,303
2,220	HFF, Inc., Class A (a)	21,445
404	JMP Group, Inc.	3,086
965	KBW, Inc.	26,937
103	LPL Investment Holdings, Inc. (a)	3,750
1,830	optionsXpress Holdings, Inc.	28,671

		131,748

	Commercial Banks — 6.8%
1,263	Associated Banc-Corp.	19,130
1,434	First Financial Bancorp	26,501
72	First of Long Island Corp. (The)	2,092
273	First Republic Bank (a)	7,959
740	Glacier Bancorp, Inc.	11,174
643	Iberiabank Corp.	38,029
2,702	Umpqua Holdings Corp.	32,910
2,203	Western Alliance Bancorp (a)	16,214

		154,009

	Insurance — 3.5%
983	eHealth, Inc. (a) (c)	13,955
831	ProAssurance Corp. (a)	50,377
276	RLI Corp. (c)	14,527

		78,859

	Real Estate Investment Trusts (REITs) — 3.5%
676	EastGroup Properties, Inc.	28,625
415	Mid-America Apartment Communities, Inc.	26,378

SEE NOTES TO FINANCIAL STATEMENTS.

26	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
916	National Retail Properties, Inc.	24,265

		79,268

	Real Estate Management & Development — 0.6%
412	FirstService Corp., (Canada) (a)	12,463

	Thrifts & Mortgage Finance — 1.3%
2,127	First Niagara Financial Group, Inc.	29,730

	Total Financials	486,077

	Health Care — 10.2%
	Biotechnology — 1.1%
1,071	Myriad Genetics, Inc. (a)	24,460

	Health Care Equipment & Supplies — 1.1%
363	IDEXX Laboratories, Inc. (a) (c)	25,140

	Health Care Providers & Services — 6.8%
571	Catalyst Health Solutions, Inc. (a)	26,547
1,582	Coventry Health Care, Inc. (a)	41,775
505	MWI Veterinary Supply, Inc. (a)	31,877
1,421	PSS World Medical, Inc. (a)	32,110
948	VCA Antech, Inc. (a)	22,066

		154,375

	Health Care Technology — 0.9%
1,373	Omnicell, Inc. (a)	19,836

	Pharmaceuticals — 0.3%
1,012	Cumberland Pharmaceuticals, Inc. (a) (c)	6,062

	Total Health Care	229,873

	Industrials — 15.5%
	Aerospace & Defense — 1.9%
587	TransDigm Group, Inc. (a)	42,258

	Air Freight & Logistics — 0.6%
435	Forward Air Corp.	12,337

	Building Products — 0.4%
699	NCI Building Systems, Inc. (a)	9,773

	Commercial Services & Supplies — 5.0%
2,683	ACCO Brands Corp. (a)	22,863
1,063	Herman Miller, Inc.	26,890
1,493	KAR Auction Services, Inc. (a)	20,603
1,576	Waste Connections, Inc.	43,397

		113,753

	Construction & Engineering — 0.9%
1,553	Comfort Systems USA, Inc.	20,453

	Electrical Equipment — 0.8%
260	Regal-Beloit Corp.	17,324

SHARES	SECURITY DESCRIPTION	VALUE($)

	Machinery — 4.5%
89	Altra Holdings, Inc. (a)	1,772
985	Douglas Dynamics, Inc.	14,928
850	Kaydon Corp.	34,618
805	RBC Bearings, Inc. (a)	31,466
620	Terex Corp. (a)	19,257

		102,041

	Professional Services — 0.9%
366	CoStar Group, Inc. (a)	21,070

	Road & Rail — 0.5%
540	Knight Transportation, Inc.	10,266

	Total Industrials	349,275

	Information Technology — 10.0%
	Electronic Equipment, Instruments & Components — 1.3%
487	Anixter International, Inc.	29,065

	Internet Software & Services — 1.4%
1,435	Dice Holdings, Inc. (a)	20,597
230	SciQuest, Inc. (a)	2,989
303	Vocus, Inc. (a)	8,389

		31,975

	Semiconductors & Semiconductor Equipment — 0.6%
466	Standard Microsystems Corp. (a)	13,433

	Software — 6.7%
523	Blackboard, Inc. (a) (c)	21,611
1,104	Deltek, Inc. (a)	8,016
793	DemandTec, Inc. (a)	8,598
602	MICROS Systems, Inc. (a)	26,400
1,281	Monotype Imaging Holdings, Inc. (a)	14,216
737	NetSuite, Inc. (a) (c)	18,416
473	SolarWinds, Inc. (a)	9,109
672	Solera Holdings, Inc.	34,501
391	SuccessFactors, Inc. (a)	11,331

		152,198

	Total Information Technology	226,671

	Materials — 8.1%
	Chemicals — 1.1%
490	Scotts Miracle-Gro Co. (The), Class A	24,871

	Containers & Packaging — 5.7%
812	Aptargroup, Inc.	38,631
957	Crown Holdings, Inc. (a)	31,942
1,599	Silgan Holdings, Inc.	57,248

		127,821

	Metals & Mining — 1.3%
568	Commercial Metals Co.	9,422

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	27

JPMorgan Small Cap Equity Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Metals & Mining — Continued
222	Compass Minerals International, Inc.	19,862

		29,284

	Total Materials	181,976

	Telecommunication Services — 1.7%
	Diversified Telecommunication Services — 0.8%
1,220	Cbeyond, Inc. (a)	18,644

	Wireless Telecommunication Services — 0.9%
1,097	NTELOS Holdings Corp.	20,895

	Total Telecommunication Services	39,539

	Utilities — 2.4%
	Gas Utilities — 1.1%
539	Northwest Natural Gas Co.	25,057

	Multi-Utilities — 1.3%
999	NorthWestern Corp.	28,803

	Total Utilities	53,860

	Total Common Stocks (Cost $1,667,276)	2,170,862

SHARES	SECURITY DESCRIPTION	VALUE($)

Short-Term Investment — 3.7%
	Investment Company — 3.7%
82,964	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $82,964)	82,964

Investment of Cash Collateral for Securities on Loan — 3.8%
	Investment Company — 3.8%
84,959	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $84,959)	84,959

	Total Investments — 103.6% (Cost $1,835,199)	2,338,785
	Liabilities in Excess of Other Assets — (3.6)%	(80,592)

	NET ASSETS — 100.0%	$2,258,193

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.0%
	Consumer Discretionary — 15.9%
	Auto Components — 1.2%
240	Gentex Corp.	7,103

	Diversified Consumer Services — 2.2%
141	American Public Education, Inc. (a)	5,247
172	Archipelago Learning, Inc. (a)	1,691
135	Sotheby’s	6,080

		13,018

	Hotels, Restaurants & Leisure — 4.1%
254	Bravo Brio Restaurant Group, Inc. (a)	4,867
187	Gaylord Entertainment Co. (a)	6,724
727	Morgans Hotel Group Co. (a)	6,596
117	Vail Resorts, Inc. (a)	6,110

		24,297

	Internet & Catalog Retail — 0.9%
242	Nutrisystem, Inc. (c)	5,081

	Media — 1.8%
57	Morningstar, Inc.	3,020
372	National CineMedia, Inc.	7,411

		10,431

	Specialty Retail — 2.4%
150	hhgregg, Inc. (a) (c)	3,138
99	Lumber Liquidators Holdings, Inc. (a) (c)	2,463
467	OfficeMax, Inc. (a)	8,259

		13,860

	Textiles, Apparel & Luxury Goods — 3.3%
242	CROCS, Inc. (a)	4,136
89	Deckers Outdoor Corp. (a)	7,097
66	Under Armour, Inc., Class A (a) (c)	3,592
130	Vera Bradley, Inc. (a)	4,293

		19,118

	Total Consumer Discretionary	92,908

	Energy — 3.9%
	Energy Equipment & Services — 1.3%
54	CARBO Ceramics, Inc.	5,570
226	Global Geophysical Services, Inc. (a)	2,346

		7,916

	Oil, Gas & Consumable Fuels — 2.6%
100	Concho Resources, Inc. (a)	8,750
171	Forest Oil Corp. (a)	6,489

		15,239

	Total Energy	23,155

SHARES	SECURITY DESCRIPTION	VALUE($)

	Financials — 6.4%
	Capital Markets — 3.9%
62	Affiliated Managers Group, Inc. (a)	6,171
378	Financial Engines, Inc. (a) (c)	7,502
528	Gleacher & Co., Inc. (a)	1,252
34	Greenhill & Co., Inc.	2,752
422	PennantPark Investment Corp.	5,162

		22,839

	Commercial Banks — 1.1%
64	City National Corp.	3,933
48	Signature Bank (a)	2,385

		6,318

	Diversified Financial Services — 0.7%
108	MSCI, Inc., Class A (a)	4,200

	Insurance — 0.7%
65	ProAssurance Corp. (a)	3,912

	Total Financials	37,269

	Health Care — 19.8%
	Biotechnology — 4.6%
81	Acorda Therapeutics, Inc. (a)	2,194
656	Ariad Pharmaceuticals, Inc. (a)	3,343
210	AVEO Pharmaceuticals, Inc. (a)	3,069
526	Halozyme Therapeutics, Inc. (a)	4,168
349	Idenix Pharmaceuticals, Inc. (a)	1,761
146	Incyte Corp., Ltd. (a)	2,414
96	Onyx Pharmaceuticals, Inc. (a)	3,521
69	Pharmasset, Inc. (a)	3,000
145	Theravance, Inc. (a)	3,626

		27,096

	Health Care Equipment & Supplies — 3.2%
149	Imris, Inc., (Canada) (a)	853
411	Insulet Corp. (a)	6,374
152	Masimo Corp.	4,413
318	MELA Sciences, Inc. (a) (c)	1,067
253	Syneron Medical Ltd., (Israel) (a)	2,573
123	Thoratec Corp. (a)	3,488

		18,768

	Health Care Providers & Services — 3.6%
443	Emeritus Corp. (a)	8,724
253	Health Net, Inc. (a)	6,907
207	Healthspring, Inc. (a)	5,494

		21,125

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	29

JPMorgan Small Cap Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Technology — 3.3%
338	MedAssets, Inc. (a)	6,823
562	Omnicell, Inc. (a)	8,121
298	Vital Images, Inc. (a)	4,160

		19,104

	Life Sciences Tools & Services — 2.6%
480	Bruker Corp. (a)	7,974
702	Enzo Biochem, Inc. (a)	3,707
151	Icon plc, (Ireland), ADR (a)	3,310

		14,991

	Pharmaceuticals — 2.5%
242	Aegerion Pharmaceuticals, Inc. (a) (c)	3,432
284	Cumberland Pharmaceuticals, Inc. (a)	1,699
323	Nektar Therapeutics (a)	4,145
345	Sucampo Pharmaceuticals, Inc., Class A (a) (c)	1,325
233	ViroPharma, Inc. (a)	4,041

		14,642

	Total Health Care	115,726

	Industrials — 20.8%
	Aerospace & Defense — 2.6%
222	DigitalGlobe, Inc. (a)	7,039
166	HEICO Corp. (c)	8,454

		15,493

	Building Products — 2.9%
107	Lennox International, Inc.	5,037
181	Simpson Manufacturing Co., Inc.	5,579
261	Trex Co., Inc. (a) (c)	6,250

		16,866

	Commercial Services & Supplies — 0.7%
167	GEO Group, Inc. (The) (a)	4,115

	Electrical Equipment — 4.2%
117	Acuity Brands, Inc.	6,730
216	EnerSys (a)	6,953
321	Generac Holdings, Inc. (a)	5,187
168	General Cable Corp. (a)	5,895

		24,765

	Industrial Conglomerates — 1.0%
145	Carlisle Cos., Inc.	5,746

	Machinery — 3.5%
192	Graco, Inc.	7,575
77	Middleby Corp. (a)	6,517
117	Wabtec Corp.	6,204

		20,296

SHARES	SECURITY DESCRIPTION	VALUE($)

	Professional Services — 1.4%
287	Heidrick & Struggles International, Inc.	8,231

	Road & Rail — 3.5%
618	Avis Budget Group, Inc. (a)	9,619
183	Marten Transport Ltd.	3,906
229	Old Dominion Freight Line, Inc. (a)	7,338

		20,863

	Trading Companies & Distributors — 1.0%
277	Rush Enterprises, Inc., Class A (a)	5,654

	Total Industrials	122,029

	Information Technology — 27.9%
	Communications Equipment — 2.3%
191	Riverbed Technology, Inc. (a)	6,700
144	ViaSat, Inc. (a)	6,410

		13,110

	Computers & Peripherals — 1.0%
214	Compellent Technologies, Inc. (a)	5,893

	Internet Software & Services — 4.2%
276	DealerTrack Holdings, Inc. (a)	5,534
276	IntraLinks Holdings, Inc. (a)	5,164
164	LogMeIn, Inc. (a)	7,259
214	Rackspace Hosting, Inc. (a) (c)	6,728

		24,685

	Semiconductors & Semiconductor Equipment — 8.3%
211	Cavium Networks, Inc. (a)	7,951
106	Cymer, Inc. (a)	4,759
114	Hittite Microwave Corp. (a)	6,931
255	Inphi Corp. (a)	5,113
301	Mellanox Technologies Ltd., (Israel) (a)	7,880
295	Monolithic Power Systems, Inc. (a)	4,865
403	TriQuint Semiconductor, Inc. (a)	4,709
172	Varian Semiconductor Equipment Associates, Inc. (a)	6,351

		48,559

	Software — 12.1%
197	Blackboard, Inc. (a) (c)	8,124
247	BroadSoft, Inc. (a)	5,896
94	Concur Technologies, Inc. (a)	4,855
203	Fortinet, Inc. (a)	6,577
201	NetSuite, Inc. (a) (c)	5,019
384	Nuance Communications, Inc. (a) (c)	6,976
214	RealPage, Inc. (a)	6,610
354	SolarWinds, Inc. (a)	6,805
235	Sourcefire, Inc. (a)	6,104

SEE NOTES TO FINANCIAL STATEMENTS.

30	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
260	Taleo Corp., Class A (a)	7,196
336	TIBCO Software, Inc. (a)	6,622

		70,784

	Total Information Technology	163,031

	Materials — 1.8%
	Chemicals — 1.0%
195	Innospec, Inc. (a)	3,977
97	STR Holdings, Inc. (a) (c)	1,936

		5,913

	Metals & Mining — 0.8%
280	Commercial Metals Co.	4,650

	Total Materials	10,563

	Telecommunication Services — 0.5%
	Diversified Telecommunication Services — 0.5%
182	Cbeyond, Inc. (a)	2,785

	Total Common Stocks (Cost $418,509)	567,466

SHARES	SECURITY DESCRIPTION	VALUE($)
Short-Term Investment — 2.9%
	Investment Company — 2.9%
16,792	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $16,792)	16,792

Investment of Cash Collateral for Securities on Loan — 7.3%
	Investment Company — 7.3%
42,839	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $42,839)	42,839

	Total Investments — 107.2% (Cost $478,140)	627,097
	Liabilities in Excess of Other Assets — (7.2)%	(41,850)

	NET ASSETS — 100.0%	$585,247

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	31

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 98.0%
	Consumer Discretionary — 11.5%
	Auto Components — 0.7%
13	Autoliv, Inc., (Sweden)	1,026
110	Superior Industries International, Inc.	2,339

		3,365

	Distributors — 0.0% (g)
18	Audiovox Corp., Class A (a)	153

	Diversified Consumer Services — 0.3%
21	Regis Corp.	340
159	Stewart Enterprises, Inc., Class A	1,064

		1,404

	Hotels, Restaurants & Leisure — 1.7%
5	Biglari Holdings, Inc. (a)	2,051
60	Bravo Brio Restaurant Group, Inc. (a)	1,146
172	Isle of Capri Casinos, Inc. (a)	1,754
222	O’Charley’s, Inc. (a)	1,599
5	PF Chang’s China Bistro, Inc. (c)	242
18	Ruby Tuesday, Inc. (a)	238
131	Ruth’s Hospitality Group, Inc. (a)	607
23	Wyndham Worldwide Corp.	689

		8,326

	Household Durables — 2.2%
87	American Greetings Corp., Class A	1,917
53	Blyth, Inc.	1,817
193	Furniture Brands International, Inc. (a)	991
69	Helen of Troy Ltd., (Bermuda) (a)	2,043
106	La-Z-Boy, Inc. (a)	954
135	Leggett & Platt, Inc.	3,070
12	Lifetime Brands, Inc. (a)	163

		10,955

	Leisure Equipment & Products — 0.7%
43	Arctic Cat, Inc. (a)	628
25	Brunswick Corp.	468
120	JAKKS Pacific, Inc. (a)	2,194

		3,290

	Media — 1.2%
95	Belo Corp., Class A (a)	670
6	Carmike Cinemas, Inc. (a)	50
47	Crown Media Holdings, Inc., Class A (a) (c)	122
36	Cumulus Media, Inc., Class A (a) (c)	153
92	Dex One Corp. (a)	683
36	Entercom Communications Corp., Class A (a)	414
86	Journal Communications, Inc., Class A (a)	435
59	Scholastic Corp. (c)	1,734

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
230	Sinclair Broadcast Group, Inc., Class A	1,880

		6,141

	Multiline Retail — 1.3%
96	Bon-Ton Stores, Inc. (The) (a) (c)	1,217
129	Dillard’s, Inc., Class A	4,890
58	Saks, Inc. (a)	624

		6,731

	Specialty Retail — 2.5%
44	AnnTaylor Stores Corp. (a)	1,191
33	Cache, Inc. (a)	145
27	Cato Corp. (The), Class A	751
164	Charming Shoppes, Inc. (a)	581
305	Conn’s, Inc. (a) (c)	1,425
105	Finish Line, Inc. (The), Class A	1,807
117	Haverty Furniture Cos., Inc.	1,521
33	MarineMax, Inc. (a)	308
111	Midas, Inc. (a)	900
127	Pacific Sunwear of California, Inc. (a)	688
83	Rent-A-Center, Inc.	2,673
13	Signet Jewelers Ltd., (Bermuda) (a)	573

		12,563

	Textiles, Apparel & Luxury Goods — 0.9%
53	Oxford Industries, Inc.	1,347
63	Perry Ellis International, Inc. (a)	1,742
32	Timberland Co. (The), Class A (a)	785
13	Unifi, Inc. (a)	217
15	Wolverine World Wide, Inc.	462

		4,553

	Total Consumer Discretionary	57,481

	Consumer Staples — 2.5%
	Beverages — 0.0% (g)
30	MGP Ingredients, Inc.	330

	Food & Staples Retailing — 0.5%
4	Andersons, Inc. (The)	127
13	Fresh Market, Inc. (The) (a)	536
33	Nash Finch Co.	1,398
22	Pantry, Inc. (The) (a)	427

		2,488

	Food Products — 0.5%
70	B&G Foods, Inc.	957
106	Dole Food Co., Inc. (a) (c)	1,438

		2,395

SEE NOTES TO FINANCIAL STATEMENTS.

32	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Household Products — 0.7%
355	Central Garden & Pet Co., Class A (a)	3,510

	Personal Products — 0.8%
62	Inter Parfums, Inc.	1,171
25	Nu Skin Enterprises, Inc., Class A	766
165	Prestige Brands Holdings, Inc. (a)	1,969

		3,906

	Total Consumer Staples	12,629

	Energy — 6.3%
	Energy Equipment & Services — 3.2%
747	Cal Dive International, Inc. (a)	4,234
60	Complete Production Services, Inc. (a)	1,764
31	Global Geophysical Services, Inc. (a)	316
21	Gulf Island Fabrication, Inc.	583
45	Helix Energy Solutions Group, Inc. (a)	549
632	Hercules Offshore, Inc. (a)	2,185
341	Key Energy Services, Inc. (a) (c)	4,420
76	Pioneer Drilling Co. (a)	671
43	Tesco Corp., (Canada) (a)	683
4	Tetra Technologies, Inc. (a)	49
48	Union Drilling, Inc. (a)	346

		15,800

	Oil, Gas & Consumable Fuels — 3.1%
5	Alon USA Energy, Inc. (c)	30
89	Cloud Peak Energy, Inc. (a)	2,065
13	Delta Petroleum Corp. (a) (c)	10
66	DHT Holdings, Inc., (United Kingdom)	305
120	Energy Partners Ltd. (a)	1,785
12	Frontline Ltd., (Bermuda)	297
8	Overseas Shipholding Group, Inc.	283
51	Penn Virginia Corp.	858
350	Petroquest Energy, Inc. (a)	2,635
80	Stone Energy Corp. (a)	1,777
40	Swift Energy Co. (a)	1,582
13	Targa Resources Corp. (a)	349
186	VAALCO Energy, Inc. (a)	1,332
133	W&T Offshore, Inc.	2,373

		15,681

	Total Energy	31,481

	Financials — 35.4%
	Capital Markets — 1.6%
19	Affiliated Managers Group, Inc. (a)	1,865
17	GAMCO Investors, Inc., Class A	802
43	Gladstone Capital Corp. (c)	494

SHARES	SECURITY DESCRIPTION	VALUE ($)

	Capital Markets — Continued
39	Gladstone Investment Corp.	294
41	Investment Technology Group, Inc. (a)	673
32	Janus Capital Group, Inc.	418
172	MCG Capital Corp.	1,197
48	NGP Capital Resources Co.	441
27	Oppenheimer Holdings, Inc., Class A	700
33	Piper Jaffray Cos. (a)	1,155

		8,039

	Commercial Banks — 11.3%
46	1st Source Corp.	927
61	1st United Bancorp, Inc. (a)	420
37	BancFirst Corp.	1,540
76	Bank of Hawaii Corp.	3,602
96	Cathay General Bancorp	1,608
28	Centerstate Banks, Inc.	221
3	Century Bancorp, Inc., Class A	91
34	Chemical Financial Corp.	744
143	Citizens Republic Bancorp, Inc. (a)	88
82	City Holding Co.	2,967
63	Community Bank System, Inc.	1,761
52	Community Trust Bancorp, Inc.	1,503
21	Cullen/Frost Bankers, Inc.	1,296
29	Financial Institutions, Inc.	541
397	First Bancorp (a) (c)	183
91	First Busey Corp. (c)	428
4	First Citizens BancShares, Inc., Class A	681
619	First Commonwealth Financial Corp.	4,382
20	First Community Bancshares, Inc.	305
120	First Financial Bancorp	2,218
12	First Financial Bankshares, Inc. (c)	599
31	First Interstate Bancsystem, Inc.	479
21	First Merchants Corp.	187
10	First South Bancorp, Inc.	65
186	FirstMerit Corp.	3,690
218	FNB Corp.	2,136
1	Fulton Financial Corp.	12
25	Heartland Financial USA, Inc.	443
25	Lakeland Bancorp, Inc. (c)	273
13	Lakeland Financial Corp.	281
81	MainSource Financial Group, Inc.	839
56	MB Financial, Inc.	970
28	Metro Bancorp, Inc. (a)	304
63	Nara Bancorp, Inc. (a)	614
10	S&T Bancorp, Inc. (c)	230
2	SCBT Financial Corp.	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	33

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Banks — Continued
8	Sierra Bancorp (c)	85
45	Simmons First National Corp., Class A	1,288
84	Southwest Bancorp, Inc. (a)	1,047
27	State Bancorp, Inc.	252
8	Suffolk Bancorp (c)	195
182	Susquehanna Bancshares, Inc.	1,765
29	SVB Financial Group (a)	1,522
206	TCF Financial Corp.	3,045
19	Tompkins Financial Corp.	724
67	Trustmark Corp.	1,672
87	UMB Financial Corp.	3,620
43	Umpqua Holdings Corp.	526
75	United Community Banks, Inc. (a)	146
31	Washington Trust Bancorp, Inc.	683
9	West Bancorp, Inc.	67
117	West Coast Bancorp (a) (c)	331
26	Westamerica Bancorp	1,426
94	Whitney Holding Corp.	1,331

		56,423

	Consumer Finance — 2.1%
105	Advance America Cash Advance Centers, Inc.	592
131	CompuCredit Holdings Corp. (a) (c)	914
11	Credit Acceptance Corp. (a)	662
99	Dollar Financial Corp. (a)	2,840
16	Netspend Holdings, Inc. (a) (c)	209
102	World Acceptance Corp. (a) (c)	5,396

		10,613

	Diversified Financial Services — 0.5%
10	Marlin Business Services Corp. (a)	128
105	PHH Corp. (a)	2,435

		2,563

	Insurance — 5.5%
320	American Equity Investment Life Holding Co.	4,020
16	Arch Capital Group Ltd., (Bermuda) (a)	1,444
31	Axis Capital Holdings Ltd., (Bermuda)	1,112
198	CNO Financial Group, Inc. (a)	1,339
64	Crawford & Co., Class B (a)	218
91	Delphi Financial Group, Inc., Class A	2,635
11	FBL Financial Group, Inc., Class A	307
44	First Mercury Financial Corp.	723
35	Hallmark Financial Services (a)	318
78	Harleysville Group, Inc.	2,869
159	Horace Mann Educators Corp.	2,865
49	Meadowbrook Insurance Group, Inc.	498

SHARES	SECURITY DESCRIPTION	VALUE($)

	Insurance — Continued
111	Platinum Underwriters Holdings Ltd., (Bermuda)	4,978
28	ProAssurance Corp. (a)	1,697
46	Selective Insurance Group, Inc.	835
31	StanCorp Financial Group, Inc.	1,395

		27,253

	Real Estate Investment Trusts (REITs) — 12.7%
29	American Capital Agency Corp.	831
323	Anworth Mortgage Asset Corp.	2,260
94	Apartment Investment & Management Co., Class A	2,437
283	Ashford Hospitality Trust, Inc. (a)	2,733
44	BioMed Realty Trust, Inc.	821
18	Brandywine Realty Trust	205
332	Capstead Mortgage Corp.	4,179
125	CBL & Associates Properties, Inc.	2,189
19	Colonial Properties Trust	348
22	Cypress Sharpridge Investments, Inc.	288
839	DCT Industrial Trust, Inc.	4,457
99	Developers Diversified Realty Corp.	1,391
153	DiamondRock Hospitality Co. (a)	1,836
21	DuPont Fabros Technology, Inc. (c)	436
12	EastGroup Properties, Inc.	512
284	Education Realty Trust, Inc.	2,205
168	FelCor Lodging Trust, Inc. (a)	1,181
60	First Industrial Realty Trust, Inc. (a) (c)	525
40	Getty Realty Corp. (c)	1,245
32	Home Properties, Inc.	1,765
93	Hospitality Properties Trust	2,131
38	LaSalle Hotel Properties	1,011
342	Lexington Realty Trust	2,717
59	LTC Properties, Inc.	1,657
384	MFA Financial, Inc.	3,137
119	Mission West Properties, Inc.	793
157	MPG Office Trust, Inc. (a) (c)	431
33	Parkway Properties, Inc.	580
41	Pebblebrook Hotel Trust	827
122	Pennsylvania Real Estate Investment Trust (c)	1,778
64	PS Business Parks, Inc. (c)	3,549
360	RAIT Financial Trust (a) (c)	788
97	Ramco-Gershenson Properties Trust	1,204
87	Redwood Trust, Inc.	1,305
70	Resource Capital Corp.	513
16	Saul Centers, Inc.	734
71	Strategic Hotels & Resorts, Inc. (a)	375
208	Sunstone Hotel Investors, Inc. (a)	2,150

SEE NOTES TO FINANCIAL STATEMENTS.

34	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Real Estate Investment Trusts (REITs) — Continued
30	Taubman Centers, Inc.	1,529
26	Universal Health Realty Income Trust	964
357	U-Store-It Trust	3,406

		63,423

	Real Estate Management & Development — 0.2%
54	Forestar Group, Inc. (a)	1,040

	Thrifts & Mortgage Finance — 1.5%
117	Astoria Financial Corp.	1,632
10	Capitol Federal Financial, Inc.	119
79	Doral Financial Corp. (a)	109
10	ESB Financial Corp. (c)	156
11	First Financial Holdings, Inc.	122
216	MGIC Investment Corp. (a)	2,205
26	OceanFirst Financial Corp.	329
72	Ocwen Financial Corp. (a)	689
225	PMI Group, Inc. (The) (a) (c)	742
70	Radian Group, Inc.	561
12	Waterstone Financial, Inc. (a) (c)	38
12	WSFS Financial Corp.	565

		7,267

	Total Financials	176,621

	Health Care — 5.4%
	Biotechnology — 0.4%
115	Alkermes, Inc. (a)	1,413
56	Bionovo, Inc. (a) (c)	63
61	Idenix Pharmaceuticals, Inc. (a)	306
55	Lexicon Pharmaceuticals, Inc. (a)	79
26	Nabi Biopharmaceuticals (a)	152
52	Tengion, Inc. (a)	131

		2,144

	Health Care Equipment & Supplies — 1.3%
50	GenMark Diagnostics, Inc. (a)	203
96	Greatbatch, Inc. (a)	2,318
55	Invacare Corp.	1,647
20	Teleflex, Inc.	1,081
394	TomoTherapy, Inc. (a)	1,423

		6,672

	Health Care Providers & Services — 2.5%
206	Cross Country Healthcare, Inc. (a)	1,748
9	Emergency Medical Services Corp., Class A (a)	601
76	LCA-Vision, Inc. (a)	439
119	Magellan Health Services, Inc. (a)	5,608
24	PharMerica Corp. (a)	271

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Providers & Services — Continued
136	Skilled Healthcare Group, Inc., Class A (a)	1,223
76	Universal American Corp.	1,546
39	US Physical Therapy, Inc. (a)	771
13	WellCare Health Plans, Inc. (a)	405

		12,612

	Health Care Technology — 0.0% (g)
11	MedQuist, Inc.	92

	Life Sciences Tools & Services — 0.3%
85	Affymetrix, Inc. (a)	429
32	Kendle International, Inc. (a)	353
26	Pacific Biosciences of California, Inc. (a) (c)	415

		1,197

	Pharmaceuticals — 0.9%
152	Medicines Co. (The) (a)	2,152
126	ViroPharma, Inc. (a)	2,182

		4,334

	Total Health Care	27,051

	Industrials — 13.8%
	Aerospace & Defense — 1.2%
45	Ceradyne, Inc. (a)	1,425
83	Cubic Corp.	3,914
98	GenCorp, Inc. (a)	504

		5,843

	Air Freight & Logistics — 0.3%
14	Atlas Air Worldwide Holdings, Inc. (a)	798
126	Pacer International, Inc. (a)	861

		1,659

	Airlines — 1.5%
21	Alaska Air Group, Inc. (a)	1,185
116	Hawaiian Holdings, Inc. (a)	911
37	Pinnacle Airlines Corp. (a)	294
218	Republic Airways Holdings, Inc. (a)	1,595
155	SkyWest, Inc.	2,421
53	United Continental Holdings, Inc. (a) (c)	1,258

		7,664

	Building Products — 0.9%
156	Gibraltar Industries, Inc. (a)	2,113
102	Insteel Industries, Inc.	1,268
5	NCI Building Systems, Inc. (a)	66
36	Quanex Building Products Corp.	686
17	Trex Co., Inc. (a) (c)	414

		4,547

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	35

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Commercial Services & Supplies — 1.7%
93	ACCO Brands Corp. (a)	790
41	American Reprographics Co. (a)	314
53	G&K Services, Inc., Class A	1,626
57	HNI Corp.	1,766
26	Knoll, Inc.	437
11	M&F Worldwide Corp. (a)	245
44	Standard Register Co. (The)	151
121	Steelcase, Inc., Class A	1,281
26	United Stationers, Inc. (a)	1,640

		8,250

	Construction & Engineering — 0.9%
147	EMCOR Group, Inc. (a)	4,266

	Electrical Equipment — 0.2%
89	LSI Industries, Inc.	753

	Industrial Conglomerates — 0.9%
1	Seaboard Corp.	1,195
43	Standex International Corp.	1,292
113	Tredegar Corp.	2,182
2	United Capital Corp. (a)	71

		4,740

	Machinery — 2.4%
46	AGCO Corp. (a)	2,305
56	American Railcar Industries, Inc. (a)	1,248
136	ArvinMeritor, Inc. (a)	2,793
17	Briggs & Stratton Corp.	341
9	Cascade Corp.	435
9	CIRCOR International, Inc.	385
8	LB Foster Co., Class A (a)	319
33	Mueller Industries, Inc.	1,089
141	Mueller Water Products, Inc., Class A	589
17	NACCO Industries, Inc., Class A	1,788
11	Tecumseh Products Co., Class A (a)	149
10	Watts Water Technologies, Inc., Class A	362

		11,803

	Marine — 0.6%
101	Excel Maritime Carriers Ltd., (Greece) (a) (c)	568
423	Horizon Lines, Inc., Class A	1,850
28	International Shipholding Corp.	714

		3,132

	Professional Services — 0.2%
127	SFN Group, Inc. (a)	1,242

	Road & Rail — 0.7%
2	Amerco, Inc. (a)	173

SHARES	SECURITY DESCRIPTION	VALUE($)

	Road & Rail — Continued
28	Arkansas Best Corp.	757
24	Celadon Group, Inc. (a)	352
19	Heartland Express, Inc.	303
40	Saia, Inc. (a)	660
33	Swift Transportation Co. (a)	414
36	Werner Enterprises, Inc.	818

		3,477

	Trading Companies & Distributors — 2.3%
77	Aircastle Ltd.	805
119	Applied Industrial Technologies, Inc.	3,863
40	BlueLinx Holdings, Inc. (a)	147
13	Interline Brands, Inc. (a)	298
49	TAL International Group, Inc.	1,510
87	WESCO International, Inc. (a)	4,615

		11,238

	Total Industrials	68,614

	Information Technology — 10.1%
	Communications Equipment — 1.4%
93	Arris Group, Inc. (a)	1,048
52	Black Box Corp.	1,983
50	CommScope, Inc. (a)	1,552
23	Comtech Telecommunications Corp.	635
29	Emulex Corp. (a)	343
8	InterDigital, Inc. (a)	325
2	Meru Networks, Inc. (a) (c)	23
55	Oplink Communications, Inc. (a)	1,019
37	Powerwave Technologies, Inc. (a)	93

		7,021

	Computers & Peripherals — 0.6%
182	Electronics for Imaging, Inc. (a)	2,602
33	Imation Corp. (a)	342
2	Quantum Corp. (a)	6

		2,950

	Electronic Equipment, Instruments & Components — 3.1%
15	Aeroflex Holding Corp. (a)	238
29	Agilysys, Inc. (a)	163
17	Anixter International, Inc.	985
75	Cognex Corp.	2,192
94	Coherent, Inc. (a)	4,257
54	CTS Corp.	599
33	Electro Rent Corp.	540
80	Methode Electronics, Inc.	1,035
40	Newport Corp. (a)	686
12	OSI Systems, Inc. (a)	433

SEE NOTES TO FINANCIAL STATEMENTS.

36	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Electronic Equipment, Instruments & Components — Continued
50	Park Electrochemical Corp.	1,506
98	Power-One, Inc. (a) (c)	1,003
38	Tech Data Corp. (a)	1,677

		15,314

	Internet Software & Services — 0.6%
17	Ancestry.com, Inc. (a)	476
41	IntraLinks Holdings, Inc. (a)	762
45	Marchex, Inc., Class B	431
46	Perficient, Inc. (a)	574
26	SciQuest, Inc. (a)	338
64	United Online, Inc.	420

		3,001

	IT Services — 1.2%
30	Acxiom Corp. (a)	515
106	CIBER, Inc. (a)	496
142	CSG Systems International, Inc. (a)	2,691
57	Euronet Worldwide, Inc. (a)	989
20	FleetCor Technologies, Inc. (a)	618
15	Global Cash Access Holdings, Inc. (a)	49
39	Online Resources Corp. (a)	179
29	Unisys Corp. (a)	755

		6,292

	Semiconductors & Semiconductor Equipment — 1.4%
12	Alpha & Omega Semiconductor Ltd. (a)	150
66	Brooks Automation, Inc. (a)	601
53	DSP Group, Inc. (a)	431
28	Inphi Corp. (a)	564
70	Integrated Device Technology, Inc. (a)	464
32	IXYS Corp. (a)	371
148	Lattice Semiconductor Corp. (a)	897
33	Microsemi Corp. (a)	749
48	MIPS Technologies, Inc. (a)	734
56	Novellus Systems, Inc. (a)	1,816
28	Photronics, Inc. (a)	167
18	Rudolph Technologies, Inc. (a)	151

		7,095

	Software — 1.8%
198	Aspen Technology, Inc. (a)	2,518
50	EPIQ Systems, Inc.	688
50	Fair Isaac Corp.	1,171
10	MicroStrategy, Inc., Class A (a)	842
1	RealD, Inc. (a)	36

SHARES	SECURITY DESCRIPTION	VALUE($)

	Software — Continued
25	S1 Corp. (a)	171
122	THQ, Inc. (a)	742
135	TIBCO Software, Inc. (a)	2,657

		8,825

	Total Information Technology	50,498

	Materials — 5.8%
	Chemicals — 2.4%
18	A Schulman, Inc.	408
72	H.B. Fuller Co.	1,469
75	Innophos Holdings, Inc.	2,709
31	Koppers Holdings, Inc.	1,095
59	Minerals Technologies, Inc.	3,853
59	PolyOne Corp. (a)	734
202	Spartech Corp. (a)	1,892

		12,160

	Construction Materials — 0.0% (g)
26	Headwaters, Inc. (a)	120

	Containers & Packaging — 0.9%
17	Boise, Inc.	131
100	Myers Industries, Inc.	969
58	Rock-Tenn Co., Class A	3,102

		4,202

	Metals & Mining — 1.7%
90	AM Castle & Co. (a)	1,652
223	Hecla Mining Co. (a) (c)	2,514
224	Worthington Industries, Inc.	4,118

		8,284

	Paper & Forest Products — 0.8%
33	Buckeye Technologies, Inc.	685
10	Clearwater Paper Corp. (a)	744
17	Domtar Corp., (Canada)	1,290
66	Neenah Paper, Inc.	1,289

		4,008

	Total Materials	28,774

	Telecommunication Services — 1.0%
	Diversified Telecommunication Services — 0.5%
64	Consolidated Communications Holdings, Inc.	1,228
36	Frontier Communications Corp.	349
51	Global Crossing Ltd., (Bermuda) (a)	654

		2,231

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	37

JPMorgan Small Cap Value Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Wireless Telecommunication Services — 0.5%
137	USA Mobility, Inc.	2,442

	Total Telecommunication Services	4,673

	Utilities — 6.2%
	Electric Utilities — 1.5%
143	El Paso Electric Co. (a)	3,931
71	Portland General Electric Co.	1,541
49	UniSource Energy Corp.	1,749

		7,221

	Gas Utilities — 2.7%
124	Laclede Group, Inc. (The)	4,531
18	New Jersey Resources Corp.	763
98	Nicor, Inc.	4,912
22	Piedmont Natural Gas Co., Inc.	615
72	Southwest Gas Corp.	2,652
5	UGI Corp.	164

		13,637

	Independent Power Producers & Energy Traders — 0.1%
128	Dynegy, Inc. (a)	720

	Multi-Utilities — 1.7%
166	Avista Corp.	3,738
32	Black Hills Corp.	957
136	NorthWestern Corp.	3,924

		8,619

	Water Utilities — 0.2%
16	California Water Service Group	581
31	Consolidated Water Co., Ltd., (Cayman Islands) (c)	280

		861

	Total Utilities	31,058

	Total Common Stocks (Cost $406,591)	488,880

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

Corporate Bond — 0.0% (g)
	Financials — 0.0% (g)
54	GAMCO Investors, Inc., 0.000%, 12/15/11 (Cost $54)	54

U.S. Treasury Obligation — 0.2%
890	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $894)	894

SHARES
Short-Term Investment — 1.9%
	Investment Company — 1.9%
9,718	JPMorgan Liquid Assets Money Market Fund, Institutional Class Shares, 0.110% (b) (l) (m) (Cost $9,718)	9,718

Investment of Cash Collateral for Securities on Loan — 5.4%
	Investment Company — 5.4%
26,821	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $26,821)	26,821

	Total Investments — 105.5% (Cost $444,078)	526,367
	Liabilities in Excess of Other Assets — (5.5)%	(27,380)

	NET ASSETS — 100.0%	$498,987

Percentages indicated are based on net assets.

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
120	E-mini Russell 2000	03/18/11	$9,388	$241

SEE NOTES TO FINANCIAL STATEMENTS.

38	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 97.2%
	Consumer Discretionary — 15.9%
	Auto Components — 0.7%
8	Drew Industries, Inc.	189
9	Superior Industries International, Inc. (c)	193

		382

	Diversified Consumer Services — 0.0% (g)
1	Spectrum Group International, Inc. (a)	2

	Hotels, Restaurants & Leisure — 2.4%
1	Biglari Holdings, Inc. (a)	451
7	Bravo Brio Restaurant Group, Inc. (a)	134
7	Cheesecake Factory, Inc. (The) (a) (c)	215
1	DineEquity, Inc. (a)	40
11	Monarch Casino & Resort, Inc. (a)	139
14	O’Charley’s, Inc. (a)	102
6	Red Robin Gourmet Burgers, Inc. (a) (c)	137
6	Ruby Tuesday, Inc. (a) (c)	81

		1,299

	Household Durables — 3.6%
21	American Greetings Corp., Class A (c) (m)	467
5	Blyth, Inc.	183
2	CSS Industries, Inc.	39
74	Furniture Brands International, Inc. (a) (c)	381
6	Helen of Troy Ltd., (Bermuda) (a)	166
13	La-Z-Boy, Inc. (a) (c)	118
17	Leggett & Platt, Inc.	396
15	Lifetime Brands, Inc. (a) (c)	211
5	Standard Pacific Corp. (a) (c)	25

		1,986

	Leisure Equipment & Products — 1.4%
12	Arctic Cat, Inc. (a)	173
34	JAKKS Pacific, Inc. (a) (c)	623

		796

	Media — 1.4%
6	Dex One Corp. (a)	46
6	Entercom Communications Corp., Class A (a)	69
10	Journal Communications, Inc., Class A (a)	52
6	Lee Enterprises, Inc. (a)	16
14	McClatchy Co. (The), Class A (a)	65
13	PRIMEDIA, Inc.	56
5	Scholastic Corp.	151
39	Sinclair Broadcast Group, Inc., Class A	317

		772

SHARES		SECURITY DESCRIPTION	VALUE($)

		Multiline Retail — 2.2%
20		Dillard’s, Inc., Class A (c)	751
29		Retail Ventures, Inc. (a)	466

			1,217

		Specialty Retail — 2.2%
5		Borders Group, Inc. (a)	4
15		Cache, Inc. (a)	65
13		Charming Shoppes, Inc. (a)	48
5		Collective Brands, Inc. (a)	108
18		Conn’s, Inc. (a) (c)	82
33		Finish Line, Inc. (The), Class A	566
3		Haverty Furniture Cos., Inc.	32
15		MarineMax, Inc. (a)	137
6		Midas, Inc. (a)	45
4		OfficeMax, Inc. (a)	76
1		Rent-A-Center, Inc.	26

			1,189

		Textiles, Apparel & Luxury Goods — 2.0%
39		Liz Claiborne, Inc. (a) (c)	278
6		Oxford Industries, Inc.	164
9		Perry Ellis International, Inc. (a)	250
10		Timberland Co. (The), Class A (a)	236
9		Unifi, Inc. (a)	149

			1,077

		Total Consumer Discretionary	8,720

		Consumer Staples — 2.3%
		Beverages — 0.5%
20		MGP Ingredients, Inc.	220
4		National Beverage Corp.	56

			276

		Food & Staples Retailing — 0.3%
—	(h)	Arden Group, Inc., Class A	12
2		Fresh Market, Inc. (The) (a)	66
—	(h)	Nash Finch Co.	13
3		Pantry, Inc. (The) (a)	64

			155

		Food Products — 0.3%
7		B&G Foods, Inc.	96
8		Dole Food Co., Inc. (a) (c)	106

			202

		Household Products — 0.3%
17		Central Garden & Pet Co., Class A (a)	167

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	39

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Personal Products — 0.9%
3	Herbalife Ltd., (Cayman Islands)	219
6	Inter Parfums, Inc.	120
12	Prestige Brands Holdings, Inc. (a)	141

		480

	Total Consumer Staples	1,280

	Energy — 4.9%
	Energy Equipment & Services — 2.5%
83	Cal Dive International, Inc. (a)	470
5	Complete Production Services, Inc. (a)	133
3	Dresser-Rand Group, Inc. (a)	136
5	Global Geophysical Services, Inc. (a)	56
2	Gulf Island Fabrication, Inc.	45
12	Hercules Offshore, Inc. (a)	41
6	ION Geophysical Corp. (a)	50
23	Key Energy Services, Inc. (a)	295
3	Patterson-UTI Energy, Inc.	69
8	Pioneer Drilling Co. (a)	66

		1,361

	Oil, Gas & Consumable Fuels — 2.4%
1	Clayton Williams Energy, Inc. (a)	42
12	Energy Partners Ltd. (a)	171
3	Frontline Ltd., (Bermuda) (c)	69
6	McMoRan Exploration Co. (a)	101
24	Petroquest Energy, Inc. (a)	177
6	Stone Energy Corp. (a)	125
5	Swift Energy Co. (a)	211
2	Targa Resources Corp. (a)	43
30	VAALCO Energy, Inc. (a)	213
3	W&T Offshore, Inc.	52
3	World Fuel Services Corp. (c)	116

		1,320

	Total Energy	2,681

	Financials — 20.2%
	Capital Markets — 1.3%
3	Affiliated Managers Group, Inc. (a) (m)	317
4	Federated Investors, Inc., Class B (c)	105
3	Gladstone Capital Corp. (c)	33
1	Janus Capital Group, Inc.	6
4	NGP Capital Resources Co.	37
3	Oppenheimer Holdings, Inc., Class A	71
2	Piper Jaffray Cos. (a)	67
10	Pzena Investment Management, Inc., Class A	73

		709

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Banks — 5.5%
3	1st Source Corp.	65
2	1st United Bancorp, Inc. (a)	16
8	BancFirst Corp.	329
7	Cathay General Bancorp	117
8	City Holding Co. (c)	301
3	Financial Institutions, Inc.	55
4	First Bancorp (a)	2
51	First Commonwealth Financial Corp.	362
6	First Financial Bancorp	107
3	First Interstate Bancsystem, Inc.	44
2	First Merchants Corp.	18
12	FNB Corp. (c)	116
3	Heartland Financial USA, Inc.	56
6	Nara Bancorp, Inc. (a)	58
4	Sierra Bancorp	40
8	Simmons First National Corp., Class A (c)	228
20	Southwest Bancorp, Inc. (a)	252
11	Suffolk Bancorp (c)	264
11	Susquehanna Bancshares, Inc.	108
1	SVB Financial Group (a) (c)	69
19	TCF Financial Corp. (c)	274
2	UMB Financial Corp.	99
5	West Bancorp, Inc.	40

		3,020

	Consumer Finance — 2.0%
8	Advance America Cash Advance Centers, Inc. (m)	47
1	CompuCredit Holdings Corp. (a)	7
3	Credit Acceptance Corp. (a)	195
16	Dollar Financial Corp. (a) (c)	444
2	Netspend Holdings, Inc. (a)	24
7	World Acceptance Corp. (a)	370

		1,087

	Diversified Financial Services — 0.9%
9	Marlin Business Services Corp. (a)	111
9	PHH Corp. (a)	204
2	Portfolio Recovery Associates, Inc. (a)	143

		458

	Insurance — 3.2%
24	American Equity Investment Life Holding Co. (c) (m)	299
1	Argo Group International Holdings Ltd., (Bermuda)	46
1	Aspen Insurance Holdings Ltd., (Bermuda)	37
3	Axis Capital Holdings Ltd., (Bermuda)	97

SEE NOTES TO FINANCIAL STATEMENTS.

40	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
33	CNO Financial Group, Inc. (a)	223
2	Delphi Financial Group, Inc., Class A	61
6	Harleysville Group, Inc. (c)	235
6	Meadowbrook Insurance Group, Inc.	60
3	Navigators Group, Inc. (The) (a)	146
9	Platinum Underwriters Holdings Ltd., (Bermuda)	387
3	ProAssurance Corp. (a)	176

		1,767

	Real Estate Investment Trusts (REITs) — 6.6%
3	American Capital Agency Corp. (m)	75
13	Anworth Mortgage Asset Corp.	93
12	Ashford Hospitality Trust, Inc. (a)	119
1	Associated Estates Realty Corp.	12
3	BioMed Realty Trust, Inc.	60
2	Colonial Properties Trust	34
15	DCT Industrial Trust, Inc. (c)	78
9	DiamondRock Hospitality Co. (a)	111
3	EastGroup Properties, Inc.	135
8	Education Realty Trust, Inc.	65
17	FelCor Lodging Trust, Inc. (a)	123
3	Home Properties, Inc.	178
8	Hospitality Properties Trust	191
23	Lexington Realty Trust	184
14	LTC Properties, Inc.	390
30	MFA Financial, Inc.	247
1	Mid-America Apartment Communities, Inc.	32
37	MPG Office Trust, Inc. (a)	102
4	Pebblebrook Hotel Trust	87
11	Pennsylvania Real Estate Investment Trust (c)	156
3	PS Business Parks, Inc.	178
16	Ramco-Gershenson Properties Trust	203
5	Saul Centers, Inc.	256
27	Strategic Hotels & Resorts, Inc. (a)	144
25	Sunstone Hotel Investors, Inc. (a)	256
2	Taubman Centers, Inc.	121

		3,630

	Thrifts & Mortgage Finance — 0.7%
5	Astoria Financial Corp.	71
1	Capitol Federal Financial, Inc.	13
11	MGIC Investment Corp. (a)	112
6	OceanFirst Financial Corp.	72
9	Ocwen Financial Corp. (a)	90
5	Radian Group, Inc.	41

		399

	Total Financials	11,070

SHARES		SECURITY DESCRIPTION	VALUE($)

		Health Care — 12.6%
		Biotechnology — 3.5%
5		Acorda Therapeutics, Inc. (a) (m)	139
5		Affymax, Inc. (a) (m)	31
12		Anadys Pharmaceuticals, Inc. (a)	16
24		Ariad Pharmaceuticals, Inc. (a)	121
13		ArQule, Inc. (a)	79
9		BioCryst Pharmaceuticals, Inc. (a)	44
2		BioMarin Pharmaceutical, Inc. (a)	65
12		Chelsea Therapeutics International Ltd. (a)	92
12		Cytokinetics, Inc. (a)	25
31		Dynavax Technologies Corp. (a)	99
40		Idenix Pharmaceuticals, Inc. (a)	202
7		Immunomedics, Inc. (a) (c)	24
14		Incyte Corp., Ltd. (a) (c)	230
5		Ironwood Pharmaceuticals, Inc. (a)	50
6		Medivation, Inc. (a)	85
–	(h)	Myrexis, Inc. (a)	2
16		Orexigen Therapeutics, Inc. (a) (c)	128
4		Pharmasset, Inc. (a) (c)	161
6		Savient Pharmaceuticals, Inc. (a)	71
4		Seattle Genetics, Inc. (a)	55
10		Tengion, Inc. (a)	25
7		Theravance, Inc. (a) (c)	168

			1,912

		Health Care Equipment & Supplies — 3.1%
9		American Medical Systems Holdings, Inc. (a) (c) (m)	172
5		GenMark Diagnostics, Inc. (a)	22
18		Greatbatch, Inc. (a)	427
8		Immucor, Inc. (a)	165
5		Insulet Corp. (a)	74
8		Invacare Corp.	250
4		Sirona Dental Systems, Inc. (a)	180
4		Teleflex, Inc.	215
3		Thoratec Corp. (a)	91
25		TomoTherapy, Inc. (a) (c)	89

			1,685

		Health Care Providers & Services — 3.2%
12		Alliance HealthCare Services, Inc. (a) (m)	49
4		American Dental Partners, Inc. (a) (m)	58
1		AMERIGROUP Corp. (a) (c)	35
47		Cross Country Healthcare, Inc. (a)	401
12		Emeritus Corp. (a) (c)	233
9		Magellan Health Services, Inc. (a)	416
18		PharMerica Corp. (a)	200

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	41

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Health Care Providers & Services — Continued
8	Providence Service Corp. (The) (a)	133
17	Sunrise Senior Living, Inc. (a)	91
6	Triple-S Management Corp., Class B (a)	118

		1,734

	Health Care Technology — 0.8%
5	Medidata Solutions, Inc. (a)	129
10	MedQuist, Inc.	83
16	Omnicell, Inc. (a)	224

		436

	Life Sciences Tools & Services — 0.8%
19	Affymetrix, Inc. (a) (m)	97
2	Mettler-Toledo International, Inc., (Switzerland) (a)	318
3	Pacific Biosciences of California, Inc. (a)	46

		461

	Pharmaceuticals — 1.2%
5	Acura Pharmaceuticals, Inc. (a) (m)	15
5	Ardea Biosciences, Inc. (a)	132
26	AVANIR Pharmaceuticals, Inc., Class A (a) (c)	105
12	Cadence Pharmaceuticals, Inc. (a) (c)	89
5	Cardiome Pharma Corp., (Canada) (a)	33
4	MAP Pharmaceuticals, Inc. (a)	67
1	Optimer Pharmaceuticals, Inc. (a)	15
10	ViroPharma, Inc. (a)	180
3	XenoPort, Inc. (a)	27

		663

	Total Health Care	6,891

	Industrials — 14.0%
	Aerospace & Defense — 1.2%
11	Cubic Corp.	528
24	GenCorp, Inc. (a) (c)	126

		654

	Air Freight & Logistics — 0.3%
3	Hub Group, Inc., Class A (a)	95
12	Pacer International, Inc. (a)	79

		174

	Airlines — 0.9%
36	Hawaiian Holdings, Inc. (a)	285
3	Republic Airways Holdings, Inc. (a)	23
8	United Continental Holdings, Inc. (a)	198

		506

SHARES	SECURITY DESCRIPTION	VALUE($)

	Building Products — 1.0%
18	Gibraltar Industries, Inc. (a)	243
13	Insteel Industries, Inc.	157
8	Quanex Building Products Corp.	150

		550

	Commercial Services & Supplies — 2.4%
27	ACCO Brands Corp. (a) (c) (m)	230
14	American Reprographics Co. (a)	103
4	Consolidated Graphics, Inc. (a)	179
9	Deluxe Corp.	210
3	G&K Services, Inc., Class A	99
24	Knoll, Inc. (c)	393
5	Metalico, Inc. (a) (c)	32
2	Standard Parking Corp. (a)	45
4	Standard Register Co. (The) (c)	15
3	Steelcase, Inc., Class A	31

		1,337

	Construction & Engineering — 1.0%
18	EMCOR Group, Inc. (a)	527

	Electrical Equipment — 0.5%
4	Acuity Brands, Inc. (c) (m)	248

	Industrial Conglomerates — 0.6%
6	Standex International Corp.	185
8	Tredegar Corp.	155

		340

	Machinery — 2.8%
2	Cascade Corp.	114
8	Mueller Industries, Inc.	271
1	NACCO Industries, Inc., Class A	54
7	Nordson Corp. (c)	616
11	Sauer-Danfoss, Inc. (a)	316
8	Trimas Corp. (a)	153

		1,524

	Marine — 0.3%
42	Horizon Lines, Inc., Class A (c)	182

	Professional Services — 0.3%
18	SFN Group, Inc. (a)	178

	Road & Rail — 0.6%
2	Celadon Group, Inc. (a)	36
3	Con-way, Inc.	117
9	Heartland Express, Inc.	138
4	Swift Transportation Co. (a)	46

		337

SEE NOTES TO FINANCIAL STATEMENTS.

42	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SHARES		SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
		Trading Companies & Distributors — 2.1%
9		Aircastle Ltd.	90
6		Applied Industrial Technologies, Inc.	201
6		TAL International Group, Inc.	198
12		WESCO International, Inc. (a)	649

			1,138

		Total Industrials	7,695

		Information Technology — 17.3%
		Communications Equipment — 2.6%
6		Arris Group, Inc. (a)	66
7		Aviat Networks, Inc. (a)	34
8		Black Box Corp.	287
2		Comtech Telecommunications Corp.	58
9		Emulex Corp. (a)	110
11		InterDigital, Inc. (a) (c)	458
—	(h)	Meru Networks, Inc. (a)	2
15		Oplink Communications, Inc. (a)	277
3		Plantronics, Inc.	108
19		Powerwave Technologies, Inc. (a) (c)	49

			1,449

		Computers & Peripherals — 0.6%
5		Electronics for Imaging, Inc. (a)	68
12		Imation Corp. (a)	124
7		Novatel Wireless, Inc. (a) (c)	67
15		Quantum Corp. (a) (c)	57

			316

		Electronic Equipment, Instruments & Components — 3.1%
3		Aeroflex Holding Corp. (a) (m)	44
2		Anixter International, Inc.	125
34		Brightpoint, Inc. (a)	294
17		Checkpoint Systems, Inc. (a)	351
10		Coherent, Inc. (a)	447
2		Electro Rent Corp.	39
12		Methode Electronics, Inc.	149
3		Newport Corp. (a)	61
8		Power-One, Inc. (a) (c)	85
18		Pulse Electronics Corp. (c)	97
3		RadiSys Corp. (a) (c)	26

			1,718

		Internet Software & Services — 0.5%
2		Ancestry.com, Inc. (a)	68
5		IntraLinks Holdings, Inc. (a)	90
2		Perficient, Inc. (a)	20
6		Saba Software, Inc. (a)	38

SHARES		SECURITY DESCRIPTION	VALUE($)

		Internet Software & Services — Continued
3		SciQuest, Inc. (a)	37

			253

		IT Services — 2.2%
9		Acxiom Corp. (a) (m)	156
9		CIBER, Inc. (a)	44
4		CSG Systems International, Inc. (a)	81
2		FleetCor Technologies, Inc. (a)	65
6		Global Cash Access Holdings, Inc. (a)	19
3		Heartland Payment Systems, Inc.	45
3		Unisys Corp. (a)	86
18		VeriFone Systems, Inc. (a)	682

			1,178

		Semiconductors & Semiconductor Equipment — 3.9%
8		Amkor Technology, Inc. (a) (c)	61
5		Applied Micro Circuits Corp. (a) (c)	49
3		ATMI, Inc. (a) (m)	58
33		Cirrus Logic, Inc. (a) (c)	521
4		Cymer, Inc. (a) (c)	167
3		DSP Group, Inc. (a)	24
9		GSI Technology, Inc. (a)	71
3		Inphi Corp. (a)	58
6		Integrated Device Technology, Inc. (a)	41
11		Lattice Semiconductor Corp. (a)	68
59		LSI Corp. (a)	354
23		Micrel, Inc. (c)	299
1		Novellus Systems, Inc. (a)	42
8		Photronics, Inc. (a) (c)	46
21		RF Micro Devices, Inc. (a)	151
4		Rudolph Technologies, Inc. (a)	29
4		Semtech Corp. (a)	84
1		Veeco Instruments, Inc. (a) (c)	22

			2,145

		Software — 4.4%
32		Aspen Technology, Inc. (a)	404
4		EPIQ Systems, Inc.	56
3		Fair Isaac Corp. (c)	75
3		JDA Software Group, Inc. (a)	88
20		Manhattan Associates, Inc. (a)	605
4		MicroStrategy, Inc., Class A (a)	368
35		Monotype Imaging Holdings, Inc. (a)	383
1		QAD, Inc., Class A (a)	8
—	(h)	QAD, Inc., Class B (a)	2
2		Quest Software, Inc. (a)	58
—	(h)	RealD, Inc. (a)	5

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	43

JPMorgan U.S. Small Company Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except number of contracts)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Software — Continued
6	TIBCO Software, Inc. (a)	116
13	Websense, Inc. (a)	271

		2,439

	Total Information Technology	9,498

	Materials — 5.6%
	Chemicals — 2.5%
3	Innophos Holdings, Inc.	116
10	Minerals Technologies, Inc.	667
24	PolyOne Corp. (a)	301
33	Spartech Corp. (a)	305

		1,389

	Containers & Packaging — 0.7%
2	Boise, Inc.	17
6	Myers Industries, Inc.	54
6	Rock-Tenn Co., Class A	318

		389

	Metals & Mining — 1.4%
5	Haynes International, Inc.	226
6	Hecla Mining Co. (a) (c)	63
4	Noranda Aluminum Holding Corp. (a)	51
21	Worthington Industries, Inc. (c)	394

		734

	Paper & Forest Products — 1.0%
10	Buckeye Technologies, Inc.	208
1	Clearwater Paper Corp. (a)	86
2	Domtar Corp., (Canada)	122
6	Neenah Paper, Inc.	126

		542

	Total Materials	3,054

	Telecommunication Services — 1.3%
	Diversified Telecommunication Services — 0.9%
17	Consolidated Communications Holdings, Inc.	330
12	Global Crossing Ltd., (Bermuda) (a)	159

		489

	Wireless Telecommunication Services — 0.4%
13	USA Mobility, Inc.	233

	Total Telecommunication Services	722

	Utilities — 3.1%
	Electric Utilities — 0.8%
8	El Paso Electric Co. (a)	229
5	Portland General Electric Co.	104

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
3	UniSource Energy Corp.	115

		448

	Gas Utilities — 1.4%
2	Laclede Group, Inc. (The)	88
3	New Jersey Resources Corp.	138
5	Nicor, Inc.	269
5	Piedmont Natural Gas Co., Inc.	126
3	Southwest Gas Corp.	117

		738

	Multi-Utilities — 0.9%
17	NorthWestern Corp.	502

	Total Utilities	1,688

	Total Common Stocks (Cost $43,070)	53,299

PRINCIPAL AMOUNT ($)
U.S. Treasury Obligation — 0.3%
175	U.S. Treasury Note, 0.750%, 11/30/11 (k) (Cost $175)	175

SHARES
Short-Term Investment — 2.0%
	Investment Company — 2.0%
1,122	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $1,122)	1,122

Investment of Cash Collateral for Securities on Loan — 12.3%
	Investment Company — 12.3%
6,729	JPMorgan Prime Money Market Fund, Capital Shares, 0.130% (b) (l) (Cost $6,729)	6,729

	Total Investments — 111.8% (Cost $51,096)	61,325
	Liabilities in Excess of Other Assets — (11.8)%	(6,491)

	NET ASSETS — 100.0%	$54,834

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
19	E-mini Russell 2000	03/18/11	$1,486	$27

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	45

J. P. Morgan Small Cap Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

ADR	— American Depositary Receipt

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(c)	— Security, or a portion of the security, has been delivered to a counterparty as part of a security lending transaction.
(g)	— Amount rounds to less than 0.1%.
(h)	— Amount rounds to less than one thousand (shares or dollars).

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2010.
(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

46	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands, except per share amounts)

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
ASSETS:
Investments in non-affiliates, at value	$268,641	$517,926	$2,170,862
Investments in affiliates, at value	52,584	29,832	167,923

Total investment securities, at value	321,225	547,758	2,338,785
Cash	—	1	—
Receivables:
Investment securities sold	180	99	4,387
Fund shares sold	2,543	1,108	4,934
Interest and dividends	76	487	1,458
Securities lending income	11	35	72

Total Assets	324,035	549,488	2,349,636

LIABILITIES:
Payables:
Investment securities purchased	293	388	125
Collateral for securities lending program	42,747	21,775	84,959
Fund shares redeemed	289	70	4,331
Variation margin on futures contracts	—	54	—
Accrued liabilities:
Investment advisory fees	145	278	1,091
Administration fees	21	39	178
Shareholder servicing fees	27	—	347
Distribution fees	63	—	169
Custodian and accounting fees	16	29	51
Trustees’ and Chief Compliance Officer’s fees	—	—	1
Other	438	137	191

Total Liabilities	44,039	22,770	91,443

Net Assets	$279,996	$526,718	$2,258,193

SEE NOTES TO FINANCIAL STATEMENTS.

48	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Dynamic Small Cap Growth Fund	Small Cap Core Fund	Small Cap Equity Fund
NET ASSETS:
Paid in capital	$248,196	$510,887	$1,747,470
Accumulated undistributed net investment income (net investment loss)	(1,034)	1,468	8,580
Accumulated net realized gains (losses)	(32,766)	(110,379)	(1,443)
Net unrealized appreciation (depreciation)	65,600	124,742	503,586

Total Net Assets	$279,996	$526,718	$2,258,193

Net Assets:
Class A	$115,160	$—	$640,111
Class B	2,194	—	14,415
Class C	59,350	—	38,344
Class R2	—	—	5,648
Class R5	—	—	353,412
Select Class	103,292	526,718	1,206,263

Total	$279,996	$526,718	$2,258,193

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,185	—	18,940
Class B	132	—	497
Class C	3,572	—	1,323
Class R2	—	—	168
Class R5	—	—	9,614
Select Class	5,247	14,436	32,832

Net Asset Value:
Class A — Redemption price per share	$18.62	—	$33.80
Class B — Offering price per share (a)	16.65	—	29.03
Class C — Offering price per share (a)	16.61	—	28.98
Class R2 — Offering and redemption price per share	—	—	33.55
Class R5 — Offering and redemption price per share	—	—	36.76
Select Class — Offering and redemption price per share	19.69	36.49	36.74
Class A maximum sales charge	5.25%	—	5.25%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$19.65	$—	$35.67

Cost of investments in non-affiliates	$203,041	$393,368	$1,667,276
Cost of investments in affiliates	52,584	29,832	167,923
Value of securities on loan	41,292	21,082	81,780

(a)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

(Amounts in thousands, except per share amounts)

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
ASSETS:
Investments in non-affiliates, at value	$567,466	$489,828	$53,474
Investments in affiliates, at value	59,631	36,539	7,851

Total investment securities, at value	627,097	526,367	61,325
Cash	—	13	—
Receivables:
Investment securities sold	380	7,616	29
Fund shares sold	4,128	604	3,514
Interest and dividends	160	921	55
Securities lending income	47	39	3

Total Assets	631,812	535,560	64,926

LIABILITIES:
Payables:
Investment securities purchased	618	4,179	3,246
Collateral for securities lending program	42,839	26,821	6,729
Fund shares redeemed	2,428	4,769	28
Variation margin on futures contracts	—	38	4
Accrued liabilities:
Investment advisory fees	290	227	13
Administration fees	3	43	5
Shareholder servicing fees	96	54	8
Distribution fees	69	64	2
Custodian and accounting fees	17	38	21
Trustees’ and Chief Compliance Officer’s fees	1	2	—	(a)
Other	204	338	36

Total Liabilities	46,565	36,573	10,092

Net Assets	$585,247	$498,987	$54,834

SEE NOTES TO FINANCIAL STATEMENTS.

50	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Small Cap Growth Fund	Small Cap Value Fund	U.S. Small Company Fund
NET ASSETS:
Paid in capital	$468,844	$500,986	$54,273
Accumulated undistributed net investment income (net investment loss)	(1,244)	1,758	145
Accumulated net realized gains (losses)	(31,310)	(86,287)	(9,840)
Net unrealized appreciation (depreciation)	148,957	82,530	10,256

Total Net Assets	$585,247	$498,987	$54,834

Net Assets:
Class A	$218,451	$192,535	$8,713
Class B	6,914	8,105	—
Class C	26,605	29,106	508
Class R2	5,412	2,240	—
Class R5	—	30,501	—
Class R6	41,995	60,732	—
Institutional Class	161,761	—	17,238
Select Class	124,109	175,768	28,375

Total	$585,247	$498,987	$54,834

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	19,549	10,576	888
Class B	748	503	—
Class C	2,757	1,822	52
Class R2	487	123	—
Class R5	—	1,606	—
Class R6	3,559	3,195	—
Institutional Class	13,709	—	1,740
Select Class	10,615	9,251	2,857

Net Asset Value:
Class A — Redemption price per share	$11.17	$18.20	$9.81
Class B — Offering price per share (b)	9.25	16.10	—
Class C — Offering price per share (b)	9.65	15.98	9.72
Class R2 — Offering and redemption price per share	11.12	18.16	—
Class R5 — Offering and redemption price per share	—	19.00	—
Class R6 — Offering and redemption price per share	11.80	19.01	—
Institutional Class — Offering and redemption price per share	11.80	—	9.91
Select Class — Offering and redemption price per share	11.69	19.00	9.93
Class A maximum sales charge	5.25%	5.25%	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$11.79	$19.21	$10.35

Cost of investments in non-affiliates	$418,509	$407,539	$43,245
Cost of investments in affiliates	59,631	36,539	7,851
Value of securities on loan	41,444	25,930	6,486

(b)	Redemption price for Class B and Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	51

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund		Small Cap Equity Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$2		$—
Dividend income from non-affiliates	433		3,190		25,325
Dividend income from affiliates	4		8		50
Income from securities lending (net)	157		289		806
Other Income	—		13		—

Total investment income	594		3,502		26,181

EXPENSES:
Investment advisory fees	705		1,641		6,516
Administration fees	99		231		917
Distribution fees:
Class A	108		—		713
Class B	8		—		51
Class C	192		—		132
Class R2	—		—		13
Shareholder servicing fees:
Class A	108		—		713
Class B	3		—		17
Class C	64		—		44
Class R2	—		—		7
Class R5	—		—		76
Select Class	96		631		1,345
Custodian and accounting fees	27		37		85
Interest expense to affiliates	—	(a)	—	(a)	—	(a)
Professional fees	28		27		25
Trustees’ and Chief Compliance Officer’s fees	1		4		11
Printing and mailing costs	29		148		130
Registration and filing fees	28		4		75
Transfer agent fees	348		—		937
Other	5		4		9

Total expenses	1,849		2,727		11,816

Less amounts waived	(231)		(718)		(1,120)
Less earnings credits	—	(a)	—	(a)	—	(a)

Net expenses	1,618		2,009		10,696

Net investment income (loss)	(1,024)		1,493		15,485

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	14,597		2,731		2,021
Futures	—		2,140		—

Net realized gain (loss)	14,597		4,871		2,021

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	51,675		115,782		460,959
Futures	—		407		—

Change in net unrealized appreciation (depreciation)	51,675		116,189		460,959

Net realized/unrealized gains (losses)	66,272		121,060		462,980

Change in net assets resulting from operations	$65,248		$122,553		$478,465

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

52	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Small Cap Growth Fund		Small Cap Value Fund		U.S. Small Company Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$—		$3		$—	(a)
Dividend income from non-affiliates	970		4,777		317
Dividend income from affiliates	8		7		1
Income from securities lending (net)	395		254		24
Other Income	—		—		16

Total investment income	1,373		5,041		358

EXPENSES:
Investment advisory fees	1,574		1,493		127
Administration fees	221		210		20
Distribution fees:
Class A	219		211		5
Class B	24		29		—
Class C	82		96		2
Class R2	7		3		—
Shareholder servicing fees:
Class A	219		211		5
Class B	8		10		—
Class C	28		32		1
Class R2	4		2		—
Class R5	—		14		—
Institutional Class	83		—		6
Select Class	137		221		32
Custodian and accounting fees	28		53		26
Interest expense to affiliates	—	(a)	—	(a)	—
Professional fees	26		25		27
Trustees’ and Chief Compliance Officer’s fees	2		1		—	(a)
Printing and mailing costs	40		45		1
Registration and filing fees	40		47		25
Transfer agent fees	252		388		11
Other	7		7		4

Total expenses	3,001		3,098		292

Less amounts waived	(397)		(500)		(83)
Less earnings credits	—	(a)	—	(a)	—	(a)

Net expenses	2,604		2,598		209

Net investment income (loss)	(1,231)		2,443		149

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	32,624		(1,240)		875
Futures	—		1,960		262

Net realized gain (loss)	32,624		720		1,137

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	114,054		100,186		8,718
Futures	—		369		31

Change in net unrealized appreciation (depreciation)	114,054		100,555		8,749

Net realized/unrealized gains (losses)	146,678		101,275		9,886

Change in net assets resulting from operations	$145,447		$103,718		$10,035

(a)	Amount rounds to less than $1,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	53

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

(Amounts in thousands)

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(1,024)	$(1,819)	$1,493	$1,820
Net realized gain (loss)	14,597	19,547	4,871	590
Change in net unrealized appreciation (depreciation)	51,675	5,085	116,189	76,952

Change in net assets resulting from operations	65,248	22,813	122,553	79,362

DISTRIBUTIONS TO SHAREHOLDERS:
Select Class
From net investment income	—	—	(1,795)	(3,749)

Total distributions to shareholders	—	—	(1,795)	(3,749)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	42,467	4,594	(85,101)	77,467

NET ASSETS:
Change in net assets	107,715	27,407	35,657	153,080
Beginning of period	172,281	144,874	491,061	337,981

End of period	$279,996	$172,281	$526,718	$491,061

Accumulated undistributed net investment income (net investment loss)	$(1,034)	$(10)	$1,468	$1,770

SEE NOTES TO FINANCIAL STATEMENTS.

54	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$15,485	$5,932	$(1,231)	$(2,223)
Net realized gain (loss)	2,021	121,929	32,624	37,233
Change in net unrealized appreciation (depreciation)	460,959	84,303	114,054	34,785

Change in net assets resulting from operations	478,465	212,164	145,447	69,795

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,060)	(686)	—	—
From net realized gains	(19,043)	—	—	—
Class B
From net realized gains	(506)	—	—	—
Class C
From net realized gains	(1,347)	—	—	—
Class R2
From net investment income	—	(4)	—	—
From net realized gains	(172)	—	—	—
Class R5
From net investment income	(1,948)	(940)	—	—
From net realized gains	(9,777)	—	—	—
Select Class
From net investment income	(4,611)	(2,992)	—	—
From net realized gains	(33,431)	—	—	—

Total distributions to shareholders	(71,895)	(4,622)	—	—

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	81,318	454,753	21,575	28,115

NET ASSETS:
Change in net assets	487,888	662,295	167,022	97,910
Beginning of period	1,770,305	1,108,010	418,225	320,315

End of period	$2,258,193	$1,770,305	$585,247	$418,225

Accumulated undistributed net investment income (net investment loss)	$8,580	$714	$(1,244)	$(13)

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	55

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund		U.S. Small Company Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,443	$3,331	$149	$126
Net realized gain (loss)	720	(11,967)	1,137	1,350
Change in net unrealized appreciation (depreciation)	100,555	107,160	8,749	6,774

Change in net assets resulting from operations	103,718	98,524	10,035	8,250

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(152)	(882)	(29)	(4)
Class B
From net investment income	—	(11)	—	—
Class C
From net investment income	—	(39)	—	(2)
Class R2
From net investment income	(1)	(1)	—	—
Class R5
From net investment income	(97)	(319)	—	—
Class R6 (a)
From net investment income	(31)	(266)	—	—
Institutional Class
From net investment income	—	—	(46)	(118)
Select Class
From net investment income	(226)	(1,371)	(51)	(241)

Total distributions to shareholders	(507)	(2,889)	(126)	(365)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	(33,282)	(36,031)	9,010	(2,088)

NET ASSETS:
Change in net assets	69,929	59,604	18,919	5,797
Beginning of period	429,058	369,454	35,915	30,118

End of period	$498,987	$429,058	$54,834	$35,915

Accumulated undistributed (distributions in excess of) net investment income	$1,758	$(178)	$145	$122

(a)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Small Cap Value Fund.

SEE NOTES TO FINANCIAL STATEMENTS.

56	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Dynamic Small Cap Growth Fund		Small Cap Core Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$35,472	$49,016	$—	$—
Cost of shares redeemed	(18,505)	(37,435)	—	—

Change in net assets from Class A capital transactions	$16,967	$11,581	$—	$—

Class B
Proceeds from shares issued	$10	$1,917	$—	$—
Cost of shares redeemed	(773)	(16,976)	—	—

Change in net assets from Class B capital transactions	$(763)	$(15,059)	$—	$—

Class C
Proceeds from shares issued	$9,013	$19,599	$—	$—
Cost of shares redeemed	(10,829)	(20,792)	—	—

Change in net assets from Class C capital transactions	$(1,816)	$(1,193)	$—	$—

Select Class
Proceeds from shares issued	$45,443	$62,358	$23,718	$137,575
Dividends and distributions reinvested	—	—	1,637	3,093
Cost of shares redeemed	(17,364)	(53,093)	(110,456)	(63,201)

Change in net assets from Select Class capital transactions	$28,079	$9,265	$(85,101)	$77,467

Total change in net assets from capital transactions	$42,467	$4,594	$(85,101)	$77,467

SHARE TRANSACTIONS:
Class A
Issued	2,151	3,547	—	—
Redeemed	(1,194)	(2,645)	—	—

Change in Class A Shares	957	902	—	—

Class B
Issued	1	162	—	—
Redeemed	(57)	(1,473)	—	—

Change in Class B Shares	(56)	(1,311)	—	—

Class C
Issued	626	1,578	—	—
Redeemed	(774)	(1,667)	—	—

Change in Class C Shares	(148)	(89)	—	—

Select Class
Issued	2,704	4,210	763	4,714
Reinvested	—	—	45	109
Redeemed	(1,019)	(3,575)	(3,542)	(2,173)

Change in Select Class Shares	1,685	635	(2,734)	2,650

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	57

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)		Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$79,119	$228,115	$54,858		$62,712
Dividends and distributions reinvested	17,092	581	—		—
Cost of shares redeemed	(99,659)	(135,499)	(33,736)		(49,042)

Change in net assets from Class A capital transactions	$(3,448)	$93,197	$21,122		$13,670

Class B
Proceeds from shares issued	$75	$217	$443		$742
Dividends and distributions reinvested	456	—	—		—
Cost of shares redeemed	(1,689)	(3,329)	(1,698)		(4,047)

Change in net assets from Class B capital transactions	$(1,158)	$(3,112)	$(1,255)		$(3,305)

Class C
Proceeds from shares issued	$1,438	$4,734	$3,728		$6,713
Dividends and distributions reinvested	1,029	—	—		—
Cost of shares redeemed	(3,304)	(8,308)	(3,091)		(4,739)

Change in net assets from Class C capital transactions	$(837)	$(3,574)	$637		$1,974

Class R2
Proceeds from shares issued	$1,418	$6,709	$3,336		$2,659
Dividends and distributions reinvested	55	1	—		—
Cost of shares redeemed	(1,502)	(4,091)	(362)		(1,091)

Change in net assets from Class R2 capital transactions	$(29)	$2,619	$2,974		$1,568

Class R5
Proceeds from shares issued	$49,887	$200,560	$—		$—
Dividends and distributions reinvested	11,063	898	—		—
Cost of shares redeemed	(25,685)	(51,157)	—		—

Change in net assets from Class R5 capital transactions	$35,265	$150,301	$—		$—

Class R6 (a)
Proceeds from shares issued	$—	$—	$42,445	(b)	$—

Change in net assets from Class R6 capital transactions	$—	$—	$42,445		$—

Institutional Class
Proceeds from shares issued	$—	$—	$44,521		$77,122
Cost of shares redeemed	—	—	(80,122	)(b)	(59,288)

Change in net assets from Institutional Class capital transactions	$—	$—	$(35,601)		$17,834

Select Class
Proceeds from shares issued	$180,155	$509,125	$30,966		$42,947
Dividends and distributions reinvested	26,913	1,979	—		—
Cost of shares redeemed	(155,543)	(295,782)	(39,713)		(46,573)

Change in net assets from Select Class capital transactions	$51,525	$215,322	$(8,747)		$(3,626)

Total change in net assets from capital transactions	$81,318	$454,753	$21,575		$28,115

(a)	Commencement of offering of class of shares effective November 30, 2010.
(b)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 3,555,000 Institutional Shares for 3,555,000 Class R6 Shares. This exchange amounted to approximately $42,407,000.

SEE NOTES TO FINANCIAL STATEMENTS.

58	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Small Cap Equity Fund		Small Cap Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)		Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	2,556	8,252	5,668		7,562
Reinvested	514	21	—		—
Redeemed	(3,327)	(4,864)	(3,531)		(5,981)

Change in Class A Shares	(257)	3,409	2,137		1,581

Class B
Issued	3	10	51		108
Reinvested	16	—	—		—
Redeemed	(64)	(138)	(222)		(593)

Change in Class B Shares	(45)	(128)	(171)		(485)

Class C
Issued	54	202	431		941
Reinvested	36	—	—		— (a)
Redeemed	(125)	(345)	(388)		(658)

Change in Class C Shares	(35)	(143)	43		283

Class R2
Issued	46	258	338		310
Reinvested	1	— (a)	—		—
Redeemed	(49)	(150)	(40)		(129)

Change in Class R2 Shares	(2)	108	298		181

Class R5
Issued	1,494	6,830	—		—
Reinvested	304	30	—		—
Redeemed	(756)	(1,649)	—		—

Change in Class R5 Shares	1,042	5,211	—		—

Class R6 (b)
Issued	—	—	3,559	(c)	—

Change in Class R6 Shares	—	—	3,559		—

Institutional Class
Issued	—	—	4,340		8,864
Redeemed	—	—	(7,376	)(c)	(6,513)

Change in Institutional Class Shares	—	—	(3,036)		2,351

Select Class
Issued	5,404	17,328	3,021		4,970
Reinvested	742	66	—		—
Redeemed	(4,615)	(9,692)	(4,019)		(5,724)

Change in Select Class Shares	1,531	7,702	(998)		(754)

(a)	Amount rounds to less than 1,000 (Shares or dollars).
(b)	Commencement of offering of class of shares effective November 30, 2010
(c)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 3,555,000 Institutional Shares for 3,555,000 Class R6 Shares. This exchange amounted to approximately $42,407,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

(Amounts in thousands)

	Small Cap Value Fund			U.S. Small Company Fund
	Six Months Ended 12/31/2010 (Unaudited)		Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$32,726		$92,113	$7,888	$1,350
Dividends and distributions reinvested	141		754	29	4
Cost of shares redeemed	(28,533)		(78,820)	(712)	(1,042)

Change in net assets from Class A capital transactions	$4,334		$14,047	$7,205	$312

Class B
Proceeds from shares issued	$79		$363	$—	$—
Dividends and distributions reinvested	—		10	—	—
Cost of shares redeemed	(1,029)		(6,605)	—	—

Change in net assets from Class B capital transactions	$(950)		$(6,232)	$—	$—

Class C
Proceeds from shares issued	$3,327		$8,138	$98	$331
Dividends and distributions reinvested	—		30	—	2
Cost of shares redeemed	(3,482)		(6,546)	(76)	(68)

Change in net assets from Class C capital transactions	$(155)		$1,622	$22	$265

Class R2
Proceeds from shares issued	$1,910		$654	$—	$—
Dividends and distributions reinvested	1		1	—	—
Cost of shares redeemed	(518)		(176)	—	—

Change in net assets from Class R2 capital transactions	$1,393		$479	$—	$—

Class R5
Proceeds from shares issued	$14,620		$41,010	$—	$—
Dividends and distributions reinvested	77		172	—	—
Cost of shares redeemed	(46,541	)(c)	(10,553)	—	—

Change in net assets from Class R5 capital transactions	$(31,844)		$30,629	$—	$—

Class R6 (b)
Proceeds from shares issued	$40,210	(c)	$24,469	$—	$—
Dividends and distributions reinvested	31		—	—	—
Cost of shares redeemed	(7,164)		(25,160)	—	—

Change in net assets from Class R6 capital transactions	$33,077		$(691)	$—	$—

Institutional Class
Proceeds from shares issued	$—		$—	$3,614	$99
Dividends and distributions reinvested	—		—	46	85
Cost of shares redeemed	—		—	(1)	(948)

Change in net assets from Institutional Class capital transactions	$—		$—	$3,659	$(764)

Select Class
Proceeds from shares issued	$12,633		$56,173	$862	$948
Dividends and distributions reinvested	87		502	37	175
Cost of shares redeemed	(51,857)		(132,560)	(2,775)	(3,024)

Change in net assets from Select Class capital transactions	$(39,137)		$(75,885)	$(1,876)	$(1,901)

Total change in net assets from capital transactions	$(33,282)		$(36,031)	$9,010	$(2,088)

SEE NOTES TO FINANCIAL STATEMENTS.

60	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Small Cap Value Fund			U.S. Small Company Fund
	Six Months Ended 12/31/2010 (Unaudited)		Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	2,029		6,155	887	161
Reinvested	9		50	3	— (a)
Redeemed	(1,805)		(5,321)	(76)	(126)

Change in Class A Shares	233		884	814	35

Class B
Issued	5		28	—	—
Reinvested	—		1	—	—
Redeemed	(73)		(501)	—	—

Change in Class B Shares	(68)		(472)	—	—

Class C
Issued	231		625	11	43
Reinvested	—		2	—	— (a)
Redeemed	(247)		(511)	(8)	(9)

Change in Class C Shares	(16)		116	3	34

Class R2
Issued	118		43	—	—
Reinvested	—	(a)	— (a)	—	—
Redeemed	(32)		(11)	—	—

Change in Class R2 Shares	86		32	—	—

Class R5
Issued	880		2,729	—	—
Reinvested	5		11	—	—
Redeemed	(2,457	)(c)	(679)	—	—

Change in Class R5 Shares	(1,572)		2,061	—	—

Class R6 (b)
Issued	2,093	(c)	1,627	—	—
Reinvested	2		—	—	—
Redeemed	(461)		(1,584)	—	—

Change in Class R6 Shares	1,634		43	—	—

Institutional Class
Issued	—		—	367	13
Reinvested	—		—	5	11
Redeemed	—		—	— (a)	(122)

Change in Institutional Class Shares	—		—	372	(98)

Select Class
Issued	746		3,618	90	118
Reinvested	6		33	4	22
Redeemed	(3,087)		(8,933)	(320)	(387)

Change in Select Class Shares	(2,335)		(5,282)	(226)	(247)

(a)	Amount rounds to less than 1,000 (Shares or dollars).
(b)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Small Cap Value Fund.
(c)	On December 23, 2010, certain affiliated shareholders of the Fund exchanged approximately 2,094,000 Class R5 Shares for 2,093,000 Class R6 Shares. This exchange amounted to approximately $40,210,000.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	61

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Dynamic Small Cap Growth Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$13.80	$(0.08	)(e)	$4.90	$4.82	$—
Year Ended June 30, 2010	11.89	(0.13	)(e)	2.04	1.91	—
Year Ended June 30, 2009	16.65	(0.11	)(e)	(4.65)	(4.76)	—
Year Ended June 30, 2008	20.73	(0.19	)(e)	(2.09)	(2.28)	(1.80)
Year Ended June 30, 2007	19.34	(0.19	)(e)	3.59	3.40	(2.01)
January 1, 2006 through June 30, 2006 (f)	18.12	(0.09	)(e)	1.31	1.22	—
Year Ended December 31, 2005	18.46	(0.21	)(e)	1.20	0.99	(1.33)

Class B
Six Months Ended December 31, 2010 (Unaudited)	12.37	(0.11	)(e)	4.39	4.28	—
Year Ended June 30, 2010	10.73	(0.19	)(e)	1.83	1.64	—
Year Ended June 30, 2009	15.12	(0.16	)(e)	(4.23)	(4.39)	—
Year Ended June 30, 2008	19.09	(0.28	)(e)	(1.89)	(2.17)	(1.80)
Year Ended June 30, 2007	18.07	(0.29	)(e)	3.32	3.03	(2.01)
January 1, 2006 through June 30, 2006 (f)	16.97	(0.14	)(e)	1.24	1.10	—
Year Ended December 31, 2005	17.47	(0.29	)(e)	1.12	0.83	(1.33)

Class C
Six Months Ended December 31, 2010 (Unaudited)	12.35	(0.11	)(e)	4.37	4.26	—
Year Ended June 30, 2010	10.71	(0.19	)(e)	1.83	1.64	—
Year Ended June 30, 2009	15.09	(0.16	)(e)	(4.22)	(4.38)	—
Year Ended June 30, 2008	19.06	(0.28	)(e)	(1.89)	(2.17)	(1.80)
Year Ended June 30, 2007	18.04	(0.29	)(e)	3.32	3.03	(2.01)
January 1, 2006 through June 30, 2006 (f)	16.95	(0.14	)(e)	1.23	1.09	—
Year Ended December 31, 2005	17.44	(0.30	)(e)	1.14	0.84	(1.33)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	14.56	(0.05	)(e)	5.18	5.13	—
Year Ended June 30, 2010	12.50	(0.08	)(e)	2.14	2.06	—
Year Ended June 30, 2009	17.44	(0.06	)(e)	(4.88)	(4.94)	—
Year Ended June 30, 2008	21.53	(0.12	)(e)	(2.17)	(2.29)	(1.80)
Year Ended June 30, 2007	19.95	(0.12	)(e)	3.71	3.59	(2.01)
January 1, 2006 through June 30, 2006 (f)	18.65	(0.05	)(e)	1.35	1.30	—
Year Ended December 31, 2005	18.89	(0.14	)(e)	1.23	1.09	(1.33)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

62	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.62	34.93%	$115,160	1.48%	(0.94)%	1.67%	38%
13.80	16.06	72,134	1.49	(0.92)	1.78	120
11.89	(28.59)	51,434	1.50	(0.86)	2.16	83
16.65	(11.92)	77,384	1.50	(0.99)	1.95	122
20.73	18.59	87,347	1.50	(1.00)	2.04	144
19.34	6.73	82,529	1.50	(0.94)	1.82	86
18.12	5.29	75,940	1.50	(1.16)	1.67	143

16.65	34.60	2,194	2.08	(1.54)	2.17	38
12.37	15.28	2,326	2.09	(1.58)	2.39	120
10.73	(29.03)	16,081	2.10	(1.46)	2.65	83
15.12	(12.38)	27,388	2.10	(1.59)	2.44	122
19.09	17.81	35,349	2.10	(1.61)	2.53	144
18.07	6.48	40,478	2.10	(1.54)	2.32	86
16.97	4.66	41,440	2.06	(1.72)	2.15	143

16.61	34.49	59,350	2.08	(1.54)	2.17	38
12.35	15.31	45,949	2.09	(1.53)	2.30	120
10.71	(29.03)	40,775	2.10	(1.46)	2.66	83
15.09	(12.40)	58,290	2.10	(1.59)	2.44	122
19.06	17.84	72,836	2.10	(1.60)	2.55	144
18.04	6.43	54,608	2.10	(1.54)	2.32	86
16.95	4.73	43,211	2.06	(1.72)	2.18	143

19.69	35.23	103,292	1.09	(0.54)	1.42	38
14.56	16.48	51,872	1.09	(0.52)	1.53	120
12.50	(28.33)	36,584	1.10	(0.46)	1.92	83
17.44	(11.50)	35,071	1.10	(0.60)	1.70	122
21.53	19.00	31,603	1.10	(0.60)	1.80	144
19.95	6.97	28,212	1.10	(0.54)	1.57	86
18.65	5.70	21,753	1.10	(0.77)	1.43	143

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	63

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Core Fund
Six Months Ended December 31, 2010 (Unaudited)	$28.60	$0.12	$7.89		$8.01	$(0.12)	$—	$(0.12)
Year Ended June 30, 2010	23.28	0.09	5.47		5.56	(0.24)	—	(0.24)
Year Ended June 30, 2009	35.77	0.27	(10.26	)(e)(f)	(9.99)	(0.14)	(2.36)	(2.50)
Year Ended June 30, 2008	51.34	0.34	(9.43)		(9.09)	(0.27)	(6.21)	(6.48)
Year Ended June 30, 2007	47.21	0.25	7.07		7.32	(0.22)	(2.97)	(3.19)
January 1, 2006 through June 30, 2006 (g)	43.99	0.09	3.13		3.22	—	—	—
Year Ended December 31, 2005	43.46	0.18	1.52		1.70	(0.19)	(0.98)	(1.17)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Includes gains resulting from litigation payments on securities owned in prior year. Without these gains, the net realized and unrealized gains (losses) on investments per share would have been $(10.30) and the total return would have been (27.78)%.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. Without this payment, the net realized and unrealized gains (losses) on investments per share would have been $(10.27), and the total return would have been (27.69)%.
(g)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

64	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$36.49	28.03%		$526,718	0.79%	0.59%	1.08%	15%
28.60	23.89		491,061	0.80	0.40	1.09	40
23.28	(27.66	)(e)(f)	337,981	0.80	0.96	1.10	42
35.77	(18.23)		558,129	0.80	0.77	1.07	35
51.34	15.99		1,016,826	0.80	0.49	1.08	37
47.21	7.32		1,105,086	0.80	0.37	1.04	24
43.99	3.90		815,905	0.80	0.39	1.06	37

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	65

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Equity Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$27.54	$0.20	(e)	$7.17	$7.37	$(0.06)	$(1.05)	$(1.11)
Year Ended June 30, 2010	23.59	0.05	(e)	3.94	3.99	(0.04)	—	(0.04)
Year Ended June 30, 2009	27.42	(0.03	)(e)	(3.80)	(3.83)	—	—	—
Year Ended June 30, 2008	33.16	0.05	(e)	(3.91)	(3.86)	(0.12)	(1.76)	(1.88)
Year Ended June 30, 2007	28.30	0.13	(e)	6.01	6.14	— (f)	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (g)	26.30	(0.01	)(e)	2.01	2.00	—	—	—
Year Ended December 31, 2005	26.44	(0.08	)(e)	3.36	3.28	—	(3.42)	(3.42)

Class B
Six Months Ended December 31, 2010 (Unaudited)	23.79	0.10	(e)	6.19	6.29	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.46	(0.08	)(e)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.90	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.17	(0.08	)(e)	(3.43)	(3.51)	—	(1.76)	(1.76)
Year Ended June 30, 2007	25.16	(0.03	)(e)	5.32	5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (g)	23.44	(0.07	)(e)	1.79	1.72	—	—	—
Year Ended December 31, 2005	24.01	(0.20	)(e)	3.05	2.85	—	(3.42)	(3.42)

Class C
Six Months Ended December 31, 2010 (Unaudited)	23.75	0.10	(e)	6.18	6.28	—	(1.05)	(1.05)
Year Ended June 30, 2010	20.42	(0.08	)(e)	3.41	3.33	—	—	—
Year Ended June 30, 2009	23.86	(0.12	)(e)	(3.32)	(3.44)	—	—	—
Year Ended June 30, 2008	29.15	(0.08	)(e)	(3.43)	(3.51)	(0.02)	(1.76)	(1.78)
Year Ended June 30, 2007	25.14	(0.02	)(e)	5.31	5.29	—	(1.28)	(1.28)
January 1, 2006 through June 30, 2006 (g)	23.43	(0.06	)(e)	1.77	1.71	—	—	—
February 18, 2005 (h) through December 31, 2005	24.08	(0.14	)(e)	2.91	2.77	—	(3.42)	(3.42)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	27.33	0.16	(e)	7.11	7.27	—	(1.05)	(1.05)
Year Ended June 30, 2010	23.48	(0.04	)(e)	3.92	3.88	(0.03)	—	(0.03)
November 3, 2008 (h) through June 30, 2009	20.98	(0.06	)(e)	2.63	2.57	(0.07)	—	(0.07)

Class R5
Six Months Ended December 31, 2010 (Unaudited)	29.92	0.31	(e)	7.78	8.09	(0.20)	(1.05)	(1.25)
Year Ended June 30, 2010	25.60	0.19	(e)	4.27	4.46	(0.14)	—	(0.14)
Year Ended June 30, 2009	29.72	0.09	(e)	(4.12)	(4.03)	(0.09)	—	(0.09)
Year Ended June 30, 2008	35.75	0.21	(e)	(4.21)	(4.00)	(0.27)	(1.76)	(2.03)
Year Ended June 30, 2007	30.38	0.32	(e)	6.45	6.77	(0.12)	(1.28)	(1.40)
May 15, 2006 (h) through June 30, 2006	31.21	0.05	(e)	(0.88)	(0.83)	—	—	—

Select Class
Six Months Ended December 31, 2010 (Unaudited)	29.88	0.27	(e)	7.78	8.05	(0.14)	(1.05)	(1.19)
Year Ended June 30, 2010	25.58	0.13	(e)	4.27	4.40	(0.10)	—	(0.10)
Year Ended June 30, 2009	29.68	0.04	(e)	(4.11)	(4.07)	(0.03)	—	(0.03)
Year Ended June 30, 2008	35.71	0.15	(e)	(4.22)	(4.07)	(0.20)	(1.76)	(1.96)
Year Ended June 30, 2007	30.38	0.25	(e)	6.45	6.70	(0.09)	(1.28)	(1.37)
January 1, 2006 through June 30, 2006 (g)	28.17	0.06	(e)	2.15	2.21	—	—	—
Year Ended December 31, 2005	27.96	0.05	(e)	3.58	3.63	—	(3.42)	(3.42)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Amount rounds to less than $0.01.
(g)	The Fund changed its fiscal year end from December 31 to June 30.
(h)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

66	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$33.80	26.81%	$640,111	1.29%	1.31%	1.37%	18%
27.54	16.91	528,676	1.29	0.16	1.38	44
23.59	(13.97)	372,525	1.30	(0.13)	1.44	45
27.42	(11.80)	405,375	1.25	0.18	1.40	52
33.16	22.23	522,428	1.15	0.41	1.39	26
28.30	7.60	284,104	1.28	(0.05)	1.36	21
26.30	12.39	209,321	1.35	(0.28)	1.41	70

29.03	26.51	14,415	1.79	0.75	1.87	18
23.79	16.28	12,890	1.79	(0.33)	1.88	44
20.46	(14.39)	13,711	1.80	(0.64)	1.94	45
23.90	(12.21)	21,212	1.75	(0.32)	1.90	52
29.17	21.60	30,769	1.65	(0.10)	1.89	26
25.16	7.34	22,370	1.78	(0.55)	1.86	21
23.44	11.85	17,106	1.87	(0.83)	1.91	70

28.98	26.52	38,344	1.79	0.78	1.87	18
23.75	16.31	32,259	1.79	(0.33)	1.88	44
20.42	(14.42)	30,661	1.80	(0.64)	1.94	45
23.86	(12.21)	45,375	1.75	(0.32)	1.90	52
29.15	21.61	64,603	1.65	(0.07)	1.89	26
25.14	7.30	22,209	1.77	(0.51)	1.86	21
23.43	11.48	10,678	1.85	(0.49)	1.91	70

33.55	26.67	5,648	1.54	1.03	1.62	18
27.33	16.53	4,634	1.54	(0.16)	1.63	44
23.48	12.30	1,461	1.55	(0.39)	1.75	45

36.76	27.12	353,412	0.79	1.86	0.92	18
29.92	17.44	256,458	0.79	0.63	0.93	44
25.60	(13.50)	86,024	0.80	0.38	0.99	45
29.72	(11.35)	73,737	0.76	0.68	0.96	52
35.75	22.84	16,692	0.65	0.95	0.94	26
30.38	(2.66)	4,297	0.65	1.21	0.90	21

36.74	27.01	1,206,263	0.99	1.62	1.12	18
29.88	17.21	935,388	0.99	0.45	1.13	44
25.58	(13.69)	603,628	1.00	0.17	1.19	45
29.68	(11.54)	644,973	0.94	0.48	1.15	52
35.71	22.58	875,737	0.85	0.74	1.14	26
30.38	7.85	358,568	0.85	0.38	1.11	21
28.17	12.98	243,437	0.85	0.18	1.14	70

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	67

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net realized gain

Small Cap Growth Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$8.28	$(0.03	)(e)	$2.92		$2.89	$—
Year Ended June 30, 2010	6.80	(0.06	)(e)	1.54		1.48	—
Year Ended June 30, 2009	8.94	(0.04	)(e)	(2.10	)(f)	(2.14)	—
Year Ended June 30, 2008	11.98	(0.06	)(e)	(1.28)		(1.34)	(1.70)
Year Ended June 30, 2007	11.91	(0.07	)(e)	1.93		1.86	(1.79)
Year Ended June 30, 2006	12.54	(0.08)		2.03		1.95	(2.58)

Class B
Six Months Ended December 31, 2010 (Unaudited)	6.87	(0.05	)(e)	2.43		2.38	—
Year Ended June 30, 2010	5.67	(0.09	)(e)	1.29		1.20	—
Year Ended June 30, 2009	7.52	(0.07	)(e)	(1.78	)(f)	(1.85)	—
Year Ended June 30, 2008	10.41	(0.11	)(e)	(1.08)		(1.19)	(1.70)
Year Ended June 30, 2007	10.62	(0.13	)(e)	1.71		1.58	(1.79)
Year Ended June 30, 2006	11.50	(0.23)		1.93		1.70	(2.58)

Class C
Six Months Ended December 31, 2010 (Unaudited)	7.17	(0.05	)(e)	2.53		2.48	—
Year Ended June 30, 2010	5.92	(0.09	)(e)	1.34		1.25	—
Year Ended June 30, 2009	7.84	(0.07	)(e)	(1.85	)(f)	(1.92)	—
Year Ended June 30, 2008	10.78	(0.11	)(e)	(1.13)		(1.24)	(1.70)
Year Ended June 30, 2007	10.94	(0.13	)(e)	1.76		1.63	(1.79)
Year Ended June 30, 2006	11.77	(0.09)		1.84		1.75	(2.58)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	8.25	(0.04	)(e)	2.91		2.87	—
Year Ended June 30, 2010	6.79	(0.08	)(e)	1.54		1.46	—
November 3, 2008 (h) through June 30, 2009	6.28	(0.03	)(e)	0.54	(f)	0.51	—

Class R6
November 30, 2010 (h) through December 31, 2010	11.02	—	(e)(i)	0.78		0.78	—

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	8.73	(0.01	)(e)	3.08		3.07	—
Year Ended June 30, 2010	7.13	(0.03	)(e)	1.63		1.60	—
Year Ended June 30, 2009	9.36	(0.01	)(e)	(2.22	)(f)	(2.23)	—
Year Ended June 30, 2008	12.41	(0.02	)(e)	(1.33)		(1.35)	(1.70)
Year Ended June 30, 2007	12.23	(0.03	)(e)	2.00		1.97	(1.79)
Year Ended June 30, 2006	12.77	(0.03)		2.07		2.04	(2.58)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	8.65	(0.02	)(e)	3.06		3.04	—
Year Ended June 30, 2010	7.08	(0.04	)(e)	1.61		1.57	—
Year Ended June 30, 2009	9.30	(0.03	)(e)	(2.19	)(f)	(2.22)	—
Year Ended June 30, 2008	12.37	(0.04	)(e)	(1.33)		(1.37)	(1.70)
Year Ended June 30, 2007	12.21	(0.05	)(e)	2.00		1.95	(1.79)
Year Ended June 30, 2006	12.77	(0.07)		2.09		2.02	(2.58)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the net realized and unrealized gains (losses) on investments per share and total return.
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(h)	Commencement of offering of class of shares.
(i)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

68	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$11.17	34.90%		$218,451	1.23%	(0.67)%	1.40%	40%
8.28	21.76		144,214	1.25	(0.71)	1.44	83
6.80	(23.94	)(f)	107,591	1.25	(0.55)	1.58	83
8.94	(12.93	)(g)	120,723	1.25	(0.56)	1.39	71
11.98	16.90		108,013	1.25	(0.65)	1.36	86
11.91	16.96		90,963	1.25	(0.82)	1.39	97

9.25	34.64		6,914	1.82	(1.25)	1.90	40
6.87	21.16		6,318	1.85	(1.33)	1.94	83
5.67	(24.60	)(f)	7,967	1.85	(1.15)	2.06	83
7.52	(13.48	)(g)	13,420	1.85	(1.18)	1.89	71
10.41	16.26		20,719	1.84	(1.25)	1.86	86
10.62	16.25		24,434	1.85	(1.43)	1.89	97

9.65	34.59		26,605	1.81	(1.25)	1.90	40
7.17	21.11		19,472	1.85	(1.31)	1.94	83
5.92	(24.49	)(f)	14,396	1.85	(1.15)	2.07	83
7.84	(13.49	)(g)	18,615	1.85	(1.17)	1.89	71
10.78	16.25		20,280	1.84	(1.24)	1.86	86
10.94	16.31		16,589	1.85	(1.42)	1.89	97

11.12	34.79		5,412	1.48	(0.91)	1.65	40
8.25	21.50		1,561	1.50	(0.89)	1.66	83
6.79	8.12	(f)	54	1.50	(0.72)	1.93	83

11.80	7.08		41,995	0.68	(0.24)	0.83	40

11.80	35.17		161,761	0.84	(0.27)	1.00	40
8.73	22.44		146,161	0.85	(0.31)	1.04	83
7.13	(23.82	)(f)	102,695	0.85	(0.15)	1.19	83
9.36	(12.53	)(g)	91,439	0.85	(0.15)	0.99	71
12.41	17.39		66,811	0.85	(0.25)	0.96	86
12.23	17.42		62,362	0.85	(0.42)	0.99	97

11.69	35.14		124,109	0.98	(0.42)	1.15	40
8.65	22.18		100,499	1.00	(0.46)	1.19	83
7.08	(23.87	)(f)	87,612	1.00	(0.31)	1.30	83
9.30	(12.74	)(g)	201,462	1.00	(0.34)	1.13	71
12.37	17.25		373,174	1.00	(0.40)	1.11	86
12.21	17.25		382,257	1.00	(0.58)	1.14	97

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	69

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
Small Cap Value Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$14.53	$0.08	(e)	$3.60		$3.68	$(0.01)	$—	$(0.01)
Year Ended June 30, 2010	11.46	0.09	(e)	3.06		3.15	(0.08)	—	(0.08)
Year Ended June 30, 2009	17.45	0.18	(e)	(4.93	)(f)	(4.75)	(0.21)	(1.03)	(1.24)
Year Ended June 30, 2008	24.56	0.17	(e)	(4.61)		(4.44)	(0.16)	(2.51)	(2.67)
Year Ended June 30, 2007	23.89	0.11	(e)	3.70		3.81	(0.14)	(3.00)	(3.14)
Year Ended June 30, 2006	25.00	0.11	(e)	3.11		3.22	(0.13)	(4.20)	(4.33)

Class B
Six Months Ended December 31, 2010 (Unaudited)	12.88	0.02	(e)	3.20		3.22	—	—	—
Year Ended June 30, 2010	10.17	—	(e)(h)	2.72		2.72	(0.01)	—	(0.01)
Year Ended June 30, 2009	15.72	0.09	(e)	(4.45	)(f)	(4.36)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.47	0.03	(e)	(4.18)		(4.15)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.13	(0.03	)(e)	3.40		3.37	(0.03)	(3.00)	(3.03)
Year Ended June 30, 2006	23.49	(0.04	)(e)	2.90		2.86	(0.02)	(4.20)	(4.22)

Class C
Six Months Ended December 31, 2010 (Unaudited)	12.78	0.03	(e)	3.17		3.20	—	—	—
Year Ended June 30, 2010	10.10	—	(e)(h)	2.70		2.70	(0.02)	—	(0.02)
Year Ended June 30, 2009	15.61	0.09	(e)	(4.41	)(f)	(4.32)	(0.16)	(1.03)	(1.19)
Year Ended June 30, 2008	22.34	0.03	(e)	(4.16)		(4.13)	(0.09)	(2.51)	(2.60)
Year Ended June 30, 2007	22.02	(0.03	)(e)	3.39		3.36	(0.04)	(3.00)	(3.04)
Year Ended June 30, 2006	23.39	(0.04	)(e)	2.89		2.85	(0.02)	(4.20)	(4.22)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	14.51	0.08	(e)	3.58		3.66	(0.01)	—	(0.01)
Year Ended June 30, 2010	11.45	0.06	(e)	3.06		3.12	(0.06)	—	(0.06)
November 3, 2008 (i) through June 30, 2009	13.84	0.10	(e)	(1.29)		(1.19)	(0.17)	(1.03)	(1.20)

Class R5
Six Months Ended December 31, 2010 (Unaudited)	15.15	0.11	(e)	3.77		3.88	(0.03)	—	(0.03)
Year Ended June 30, 2010	11.94	0.15	(e)	3.19		3.34	(0.13)	—	(0.13)
Year Ended June 30, 2009	18.08	0.22	(e)	(5.09	)(f)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.32	0.24	(e)	(4.75)		(4.51)	(0.22)	(2.51)	(2.73)
Year Ended June 30, 2007	24.54	0.20	(e)	3.80		4.00	(0.22)	(3.00)	(3.22)
May 15, 2006(i) through June 30, 2006	24.98	0.08	(e)	(0.46)		(0.38)	(0.06)	—	(0.06)

Class R6 (j)
Six Months Ended December 31, 2010 (Unaudited)	15.15	0.14	(e)	3.75		3.89	(0.03)	—	(0.03)
Year Ended June 30, 2010	11.95	0.15	(e)	3.19		3.34	(0.14)	—	(0.14)
Year Ended June 30, 2009	18.09	0.24	(e)	(5.11	)(f)	(4.87)	(0.24)	(1.03)	(1.27)
Year Ended June 30, 2008	25.34	0.25	(e)	(4.76)		(4.51)	(0.23)	(2.51)	(2.74)
Year Ended June 30, 2007	24.55	0.21	(e)	3.81		4.02	(0.23)	(3.00)	(3.23)
Year Ended June 30, 2006	25.57	0.21	(e)	3.19		3.40	(0.22)	(4.20)	(4.42)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	15.15	0.10	(e)	3.77		3.87	(0.02)	—	(0.02)
Year Ended June 30, 2010	11.94	0.13	(e)	3.20		3.33	(0.12)	—	(0.12)
Year Ended June 30, 2009	18.09	0.22	(e)	(5.11	)(f)	(4.89)	(0.23)	(1.03)	(1.26)
Year Ended June 30, 2008	25.33	0.22	(e)	(4.75)		(4.53)	(0.20)	(2.51)	(2.71)
Year Ended June 30, 2007	24.55	0.18	(e)	3.79		3.97	(0.19)	(3.00)	(3.19)
Year Ended June 30, 2006	25.57	0.17	(e)	3.20		3.37	(0.19)	(4.20)	(4.39)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the net realized and unrealized gains (losses) on investments per share and total return.
(g)	Includes a gain resulting from a payment by affiliate. The effect is less than 0.01% on total return.
(h)	Amount rounds to less than 0.01.
(i)	Commencement of offering of class of shares.
(j)	Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares.

SEE NOTES TO FINANCIAL STATEMENTS.

70	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b) (c)		Net assets, end of period (000’s)	Net expenses (d)	Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$18.20	25.37%		$192,535	1.24%	0.97%	1.49%	15%
14.53	27.50		150,297	1.25	0.64	1.48	50
11.46	(26.91	)(f)	108,414	1.25	1.42	1.55	33
17.45	(18.44	)(g)	155,745	1.25	0.82	1.41	35
24.56	16.73		208,767	1.24	0.47	1.35	38
23.89	14.07		164,506	1.25	0.43	1.36	45

16.10	25.00		8,105	1.85	0.33	1.99	15
12.88	26.77		7,355	1.86	0.03	1.98	50
10.17	(27.42	)(f)	10,614	1.86	0.79	2.04	33
15.72	(18.93	)(g)	19,488	1.87	0.18	1.91	35
22.47	16.02		33,326	1.84	(0.14)	1.85	38
22.13	13.36		34,158	1.85	(0.18)	1.86	45

15.98	25.04		29,106	1.85	0.35	1.99	15
12.78	26.74		23,499	1.86	0.03	1.98	50
10.10	(27.34	)(f)	17,402	1.86	0.79	2.04	33
15.61	(18.95	)(g)	30,533	1.87	0.18	1.91	35
22.34	16.03		53,186	1.84	(0.13)	1.85	38
22.02	13.38		47,012	1.85	(0.18)	1.86	45

18.16	25.25		2,240	1.49	0.94	1.73	15
14.51	27.20		534	1.50	0.39	1.71	50
11.45	(8.17)		59	1.50	1.34	1.91	33

19.00	25.61		30,501	0.90	1.23	1.04	15
15.15	27.96		48,135	0.91	0.98	1.02	50
11.94	(26.63	)(f)	13,342	0.91	1.74	1.14	33
18.08	(18.17	)(g)	10,077	0.91	1.17	0.96	35
25.32	17.10		11,270	0.89	0.81	0.91	38
24.54	(1.51)		3,087	0.91	2.71	0.91	45

19.01	25.69		60,732	0.85	1.60	0.98	15
15.15	27.91		23,660	0.86	1.02	0.98	50
11.95	(26.59	)(f)	18,137	0.86	1.80	1.05	33
18.09	(18.16	)(g)	28,433	0.86	1.21	0.91	35
25.34	17.19		59,684	0.84	0.86	0.85	38
24.55	14.52		58,933	0.85	0.83	0.85	45

19.00	25.58		175,768	0.99	1.17	1.24	15
15.15	27.83		175,578	1.00	0.90	1.23	50
11.94	(26.72	)(f)	201,486	1.00	1.64	1.30	33
18.09	(18.24	)(g)	350,596	1.00	1.05	1.16	35
25.33	16.98		592,724	0.99	0.71	1.10	38
24.55	14.37		587,203	1.00	0.68	1.11	45

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	71

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Net realized gain	Total distributions
U.S. Small Company Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$7.79	$0.03	(e)	$2.02		$2.05	$(0.03)	$—	$(0.03)
Year Ended June 30, 2010	6.17	0.01	(e)	1.68		1.69	(0.07)	—	(0.07)
Year Ended June 30, 2009	8.37	0.05	(e)	(2.17	)(f)	(2.12)	(0.02)	(0.06)	(0.08)
November 1, 2007 (g) through June 30, 2008	9.73	0.03	(e)	(1.14)		(1.11)	(0.08)	(0.17)	(0.25)

Class C
Six Months Ended December 31, 2010 (Unaudited)	7.71	—	(e)	2.01		2.01	—	—	—
Year Ended June 30, 2010	6.14	(0.03	)(e)	1.68		1.65	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.34	0.02	(e)	(2.16	)(f)	(2.14)	— (h)	(0.06)	(0.06)
November 1, 2007(g) through June 30, 2008	9.73	—	(e)(h)	(1.14)		(1.14)	(0.08)	(0.17)	(0.25)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	7.84	0.04	(e)	2.06		2.10	(0.03)	—	(0.03)
Year Ended June 30, 2010	6.20	0.04	(e)	1.68		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.39	0.07	(e)	(2.16	)(f)	(2.09)	(0.04)	(0.06)	(0.10)
Year Ended June 30, 2008	14.02	0.08	(e)	(2.32)		(2.24)	(0.09)	(3.30)	(3.39)
Year Ended June 30, 2007	13.90	0.07	(e)	2.01		2.08	(0.09)	(1.87)	(1.96)
January 1, 2006 through June 30, 2006 (j)	12.93	0.01		0.96		0.97	—	—	—
Year Ended December 31, 2005	13.77	0.05	(e)	0.56		0.61	(0.03)	(1.42)	(1.45)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	7.86	0.03	(e)	2.06		2.09	(0.02)	—	(0.02)
Year Ended June 30, 2010	6.22	0.02	(e)	1.70		1.72	(0.08)	—	(0.08)
Year Ended June 30, 2009	8.40	0.07	(e)	(2.17	)(f)	(2.10)	(0.02)	(0.06)	(0.08)
Year Ended June 30, 2008	14.03	0.06	(e)	(2.33)		(2.27)	(0.06)	(3.30)	(3.36)
Year Ended June 30, 2007	13.89	0.04	(e)	2.02		2.06	(0.05)	(1.87)	(1.92)
January 1, 2006 through June 30, 2006 (j)	12.94	0.01		0.94		0.95	—	—	—
Year Ended December 31, 2005	13.78	0.02	(e)	0.57		0.59	(0.01)	(1.42)	(1.43)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Calculated based upon average shares outstanding.
(f)	Includes gains resulting from litigation payments on securities owned in a prior year. Without these gains, the total returns would have been (26.15)%, (26.47)%, (25.81)% and (25.88)%, and the net realized and unrealized gains (losses) on investments per share would have been $(2.24), $(2.23), $(2.24) and $(2.25) for Class A, Class C, Institutional Class and Select Class Shares, respectively.
(g)	Commencement of offering of class of shares.
(h)	Amount rounds to less than $0.01.
(i)	Includes interest expense of 0.01%.
(j)	The Fund changed its fiscal year end from December 31 to June 30.

SEE NOTES TO FINANCIAL STATEMENTS.

72	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$9.81	26.35%		$8,713	1.25%		0.73%	1.62%	20%
7.79	27.48		576	1.26		0.06	1.67	56
6.17	(25.30	)(f)	240	1.26		0.75	1.70	52
8.37	(11.51)		149	1.26		0.56	1.62	130

9.72	26.07		508	1.75		(0.09)	2.14	20
7.71	26.81		381	1.76		(0.44)	2.18	56
6.14	(25.62	)(f)	94	1.76		0.27	2.20	52
8.34	(11.82)		45	1.75		0.03	2.18	130

9.91	26.83		17,238	0.82		0.84	1.24	20
7.84	27.78		10,729	0.83		0.48	1.30	56
6.20	(24.84	)(f)	9,086	0.83		1.17	1.30	52
8.39	(19.41)		15,035	0.84	(i)	0.78	1.18	130
14.02	16.06		40,769	0.83		0.49	0.99	46
13.90	7.50		54,551	0.83		0.37	1.02	22
12.93	4.34		46,690	0.83		0.39	0.98	32

9.93	26.56		28,375	1.00		0.65	1.39	20
7.86	27.61		24,229	1.01		0.30	1.45	56
6.22	(24.92	)(f)	20,698	1.01		1.00	1.44	52
8.40	(19.62)		34,092	1.02	(i)	0.59	1.33	130
14.03	15.87		81,115	1.01		0.31	1.14	46
13.89	7.34		95,318	1.01		0.18	1.17	22
12.94	4.18		102,003	1.01		0.18	1.14	32

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	73

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I”) and JPMorgan Trust II (“JPM II”) (the “Trusts”) were formed on November 12, 2004, as Delaware statutory trusts, pursuant to Declarations of Trust dated November 5, 2004 and are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies.

The following are 6 separate funds of the Trusts (collectively, the “Funds”) covered by this report:

	Classes Offered	Trust	Diversified/Non-Diversified
Dynamic Small Cap Growth Fund	Class A, Class B, Class C and Select Class	JPM I	Diversified
Small Cap Core Fund	Select Class	JPM I	Diversified
Small Cap Equity Fund	Class A, Class B, Class C, Class R2, Class R5 and Select Class	JPM I	Diversified
Small Cap Growth Fund	Class A, Class B, Class C, Class R2, Class R6, Institutional Class and Select Class	JPM II	Diversified
Small Cap Value Fund	Class A, Class B, Class C, Class R2, Class R5, Class R6 and Select Class	JPM II	Diversified
U.S. Small Company Fund	Class A, Class C, Institutional Class and Select Class	JPM I	Diversified

Class R6 Shares commenced operation on November 30, 2010 for the Small Cap Growth Fund.

Effective November 30, 2010 Ultra Shares were renamed Class R6 Shares for the Small Cap Value Fund.

All share classes of the Small Cap Equity Fund are publicly offered only on a limited basis. Investors are not eligible to purchase shares of the Fund unless they meet certain requirements as described in their prospectuses.

Effective November 1, 2009, Class B Shares of the Dynamic Small Cap Growth Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund may not be purchased or acquired by new or existing shareholders, except through exchanges from Class B Shares of another J.P. Morgan Fund and dividend reinvestments. Shareholders who have invested in Class B Shares prior to November 1, 2009 may continue to hold their Class B Shares until they convert automatically to Class A Shares.

Class A Shares generally provide for a front-end sales charge while Class B and Class C Shares provide for a contingent deferred sales charge (“CDSC”). Class B Shares automatically convert to Class A Shares after eight years. No sales charges are assessed with respect to the Class R2, Class R5, Class R6, Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trusts in the preparation of their financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis

74	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset value.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”) (amounts in thousands):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Dynamic Small Cap Growth Fund
Total Investments in Securities #	$321,225	$—	$—	$321,225

Small Cap Core Fund
Total Investments in Securities ###	$547,050	$708	$–	$547,758

Appreciation in Other Financial Instruments
Futures Contracts	$184	$—	$—	$184

Small Cap Equity Fund
Total Investments in Securities #	$2,338,785	$—	$—	$2,338,785

Small Cap Growth Fund
Total Investments in Securities #	$627,097	$—	$—	$627,097

Small Cap Value Fund
Total Investments in Securities ##	$525,419	$948	$—	$526,367

Appreciation in Other Financial Instruments
Futures Contracts	$241	$—	$—	$241

U.S. Small Company Fund
Total Investments in Securities ###	$61,150	$175	$—	$61,325

Appreciation in Other Financial Instruments
Futures Contracts	$27	$—	$—	$27

#	All portfolio holdings designated as Level 1 are disclosed individually in the SOI. Please refer to the SOI for industry specifics of the portfolio holdings.

##	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a Corporate Bond and a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

###	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOI for industry specifics of the portfolio holdings.

There	were no transfers between Levels 1 and 2 during the six months ended December 31, 2010.

B. Futures Contracts — The Small Cap Core Fund, Small Cap Value Fund and U.S. Small Company Fund use index futures contracts to gain or reduce exposure to the stock market, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity. The use of futures contracts exposes the Funds to equity price risk.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	75

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, future exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The table below discloses the volume of the Fund’s derivatives activities during the six months ended December 31, 2010 (amounts in thousands):

	Small Cap Core Fund	Small Cap Value Fund	U.S. Small Company Fund
Average Notional Balance Long	$13,204	$11,349	$1,050
Ending Notional Balance Long	8,214	9,388	1,486

C. Securities Lending — Each Fund may lend securities to brokers, approved by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) in order to generate additional income. Goldman Sachs Bank USA (“GS Bank”) serves as lending agent for Dynamic Small Cap Growth Fund and U.S. Small Company Fund. J.P. Morgan Chase Bank, N.A. (“JPMCB”) serves as lending agent for Small Cap Core Fund, Small Cap Equity Fund, Small Cap Growth Fund and Small Cap Value Fund pursuant to an Amended and Restated Securities Lending Agreement effective February 9, 2010 (“Securities Lending Agreement”). Securities loaned are collateralized by cash, which is invested in Capital Shares of the JPMorgan Prime Money Market Fund. Upon termination of a loan, the Funds are required to return to the borrower the posted cash collateral. Loans are subject to termination by the Funds or the borrower at any time.

Securities lending income is comprised of income earned on cash collateral investments (“Collateral Investments”), net of a rebate received from or paid to borrowers for use of cash collateral and lending agent fees. This amount is recorded as Income from securities lending (net) on the Statements of Operations. The Funds also receive payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which are recorded as Dividend or Interest income, respectively, on the Statements of Operations.

For the six months ended December 31, 2010, the Funds earned the following amounts from the investment of cash collateral, prior to rebates or fees, from an investment in an affiliated fund as described below (amounts in thousands):

Dynamic Small Cap Growth Fund	$49
Small Cap Core Fund	23
Small Cap Equity Fund	91
Small Cap Growth Fund	42
Small Cap Value Fund	25
U.S. Small Company Fund	7

Under the securities lending agreement with GS Bank, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. securities plus accrued interest. The securities lending agreement with GS Bank requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% of the value of loaned securities. Under the securities lending agreement with JPMCB, at the inception of a loan, securities are exchanged for cash collateral equal to at least 102% of the value of loaned U.S. dollar-denominated securities plus accrued interest, and 105% of the value of loaned non-dollar-denominated securities, plus accrued interest. The securities lending agreement with JPMCB requires that the loaned securities be marked to market on a daily basis and additional cash collateral is requested from borrowers when the cash received from borrowers becomes less than 102% and 105% of the value of loaned U.S. dollar-denominated securities and non-dollar-denominated securities, respectively, subject to certain de minimis guidelines.

76	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

The value of the cash collateral received is recorded as a liability on the Statements of Assets and Liabilities and details of Collateral Investments are disclosed in the SOIs. At December 31, 2010, the value of outstanding securities on loan and the value of Collateral Investments were as follows (amount in thousands):

	Value of Securities on Loan	Cash Collateral Posted by Borrower	Total Value of Collateral Investments
Dynamic Small Cap Growth Fund	$41,292	$42,747	$42,747
Small Cap Core Fund	21,082	21,775	21,775
Small Cap Equity Fund	81,780	84,959	84,959
Small Cap Growth Fund	41,444	42,839	42,839
Small Cap Value Fund	25,930	26,821	26,821
U.S. Small Company Fund	6,486	6,729	6,729

The Funds bear the risk of loss associated with the Collateral Investments and are not entitled to additional collateral from the borrower to cover any such losses. To the extent that the value of the Collateral Investments decline below the amount owed to a borrower, a Fund may incur losses that exceed the amount it earned on lending the security. Upon termination of a loan, a Fund may use leverage (borrow money) to repay the borrower for cash collateral posted, if the Advisor does not believe that it is prudent to sell the Collateral Investments to fund the payment of this liability.

Securities lending also involves counterparty risks, including the risk that the loaned securities may not be returned in a timely manner or at all. Subject to certain conditions, GS Bank and JPMCB each have agreed to indemnify the Funds from losses resulting from a borrower’s failure to return a loaned security.

JPMIM waived fees associated with the Funds’ investment in JPMorgan Prime Money Market Fund as follows (amounts in thousands).

Dynamic Small Cap Growth Fund	$27
Small Cap Core Fund	13
Small Cap Equity Fund	49
Small Cap Growth Fund	26
Small Cap Value Fund	14
U.S. Small Company Fund	4

These amounts offset the administration fees and shareholder servicing fees incurred by JPMorgan Prime Money Market Fund related to the Funds’ investment in such fund. A portion of the waiver is voluntary.

Under the Securities Lending Agreement, JPMCB is entitled to a fee paid monthly in arrears equal to: (i) 0.03% of the average dollar value of the loans of U.S. dollar-denominated securities outstanding during a given month; and (ii) 0.09% of the average dollar value of loans of non-dollar-denominated securities outstanding during a given month.

The Funds incurred lending agent fees to JPMCB as follows for the six months ended December 31, 2010 (amounts in thousands):

Small Cap Core Fund	$4
Small Cap Equity Fund	16
Small Cap Growth Fund	8
Small Cap Value Fund	5

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

The Funds record distributions received in excess of income from underlying investments as a reduction of cost of investments and/or realized gain. Such amounts are based on estimates if actual amounts are not available and actual amounts of income, realized gain and return of capital may differ from the estimated amounts. The Funds adjust the estimated amounts of components of distributions (and consequently their net investment income) as necessary once the issuers provide information about the actual composition of the distributions.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trusts are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	77

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

F. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid at least annually, except for Small Cap Value Fund, which are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, JPMIM acts as the investment advisor to the Funds. JPMIM is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). JPMIM supervises the investments of each respective Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on each Fund’s respective average daily net assets. The annual fee rate for each Fund is as follows:

Dynamic Small Cap Growth Fund	0.65%
Small Cap Core Fund	0.65
Small Cap Equity Fund	0.65
Small Cap Growth Fund	0.65
Small Cap Value Fund	0.65
U.S. Small Company Fund	0.60

The Advisors waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2010, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“the Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trusts’ exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class B, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2
Dynamic Small Cap Growth Fund	0.25%	0.75%	0.75%	n/a
Small Cap Equity Fund	0.25	0.75	0.75	0.50%
Small Cap Growth Fund	0.25	0.75	0.75	0.50
Small Cap Value Fund	0.25	0.75	0.75	0.50
U.S. Small Company Fund	0.25	n/a	0.75	n/a

78	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the CDSC from redemptions of Class B and Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2010, the Distributor retained the following amounts (in thousands):

	Front-End Sales Charge		CDSC
Dynamic Small Cap Growth Fund	$2		$1
Small Cap Equity Fund	1		5
Small Cap Growth Fund	12		3
Small Cap Value Fund	31		8
U.S. Small Company Fund	—	(a)	—

(a)	Amount rounds to less than $1,000.

D. Shareholder Servicing Fees — The Trusts, on behalf of the Funds, have entered into Shareholder Servicing Agreements with the Distributor under which the Distributor provides certain support services to the shareholders. The Class R6 Shares do not participate in the Shareholder Servicing Agreement. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	0.25%	0.25%	0.25%	n/a	n/a	n/a	0.25%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	0.25
Small Cap Equity Fund	0.25	0.25	0.25	0.25%	0.05%	n/a	0.25
Small Cap Growth Fund	0.25	0.25	0.25	0.25	n/a	0.10%	0.25
Small Cap Value Fund	0.25	0.25	0.25	0.25	0.05	n/a	0.25
U.S. Small Company Fund	0.25	n/a	0.25	n/a	n/a	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class B	Class C	Class R2	Class R5	Class R6	Institutional Class	Select Class
Dynamic Small Cap Growth Fund	1.50%	2.10%	2.10%	n/a	n/a	n/a	n/a	1.10%
Small Cap Core Fund	n/a	n/a	n/a	n/a	n/a	n/a	n/a	0.80
Small Cap Equity Fund	1.30	1.80	1.80	1.55%	0.80%	n/a	n/a	1.00
Small Cap Growth Fund	1.25	1.87	1.87	1.50	n/a	0.75%	0.85%	1.00
Small Cap Value Fund	1.25	1.86	1.86	1.50	0.91	0.86	n/a	1.00
U.S. Small Company Fund	1.26	n/a	1.76	n/a	n/a	n/a	0.83	1.01

Prior to November 1, 2010, the contractual expense limitation for the Dynamic Small Cap Growth Fund was 2.12% for Class B and Class C Shares.

Prior to November 1, 2010, the contractual expense limitation for the Small Cap Core Fund was 1.00% for Select Class Shares.

Prior to November 1, 2010, the contractual expense limitations for the Small Cap Equity Fund were 1.38%, 2.12%, 2.12% and 1.63% for Class A, Class B, Class C and Class R2 Shares, respectively.

Prior to November 1, 2010, the contractual expense limitation for the Small Cap Value Fund were 2.00% for Class B and Class C Shares.

Except as noted above, the contractual expense limitation agreements were in effect for the six months ended December 31, 2010. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011. In addition, the Funds’ service providers have volun-

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	79

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

tarily waived fees during the six months ended December 31, 2010. However, the Funds’ service providers are under no obligation to do so and may discontinue such voluntary waivers at any time.

For the six months ended December 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows (amounts in thousands). None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$78	$4	$139	$221
Small Cap Core Fund	14	13	344	371
Small Cap Equity Fund	564	—	345	909
Small Cap Growth Fund	25	176	181	382
Small Cap Value Fund	286	1	190	477
U.S. Small Company Fund	78	—	4	82

	Voluntary Waivers
	Investment Advisory	Administration	Shareholder Servicing	Total
Dynamic Small Cap Growth Fund	$3	$1	$—	$4
Small Cap Core Fund	22	26	288	336
Small Cap Equity Fund	143	—	—	143
Small Cap Growth Fund	1	5	—	6
Small Cap Value Fund	14	—	—	14

Additionally, the Funds may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisors, Administrator and the Distributor as shareholder servicing agent waive an amount sufficient to offset the respective fees each charges to the affiliated money market fund on the Funds’ investment in such affiliated money market fund. A portion of the waiver is voluntary.

The amounts of waivers resulting from investments in the money market funds for the six months ended December 31, 2010 were as follows (excluding the waiver disclosed in Note 2.C. regarding cash collateral for securities lending invested in the JPMorgan Prime Money Market Fund) (amounts in thousands):

Dynamic Small Cap Growth Fund	$6
Small Cap Core Fund	11
Small Cap Equity Fund	68
Small Cap Growth Fund	9
Small Cap Value Fund	9
U.S. Small Company Fund	1

G. Other — Certain officers of the Trusts are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trusts adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2010, certain Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisors.

The Funds may use related party broker/dealers. For the six months ended December 31, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisors.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

80	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

4. Investment Transactions

During the six months ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
Dynamic Small Cap Growth Fund	$113,964	$78,668	$—	$—
Small Cap Core Fund	70,004	150,362	688	900
Small Cap Equity Fund	343,548	337,949	—	—
Small Cap Growth Fund	199,782	187,017	—	—
Small Cap Value Fund	63,222	85,332	839	1,135
U.S. Small Company Fund	16,553	8,054	126	85

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows (amounts in thousands):

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Dynamic Small Cap Growth Fund	$255,625	70,240	4,640	65,600
Small Cap Core Fund	423,200	147,951	23,393	124,558
Small Cap Equity Fund	1,835,199	548,015	44,429	503,586
Small Cap Growth Fund	478,140	163,138	14,181	148,957
Small Cap Value Fund	444,078	117,439	35,150	82,289
U.S. Small Company Fund	51,096	12,196	1,967	10,229

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPM II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trusts and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

One or more affiliates of the Advisor have investment discretion with respect to their clients’ holdings in the Funds, which collectively represent a significant portion of the Funds’ assets for U.S. Small Company Fund. In addition, the J.P. Morgan Investor Funds, which are affiliated funds of funds, own, in the aggregate approximately 14.9%, of the net assets of Small Cap Value Fund. Significant shareholder transactions, if any, may impact the Funds’ performance.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	81

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

Additionally, Dynamic Small Cap Growth Fund has several shareholders, which are accounts maintained by financial intermediaries on behalf of their clients, that own significant portions of the Fund’s outstanding shares.

8. Legal Matters

Prior to becoming an affiliate of JPMorgan, on June 29, 2004, Banc One Investment Advisors Corporation (“BOIA”) subsequently known as JPMorgan Investment Advisors Inc. (“JPMIA”), entered into agreements with the SEC (the “SEC Order”) and the New York Attorney General (“NYAG settlement”) in resolution of investigations into market timing of certain One Group mutual funds advised by BOIA. JPMIA was investment advisor to certain of the

Funds until January 1, 2010. Effective January 1, 2010, JPMIA transferred its investment advisory business to JPMIM and JPMIM became investment advisor to such Funds. Under the terms of the SEC Order and the NYAG settlement, BOIA agreed to pay disgorgement of $10 million and a civil money penalty of $40 million for a total payment of $50 million, which has been distributed to certain current and former shareholders of certain funds. Pursuant to the NYAG settlement, BOIA reduced its management fee for certain funds in the aggregate amount of approximately $8 million annually (based on assets under management as of June 30, 2004) over a five year period from September 27, 2004 through September 27, 2009.

In addition to the matters involving the SEC and NYAG, various lawsuits were filed by private plaintiffs in connection with these circumstances in various state and federal courts. These actions were transferred to the United States District Court for the District of Maryland. The plaintiffs filed consolidated amended complaints, naming as defendants, BOIA, Bank One Corporation and JPMorgan, One Group Services Company (the former distributor of One Group Mutual Funds), certain officers of One Group Mutual Funds and BOIA, and certain current and former Trustees.

As of June 14, 2006, all claims against One Group Mutual Funds and current and former trustees were dismissed by the United States District Court in Maryland. Certain claims against BOIA and its affiliates were also dismissed. On October 25, 2010, the court approved a settlement resolving all remaining claims in the litigation in Maryland.

The Funds will be reimbursed for all costs associated with these matters to ensure that they incur no expense as it relates to the matters described above. A portion of these reimbursements may be from related parties.

As noted above, the NYAG settlement required BOIA to establish reduced “net management fee rates” for certain Funds (“Reduced Rate Funds”).“Net Management Fee Rates” means the percentage fee rates specified in contracts between BOIA and its affiliates and the Reduced Rate Funds, less waivers and reimbursements by BOIA and its affiliates, in effect as of June 30, 2004. The settlement agreement required that the reduced Net Management Fee Rates must result in a reduction of $8 million annually based upon assets under management as of June 30, 2004, for a total reduction over five years of $40 million from that which would have been paid by the Reduced Rate Funds on the Net Management Fee Rates as of June 30, 2004. To the extent that BOIA and its affiliates have agreed as part of the settlement with the NYAG to waive or reimburse expenses of a Fund in connection with the settlement with the NYAG, those reduced Net Management Fee Rates were referred to as “Reduced Rates.” The Reduced Rates were implemented on September 27, 2004 and remained in place through September 27, 2009. Thus, the Reduced Rates are no longer in effect.

82	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by

$1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Dynamic Small Cap Growth Fund
Class A
Actual*	$1,000.00	$1,349.30	$8.76	1.48%
Hypothetical*	1,000.00	1,017.74	7.53	1.48
Class B
Actual*	1,000.00	1,346.00	12.30	2.08
Hypothetical*	1,000.00	1,014.72	10.56	2.08
Class C
Actual*	1,000.00	1,344.90	12.29	2.08
Hypothetical*	1,000.00	1,014.72	10.56	2.08
Select Class
Actual*	1,000.00	1,352.30	6.46	1.09
Hypothetical*	1,000.00	1,019.71	5.55	1.09

Small Cap Core Fund
Select Class
Actual*	1,000.00	1,280.30	4.54	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79

Small Cap Equity Fund
Class A
Actual*	1,000.00	1,268.10	7.37	1.29
Hypothetical*	1,000.00	1,018.70	6.56	1.29
Class B
Actual*	1,000.00	1,265.10	10.22	1.79
Hypothetical*	1,000.00	1,016.18	9.10	1.79
Class C
Actual*	1,000.00	1,265.20	10.22	1.79
Hypothetical*	1,000.00	1,016.18	9.10	1.79

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	83

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010	Annualized Expense Ratio
Small Cap Equity Fund (continued)
Class R2
Actual*	1,000.00	1,266.70	8.80	1.54
Hypothetical*	1,000.00	1,017.44	7.83	1.54
Class R5
Actual*	1,000.00	1,271.20	4.52	0.79
Hypothetical*	1,000.00	1,021.22	4.02	0.79
Select Class
Actual*	1,000.00	1,270.10	5.66	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

Small Cap Growth Fund
Class A
Actual*	1,000.00	1,349.00	7.28	1.23
Hypothetical*	1,000.00	1,019.00	6.26	1.23
Class B
Actual*	1,000.00	1,346.40	10.76	1.82
Hypothetical*	1,000.00	1,016.03	9.25	1.82
Class C
Actual*	1,000.00	1,345.90	10.70	1.81
Hypothetical*	1,000.00	1,016.08	9.20	1.81
Class R2
Actual*	1,000.00	1,347.90	8.76	1.48
Hypothetical*	1,000.00	1,017.74	7.53	1.48
Class R6
Actual**	1,000.00	1,070.80	0.60	0.68
Hypothetical*	1,000.00	1,021.78	3.47	0.68
Institutional Class
Actual*	1,000.00	1,351.70	4.98	0.84
Hypothetical*	1,000.00	1,020.97	4.28	0.84
Select Class
Actual*	1,000.00	1,351.40	5.81	0.98
Hypothetical*	1,000.00	1,020.27	4.99	0.98

Small Cap Value Fund
Class A
Actual*	1,000.00	1,253.70	7.04	1.24
Hypothetical*	1,000.00	1,018.95	6.31	1.24
Class B
Actual*	1,000.00	1,250.00	10.49	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class C
Actual*	1,000.00	1,250.40	10.49	1.85
Hypothetical*	1,000.00	1,015.88	9.40	1.85
Class R2
Actual*	1,000.00	1,252.50	8.46	1.49
Hypothetical*	1,000.00	1,017.69	7.58	1.49
Class R5
Actual*	1,000.00	1,256.10	5.12	0.90
Hypothetical*	1,000.00	1,020.67	4.58	0.90
Class R6
Actual*	1,000.00	1,256.90	4.84	0.85
Hypothetical*	1,000.00	1,020.92	4.33	0.85
Select Class
Actual*	1,000.00	1,255.80	5.63	0.99
Hypothetical*	1,000.00	1,020.21	5.04	0.99

84	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010	Annualized Expense Ratio
U.S. Small Company Fund
Class A
Actual*	1,000.00	1,263.50	7.13	1.25
Hypothetical*	1,000.00	1,018.90	6.36	1.25
Class C
Actual*	1,000.00	1,260.70	9.97	1.75
Hypothetical*	1,000.00	1,016.38	8.89	1.75
Institutional Class
Actual*	1,000.00	1,268.30	4.69	0.82
Hypothetical*	1,000.00	1,021.07	4.18	0.82
Select Class
Actual*	1,000.00	1,265.60	5.71	1.00
Hypothetical*	1,000.00	1,020.16	5.09	1.00

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
**	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 31/365 (to reflect the actual period).

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	85

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

JPMorgan Investment Advisors Inc. (“JPMIA”) served as the investment adviser to certain Funds until January 1, 2010, when its investment advisory business was transferred to the Advisor, who became the investment adviser for the Funds. The appointment of the Advisor did not change the Funds’ portfolio management team or investment strategies, the investment advisory fees charged to the Funds or the terms of the Funds’ investment advisory agreements (other than the name of the investment adviser).

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information received from the Advisor (including applicable information relating to JPMIA prior to January 1, 2010),, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’ performance compared to the performance of the Funds’ peers and benchmarks and analyses by the Advisor of the Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to certain Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from each Fund under the applicable Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the

86	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (Continued)

Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to each of the Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting, securities lending, and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for each Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding funds-of-funds, as applicable, advised by the Advisor, and that the Funds would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Funds’ Senior/Chief Compliance Officer

The Trustees noted that, upon their direction, the Senior Officer for the Small Cap Growth Fund and Small Cap Value Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. In determining whether to continue the Advisory Agreements, the Trustees considered the Senior Officer’s report.

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Dynamic Small Cap Growth Fund, Small Cap Core Fund, Small Cap Equity Fund, and U.S. Small Company Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreements.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	87

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (Continued)

that the fee rates charged to each Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s performance was in the fifth, fourth, and fourth quintiles for Class A shares and in the fifth, fourth, and third quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance needed enhancement. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Small Cap Core Fund’s performance was in the fifth, fourth, and fourth quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable. However, they requested that the Fund’s Advisor provide additional Fund performance information to be reviewed with members of the equity subcommittee at each of their regular meetings over the course of the next year.

The Trustees noted that the Small Cap Equity Fund’s performance was in the third, first and first quintiles for Class A and in the second, first and first quintiles for Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Growth Fund’s performance was in the second, third and second quintiles for Class A and in the second quintile for Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the Small Cap Value Fund’s performance was in the fourth, third and third quintiles for both Class A and Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was satisfactory. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the U.S. Small Company Fund’s performance was in the second quintile for Class A shares for the one-year period and in the second, third and fourth quintiles for the Select Class shares for the one-, three-, and five-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that the overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by each Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Fund. The Trustees recognized that Lipper reported each Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for each Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for each Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons

88	J.P. MORGAN SMALL CAP FUNDS	DECEMBER 31, 2010

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (Continued)

of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Dynamic Small Cap Growth Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the third and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Small Cap Core Fund’s net advisory fee and actual total expenses for the Select Class shares were in the second and first quintiles, respectively, of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Small Cap Equity Fund’s net advisory fee for Class A and Select Class shares was in the second quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Small Cap Growth Fund’s net advisory fee and actual total expenses for both Class A and Select Class shares were in the first quintile of their respective Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the Small Cap Value Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the U.S. Small Company Fund’s net advisory fee for Class A and Select Class shares was in the first quintile and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2010	J.P. MORGAN SMALL CAP FUNDS	89

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. December 2010.	SAN-SC-1210

J.P. Morgan U.S. Equity Funds

Semi-Annual Report

December 31, 2010 (Unaudited)

JPMorgan Value Discovery Fund

JPMorgan Value Discovery Fund

Semi-Annual Report

December 31, 2010

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

JPMorgan Value Discovery Fund

CEO’s Letter (Unaudited)

January 20, 2011

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

Despite volatility, equities turn in double-digit performance

Last summer, investors’ optimism in the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010. After experiencing a period of volatility towards the end of the summer, however, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the six-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 23.3% from six months prior.

Quote “Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Small caps and growth stocks outpace other style categories

Small cap stocks led the style categories over the past six months (the Russell 2000 Index returned 29.4%, compared to 28.1% and 24.0% as measured by the Russell Mid Cap Index and Russell 1000 Index, respectively). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 26.4% for the six-month reporting period, compared to 21.7% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 30.7%, while the Russell Midcap Value Index returned 25.9%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 32.1%, compared to 26.6%, as of the end of the six-month reporting period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, prompting yields to increase sharply. As of the end of the six-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond rose, from 3.0% to 3.3%. Yields on the 30-year U.S Treasury bond rose from 3.9% to 4.3% as of the end of the period, and the two-year U.S. Treasury note remained flat at 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 1.2%, while the Barclays Capital High Yield Index returned 10.2%, and the Barclays Capital Emerging Markets Index returned 6.8% for the six-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government

1

cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

2

JPMorgan Value Discovery Fund

Fund Summary

Six Months Ended December 31, 2010 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	23.85%
Russell 1000 Value Index	21.74%

Net Assets as of 12/31/2010	$2,675,036

Investment objective and strategies**	The Fund seeks long-term capital appreciation. Under normal circumstances, the Fund invests primarily in equity securities of large U.S. companies, which possess market capitalizations similar to those within the universe of the Russell 1000 Value Index. It may also invest in securities across all market capitalizations when they offer attractive opportunities. The Fund may invest in options on securities in an effort to enhance income, protect the value of portfolio securities and increase the return to risk ratio for a particular investment, among other reasons.

TOP TEN EQUITY HOLDINGS OF THE PORTFOLIO***		PORTFOLIO COMPOSITION BY SECTOR***
1. Chevron Corp.	3.8%	Financials	20.1%
2. Procter & Gamble Co. (The)	3.5	Energy	11.7
3. Merck & Co., Inc.	2.7	Industrials	11.4
4. Verizon Communications, Inc.	2.7	Health Care	11.2
5. Microsoft Corp.	2.6	Consumer Discretionary	11.2
6. Bank of America Corp.	2.5	Consumer Staples	9.3
7. Apache Corp.	2.0	Information Technology	8.9
8. Wells Fargo & Co.	2.0	Materials	4.7
9. United Technologies Corp.	2.0	Utilities	4.3
10. Home Depot, Inc.	1.8	Telecommunication Services	3.0
		Short-Term Investment	4.2

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based upon total investments as of December 31, 2010. The Fund’s composition is subject to change.

3

JPMorgan Value Discovery Fund

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010 (Unaudited)

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	9/28/07
Without Sales Charge		23.70%	13.95%	(1.05)%	(3.68)%
With Sales Charge**		17.17	7.95	(2.82)	(5.26)

CLASS C SHARES	9/28/07
Without CDSC		23.40	13.40	(1.54)	(4.15)
With CDSC***		22.40	12.40	(1.54)	(4.15)
CLASS R5 SHARES	9/28/07	23.97	14.45	(0.61)	(3.24)
SELECT CLASS SHARES	9/28/07	23.85	14.23	(0.81)	(3.44)

*	Not annualized.
**	Sales Charge for Class A Shares is 5.25%.
***	Assumes a 1% CDSC (Contingent Deferred Sales Charge) for the one year period and 0% CDSC thereafter.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

JPMorgan Value Discovery Fund

The Fund commenced operations on September 28, 2007.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Value Discovery Fund, the Russell 1000 Value Index and the Lipper Large-Cap Value Funds Index from September 28, 2007 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Russell 1000 Value Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Large-Cap Value Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Lipper Large-Cap Value Funds Index is an index based on total returns of certain mutual funds within the Fund’s designated category as determined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan Value Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE ($)
Common Stocks — 94.4%

Consumer Discretionary — 10.5%

	Auto Components — 1.5%
1,060	Johnson Controls, Inc.	40,492

	Diversified Consumer Services — 0.2%
110	Apollo Group, Inc., Class A (a) (m)	4,344

	Media — 6.0%
610	CBS Corp. (Non-Voting), Class B	11,621
1,735	Comcast Corp., Class A	36,105
590	Gannett Co., Inc.	8,903
340	Time Warner Cable, Inc.	22,450
1,250	Time Warner, Inc.	40,212
1,070	Walt Disney Co. (The)	40,136

		159,427

	Specialty Retail — 2.8%
1,397	Home Depot, Inc.	48,979
1,200	Staples, Inc.	27,324

		76,303

	Total Consumer Discretionary	280,566

Consumer Staples — 9.4%

	Beverages — 1.2%
500	Coca-Cola Co. (The)	32,885

	Food & Staples Retailing — 2.8%
980	CVS Caremark Corp.	34,075
750	Wal-Mart Stores, Inc.	40,447

		74,522

	Food Products — 1.9%
470	General Mills, Inc.	16,728
500	JM Smucker Co. (The)	32,825

		49,553

	Household Products — 3.5%
1,470	Procter & Gamble Co. (The)	94,565

	Total Consumer Staples	251,525

Energy — 11.1%

	Energy Equipment & Services — 0.3%
160	Cameron International Corp. (a)	8,117

	Oil, Gas & Consumable Fuels — 10.8%
240	Anadarko Petroleum Corp. (m)	18,278
460	Apache Corp. (m)	54,846
1,120	Chevron Corp.	102,200
610	ConocoPhillips	41,541
1,811	El Paso Corp.	24,919
180	EOG Resources, Inc.	16,454
320	Occidental Petroleum Corp.	31,392

		289,630

	Total Energy	297,747

Financials — 19.1%

	Capital Markets — 5.1%
50	Ameriprise Financial, Inc. (m)	2,878
880	Bank of New York Mellon Corp. (The) (m)	26,576
290	Goldman Sachs Group, Inc. (The)	48,766

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Capital Markets — Continued
620	Morgan Stanley	16,870
560	State Street Corp.	25,951
870	TD AMERITRADE Holding Corp.	16,521

		137,562

	Commercial Banks — 5.7%
770	BB&T Corp. (m)	20,243
250	Comerica, Inc.	10,560
466	PNC Financial Services Group, Inc.	28,296
1,460	U.S. Bancorp	39,376
1,730	Wells Fargo & Co.	53,613

		152,088

	Consumer Finance — 0.8%
519	American Express Co.	22,275

	Diversified Financial Services — 3.3%
5,080	Bank of America Corp. (m)	67,767
4,180	Citigroup, Inc. (a)	19,771

		87,538

	Insurance — 4.2%
260	ACE Ltd., (Switzerland)	16,185
290	Aflac, Inc. (m)	16,365
310	Lincoln National Corp.	8,621
560	MetLife, Inc.	24,886
450	Prudential Financial, Inc.	26,420
900	XL Group plc, (Ireland)	19,638

		112,115

	Total Financials	511,578

Health Care — 11.4%

	Biotechnology — 1.8%
270	Biogen Idec, Inc. (a)	18,103
520	Celgene Corp. (a)	30,753

		48,856

	Health Care Equipment & Supplies — 1.1%
120	C.R. Bard, Inc.	11,012
390	Covidien plc, (Ireland)	17,808

		28,820

	Health Care Providers & Services — 1.6%
840	UnitedHealth Group, Inc.	30,332
230	WellPoint, Inc. (a)	13,078

		43,410

	Life Sciences Tools & Services — 1.2%
600	Thermo Fisher Scientific, Inc. (a)	33,216

	Pharmaceuticals — 5.7%
660	Abbott Laboratories (m)	31,621
2,071	Merck & Co., Inc.	74,639
2,560	Pfizer, Inc.	44,825

		151,085

	Total Health Care	305,387

Industrials — 11.5%

	Aerospace & Defense — 3.5%
770	Honeywell International, Inc.	40,933
680	United Technologies Corp.	53,530

		94,463

SEE NOTES TO FINANCIAL STATEMENTS.

6

JPMorgan Value Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE ($)
	Industrial Conglomerates — 2.2%
150	3M Co.	12,945
870	Textron, Inc.	20,567
600	Tyco International Ltd., (Switzerland)	24,864

		58,376

	Machinery — 3.0%
470	PACCAR, Inc.	26,987
210	Parker Hannifin Corp.	18,123
602	WABCO Holdings, Inc. (a)	36,680

		81,790

	Road & Rail — 2.8%
570	CSX Corp.	36,828
400	Union Pacific Corp.	37,064

		73,892

	Total Industrials	308,521

Information Technology — 9.1%

	Communications Equipment — 2.3%
1,230	Cisco Systems, Inc. (a)	24,883
740	QUALCOMM, Inc.	36,623

		61,506

	Computers & Peripherals — 1.5%
40	Apple, Inc. (a) (m)	12,902
530	EMC Corp. (a)	12,137
370	Hewlett-Packard Co.	15,577

		40,616

	Electronic Equipment, Instruments & Components — 1.4%
1,000	Tyco Electronics Ltd., (Switzerland)	35,400

	Software — 3.9%
2,542	Microsoft Corp.	70,973
1,080	Oracle Corp.	33,804

		104,777

	Total Information Technology	242,299

Materials — 4.8%

	Chemicals — 3.8%
190	Air Products & Chemicals, Inc.	17,280
730	Celanese Corp., Class A	30,054
790	Dow Chemical Co. (The)	26,971
540	E.l. du Pont de Nemours & Co.	26,935

		101,240

	Metals & Mining — 1.0%
550	Alcoa, Inc. (m)	8,465
160	Freeport-McMoRan Copper & Gold, Inc.	19,214

		27,679

	Total Materials	128,919

Telecommunication Services — 3.1%

	Diversified Telecommunication Services — 2.8%
2,060	Verizon Communications, Inc.	73,707

	Wireless Telecommunication Services — 0.3%
1,870	Sprint Nextel Corp. (a)	7,910

	Total Telecommunication Services	81,617

SHARES	SECURITY DESCRIPTION	VALUE ($)
Utilities — 4.4%

	Electric Utilities — 1.2%
410	NextEra Energy, Inc.	21,316
820	NV Energy, Inc.	11,521

		32,837

	Multi-Utilities — 3.2%
1,090	CMS Energy Corp.	20,274
590	PG&E Corp.	28,226
250	Sempra Energy	13,120
961	Xcel Energy, Inc.	22,631

		84,251

	Total Utilities	117,088

	Total Common Stocks (Cost $2,070,546)	2,525,247

NUMBER OF CONTRACTS
Options Purchased — 0.4%

	Call Options Purchased — 0.3%
4	Aflac, Inc., Expiring 01/21/12 @ $65.00, American Style (a)	1,340
3	American Express Co., Expiring 01/22/11 @ $45.00, American Style (a)	72
13	General Electric Co., Expiring 01/21/12 @ $17.50, American Style (a)	2,951
5	Lincoln National Corp., Expiring 01/22/11 @ $25.00, American Style (a)	1,390
4	Microsoft Corp., Expiring 01/22/11 @ $27.50, American Style (a)	308
3	Monsanto Co., Expiring 01/22/11 @ $80.00, American Style (a)	45
3	Wal-Mart Stores Inc., Expiring 01/22/11 @ $60.00, American Style (a)	3

		6,109

	Put Options Purchased — 0.1%
4	Aflac, Inc., Expiring 01/22/11 @ $48.00, American Style (a)	24
3	American Express Co., Expiring 04/16/11 @ $39.00, American Style (a)	456
5	Bank of New York Mellon Corp., Expiring 06/18/11 @ $24.00, American Style (a)	285
8	Home Depot, Inc., Expiring 01/21/12 @ $30.00, American Style (a)	1,656
1	Union Pacific Corp., Expiring 01/21/12 @ $85.00, American Style (a)	810

		3,231

	Total Options Purchased (Cost $18,314)	9,340

SEE NOTES TO FINANCIAL STATEMENTS.

7

JPMorgan Value Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE ($)
Preferred Stocks — 2.9%

Consumer Discretionary — 0.9%

	Automobiles — 0.6%
310	General Motors Co., Series B, 4.750%, 12/01/13 (a)	16,774

	Household Durables — 0.3%
60	Stanley Black & Decker, Inc., 4.750%, 11/17/15 (a)	6,513

	Total Consumer Discretionary	23,287

Energy — 0.7%

	Oil, Gas & Consumable Fuels — 0.7%
300	Apache Corp., Series D, 6.000%, 08/01/13 (m)	19,878

Financials — 1.3%

	Diversified Financial Services — 1.3%
260	Citigroup, Inc., 7.500%, 12/15/12	35,539

	Total Preferred Stocks (Cost $62,983)	78,704

Short-Term Investment — 4.2%

	Investment Company — 4.2%
113,145	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $113,145)	113,145

	Total Investments — 101.9% (Cost $2,264,988)	2,726,436

	Liabilities in Excess of Other Assets — (1.9)%	(51,400)

	NET ASSETS — 100.0%	$2,675,036

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

8

JPMorgan Value Discovery Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

Call Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
Sprint Nextel Corp., American Style	$6.00	05/21/11	10	$(90)
WABCO Holdings, Inc., American Style	60.00	03/19/11	3	(1,170)

(Premiums received of $466.)				$(1,260)

Put Options Written
DESCRIPTION	EXERCISE PRICE	EXPIRATION DATE	NUMBER OF CONTRACTS	VALUE
Aflac, Inc., American Style	$45.00	01/21/12	4	$(1,400)
American Express Co., American Style	35.00	04/16/11	6	(408)
Bank of New York Mellon Corp., American Style	21.00	06/18/11	10	(650)
General Electric Co., American Style	12.50	01/21/12	18	(918)
Home Depot, Inc., American Style	25.00	01/21/11	16	(1,568)
Monsanto Co., American Style	70.00	01/21/12	3	(3,183)
Sprint Nextel Corp., American Style	3.50	05/21/11	10	(140)
Union Pacific Corp., American Style	70.00	01/21/12	2	(750)

(Premiums received of $14,796.)				$(9,017)

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

(a)	Non-income producing security.
(b)	Investment in affiliate. Money market fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(l)	The rate shown is the current yield as of December 31, 2010.
(m)	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited)

Value Discovery Fund
ASSETS:
Investments in non-affiliates, at value	$2,613,291
Investments in affiliates, at value	113,145

Total investment securities, at value	2,726,436
Receivables:
Interest and dividends	3,070
Due from Advisor (See Note 3.F.)	6,855

Total Assets	2,736,361

LIABILITIES:
Payables:
Outstanding options written, at fair value	10,277
Accrued liabilities:
Shareholder servicing fees	442
Distribution fees	73
Custodian and accounting fees	12,247
Trustees’ and Chief Compliance Officer’s fees	13
Transfer agent fees	8,540
Audit fees	29,124
Other	609

Total Liabilities	61,325

Net Assets	$2,675,036

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited)

Value Discovery Fund
NET ASSETS:
Paid in capital	$3,089,863
Accumulated undistributed (distributions in excess of) net investment income	(275)
Accumulated net realized gains (losses)	(880,985)
Net unrealized appreciation (depreciation)	466,433

Total Net Assets	$2,675,036

NET ASSETS:
Class A	$88,533
Class C	87,108
Class R5	22,462
Select Class	2,476,933

Total	$2,675,036

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	6,904
Class C	6,794
Class R5	1,751
Select Class	193,155

Net asset value :
Class A - Redemption price per share	$12 .82
Class C - Offering price per share (a)	12 .82
Class R5 - Offering and redemption price per share	12 .82
Select Class - Offering and redemption price per share	12 .82

Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$13 .53

Cost of investments in non-affiliates	$2,151,843
Cost of investments in affiliates	113,145
Premiums received from options written	15,262

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

11

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Value Discovery Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$114
Dividend income from non-affiliates	25,072
Interest income from affiliates	72
Dividend income from affiliates	94

Total investment income	25,352

EXPENSES:
Investment advisory fees	7,917
Administration fees	1,114
Distribution fees:
Class A	101
Class C	298
Shareholder servicing fees:
Class A	101
Class C	99
Class R5	5
Select Class	2,819
Custodian and accounting fees	16,074
Professional fees	28,568
Trustees’ and Chief Compliance Officer’s fees	3
Printing and mailing costs	1,803
Transfer agent fees	1,823
Other	2,901

Total expenses	63,626

Less amounts waived	(9,640)
Less earnings credits	(1)
Less expense reimbursements	(42,037)

Net expenses	11,948

Net investment income (loss)	13,404

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	15,130
Options written	15,010

Net realized gain (loss)	30,140

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	458,093
Options written	13,859

Change in net unrealized appreciation (depreciation)	471,952

Net realized/unrealized gains (losses)	502,092

Change in net assets resulting from operations	$515,496

SEE NOTES TO FINANCIAL STATEMENTS.

12

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Value Discovery Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$13,404	$22,297
Net realized gain (loss)	30,140	201,549
Change in net unrealized appreciation (depreciation)	471,952	63,770

Change in net assets resulting from operations	515,496	287,616

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(371)	(580)
Class C
From net investment income	(168)	(210)
Class R5
From net investment income	(140)	(230)
Select Class
From net investment income	(13,168)	(21,307)

Total distributions to shareholders	(13,847)	(22,327)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	13,847	22,327

NET ASSETS:
Change in net assets	515,496	287,616
Beginning of period	2,159,540	1,871,924

End of period	$2,675,036	$2,159,540

Accumulated undistributed (distributions in excess of) net investment income	$(275)	$168

SEE NOTES TO FINANCIAL STATEMENTS.

13

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Value Discovery Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Dividends and distributions reinvested	$371	$580

Change in net assets from Class A capital transactions	$371	$580

Class C
Dividends and distributions reinvested	$168	$210

Change in net assets from Class C capital transactions	$168	$210

Class R5
Dividends and distributions reinvested	$140	$230

Change in net assets from Class R5 capital transactions	$140	$230

Select Class
Dividends and distributions reinvested	$13,168	$21,307

Change in net assets from Select Class capital transactions	$13,168	$21,307

Total change in net assets from capital transactions	$13,847	$22,327

SHARE TRANSACTIONS:
Class A
Reinvested	30	54

Change in Class A Shares	30	54

Class C
Reinvested	14	18

Change in Class C Shares	14	18

Class R5
Reinvested	11	20

Change in Class R5 Shares	11	20

Select Class
Reinvested	1,086	1,933

Change in Select Class Shares	1,086	1,933

SEE NOTES TO FINANCIAL STATEMENTS.

14

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance						Ratios/Supplemental data
		Investment operations			Distributions				Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)		Net investment income (loss)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
Value Discovery Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$10.41	$0.05	$2.41	$2.46	$(0.05)	$12.82	23.70%	$89	1.20%		0.88%	5.44%	34%
Year Ended June 30, 2010	9.11	0.08	1.30	1.38	(0.08)	10.41	15.15	72	1.20		0.76	5.81	60
Year Ended June 30, 2009	11.94	0.15	(2.83)	(2.68)	(0.15)	9.11	(22.40)	62	1.20		1.57	8.20	85
September 28, 2007(e) through June 30, 2008	15.00	0.08	(3.07)	(2.99)	(0.07)	11.94	(19.92)	80	1.20	(f)	0.79	7.07	42
Class C
Six Months Ended December 31, 2010 (Unaudited)	10.41	0.02	2.41	2.43	(0.02)	12.82	23.40	87	1.70		0.38	5.93	34
Year Ended June 30, 2010	9.11	0.03	1.30	1.33	(0.03)	10.41	14.59	71	1.70		0.26	6.31	60
Year Ended June 30, 2009	11.94	0.10	(2.82)	(2.72)	(0.11)	9.11	(22.79)	62	1.70		1.07	8.69	85
September 28, 2007(e) through June 30, 2008	15.00	0.03	(3.06)	(3.03)	(0.03)	11.94	(20.23)	80	1.70	(f)	0.29	7.57	42
Class R5
Six Months Ended December 31, 2010 (Unaudited)	10.41	0.08	2.41	2.49	(0.08)	12.82	23.97	22	0.75		1.33	4.99	34
Year Ended June 30, 2010	9.11	0.13	1.30	1.43	(0.13)	10.41	15.66	18	0.75		1.22	5.36	60
Year Ended June 30, 2009	11.93	0.18	(2.81)	(2.63)	(0.19)	9.11	(21.99)	16	0.75		2.02	7.75	85
September 28, 2007(e) through June 30, 2008	15.00	0.12	(3.07)	(2.95)	(0.12)	11.93	(19.70)	20	0.75	(f)	1.25	6.61	42
Select Class
Six Months Ended December 31, 2010 (Unaudited)	10.41	0.07	2.41	2.48	(0.07)	12.82	23.85	2,477	0.95		1.13	5.19	34
Year Ended June 30, 2010	9.11	0.11	1.30	1.41	(0.11)	10.41	15.43	1,999	0.95		1.01	5.56	60
Year Ended June 30, 2009	11.94	0.17	(2.83)	(2.66)	(0.17)	9.11	(22.21)	1,732	0.95		1.82	7.95	85
September 28, 2007(e) through June 30, 2008	15.00	0.10	(3.06)	(2.96)	(0.10)	11.94	(19.76)	2,226	0.95	(f)	1.05	6.81	42

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Commencement of operations.
(f)	Includes earnings credits of 0.11%.

SEE NOTES TO FINANCIAL STATEMENTS.

15

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Value Discovery Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Equity securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Investments in other open-end investment companies are valued at such investment company’s current day closing net asset value per share.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is

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normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to significant market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities #	$2,647,732	$78,704	$—	$2,726,436

Liabilities
Call Options Written	(1,260)	—	—	(1,260)
Put Options Written	(9,017)	—	—	(9,017)

Total Liabilities	$(10,277)	$—	$—	$(10,277)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of preferred stocks. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2010.

B. Options — The Fund purchases and sells (“writes”) put and call options on various instruments including futures contracts or securities to enhance returns; the use of these options exposes the fund to equity price risk. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. The Fund is subject to the risk that changes in the value of the option may not correlate perfectly with the underlying asset.

Purchased Options – Premiums paid by the Fund for purchased options are included in the Statement of Assets and Liabilities as an investment. The option is adjusted daily to reflect the current market value of

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the option and the change is recorded as unrealized appreciation or depreciation. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for purchased options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain/loss or cost basis of the security.

Written Options- Premiums received by the Fund for written options are included in the Statement of Assets and Liabilities. The amount of the liability is adjusted daily to reflect the current market value of the written option and the change in market value is recorded as unrealized appreciation or depreciation. Premiums received from written options that expire are treated as realized gains. The Fund records a realized gain or loss on written options based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security. Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on written options as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

Transactions in written options during the six months ended December 31, 2010 were as follows:

	Number of Contracts	Premiums Received
Options outstanding at June 30, 2010	202	$19,524
Options written	264	25,495
Options expired	—	—
Options terminated in closing purchase transactions	(384)	(29,757)

Options outstanding at December 31, 2010	82	$15,262

The table below discloses the volume of the Fund’s derivatives activities during the six months ended December 31, 2010:

Exchange-Traded Options:
Average Number of Contracts Purchased	47
Average Number of Contracts Written	121
Ending Number of Contracts Purchased	56
Ending Number of Contracts Written	82

C. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, is recorded on the ex-dividend date or when a Fund first learns of the dividend.

D. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class

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separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

E. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service.

F. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.65%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2010, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of average daily net assets of Class A and Class C Shares, respectively.

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In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2010, the Distributor did not retain any fees.

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.20%	1.70%	0.75%	0.95%

The contractual expense limitation agreements were in effect for the six months ended December 31, 2010. The expense limitation percentages in the table above are in place until at least October 31, 2011.

For the six months ended December 31, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$7,917	$1,114	$609	$9,640	$42,037

Additionally, the Fund may invest in one or more money market funds advised by the Advisor or its affiliates. The Advisor, Administrator and Distributor as shareholder servicing agent waive fees in an amount sufficient to offset the respective fees it charges to the affiliated money market fund on the Fund’s investment in such affiliated money market fund. A portion of the waiver is voluntary.

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The amount of waivers resulting from investments in the money market funds for the six months ended December 31, 2010 was less than $1.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended December 31, 2010, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
$843,192	$783,781

During the six months ended December 31, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$2,264,988	$497,784	$36,336	$461,448

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds.

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Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

The Fund’s shares are currently held by the Advisor. Once the Fund’s shares are sold to the public, the Advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

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SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
Value Discovery Fund
Class A
Actual	$1,000.00	$1,237.00	$6.77	1.20%
Hypothetical	1,000.00	1,019.16	6.11	1.20

Class C
Actual	1,000.00	1,234.00	9.57	1.70
Hypothetical	1,000.00	1,016.64	8.64	1.70

Class R5
Actual	1,000.00	1,239.70	4.23	0.75
Hypothetical	1,000.00	1,021.42	3.82	0.75

Select Class
Actual	1,000.00	1,238.50	5.36	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of the investment advisory agreement for the Fund whose annual report is contained herein (the “Advisory Agreement”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreement on August 18, 2010.

The Trustees, as part of their review of the investment advisory arrangements for the J.P. Morgan Funds, considered and reviewed performance and other information received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information included the Fund’s performance compared to the performance of the Fund’s peers and benchmarks and analyses by the Advisor of the Fund’s performance. In addition, the Trustees have engaged an independent consultant to report on the performance of the Fund at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Fund’s expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Advisor, including, with respect to certain J.P. Morgan Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of J.P. Morgan Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the compensation to be received by the Advisor from the Fund under the Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of the Fund and its shareholders.

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The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of the Fund. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Fund, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Fund by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees received and considered information regarding the profitability to the Advisor and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

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Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Fund. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities.

The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Fund for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees noted that the proposed investment advisory fee schedule for the Fund does not contain breakpoints. The Trustees considered whether it would be appropriate to add advisory fee breakpoints and the Trustees concluded that the current fee structure was reasonable in light of the fee waivers and expense limitations that the Advisor has in place that serve to limit the overall net expense ratio at competitive levels. The Trustees also recognized that the fee schedule for the administrative services provided by JPMFM does include a fee breakpoint, which is tied to the overall level of money market assets or non-money market fund assets excluding certain funds-of-funds, as applicable, advised by the Advisor, and that the Fund would benefit from that breakpoint. The Trustees concluded that shareholders benefited from the lower expense ratios which resulted from these factors.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of the Fund. The Trustees also considered the complexity of investment management for the Fund relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Advisor’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance for J.P. Morgan Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those J.P. Morgan Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in the Fund’s Universe Group. The Lipper materials provided to the Trustees

26

highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance was in the first quintile for both Class A and Select Class shares for the one-year period ended December 31, 2009, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Advisor and compared that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as the Fund. The Trustees recognized that Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and the administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for both Class A and Select Class shares were in the first quintile and that the actual total expenses for Class A and Select Class Shares were in the third quintile, of their Universe Group. After considering the factors identified above, in light of this information, the Trustees concluded that the advisory fees were reasonable.

27

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Specialty Funds

Semi-Annual Report

December 31, 2010 (Unaudited)

JPMorgan Alternative Strategies Fund

J.P. Morgan Funds

Semi-Annual Report

December 31, 2010

Investments in the Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about the Fund including management fees and other expenses. Please read it carefully before investing.

J.P. Morgan Funds

CEO’s Letter (Unaudited)

January 20, 2011

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

Despite volatility, equities turn in double-digit performance

Last summer, investors’ optimism in the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010. After experiencing a period of volatility towards the end of the summer, however, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the six-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 23.3% from six months prior.

Quote “Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Small caps and growth stocks outpace other style categories

Small cap stocks led the style categories over the past six months (the Russell 2000 Index returned 29.4%, compared to 28.1% and 24.0% as measured by the Russell Mid Cap Index and Russell 1000 Index, respectively). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 26.4% for the six-month reporting period, compared to 21.7% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 30.7%, while the Russell Midcap Value Index returned 25.9%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 32.1%, compared to 26.6%, as of the end of the six-month reporting period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, prompting yields to increase sharply. As of the end of the six-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond rose, from 3.0% to 3.3%. Yields on the 30-year U.S Treasury bond rose from 3.9% to 4.3% as of the end of the period, and the two-year U.S. Treasury note remained flat at 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 1.2%, while the Barclays Capital High Yield Index returned 10.2%, and the Barclays Capital Emerging Markets Index returned 6.8% for the six-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government

1

cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

2

JPMorgan Alternative Strategies Fund

Fund Summary

For the Period July 1, 2010 (Fund Inception Date) through December 31, 2010 (Unaudited)

Reporting Period Return:
Fund (Select Class Shares)*	0.86%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.08%

Net Assets as of 12/31/2010	$10,093,836

Investment objective and strategies**

The Fund seeks to provide capital appreciation and deliver a return that has a low correlation to U.S. stocks and bond markets. Under normal circumstances, the Fund invests in a broad range of alternative or nontraditional asset classes and strategies, which typically have a low correlation to the performance of the broad U.S. stock and bond markets. The Fund seeks to limit volatility in the overall portfolio by controlling the effect of any one asset class or strategy and to provide enhanced risk-adjusted returns. The Fund attempts to manage inflation risk through its exposure to inflation-protected strategies, commodities and real estate.

TOP TEN HOLDINGS OF THE PORTFOLIO***
1. JPMorgan Research Market Neutral Fund, Select Class Shares	20.1%
2. Highbridge Statistical Market Neutral Fund, Select Class Shares	20.1
3. JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	20.0
4. JPMorgan Inflation Managed Bond Fund, Select Class Shares	10.2
6. U.S. Treasury Note, 0.625%, 07/31/12	4.9
7. U.S. Treasury Bond, 9.875%, 11/15/15	4.9
8. U.S. Treasury Inflation Indexed Note, 1.250%, 07/15/20	4.8
9. ProShares Ultra Gold	1.2
10. L-1 Identity Solutions, Inc.	1.0
10. PowerShares Emerging Markets Infrastructure Portfolio	0.9

PORTFOLIO COMPOSITION BY ASSET CLASS***
Alternative Assets	63.1%
U.S. Treasury Obligations	14.5
Fixed Income	11.4
Money Market	5.8
U.S. Equity	4.3
International Equity	0.9

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages are based upon total investments as of December 31, 2010. The Fund’s composition is subject to change.

3

JPMorgan Alternative Strategies Fund

TOTAL RETURNS AS OF DECEMBER 31, 2010 (Unaudited)

	INCEPTION DATE OF CLASS	SINCE INCEPTION*
CLASS A SHARES	7/1/10
Without Sales Charge		0.71%
With Sales Charge**		(3.84)

CLASS C SHARES	7/1/10
Without CDSC		0.46
With CDSC***		(0.54)
CLASS R5 SHARES	7/1/10	0.96
SELECT CLASS SHARES	7/1/10	0.86

*	Commencement of operations was July 1, 2010.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the period.

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

4

JPMorgan Alternative Strategies Fund

The Fund commenced operations on July 1, 2010.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Alternative Strategies Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, Consumer Price Index for All Urban Consumers-Seasonally Adjusted, S&P 500 Index and the Barclays Capital U.S. Aggregate Index from July 1, 2010 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, S&P 500 Index and Barclays Capital U.S. Aggregate Index does not reflect the deduction of expenses associated with a mutual fund, such as investment management fees. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond 3 months from the rebalancing date. The Consumer Price Index (CPI) for All Urban Consumers - Seasonally Adjusted of the Bureau of Labor Statistics (BLS) is a measure of the change in prices of goods and services purchased by urban consumers. Seasonal adjustment removes the effects of recurring seasonal influences from many economic series, including consumer prices. The adjustment process quantifies seasonal patterns and then factors them out of the series to permit analysis of non-seasonal price movements. Changing climactic conditions, production cycles, model changeovers, holidays, and sales can cause seasonal variation in prices. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Since the Fund’s inception, it has not experienced any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

5

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)
Common Stocks — 3.8%
Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
27	Copano Energy LLC	911
33	Kinder Morgan Management LLC (a)	2,207
61	Linn Energy LLC	2,287
15	NuStar GP Holdings LLC	545

	Total Energy	5,950

Health Care — 0.8%
	Pharmaceuticals — 0.8%
5,500	King Pharmaceuticals, Inc. (a)	77,275

Industrials — 0.8%
	Machinery — 0.8%
890	Bucyrus International, Inc.	79,566

Information Technology — 2.1%
	Electronic Equipment, Instruments & Components — 1.0%
8,449	L-1 Identity Solutions, Inc. (a)	100,628

	Software — 1.1%
1,700	McAfee, Inc. (a)	78,727
6,700	Novell, Inc. (a)	39,664

		118,391

	Total Information Technology	219,019

	Total Common Stocks (Cost $381,220)	381,810

Master Limited Partnerships — 0.4%
Energy — 0.4%
	Oil, Gas & Consumable Fuels — 0.4%
5	Alliance Holdings GP LP	240
8	Alliance Resource Partners LP	526
27	Boardwalk Pipeline Partners LP	841
25	Buckeye Partners LP	1,671
9	DCP Midstream Partners LP	337
9	Duncan Energy Partners LP	289
22	El Paso Pipeline Partners LP	736
31	Enbridge Energy Partners LP	1,934
49	Energy Transfer Equity LP	1,914
53	Energy Transfer Partners LP	2,746
206	Enterprise Products Partners LP	8,571
27	Inergy LP	1,059
83	Kinder Morgan Energy Partners LP	5,831
45	Magellan Midstream Partners LP	2,543
30	MarkWest Energy Partners LP	1,299
17	Natural Resource Partners LP	564
22	NuStar Energy LP	1,529
25	ONEOK Partners LP	1,988
5	Penn Virginia Resource Partners LP	142
47	Plains All American Pipeline LP	2,951
39	Regency Energy Partners LP	1,063
9	Spectra Energy Partners LP	296
9	Sunoco Logistics Partners LP	752
24	Targa Resources Partners LP	815
13	TC Pipelines LP	676
5	Teekay LNG Partners LP, (Bahamas)	190

SHARES	SECURITY DESCRIPTION	VALUE($)
	Oil, Gas & Consumable Fuels — Continued
13	Western Gas Partners LP	394
23	Williams Partners LP	1,073

	Total Energy	42,970

Utilities — 0.0% (g)
	Gas Utilities — 0.0% (g)
13	Amerigas Partners LP	635
19	Ferrellgas Partners LP	487
14	Suburban Propane Partners LP	784

	Total Utilities	1,906

	Total Master Limited Partnerships (Cost $38,174)	44,876

Investment Companies — 74.7%
Alternative Assets — 62.5%
3,412	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (a) (b)	66,100
132,316	Highbridge Statistical Market Neutral Fund, Select Class Shares (a) (b)	2,005,906
4,132	JPMorgan Global Natural Resources Fund, Select Class Shares (a) (b)	66,986
206,518	JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares (a) (b)	1,997,026
4,317	JPMorgan Realty Income Fund, Institutional Class Shares (b)	40,583
129,998	JPMorgan Research Market Neutral Fund, Select Class Shares (a) (b)	2,007,161
1,709	ProShares Ultra Gold (a)	120,775

	Total Alternative Assets	6,304,537

Fixed Income — 11.3%
5,012	JPMorgan Emerging Markets Debt Fund, Select Class Shares (b)	40,142
4,937	JPMorgan High Yield Fund, Select Class Shares (b)	40,240
99,836	JPMorgan Inflation Managed Bond Fund, Select Class Shares (b)	1,019,325
3,393	JPMorgan Strategic Income Opportunities Fund, Select Class Shares (b)	40,139

	Total Fixed Income	1,139,846

International Equity — 0.9%
1,701	PowerShares Emerging Markets Infrastructure Portfolio	91,208

	Total Investment Companies (Cost $7,516,442)	7,535,591

SEE NOTES TO FINANCIAL STATEMENTS.

6

JPMorgan Alternative Strategies Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)
U.S. Treasury Obligations — 14.4%
355,000	U.S. Treasury Bond, 9.875%, 11/15/15	486,905
465,000	U.S. Treasury Inflation Indexed Note, 1.250%, 07/15/20	477,483
487,000	U.S. Treasury Note, 0.625%, 07/31/12	488,329

	Total U.S. Treasury Obligations (Cost $1,482,012)	1,452,717

SHARES
Short-Term Investment — 5.8%
	Investment Company — 5.8%
582,414	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l) (m) (Cost $582,414)	582,414

	Total Investments — 99.1% (Cost $10,000,262)	9,997,408

	Other Assets in Excess of Liabilities — 0.9%	96,428

	NET ASSETS — 100.0%	$10,093,836

Percentages indicated are based on net assets.

NOTES TO SCHEDULE OF PORTFOLIO INVESTMENTS :

(a)	Non-income producing security.
(b)	Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(g)	Amount rounds to less than 0.1%.
(l)	The rate shown is the current yield as of December 31, 2010.
(m)	All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The financial statements of the underlying affiliated funds in which the Fund invests should be read in conjunction with the Fund’s financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

7

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited)

Alternative Strategies Fund
ASSETS:
Investments in non-affiliates, at value	$2,091,386
Investments in affiliates, at value	7,906,022

Total investment securities, at value	9,997,408
Receivables:
Interest and dividends	11,721
Due from Advisor	72,846
Prepaid expenses and other assets	41,847

Total Assets	10,123,822

LIABILITIES:
Payables:
Investment securities purchased	3,208
Accrued liabilities:
Shareholder servicing fees	2,607
Distribution fees	43
Custodian and accounting fees	9,273
Trustees’ and Chief Compliance Officer’s fees	38
Transfer agent fees	1,578
Legal fees	1,771
Audit fees	10,768
Other	700

Total Liabilities	29,986

Net Assets	$10,093,836

NET ASSETS:
Paid in capital	$10,018,990
Undistributed net investment income	2,115
Accumulated net realized gains (losses)	75,585
Net unrealized appreciation (depreciation)	(2,854)

Total Net Assets	$10,093,836

NET ASSETS:
Class A	$50,407
Class C	50,281
Class R5	50,521
Select Class	9,942,627

Total	$10,093,836

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	3,337
Class C	3,335
Class R5	3,343
Select Class	657,909
Net asset value :
Class A - Redemption price per share	$15 .11
Class C - Offering price per share (a)	15 .07
Class R5 - Offering and redemption price per share	15 .11
Select Class - Offering and redemption price per share	15 .11

Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$15 .82

Cost of investments in non-affiliates	$2,075,793
Cost of investments in affiliates	7,924,469

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

8

STATEMENT OF OPERATIONS

FOR THE PERIOD ENDED DECEMBER 31, 2010 (Unaudited)

Alternative Strategies Fund(a)
INVESTMENT INCOME:
Interest income from non-affiliates	$8,149
Dividend income from non-affiliates	4,561
Interest income from affiliates	— (b)
Dividend income from affiliates	20,233

Total investment income	32,943

EXPENSES:
Investment advisory fees	20,211
Administration fees	4,623
Distribution fees:
Class A	63
Class C	189
Shareholder servicing fees:
Class A	63
Class C	63
Class R5	13
Select Class	12,442
Custodian and accounting fees	13,763
Professional fees	72,890
Trustees’ and Chief Compliance Officer’s fees	51
Printing and mailing costs	26,566
Registration and filing fees	28,047
Transfer agent fees	3,097
Other	3,215

Total expenses	185,296

Less amounts waived	(27,360)
Less earnings credits	(48)
Less expense reimbursements	(139,728)

Net expenses	18,160

Net investment income (loss)	14,783

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	41,857
Investments in affiliates	32,618

Net realized gain (loss)	74,475

Distributions of realized gains by investment company affiliates	7,432

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	15,593
Investments in affiliates	(18,447)

Change in net unrealized appreciation (depreciation)	(2,854)

Net realized/unrealized gains (losses)	79,053

Change in net assets resulting from operations	$93,836

(a)	Commencement of operations was July 1, 2010.
(b)	Amount rounds to less than $1

SEE NOTES TO FINANCIAL STATEMENTS.

9

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Alternative Strategies Fund
Period Ended 12/31/2010(Unaudited)(a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$14,783
Net realized gain (loss)	74,475
Distributions of realized gains by investment company affiliates	7,432
Change in net unrealized appreciation (depreciation)	(2,854)

Change in net assets resulting from operations	93,836

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(23)
From net realized gains	(32)
Class C
From net investment income	— (b)
From net realized gains	(32)
Class R5
From net investment income	(114)
From net realized gains	(32)
Select Class
From net investment income	(12,531)
From net realized gains	(6,226)

Total distributions to shareholders	(18,990)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	10,018,990

NET ASSETS :
Change in net assets	10,093,836
Beginning of period	—

End of period	$10,093,836

Undistributed net investment income	$2,115

(a)	Commencement of operations was July 1, 2010.
(b)	Amount rounds to less than $1.

SEE NOTES TO FINANCIAL STATEMENTS.

10

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Alternative Strategies Fund
Period Ended 12/31/2010(Unaudited)(a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$50,015
Dividends and distributions reinvested	55
Cost of shares redeemed	(15)

Change in net assets from Class A capital transactions	$50,055

Class C
Proceeds from shares issued	$50,015
Dividends and distributions reinvested	32
Cost of shares redeemed	(15)

Change in net assets from Class C capital transactions	$50,032

Class R5
Proceeds from shares issued	$50,015
Dividends and distributions reinvested	146
Cost of shares redeemed	(15)

Change in net assets from Class R5 capital transactions	$50,146

Select Class
Proceeds from shares issued	$9,850,015
Dividends and distributions reinvested	18,757
Cost of shares redeemed	(15)

Change in net assets from Select Class capital transactions	$9,868,757

Total change in net assets from capital transactions	$10,018,990

(a)	Commencement of operations was July 1, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

11

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIOD INDICATED

Alternative Strategies Fund
Period Ended 12/31/2010(Unaudited)(a)
SHARE TRANSACTIONS:
Class A
Issued	3,334
Reinvested	4
Redeemed	(1)

Change in Class A Shares	3,337

Class C
Issued	3,334
Reinvested	2
Redeemed	(1)

Change in Class C Shares	3,335

Class R5
Issued	3,334
Reinvested	10
Redeemed	(1)

Change in Class R5 Shares	3,343

Select Class
Issued	656,668
Reinvested	1,242
Redeemed	(1)

Change in Select Class Shares	657,909

(a)	Commencement of operations was July 1, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

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FINANCIAL HIGHLIGHTS

FOR THE PERIOD INDICATED

	Per share operating performance							Ratios/Supplemental data
		Investment operations			Distributions						Ratios to average net assets (a)
	Net asset value, beginning of period	Net investment income (loss)	Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment Income	Net realized gain	Total distributions	Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000's)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)
Alternative Strategies Fund
Class A
July 1, 2010 (g) through December 31, 2010 (Unaudited)	$15.00	$0.01	$0.12	$0.13	$(0.01)	$(0.01)	$(0.02)	$15.11	0.84%	$50	0.60%	0.05%	3.91%	38%
Class C
July 1, 2010 (g) through December 31, 2010 (Unaudited)	15.00	(0.03)	0.11	0.08	— (h)	(0.01)	(0.01)	15.07	0.53	50	1.10	(0.45)	4.41	38
Class R5
July 1, 2010 (g) through December 31, 2010 (Unaudited)	15.00	0.04	0.11	0.15	(0.03)	(0.01)	(0.04)	15.11	1.03	51	0.16	0.50	3.46	38
Select Class
July 1, 2010 (g) through December 31, 2010 (Unaudited)	15.00	0.02	0.12	0.14	(0.02)	(0.01)	(0.03)	15.11	0.92	9,943	0.36	0 .30	3.66	38

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.

(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds (including J.P. Morgan Funds, other open-end investment companies and Exchange Traded Funds).
(f)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(g)	Commencement of operations.
(h)	Amount rounds to less than $0.01.

SEE NOTES TO FINANCIAL STATEMENTS.

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NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (“JPM I” or the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Alternative Strategies Fund	Class A, Class C, Class R5 and Select Class	Non-Diversified

The Fund commenced operations on July 1, 2010. Currently, the Fund is not publicly offered for investment.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R5 and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at such investment company’s current day closing net asset value per share. Securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Fund are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Fund may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Fund to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Swaps and other derivatives are valued daily, primarily using independent or affiliated pricing services approved by the Board of Trustees. If valuations are not available from such services or values received are deemed not representative of market value, values will be obtained from a third party broker-dealer or counterparty. Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. In accordance with procedures adopted by the Board of Trustees, the Fund applies fair value pricing on equity securities on a daily basis

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except for North American, Central American, South American and Caribbean equity securities held in its portfolio by utilizing the quotations of an independent pricing service, unless the Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time the Fund calculates its net asset values.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):

		Level 2	Level 3
	Level 1 Quoted prices	Other significant observable inputs	Significant unobservable inputs	Total
Total Investments in Securities #	$8,544,691	$1,452,717	$—	$9,997,408

# Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOI. Level 2 consists of U.S. Treasury Obligations. Please refer to the SOI for industry specifics of the portfolio holdings.

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2010.

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B. Transactions with Affiliates — The Fund invests in Underlying Funds advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) or its affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered an affiliate. For the purposes of the report, the Fund assumes the following to be affiliated issuers:

Affiliate	Value at June 30, 2010*	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$—	$254,531	$227,731	$19,439	$—	3,412	$66,100

Highbridge Statistical Market Neutral Fund, Select Class Shares	—	2,337,600	291,000	(3,680)	—	132,316	2,005,906

JPMorgan Emerging Markets Debt Fund, Select Class Shares	—	117,737	82,900	3,366	2,738	5,012	40,142
JPMorgan Global Natural Resources Fund, Select Class Shares	—	100,200	36,700	593	—	4,132	66,986

JPMorgan High Yield Fund, Select Class Shares	—	122,187	88,070	3,819	4,017	4,937	40,240

JPMorgan Inflation Managed Bond Fund, Select Class Shares	—	1,016,451	5,683	5,683	10,768	99,836	1,019,325

JPMorgan Multi-Cap Market Neutral Fund, Select Class Shares	—	2,612,400	589,000	(1,658)	—	206,518	1,997,026

JPMorgan Prime Money Market Fund, Institutional Class Shares	—	11,882,835	11,300,421	—	428	582,414	582,414

JPMorgan Realty Income Fund, Institutional Class Shares	—	111,637	88,200	10,281	636	4,317	40,583

JPMorgan Research Market Neutral Fund, Select Class Shares	—	2,308,700	308,000	827	—	129,998	2,007,161

JPMorgan Strategic Income Opportunities Fund, Select Class Shares	—	123,694	85,848	1,380	1,646	3,393	40,139

Total	$—			$40,050	$20,233		$7,906,022

*	Fund commenced operations on July 1, 2010.

C. Offering and Organization Costs — Offering costs (Registration and filing fees) paid in connection with the offering of shares of the Fund are amortized on a straight line basis over 12 months from the date the Fund commenced operations. Costs paid in connection with the organization of the Fund were recorded as an expense at the time it commenced operations and are included as part of Professional fees on the Statement of Operations.

D. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when a Fund first learns of the dividend.

E. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to the Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Fund invests in other J.P. Morgan Funds and, as a result, bears a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statement of Operations and are not included in the ratio to average net assets shown in the Financial Highlights.

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F. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Fund’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

G. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Fund. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of the Fund and for such services is paid a fee. The fee is accrued daily and paid monthly based on the Fund’s average daily net assets at an annual fee rate of 0.40%.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2010, the annualized effective rate was 0.09% of the Fund’s average daily net assets.

The Administrator waived Administration fees as outlined in Note 3.F.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Fund’s Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to the Distributor, at annual rates of 0.25% and 0.75% of average daily net assets of Class A and Class C Shares, respectively.

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2010, the Distributor did not retain any fees.

17

D. Shareholder Servicing Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
0.25%	0.25%	0.05%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank N.A. (“JPMCB”), an affiliate of the Fund, provides portfolio custody and accounting services for the Fund. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees in the Statement of Operations. The custodian fees may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statement of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statement of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses of the Fund and Underlying Funds (excluding dividend expense related to short sales incurred by the Fund and any Underlying Fund, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Fund’s respective average daily net assets as shown in the table below:

Class A	Class C	Class R5	Select Class
1.75%	2.25%	1.30%	1.50%

The contractual expense limitation agreements were in effect for the six months ended December 31, 2010. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011.

For the six months ended December 31, 2010, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expects the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory	Administration	Shareholder Servicing	Total	Contractual Reimbursements
$20,211	$4,623	$2,526	$27,360	$139,728

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statement of Operations.

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The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2010, the Fund may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Fund may use related party broker/dealers. For the six months ended December 31, 2010, the Fund did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

4. Investment Transactions

During the six months ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Purchases of U.S. Government	Sales of U.S. Government
$11,029,949	$2,665,770	$1,971,540	$984,073

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010, were as follows:

Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$10,000,262	$91,120	$93,974	$(2,854)

6. Borrowings

The Fund relies upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because it is an investment company in the same “group of investment companies (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2010 or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statement of Operations.

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7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Because of the Fund’s investments in other Funds (the “Underlying Funds”), the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the affiliated Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, foreign forward currency contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the affiliated Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

Exchange Traded Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, foreign forward currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

The Fund’s shares are currently held by the Fund’s Advisor. Once the Fund’s shares are sold to the public, the Fund’s Advisor or an affiliate may from time to time exercise discretion on behalf of certain of its clients with respect to the purchase or sale of a significant portion of the Fund’s outstanding shares. Investment activities on behalf of these shareholders could impact the Fund.

20

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
Alternative Strategies Fund
Class A
Actual	$1,000.00	$1,008.40	$3.04	0.60%
Hypothetical	1,000.00	1,022.18	3.06	0.60

Class C
Actual	1,000.00	1,005.30	5.56	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10

Class R5
Actual	1,000.00	1,010.30	0.81	0.16
Hypothetical	1,000.00	1,024.40	0.82	0.16

Select Class
Actual	1,000.00	1,009.20	1.82	0.36
Hypothetical	1,000.00	1,023.39	1.84	0.36

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Advisor. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

Semi-Annual Report

JPMorgan Access Funds

December 31, 2010 (Unaudited)

JPMorgan Access Balanced Fund

JPMorgan Access Growth Fund

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

“Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Last summer, investors’ optimism in the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010. After experiencing a period of volatility towards the end of the summer, however, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the six-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 23.3% from six months prior.

Small caps and growth stocks outpace other style categories

Small cap stocks led the style categories over the past six months (the Russell 2000 Index returned 29.4%, compared to 28.1% and 24.0% as measured by the Russell Mid Cap Index and Russell 1000 Index, respectively). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 26.4% for the six-month reporting period, compared to 21.7% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 30.7%, while the Russell Midcap Value Index returned 25.9%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 32.1%, compared to 26.6%, as of the end of the six-month reporting period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, prompting yields to increase sharply. As of the end of the six-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond rose, from 3.0% to 3.3%. Yields on the 30-year U.S Treasury bond rose from 3.9% to 4.3% as of the end of the period, and the two-year U.S. Treasury note remained flat at 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 1.2%, while the Barclays Capital High Yield Index returned 10.2%, and the Barclays Capital Emerging Markets Index returned 6.8% for the six-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	1

JPMorgan Access Funds

MARKET OVERVIEW

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Stocks in most of the world’s capital markets rallied during the six months ended December 31, 2010 and strongly outperformed bonds. Global stocks, as measured by the MSCI World Index, returned 23.96% for the six months ended December 31, 2010 versus a 1.15% return for the Barclays Capital U.S. Aggregate Index, a broad-based index of U.S. fixed income securities.

In the United States, investor sentiment was supported by strong corporate earnings, better-than-expected economic data, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut. Among U.S. stocks, small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across all asset classes. International developed and emerging markets stocks also rallied. In developed markets outside of the U.S., strong corporate earnings and positive economic data overshadowed investor concerns about Europe’s debt crisis and the impact that austerity measures would have on growth in the region. Emerging market stocks were bolstered by strong gross domestic product (GDP) growth in developing countries.

As investors regained their appetite for risk, the yield curve* steepened significantly, with yields rising and U.S. Treasury prices declining across the board (generally, bond prices increase/decline when yields decline/increase). Meanwhile, strong corporate balance sheets and declining default rates supported the high yield bond market (also known as “junk bonds”). However, while high yield bonds were among the best performing fixed income securities, they still underperformed equities.

*	The yield curve shows the relationship between yields and maturity dates for a set of similar bonds, usually U.S. Treasuries, at a given point in time

2	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	13.17%
Barclays Capital U.S. Aggregate Index	1.15%
MSCI World Index	23.96%
Access Balanced Composite Benchmark	13.32%

Net Assets as of 12/31/2010	$1,191,939,978

INVESTMENT OBJECTIVE**

The JPMorgan Access Balanced Fund (the “Fund”) seeks total return.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund (Select Class Shares) outperformed the Barclays Capital U.S. Aggregate Index, its broad based fixed income benchmark, but underperformed the MSCI World Index, its broad based equity benchmark, for the six months ended December 31, 2010 as equities strongly outperformed fixed income securities.

The Fund underperformed its blended composite benchmark, which consists of the MSCI World Index (55%), the Barclays Capital U.S. Aggregate Index (35%), and the Citigroup 3-Month Treasury Bill Index (10%). The Fund’s relative performance versus the blended composite benchmark was hurt by the Fund’s tactical asset allocation in equities, particularly an underweight to European stocks, which performed strongly. Among alternative investments, the Fund’s allocation to absolute-return oriented strategies hurt the Fund’s relative performance as these strategies faced a challenging investment environment. These relative losses were somewhat offset by strong performance from the Fund’s investments in commodities, as prospects of improving global growth stoked commodity demand. The Fund’s tactical asset allocation in fixed income contributed to relative performance, helped by the Fund’s underweight of core fixed income in favor of high yield bonds (also known as “junk bonds”).

To implement these tactical asset allocation decisions, the Fund invested in the mutual funds of the J.P. Morgan-affiliated investment companies, as well as third party investment companies, accounts sub-advised by third party managers, structured products, and exchange traded funds (ETFs). Several of the Fund’s underlying actively managed U.S. equity strategies underperformed their respective benchmarks, as highly correlated price movements among U.S. stocks created a challenging environment for active U.S. equity managers. Notable underperforming underlying funds included the FMI Large Cap Portfolio and the Osterweis Large Cap Core Portfolio. Meanwhile, all of the actively managed underlying fixed income strategies outperformed the Barclays Capital U.S. Aggregate Index and the majority outperformed their respective benchmarks. In alternatives, the Highbridge Dynamic Commodities Strategy Fund significantly outperformed its benchmark and was a strong contributor to performance.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets.

Given the uncertainty surrounding the European debt crisis, the Fund lowered its overall equity exposure early in the reporting period. The Fund also rotated away from European equities, redeploying the assets into emerging markets equities and U.S. equities. In addition, the Fund utilized other financial instruments, such as structured notes, in an attempt to capture potential upside equity returns while seeking protection from downside risk. In fixed income, the Fund’s portfolio managers continued to favor high yield bonds, which they believed offered the most attractive risk-adjusted returns among fixed income securities. The Fund also increased its exposure to currency strategies and inflation-protection strategies. In alternatives, the Fund’s portfolio managers lowered the Fund’s exposure to market neutral strategies and increased the Fund’s exposure to commodities.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	3

JPMorgan Access Balanced Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	9.3%
2.	JPMorgan Core Plus Bond Fund, Class R6 Shares	6.3
3.	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100%	6.2
4.	iShares iBoxx High Yield Corporate Bond Fund	4.7
5.	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	4.0
6.	JPMorgan Total Return Fund, Select Class Shares	3.9
7.	JPMorgan International Currency Income Fund, Select Class Shares	3.8
8.	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	3.2
9.	JPMorgan Core Bond Fund, Class R6 Shares	3.0
10.	Harbor High-Yield Bond Fund, Institutional Class Shares	2.7

PORTFOLIO COMPOSITION BY ASSET CLASS***
Fixed Income	42.8%
U.S. Equity	24.3
International Equity	21.6
Money Market	6.2
Alternative Assets	5.1

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2010. The Fund’s composition is subject to change.
^	The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (55%), Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

4	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	9/30/09
Without Sales Charge		13.05%	7.05%	7.91%
With Sales Charge**		7.98	2.26	4.00
CLASS C SHARES	1/4/10
Without CDSC		12.73	6.50	7.47
With CDSC***		11.73	5.50	7.47
INSTITUTIONAL CLASS SHARES	9/30/09	13.32	7.52	8.38
SELECT CLASS SHARES	9/30/09	13.17	7.29	8.17

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 to 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Balanced Fund, the Barclays Capital U.S. Aggregate Index, the MSCI World Index, the S&P 500 Index and the Access Balanced Composite Benchmark from September 30, 2009 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index and the Access Balanced Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Balanced Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (55%), Barclays Capital U.S. Aggregate Index (35%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	5

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Select Class Shares)*	16.88%
MSCI World Index	23.96%
Barclays Capital U.S. Aggregate Index	1.15%
Access Growth Composite Benchmark	17.94%

Net Assets as of 12/31/2010	$793,741,485

INVESTMENT OBJECTIVE**

The JPMorgan Access Growth Fund (the “Fund”) seeks capital appreciation.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

As the Fund invests in fixed income and equity securities, its performance is compared to broad-based fixed income and equity benchmarks, as well as a blended composite benchmark. The Fund (Select Class Shares) outperformed the Barclays Capital U.S. Aggregate Index, its broad based fixed income benchmark, but underperformed the MSCI World Index, its broad based equity benchmark, for the six months ended December 31, 2010 as equities strongly outperformed fixed income securities.

The Fund underperformed its blended composite benchmark, which consists of the MSCI World Index (75%), the Barclays Capital U.S. Aggregate Index (15%) and the Citigroup 3-Month Treasury Bill Index (10%). The Fund’s relative performance versus the blended composite benchmark was hurt by the Fund’s tactical asset allocation in equities, particularly an underweight to European stocks, which performed strongly. Among alternative investments, the Fund’s allocation to absolute-return oriented strategies hurt the Fund’s relative performance as these strategies faced a challenging investment environment. These relative losses were somewhat offset by strong performance from the Fund’s investments in commodities, as prospects of improving global growth stoked commodity demand. In fixed income, the Fund’s relative performance benefited from the Fund’s underweight of core fixed income in favor of high yield bonds (also known as “junk bonds”).

To implement these tactical asset allocation decisions, the Fund invested in the mutual funds of the J.P. Morgan-affiliated investment companies, as well as third party investment companies, accounts sub-advised by third party managers, structured products, and exchange traded funds (ETFs). Several of the Fund’s underlying actively managed U.S. equity strategies underperformed their respective benchmarks, as highly correlated price movements among U.S. stocks created a challenging environment for active U.S. equity managers. Notable underperforming underlying funds included the FMI Large Cap Portfolio and the Osterweis Large Cap Core Portfolio. Meanwhile, all of the actively managed underlying fixed income strategies outperformed the Barclays Capital U.S. Aggregate Index and the majority outperformed their respective benchmarks. In alternatives, the Highbridge Dynamic Commodities Strategy Fund significantly outperformed its benchmark and was a strong contributor to performance.

HOW WAS THE FUND POSITIONED?

The Fund is a multi-asset class portfolio that focuses on both traditional and alternative investments across the global marketplace. The portfolio management team managed the Fund using a tactical approach to asset allocation across global markets, seeking opportunities in sectors and regions based on valuations as well as potential for longer-term growth. The Fund invested its assets in a combination of domestic and international equity, fixed income and alternative assets.

Given the uncertainty surrounding the European debt crisis, the Fund lowered its overall equity exposure early in the reporting period. The Fund also rotated away from European equities, redeploying the assets into emerging markets equities and U.S. equities. In addition, the Fund utilized other financial instruments, such as structured notes, in an attempt to capture potential upside equity returns while seeking protection from downside risk. In fixed income, the Fund’s portfolio managers continued to favor high yield bonds, which they believed offered the most attractive risk-adjusted returns among fixed income securities. The Fund also increased its exposure to currency strategies and inflation-protection strategies. In alternatives, the Fund’s portfolio managers lowered the Fund’s exposure to market neutral strategies and increased the Fund’s exposure to commodities.

6	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

TOP TEN HOLDINGS OF THE PORTFOLIO***
1.	JPMorgan High Yield Fund, Class R6 Shares	5.7%
2.	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100%	4.7
3.	JPMorgan Growth Advantage Fund, Select Class Shares	3.8
4.	JPMorgan Core Plus Bond Fund, Class R6 Shares	3.8
5.	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	3.7
6.	JPMorgan International Currency Income Fund, Select Class Shares	3.7
7.	iShares iBoxx High Yield Corporate Bond Fund	3.6
8.	JPMorgan Equity Income Fund, Select Class Shares	3.4
9.	Vanguard Emerging Markets ETF	3.3
10.	JPMorgan Strategic Income Opportunities Fund, Select Class Shares	2.9

PORTFOLIO COMPOSITION BY ASSET CLASS***
U.S. Equity	33.8%
International Equity	27.1
Fixed Income	26.7
Alternative Assets	7.7
Money Market	4.7

*	The return shown is based on net asset value calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset value in accordance with accounting principles generally accepted in the United States of America.
**	The advisor seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	Percentages indicated are based upon total investments as of December 31, 2010. The Fund’s composition is subject to change.
^	The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (75%), Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	7

JPMorgan Access Growth Fund

FUND COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	SINCE INCEPTION
CLASS A SHARES	9/30/09
Without Sales Charge		16.70%	8.96%	10.16%
With Sales Charge		11.45	4.05	6.17
CLASS C SHARES	1/4/10
Without CDSC		16.52	8.50	9.80
With CDSC***		15.52	7.50	9.80
INSTITUTIONAL CLASS SHARES	9/30/09	17.04	9.47	10.67
SELECT CLASS SHARES	9/30/09	16.88	9.25	10.46

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (9/30/09 to 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on September 30, 2009.

Returns for Class C Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class C Shares would have been lower than shown because Class C Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in the Select Class Shares of the JPMorgan Access Growth Fund, the Barclays Capital U.S. Aggregate Index, the MSCI World Index, the S&P 500 Index and the Access Growth Composite Benchmark from September 30, 2009 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the Barclays Capital U.S. Aggregate Index and the Access Growth Composite Benchmark does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the MSCI World Index does not reflect the deduction of expenses associated with a mutual fund and approximates the minimum possible dividend reinvestment of the securities included in the benchmark. The performance of the S&P 500 Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treaties. MSCI Barra uses withholding tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The S&P 500 Index is an unmanaged index generally representative of the performance of large companies in the U.S. stock market. The Access Growth Composite Benchmark is a composite benchmark comprised of unmanaged indexes that correspond to the Fund’s model allocation and consists of the MSCI World Index (75%), Barclays Capital U.S. Aggregate Index (15%) and Citigroup 3-Month Treasury Bill Index (10%). Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

8	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 21.0%
	Consumer Discretionary — 1.9%
	Automobiles — 0.1%
4,700	Bayerische Motoren Werke AG, (Germany)	370,297
10,600	Suzuki Motor Corp., (Japan)	260,217
5,313	Winnebago Industries, Inc. (a)	80,758

		711,272

	Distributors — 0.0% (g)
46,000	Li & Fung Ltd., (Hong Kong)	266,893
8,900	Pool Corp.	200,606

		467,499

	Diversified Consumer Services — 0.0% (g)
5,329	Grand Canyon Education, Inc. (a)	104,395
750	Strayer Education, Inc.	114,165

		218,560

	Hotels, Restaurants & Leisure — 0.1%
3,899	BJ’s Restaurants, Inc. (a)	138,142
13,900	International Game Technology	245,891
1,000	McDonald’s Corp.	76,760
754,000	NagaCorp. Ltd., (Cayman Islands)	159,023
6,423	Texas Roadhouse, Inc. (a)	110,283

		730,099

	Household Durables — 0.1%
3,350	Harman International Industries, Inc. (a)	155,105
3,100	Mohawk Industries, Inc. (a)	175,956
37,300	Oriental Weavers Co., (Egypt)	219,148
3,100	Stanley Black & Decker, Inc.	207,297

		757,506

	Leisure Equipment & Products — 0.1%
75	Fields Corp., (Japan)	117,608
4,500	Hasbro, Inc.	212,310
10,500	Sankyo Co., Ltd., (Japan)	591,606

		921,524

	Media — 0.9%
21,300	Comcast Corp., Class A	467,961
4,460	Discovery Communications, Inc., Class A (a)	185,982
12,800	Discovery Communications, Inc., Class C (a)	469,632
18,300	DreamWorks Animation SKG, Inc., Class A (a)	539,301
11,408	E.W. Scripps Co., Class A (a)	115,791
22,860	Grupo Televisa S.A., (Mexico), ADR (a)	592,760
1,850	Hakuhodo DY Holdings, Inc., (Japan)	105,649
12,690	Liberty Global, Inc., Class A (a)	448,972

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
38,500	McGraw-Hill Cos., Inc. (The)	1,401,785
29,330	Mediaset S.p.A., (Italy)	177,627
2,268	Morningstar, Inc.	120,385
9,400	National CineMedia, Inc.	187,154
6,500	New York Times Co. (The), Class A (a)	63,700
1,700	Omnicom Group, Inc.	77,860
58,670	Reed Elsevier plc, (United Kingdom)	495,588
4,400	Scripps Networks Interactive, Inc., Class A	227,700
5,800	SES S.A. FDR, (Luxembourg)	138,112
74,040	Societe Television Francaise 1, (France)	1,287,121
17,000	Television Broadcasts Ltd., (Hong Kong)	91,786
1,100	Time Warner Cable, Inc.	72,633
64,880	Time Warner, Inc.	2,087,190
215	TV Asahi Corp., (Japan)	373,417
35,370	Virgin Media, Inc.	963,479
17,860	Walt Disney Co. (The)	669,929
800	Washington Post Co. (The), Class B	351,600

		11,713,114

	Multiline Retail — 0.2%
4,940	Kohl’s Corp. (a)	268,440
95,040	Marks & Spencer Group plc, (United Kingdom)	548,051
50,560	Marks & Spencer Group plc, (United Kingdom), ADR	581,440
6,680	Nordstrom, Inc.	283,098
7,400	Target Corp.	444,962

		2,125,991

	Specialty Retail — 0.3%
4,079	Aaron’s, Inc.	83,171
2,900	Best Buy Co., Inc.	99,441
5,120	Dick’s Sporting Goods, Inc. (a)	192,000
225,300	Dixons Retail plc, (United Kingdom) (a)	80,845
2,154	DSW, Inc., Class A (a)	84,221
10,398	Hennes & Mauritz AB, (Sweden), Class B	346,306
5,720	Home Depot, Inc.	200,543
24,800	Lowe’s Cos., Inc.	621,984
4,087	Lumber Liquidators Holdings, Inc. (a)	101,807
62,175	Staples, Inc.	1,415,725
8,950	Tiffany & Co.	557,317
10,300	Urban Outfitters, Inc. (a)	368,843

		4,152,203

	Textiles, Apparel & Luxury Goods — 0.1%
7,770	Adidas AG, (Germany)	505,429
743,000	China Hongxing Sports Ltd., (China)	92,960

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	9

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Textiles, Apparel & Luxury Goods — Continued
2,295	Cie Financiere Richemont S.A., (Switzerland), Class A	134,955
6,000	Coach, Inc.	331,860
9,552	Liz Claiborne, Inc. (a)	68,392

		1,133,596

	Total Consumer Discretionary	22,931,364

	Consumer Staples — 2.5%
	Beverages — 0.5%
7,970	Anheuser-Busch InBev N.V., (Belgium)	455,396
34,260	Coca-Cola Amatil Ltd., (Australia)	380,966
3,920	Coca-Cola Co. (The)	257,818
13,000	Diageo plc, (United Kingdom)	240,866
34,215	Diageo plc, (United Kingdom), ADR	2,543,200
19,200	Heineken N.V., (Netherlands)	941,691
30,000	Kirin Holdings Co., Ltd., (Japan)	419,582
11,390	PepsiCo, Inc.	744,109
4,435	Pernod-Ricard S.A., (France)	417,460

		6,401,088

	Food & Staples Retailing — 0.9%
24,050	Carrefour S.A., (France)	991,636
13,200	Jeronimo Martins SGPS S.A., (Portugal)	201,265
26,650	Koninklijke Ahold N.V., (Netherlands)	352,051
39,515	Kroger Co. (The)	883,555
44,960	Safeway, Inc.	1,011,150
61,475	Sysco Corp.	1,807,365
275,440	Tesco plc, (United Kingdom)	1,826,460
2,531	United Natural Foods, Inc. (a)	92,837
4,390	Walgreen Co.	171,034
53,900	Wal-Mart Stores, Inc.	2,906,828
4,800	Whole Foods Market, Inc. (a)	242,832

		10,487,013

	Food Products — 0.8%
16,500	Danone, (France)	1,037,466
11,500	General Mills, Inc.	409,285
3,020	H.J. Heinz Co.	149,369
2,420	Kellogg Co.	123,614
7,110	Kraft Foods, Inc., Class A	224,036
27,548	Nestle S.A., (Switzerland)	1,613,863
49,265	Nestle S.A., (Switzerland), ADR	2,897,767
6,200	Nissin Foods Holdings Co., Ltd., (Japan)	221,891
36,000	Tingyi Cayman Islands Holding Corp., (China)	92,144
2,136	TreeHouse Foods, Inc. (a)	109,128
25,200	Tyson Foods, Inc., Class A	433,944

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
37,245	Unilever N.V., (Netherlands), ADR	1,169,493
23,620	Unilever plc, (United Kingdom), ADR	729,386

		9,211,386

	Household Products — 0.2%
3,400	Church & Dwight Co., Inc.	234,668
24,550	Kimberly-Clark Corp.	1,547,632
1,600	Procter & Gamble Co. (The)	102,928
4,400	Reckitt Benckiser Group plc, (United Kingdom)	242,066

		2,127,294

	Personal Products — 0.1%
5,300	Beiersdorf AG, (Germany)	294,096
4,800	Herbalife Ltd., (Cayman Islands)	328,176
16,200	Kao Corp., (Japan)	435,376
4,100	L’Oreal S.A., (France)	455,884

		1,513,532

	Tobacco — 0.0% (g)
8,918	Imperial Tobacco Group plc, (United Kingdom)	274,138
4,600	Philip Morris International, Inc.	269,238

		543,376

	Total Consumer Staples	30,283,689

	Energy — 2.5%
	Energy Equipment & Services — 0.6%
1,632	Atwood Oceanics, Inc. (a)	60,988
7,660	Baker Hughes, Inc.	437,922
6,100	Cameron International Corp. (a)	309,453
39,640	Cie Generale de Geophysique-Veritas, (France) (a)	1,210,091
1,400	Core Laboratories N.V., (Netherlands)	124,670
5,100	Halliburton Co.	208,233
16,360	Petroleum Geo-Services ASA, (Norway) (a)	257,167
13,715	Precision Drilling Corp., (Canada) (a)	132,898
41,615	Schlumberger Ltd.	3,474,853
3,930	Seadrill Ltd., (Bermuda)	134,065
27,810	Weatherford International Ltd., (Switzerland) (a)	634,068

		6,984,408

	Oil, Gas & Consumable Fuels — 1.9%
9,430	Apache Corp.	1,124,339
30,430	Bankers Petroleum Ltd., (Canada) (a)	232,594
32,400	BG Group plc, (United Kingdom)	657,245
2,585	Bill Barrett Corp. (a)	106,321

SEE NOTES TO FINANCIAL STATEMENTS.

10	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
73,555	Cameco Corp., (Canada)	2,973,321
2,900	Canadian Natural Resources Ltd., (Canada)	129,352
16,100	Cenovus Energy, Inc., (Canada)	538,880
39,503	Chesapeake Energy Corp.	1,023,523
2,900	Chevron Corp.	264,625
58,000	China Shenhua Energy Co., Ltd., (China), Class H	243,074
2,100	Cimarex Energy Co.	185,913
1,165	Comstock Resources, Inc. (a)	28,612
1,400	Concho Resources, Inc. (a)	122,738
10,200	ConocoPhillips	694,620
13,700	Denbury Resources, Inc. (a)	261,533
16,350	Devon Energy Corp.	1,283,638
22,270	Energy Transfer Equity LP	870,089
25,760	Enterprise Products Partners LP	1,071,874
68,100	ERG S.p.A., (Italy)	951,532
37,700	Gazprom OAO, (Russia), ADR	953,085
6,350	Hess Corp.	486,029
19,915	Magellan Midstream Partners LP	1,125,198
3,800	Marathon Oil Corp.	140,714
289,500	Medco Energi Internasional Tbk PT, (Indonesia)	108,311
9,775	Nexen, Inc., (Canada)	223,848
4,200	Noble Energy, Inc.	361,536
9,325	Occidental Petroleum Corp.	914,783
8,900	Pengrowth Energy Trust, (Canada)	114,394
2,200	Reliance Industries Ltd., (India), GDR (e)	104,177
15,700	Royal Dutch Shell plc, (Netherlands), Class A, ADR	1,048,446
39,725	Statoil ASA, (Norway), ADR	944,263
24,650	Suncor Energy, Inc., (Canada)	943,849
56,260	Talisman Energy, Inc., (Canada)	1,251,605
48,950	Tesoro Corp. (a)	907,533
4,000	Ultra Petroleum Corp. (a)	191,080
2,300	Whiting Petroleum Corp. (a)	269,537
48,690	Williams Cos., Inc. (The)	1,203,617

		24,055,828

	Total Energy	31,040,236

	Financials — 2.1%
	Capital Markets — 0.6%
89,510	Bank of New York Mellon Corp. (The)	2,703,203
66,430	Charles Schwab Corp. (The)	1,136,617
177,000	Daiwa Securities Group, Inc., (Japan)	907,941
1,800	Goldman Sachs Group, Inc. (The)	302,688

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
10,300	Invesco Ltd.	247,818
6,100	Lazard Ltd., (Bermuda), Class A	240,889
3,752	Macquarie Group Ltd., (Australia)	141,978
4,140	Northern Trust Corp.	229,397
3,736	Raymond James Financial, Inc.	122,167
8,700	SEI Investments Co.	206,973
1,307	Stifel Financial Corp. (a)	81,086
8,700	TD AMERITRADE Holding Corp.	165,213
58,600	Uranium Participation Corp., (Canada) (a)	466,773

		6,952,743

	Commercial Banks — 0.5%
36,000	77 Bank Ltd. (The), (Japan)	190,180
63,580	Banco Santander S.A., (Spain)	677,493
23,700	Bangkok Bank PCL, (Thailand)	119,886
356,426	Bank of China Ltd., (China), Class H	187,900
44,200	Bank of East Asia Ltd., (Hong Kong)	184,958
3,057	Bank of the Ozarks, Inc.	132,521
4,883	BNP Paribas, (France)	310,980
52,000	BOC Hong Kong Holdings Ltd., (Hong Kong)	176,827
21,223	DBS Group Holdings Ltd., (Singapore)	236,882
6,843	East West Bancorp, Inc.	133,781
18,070	First Republic Bank (a)	526,198
9,142	Glacier Bancorp, Inc.	138,136
600	HDFC Bank Ltd., (India), ADR	100,266
111,361	HSBC Holdings plc, (United Kingdom)	1,138,129
5,900	ICICI Bank Ltd., (India), ADR	298,776
92,600	Lloyds Banking Group plc, (United Kingdom) (a)	95,592
14,175	Standard Chartered plc, (United Kingdom)	382,665
154,000	Sumitomo Trust & Banking Co., Ltd. (The), (Japan)	964,755
727	UMB Financial Corp.	30,112

		6,026,037

	Consumer Finance — 0.1%
36,355	American Express Co.	1,560,357

	Diversified Financial Services — 0.2%
174,320	Citigroup, Inc. (a)	824,534
13,990	Deutsche Boerse AG, (Germany)	966,577
17,000	Guoco Group Ltd., (Hong Kong)	225,722

		2,016,833

	Insurance — 0.7%
7,600	Aflac, Inc.	428,868
7,130	Allianz SE, (Germany)	847,150

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	11

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
9,900	Allstate Corp. (The)	315,612
1,400	AON Corp.	64,414
12,100	Assured Guaranty Ltd., (Bermuda)	214,170
26,000	Berkshire Hathaway, Inc., Class B (a)	2,082,860
44,000	China Life Insurance Co., Ltd., (China), Class H	179,151
18,900	MS&AD Insurance Group Holdings, (Japan)	471,795
1,005	Muenchener Rueckversicherungs AG, (Germany)	152,211
31,230	Progressive Corp. (The)	620,540
8,400	RenaissanceRe Holdings Ltd., (Bermuda)	534,996
40,015	Symetra Financial Corp.	548,206
4,800	Torchmark Corp.	286,752
18,740	Transatlantic Holdings, Inc.	967,359
19,270	Willis Group Holdings plc, (United Kingdom)	667,320

		8,381,404

	Real Estate Investment Trusts (REITs) — 0.0% (g)
410	Alexandria Real Estate Equities, Inc.	30,037
4,314	BioMed Realty Trust, Inc.	80,456
5,881	Colonial Properties Trust	106,151
610	Corporate Office Properties Trust	21,320
540	Digital Realty Trust, Inc.	27,832
1,260	DuPont Fabros Technology, Inc.	26,800
3,353	LaSalle Hotel Properties	88,519
2,883	Washington Real Estate Investment Trust	89,344

		470,459

	Real Estate Management & Development — 0.0% (g)
17,000	Sun Hung Kai Properties Ltd., (Hong Kong)	282,058
7,500	Swire Pacific Ltd., (Hong Kong), Class A	123,225

		405,283

	Total Financials	25,813,116

	Health Care — 2.8%
	Biotechnology — 0.1%
4,700	Celgene Corp. (a)	277,958
3,600	Cephalon, Inc. (a)	222,192
4,648	CSL Ltd., (Australia)	172,544
1,101	United Therapeutics Corp. (a)	69,605

		742,299

	Health Care Equipment & Supplies — 0.9%
10,880	Alere, Inc. (a)	398,208
1,560	Analogic Corp.	77,236

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — Continued
4,680	Becton, Dickinson & Co.	395,554
38,070	Boston Scientific Corp. (a)	288,190
3,500	Cie Generale d’Optique Essilor International S.A., (France)	225,507
7,210	Cochlear Ltd., (Australia)	593,524
50,260	Covidien plc, (Ireland)	2,294,871
56,675	DENTSPLY International, Inc.	1,936,584
25,560	Gen-Probe, Inc. (a)	1,491,426
8,600	Hologic, Inc. (a)	161,852
2,900	Medtronic, Inc.	107,561
12,600	Mindray Medical International Ltd., (China), ADR	332,640
3,158	NuVasive, Inc. (a)	81,003
7,700	ResMed, Inc. (a)	266,728
1,457	Sonova Holding AG, (Switzerland)	187,817
2,480	Straumann Holding AG, (Switzerland)	567,933
1,089	Synthes, Inc.	146,990
500	Sysmex Corp., (Japan)	34,582
14,351	Teleflex, Inc.	772,227

		10,360,433

	Health Care Providers & Services — 0.6%
35,925	Aetna, Inc.	1,096,072
51,100	AmerisourceBergen Corp.	1,743,532
4,400	BML, Inc., (Japan)	123,156
14,200	DaVita, Inc. (a)	986,758
8,500	Express Scripts, Inc. (a)	459,425
11,989	Health Management Associates, Inc., Class A (a)	114,375
43,740	Healthsouth Corp. (a)	905,855
7,100	Lincare Holdings, Inc.	190,493
10,700	Profarma Distribuidora de Produtos Farmaceuticos S.A., (Brazil)	99,910
106,480	Sonic Healthcare Ltd., (Australia)	1,265,783
7,400	UnitedHealth Group, Inc.	267,214

		7,252,573

	Health Care Technology — 0.1%
3,387	athenahealth, Inc. (a)	138,799
10,150	Cerner Corp. (a)	961,611
1,690	Quality Systems, Inc.	117,996

		1,218,406

	Life Sciences Tools & Services — 0.3%
32,555	Agilent Technologies, Inc. (a)	1,348,754
16,730	Lonza Group AG, (Switzerland)	1,340,994
1,500	Mettler-Toledo International, Inc., (Switzerland) (a)	226,815

SEE NOTES TO FINANCIAL STATEMENTS.

12	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Life Sciences Tools & Services — Continued
3,260	Thermo Fisher Scientific, Inc. (a)	180,474

		3,097,037

	Pharmaceuticals — 0.8%
6,900	Allergan, Inc.	473,823
1,800	Bayer AG, (Germany)	133,428
18,195	Bayer AG, (Germany), ADR	1,334,785
3,400	Bristol-Myers Squibb Co.	90,032
25,600	Eli Lilly & Co.	897,024
9,125	Forest Laboratories, Inc. (a)	291,818
17,375	Johnson & Johnson	1,074,644
10,000	Merck & Co., Inc.	360,400
3,928	Novartis AG, (Switzerland)	231,224
2,900	Novo Nordisk A/S, (Denmark), Class B	326,727
51,200	Pfizer, Inc.	896,512
10,300	Santen Pharmaceutical Co., Ltd., (Japan)	357,103
29,400	Shire plc, (Ireland)	708,900
4,800	Shire plc, (Ireland), ADR	347,424
55,545	Valeant Pharmaceuticals International, Inc., (Canada)	1,571,369

		9,095,213

	Total Health Care	31,765,961

	Industrials — 2.9%
	Aerospace & Defense — 0.4%
29,038	BAE Systems plc, (United Kingdom)	149,569
4,840	Boeing Co. (The)	315,858
24,870	DigitalGlobe, Inc. (a)	788,628
17,900	Embraer S.A., (Brazil), ADR	526,260
8,150	Honeywell International, Inc.	433,254
12,650	Lockheed Martin Corp.	884,362
4,900	Rockwell Collins, Inc.	285,474
32,400	Thales S.A., (France)	1,134,872
2,400	United Technologies Corp.	188,928

		4,707,205

	Air Freight & Logistics — 0.4%
3,900	C.H. Robinson Worldwide, Inc.	312,741
5,570	FedEx Corp.	518,066
3,782	Forward Air Corp.	107,333
51,047	TNT N.V., (Netherlands)	1,349,970
34,840	United Parcel Service, Inc., Class B	2,528,687

		4,816,797

	Airlines — 0.1%
36,000	Ryanair Holdings plc, (Ireland), ADR	1,107,360
17,740	Southwest Airlines Co.	230,265

		1,337,625

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — 0.4%
20,630	Avery Dennison Corp.	873,474
57,550	Cintas Corp.	1,609,098
2,100	Copart, Inc. (a)	78,435
10,000	Iron Mountain, Inc.	250,100
37,690	Republic Services, Inc.	1,125,423
52,000	Toppan Printing Co., Ltd., (Japan)	473,218
7,230	Waste Management, Inc.	266,570

		4,676,318

	Construction & Engineering — 0.1%
8,122	Bouygues S.A., (France)	350,532
2,143	Chicago Bridge & Iron Co. N.V., (Netherlands) (a)	70,505
13,000	JGC Corp., (Japan)	281,757
10,040	Quanta Services, Inc. (a)	199,997
6,525	Shaw Group, Inc. (The) (a)	223,351
8,800	URS Corp. (a)	366,167

		1,492,309

	Electrical Equipment — 0.2%
39,810	ABB Ltd., (Switzerland), ADR (a)	893,735
6,700	AMETEK, Inc.	262,975
6,800	AREVA, (France) (a)	331,827
3,100	Cooper Industries plc	180,699
4,400	Emerson Electric Co.	251,548
2,362	Franklin Electric Co., Inc.	91,929
18,000	Futaba Corp./Chiba, (Japan)	349,621
3,380	Nexans S.A., (France)	266,236
11,900	Prysmian S.p.A., (Italy)	202,806

		2,831,376

	Industrial Conglomerates — 0.5%
30,325	3M Co.	2,617,047
7,500	General Electric Co.	137,175
7,610	Siemens AG, (Germany)	942,680
46,275	Tyco International Ltd., (Switzerland)	1,917,636

		5,614,538

	Machinery — 0.3%
9,402	AGCO Corp. (a)	476,306
4,311	Colfax Corp. (a)	79,366
4,500	Danaher Corp.	212,265
2,471	ESCO Technologies, Inc.	93,503
2,900	FANUC Corp., (Japan)	443,283
1,110	Flowserve Corp.	132,334
8,400	Illinois Tool Works, Inc.	448,560
13,600	Kurita Water Industries Ltd., (Japan)	426,932
3,140	Pall Corp.	155,681

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	13

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Machinery — Continued
1,900	Parker Hannifin Corp.	163,970
5,800	Sandvik AB, (Sweden)	113,169
2,500	SMC Corp., (Japan)	426,616
4,300	SPX Corp.	307,407
3,586	Terex Corp. (a)	111,309
2,093	Wabtec Corp.	110,699

		3,701,400

	Marine — 0.1%
33,300	Stolt-Nielsen Ltd., (United Kingdom)	813,232

	Professional Services — 0.2%
13,130	Adecco S.A., (Switzerland)	861,058
3,086	Advisory Board Co. (The) (a)	146,986
3,573	Corporate Executive Board Co. (The)	134,166
3,300	IHS, Inc., Class A (a)	265,287
5,040	Manpower, Inc.	316,310
6,400	Randstad Holding N.V., (Netherlands) (a)	338,232

		2,062,039

	Road & Rail — 0.1%
3,890	Canadian National Railway Co., (Canada)	258,568
9,100	Kansas City Southern (a)	435,526
6,110	Norfolk Southern Corp.	383,830
1,700	Union Pacific Corp.	157,522
61	West Japan Railway Co., (Japan)	227,683

		1,463,129

	Trading Companies & Distributors — 0.1%
26,300	Mitsui & Co., Ltd., (Japan)	432,737
55,350	Wolseley plc, (United Kingdom), ADR (a)	173,246

		605,983

	Total Industrials	34,121,951

	Information Technology — 3.3%
	Communications Equipment — 0.3%
2,935	Acme Packet, Inc. (a)	156,025
42,110	Cisco Systems, Inc. (a)	851,885
7,775	Ixia (a)	130,465
12,940	Juniper Networks, Inc. (a)	477,745
3,967	NETGEAR, Inc. (a)	133,609
19,000	Nokia OYJ, (Finland), ADR	196,080
23,630	QUALCOMM, Inc.	1,169,448
8,744	Seachange International, Inc. (a)	74,761

		3,190,018

	Computers & Peripherals — 0.2%
1,600	Apple, Inc. (a)	516,096
10,800	EMC Corp. (a)	247,320

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — Continued
20,000	Hewlett-Packard Co.	842,000
10,000	Japan Digital Laboratory Co., Ltd., (Japan)	113,483
3,000	NetApp, Inc. (a)	164,880
6,139	Western Digital Corp. (a)	208,112

		2,091,891

	Electronic Equipment, Instruments & Components — 0.4%
5,500	Amphenol Corp., Class A	290,290
25,170	Avnet, Inc. (a)	831,365
3,400	Dolby Laboratories, Inc., Class A (a)	226,780
6,700	FLIR Systems, Inc. (a)	199,325
2,100	Keyence Corp., (Japan)	605,924
5,100	Murata Manufacturing Co., Ltd., (Japan)	356,009
2,600	National Instruments Corp.	97,864
23,000	Sanshin Electronics Co. Ltd., (Japan)	190,333
47,850	Tyco Electronics Ltd., (Switzerland)	1,693,890

		4,491,780

	Internet Software & Services — 0.2%
14,550	eBay, Inc. (a)	404,927
1,780	Google, Inc., Class A (a)	1,057,266
5,799	RightNow Technologies, Inc. (a)	137,262
9,621	Terremark Worldwide, Inc. (a)	124,592
5,080	VistaPrint N.V., (Netherlands) (a)	233,680

		1,957,727

	IT Services — 1.0%
56,550	Accenture plc, (Ireland), Class A	2,742,109
6,200	Alliance Data Systems Corp. (a)	440,386
85,850	Amdocs Ltd., (United Kingdom) (a)	2,358,299
48,110	Automatic Data Processing, Inc.	2,226,531
3,825	Computer Sciences Corp.	189,720
4,400	Genpact Ltd., (Bermuda) (a)	66,880
5,000	Global Payments, Inc.	231,050
4,750	International Business Machines Corp.	697,110
6,200	Lender Processing Services, Inc.	183,024
980	MasterCard, Inc., Class A	219,628
12,500	NeuStar, Inc., Class A (a)	325,625
23,375	Redecard S.A., (Brazil)	296,412
4,300	Teradata Corp. (a)	176,988
9,510	Visa, Inc., Class A	669,314
29,770	Western Union Co. (The)	552,829

		11,375,905

	Office Electronics — 0.0% (g)
5,400	Canon, Inc., (Japan)	277,373

SEE NOTES TO FINANCIAL STATEMENTS.

14	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 0.4%
48,800	Advantest Corp., (Japan)	1,097,181
7,500	Analog Devices, Inc.	282,525
10,956	ASML Holding N.V., (Netherlands)	420,082
8,600	Broadcom Corp., Class A	374,530
1,800	First Solar, Inc. (a)	234,252
6,900	KLA-Tencor Corp.	266,616
3,800	Lam Research Corp. (a)	196,764
9,100	Linear Technology Corp.	314,769
8,200	Marvell Technology Group Ltd., (Bermuda) (a)	152,110
7,300	Maxim Integrated Products, Inc.	172,426
7,500	Microchip Technology, Inc.	256,575
840	Samsung Electronics Co. Ltd., (South Korea), GDR (e)	240,180
33,000	Sumco Corp., (Japan) (a)	469,901
10,500	Tokyo Electron Ltd., (Japan)	661,093
20,290	Yingli Green Energy Holding Co. Ltd., (China), ADR (a)	200,465

		5,339,469

	Software — 0.8%
11,120	Autodesk, Inc. (a)	424,784
2,232	Blackboard, Inc. (a)	92,182
35,395	CA, Inc.	865,054
141,405	Compuware Corp. (a)	1,650,196
6,159	DemandTec, Inc. (a)	66,764
802	FactSet Research Systems, Inc.	75,196
3,200	MICROS Systems, Inc. (a)	140,352
61,745	Microsoft Corp.	1,723,919
85,440	Misys plc, (United Kingdom) (a)	456,119
12,100	Nintendo Co. Ltd., (Japan), ADR	439,593
13,600	Oracle Corp.	425,680
4,500	Red Hat, Inc. (a)	205,425
1,968	Rosetta Stone, Inc. (a)	41,761
4,700	SAP AG, (Germany)	239,711
7,180	SAP AG, (Germany), ADR	363,380
23,900	Square Enix Holdings Co., Ltd., (Japan)	422,739
13,000	Trend Micro, Inc., (Japan)	427,075
8,991	VASCO Data Security International, Inc. (a)	73,097
46,463	Websense, Inc. (a)	940,876

		9,073,903

	Total Information Technology	37,798,066

	Materials — 1.8%
	Chemicals — 0.6%
3,229	Air Liquide S.A., (France)	408,835

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
3,600	Air Products & Chemicals, Inc.	327,420
12,900	Ecolab, Inc.	650,418
5,405	FMC Corp.	431,805
13,900	Israel Chemicals Ltd., (Israel), ADR	241,582
12,560	Johnson Matthey plc, (United Kingdom)	400,162
42,155	Monsanto Co.	2,935,674
21,980	Nalco Holding Co.	702,041
700	Potash Corp of Saskatchewan, Inc., (Canada)	108,735
2,430	Sherwin-Williams Co. (The)	203,513
14,100	Shin-Etsu Chemical Co., Ltd., (Japan)	759,942
202	Syngenta AG, (Switzerland)	59,213

		7,229,340

	Construction Materials — 0.2%
62,120	CRH plc, (Ireland)	1,296,063
1,490	Martin Marietta Materials, Inc.	137,438
208,000	Sumitomo Osaka Cement Co., Ltd., (Japan)	469,448
2,890	Texas Industries, Inc.	132,304
5,950	Vulcan Materials Co.	263,942

		2,299,195

	Containers & Packaging — 0.2%
44,750	Crown Holdings, Inc. (a)	1,493,755
14,810	Owens-Illinois, Inc. (a)	454,667

		1,948,422

	Metals & Mining — 0.8%
10,300	Allegheny Technologies, Inc.	568,354
2,300	Anglo American plc, (United Kingdom)	120,320
9,100	AngloGold Ashanti Ltd., (South Africa), ADR	447,993
36,025	Barrick Gold Corp., (Canada)	1,917,007
7,968	BHP Billiton Ltd., (Australia)	370,521
52,525	Gabriel Resources Ltd., (Canada) (a)	419,968
48,400	Gold Fields Ltd., (South Africa)	885,452
1,700	Inmet Mining Corp., (Canada)	132,095
272,750	Minara Resources Ltd., (Australia) (a)	265,308
30,217	Newcrest Mining Ltd., (Australia)	1,253,359
27,000	Newmont Mining Corp.	1,658,609
5,000	Nucor Corp.	219,100
12,575	Polyus Gold OJSC, (Russian Federation), ADR	458,359
9,600	Rio Tinto plc, (United Kingdom)	684,306
2,160	Royal Gold, Inc.	118,001

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	15

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Metals & Mining — Continued
1,715,000	Simmer & Jack Mines Ltd., (South Africa) (a)	247,324

		9,766,076

	Paper & Forest Products — 0.0% (g)
7,520	Norbord, Inc., (Canada) (a)	110,724
11,584	UPM-Kymmene OYJ, (Finland)	205,358

		316,082

	Total Materials	21,559,115

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.4%
6,671	Cbeyond, Inc. (a)	101,933
29,350	Deutsche Telekom AG, (Germany), ADR	375,680
25,000	Koninklijke KPN N.V., (Netherlands)	365,145
10,100	KT Corp., (South Korea), ADR	210,080
44,300	Nippon Telegraph & Telephone Corp., (Japan)	2,017,325
180,000	Singapore Telecommunications Ltd., (Singapore)	427,742
264	Swisscom AG, (Switzerland)	116,051
343,700	Telecom Italia S.p.A. RNC, (Italy)	374,078
8,950	Telekomunikasi Indonesia Tbk PT, (Indonesia), ADR	319,068
50,400	Telstra Corp. Ltd., (Australia)	143,787
1,300	TELUS Corp., (Canada)	56,547
4,400	Verizon Communications, Inc.	157,432

		4,664,868

	Wireless Telecommunication Services — 0.3%
4,200	America Movil S.A.B. de C.V., (Mexico), Series L, , ADR	240,828
14,900	American Tower Corp., Class A (a)	769,436
12,700	SBA Communications Corp., Class A (a)	519,938
52,510	SK Telecom Co. Ltd., (South Korea), ADR	978,261
24,400	Softbank Corp., (Japan)	841,323
17,500	Turkcell Iletisim Hizmet AS, (Turkey), ADR	299,775

		3,649,561

	Total Telecommunication Services	8,314,429

	Utilities — 0.5%
	Electric Utilities — 0.3%
46,700	Centrais Eletricas Brasileiras S.A., (Brazil), ADR	778,022
29,600	EDF S.A., (France)	1,215,592
5,100	Edison International	196,860
81,700	Federal Hydrogenerating Co., (Russian Federation), ADR (a)	445,894

SHARES	SECURITY DESCRIPTION	VALUE($)

	Electric Utilities — Continued
51,900	Korea Electric Power Corp., (South Korea), ADR	701,169

		3,337,537

	Gas Utilities — 0.1%
136,000	Hong Kong & China Gas Co., Ltd., (Hong Kong)	320,459
36,205	Questar Corp.	630,329

		950,788

	Multi-Utilities — 0.0% (g)
2,700	GDF Suez, (France)	96,970
28,400	National Grid plc, (United Kingdom)	245,470

		342,440

	Water Utilities — 0.1%
53,195	American Water Works Co., Inc.	1,345,302
4,365	Cia de Saneamento Basico do Estado de Sao Paulo, (Brazil), ADR	230,821

		1,576,123

	Total Utilities	6,206,888

	Total Common Stocks (Cost $222,104,831)	249,834,815

Preferred Stocks — 0.1%
	Consumer Staples — 0.1%
	Household Products — 0.1%
7,830	Henkel AG & Co. KGaA, (Germany)	485,470

	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
3,800	Petroleo Brasileiro S.A., (Brazil), ADR	129,846

	Telecommunication Services — 0.0% (g)
	Wireless Telecommunication Services — 0.0% (g)
97,000	Tim Participacoes S.A., (Brazil)	321,970

	Total Preferred Stocks (Cost $834,742)	937,286

Investment Companies — 77.6%
	Alternative Assets — 6.1%
814,727	Arbitrage Fund (The), Class I	10,420,364
1,257,798	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (b)	24,363,540
1,183,766	JPMorgan Realty Income Fund, Institutional Class Shares (b)	11,127,396
979,662	JPMorgan U.S. Real Estate Fund, Select Class Shares (b)	15,263,134
324,500	Materials Select Sector SPDR Fund	12,493,250

	Total Alternative Assets	73,667,684

SEE NOTES TO FINANCIAL STATEMENTS.

16	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — Continued
	Fixed Income — 42.8%
2,791,771	Eaton Vance Global Macro Absolute Return Fund, Class I	28,671,491
3,009,527	Harbor High-Yield Bond Fund, Institutional Class Shares	32,803,842
98,400	iShares Barclays TIPS Bond Fund	10,579,968
626,000	iShares iBoxx High Yield Corporate Bond Fund	56,521,539
3,078,630	JPMorgan Core Bond Fund, Class R6 Shares (b)	35,311,880
9,279,909	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	75,352,862
13,626,358	JPMorgan High Yield Fund, Class R6 Shares (b)	111,054,817
4,053,715	JPMorgan International Currency Income Fund, Select Class Shares (b)	45,563,761
1,739,476	JPMorgan Short Duration Bond Fund, Class R6 Shares (b)	19,082,048
4,074,699	JPMorgan Strategic Income Opportunities Fund, Select Class Shares (b)	48,203,692
4,541,573	JPMorgan Total Return Fund, Select Class Shares (b)	46,959,867

	Total Fixed Income	510,105,767

	International Equity — 10.7%
648,690	Dodge & Cox International Stock Fund	23,164,728
68,000	iShares MSCI EAFE Index Fund	3,959,640
451,838	JPMorgan Asia Equity Fund, Institutional Class Shares (b)	17,169,836
1,230,091	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	30,321,741
1,134,774	T. Rowe Price International Funds — New Asia Fund	21,764,963
642,000	Vanguard Emerging Markets ETF	30,912,300

	Total International Equity	127,293,208

	Money Market — 6.3%
74,300,066	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l)	74,300,066

	U.S. Equity — 11.7%
182,000	Energy Select Sector SPDR Fund	12,421,500
3,506,932	JPMorgan Growth Advantage Fund, Select Class Shares (a) (b)	30,931,138
418,951	JPMorgan Mid Cap Value Fund, Institutional Class Shares (b)	9,832,771
1,872,698	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares (b)	38,708,665
653,512	JPMorgan Value Advantage Fund, Institutional Class Shares (b)	11,880,842

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
461,000	Vanguard Dividend Appreciation ETF	24,262,430
160,500	Vanguard Mid-Cap ETF	11,950,830

	Total U.S. Equity	139,988,176

	Total Investment Companies (Cost $874,175,653)	925,354,901

PRINCIPAL AMOUNT($)
Convertible Bond — 0.0% (g)
	Information Technology — 0.0% (g)
	Electronic Equipment, Instruments & Components — 0.0% (g)
120,000	L-1 Identity Solutions, Inc., 3.750%, 05/15/27 (Cost $114,322)	119,700

Corporate Bonds — 0.2%
	Consumer Discretionary — 0.2%
	Multiline Retail — 0.1%
1,386,000	Dollar General Corp., 10.625%, 07/15/15	1,507,275

	Specialty Retail — 0.1%
780,000	Brown Shoe Co., Inc., 8.750%, 05/01/12	793,650

	Total Consumer Discretionary	2,300,925

	Total Corporate Bonds (Cost $2,298,708)	2,300,925

NOTIONAL AMOUNT($)
Structured Notes — 1.6%
	U.S. Equity — 0.4%
54,000,000	Credit Suisse AG, Capped Reverse Prepaid Put Warrants, Linked to the S&P 500 Index, due 01/26/11 (a)	4,881,600

PRINCIPAL AMOUNT($)
	International Equity — 1.2%
12,800,000	HSBC USA, Inc., Knock-Out Buffer Notes, Linked to the iShares MSCI EAFE Index Fund, due 02/25/11	14,735,360

	Total Structured Notes (Cost $17,286,320)	19,616,960

	Total Investments — 100.5% (Cost $1,116,814,576)	1,198,164,587
	Liabilities in Excess of Other Assets — (0.5)%	(6,224,609)

	NET ASSETS — 100.0%	$1,191,939,978

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	17

JPMorgan Access Balanced Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

PORTFOLIO COMPOSITION BY COUNTRY*
United States	90.3%
Japan	1.5
United Kingdom	1.3
Switzerland	1.1
Canada	1.0
Others (each less than 1.0%)	4.8

*	Percentages indicated are based upon total investments as of December 31, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

18	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — 23.5%
	Consumer Discretionary — 2.1%
	Automobiles — 0.1%
2,850	Bayerische Motoren Werke AG, (Germany)	224,541
6,200	Suzuki Motor Corp., (Japan)	152,203
8,031	Winnebago Industries, Inc. (a)	122,071

		498,815

	Distributors — 0.0% (g)
28,000	Li & Fung Ltd., (Hong Kong)	162,457
6,000	Pool Corp.	135,240

		297,697

	Diversified Consumer Services — 0.0% (g)
8,012	Grand Canyon Education, Inc. (a)	156,955
510	Strayer Education, Inc.	77,632

		234,587

	Hotels, Restaurants & Leisure — 0.1%
5,862	BJ’s Restaurants, Inc. (a)	207,691
9,100	International Game Technology	160,979
600	McDonald’s Corp.	46,056
342,000	NagaCorp. Ltd., (Cayman Islands)	72,130
9,661	Texas Roadhouse, Inc. (a)	165,879

		652,735

	Household Durables — 0.1%
5,037	Harman International Industries, Inc. (a)	233,214
2,100	Mohawk Industries, Inc. (a)	119,196
26,094	Oriental Weavers Co., (Egypt)	153,309
2,000	Stanley Black & Decker, Inc.	133,740

		639,459

	Leisure Equipment & Products — 0.1%
66	Fields Corp., (Japan)	103,495
3,000	Hasbro, Inc.	141,540
8,000	Sankyo Co., Ltd., (Japan)	450,748

		695,783

	Media — 1.0%
12,800	Comcast Corp., Class A	281,216
9,340	Discovery Communications, Inc., Class A (a)	389,478
8,600	Discovery Communications, Inc., Class C (a)	315,534
11,000	DreamWorks Animation SKG, Inc., Class A (a)	324,170
17,197	E.W. Scripps Co., Class A (a)	174,550
13,420	Grupo Televisa S.A., (Mexico), ADR (a)	347,981
1,450	Hakuhodo DY Holdings, Inc., (Japan)	82,806
7,710	Liberty Global, Inc., Class A (a)	272,780
22,025	McGraw-Hill Cos., Inc. (The)	801,930

SHARES	SECURITY DESCRIPTION	VALUE($)

	Media — Continued
19,940	Mediaset S.p.A., (Italy)	120,760
3,408	Morningstar, Inc.	180,897
6,300	National CineMedia, Inc.	125,433
3,900	New York Times Co. (The), Class A (a)	38,220
1,000	Omnicom Group, Inc.	45,800
34,450	Reed Elsevier plc, (United Kingdom)	291,001
2,700	Scripps Networks Interactive, Inc., Class A	139,725
3,500	SES S.A. FDR, (Luxembourg)	83,344
43,470	Societe Television Francaise 1, (France)	755,688
10,000	Television Broadcasts Ltd., (Hong Kong)	53,992
700	Time Warner Cable, Inc.	46,221
52,000	Time Warner, Inc.	1,672,840
195	TV Asahi Corp., (Japan)	338,680
23,350	Virgin Media, Inc.	636,054
19,000	Walt Disney Co. (The)	712,690
1,290	Washington Post Co. (The), Class B	566,955

		8,798,745

	Multiline Retail — 0.2%
9,080	Kohl’s Corp. (a)	493,407
55,800	Marks & Spencer Group plc, (United Kingdom)	321,772
30,235	Marks & Spencer Group plc, (United Kingdom), ADR	347,703
4,580	Nordstrom, Inc.	194,100
4,400	Target Corp.	264,572

		1,621,554

	Specialty Retail — 0.4%
6,131	Aaron’s, Inc.	125,011
1,700	Best Buy Co., Inc.	58,293
9,490	Dick’s Sporting Goods, Inc. (a)	355,875
135,200	Dixons Retail plc, (United Kingdom) (a)	48,514
3,239	DSW, Inc., Class A (a)	126,645
6,199	Hennes & Mauritz AB, (Sweden), Class B	206,458
10,610	Home Depot, Inc.	371,987
14,900	Lowe’s Cos., Inc.	373,692
6,143	Lumber Liquidators Holdings, Inc. (a)	153,022
35,600	Staples, Inc.	810,612
5,550	Tiffany & Co.	345,599
6,200	Urban Outfitters, Inc. (a)	222,022

		3,197,730

	Textiles, Apparel & Luxury Goods — 0.1%
5,230	Adidas AG, (Germany)	340,204
755,000	China Hongxing Sports Ltd., (China)	94,462

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	19

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Textiles, Apparel & Luxury Goods — Continued
1,377	Cie Financiere Richemont S.A., (Switzerland), Class A	80,973
3,900	Coach, Inc.	215,709
14,380	Liz Claiborne, Inc. (a)	102,961

		834,309

	Total Consumer Discretionary	17,471,414

	Consumer Staples — 2.6%
	Beverages — 0.6%
4,680	Anheuser-Busch InBev N.V., (Belgium)	267,410
20,555	Coca-Cola Amatil Ltd., (Australia)	228,568
7,260	Coca-Cola Co. (The)	477,490
7,800	Diageo plc, (United Kingdom)	144,519
20,005	Diageo plc, (United Kingdom), ADR	1,486,973
11,270	Heineken N.V., (Netherlands)	552,753
27,000	Kirin Holdings Co., Ltd., (Japan)	377,623
10,910	PepsiCo, Inc.	712,750
2,651	Pernod-Ricard S.A., (France)	249,535

		4,497,621

	Food & Staples Retailing — 0.9%
14,600	Carrefour S.A., (France)	601,991
7,900	Jeronimo Martins SGPS S.A., (Portugal)	120,454
16,200	Koninklijke Ahold N.V., (Netherlands)	214,005
44,535	Kroger Co. (The)	995,803
37,645	Safeway, Inc.	846,636
34,950	Sysco Corp.	1,027,530
162,850	Tesco plc, (United Kingdom)	1,079,868
3,801	United Natural Foods, Inc. (a)	139,421
8,070	Walgreen Co.	314,407
35,550	Wal-Mart Stores, Inc.	1,917,211
3,200	Whole Foods Market, Inc. (a)	161,888

		7,419,214

	Food Products — 0.8%
9,750	Danone, (France)	613,048
11,880	General Mills, Inc.	422,809
6,660	H.J. Heinz Co.	329,404
4,800	Kellogg Co.	245,184
7,510	Kraft Foods, Inc., Class A	236,640
16,252	Nestle S.A., (Switzerland)	952,102
28,265	Nestle S.A., (Switzerland), ADR	1,662,547
5,300	Nissin Foods Holdings Co., Ltd., (Japan)	189,681
22,000	Tingyi Cayman Islands Holding Corp., (China)	56,310
3,222	TreeHouse Foods, Inc. (a)	164,612

SHARES	SECURITY DESCRIPTION	VALUE($)

	Food Products — Continued
22,055	Tyson Foods, Inc., Class A	379,787
22,265	Unilever N.V., (Netherlands), ADR	699,121
15,090	Unilever plc, (United Kingdom), ADR	465,979

		6,417,224

	Household Products — 0.2%
2,300	Church & Dwight Co., Inc.	158,746
13,925	Kimberly-Clark Corp.	877,832
1,000	Procter & Gamble Co. (The)	64,330
2,600	Reckitt Benckiser Group plc, (United Kingdom)	143,039

		1,243,947

	Personal Products — 0.1%
3,200	Beiersdorf AG, (Germany)	177,568
3,200	Herbalife Ltd., (Cayman Islands)	218,784
14,100	Kao Corp., (Japan)	378,938
2,500	L’Oreal S.A., (France)	277,978

		1,053,268

	Tobacco — 0.0% (g)
5,351	Imperial Tobacco Group plc, (United Kingdom)	164,489
2,700	Philip Morris International, Inc.	158,031

		322,520

	Total Consumer Staples	20,953,794

	Energy — 2.8%
	Energy Equipment & Services — 0.7%
2,453	Atwood Oceanics, Inc. (a)	91,669
14,980	Baker Hughes, Inc.	856,407
4,100	Cameron International Corp. (a)	207,993
23,270	Cie Generale de Geophysique- Veritas, (France) (a)	710,364
900	Core Laboratories N.V., (Netherlands)	80,145
3,100	Halliburton Co.	126,573
9,930	Petroleum Geo-Services ASA, (Norway) (a)	156,092
20,691	Precision Drilling Corp., (Canada) (a)	200,496
24,245	Schlumberger Ltd.	2,024,457
2,358	Seadrill Ltd., (Bermuda)	80,439
44,960	Weatherford International Ltd., (Switzerland) (a)	1,025,088

		5,559,723

	Oil, Gas & Consumable Fuels — 2.1%
5,640	Apache Corp.	672,457
26,650	Bankers Petroleum Ltd., (Canada) (a)	203,701
19,400	BG Group plc, (United Kingdom)	393,536

SEE NOTES TO FINANCIAL STATEMENTS.

20	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Oil, Gas & Consumable Fuels — Continued
3,899	Bill Barrett Corp. (a)	160,366
52,535	Cameco Corp., (Canada)	2,123,265
1,700	Canadian Natural Resources Ltd., (Canada)	75,827
9,600	Cenovus Energy, Inc., (Canada)	321,320
34,575	Chesapeake Energy Corp.	895,838
1,700	Chevron Corp.	155,125
35,000	China Shenhua Energy Co., Ltd., (China), Class H	146,683
1,400	Cimarex Energy Co.	123,942
1,751	Comstock Resources, Inc. (a)	43,005
1,000	Concho Resources, Inc. (a)	87,670
8,900	ConocoPhillips	606,090
9,200	Denbury Resources, Inc. (a)	175,628
9,350	Devon Energy Corp.	734,069
13,300	Energy Transfer Equity LP	519,631
15,385	Enterprise Products Partners LP	640,170
59,600	ERG S.p.A., (Italy)	832,765
30,775	Gazprom OAO, (Russia), ADR	778,016
13,780	Hess Corp.	1,054,721
11,905	Magellan Midstream Partners LP	672,633
2,300	Marathon Oil Corp.	85,169
263,000	Medco Energi Internasional Tbk PT, (Indonesia)	98,397
8,600	Nexen, Inc., (Canada)	196,940
2,500	Noble Energy, Inc.	215,200
5,575	Occidental Petroleum Corp.	546,908
5,300	Pengrowth Energy Trust, (Canada)	68,122
1,300	Reliance Industries Ltd., (India), GDR (e)	61,559
9,200	Royal Dutch Shell plc, (Netherlands), Class A, ADR	614,376
35,050	Statoil ASA, (Norway), ADR	833,139
21,025	Suncor Energy, Inc., (Canada)	805,047
33,260	Talisman Energy, Inc., (Canada)	739,929
42,800	Tesoro Corp. (a)	793,512
2,700	Ultra Petroleum Corp. (a)	128,979
1,500	Whiting Petroleum Corp. (a)	175,785
29,115	Williams Cos., Inc. (The)	719,723

		17,499,243

	Total Energy	23,058,966

	Financials — 2.6%
	Capital Markets — 0.8%
69,410	Bank of New York Mellon Corp. (The)	2,096,181
77,980	Charles Schwab Corp. (The)	1,334,238
142,000	Daiwa Securities Group, Inc., (Japan)	728,405
1,100	Goldman Sachs Group, Inc. (The)	184,976

SHARES	SECURITY DESCRIPTION	VALUE($)

	Capital Markets — Continued
7,000	Invesco Ltd.	168,420
4,100	Lazard Ltd., (Bermuda), Class A	161,909
2,251	Macquarie Group Ltd., (Australia)	85,179
7,540	Northern Trust Corp.	417,791
5,608	Raymond James Financial, Inc.	183,382
5,800	SEI Investments Co.	137,982
2,149	Stifel Financial Corp. (a)	133,324
5,900	TD AMERITRADE Holding Corp.	112,041
45,875	Uranium Participation Corp., (Canada) (a)	365,413

		6,109,241

	Commercial Banks — 0.6%
32,000	77 Bank Ltd. (The), (Japan)	169,049
38,600	Banco Santander S.A., (Spain)	411,312
16,800	Bangkok Bank PCL, (Thailand)	84,982
213,416	Bank of China Ltd., (China), Class H	112,508
26,600	Bank of East Asia Ltd., (Hong Kong)	111,309
4,608	Bank of the Ozarks, Inc.	199,757
2,903	BNP Paribas, (France)	184,881
31,000	BOC Hong Kong Holdings Ltd., (Hong Kong)	105,416
13,138	DBS Group Holdings Ltd., (Singapore)	146,641
10,277	East West Bancorp, Inc.	200,915
10,805	First Republic Bank (a)	314,642
15,137	Glacier Bancorp, Inc.	228,720
400	HDFC Bank Ltd., (India), ADR	66,844
66,187	HSBC Holdings plc, (United Kingdom)	676,443
3,500	ICICI Bank Ltd., (India), ADR	177,240
55,600	Lloyds Banking Group plc, (United Kingdom) (a)	57,396
8,525	Standard Chartered plc, (United Kingdom)	230,139
137,000	Sumitomo Trust & Banking Co., Ltd. (The), (Japan)	858,258
1,216	UMB Financial Corp.	50,367

		4,386,819

	Consumer Finance — 0.2%
31,260	American Express Co.	1,341,679

	Diversified Financial Services — 0.2%
104,505	Citigroup, Inc. (a)	494,309
8,220	Deutsche Boerse AG, (Germany)	567,925
15,000	Guoco Group Ltd., (Hong Kong)	199,166

		1,261,400

	Insurance — 0.7%
5,100	Aflac, Inc.	287,793
4,190	Allianz SE, (Germany)	497,834

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	21

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Insurance — Continued
5,900	Allstate Corp. (The)	188,092
800	AON Corp.	36,808
8,200	Assured Guaranty Ltd., (Bermuda)	145,140
14,825	Berkshire Hathaway, Inc., Class B (a)	1,187,631
26,000	China Life Insurance Co., Ltd., (China), Class H	105,862
16,500	MS&AD Insurance Group Holdings, (Japan)	411,884
598	Muenchener Rueckversicherungs AG, (Germany)	90,569
44,610	Progressive Corp. (The)	886,401
5,700	RenaissanceRe Holdings Ltd., (Bermuda)	363,033
23,920	Symetra Financial Corp.	327,704
3,300	Torchmark Corp.	197,142
11,200	Transatlantic Holdings, Inc.	578,144
11,330	Willis Group Holdings plc, (United Kingdom)	392,358

		5,696,395

	Real Estate Investment Trusts (REITs) — 0.1%
810	Alexandria Real Estate Equities, Inc.	59,341
9,571	BioMed Realty Trust, Inc.	178,498
9,717	Colonial Properties Trust	175,392
1,610	Corporate Office Properties Trust	56,270
1,040	Digital Realty Trust, Inc.	53,602
2,460	DuPont Fabros Technology, Inc.	52,324
4,788	LaSalle Hotel Properties	126,403
4,302	Washington Real Estate Investment Trust	133,319

		835,149

	Real Estate Management & Development — 0.0% (g)
10,000	Sun Hung Kai Properties Ltd., (Hong Kong)	165,916
4,500	Swire Pacific Ltd., (Hong Kong), Class A	73,935

		239,851

	Total Financials	19,870,534

	Health Care — 2.9%
	Biotechnology — 0.1%
2,800	Celgene Corp. (a)	165,592
2,400	Cephalon, Inc. (a)	148,128
2,789	CSL Ltd., (Australia)	103,534
1,655	United Therapeutics Corp. (a)	104,629

		521,883

	Health Care Equipment & Supplies — 0.9%
15,180	Alere, Inc. (a)	555,588
2,334	Analogic Corp.	115,556
8,750	Becton, Dickinson & Co.	739,550
74,730	Boston Scientific Corp. (a)	565,706

SHARES	SECURITY DESCRIPTION	VALUE($)

	Health Care Equipment & Supplies — Continued
2,100	Cie Generale d’Optique Essilor International S.A., (France)	135,304
4,230	Cochlear Ltd., (Australia)	348,212
29,165	Covidien plc, (Ireland)	1,331,674
32,450	DENTSPLY International, Inc.	1,108,817
24,955	Gen-Probe, Inc. (a)	1,456,124
5,800	Hologic, Inc. (a)	109,156
1,800	Medtronic, Inc.	66,762
8,250	Mindray Medical International Ltd., (China), ADR	217,800
4,748	NuVasive, Inc. (a)	121,786
5,200	ResMed, Inc. (a)	180,128
874	Sonova Holding AG, (Switzerland)	112,664
1,460	Straumann Holding AG, (Switzerland)	334,348
653	Synthes, Inc.	88,140
300	Sysmex Corp., (Japan)	20,749
10,258	Teleflex, Inc.	551,983

		8,160,047

	Health Care Providers & Services — 0.6%
31,450	Aetna, Inc.	959,540
29,250	AmerisourceBergen Corp.	998,010
2,700	BML, Inc., (Japan)	75,573
9,600	DaVita, Inc. (a)	667,104
5,700	Express Scripts, Inc. (a)	308,085
18,023	Health Management Associates, Inc., Class A (a)	171,939
26,130	Healthsouth Corp. (a)	541,152
4,800	Lincare Holdings, Inc.	128,784
7,500	Profarma Distribuidora de Produtos Farmaceuticos S.A., (Brazil)	70,030
64,680	Sonic Healthcare Ltd., (Australia)	768,885
4,400	UnitedHealth Group, Inc.	158,884

		4,847,986

	Health Care Technology — 0.2%
5,100	athenahealth, Inc. (a)	208,998
12,860	Cerner Corp. (a)	1,218,356
2,546	Quality Systems, Inc.	177,762

		1,605,116

	Life Sciences Tools & Services — 0.3%
19,460	Agilent Technologies, Inc. (a)	806,227
9,820	Lonza Group AG, (Switzerland)	787,123
1,050	Mettler-Toledo International, Inc., (Switzerland) (a)	158,771
6,370	Thermo Fisher Scientific, Inc. (a)	352,643

		2,104,764

SEE NOTES TO FINANCIAL STATEMENTS.

22	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Pharmaceuticals — 0.8%
4,100	Allergan, Inc.	281,547
1,100	Bayer AG, (Germany)	81,540
10,875	Bayer AG, (Germany), ADR	797,790
2,000	Bristol-Myers Squibb Co.	52,960
22,400	Eli Lilly & Co.	784,896
8,200	Forest Laboratories, Inc. (a)	262,236
10,385	Johnson & Johnson	642,312
6,100	Merck & Co., Inc.	219,844
2,357	Novartis AG, (Switzerland)	138,746
1,800	Novo Nordisk A/S, (Denmark), Class B	202,796
44,900	Pfizer, Inc.	786,199
6,300	Santen Pharmaceutical Co., Ltd., (Japan)	218,422
17,600	Shire plc, (Ireland)	424,376
3,300	Shire plc, (Ireland), ADR	238,854
33,196	Valeant Pharmaceuticals International, Inc., (Canada)	939,115

		6,071,633

	Total Health Care	23,311,429

	Industrials — 3.4%
	Aerospace & Defense — 0.5%
17,423	BAE Systems plc, (United Kingdom)	89,743
7,150	Boeing Co. (The)	466,609
14,860	DigitalGlobe, Inc. (a)	471,211
10,510	Embraer S.A., (Brazil), ADR	308,994
4,870	Honeywell International, Inc.	258,889
11,080	Lockheed Martin Corp.	774,603
3,300	Rockwell Collins, Inc.	192,258
27,360	Thales S.A., (France)	958,335
1,500	United Technologies Corp.	118,080

		3,638,722

	Air Freight & Logistics — 0.5%
2,600	C.H. Robinson Worldwide, Inc.	208,494
7,070	FedEx Corp.	657,581
5,711	Forward Air Corp.	162,078
32,625	TNT N.V., (Netherlands)	862,789
26,105	United Parcel Service, Inc., Class B	1,894,701

		3,785,643

	Airlines — 0.1%
21,860	Ryanair Holdings plc, (Ireland), ADR	672,413
35,010	Southwest Airlines Co.	454,430

		1,126,843

	Commercial Services & Supplies — 0.4%
12,330	Avery Dennison Corp.	522,052

SHARES	SECURITY DESCRIPTION	VALUE($)

	Commercial Services & Supplies — Continued
32,700	Cintas Corp.	914,291
1,300	Copart, Inc. (a)	48,555
6,000	Iron Mountain, Inc.	150,060
22,495	Republic Services, Inc.	671,701
43,000	Toppan Printing Co., Ltd., (Japan)	391,315
14,140	Waste Management, Inc.	521,342

		3,219,316

	Construction & Engineering — 0.2%
4,873	Bouygues S.A., (France)	210,310
3,222	Chicago Bridge & Iron Co. N.V., (Netherlands) (a)	106,004
8,000	JGC Corp., (Japan)	173,389
17,980	Quanta Services, Inc. (a)	358,161
5,650	Shaw Group, Inc. (The) (a)	193,400
5,900	URS Corp. (a)	245,499

		1,286,763

	Electrical Equipment — 0.3%
23,370	ABB Ltd., (Switzerland), ADR (a)	524,656
4,500	AMETEK, Inc.	176,625
6,300	AREVA, (France) (a)	307,428
2,100	Cooper Industries plc	122,409
2,600	Emerson Electric Co.	148,642
3,551	Franklin Electric Co., Inc.	138,205
16,000	Futaba Corp./Chiba, (Japan)	310,774
1,990	Nexans S.A., (France)	156,749
7,100	Prysmian S.p.A., (Italy)	121,002

		2,006,490

	Industrial Conglomerates — 0.4%
17,400	3M Co.	1,501,620
4,600	General Electric Co.	84,134
4,530	Siemens AG, (Germany)	561,148
26,275	Tyco International Ltd., (Switzerland)	1,088,836

		3,235,738

	Machinery — 0.4%
8,197	AGCO Corp. (a)	415,259
6,484	Colfax Corp. (a)	119,370
2,700	Danaher Corp.	127,359
3,716	ESCO Technologies, Inc.	140,613
1,700	FANUC Corp., (Japan)	259,856
2,180	Flowserve Corp.	259,900
5,100	Illinois Tool Works, Inc.	272,340
8,200	Kurita Water Industries Ltd., (Japan)	257,415
6,110	Pall Corp.	302,934

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	23

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Machinery — Continued
1,300	Parker Hannifin Corp.	112,190
3,400	Sandvik AB, (Sweden)	66,341
1,500	SMC Corp., (Japan)	255,970
2,900	SPX Corp.	207,321
5,391	Terex Corp. (a)	167,337
3,145	Wabtec Corp.	166,339

		3,130,544

	Marine — 0.1%
24,833	Stolt-Nielsen Ltd., (United Kingdom)	606,456

	Professional Services — 0.2%
7,710	Adecco S.A., (Switzerland)	505,616
4,650	Advisory Board Co. (The) (a)	221,480
5,371	Corporate Executive Board Co. (The)	201,681
2,300	IHS, Inc., Class A (a)	184,897
6,680	Manpower, Inc.	419,237
3,900	Randstad Holding N.V., (Netherlands) (a)	206,110

		1,739,021

	Road & Rail — 0.2%
2,220	Canadian National Railway Co., (Canada)	147,563
6,100	Kansas City Southern (a)	291,946
7,760	Norfolk Southern Corp.	487,484
1,000	Union Pacific Corp.	92,660
54	West Japan Railway Co., (Japan)	201,555

		1,221,208

	Trading Companies & Distributors — 0.1%
23,000	Mitsui & Co., Ltd., (Japan)	378,440
31,500	Wolseley plc, (United Kingdom), ADR (a)	98,595

		477,035

	Total Industrials	25,473,779

	Information Technology — 3.6%
	Communications Equipment — 0.5%
4,413	Acme Packet, Inc. (a)	234,595
54,810	Cisco Systems, Inc. (a)	1,108,807
11,687	Ixia (a)	196,108
14,410	Juniper Networks, Inc. (a)	532,017
5,963	NETGEAR, Inc. (a)	200,834
17,075	Nokia OYJ, (Finland), ADR	176,214
22,390	QUALCOMM, Inc.	1,108,081
13,148	Seachange International, Inc. (a)	112,415

		3,669,071

	Computers & Peripherals — 0.2%
1,000	Apple, Inc. (a)	322,560

SHARES	SECURITY DESCRIPTION	VALUE($)

	Computers & Peripherals — Continued
21,690	EMC Corp. (a)	496,701
11,985	Hewlett-Packard Co.	504,569
7,300	Japan Digital Laboratory Co., Ltd., (Japan)	82,842
2,000	NetApp, Inc. (a)	109,920
5,471	Western Digital Corp. (a)	185,467

		1,702,059

	Electronic Equipment, Instruments & Components — 0.4%
5,410	Amphenol Corp., Class A	285,540
15,050	Avnet, Inc. (a)	497,102
2,300	Dolby Laboratories, Inc., Class A (a)	153,410
4,500	FLIR Systems, Inc. (a)	133,875
1,300	Keyence Corp., (Japan)	375,096
3,100	Murata Manufacturing Co., Ltd., (Japan)	216,397
1,600	National Instruments Corp.	60,224
23,700	Sanshin Electronics Co. Ltd., (Japan)	196,126
27,525	Tyco Electronics Ltd., (Switzerland)	974,384

		2,892,154

	Internet Software & Services — 0.3%
10,800	eBay, Inc. (a)	300,564
2,230	Google, Inc., Class A (a)	1,324,553
8,781	RightNow Technologies, Inc. (a)	207,846
14,504	Terremark Worldwide, Inc. (a)	187,827

		2,020,790

	IT Services — 1.0%
32,450	Accenture plc, (Ireland), Class A	1,573,501
4,200	Alliance Data Systems Corp. (a)	298,326
51,980	Amdocs Ltd., (United Kingdom) (a)	1,427,891
35,565	Automatic Data Processing, Inc.	1,645,948
2,290	Computer Sciences Corp.	113,584
2,600	Genpact Ltd., (Bermuda) (a)	39,520
3,300	Global Payments, Inc.	152,493
2,850	International Business Machines Corp.	418,266
4,200	Lender Processing Services, Inc.	123,984
1,800	MasterCard, Inc., Class A	403,398
8,400	NeuStar, Inc., Class A (a)	218,820
13,975	Redecard S.A., (Brazil)	177,213
3,000	Teradata Corp. (a)	123,480
300	TKC, (Japan)	6,343
10,620	Visa, Inc., Class A	747,436
46,730	Western Union Co. (The)	867,776

		8,337,979

	Office Electronics — 0.0% (g)
3,200	Canon, Inc., (Japan)	164,369

SEE NOTES TO FINANCIAL STATEMENTS.

24	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Semiconductors & Semiconductor Equipment — 0.4%
28,600	Advantest Corp., (Japan)	643,019
5,100	Analog Devices, Inc.	192,117
7,273	ASML Holding N.V., (Netherlands)	278,864
5,600	Broadcom Corp., Class A	243,880
1,100	First Solar, Inc. (a)	143,154
4,200	KLA-Tencor Corp.	162,288
2,600	Lam Research Corp. (a)	134,628
6,200	Linear Technology Corp.	214,458
5,500	Marvell Technology Group Ltd., (Bermuda) (a)	102,025
4,300	Maxim Integrated Products, Inc.	101,566
4,600	Microchip Technology, Inc.	157,366
500	Samsung Electronics Co. Ltd., (South Korea), GDR (e)	142,964
20,000	Sumco Corp., (Japan) (a)	284,789
9,000	Tokyo Electron Ltd., (Japan)	566,651
12,970	Yingli Green Energy Holding Co. Ltd., (China), ADR (a)	128,144

		3,495,913

	Software — 0.8%
15,840	Autodesk, Inc. (a)	605,088
3,339	Blackboard, Inc. (a)	137,901
21,155	CA, Inc.	517,028
84,560	Compuware Corp. (a)	986,815
9,264	DemandTec, Inc. (a)	100,422
1,206	FactSet Research Systems, Inc.	113,075
2,200	MICROS Systems, Inc. (a)	96,492
39,195	Microsoft Corp.	1,094,323
50,170	Misys plc, (United Kingdom) (a)	267,831
7,300	Nintendo Co. Ltd., (Japan), ADR	265,209
8,200	Oracle Corp.	256,660
3,000	Red Hat, Inc. (a)	136,950
2,959	Rosetta Stone, Inc. (a)	62,790
2,800	SAP AG, (Germany)	142,807
4,220	SAP AG, (Germany), ADR	213,574
14,000	Square Enix Holdings Co., Ltd., (Japan)	247,630
7,800	Trend Micro, Inc., (Japan) (a)	256,245
13,547	VASCO Data Security International, Inc. (a)	110,137
32,070	Websense, Inc. (a)	649,418

		6,260,395

	Total Information Technology	28,542,730

	Materials — 2.1%
	Chemicals — 0.7%
1,938	Air Liquide S.A., (France)	245,377
2,200	Air Products & Chemicals, Inc.	200,090

SHARES	SECURITY DESCRIPTION	VALUE($)

	Chemicals — Continued
12,000	Chugoku Marine Paints Ltd., (Japan)	101,613
8,400	Ecolab, Inc.	423,528
3,230	FMC Corp.	258,045
8,400	Israel Chemicals Ltd., (Israel), ADR	145,992
7,370	Johnson Matthey plc, (United Kingdom)	234,809
33,050	Monsanto Co.	2,301,602
13,145	Nalco Holding Co.	419,851
400	Potash Corp of Saskatchewan, Inc., (Canada)	62,134
5,800	Sherwin-Williams Co. (The)	485,750
10,600	Shin-Etsu Chemical Co., Ltd., (Japan)	571,304
122	Syngenta AG, (Switzerland)	35,762

		5,485,857

	Construction Materials — 0.2%
36,510	CRH plc, (Ireland)	761,739
2,570	Martin Marietta Materials, Inc.	237,057
165,000	Sumitomo Osaka Cement Co., Ltd., (Japan)	372,399
4,359	Texas Industries, Inc.	199,555
7,620	Vulcan Materials Co.	338,023

		1,908,773

	Containers & Packaging — 0.2%
26,750	Crown Holdings, Inc. (a)	892,915
17,570	Owens-Illinois, Inc. (a)	539,399

		1,432,314

	Metals & Mining — 1.0%
6,200	Allegheny Technologies, Inc.	342,116
1,400	Anglo American plc, (United Kingdom)	73,238
7,615	AngloGold Ashanti Ltd., (South Africa), ADR	374,886
30,250	Barrick Gold Corp., (Canada)	1,609,404
4,781	BHP Billiton Ltd., (Australia)	222,322
46,148	Gabriel Resources Ltd., (Canada) (a)	368,980
34,000	Gold Fields Ltd., (South Africa)	622,012
1,000	Inmet Mining Corp., (Canada)	77,703
250,000	Minara Resources Ltd., (Australia) (a)	243,178
23,246	Newcrest Mining Ltd., (Australia)	964,211
23,725	Newmont Mining Corp.	1,457,427
3,000	Nucor Corp.	131,460
11,025	Polyus Gold OJSC, (Russia), ADR	401,861
5,800	Rio Tinto plc, (United Kingdom)	413,435
3,259	Royal Gold, Inc.	178,039
1,176,116	Simmer & Jack Mines Ltd., (South Africa) (a)	169,611

		7,649,883

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	25

JPMorgan Access Growth Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

SHARES	SECURITY DESCRIPTION	VALUE($)

Common Stocks — Continued
	Paper & Forest Products — 0.0% (g)
6,370	Norbord, Inc., (Canada) (a)	93,791
11,650	UPM-Kymmene OYJ, (Finland)	206,529

		300,320

	Total Materials	16,777,147

	Telecommunication Services — 0.8%
	Diversified Telecommunication Services — 0.5%
10,048	Cbeyond, Inc. (a)	153,533
28,400	Deutsche Telekom AG, (Germany), ADR	363,520
15,000	Koninklijke KPN N.V., (Netherlands)	219,087
9,175	KT Corp., (South Korea), ADR (a)	190,840
38,800	Nippon Telegraph & Telephone Corp., (Japan)	1,766,867
158,000	Singapore Telecommunications Ltd., (Singapore)	375,462
158	Swisscom AG, (Switzerland)	69,455
300,000	Telecom Italia S.p.A. RNC, (Italy)	326,516
7,800	Telekomunikasi Indonesia Tbk PT, (Indonesia), ADR	278,070
30,250	Telstra Corp. Ltd., (Australia)	86,301
800	TELUS Corp., (Canada)	34,798
2,600	Verizon Communications, Inc.	93,028

		3,957,477

	Wireless Telecommunication Services — 0.3%
2,500	America Movil S.A.B. de C.V., (Mexico), Series L, , ADR	143,350
9,400	American Tower Corp., Class A (a)	485,416
8,600	SBA Communications Corp., Class A (a)	352,084
34,370	SK Telecom Co. Ltd., (South Korea), ADR	640,312
14,600	Softbank Corp., (Japan)	503,415
16,675	Turkcell Iletisim Hizmet AS, (Turkey), ADR	285,643

		2,410,220

	Total Telecommunication Services	6,367,697

	Utilities — 0.6%
	Electric Utilities — 0.4%
40,925	Centrais Eletricas Brasileiras S.A., (Brazil), ADR	681,811
25,950	EDF S.A., (France)	1,065,696
3,100	Edison International	119,660
71,525	Federal Hydrogenerating Co., (Russia), ADR (a)	390,362
45,160	Korea Electric Power Corp., (South Korea), ADR (a)	610,112

		2,867,641

SHARES	SECURITY DESCRIPTION	VALUE($)

	Gas Utilities — 0.1%
82,000	Hong Kong & China Gas Co., Ltd., (Hong Kong)	193,218
21,635	Questar Corp.	376,665

		569,883

	Multi-Utilities — 0.0% (g)
1,600	GDF Suez, (France)	57,464
17,100	National Grid plc, (United Kingdom)	147,800

		205,264

	Water Utilities — 0.1%
32,015	American Water Works Co., Inc.	809,659
3,825	Cia de Saneamento Basico do Estado de Sao Paulo, (Brazil), ADR	202,266

		1,011,925

	Total Utilities	4,654,713

	Total Common Stocks (Cost $166,654,011)	186,482,203

Preferred Stocks — 0.1%
	Consumer Staples — 0.1%
	Household Products — 0.1%
6,330	Henkel AG & Co. KGaA, (Germany)	392,468

	Energy — 0.0% (g)
	Oil, Gas & Consumable Fuels — 0.0% (g)
2,200	Petroleo Brasileiro S.A., (Brazil), ADR	75,174

	Telecommunication Services — 0.0% (g)
	Wireless Telecommunication Services — 0.0% (g)
82,800	Tim Participacoes S.A., (Brazil)	274,836

	Total Preferred Stocks (Cost $667,157)	742,478

Investment Companies — 75.6%
	Alternative Assets — 7.8%
476,684	Arbitrage Fund (The), Class I	6,096,793
926,282	Highbridge Dynamic Commodities Strategy Fund, Select Class Shares (a) (b)	17,942,085
687,711	JPMorgan Realty Income Fund, Institutional Class Shares (b)	6,464,487
996,867	JPMorgan U.S. Real Estate Fund, Select Class Shares (b)	15,531,184
396,000	Materials Select Sector SPDR Fund	15,246,000

	Total Alternative Assets	61,280,549

	Fixed Income — 26.7%
1,748,527	Eaton Vance Global Macro Absolute Return Fund, Class I	17,957,376

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — Continued
	Fixed Income — Continued
1,957,584	Harbor High-Yield Bond Fund, Institutional Class Shares	21,337,668
44,600	iShares Barclays TIPS Bond Fund	4,795,392
313,600	iShares iBoxx High Yield Corporate Bond Fund	28,314,944
3,703,088	JPMorgan Core Plus Bond Fund, Class R6 Shares (b)	30,069,072
5,532,253	JPMorgan High Yield Fund, Class R6 Shares (b)	45,087,864
2,615,710	JPMorgan International Currency Income Fund, Select Class Shares (b)	29,400,585
404,947	JPMorgan Short Duration Bond Fund, Class R6 Shares (b)	4,442,263
1,924,053	JPMorgan Strategic Income Opportunities Fund, Select Class Shares (b)	22,761,541
682,831	JPMorgan Total Return Fund, Select Class Shares (b)	7,060,474

	Total Fixed Income	211,227,179

	International Equity — 16.2%
422,793	Dodge & Cox International Stock Fund	15,097,950
138,000	iShares MSCI EAFE Index Fund	8,035,740
510,448	JPMorgan Asia Equity Fund, Institutional Class Shares (b)	19,397,036
1,202,619	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares (b)	29,644,554
1,072,523	JPMorgan International Value Fund, Institutional Class Shares (b)	14,393,263
880,359	T. Rowe Price International Funds — New Asia Fund	16,885,286
543,000	Vanguard Emerging Markets ETF	26,145,450

	Total International Equity	129,599,279

	Money Market — 4.6%
37,392,510	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (b) (l)	37,392,510

	U.S. Equity — 20.3%
226,000	Energy Select Sector SPDR Fund	15,424,500
3,010,304	JPMorgan Equity Income Fund, Select Class Shares (b)	26,851,912
3,424,203	JPMorgan Growth Advantage Fund, Select Class Shares (a) (b)	30,201,470
342,560	JPMorgan Mid Cap Value Fund, Institutional Class Shares (b)	8,039,872
646,165	JPMorgan U.S. Equity Fund, Institutional Class Shares (b)	6,629,652
1,074,773	JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares (b)	22,215,549

PRINCIPAL AMOUNT($)	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
858,928	JPMorgan Value Advantage Fund, Institutional Class Shares (b)	15,615,306
129,500	SPDR S&P 500 ETF Trust	16,288,510
265,300	Vanguard Mid-Cap ETF	19,754,238

	Total U.S. Equity	161,021,009

	Total Investment Companies (Cost $553,145,898)	600,520,526

PRINCIPAL AMOUNT($)
Convertible Bond — 0.0% (g)
	Information Technology — 0.0% (g)
	Electronic Equipment, Instruments & Components — 0.0% (g)
75,000	L-1 Identity Solutions, Inc., 3.750%, 05/15/27 (Cost $71,451)	74,813

Corporate Bonds — 0.2%
	Consumer Discretionary — 0.2%
	Multiline Retail — 0.1%
825,000	Dollar General Corp., 10.625%, 07/15/15	897,187

	Specialty Retail — 0.1%
465,000	Brown Shoe Co., Inc., 8.750%, 05/01/12	473,138

	Total Consumer Discretionary	1,370,325

	Total Corporate Bonds (Cost $1,369,003)	1,370,325

Structured Note — 1.0%
	International Equity — 1.0%
6,700,000	HSBC USA, Inc., Knock-Out Buffer Notes, Linked to the iShares MSCI EAFE Index Fund, due 02/25/11 (Cost $6,700,000)	7,713,040

	Total Investments — 100.4% (Cost $728,607,520)	796,903,385
	Liabilities in Excess of Other Assets — (0.4)%	(3,161,900)

	NET ASSETS — 100.0%	$793,741,485

Percentages indicated are based on net assets.

PORTFOLIO COMPOSITION BY COUNTRY*
United States	90.1%
Japan	1.7
United Kingdom	1.2
Switzerland	1.1
Canada	1.1
Others (each less than 1.0%)	4.8

*	Percentages indicated are based upon total investments as of December 31, 2010.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	27

JPMorgan Access Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

ADR	— American Depositary Receipt
EAFE	— Europe, Australasia, and Far East
ETF	— Exchange Traded Fund
FDR	— Fiduciary Depositary Receipt
GDR	— Global Depositary Receipt
MSCI	— Morgan Stanley Capital International
RNC	— Risparmio Non-Convertible Savings Shares
SPDR	— Standard & Poor’s Depository Receipts
TIPS	— Treasury Inflation Protected Security

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Fund registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(e)	— Security is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. Unless otherwise indicated,

	this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(g)	— Amount rounds to less than 0.1%.
(l)	— The rate shown is the current yield as of December 31, 2010

	The value and percentage, based on total investments, of the investments that apply the fair valuation policy for the international investments as described in Note 2.A. are as follows:

	Fund	Value	Percentage
	Access Balanced Fund	$66,999,854	5.6%
	Access Growth Fund	45,258,158	5.7

The financial statements of the underlying affiliated funds in which the Funds invest should be read in conjunction with the Funds’ financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	29

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited)

	Access Balanced Fund	Access Growth Fund
ASSETS:
Investments in non-affiliates, at value	$552,736,531	$407,762,706
Investments in affiliates, at value	645,428,056	389,140,679

Total investment securities, at value	1,198,164,587	796,903,385
Cash	181,460	—
Foreign currency, at value	213,377	142,256
Receivables:
Investment securities sold	85,479	57,914
Fund shares sold	1,839,359	1,854,400
Interest and dividends	2,253,112	1,115,398
Tax reclaims	32,624	22,789
Due from Administrator	60,889	—

Total Assets	1,202,830,887	800,096,142

LIABILITIES:
Payables:
Due to custodian	—	11,620
Dividends	7,254,749	4,235,391
Investment securities purchased	1,368,490	763,916
Fund shares redeemed	1,059,943	585,625
Accrued liabilities:
Investment advisory fees	767,737	482,090
Administration fees	89,888	59,366
Shareholder servicing fees	207,710	128,572
Distribution fees	13,875	20,131
Custodian and accounting fees	30,193	20,190
Trustees’ and Chief Compliance Officer’s fees	1,236	757
Excise tax payable	60,889	—
Other	36,199	46,999

Total Liabilities	10,890,909	6,354,657

Net Assets	$1,191,939,978	$793,741,485

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

	Access Balanced Fund	Access Growth Fund
NET ASSETS:
Paid in capital	$1,118,394,671	$728,360,836
Accumulated undistributed (distributions in excess of) net investment income	(518,949)	(319,601)
Accumulated net realized gains (losses)	(7,294,706)	(2,601,830)
Net unrealized appreciation (depreciation)	81,358,962	68,302,080

Total Net Assets	$1,191,939,978	$793,741,485

Net Assets:
Class A	$9,562,976	$14,525,179
Class C	19,226,308	27,803,675
Institutional Class	29,841,009	15,968,169
Select Class	1,133,309,685	735,444,462

Total	$1,191,939,978	$793,741,485

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	588,920	868,136
Class C	1,185,292	1,663,465
Institutional Class	1,835,478	953,136
Select Class	69,724,019	43,903,293

Net Asset Value :
Class A — Redemption price per share	$16.24	$16.73
Class C — Offering price per share (a)	16.22	16.71
Institutional Class — Offering and redemption price per share	16.26	16.75
Select Class — Offering and redemption price per share	16.25	16.75
Class A maximum sales charge	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$17.01	$17.52

Cost of investments in non-affiliates	$505,095,122	$373,841,724
Cost of investments in affiliates	611,719,454	354,765,796
Cost of foreign currency	208,225	138,859

(a)	Redemption price for Class C shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	31

STATEMENT OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

	Access Balanced Fund	Access Growth Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$30,587	$18,598
Dividend income from non-affiliates	7,368,225	4,385,580
Interest income from affiliates	483	293
Dividend income from affiliates	9,748,286	5,021,324
Foreign taxes withheld	(22,562)	(14,920)

Total investment income	17,125,019	9,410,875

EXPENSES:
Investment advisory fees	5,638,695	3,557,102
Administration fees	515,794	325,313
Distribution fees:
Class A	10,534	15,218
Class C	62,629	90,209
Shareholder servicing fees:
Class A	10,534	15,218
Class C	20,876	30,070
Institutional Class	16,080	5,837
Select Class	1,338,058	829,392
Custodian and accounting fees	144,709	98,722
Interest expense to affiliates	118	—
Professional fees	65,360	64,398
Trustees’ and Chief Compliance Officer’s fees	3,726	2,109
Printing and mailing costs	37,211	31,902
Registration and filing fees	37,787	31,914
Transfer agent fees	—	2,829
Excise tax expense	60,889	—
Other	9,186	5,687

Total expenses	7,972,186	5,105,920

Less amounts waived	(1,549,268)	(1,103,432)
Less earnings credits	(195)	(117)
Less expense reimbursements	(60,889)	—

Net expenses	6,361,834	4,002,371

Net investment income (loss)	10,763,185	5,408,504

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	8,481,029	6,408,698
Investments in affiliates	2,349,577	2,104,224
Foreign currency transactions	1,674	(32,398)

Net realized gain (loss)	10,832,280	8,480,524

Distributions of realized gains by investment company affiliates	2,857,421	852,477

Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	74,431,198	52,316,916
Investments in affiliates	38,031,471	41,188,787
Foreign currency translations	6,948	4,974

Change in net unrealized appreciation (depreciation)	112,469,617	93,510,677

Net realized/unrealized gains (losses)	126,159,318	102,843,678

Change in net assets resulting from operations	$136,922,503	$108,252,182

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Access Balanced Fund		Access Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Period Ended 6/30/2010 (a)	Six Months Ended 12/31/2010 (Unaudited)	Period Ended 6/30/2010 (a)
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$10,763,185	$7,736,480	$5,408,504	$3,173,988
Net realized gain (loss)	10,832,280	(21,187,826)	8,480,524	(12,053,132)
Distributions of realized gains by investment company affiliates	2,857,421	276,668	852,477	136,341
Change in net unrealized appreciation (depreciation)	112,469,617	(31,110,655)	93,510,677	(25,208,597)

Change in net assets resulting from operations	136,922,503	(44,285,333)	108,252,182	(33,951,400)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(79,126)	(19,973)	(91,416)	(9,758)
Class C
From net investment income	(116,620)	(18,503)	(114,948)	(4,230)
Institutional Class
From net investment income	(330,510)	(157,516)	(120,530)	(76,429)
Select Class
From net investment income	(10,834,683)	(7,534,964)	(5,447,717)	(3,055,136)

Total distributions to shareholders	(11,360,939)	(7,730,956)	(5,774,611)	(3,145,553)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	40,757,879	1,077,636,824	85,371,984	642,988,883

NET ASSETS:
Change in net assets	166,319,443	1,025,620,535	187,849,555	605,891,930
Beginning of period	1,025,620,535	—	605,891,930	—

End of period	$1,191,939,978	$1,025,620,535	$793,741,485	$605,891,930

Accumulated undistributed (distributions in excess of) net investment income	$(518,949)	$78,805	$(319,601)	$46,506

(a)	Commencement of operations was September 30, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	33

STATEMENT OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Access Balanced Fund		Access Growth Fund
	Six Months Ended 12/31/2010 (Unaudited)	Period Ended 6/30/2010 (a)	Six Months Ended 12/31/2010 (Unaudited)	Period Ended 6/30/2010 (a)
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,039,709	$7,736,332	$4,578,255	$9,502,767
Dividends and distributions reinvested	79,126	19,973	91,187	9,735
Cost of shares redeemed	(462,087)	(378,422)	(404,130)	(255,898)
Redemption fees	176	49	425	53

Change in net assets from Class A capital transactions	$1,656,924	$7,377,932	$4,265,737	$9,256,657

Class C
Proceeds from shares issued	$3,532,238	$15,927,299	$5,204,270	$22,511,256
Dividends and distributions reinvested	116,620	18,503	114,948	4,230
Cost of shares redeemed	(86,782)	(1,319,363)	(321,917)	(1,675,017)
Redemption fees	342	101	840	115

Change in net assets from Class C capital transactions	$3,562,418	$14,626,540	$4,998,141	$20,840,584

Institutional Class
Proceeds from shares issued	$322,987	$40,137,241	$4,732,810	$10,262,120
Dividends and distributions reinvested	567	488	463	392
Cost of shares redeemed	(6,295,300)	(6,280,582)	—	—
Redemption fees	733	238	463	62

Change in net assets from Institutional Class capital transactions	$(5,971,013)	$33,857,385	$4,733,736	$10,262,574

Select Class
Proceeds from shares issued	$121,691,831	$1,092,230,891	$123,123,865	$641,095,663
Dividends and distributions reinvested	13,553	2,106	40,496	7,538
Cost of shares redeemed	(80,218,500)	(70,465,182)	(51,813,095)	(38,477,766)
Redemption fees	22,666	7,152	23,104	3,633

Change in net assets from Select Class capital transactions	$41,509,550	$1,021,774,967	$71,374,370	$602,629,068

Total change in net assets from capital transactions	$40,757,879	$1,077,636,824	$85,371,984	$642,988,883

SHARE TRANSACTIONS:
Class A
Issued	131,907	503,916	295,724	607,906
Reinvested	4,941	1,356	5,516	655
Redeemed	(29,400)	(23,800)	(24,943)	(16,722)

Change in Class A Shares	107,448	481,472	276,297	591,839

Class C
Issued	227,784	1,041,817	333,568	1,448,425
Reinvested	7,274	1,254	6,899	267
Redeemed	(5,470)	(87,367)	(20,447)	(105,247)

Change in Class C Shares	229,588	955,704	320,020	1,343,445

Institutional Class
Issued	20,511	2,626,390	290,549	662,534
Reinvested	35	32	28	25
Redeemed	(398,636)	(412,854)	—	—

Change in Institutional Class Shares	(378,090)	2,213,568	290,577	662,559

Select Class
Issued	7,813,823	71,696,068	7,803,826	41,862,889
Reinvested	846	142	2,445	507
Redeemed	(5,160,585)	(4,626,275)	(3,262,701)	(2,503,673)

Change in Select Class Shares	2,654,084	67,069,935	4,543,570	39,359,723

(a)	Commencement of operations was September 30, 2009.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	35

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations					Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments		Total from investment operations	Net investment income	Redemption fees
Access Balanced Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$14.49	$0.13		$1.76		$1.89	$(0.14)	$—	(g)
September 30, 2009 (h) through June 30, 2010	15.00	0.11	(i)	(0.51	)(j)	(0.40)	(0.11)	—	(g)

Class C
Six Months Ended December 31, 2010 (Unaudited)	14.48	0.09		1.75		1.84	(0.10)	—	(g)
January 4, 2010 (k) through June 30, 2010	15.52	0.03	(i)	(1.05	)(j)	(1.02)	(0.02)	—	(g)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	14.50	0.16		1.77		1.93	(0.17)	—	(g)
September 30, 2009 (h) through June 30, 2010	15.00	0.14	(i)	(0.49	)(j)	(0.35)	(0.15)	—	(g)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	14.50	0.15		1.76		1.91	(0.16)	—	(g)
September 30, 2009 (h) through June 30, 2010	15.00	0.14	(i)	(0.51	)(j)	(0.37)	(0.13)	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds (including J.P. Morgan Funds, other open-end investment companies and Exchange Traded Funds).
(f)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of operations.
(i)	Calculated based upon average shares outstanding.
(j)	An affiliate of JPMorgan Chase & Co. reimbursed the Fund for losses incurred from an operational error. There was no impact to the net realized and unrealized gains (losses) on investments per share or total return (See Note 3).
(k)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
				Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)		Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.24	13.05%		$9,563	1.37%	1.72%	1.65%	43%
14.49	(2.69	)(j)	6,977	1.28	0.94	1.66	96

16.22	12.73		19,226	1.87	1.23	2.15	43
14.48	(6.56	)(j)	13,837	1.77	0.44	2.15	96

16.26	13.32		29,841	0.97	1.98	1.25	43
14.50	(2.40	)(j)	32,108	0.88	1.24	1.26	96

16.25	13.17		1,133,310	1.12	1.92	1.40	43
14.50	(2.51	)(j)	972,699	1.01	1.20	1.41	96

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	37

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Total distributions	Redemption fees
Access Growth Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$14.43	$0.10		$2.31	$2.41	$(0.11)	$(0.11)	$—	(g)
September 30, 2009 (h) through June 30, 2010	15.00	0.06	(i)	(0.54)	(0.48)	(0.09)	—	—	(g)

Class C
Six Months Ended December 31, 2010 (Unaudited)	14.41	0.06		2.32	2.38	(0.07)	(0.07)	—	(g)
January 4, 2010 (j) through June 30, 2010	15.69	—	(i)(g)	(1.27)	(1.27)	(0.01)	—	—	(g)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	14.44	0.14		2.31	2.45	(0.14)	(0.14)	—	(g)
September 30, 2009 (h) through June 30, 2010	15.00	0.09	(i)	(0.53)	(0.44)	(0.12)	—	—	(g)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	14.44	0.12		2.32	2.44	(0.13)	(0.13)	—	(g)
September 30, 2009 (h) through June 30, 2010	15.00	0.11	(i)	(0.57)	(0.46)	(0.10)	—	—	(g)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds (including J.P. Morgan Funds, other open-end investment companies and Exchange Traded Funds).
(f)	Net investment income (loss) is affected by the timing of distributions from Underlying Funds.
(g)	Amount rounds to less than $0.01.
(h)	Commencement of operations.
(i)	Calculated based upon average shares outstanding.
(j)	Commencement of offering of class of shares

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$16.73	16.70%	$14,525	1.35%	1.38%	1.66%	38%
14.43	(3.27)	8,539	1.31	0.55	1.69	88

16.71	16.45	27,804	1.85	0.84	2.16	38
14.41	(8.12)	19,365	1.80	0.02	2.18	88

16.75	16.97	15,968	0.95	1.91	1.26	38
14.44	(2.99)	9,569	0.89	0.80	1.30	88

16.75	16.88	735,444	1.10	1.54	1.41	38
14.44	(3.09)	568,419	1.03	0.93	1.45	88

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	39

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 2 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Access Balanced Fund	Class A, Class C, Institutional Class and Select Class	Diversified
Access Growth Fund	Class A, Class C, Institutional Class and Select Class	Diversified

The Access Balanced Fund and Access Growth Fund commenced operations on September 30, 2009. All share classes, with the exception of Class C Shares, commenced operations on September 30, 2009. Class C Shares commenced operations on January 4, 2010.

Select Class Shares are publicly offered on a limited basis. Effective November 30, 2009, Institutional Class Shares were publicly offered on a limited basis. Effective January 4, 2010, Class A Shares and Class C Shares were publicly offered on a limited basis. Prior to November 30, 2009 and January 4, 2010, Institutional Shares and Class A Shares, respectively, were not publicly offered for investment. Investors are not eligible to purchase shares of the Funds unless they meet certain requirements as described in each Fund’s prospectus.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Institutional Class and Select Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in open-end investment companies, including J.P. Morgan Funds (the “Underlying Funds”), are valued at such investment company’s current day closing net asset value per share. Structured notes are priced generally at the bid received from the issuer of such note. Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Certain investments of the Funds may, depending upon market conditions, trade in relatively thin markets and/or in markets that experience significant volatility. As a result of these conditions, the prices used by the Funds to value securities may differ from the value that would be realized if these securities were sold, and the differences could be material. Futures and options shall generally be valued on the basis of available market quotations. Securities listed on a North American, Central American, South American or Caribbean securities exchange shall generally be valued at the last sale price on the exchange on which the security is principally traded that is reported before the time when the net assets of the Funds are valued. The value of securities listed on The NASDAQ Stock Market LLC shall generally be the NASDAQ Official Closing Price. In accordance with procedures adopted by the Board of Trustees, the Funds apply fair value pricing on equity securities on a daily basis except for North American, Central American, South American and Caribbean equity securities held in their portfolios by utilizing the quotations of an independent pricing service, unless a Fund’s advisor determines that use of another valuation methodology is appropriate. The pricing service uses statistical analyses and quantitative models to adjust local market prices using factors such as subsequent movement and changes in the prices of indices, securities and exchange rates in other markets, in determining fair value as of the time a Fund calculates its net asset values.

See Note 2.B. for further details on structured notes.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material. Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

40	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table represents each valuation input by sector as presented on the Schedule of Portfolio Investments (“SOI”):
Access Balanced Fund

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$16,568,726	$6,362,638	$—	$22,931,364
Consumer Staples	16,846,192	13,437,497	—	30,283,689
Energy	26,525,666	4,514,570	—	31,040,236
Financials	16,849,061	8,964,055	—	25,813,116
Health Care	25,349,749	6,416,212	—	31,765,961
Industrials	24,205,921	9,916,030	—	34,121,951
Information Technology	32,386,933	5,411,133	—	37,798,066
Materials	14,133,504	7,425,611	—	21,559,115
Telecommunication Services	4,028,978	4,285,451	—	8,314,429
Utilities	3,882,503	2,324,385	—	6,206,888

Total Common Stocks	180,777,233	69,057,582	—	249,834,815

Preferred Stocks
Consumer Staples	—	485,470	—	485,470
Energy	129,846	—	—	129,846
Telecommunication Services	—	321,970	—	321,970

Total Preferred Stocks	129,846	807,440	—	937,286

Debt Securities
Convertible Bond
Information Technology	—	119,700	—	119,700
Corporate Bonds
Consumer Discretionary	—	2,300,925	—	2,300,925

Total Corporate Bonds	—	2,300,925	—	2,300,925

Investment Companies	925,354,901	—	—	925,354,901
Structured Notes	—	19,616,960	—	19,616,960

Total Investments in Securities	$1,106,261,980	$91,902,607	$—	$1,198,164,587

Access Growth Fund
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$13,333,877	$4,137,537	$—	$17,471,414
Consumer Staples	12,676,942	8,276,852	—	20,953,794
Energy	19,862,674	3,196,292	—	23,058,966
Financials	13,795,525	6,075,009	—	19,870,534
Health Care	19,471,017	3,840,412	—	23,311,429
Industrials	18,593,038	6,880,741	—	25,473,779
Information Technology	25,036,093	3,506,637	—	28,542,730
Materials	11,539,608	5,237,539	—	16,777,147

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	41

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

Access Growth Fund (continued)
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Telecommunication Services	$3,020,594	$3,347,103	$—	$6,367,697
Utilities	2,800,173	1,854,540	—	4,654,713

Total Common Stocks	140,129,541	46,352,662	—	186,482,203

Preferred Stocks
Consumer Staples	—	392,468	—	392,468
Energy	75,174	—	—	75,174
Telecommunication Services	—	274,836	—	274,836

Total Preferred Stocks	75,174	667,304	—	742,478

Debt Securities
Convertible Bond
Information Technology	—	74,813	—	74,813
Corporate Bonds
Consumer Discretionary	—	1,370,325	—	1,370,325

Total Corporate Bonds	—	1,370,325	—	1,370,325

Investment Companies	600,520,526	—	—	600,520,526
Structured Note	—	7,713,040	—	7,713,040

Total Investments in Securities	$740,725,241	$56,178,144	$—	$796,903,385

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2010.

B. Structured Notes — The Funds invest in structured notes, whose values are linked to the performance of underlying stock market indices, foreign currencies or other financial instruments. Structured notes are unsecured debt obligations of an issuer and may not be publicly listed or traded on an exchange. Structured notes are valued daily, under procedures approved by the Trustees, based upon values provided by the issuer of the note. The value of these notes will rise and fall in response to changes in the underlying instrument, and various other market and economic factors. Changes in the value of structured notes are recorded as unrealized appreciation or depreciation in the Statement of Operations. The Funds record a realized gain or loss when a structured note is sold or matures.

Investments in structured notes entail varying degrees of risk. While some structured notes offer full or partial principal protection, others can subject the Funds to a loss of their full principal investment amount. The Funds may also be exposed to risks associated with structured notes including: counterparty credit risk related to an issuer’s ability to make payment at maturity; a greater degree of market risk than other types of debt securities because the investor bears the risks associated with the underlying financial instruments; liquidity risk related to a lack of a liquid market for these notes, preventing the Funds from trading or selling the notes easily.

Certain notes held by the Funds include automatic call provisions, which allow an issuer the right to redeem the note prior to maturity. The Funds also hold notes that are subject to a stated maximum return, which may limit the payment amount at maturity, regardless of the performance of the underlying financial instrument. Structured notes may also yield a return, positive or negative, at a multiple of the underlying financial instruments. The Funds’ risk of loss associated with these structured notes is limited to the principal investment amount.

42	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

C. Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Advisor”) or their affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. An issuer which is under common control with a Fund may be considered to be an affiliate. For the purposes of the report, the Funds assume the following to be affiliated issuers:

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend/ Interest Income*	Shares at December 31, 2010	Value at December 31, 2010
Access Balanced Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$14,493,575	$21,800,000	$14,883,799	$283,799.00	$—	1,257,798	$24,363,540
JPMorgan Asia Equity Fund, Institutional Class Shares	—	16,700,000	—	—	54,487	451,838	17,169,836
JPMorgan Core Bond Fund, Class R6 Shares	49,730,832	5,200,000	19,900,000	373,735	840,085	3,078,630	35,311,880
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	—	—	—	1,313,079	9,279,909	75,352,862
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	21,883,777	2,500,000	—	—	173,935	1,230,091	30,321,741
JPMorgan Growth Advantage Fund, Select Class Shares	36,185,209	5,900,000	18,400,000	(722,225)	—	3,506,932	30,931,138
JPMorgan High Yield Fund, Class R6 Shares	49,471,844	54,195,680	377,859	377,859	4,406,201	13,626,358	111,054,817
JPMorgan International Currency Income Fund, Select Class Shares	—	45,400,000	—	—	92,871	4,053,715	45,563,761
JPMorgan Mid Cap Value Fund, Institutional Class Shares	33,732,945	—	26,800,000	1,215,335	118,768	418,951	9,832,771
JPMorgan Prime Money Market Fund, Institutional Class Shares	115,915,456	349,271,508	390,886,868	(30)	67,595	74,300,066	74,300,066
JPMorgan Realty Income Fund, Institutional Class Shares	9,257,046	—	—		105,272	1,183,766	11,127,396
JPMorgan Research Market Neutral Fund, Institutional Class Shares	24,379,425	—	24,421,742	(355,773)	—	—	—
JPMorgan Short Duration Bond Fund, Class R6 Shares	17,447,242	18,800,000	17,316,688	170,087	213,551	1,739,476	19,082,048
JPMorgan Small Cap Value Fund, Select Class Shares	4,424,353	—	4,535,327	122,655	—	—	—
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	47,633,590	10,800,000	11,445,922	152,796	875,122	4,074,699	48,203,692
JPMorgan Total Return Fund, Select Class Shares	48,413,170	—	2,160,790	2,160,790	1,017,312	4,541,573	46,959,867
JPMorgan U.S. Equity Fund, Institutional Class Shares	35,542,131	—	39,414,509	1,899,509	67,504	—	—
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	31,498,778	—	—	—	166,352	1,872,698	38,708,665
JPMorgan U.S. Real Estate Fund, Select Class Shares	14,396,671	3,400,000	5,000,000	220,126	158,611	979,662	15,263,134
JPMorgan Value Advantage Fund, Institutional Class Shares	—	11,800,000	—	—	77,542	653,512	11,880,842
JPMorgan Value Opportunities Fund, Institutional Class Shares	15,171,374	—	15,615,835	(691,665)	—	—	—

	$569,577,418			$5,206,998	$9,748,286		$645,428,056

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	43

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain (Loss)	Dividend/ Interest Income*	Shares at December 31, 2010	Value at December 31, 2010
Access Growth Fund
Highbridge Dynamic Commodities Strategy Fund, Select Class Shares	$10,757,066	$6,999,999	$4,246,837	$(20,762)	$—	926,282	$17,942,085
JPMorgan Asia Equity Fund, Institutional Class Shares	7,080,952	10,000,000	—	—	61,555	510,448	19,397,036
JPMorgan Core Bond Fund, Class R6 Shares	20,619,442	—	20,985,511	582,266	223,446	—	—
JPMorgan Core Plus Bond Fund, Class R6 Shares	—	30,200,000	—	—	538,765	3,703,088	30,069,072
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	16,519,908	7,800,000	—	—	170,050	1,202,619	29,644,554
JPMorgan Equity Income Fund, Select Class Shares	22,125,735	—	—	—	330,652	3,010,304	26,851,912
JPMorgan Growth Advantage Fund, Select Class Shares	24,389,252	6,900,000	7,500,000	256,237	—	3,424,203	30,201,470
JPMorgan High Yield Fund, Class R6 Shares	22,087,333	20,800,001	153,409	153,409	1,814,265	5,532,253	45,087,864
JPMorgan International Currency Income Fund, Select Class Shares	—	29,273,843	—	—	59,926	2,615,710	29,400,585
JPMorgan International Value Fund, Institutional Class Shares	11,583,252	—	—	—	506,692	1,072,523	14,393,263
JPMorgan Mid Cap Value Fund, Institutional Class Shares	25,357,557	—	19,600,000	928,061	97,112	342,560	8,039,872
JPMorgan Prime Money Market Fund, Institutional Class Shares	61,840,554	254,922,243	279,370,287	—	36,080	37,392,510	37,392,510
JPMorgan Realty Income Fund, Institutional Class Shares	5,377,903	—	—	—	61,158	687,711	6,464,487
JPMorgan Research Market Neutral Fund, Institutional Class Shares	13,291,887	—	13,283,268	(215,498)	—	—	—
JPMorgan Short Duration Bond Fund, Class R6 Shares	—	18,900,000	14,505,670	60,676	56,813	404,947	4,442,263
JPMorgan Small Cap Value Fund, Select Class Shares	2,563,835	—	2,628,142	71,076	—	—	—
JPMorgan Strategic Income Opportunities Fund, Select Class Shares	14,583,558	14,900,000	7,221,685	67,734	377,975	1,924,053	22,761,541
JPMorgan Total Return Fund, Select Class Shares	7,278,980	—	324,877	324,877	152,954	682,831	7,060,474
JPMorgan U.S. Equity Fund, Institutional Class Shares	24,248,949	—	21,400,001	1,208,291	64,695	646,165	6,629,652
JPMorgan U.S. Large Cap Core Plus Fund, Select Class Shares	18,077,674	—	—	—	95,472	1,074,773	22,215,549
JPMorgan U.S. Real Estate Fund, Select Class Shares	11,093,585	2,200,000	—	—	168,164	996,867	15,531,184
JPMorgan Value Advantage Fund, Institutional Class Shares	—	15,100,000	—	—	205,550	858,928	15,615,306
JPMorgan Value Opportunities Fund, Institutional Class Shares	12,864,545	—	13,549,334	(459,666)	—	—	—

	$331,741,967			$2,956,701	$5,021,324		$389,140,679

44	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

D. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions on the Statements of Operations.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax on such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end.

E. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when a Fund first learns of the dividend.

F. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

G. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. For the tax year ended 2010, the Access Balanced Fund retained $1,853,929 in capital gains and incurred an excise tax of $60,889. An affiliate of JPMorgan Chase & Co. will make a payment to reimburse the Fund for this amount (see Note 3.F.). The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

H. Foreign Taxes — The Funds may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

J. Redemption Fees — Generally, shares of the Funds held for less than 60 days are subject to a redemption fee of 2.00%, based on the redeemed share’s market value. Redemption fees are paid directly to the applicable Fund and are credited to paid in capital.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). Each Fund’s assets are allocated to sub-advisors and the Advisor is responsible for monitoring and coordinating the overall management of the Funds and for such services is paid a fee. The fee is accrued daily and paid monthly at an annual fee rate of 1.00% based on each Fund’s respective average daily net assets.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	45

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

J.P. Morgan Private Investments Inc. (“JPMPI”), a wholly-owned subsidiary of JPMorgan, Capital Guardian Trust Company (“Capital Guardian”), Fiduciary Management, Inc., (“FMI”), Manning and Napier Advisors, Inc., (“Manning & Napier”) Osterweis Capital Management, LLC (“Osterweis”), Tamro Capital Partners LLC (“TAMRO”), TimesSquare Capital Management LLC (“TimesSquare”) and Tradewinds Global Investors, LLC (“Tradewinds”) are sub-advisors for the Funds. Each is responsible for the day-to-day investment decisions of its portion of the Funds. The allocation of the assets of each Fund is determined by the Advisor, subject to review of the Board of Trustees. The Advisor monitors and evaluates JPMPI to help assure that it is managing the Funds in a manner consistent with the Funds’ investment objectives and restrictions and applicable laws and guidelines.

Under the terms of the Sub-advisory Agreement, the Advisor pays JPMPI a monthly sub-advisory fee at the annual rate of 0.95% of the average monthly net assets of each respective Fund, managed by JPMPI.

At December 31, 2010, the allocation of assets by JPMPI for the Funds was as follows:

	Access Balanced Fund	Access Growth Fund
JPMPI	77.6%	74.9%
Capital Guardian	4.1	3.7
FMI	3.9	3.3
Manning & Napier	5.0	7.2
Osterweis	3.4	3.1
TAMRO	0.5	1.1
TimesSquare	1.7	1.8
Tradewinds	3.8	4.9

The Funds and the Advisor have obtained an exemptive order of the Securities and Exchange Commission (“SEC”) granting exemptions from certain provisions of the 1940 Act, pursuant to which the Advisor is permitted, subject to the supervision and approval of the Funds’ Trustees, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisors without such agreements being approved by the shareholders of the Funds. As such, the Funds and Advisor may hire, terminate, or replace non-affiliated sub-advisors without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisors with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisors.

The Advisor waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. In consideration of these services, the Administrator receives a fee computed daily and paid monthly at the annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the six months ended December 31, 2010, the annualized effective rate was 0.09% of each Fund’s average daily net assets.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C
0.25%	0.75%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2010, the Distributor retained the following amounts:

Front-End Sales Charge
Access Balanced Fund	$5
Access Growth Fund	4

46	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	0.25%	0.25%	0.10%	0.25%
Access Growth Fund	0.25	0.25	0.10	0.25

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. The amounts paid directly to JPMCB by the Funds for custody and accounting services are included in Custodian and accounting fees in the Statements of Operations. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian. Such earnings credits are presented separately in the Statements of Operations.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Institutional Class	Select Class
Access Balanced Fund	1.75%	2.25%	1.35%	1.50%
Access Growth Fund	1.75	2.25	1.35	1.50

The contractual expense limitation agreements were in effect for the six months ended December 31, 2010. The contractual expense limitation percentages in the table above are in place until at least October 31, 2011. Waivers associated with these agreements are detailed below as contractual waivers.

The shares of the affiliated Underlying Funds in which the Funds invest a portion of their assets impose a separate investment advisory fee and a shareholder servicing fee. To avoid charging an investment advisory fee and a shareholder servicing fee at an effective rate above 1.00% for investment advisory and 0.25% for shareholder servicing on affiliated investments for Class A, Class C and Select Class Shares and 0.10% for shareholder servicing on affiliated investments for Institutional Class Shares, the Advisor and Distributor will waive investment advisory and shareholder servicing fees with respect to the Funds in an amount equal to the weighted average pro rata amount of affiliated investment advisory fees and affiliated shareholder servicing fees charged by the Underlying Funds. These waivers are included in the voluntary waivers amounts below.

For the six months ended December 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Voluntary Waivers
	Investment Advisory	Shareholder Servicing	Total
Access Balanced Fund	$1,309,105	$240,163	$1,549,268
Access Growth Fund	915,171	188,261	1,103,432

For the six months ended December 31, 2010, the Administrator voluntarily waived fees in the amount of $60,889. The Administrator does not expect to repay such fees in future years.

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

Under the terms of a Service Agreement, JPMIM and its affiliates perform various non-advisory services on behalf of JPMPI in support of JPMPI’s management of the Funds. JPMPI pays JPMIM a fee for these services.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	47

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

During the six months ended December 31, 2010, the Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2010, the Access Balanced Fund and Access Growth Fund incurred $230 and $165, respectively, in brokerage commissions with broker/dealers affiliated with the Advisor.

The SEC has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

An affiliate of JPMCB made a payment to the Access Balanced Fund in the amount of $538 relating to an operational error.

4. Investment Transactions

During the six months ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows (amounts in thousands):

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
Access Balanced Fund	$571,356	$422,847
Access Growth Fund	388,008	238,776

During the six months ended December 31, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010 were as follows:

		Gross	Gross	Net Unrealized
	Aggregate Cost	Unrealized Appreciation	Unrealized Depreciation	Appreciation (Depreciation)
Access Balanced Fund	$1,116,814,576	$85,949,180	$4,599,169	$81,350,011
Access Growth Fund	728,607,520	70,898,141	2,602,276	68,295,865

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2010, or at any time during the period then ended. Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging market securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

48	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, foreign forward currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements as appropriate.

Exchange Traded Funds may use derivative instruments in connection with their individual investment strategies including futures contracts, foreign forward currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

Fund	% of Net Assets
JPMorgan Equity Income Fund	11%
JPMorgan Total Return Fund	15

One or more affiliates of the Funds’ investment advisor have investment discretion with respect to their client’s holdings in the Funds, which collectively represent a significant portion of the Funds’ assets. Investment activities on behalf of these shareholders could impact the Funds. The Advisor held all of the Class A Shares as of the reporting date.

DECEMBER 31, 2010	JPMORGAN ACCESS FUNDS	49

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including investment advisory, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010 and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
Access Balanced Fund
Class A
Actual	$1,000.00	$1,130.50	$7.36	1.37%
Hypothetical	1,000.00	1,018.30	6.97	1.37
Class C
Actual	1,000.00	1,127.30	10.03	1.87
Hypothetical	1,000.00	1,015.78	9.50	1.87
Institutional Class
Actual	1,000.00	1,133.20	5.22	0.97
Hypothetical	1,000.00	1,020.32	4.94	0.97
Select Class
Actual	1,000.00	1,131.70	6.02	1.12
Hypothetical	1,000.00	1,019.56	5.70	1.12

Access Growth Fund
Class A
Actual	1,000.00	1,167.00	7.37	1.35
Hypothetical	1,000.00	1,018.40	6.87	1.35
Class B
Actual	1,000.00	1,164.50	10.09	1.85
Hypothetical	1,000.00	1,015.88	9.40	1.85
Institutional Class
Actual	1,000.00	1,169.70	5.20	0.95
Hypothetical	1,000.00	1,020.42	4.84	0.95
Select Class
Actual	1,000.00	1,168.80	6.01	1.10
Hypothetical	1,000.00	1,019.66	5.60	1.10

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

50	JPMORGAN ACCESS FUNDS	DECEMBER 31, 2010

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. December 2010.	SAN-ACCESS-1210

Semi-Annual Report

JPMorgan SmartRetirement Funds

December 31, 2010 (Unaudited)

JPMorgan SmartRetirement Income Fund®

JPMorgan SmartRetirement 2010 FundSM

JPMorgan SmartRetirement 2015 FundSM

JPMorgan SmartRetirement 2020 FundSM

JPMorgan SmartRetirement 2025 FundSM

JPMorgan SmartRetirement 2030 FundSM

JPMorgan SmartRetirement 2035 FundSM

JPMorgan SmartRetirement 2040 FundSM

JPMorgan SmartRetirement 2045 FundSM

JPMorgan SmartRetirement 2050 FundSM

Investments in a Fund are not bank deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on conditions through the end of the reporting period and are subject to change without notice based on market and other conditions. These views are not intended to predict the future performance of a Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of any Fund.

Prospective investors should refer to the Funds’ prospectus for a discussion of the Funds’ investment objectives, strategies and risks. Call J.P. Morgan Funds Service Center at (800) 480-4111 for a prospectus containing more complete information about a Fund including management fees and other expenses. Please read it carefully before investing.

CEO’S LETTER

JANUARY 20, 2011 (Unaudited)

Dear Shareholder:

It’s only natural for investors to try to ring in the new year with some degree of optimism. Last year, for example, as we slowly emerged from the global financial crisis, we welcomed some encouraging signs that a modest economic recovery was beginning. Today, although the economy can hardly be described as robust, we continue to see signs of improvement.

“Today, although the economy can hardly be described as robust, we continue to see signs of improvement.”

Despite volatility, equities turn in double-digit performance

Last summer, investors’ optimism in the markets was tempered by a wave of both discouraging U.S. economic data and sovereign debt issues in Europe, which led to a market correction in the middle of 2010. After experiencing a period of volatility towards the end of the summer, however, the markets finished the year strongly and posted a second year of double digit returns. Investors were encouraged by improved economic expectations and job growth, as well as the combination of the Federal Reserve’s (the “Fed”) launch of quantitative easing (QE2) and Congress’ extension of the Bush-era tax cuts. As of the six-month reporting period ended December 31, 2010, the S&P 500 had reached a level of 1,258, an increase of 23.3% from six months prior.

Small caps and growth stocks outpace other style categories

Small cap stocks led the style categories over the past six months (the Russell 2000 Index returned 29.4%, compared to 28.1% and 24.0% as measured by the Russell Mid Cap Index and Russell 1000 Index, respectively). Overall, growth stocks fared better than value in the small cap, mid cap and large cap space. The Russell 1000 Growth Index returned 26.4% for the six-month reporting period, compared to 21.7% for the Russell 1000 Value Index. With regard to mid cap stocks, the Russell Midcap Growth Index returned 30.7%, while the Russell Midcap Value Index returned 25.9%. In the small cap segment, the Russell 2000 Growth Index outpaced the Russell 2000 Value Index, with a return of 32.1%, compared to 26.6%, as of the end of the six-month reporting period.

Treasuries move higher, pushing yields to historic lows

As investors continued to move into the relative safety of fixed income, yields trended lower, often to historical levels, for most of 2010. Yet, as the year drew to a close, investors began to seek out riskier assets, prompting yields to increase sharply. As of the end of the six-month period ended December 31, 2010, the yields on the benchmark 10-year U.S. Treasury bond rose, from 3.0% to 3.3%. Yields on the 30-year U.S Treasury bond rose from 3.9% to 4.3% as of the end of the period, and the two-year U.S. Treasury note remained flat at 0.6%.

In this environment, the Barclays Capital U.S. Aggregate Bond Index returned 1.2%, while the Barclays Capital High Yield Index returned 10.2%, and the Barclays Capital Emerging Markets Index returned 6.8% for the six-month period ended December 31, 2010.

The pace of recovery

Despite last year’s stock market gains, the economy continues to send mixed signals about the recovery. On the one hand, we are encouraged that gross domestic product (GDP) continues to grow and that corporate earnings continue to exceed estimates. On the other hand, we are discouraged by the fact the economy continues to be restrained by state and local government cutbacks, sluggish job growth, and a hibernating home building industry. Against this backdrop, it makes sense for investors to maintain a balanced approach, as while some aspects of the economy appear to be improving, other aspects continue to struggle, and as of this writing, remain quite unpredictable.

On behalf of everyone at J.P. Morgan Asset Management, thank you for your continued confidence. We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO-Investment Management Americas

J.P. Morgan Asset Management

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	1

JPMorgan SmartRetirement Funds

FUND FACTS

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

Fund	Fund Return*	Primary Benchmark Return	Primary Benchmark	Fund Net Assets as of 12/31/2010 (in thousands)
JPMorgan SmartRetirement Income Fund	10.74%	8.59%	S&P Target Date Retirement Income Index	$255,716

JPMorgan SmartRetirement 2010 Fund	11.48%	11.56%	S&P Target Date 2010 Index	$242,454

JPMorgan SmartRetirement 2015 Fund	15.18%	14.24%	S&P Target Date 2015 Index	$377,599

JPMorgan SmartRetirement 2020 Fund	17.57%	16.59%	S&P Target Date 2020 Index	$767,830

JPMorgan SmartRetirement 2025 Fund	19.88%	18.59%	S&P Target Date 2025 Index	$239,469

JPMorgan SmartRetirement 2030 Fund	21.86%	20.23%	S&P Target Date 2030 Index	$666,067

JPMorgan SmartRetirement 2035 Fund	23.15%	21.50%	S&P Target Date 2035 Index	$152,578

JPMorgan SmartRetirement 2040 Fund	23.29%	22.38%	S&P Target Date 2040 Index	$462,237

JPMorgan SmartRetirement 2045 Fund	23.09%	22.87%	S&P Target Date 2045 Index**	$58,375

JPMorgan SmartRetirement 2050 Fund	23.51%	22.87%	S&P Target Date 2045 Index**	$61,645

*	Returns for the JPMorgan SmartRetirement 2025 Fund and the JPMorgan SmartRetirement 2035 Fund are based on Select Class Shares. The remaining JPMorgan SmartRetirement Fund Returns are based on Institutional Class Shares.
**	Formerly known as S&P Target Date 2045+ Index

2	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

Portfolio Composition by Asset Class*

JPMorgan SmartRetirement Income Fund
Fixed Income	56.9%
U.S. Equity	19.6
International Equity	11.5
Money Market	9.0
Alternative Assets.	2.0
U.S. Treasury Obligations.	1.0

JPMorgan SmartRetirement 2010 Fund
Fixed Income	56.9%
U.S. Equity	18.5
International Equity	11.5
Money Market	9.7
Alternative Assets.	2.4
U.S. Treasury Obligations.	1.0

JPMorgan SmartRetirement 2015 Fund
Fixed Income	48.1%
U.S. Equity	27.8
International Equity	16.9
Alternative Assets.	4.0
Money Market	2.2
U.S. Treasury Obligation.	1.0

JPMorgan SmartRetirement 2020 Fund
Fixed Income	38.5%
U.S. Equity	33.6
International Equity	20.6
Alternative Assets.	3.9
Money Market	1.9
U.S. Treasury Obligation.	1.5

JPMorgan SmartRetirement 2025 Fund
U.S. Equity	39.0%
Fixed Income	28.4
International Equity	24.6
Alternative Assets.	4.2
Money Market	1.9
U.S. Treasury Obligations.	1.9

JPMorgan SmartRetirement 2030 Fund
U.S. Equity	43.3%
International Equity	27.2
Fixed Income	21.2
Alternative Assets.	4.3
Money Market	2.0
U.S. Treasury Obligations.	2.0

JPMorgan SmartRetirement 2035 Fund
U.S. Equity	49.3%
International Equity	29.3
Fixed Income	13.1
Alternative Assets.	4.6
U.S. Treasury Obligations.	1.9
Money Market	1.8

JPMorgan SmartRetirement 2040 Fund
U.S. Equity	48.6%
International Equity	29.0
Fixed Income	13.5
Alternative Assets.	4.7
Money Market	2.2
U.S. Treasury Obligation.	2.0

JPMorgan SmartRetirement 2045 Fund
U.S. Equity	49.2%
International Equity	29.3
Fixed Income	13.1
Alternative Assets.	4.4
Money Market	2.1
U.S. Treasury Obligations.	1.9

JPMorgan SmartRetirement 2050 Fund
U.S. Equity	48.7%
International Equity	28.9
Fixed Income	13.3
Alternative Assets.	4.6
Money Market	2.4
U.S. Treasury Obligations.	2.1

*	The percentages indicated are based upon total investments as of December 31, 2010. Each Fund’s composition is subject to change.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	3

JPMorgan SmartRetirement Funds

FUNDS COMMENTARY

Six Months Ended December 31, 2010 (Unaudited)

INVESTMENT OBJECTIVES*

The JPMorgan SmartRetirement Income Fund® seeks current income and some capital appreciation. The JPMorgan SmartRetirement 2010 Fund and the JPMorgan SmartRetirement 2015 Fund both seek total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement dates. The remaining JPMorgan SmartRetirement Funds each seek high total return with a shift to current income and some capital appreciation over time as the Fund approaches and passes the target retirement dates.

HOW DID THE MARKET PERFORM?

Stocks in most of the world’s capital markets rallied during the six months ended December 31, 2010 and strongly outperformed bonds. U.S. stocks, as measured by the S&P 500 Index, returned 23.27% for the six months ended December 31, 2010 versus a 1.15% return for the Barclays Capital U.S. Aggregate Index, a broad-based index of U.S. fixed income securities. International equities, as measured by the MSCI EAFE Index, were also strong, returning 24.18% for the six months ended December 31, 2010.

In the United States, investor sentiment was supported by strong corporate earnings, better-than-expected economic data, returning merger and acquisition activity and accommodative policies from the U.S. Federal Reserve. Investors were also encouraged by the U.S. government’s two-year extension of the Bush era tax cuts, emergency unemployment benefits and a payroll tax cut.

Among U.S. stocks, small- and mid-cap stocks outperformed large-cap stocks, while growth stocks outperformed value stocks across all asset classes during the reporting period. In developed markets outside of the U.S., strong corporate earnings and positive economic data overshadowed investor concerns about Europe’s debt crisis and the impact that austerity measures would have on growth in the region. Emerging market stocks were bolstered by strong gross domestic product (GDP) growth in developing countries.

As investors regained their appetite for risk, the yield curve, which shows the relationship between yields and maturity dates for a set of similar bonds (usually U.S. Treasuries), steepened significantly during the reporting period, with yields rising and U.S. Treasury prices declining across the board (generally, bond prices increase/decline when yields decline/increase). Meanwhile, strong corporate balance sheets and declining default rates supported the high yield bond market (also known as “junk bonds”). However, while high yield bonds were among the best performing fixed income securities, they still underperformed equities.

WHAT WERE THE MAIN DRIVERS OF THE FUNDS’ PERFORMANCE?

With the exception of the JPMorgan SmartRetirement 2010 Fund, each JPMorgan SmartRetirement Fund outperformed its respective S&P Target Date Index (the “Benchmarks”). The JPMorgan SmartRetirement 2010 Fund’s conservative equity weight relative to the S&P Target Date 2010 Index caused its underperformance as equities outperformed fixed income securities during the reporting period.

The remaining JPMorgan SmartRetirement Funds’ benefited from an overweight to equities relative to fixed income securities and their relative outperformance was driven by the Funds’ intermediate-term positioning, most notably their underweight of core fixed income in favor of high yield bonds and emerging market debt. These two asset classes outperformed core fixed income during the reporting period and were not represented in the Benchmarks. The JPMorgan SmartRetirement 2010 Fund also benefited from exposure to these two asset classes. Among equity investments, the SmartRetirement Funds’ performance versus the Benchmarks was helped by a larger relative allocation to international and emerging markets equities versus U.S. equities, as international and emerging markets equities, which are held in a higher proportion within the Benchmarks, outperformed U.S. equities during the reporting period.

The JPMorgan SmartRetirement Funds invested in underlying J.P. Morgan funds to implement the Funds’ portfolio managers’ asset allocation decisions. While the Funds’ allocation to U.S. small cap and emerging markets equities contributed from an asset allocation perspective, the underlying U.S. small cap and emerging markets equity funds held by the JPMorgan SmartRetirement Funds underperformed their respective benchmarks. Other underlying equity funds that underperformed their respective benchmarks included the JPMorgan Value Advantage Fund and JPMorgan U.S. Dynamic Plus Fund. Meanwhile, the underlying international equity funds held by the JPMorgan SmartRetirement Funds outperformed their respective benchmarks, most notably the JPMorgan International Opportunities Fund. The JPMorgan SmartRetirement Funds’ underlying fixed income funds each outperformed their respective benchmarks.

HOW WERE THE FUNDS POSITIONED?

The Funds’ portfolio managers used a rigorous, systematic screening and selection process to choose the underlying funds in their construction of the JPMorgan SmartRetirement portfolios. Relative to the Benchmarks, the JPMorgan SmartRetirement Funds invested across a broader range of asset classes. The Funds’ portfolio managers believed that this diversification would help shield the Funds from market volatility and

4	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

contribute to the Funds’ long-term risk-adjusted returns. In addition, they sought to invest in asset classes that have had historically lower correlations to the broader fixed income and equity markets, investing in underlying funds that hold real estate investment securities and U.S. Treasury Inflation Protected Securities (TIPS). The Funds’ portfolio managers also used futures contracts to help manage cash flows.

From an asset allocation perspective, the Funds’ portfolio managers continued to favor emerging market equities within the international equity space, as they believed that these stocks would benefit from continued economic growth. Within fixed income, the Funds’ portfolio managers maintained the Funds’ underweight to core bonds, preferring high yield bonds instead.

During the reporting period, the JPMorgan Inflation Managed Bond Fund and the JPMorgan Emerging Economies Fund were added to the underlying fund mix of each JPMorgan SmartRetirement Fund, while the JPMorgan U.S. Dynamic Plus Fund was removed.

*	The advisor seeks to achieve the Funds’ objective. There can be no guarantee it will be achieved.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	5

JPMorgan SmartRetirement Income Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		10.64%	11.14%	3.66%	4.82%
With Sales Charge**		5.67	6.12	2.08	3.78
CLASS C SHARES	5/15/06
Without CDSC		10.18	10.33	3.07	4.24
With CDSC***		9.18	9.33	3.07	4.24
CLASS R2 SHARES	11/3/08	10.50	10.83	3.47	4.70
INSTITUTIONAL CLASS SHARES	5/15/06	10.74	11.35	3.99	5.19
SELECT CLASS SHARES	5/15/06	10.67	11.22	3.84	5.02

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement Income Fund, the S&P Target Date Retirement Income Index, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Index and the Lipper Mixed-Asset Target Allocation Conservative Funds Index from May 15, 2006 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target Allocation Conservative Funds Index includes expenses associated with a mutual fund, such as investment management fees.

These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Fund’s primary benchmark changed from the Barclays Capital U.S. Aggregate Index to the S&P Target Date Retirement Income Index to better reflect the Fund’s investment strategy. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar

-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities

6	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

(MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Mixed-Asset Target Allocation Conservative Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	7

JPMorgan SmartRetirement 2010 Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION

CLASS A SHARES	5/15/06
Without Sales Charge		11.37%	11.58%	2.55%	4.36%
With Sales Charge**		6.34	6.59	1.00	3.32
CLASS C SHARES	5/15/06
Without CDSC		10.95	10.83	1.96	3.79
With CDSC***		9.95	9.83	1.96	3.79
CLASS R2 SHARES	11/3/08	11.19	11.28	2.38	4.25
INSTITUTIONAL CLASS SHARES	5/15/06	11.48	11.81	2.89	4.73
SELECT CLASS SHARES	5/15/06	11.43	11.68	2.72	4.57

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2010 Fund, the S&P Target Date 2010 Index, the Barclays Capital U.S. Aggregate Index, the Russell 3000 Index and the Lipper Mixed-Asset Target 2010 Funds Index from May 15, 2006 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2010 Funds

Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Fund’s primary benchmark changed from the Barclays Capital U.S. Aggregate Index to the S&P Target Date 2010 Index to better reflect the Fund’s investment strategy. The Barclays Capital U.S. Aggregate Index is

8	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Lipper Mixed-Asset Target 2010 Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	9

JPMorgan SmartRetirement 2015 Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		15.08%	13.56%	2.10%	4.34%
With Sales Charge**		9.87	8.46	0.55	3.30
CLASS C SHARES	5/15/06
Without CDSC		14.58	12.80	1.52	3.76
With CDSC***		13.58	11.80	1.52	3.76
CLASS R2 SHARES	11/3/08	14.93	13.34	1.93	4.22
INSTITUTIONAL CLASS SHARES	5/15/06	15.18	13.86	2.43	4.71
SELECT CLASS SHARES	5/15/06	15.11	13.71	2.29	4.55

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2015 Fund, the S&P Target Date 2015 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2015 Funds Index from May 15, 2006 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2015 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Bond is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities,

10	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Mixed-Asset Target 2015 Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	11

JPMorgan SmartRetirement 2020 Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		17.49%	14.73%	1.61%	4.23%
With Sales Charge**		12.22	9.59	0.06	3.20
CLASS C SHARES	5/15/06
Without CDSC		17.02	13.92	1.04	3.67
With CDSC***		16.02	12.92	1.04	3.67
CLASS R2 SHARES	11/3/08	17.32	14.44	1.44	4.12
INSTITUTIONAL CLASS SHARES	5/15/06	17.57	15.02	1.96	4.61
SELECT CLASS SHARES	5/15/06	17.51	14.80	1.79	4.46

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2020 Fund, the S&P Target Date 2020 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2020 Funds Index from May 15, 2006 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2020 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial

12	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

mortgage-backed securities (CMBS). The Lipper Mixed-Asset Target 2020 Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	13

JPMorgan SmartRetirement 2025 Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		19.87%	15.43%	1.20%	1.77%
With Sales Charge**		14.50	10.23	(0.34)	0.40
CLASS C SHARES	7/31/07
Without CDSC		19.42	14.70	0.62	1.20
With CDSC***		18.42	13.70	0.62	1.20
CLASS R2 SHARES	11/3/08	19.68	15.15	0.99	1.59
INSTITUTIONAL CLASS SHARES	7/31/07	20.05	15.73	1.53	2.11
SELECT CLASS SHARES	7/31/07	19.88	15.49	1.37	1.95

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2025 Fund, the S&P Target Date 2025 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2025 Funds Average from July 31, 2007 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2025 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index

Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM)

14	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Mixed-Asset Target 2025 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	15

JPMorgan SmartRetirement 2030 Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		21.71%	16.25%	0.58%	3.94%
With Sales Charge**		16.20	11.00	(0.94)	2.91
CLASS C SHARES	5/15/06
Without CDSC		21.39	15.59	0.02	3.39
With CDSC***		20.39	14.59	0.02	3.39
CLASS R2 SHARES	11/3/08	21.62	15.97	0.42	3.83
INSTITUTIONAL CLASS SHARES	5/15/06	21.86	16.53	0.91	4.32
SELECT CLASS SHARES	5/15/06	21.82	16.41	0.77	4.17

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2030 Fund, the S&P Target Date 2030 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2030 Funds Index from May 15, 2006 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2030 Funds Index includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which

16	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Mixed-Asset Target 2030 Funds Index represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	17

JPMorgan SmartRetirement 2035 Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		23.10%	16.42%	0.50%	1.09%
With Sales Charge**		17.56	11.14	(1.03)	(0.26)
CLASS C SHARES	7/31/07
Without CDSC		22.64	15.70	(0.06)	0.54
With CDSC***		21.64	14.70	(0.06)	0.54
CLASS R2 SHARES	11/3/08	22.99	16.14	0.33	0.95
INSTITUTIONAL CLASS SHARES	7/31/07	23.24	16.69	0.85	1.46
SELECT CLASS SHARES	7/31/07	23.15	16.53	0.71	1.32

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $1,000,000 invested in Select Class Shares of the JPMorgan SmartRetirement 2035 Fund, the S&P Target Date 2035 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2035 Funds Average from July 31, 2007 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and doesn’t include a sales charge. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2035 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index

Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate

18	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS),

and commercial mortgage-backed securities (CMBS). The Lipper Mixed-Asset Target 2035 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Select Class Shares have a $1,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	19

JPMorgan SmartRetirement 2040 Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	5/15/06
Without Sales Charge		23.14%	16.58%	0.44%	3.89%
With Sales Charge**		17.57	11.36	(1.08)	2.85
CLASS C SHARES	5/15/06
Without CDSC		22.76	15.87	(0.13)	3.32
With CDSC***		21.76	14.87	(0.13)	3.32
CLASS R2 SHARES	11/3/08	23.07	16.30	0.27	3.77
INSTITUTIONAL CLASS SHARES	5/15/06	23.29	16.86	0.77	4.25
SELECT CLASS SHARES	5/15/06	23.26	16.75	0.60	4.10

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (5/15/06 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on May 15, 2006.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2040 Fund, the S&P Target Date 2040 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2040 Funds Average from May 15, 2006 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the indices reflects an initial investment at the end of the month following the Fund’s inception. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmarks. The performance of the Lipper Mixed-Asset Target 2040 Funds

Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures

20	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Mixed-Asset Target 2040 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	21

JPMorgan SmartRetirement 2045 Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		23.02%	16.26%	1.01%	1.45%
With Sales Charge**		17.45	11.05	(0.54)	0.09
CLASS C SHARES	7/31/07
Without CDSC		22.59	15.63	0.44	0.90
With CDSC***		21.59	14.63	0.44	0.90
CLASS R2 SHARES	11/3/08	22.85	16.02	0.83	1.29
INSTITUTIONAL CLASS SHARES	7/31/07	23.09	16.56	1.33	1.78
SELECT CLASS SHARES	7/31/07	23.01	16.40	1.19	1.65

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2045 Fund, the S&P Target Date 2045 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2045 Funds Average from July 31, 2007 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2045 Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index

Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM)

22	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Mixed-Asset Target 2045 Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	23

JPMorgan SmartRetirement 2050 Fund

FUNDS COMMENTARY

SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF DECEMBER 31, 2010

	INCEPTION DATE OF CLASS	6 MONTH*	1 YEAR	3 YEAR	SINCE INCEPTION
CLASS A SHARES	7/31/07
Without Sales Charge		23.35%	16.73%	1.03%	1.52%
With Sales Charge**		17.79	11.50	(0.50)	0.15
CLASS C SHARES	7/31/07
Without CDSC		23.00	16.05	0.47	0.97
With CDSC***		22.00	15.05	0.47	0.97
CLASS R2 SHARES	11/3/08	23.23	16.50	0.86	1.37
INSTITUTIONAL CLASS SHARES	7/31/07	23.51	17.02	1.38	1.87
SELECT CLASS SHARES	7/31/07	23.35	16.88	1.23	1.72

*	Not annualized.
**	Sales Charge for Class A Shares is 4.50%.
***	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (7/31/07 TO 12/31/10)

Source: Lipper, Inc. The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date month-end performance information please call 1-800-480-4111.

The Fund commenced operations on July 31, 2007.

Returns for the Class R2 Shares prior to their inception date are based on the performance of the Class A Shares. The actual returns of Class R2 Shares would have been lower than shown because Class R2 Shares have higher expenses than Class A Shares.

The graph illustrates comparative performance for $3,000,000 invested in Institutional Class Shares of the JPMorgan SmartRetirement 2050 Fund, the S&P Target Date 2045 Index, the Russell 3000 Index, the Barclays Capital U.S. Aggregate Index and the Lipper Mixed-Asset Target 2050+ Funds Average from July 31, 2007 to December 31, 2010. The performance of the Fund assumes reinvestment of all dividends and capital gains, if any, and does not include a sales charge. The performance of the broad-based securities indices does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gains of the securities included in the benchmark. The performance of the Lipper Mixed-Asset Target 2050+ Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses charged by the Fund. The S&P Target Date Index

Series (each, an “Index”) reflects exposure to various asset classes included in target date funds driven by a survey of such funds for each particular target date. These asset class exposures include U.S. large cap, U.S. mid cap, U.S. small cap, international equities, emerging markets, U.S. REITs, core fixed income, short term treasuries, and Treasury Inflation Protected Securities and are represented by exchange traded funds (ETFs) in the index calculation. The original inception date for the Indexes was September 25, 2008 (the “Original Inception Date”). Recently, Standard & Poor’s (S&P) began providing return information for periods prior to the Original Inception Date. Effective March 1, 2010, S&P modified the method used to calculate Index levels and returns for each Index. Prior to March 1, 2010, each Index was reconstituted once per year on the last trading day of May, with effect on the first trading day of June. Reconstitution is the process whereby asset class weights are established for the upcoming year. Effective March 1, 2010, each Index is reconstituted on the same schedule. However, the Indexes are now rebalanced on a monthly basis. Rebalancing is the process whereby the asset class weights that were determined at the previous reconstitution are reestablished. This process takes place after the close of business on the last trading day of each month, with effect on the first trading day of the following month. The Index returns are calculated on a daily basis and will continue to be calculated daily. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. The Barclays Capital U.S. Aggregate Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM)

24	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

passthroughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS). The Lipper Mixed-Asset Target 2050+ Funds Average represents the total returns of the funds in the indicated category as defined by Lipper, Inc. Investors cannot invest directly in an index.

Institutional Class Shares have a $3,000,000 minimum initial investment and carry no sales charge.

Performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	25

JPMorgan SmartRetirement Income Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 97.7% (b)
	Alternative Assets — 1.9%
251,596	JPMorgan International Realty Fund, Class R5 Shares	2,440,485
268,769	JPMorgan Realty Income Fund, Class R5 Shares	2,526,433

	Total Alternative Assets	4,966,918

	Fixed Income — 56.1%
7,438,817	JPMorgan Core Bond Fund, Class R6 Shares	85,323,228
1,695,497	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	13,597,886
2,801,544	JPMorgan High Yield Fund, Class R6 Shares	22,832,583
1,462,762	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (a) (m)	14,978,680
706,184	JPMorgan Real Return Fund, Institutional Class Shares	6,828,800

	Total Fixed Income	143,561,177

	International Equity — 11.4%
160,707	JPMorgan Emerging Economies Fund, Class R5 Shares	2,349,542
321,198	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	7,917,540
527,174	JPMorgan International Equity Fund, Class R6 Shares	7,311,908
580,566	JPMorgan International Opportunities Fund, Class R6 Shares	7,808,608
212,220	JPMorgan Intrepid International Fund, Institutional Class Shares	3,658,667

	Total International Equity	29,046,265

	Money Market — 8.9%
22,838,270	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	22,838,270

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 19.4%
1,308,752	JPMorgan Disciplined Equity Fund, Class R6 Shares	21,044,735
425,932	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	3,769,499
204,348	JPMorgan Intrepid America Fund, Class R5 Shares	4,673,428
96,690	JPMorgan Small Cap Equity Fund, Class R5 Shares	3,554,318
152,936	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	1,804,645
96,163	JPMorgan Small Cap Value Fund, Class R6 Shares	1,828,050
902,296	JPMorgan U.S. Equity Fund, Class R6 Shares	9,257,554
199,403	JPMorgan Value Advantage Fund, Institutional Class Shares	3,625,152

	Total U.S. Equity	49,557,381

	Total Investment Companies (Cost $227,315,221)	249,970,011

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.0%
2,545,000	U.S. Treasury Note, 0.875%, 01/31/11 (k) (m) (Cost $2,546,265)	2,546,434

	Total Investments — 98.7% (Cost $229,861,486)	252,516,445
	Other Assets in Excess of Liabilities — 1.3%	3,199,381

	NET ASSETS — 100.0%	$255,715,826

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

26	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
24	Amsterdam Index	01/21/11	$2,275,772	$21,457
16	Hang Seng Index	01/28/11	2,369,288	50,686
24	TOPIX Index	03/10/11	2,648,602	41,334
32	10 Year Commonwealth Treasury Bond	03/15/11	3,381,030	39,696
8	S&P/Toronto 60 Index	03/17/11	1,234,396	19,978
3	E-mini Russell 2000	03/18/11	234,690	6,203
17	FTSE 100 Index	03/18/11	1,561,922	18,342
15	DAX	03/18/11	3,471,206	(59,991)
73	E-mini S&P 500	03/18/11	4,573,450	91,227
17	Long Gilt	03/29/11	3,167,047	(24,616)
84	5 Year U.S. Treasury Note	03/31/11	9,888,375	(168,202)

	Short Futures Outstanding
(42)	CAC 40 Index	01/21/11	(2,138,067)	48,650
(8)	Euro Bund	03/08/11	(1,339,614)	3,573
(1)	10 Year Japanese Government Bond	03/10/11	(1,731,863)	(5,755)
(10)	SFE SPI 200 Index	03/17/11	(1,209,461)	10,733
(18)	FTSE MIB Index	03/18/11	(2,429,995)	58,252
(154)	Dow Jones Euro STOXX 50 Index	03/18/11	(5,749,778)	115,795
(40)	5 Year U.S. Treasury Note	03/31/11	(4,708,750)	92,092

				$359,454

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	27

JPMorgan SmartRetirement 2010 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.2% (b)
	Alternative Assets — 2.5%
264,754	JPMorgan International Realty Fund, Class R5 Shares	2,568,114
358,420	JPMorgan Realty Income Fund, Class R5 Shares (a)	3,369,144

	Total Alternative Assets	5,937,258

	Fixed Income — 57.0%
7,092,589	JPMorgan Core Bond Fund, Class R6 Shares	81,351,994
1,639,380	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	13,147,825
2,640,003	JPMorgan High Yield Fund, Class R6 Shares	21,516,024
1,492,022	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (a)	15,278,301
719,590	JPMorgan Real Return Fund, Institutional Class Shares	6,958,435

	Total Fixed Income	138,252,579

	International Equity — 11.5%
158,961	JPMorgan Emerging Economies Fund, Class R5 Shares	2,324,004
312,894	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	7,712,843
538,150	JPMorgan International Equity Fund, Class R6 Shares	7,464,142
498,629	JPMorgan International Opportunities Fund, Class R6 Shares	6,706,562
216,522	JPMorgan Intrepid International Fund, Institutional Class Shares	3,732,832

	Total International Equity	27,940,383

	Money Market — 9.7%
23,463,648	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	23,463,648

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 18.5%
1,269,137	JPMorgan Disciplined Equity Fund, Class R6 Shares	20,407,719
420,931	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	3,725,237
201,466	JPMorgan Intrepid America Fund, Class R5 Shares	4,607,526
91,933	JPMorgan Small Cap Equity Fund, Class R5 Shares	3,379,445
77,077	JPMorgan Small Cap Growth Fund, Class R6 Shares (a)	909,505
45,922	JPMorgan Small Cap Value Fund, Class R6 Shares	872,981
720,744	JPMorgan U.S. Equity Fund, Class R6 Shares	7,394,830
199,341	JPMorgan Value Advantage Fund, Institutional Class Shares	3,624,020

	Total U.S. Equity	44,921,263

	Total Investment Companies (Cost $218,145,599)	240,515,131

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.0%
2,520,000	U.S. Treasury Notes, 0.875%, 01/31/11 (k) (m) (Cost $2,521,267)	2,521,406

	Total Investments — 100.2% (Cost $220,666,866)	243,036,537
	Liabilities in Excess of Other Assets — (0.2)%	(582,736)

	NET ASSETS — 100.0%	$242,453,801

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

28	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
24	Amsterdam Index	01/21/11	$2,275,772	$21,444
15	Hang Seng Index	01/28/11	2,221,207	47,510
22	TOPIX Index	03/10/11	2,427,885	37,913
32	10 Year Commonwealth Treasury Bond	03/15/11	3,381,030	39,696
8	S&P/Toronto 60 Index	03/17/11	1,234,396	19,978
24	E-mini Russell 2000	03/18/11	1,877,520	47,977
15	FTSE 100 Index	03/18/11	1,378,167	16,185
15	DAX	03/18/11	3,471,206	(59,992)
70	E-mini S&P 500	03/18/11	4,385,500	111,974
17	Long Gilt	03/29/11	3,167,047	(24,616)
79	5 Year U.S. Treasury Note	03/31/11	9,299,781	(158,190)

	Short Futures Outstanding
(39)	CAC 40 Index	01/21/11	(1,985,348)	45,176
(9)	Euro Bund	03/08/11	(1,507,066)	4,020
(1)	10 Year Japanese Government Bond	03/10/11	(1,731,863)	(5,755)
(9)	SFE SPI 200 Index	03/17/11	(1,088,515)	9,660
(18)	FTSE MIB Index	03/18/11	(2,429,995)	58,252
(130)	Dow Jones Euro STOXX 50 Index	03/18/11	(4,853,709)	94,121
(38)	5 Year U.S. Treasury Note	03/31/11	(4,473,312)	87,487

				$392,840

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	29

JPMorgan SmartRetirement 2015 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 99.4% (b)
	Alternative Assets — 4.0%
543,319	JPMorgan International Realty Fund, Class R5 Shares	5,270,190
1,030,106	JPMorgan Realty Income Fund, Class R5 Shares (a)	9,683,000

	Total Alternative Assets	14,953,190

	Fixed Income — 48.2%
10,879,704	JPMorgan Core Bond Fund, Class R6 Shares	124,790,208
2,316,397	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	18,577,500
3,420,184	JPMorgan High Yield Fund, Class R6 Shares	27,874,500
781,958	JPMorgan Inflation Managed Bond Fund, Class R6 Shares (a) (m)	8,007,248
303,791	JPMorgan Real Return Fund, Institutional Class Shares	2,937,657

	Total Fixed Income	182,187,113

	International Equity — 17.1%
478,629	JPMorgan Emerging Economies Fund, Class R5 Shares	6,997,549
619,546	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	15,271,808
1,193,243	JPMorgan International Equity Fund, Class R6 Shares	16,550,282
1,334,481	JPMorgan International Opportunities Fund, Class R6 Shares	17,948,765
427,095	JPMorgan Intrepid International Fund, Institutional Class Shares	7,363,119

	Total International Equity	64,131,523

	Money Market — 2.2%
8,475,591	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	8,475,591

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 27.9%
2,158,414	JPMorgan Disciplined Equity Fund, Class R6 Shares	34,707,303
1,154,701	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	10,219,103
679,879	JPMorgan Intrepid America Fund, Class R5 Shares	15,548,840
147,514	JPMorgan Small Cap Equity Fund, Class R5 Shares	5,422,631
323,595	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	3,818,421
180,782	JPMorgan Small Cap Value Fund, Class R6 Shares	3,436,659
2,184,720	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	22,415,232
542,487	JPMorgan Value Advantage Fund, Institutional Class Shares	9,862,412

	Total U.S. Equity	105,430,601

	Total Investment Companies (Cost $332,956,422)	375,178,018

PRINCIPAL AMOUNT($)
U.S. Treasury Obligations — 1.0%
3,975,000	U.S. Treasury Notes, 0.875%, 01/31/11 (k) (m) (Cost $3,976,955)	3,977,224

	Total Investments — 100.4% (Cost $336,933,377)	379,155,242
	Liabilities in Excess of Other Assets — (0.4)%	(1,556,039)

	NET ASSETS — 100.0%	$377,599,203

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

30	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
35	Amsterdam Index	01/21/11	$3,318,835	$31,243
23	Hang Seng Index	01/28/11	3,405,851	72,828
33	TOPIX Index	03/10/11	3,641,828	56,918
47	10 Year Commonwealth Treasury Bond	03/15/11	4,965,887	58,303
11	S&P/Toronto 60 Index	03/17/11	1,697,294	27,470
48	E-mini Russell 2000	03/18/11	3,755,040	95,954
31	FTSE 100 Index	03/18/11	2,848,211	30,507
23	DAX	03/18/11	5,322,516	(91,987)
130	E-mini S&P 500	03/18/11	8,144,500	222,989
24	Long Gilt	03/29/11	4,471,125	(35,059)
199	5 Year U.S. Treasury Note	03/31/11	23,426,031	(342,696)

	Short Futures Outstanding
(63)	CAC 40 Index	01/21/11	(3,207,100)	73,041
(12)	Euro Bund	03/08/11	(2,009,421)	5,360
(1)	10 Year Japanese Government Bond	03/10/11	(1,731,864)	(5,755)
(15)	SFE SPI 200 Index	03/17/11	(1,814,191)	16,100
(27)	FTSE MIB Index	03/18/11	(3,644,992)	87,378
(216)	Dow Jones Euro STOXX 50 Index	03/18/11	(8,064,624)	162,955
(88)	5 Year U.S. Treasury Note	03/31/11	(10,359,250)	202,602

				$668,151

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	31

JPMorgan SmartRetirement 2020 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 98.3% (b)
	Alternative Assets — 3.9%
1,045,388	JPMorgan International Realty Fund, Class R5 Shares	10,140,267
2,079,365	JPMorgan Realty Income Fund, Class R5 Shares (a)	19,546,032

	Total Alternative Assets	29,686,299

	Fixed Income — 38.4%
17,347,843	JPMorgan Core Bond Fund, Class R6 Shares	198,979,763
4,702,186	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	37,711,534
7,169,449	JPMorgan High Yield Fund, Class R6 Shares	58,431,010

	Total Fixed Income	295,122,307

	International Equity — 20.5%
1,264,697	JPMorgan Emerging Economies Fund, Class R5 Shares	18,489,874
1,578,099	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	38,900,136
2,965,594	JPMorgan International Equity Fund, Class R6 Shares	41,132,785
3,024,493	JPMorgan International Opportunities Fund, Class R6 Shares (m)	40,679,435
1,072,985	JPMorgan Intrepid International Fund, Institutional Class Shares	18,498,255

	Total International Equity	157,700,485

	Money Market — 1.9%
14,662,500	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	14,662,500

	U.S. Equity — 33.6%
5,019,232	JPMorgan Disciplined Equity Fund, Class R6 Shares	80,709,247

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
3,156,384	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	27,933,999
1,543,311	JPMorgan Intrepid America Fund, Class R5 Shares	35,295,526
357,451	JPMorgan Small Cap Equity Fund, Class R5 Shares	13,139,903
739,241	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	8,723,040
439,919	JPMorgan Small Cap Value Fund, Class R6 Shares	8,362,853
5,448,953	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	55,906,257
1,530,270	JPMorgan Value Advantage Fund, Institutional Class Shares	27,820,312

	Total U.S. Equity	257,891,137

	Total Investment Companies (Cost $662,078,017)	755,062,728

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.5%
11,605,000	U.S. Treasury Notes, 0.875%, 01/31/11 (k) (m) (Cost $11,610,937)	11,611,488

	Total Investments — 99.8% (Cost $673,688,954)	766,674,216
	Other Assets in Excess of Liabilities — 0.2%	1,155,669

	NET ASSETS — 100.0%	$767,829,885

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

32	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
107	Amsterdam Index	01/21/11	$10,146,152	$95,547
69	Hang Seng Index	01/28/11	10,217,554	218,553
106	TOPIX Index	03/10/11	11,697,992	182,821
147	10 Year Commonwealth Treasury Bond	03/15/11	15,531,604	182,353
34	S&P/Toronto 60 Index	03/17/11	5,246,183	84,906
155	E-mini Russell 2000	03/18/11	12,125,650	311,984
64	FTSE 100 Index	03/18/11	5,880,177	69,038
68	DAX	03/18/11	15,736,135	(271,962)
426	E-mini S&P 500	03/18/11	26,688,900	660,433
72	Long Gilt	03/29/11	13,413,374	(104,882)
569	5 Year U.S. Treasury Note	03/31/11	66,981,969	(999,467)

	Short Futures Outstanding
(174)	CAC 40 Index	01/21/11	(8,857,705)	201,686
(40)	Euro Bund	03/08/11	(6,698,070)	17,868
(3)	10 Year Japanese Government Bond	03/10/11	(5,195,590)	(17,265)
(43)	SFE SPI 200 Index	03/17/11	(5,200,682)	46,154
(80)	FTSE MIB Index	03/18/11	(10,799,977)	258,899
(674)	Dow Jones Euro STOXX 50 Index	03/18/11	(25,164,614)	501,018
(321)	5 Year U.S. Treasury Note	03/31/11	(37,787,719)	732,480

				$2,170,164

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	33

JPMorgan SmartRetirement 2025 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 97.5% (b)
	Alternative Assets — 4.2%
342,846	JPMorgan International Realty Fund, Class R5 Shares	3,325,602
716,778	JPMorgan Realty Income Fund, Class R5 Shares (a)	6,737,714

	Total Alternative Assets	10,063,316

	Fixed Income — 28.2%
3,241,663	JPMorgan Core Bond Fund, Class R6 Shares	37,181,880
1,469,492	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	11,785,329
2,274,218	JPMorgan High Yield Fund, Class R6 Shares	18,534,880

	Total Fixed Income	67,502,089

	International Equity — 24.4%
456,619	JPMorgan Emerging Economies Fund, Class R5 Shares	6,675,764
588,043	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	14,495,261
1,032,276	JPMorgan International Equity Fund, Class R6 Shares (m)	14,317,662
1,151,174	JPMorgan International Opportunities Fund, Class R6 Shares (m)	15,483,293
432,293	JPMorgan Intrepid International Fund, Institutional Class Shares	7,452,737

	Total International Equity	58,424,717

	Money Market — 1.9%
4,622,878	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	4,622,878

	U.S. Equity — 38.8%
1,898,253	JPMorgan Disciplined Equity Fund, Class R6 Shares	30,523,915

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
1,155,022	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	10,221,946
550,081	JPMorgan Intrepid America Fund, Class R5 Shares	12,580,344
112,184	JPMorgan Small Cap Equity Fund, Class R5 Shares	4,123,868
271,498	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	3,203,672
149,642	JPMorgan Small Cap Value Fund, Class R6 Shares	2,844,694
1,867,501	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	19,160,562
556,078	JPMorgan Value Advantage Fund, Institutional Class Shares	10,109,495

	Total U.S. Equity	92,768,496

	Total Investment Companies (Cost $203,312,578)	233,381,496

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.9%
4,570,000	U.S. Treasury Notes, 0.875%, 01/31/11 (k) (m) (Cost $4,572,251)	4,572,549

	Total Investments — 99.4% (Cost $207,884,829)	237,954,045
	Other Assets in Excess of Liabilities — 0.6%	1,515,066

	NET ASSETS — 100.0%	$239,469,111

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

34	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
43	Amsterdam Index	01/21/11	$4,077,425	$38,386
28	Hang Seng Index	01/28/11	4,146,254	88,688
42	TOPIX Index	03/10/11	4,635,053	72,430
57	10 Year Commonwealth Treasury Bond	03/15/11	6,022,459	70,708
15	S&P/Toronto 60 Index	03/17/11	2,314,493	35,524
61	E-mini Russell 2000	03/18/11	4,772,030	122,011
28	FTSE 100 Index	03/18/11	2,572,577	29,955
26	DAX	03/18/11	6,016,758	(103,985)
155	E-mini S&P 500	03/18/11	9,710,750	249,859
29	Long Gilt	03/29/11	5,402,609	(42,294)
244	5 Year U.S. Treasury Note	03/31/11	28,723,375	(420,492)

	Short Futures Outstanding
(69)	CAC 40 Index	01/21/11	(3,512,538)	79,989
(15)	Euro Bund	03/08/11	(2,511,776)	6,700
(2)	10 Year Japanese Government Bond	03/10/11	(3,463,727)	(11,510)
(18)	SFE SPI 200 Index	03/17/11	(2,177,030)	19,320
(33)	FTSE MIB Index	03/18/11	(4,454,990)	106,796
(270)	Dow Jones Euro STOXX 50 Index	03/18/11	(10,080,780)	199,295
(126)	5 Year U.S. Treasury Note	03/31/11	(14,832,563)	275,597

				$816,977

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	35

JPMorgan SmartRetirement 2030 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 97.7% (b)
	Alternative Assets — 4.3%
1,048,088	JPMorgan International Realty Fund, Class R5 Shares	10,166,458
1,990,598	JPMorgan Realty Income Fund, Class R5 Shares (a)	18,711,619

	Total Alternative Assets	28,878,077

	Fixed Income — 21.2%
5,432,855	JPMorgan Core Bond Fund, Class R6 Shares	62,314,843
3,713,491	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	29,782,202
5,982,568	JPMorgan High Yield Fund, Class R6 Shares	48,757,933

	Total Fixed Income	140,854,978

	International Equity — 27.1%
1,271,685	JPMorgan Emerging Economies Fund, Class R5 Shares	18,592,028
1,791,549	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	44,161,680
3,243,025	JPMorgan International Equity Fund, Class R6 Shares	44,980,757
3,441,796	JPMorgan International Opportunities Fund, Class R6 Shares (m)	46,292,160
1,548,049	JPMorgan Intrepid International Fund, Institutional Class Shares	26,688,366

	Total International Equity	180,714,991

	Money Market — 2.0%
13,168,411	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	13,168,411

	U.S. Equity — 43.1%
5,265,211	JPMorgan Disciplined Equity Fund, Class R6 Shares	84,664,590

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
3,587,147	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	31,746,254
1,755,459	JPMorgan Intrepid America Fund, Class R5 Shares	40,147,340
360,922	JPMorgan Small Cap Equity Fund, Class R5 Shares	13,267,493
891,829	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	10,523,587
539,367	JPMorgan Small Cap Value Fund, Class R6 Shares	10,253,361
6,275,369	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	64,385,282
1,778,182	JPMorgan Value Advantage Fund, Institutional Class Shares	32,327,348

	Total U.S. Equity	287,315,255

	Total Investment Companies (Cost $557,126,017)	650,931,712

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 2.0%
12,980,000	U.S. Treasury Notes, 0.875%, 01/31/11 (k) (m) (Cost $12,986,593)	12,987,221

	Total Investments — 99.7% (Cost $570,112,610)	663,918,933
	Other Assets in Excess of Liabilities — 0.3%	2,147,832

	NET ASSETS — 100.0%	$666,066,765

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

36	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
125	Amsterdam Index	01/21/11	$11,852,981	$111,706
79	Hang Seng Index	01/28/11	11,698,358	250,287
120	TOPIX Index	03/10/11	13,243,010	206,921
172	10 Year Commonwealth Treasury Bond	03/15/11	18,173,034	213,366
40	S&P/Toronto 60 Index	03/17/11	6,171,980	99,889
159	E-mini Russell 2000	03/18/11	12,438,570	321,080
75	FTSE 100 Index	03/18/11	6,890,832	80,907
79	DAX	03/18/11	18,281,687	(315,955)
502	E-mini S&P 500	03/18/11	31,450,300	741,858
86	Long Gilt	03/29/11	16,021,530	(125,176)
648	5 Year U.S. Treasury Note	03/31/11	76,281,750	(1,164,743)

	Short Futures Outstanding
(201)	CAC 40 Index	01/21/11	(10,232,176)	232,919
(46)	Euro Bund	03/08/11	(7,702,780)	20,548
(4)	10 Year Japanese Government Bond	03/10/11	(6,927,454)	(23,021)
(48)	SFE SPI 200 Index	03/17/11	(5,805,413)	51,521
(93)	FTSE MIB Index	03/18/11	(12,554,973)	300,970
(814)	Dow Jones Euro STOXX 50 Index	03/18/11	(30,391,685)	606,298
(404)	5 Year U.S. Treasury Note	03/31/11	(47,558,375)	893,055

				$2,502,430

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	37

JPMorgan SmartRetirement 2035 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 97.5% (b)
	Alternative Assets — 4.6%
238,328	JPMorgan International Realty Fund, Class R5 Shares	2,311,786
496,363	JPMorgan Realty Income Fund, Class R5 Shares (a)	4,665,815

	Total Alternative Assets	6,977,601

	Fixed Income — 13.1%
311,937	JPMorgan Core Bond Fund, Class R6 Shares	3,577,916
740,519	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	5,938,958
1,276,863	JPMorgan High Yield Fund, Class R6 Shares	10,406,437

	Total Fixed Income	19,923,311

	International Equity — 29.1%
275,997	JPMorgan Emerging Economies Fund, Class R5 Shares	4,035,083
443,476	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	10,931,672
842,978	JPMorgan International Equity Fund, Class R6 Shares	11,692,101
889,927	JPMorgan International Opportunities Fund, Class R6 Shares (m)	11,969,521
339,011	JPMorgan Intrepid International Fund, Institutional Class Shares	5,844,546

	Total International Equity	44,472,923

	Money Market — 1.8%
2,717,898	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	2,717,898

	U.S. Equity — 48.9%
1,480,586	JPMorgan Disciplined Equity Fund, Class R6 Shares	23,807,819

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — Continued
913,802	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	8,087,151
446,794	JPMorgan Intrepid America Fund, Class R5 Shares	10,218,179
91,032	JPMorgan Small Cap Equity Fund, Class R5 Shares	3,346,343
243,986	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	2,879,033
117,927	JPMorgan Small Cap Value Fund, Class R6 Shares	2,241,783
1,573,994	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	16,149,174
435,204	JPMorgan Value Advantage Fund, Institutional Class Shares	7,912,009

	Total U.S. Equity	74,641,491

	Total Investment Companies (Cost $126,177,644)	148,733,224

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.9%
2,860,000	U.S. Treasury Notes, 0.875%, 01/31/11 (k) (Cost $2,861,417)	2,861,595

	Total Investments — 99.4% (Cost $129,039,061)	151,594,819
	Other Assets in Excess of Liabilities — 0.6%	983,051

	NET ASSETS — 100.0%	$152,577,870

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

38	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
27	Amsterdam Index	01/21/11	$2,560,244	$24,126
18	Hang Seng Index	01/28/11	2,665,449	57,012
26	TOPIX Index	03/10/11	2,869,319	44,826
37	10 Year Commonwealth Treasury Bond	03/15/11	3,909,315	45,898
10	S&P/Toronto 60 Index	03/17/11	1,542,995	23,039
36	E-mini Russell 2000	03/18/11	2,816,280	66,061
19	FTSE 100 Index	03/18/11	1,745,678	19,399
17	DAX	03/18/11	3,934,034	(67,990)
100	E-mini S&P 500	03/18/11	6,265,000	158,140
18	Long Gilt	03/29/11	3,353,343	(26,119)
155	5 Year U.S. Treasury Note	03/31/11	18,246,406	(270,099)

	Short Futures Outstanding
(44)	CAC 40 Index	01/21/11	(2,239,879)	50,972
(10)	Euro Bund	03/08/11	(1,674,518)	4,467
(1)	10 Year Japanese Government Bond	03/10/11	(1,731,863)	(5,755)
(11)	SFE SPI 200 Index	03/17/11	(1,330,407)	11,807
(21)	FTSE MIB Index	03/18/11	(2,834,994)	67,961
(183)	Dow Jones Euro STOXX 50 Index	03/18/11	(6,832,529)	133,192
(79)	5 Year U.S. Treasury Note	03/31/11	(9,299,781)	170,912

				$507,849

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	39

JPMorgan SmartRetirement 2040 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 97.7% (b)
	Alternative Assets — 4.7%
825,169	JPMorgan International Realty Fund, Class R5 Shares	8,004,141
1,454,323	JPMorgan Realty Income Fund, Class R5 Shares (a)	13,670,632

	Total Alternative Assets	21,674,773

	Fixed Income — 13.4%
1,051,419	JPMorgan Core Bond Fund, Class R6 Shares	12,059,772
2,216,860	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	17,779,214
3,960,674	JPMorgan High Yield Fund, Class R6 Shares	32,279,497

	Total Fixed Income	62,118,483

	International Equity — 29.0%
880,397	JPMorgan Emerging Economies Fund, Class R5 Shares	12,871,404
1,323,331	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	32,620,107
2,503,238	JPMorgan International Equity Fund, Class R6 Shares	34,719,916
2,652,575	JPMorgan International Opportunities Fund, Class R6 Shares (m)	35,677,132
1,042,317	JPMorgan Intrepid International Fund, Institutional Class Shares	17,969,546

	Total International Equity	133,858,105

	Money Market — 2.2%
10,081,830	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	10,081,830

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 48.4%
4,208,134	JPMorgan Disciplined Equity Fund, Class R6 Shares	67,666,802
2,760,936	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	24,434,284
1,369,462	JPMorgan Intrepid America Fund, Class R5 Shares	31,319,589
281,796	JPMorgan Small Cap Equity Fund, Class R5 Shares	10,358,806
707,027	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	8,342,918
422,322	JPMorgan Small Cap Value Fund, Class R6 Shares	8,028,334
4,879,523	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	50,063,908
1,304,588	JPMorgan Value Advantage Fund, Institutional Class Shares	23,717,403

	Total U.S. Equity	223,932,044

	Total Investment Companies (Cost $383,278,966)	451,665,235

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 2.0%
9,130,000	U.S. Treasury Notes, 0.875%, 01/31/11 (k) (m) (Cost $9,134,616)	9,135,076

	Total Investments — 99.7% (Cost $392,413,582)	460,800,311
	Other Assets in Excess of Liabilities — 0.3%	1,436,872

	NET ASSETS — 100.0%	$462,237,183

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

40	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
87	Amsterdam Index	01/21/11	$8,249,675	$77,689
56	Hang Seng Index	01/28/11	8,292,507	177,350
82	TOPIX Index	03/10/11	9,049,390	141,415
119	10 Year Commonwealth Treasury Bond	03/15/11	12,573,204	147,619
27	S&P/Toronto 60 Index	03/17/11	4,166,087	67,424
90	E-mini Russell 2000	03/18/11	7,040,700	183,902
59	FTSE 100 Index	03/18/11	5,420,788	59,975
56	DAX	03/18/11	12,959,170	(223,969)
336	E-mini S&P 500	03/18/11	21,050,400	517,416
59	Long Gilt	03/29/11	10,991,515	(86,091)
463	5 Year U.S. Treasury Note	03/31/11	54,503,781	(810,236)

	Short Futures Outstanding
(140)	CAC 40 Index	01/21/11	(7,126,889)	162,234
(33)	Euro Bund	03/08/11	(5,525,908)	14,741
(3)	10 Year Japanese Government Bond	03/10/11	(5,195,590)	(17,266)
(36)	SFE SPI 200 Index	03/17/11	(4,354,060)	38,641
(65)	FTSE MIB Index	03/18/11	(8,774,981)	210,355
(546)	Dow Jones Euro STOXX 50 Index	03/18/11	(20,385,577)	394,968
(268)	5 Year U.S. Treasury Note	03/31/11	(31,548,625)	597,561

				$1,653,728

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	41

JPMorgan SmartRetirement 2045 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 97.4% (b)
	Alternative Assets — 4.4%
83,949	JPMorgan International Realty Fund, Class R5 Shares	814,304
187,076	JPMorgan Realty Income Fund, Class R5 Shares (a)	1,758,516

	Total Alternative Assets	2,572,820

	Fixed Income — 13.1%
123,335	JPMorgan Core Bond Fund, Class R6 Shares	1,414,650
275,170	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	2,206,865
490,131	JPMorgan High Yield Fund, Class R6 Shares	3,994,571

	Total Fixed Income	7,616,086

	International Equity — 29.1%
106,556	JPMorgan Emerging Economies Fund, Class R5 Shares	1,557,849
167,352	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	4,125,226
316,534	JPMorgan International Equity Fund, Class R6 Shares	4,390,331
338,945	JPMorgan International Opportunities Fund, Class R6 Shares (m)	4,558,817
136,291	JPMorgan Intrepid International Fund, Institutional Class Shares	2,349,663

	Total International Equity	16,981,886

	Money Market — 2.0%
1,189,939	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	1,189,939

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 48.8%
592,658	JPMorgan Disciplined Equity Fund, Class R6 Shares	9,529,940
343,467	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	3,039,684
159,788	JPMorgan Intrepid America Fund, Class R5 Shares	3,654,345
34,595	JPMorgan Small Cap Equity Fund, Class R5 Shares	1,271,730
81,295	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	959,279
47,758	JPMorgan Small Cap Value Fund, Class R6 Shares (a)	907,876
601,579	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	6,172,205
162,684	JPMorgan Value Advantage Fund, Institutional Class Shares	2,957,599

	Total U.S. Equity	28,492,658

	Total Investment Companies (Cost $48,320,331)	56,853,389

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 1.9%
1,125,000	U.S. Treasury Notes, 0.875%, 01/31/11 (k) (m) (Cost $1,125,562)	1,125,625

	Total Investments — 99.3% (Cost $49,445,893)	57,979,014
	Other Assets in Excess of Liabilities — 0.7%	396,117

	NET ASSETS — 100.0%	$58,375,131

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

42	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
10	Amsterdam Index	01/21/11	$948,239	$8,936
7	Hang Seng Index	01/28/11	1,036,563	22,174
10	TOPIX Index	03/10/11	1,103,584	17,234
14	10 Year Commonwealth Treasury Bond	03/15/11	1,479,200	17,367
3	S&P/Toronto 60 Index	03/17/11	462,899	7,493
15	E-mini Russell 2000	03/18/11	1,173,450	24,472
7	FTSE 100 Index	03/18/11	643,144	7,392
6	DAX	03/18/11	1,388,483	(23,997)
40	E-mini S&P 500	03/18/11	2,506,000	58,594
7	Long Gilt	03/29/11	1,304,078	(10,147)
58	5 Year U.S. Treasury Note	03/31/11	6,827,688	(98,030)

	Short Futures Outstanding
(16)	CAC 40 Index	01/21/11	(814,502)	18,488
(4)	Euro Bund	03/08/11	(669,807)	1,787
(4)	SFE SPI 200 Index	03/17/11	(483,784)	4,293
(65)	Dow Jones Euro STOXX 50 Index	03/18/11	(2,426,854)	47,431
(8)	FTSE MIB Index	03/18/11	(1,079,998)	25,890
(3)	10 Year Government of Canada Bond	03/22/11	(369,788)	(857)
(32)	5 Year U.S. Treasury Note	03/31/11	(3,767,000)	72,119

				$200,639

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	43

JPMorgan SmartRetirement 2050 Fund

SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

SHARES	SECURITY DESCRIPTION	VALUE($)

Investment Companies — 97.1% (b)
	Alternative Assets — 4.6%
95,316	JPMorgan International Realty Fund, Class R5 Shares	924,562
202,504	JPMorgan Realty Income Fund, Class R5 Shares (a)	1,903,536

	Total Alternative Assets	2,828,098

	Fixed Income — 13.2%
136,037	JPMorgan Core Bond Fund, Class R6 Shares	1,560,340
298,887	JPMorgan Emerging Markets Debt Fund, Class R5 Shares	2,397,074
515,821	JPMorgan High Yield Fund, Class R6 Shares	4,203,939

	Total Fixed Income	8,161,353

	International Equity — 28.7%
113,893	JPMorgan Emerging Economies Fund, Class R5 Shares	1,665,110
175,278	JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	4,320,601
331,535	JPMorgan International Equity Fund, Class R6 Shares	4,598,389
347,588	JPMorgan International Opportunities Fund, Class R6 Shares (m)	4,675,062
139,880	JPMorgan Intrepid International Fund, Institutional Class Shares	2,411,537

	Total International Equity	17,670,699

	Money Market — 2.4%
1,456,202	JPMorgan Prime Money Market Fund, Institutional Class Shares, 0.100% (l) (m)	1,456,202

SHARES	SECURITY DESCRIPTION	VALUE($)

	U.S. Equity — 48.2%
601,247	JPMorgan Disciplined Equity Fund, Class R6 Shares	9,668,050
376,607	JPMorgan Growth Advantage Fund, Class R5 Shares (a)	3,332,969
194,726	JPMorgan Intrepid America Fund, Class R5 Shares	4,453,386
34,486	JPMorgan Small Cap Equity Fund, Class R5 Shares	1,267,711
66,159	JPMorgan Small Cap Growth Fund, Class R6 Shares (a) (m)	780,676
53,375	JPMorgan Small Cap Value Fund, Class R6 Shares	1,014,657
581,063	JPMorgan U.S. Equity Fund, Class R6 Shares (m)	5,961,702
179,940	JPMorgan Value Advantage Fund, Institutional Class Shares	3,271,306

	Total U.S. Equity	29,750,457

	Total Investment Companies (Cost $51,389,876)	59,866,809

PRINCIPAL AMOUNT($)
U.S. Treasury Obligation — 2.1%
1,270,000	U.S. Treasury Notes, 0.875%, 01/31/11 (k) (m) (Cost $1,270,640)	1,270,711

	Total Investments — 99.2% (Cost $52,660,516)	61,137,520
	Other Assets in Excess of Liabilities — 0.8%	507,698

	NET ASSETS — 100.0%	$61,645,218

Percentages indicated are based on net assets.

SEE NOTES TO FINANCIAL STATEMENTS.

44	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

Futures Contracts
NUMBER OF CONTRACTS	DESCRIPTION	EXPIRATION DATE	NOTIONAL VALUE AT 12/31/10	UNREALIZED APPRECIATION (DEPRECIATION)
	Long Futures Outstanding
11	Amsterdam Index	01/21/11	$1,043,062	$9,826
7	Hang Seng Index	01/28/11	1,036,564	22,174
11	TOPIX Index	03/10/11	1,213,943	19,004
15	10 Year Commonwealth Treasury Bond	03/15/11	1,584,858	18,607
4	S&P/Toronto 60 Index	03/17/11	617,198	8,726
19	E-mini Russell 2000	03/18/11	1,486,370	28,563
8	FTSE 100 Index	03/18/11	735,022	8,630
7	DAX	03/18/11	1,619,896	(27,996)
43	E-mini S&P 500	03/18/11	2,693,950	59,490
7	Long Gilt	03/29/11	1,304,078	(10,147)
59	5 Year U.S. Treasury Note	03/31/11	6,945,406	(115,485)

	Short Futures Outstanding
(17)	CAC 40 Index	01/21/11	(865,408)	19,700
(4)	Euro Bund	03/08/11	(669,807)	1,787
(4)	SFE SPI 200 Index	03/17/11	(483,785)	4,293
(73)	Dow Jones Euro STOXX 50 Index	03/18/11	(2,725,544)	54,458
(9)	FTSE MIB Index	03/18/11	(1,214,997)	29,126
(3)	10 Year Government of Canada Bond	03/22/11	(369,788)	(857)
(35)	5 Year U.S. Treasury Note	03/31/11	(4,120,156)	78,822

				$208,721

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	45

JPMorgan SmartRetirement Funds

NOTES TO SCHEDULES OF PORTFOLIO INVESTMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

(a)	— Non-income producing security.
(b)

—  Investment in affiliate. Fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc. or Security Capital Research & Management, Incorporated.

(k)	— All or a portion of this security is deposited with the broker as collateral for futures or with brokers as initial margin for futures contracts.
(l)	— The rate shown is the current yield as of December 31, 2010.

(m)

—  All or a portion of this security is reserved and/or pledged with the custodian for current or potential holdings of futures, swaps, options, TBAs, when-issued securities, delayed delivery securities, reverse repurchase agreements, and forward foreign currency contracts.

The financial statements of the underlying affiliated funds in which the Funds invest should be read in conjunction with the Funds’ financial statements.

SEE NOTES TO FINANCIAL STATEMENTS.

46	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

THIS PAGE IS INTENTIONALLY LEFT BLANK

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	47

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited)

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
ASSETS:
Investments in non-affiliates, at value	$2,546,434	$2,521,406	$3,977,224
Investments in affiliates, at value	249,970,011	240,515,131	375,178,018

Total investment securities, at value	252,516,445	243,036,537	379,155,242
Receivables:
Investment securities sold	—	—	456,956
Fund shares sold	2,628,368	347,887	681,877
Interest and dividends	621,335	596,718	859,929
Variation margin on futures contracts	656,400	614,284	802,337
Due from Advisor (See Note 3.F.)	1,804	3,764	13,424

Total Assets	256,424,352	244,599,190	381,969,765

LIABILITIES:
Payables:
Dividends	30,735	64,015	75,267
Investment securities purchased	612,237	587,562	3,801,815
Fund shares redeemed	28,809	1,432,088	410,859
Accrued liabilities:
Shareholder servicing fees	4,914	14,796	12,687
Distribution fees	11,296	12,450	21,924
Trustees’ and Chief Compliance Officer’s fees	100	83	206
Other	20,435	34,395	47,804

Total Liabilities	708,526	2,145,389	4,370,562

Net Assets	$255,715,826	$242,453,801	$377,599,203

SEE NOTES TO FINANCIAL STATEMENTS.

48	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
NET ASSETS:
Paid in capital	$247,841,171	$239,464,543	$365,888,677
Accumulated undistributed (distributions in excess of) net investment income	(3,272)	(499)	(832)
Accumulated net realized gains (losses)	(15,149,021)	(19,779,858)	(31,187,951)
Net unrealized appreciation (depreciation)	23,026,948	22,769,615	42,899,309

Total Net Assets	$255,715,826	$242,453,801	$377,599,203

Net Assets:
Class A	$48,179,516	$51,039,228	$89,361,310
Class C	2,422,406	2,827,631	5,423,835
Class R2	499,279	1,285,396	1,939,445
Institutional Class	167,614,840	71,085,101	184,162,222
Select Class	36,999,785	116,216,445	96,712,391

Total	$255,715,826	$242,453,801	$377,599,203

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	3,099,596	3,385,100	5,928,309
Class C	156,178	188,126	361,550
Class R2	32,138	85,313	128,827
Institutional Class	10,759,835	4,707,408	12,196,282
Select Class	2,378,077	7,707,779	6,409,947

Net Asset Value:
Class A — Redemption price per share	$15.54	$15.08	$15.07
Class C — Offering price per share (a)	15.51	15.03	15.00
Class R2 — Offering and redemption price per share	15.54	15.07	15.05
Institutional Class — Offering and redemption price per share	15.58	15.10	15.10
Select Class — Offering and redemption price per share	15.56	15.08	15.09
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$16.27	$15.79	$15.78

Cost of investments in non-affiliates	$2,546,265	$2,521,267	$3,976,955
Cost of investments in affiliates	227,315,221	218,145,599	332,956,422

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	49

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
ASSETS:
Investments in non-affiliates, at value	$11,611,488	$4,572,549	$12,987,221
Investments in affiliates, at value	755,062,728	233,381,496	650,931,712

Total investment securities, at value	766,674,216	237,954,045	663,918,933
Receivables:
Fund shares sold	2,171,983	1,336,937	2,035,325
Interest and dividends	1,580,462	414,408	979,046
Variation margin on futures contracts	793,629	705,556	1,113,365
Due from Advisor (See Note 3.F.)	22,761	6,484	18,443

Total Assets	771,243,051	240,417,430	668,065,112

LIABILITIES:
Payables:
Dividends	191,033	70,773	154,418
Investment securities purchased	1,538,323	397,821	931,820
Fund shares redeemed	1,540,109	435,507	789,516
Accrued liabilities:
Shareholder servicing fees	39,755	9,481	33,146
Distribution fees	34,814	23,866	31,382
Trustees’ and Chief Compliance Officer’s fees	256	242	241
Other	68,876	10,629	57,824

Total Liabilities	3,413,166	948,319	1,998,347

Net Assets	$767,829,885	$239,469,111	$666,066,765

SEE NOTES TO FINANCIAL STATEMENTS.

50	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
NET ASSETS:
Paid in capital	$733,920,831	$211,017,445	$621,587,791
Accumulated undistributed (distributions in excess of) net investment income	(1,424)	(205)	(1,020)
Accumulated net realized gains (losses)	(61,249,191)	(2,439,667)	(51,834,475)
Net unrealized appreciation (depreciation)	95,159,669	30,891,538	96,314,469

Total Net Assets	$767,829,885	$239,469,111	$666,066,765

Net Assets:
Class A	$143,299,033	$96,177,122	$134,560,861
Class C	7,138,036	3,183,922	5,601,462
Class R2	4,085,802	7,430,779	2,318,699
Institutional Class	297,513,687	57,880,572	260,032,133
Select Class	315,793,327	74,796,716	263,553,610

Total	$767,829,885	$239,469,111	$666,066,765

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	9,510,876	6,722,949	8,997,251
Class C	474,581	222,717	376,185
Class R2	271,325	520,109	155,132
Institutional Class	19,690,197	4,038,806	17,330,586
Select Class	20,913,328	5,220,900	17,591,141

Net Asset Value:
Class A — Redemption price per share	$15.07	$14.31	$14.96
Class C — Offering price per share (a)	15.04	14.30	14.89
Class R2 — Offering and redemption price per share	15.06	14.29	14.95
Institutional Class — Offering and redemption price per share	15.11	14.33	15.00
Select Class — Offering and redemption price per share	15.10	14.33	14.98
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$15.78	$14.98	$15.66

Cost of investments in non-affiliates	$11,610,937	$4,572,251	$12,986,593
Cost of investments in affiliates	662,078,017	203,312,578	557,126,017

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	51

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund
ASSETS:
Investments in non-affiliates, at value	$2,861,595	$9,135,076	$1,125,625
Investments in affiliates, at value	148,733,224	451,665,235	56,853,389

Total investment securities, at value	151,594,819	460,800,311	57,979,014
Receivables:
Fund shares sold	693,739	2,192,813	307,256
Interest and dividends	173,955	541,214	65,461
Variation margin on futures contracts	750,270	920,994	310,453
Due from Advisor (See Note 3.F.)	7,388	19,423	4,403

Total Assets	153,220,171	464,474,755	58,666,587

LIABILITIES:
Payables:
Dividends	55,521	111,335	38,260
Investment securities purchased	163,550	1,708,017	61,368
Fund shares redeemed	387,225	318,899	181,179
Accrued liabilities:
Shareholder servicing fees	6,328	19,399	2,085
Distribution fees	14,577	21,242	5,204
Trustees’ and Chief Compliance Officer’s fees	230	203	93
Other	14,870	58,477	3,267

Total Liabilities	642,301	2,237,572	291,456

Net Assets	$152,577,870	$462,237,183	$58,375,131

SEE NOTES TO FINANCIAL STATEMENTS.

52	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund
NET ASSETS:
Paid in capital	$131,763,819	$426,226,473	$50,485,820
Accumulated undistributed (distributions in excess of) net investment income	(154)	(739)	(53)
Accumulated net realized gains (losses)	(2,257,894)	(34,033,575)	(849,428)
Net unrealized appreciation (depreciation)	23,072,099	70,045,024	8,738,792

Total Net Assets	$152,577,870	$462,237,183	$58,375,131

Net Assets:
Class A	$63,219,314	$90,743,449	$22,529,041
Class C	2,393,879	4,011,074	921,309
Class R2	1,721,187	1,686,454	1,060,013
Institutional Class	36,178,515	211,957,591	17,371,368
Select Class	49,064,975	153,838,615	16,493,400

Total	$152,577,870	$462,237,183	$58,375,131

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	4,471,655	6,091,950	1,588,223
Class C	169,815	270,899	65,040
Class R2	121,788	113,413	74,798
Institutional Class	2,550,417	14,181,095	1,221,750
Select Class	3,458,745	10,307,858	1,160,239

Net Asset Value:
Class A — Redemption price per share	$14.14	$14.90	$14.19
Class C — Offering price per share (a)	14.10	14.81	14.17
Class R2 — Offering and redemption price per share	14.13	14.87	14.17
Institutional Class — Offering and redemption price per share	14.19	14.95	14.22
Select Class — Offering and redemption price per share	14.19	14.92	14.22
Class A maximum sales charge	4.50%	4.50%	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.81	$15.60	$14.86

Cost of investments in non-affiliates	$2,861,417	$9,134,616	$1,125,562
Cost of investments in affiliates	126,177,644	383,278,966	48,320,331

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	53

STATEMENTS OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

SmartRetirement 2050 Fund
ASSETS:
Investments in non-affiliates, at value	$1,270,711
Investments in affiliates, at value	59,866,809

Total investment securities, at value	61,137,520
Receivables:
Fund shares sold	259,797
Interest and dividends	70,980
Variation margin on futures contracts	400,431
Due from Advisor (See Note 3.F.)	1,656

Total Assets	61,870,384

LIABILITIES:
Payables:
Dividends	23,421
Investment securities purchased	66,329
Fund shares redeemed	127,873
Accrued liabilities:
Shareholder servicing fees	2,757
Distribution fees	3,952
Other	834

Total Liabilities	225,166

Net Assets	$61,645,218

SEE NOTES TO FINANCIAL STATEMENTS.

54	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

SmartRetirement 2050 Fund
NET ASSETS:
Paid in capital	$53,191,302
Accumulated undistributed (distributions in excess of) net investment income	(45)
Accumulated net realized gains (losses)	(236,456)
Net unrealized appreciation (depreciation)	8,690,417

Total Net Assets	$61,645,218

Net Assets:
Class A	$15,732,764
Class C	610,654
Class R2	1,440,976
Institutional Class	21,343,344
Select Class	22,517,480

Total	$61,645,218

Outstanding units of beneficial interest (shares)
($0.0001 par value; unlimited number of shares authorized):
Class A	1,107,495
Class C	43,080
Class R2	101,528
Institutional Class	1,498,103
Select Class	1,581,683

Net Asset Value:
Class A — Redemption price per share	$14.21
Class C — Offering price per share (a)	14.17
Class R2 — Offering and redemption price per share	14.19
Institutional Class — Offering and redemption price per share	14.25
Select Class — Offering and redemption price per share	14.24
Class A maximum sales charge	4.50%
Class A maximum public offering price per share [net asset value per share/(100% — maximum sales charge)]	$14.88

Cost of investments in non-affiliates	$1,270,640
Cost of investments in affiliates	51,389,876

(a)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	55

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited)

	SmartRetirement Income Fund	SmartRetirement 2010 Fund	SmartRetirement 2015 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,969	$2,760	$8,532
Interest income from affiliates	1,066	1,269	—
Dividend income from affiliates	3,618,090	3,471,433	5,479,558

Total investment income	3,622,125	3,475,462	5,488,090

EXPENSES:
Distribution fees:
Class A	40,255	47,899	77,096
Class C	7,701	7,542	15,166
Class R2	1,045	2,225	2,000
Shareholder servicing fees:
Class A	40,255	47,899	77,096
Class C	2,567	2,514	5,055
Class R2	523	1,112	1,000
Institutional Class	76,220	38,428	85,484
Select Class	40,605	110,977	104,969
Interest expense to non-affiliates	1,419	1,339	—
Trustees’ and Chief Compliance Officer’s fees	690	655	1,013
Transfer agent fees	28,036	58,159	114,797
Other	3,806	3,822	5,573

Total expenses	243,122	322,571	489,249

Less amounts waived	(134,266)	(132,835)	(207,589)
Less expense reimbursements	(10,573)	(31,607)	(73,162)

Net expenses	98,283	158,129	208,498

Net investment income (loss)	3,523,842	3,317,333	5,279,592

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	1,232,852	916,370	(3,590,008)
Futures	900,195	785,860	2,092,948
Foreign currency transactions	(25,963)	(7,713)	33,868

Net realized gain (loss)	2,107,084	1,694,517	(1,463,192)

Distributions of realized gains by investment company affiliates	228,359	214,308	259,612
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(642)	(553)	(1,013)
Investments in affiliates	15,167,387	15,513,840	38,692,877
Futures	276,722	338,843	637,410
Foreign currency translations	13,719	14,237	16,049

Change in net unrealized appreciation (depreciation)	15,457,186	15,866,367	39,345,323

Net realized/unrealized gains (losses)	17,792,629	17,775,192	38,141,743

Change in net assets resulting from operations	$21,316,471	$21,092,525	$43,421,335

SEE NOTES TO FINANCIAL STATEMENTS.

56	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	SmartRetirement 2020 Fund	SmartRetirement 2025 Fund	SmartRetirement 2030 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$13,093	$5,287	$13,539
Interest income from affiliates	2	—	555
Dividend income from affiliates	10,259,933	2,978,785	8,051,398

Total investment income	10,273,028	2,984,072	8,065,492

EXPENSES:
Distribution fees:
Class A	132,236	83,285	127,732
Class C	19,757	9,105	15,214
Class R2	4,894	11,431	3,690
Shareholder servicing fees:
Class A	132,236	83,285	127,732
Class C	6,586	3,035	5,071
Class R2	2,447	5,715	1,845
Institutional Class	130,269	25,397	114,535
Select Class	290,137	77,254	235,715
Interest expense to non-affiliates	—	1,260	1,224
Trustees’ and Chief Compliance Officer’s fees	1,929	593	1,674
Transfer agent fees	225,695	70,849	214,475
Other	6,276	3,796	6,480

Total expenses	952,462	375,005	855,387

Less amounts waived	(383,640)	(146,513)	(340,426)
Less expense reimbursements	(143,048)	(37,991)	(117,555)

Net expenses	425,774	190,501	397,406

Net investment income (loss)	9,847,254	2,793,571	7,668,086

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	(4,193,266)	1,282,601	(7,956,728)
Futures	4,982,440	1,753,107	5,138,622
Foreign currency transactions	37,907	4,072	41,179

Net realized gain (loss)	827,081	3,039,780	(2,776,927)

Distributions of realized gains by investment company affiliates	478,209	174,041	525,505
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(2,294)	(1,278)	(2,727)
Investments in affiliates	79,847,849	25,478,716	91,303,874
Futures	1,972,261	740,834	2,312,774
Foreign currency translations	6,318	6,377	11,058

Change in net unrealized appreciation (depreciation)	81,824,134	26,224,649	93,624,979

Net realized/unrealized gains (losses)	83,129,424	29,438,470	91,373,557

Change in net assets resulting from operations	$92,976,678	$32,232,041	$99,041,643

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	57

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED DECEMBER 31, 2010 (Unaudited) (continued)

	SmartRetirement 2035 Fund	SmartRetirement 2040 Fund	SmartRetirement 2045 Fund	SmartRetirement 2050 Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$8,046	$9,616	$2,435	$2,403
Dividend income from affiliates	1,706,817	5,406,812	633,346	705,812

Total investment income	1,714,863	5,416,428	635,781	708,215

EXPENSES:
Distribution fees:
Class A	54,310	84,781	19,419	14,346
Class C	5,893	11,548	1,476	1,590
Class R2	2,066	2,706	1,140	2,984
Shareholder servicing fees:
Class A	54,310	84,781	19,419	14,346
Class C	1,965	3,849	492	530
Class R2	1,033	1,353	570	1,492
Institutional Class	15,312	94,194	7,308	9,687
Select Class	51,536	130,976	15,382	20,298
Interest expense to non-affiliates	—	862	—	—
Trustees’ and Chief Compliance Officer’s fees	375	1,163	138	63
Transfer agent fees	60,237	178,600	28,725	16,916
Other	3,532	5,478	3,126	2,895

Total expenses	250,569	600,291	97,195	85,147

Less amounts waived	(92,055)	(234,257)	(33,647)	(33,856)
Less expense reimbursements	(40,604)	(112,209)	(23,327)	(10,133)

Net expenses	117,910	253,825	40,221	41,158

Net investment income (loss)	1,596,953	5,162,603	595,560	667,057

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in affiliates	754,578	(3,879,613)	446,535	590,296
Futures	1,160,959	3,570,316	396,681	449,485
Foreign currency transactions	37,864	3,389	13,235	13,945

Net realized gain (loss)	1,953,401	(305,908)	856,451	1,053,726

Distributions of realized gains by investment company affiliates	126,190	390,241	47,779	48,766
Change in net unrealized appreciation (depreciation) of:
Investments in non-affiliates	(723)	(1,997)	(272)	(283)
Investments in affiliates	19,340,723	66,306,091	6,905,160	7,874,383
Futures	443,521	1,508,904	176,266	190,808
Foreign currency translations	9,971	9,965	5,404	5,085

Change in net unrealized appreciation (depreciation)	19,793,492	67,822,963	7,086,558	8,069,993

Net realized/unrealized gains (losses)	21,873,083	67,907,296	7,990,788	9,172,485

Change in net assets resulting from operations	$23,470,036	$73,069,899	$8,586,348	$9,839,542

SEE NOTES TO FINANCIAL STATEMENTS.

58	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$3,523,842	$4,827,823	$3,317,333	$4,129,705
Net realized gain (loss)	2,107,084	1,647,835	1,694,517	821,361
Distributions of realized gains by investment company affiliates	228,359	—	214,308	—
Change in net unrealized appreciation (depreciation)	15,457,186	8,586,712	15,866,367	9,696,233

Change in net assets resulting from operations	21,316,471	15,062,370	21,092,525	14,647,299

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(582,241)	(414,509)	(629,769)	(599,989)
Class C
From net investment income	(26,407)	(33,039)	(28,245)	(25,160)
Class R2
From net investment income	(6,041)	(4,865)	(14,338)	(9,983)
Institutional Class
From net investment income	(2,480,252)	(3,754,547)	(1,105,609)	(2,144,085)
Select Class
From net investment income	(510,341)	(549,210)	(1,618,881)	(1,488,956)

Total distributions to shareholders	(3,605,282)	(4,756,170)	(3,396,842)	(4,268,173)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	59,062,530	62,864,363	77,499,218	36,789,744

NET ASSETS:
Change in net assets	76,773,719	73,170,563	95,194,901	47,168,870
Beginning of period	178,942,107	105,771,544	147,258,900	100,090,030

End of period	$255,715,826	$178,942,107	$242,453,801	$147,258,900

Accumulated undistributed (distributions in excess of) net investment income	$(3,272)	$78,168	$(499)	$79,010

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	59

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$5,279,592	$7,508,011	$9,847,254	$10,735,512
Net realized gain (loss)	(1,463,192)	659,772	827,081	(1,108,077)
Distributions of realized gains by investment company affiliates	259,612	—	478,209	—
Change in net unrealized appreciation (depreciation)	39,345,323	20,014,822	81,824,134	35,471,445

Change in net assets resulting from operations	43,421,335	28,182,605	92,976,678	45,098,880

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,133,100)	(827,526)	(1,720,591)	(1,328,069)
Class C
From net investment income	(58,788)	(50,747)	(69,852)	(66,965)
Class R2
From net investment income	(20,999)	(5,849)	(40,667)	(9,880)
Institutional Class
From net investment income	(2,802,147)	(4,865,870)	(4,074,526)	(6,808,765)
Select Class
From net investment income	(1,369,269)	(1,985,945)	(4,169,468)	(3,158,552)

Total distributions to shareholders	(5,384,303)	(7,735,937)	(10,075,104)	(11,372,231)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	63,757,746	82,651,101	236,456,762	132,049,626

NET ASSETS:
Change in net assets	101,794,778	103,097,769	319,358,336	165,776,275
Beginning of period	275,804,425	172,706,656	448,471,549	282,695,274

End of period	$377,599,203	$275,804,425	$767,829,885	$448,471,549

Accumulated undistributed (distributions in excess of) net investment income	$(832)	$103,879	$(1,424)	$226,426

SEE NOTES TO FINANCIAL STATEMENTS.

60	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$2,793,571	$2,762,780	$7,668,086	$7,641,893
Net realized gain (loss)	3,039,780	1,729,499	(2,776,927)	(360,092)
Distributions of realized gains by investment company affiliates	174,041	—	525,505	—
Change in net unrealized appreciation (depreciation)	26,224,649	5,117,591	93,624,979	31,380,870

Change in net assets resulting from operations	32,232,041	9,609,870	99,041,643	38,662,671

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(1,088,992)	(548,190)	(1,496,377)	(968,002)
From net realized gains	(437,281)	—	—	—
Class C
From net investment income	(28,612)	(23,349)	(49,375)	(30,353)
From net realized gains	(14,124)	—	—	—
Class R2
From net investment income	(76,469)	(26,447)	(23,181)	(6,624)
From net realized gains	(31,320)	—	—	—
Institutional Class
From net investment income	(763,691)	(1,166,151)	(3,248,854)	(5,063,408)
From net realized gains	(263,802)	—	—	—
Select Class
From net investment income	(925,221)	(1,036,603)	(3,124,577)	(1,950,887)
From net realized gains	(345,083)	—	—	—

Total distributions to shareholders	(3,974,595)	(2,800,740)	(7,942,364)	(8,019,274)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	73,160,372	76,964,886	191,258,071	116,098,823

NET ASSETS:
Change in net assets	101,417,818	83,774,016	282,357,350	146,742,220
Beginning of period	138,051,293	54,277,277	383,709,415	236,967,195

End of period	$239,469,111	$138,051,293	$666,066,765	$383,709,415

Accumulated undistributed (distributions in excess of) net investment income	$(205)	$89,209	$(1,020)	$273,258

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	61

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$1,596,953	$1,622,500	$5,162,603	$5,098,716
Net realized gain (loss)	1,953,401	973,954	(305,908)	(8,064)
Distributions of realized gains by investment company affiliates	126,190	—	390,241	—
Change in net unrealized appreciation (depreciation)	19,793,492	4,797,050	67,822,963	22,516,564

Change in net assets resulting from operations	23,470,036	7,393,504	73,069,899	27,607,216

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(651,389)	(303,997)	(968,728)	(628,950)
From net realized gains	(320,244)	—	—	—
Class C
From net investment income	(19,462)	(10,409)	(33,584)	(22,598)
From net realized gains	(12,334)	—	—	—
Class R2
From net investment income	(15,435)	(3,786)	(16,323)	(5,104)
From net realized gains	(7,415)	—	—	—
Institutional Class
From net investment income	(426,530)	(682,453)	(2,562,287)	(4,160,858)
From net realized gains	(181,916)	—	—	—
Select Class
From net investment income	(550,062)	(693,596)	(1,760,435)	(911,389)
From net realized gains	(251,074)	—	—	—

Total distributions to shareholders	(2,435,861)	(1,694,241)	(5,341,357)	(5,728,899)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	41,993,983	40,945,702	126,972,939	77,253,488

NET ASSETS:
Change in net assets	63,028,158	46,644,965	194,701,481	99,131,805
Beginning of period	89,549,712	42,904,747	267,535,702	168,403,897

End of period	$152,577,870	$89,549,712	$462,237,183	$267,535,702

Accumulated undistributed (distributions in excess of) net investment income	$(154)	$65,771	$(739)	$178,015

SEE NOTES TO FINANCIAL STATEMENTS.

62	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$595,560	$599,179	$667,057	$524,698
Net realized gain (loss)	856,451	728,074	1,053,726	811,700
Distributions of realized gains by investment company affiliates	47,779	—	48,766	—
Change in net unrealized appreciation (depreciation)	7,086,558	1,274,498	8,069,993	(269,376)

Change in net assets resulting from operations	8,586,348	2,601,751	9,839,542	1,067,022

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net investment income	(230,308)	(106,443)	(167,534)	(87,385)
From net realized gains	(260,799)	—	(246,785)	—
Class C
From net investment income	(7,352)	(2,130)	(5,228)	(2,351)
From net realized gains	(10,807)	—	(9,698)	—
Class R2
From net investment income	(9,499)	(1,971)	(14,372)	(5,328)
From net realized gains	(11,170)	—	(22,876)	—
Institutional Class
From net investment income	(204,021)	(329,885)	(263,038)	(307,773)
From net realized gains	(204,790)	—	(345,539)	—
Select Class
From net investment income	(176,745)	(165,015)	(247,241)	(137,528)
From net realized gains	(194,797)	—	(362,825)	—

Total distributions to shareholders	(1,310,288)	(605,444)	(1,685,136)	(540,365)

CAPITAL TRANSACTIONS:
Change in net assets from capital transactions	18,995,651	15,363,054	16,428,624	26,117,542

NET ASSETS:
Change in net assets	26,271,711	17,359,361	24,583,030	26,644,199
Beginning of period	32,103,420	14,744,059	37,062,188	10,417,989

End of period	$58,375,131	$32,103,420	$61,645,218	$37,062,188

Accumulated undistributed (distributions in excess of) net investment income	$(53)	$32,312	$(45)	$30,311

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	63

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$31,075,427	$23,853,480	$26,515,020	$26,238,516
Dividends and distributions reinvested	570,745	404,811	607,334	575,626
Cost of shares redeemed	(7,247,471)	(7,987,761)	(8,288,021)	(7,229,965)

Change in net assets from Class A capital transactions	$24,398,701	$16,270,530	$18,834,333	$19,584,177

Class C
Proceeds from shares issued	$686,369	$1,345,251	$1,418,804	$1,178,486
Dividends and distributions reinvested	20,334	24,818	20,203	13,990
Cost of shares redeemed	(80,767)	(195,771)	(206,620)	(204,741)

Change in net assets from Class C capital transactions	$625,936	$1,174,298	$1,232,387	$987,735

Class R2
Proceeds from shares issued	$118,031	$359,943	$699,128	$375,314
Dividends and distributions reinvested	5,884	4,865	11,507	9,983
Cost of shares redeemed	(14,348)	(70,271)	(58,040)	(65,141)

Change in net assets from Class R2 capital transactions	$109,567	$294,537	$652,595	$320,156

Institutional Class
Proceeds from shares issued	$36,108,136	$49,872,336	$27,005,090	$22,619,915
Dividends and distributions reinvested	2,452,872	1,065,604	1,065,755	2,046,297
Cost of shares redeemed	(12,927,451)	(19,308,291)	(25,863,297)	(24,462,608)

Change in net assets from Institutional Class capital transactions	$25,633,557	$31,629,649	$2,207,548	$203,604

Select Class
Proceeds from shares issued	$12,016,547	$20,193,605	$62,232,849	$24,670,260
Dividends and distributions reinvested	509,979	547,889	1,606,659	1,476,515
Cost of shares redeemed	(4,231,757)	(7,246,145)	(9,267,153)	(10,452,703)

Change in net assets from Select Class capital transactions	$8,294,769	$13,495,349	$54,572,355	$15,694,072

Total change in net assets from capital transactions	$59,062,530	$62,864,363	$77,499,218	$36,789,744

SEE NOTES TO FINANCIAL STATEMENTS.

64	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	SmartRetirement Income Fund		SmartRetirement 2010 Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	2,030,542	1,672,153	1,794,215	1,884,412
Reinvested	36,976	28,154	40,601	41,566
Redeemed	(478,135)	(569,009)	(563,845)	(527,690)

Change in Class A Shares	1,589,383	1,131,298	1,270,971	1,398,288

Class C
Issued	45,362	94,376	96,047	84,083
Reinvested	1,322	1,731	1,353	1,015
Redeemed	(5,360)	(13,497)	(14,051)	(14,677)

Change in Class C Shares	41,324	82,610	83,349	70,421

Class R2
Issued	7,662	25,263	47,377	26,966
Reinvested	382	338	769	723
Redeemed	(934)	(4,767)	(3,943)	(4,577)

Change in Class R2 Shares	7,110	20,834	44,203	23,112

Institutional Class
Issued	2,405,467	3,473,092	1,890,701	1,631,276
Reinvested	159,004	74,148	71,361	147,939
Redeemed	(854,551)	(1,342,633)	(1,747,289)	(1,767,048)

Change in Institutional Class Shares	1,709,920	2,204,607	214,773	12,167

Select Class
Issued	799,833	1,397,952	4,261,952	1,770,833
Reinvested	33,072	38,168	107,604	106,854
Redeemed	(282,236)	(501,141)	(627,314)	(755,610)

Change in Select Class Shares	550,669	934,979	3,742,242	1,122,077

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	65

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$48,522,733	$38,251,992	$66,750,476	$67,306,798
Dividends and distributions reinvested	1,069,989	711,093	1,634,146	1,230,273
Cost of shares redeemed	(10,500,794)	(8,974,909)	(15,522,514)	(13,968,916)

Change in net assets from Class A capital transactions	$39,091,928	$29,988,176	$52,862,108	$54,568,155

Class C
Proceeds from shares issued	$1,887,967	$2,683,557	$2,824,414	$3,018,353
Dividends and distributions reinvested	45,549	44,287	39,509	42,280
Cost of shares redeemed	(183,437)	(488,962)	(322,758)	(993,038)

Change in net assets from Class C capital transactions	$1,750,079	$2,238,882	$2,541,165	$2,067,595

Class R2
Proceeds from shares issued	$1,421,827	$445,686	$2,885,393	$993,266
Dividends and distributions reinvested	20,029	5,849	33,884	9,869
Cost of shares redeemed	(115,447)	(1,194)	(36,028)	(227,676)

Change in net assets from Class R2 capital transactions	$1,326,409	$450,341	$2,883,249	$775,459

Institutional Class
Proceeds from shares issued	$28,531,986	$66,830,013	$56,800,694	$75,218,442
Dividends and distributions reinvested	2,776,103	4,759,711	3,987,475	6,585,125
Cost of shares redeemed	(24,538,034)	(41,232,117)	(28,003,682)	(60,979,846)

Change in net assets from Institutional Class capital transactions	$6,770,055	$30,357,607	$32,784,487	$20,823,721

Select Class
Proceeds from shares issued	$21,017,248	$29,318,558	$158,506,294	$72,044,131
Dividends and distributions reinvested	1,360,462	1,956,607	4,133,011	3,108,986
Cost of shares redeemed	(7,558,435)	(11,659,070)	(17,253,552)	(21,338,421)

Change in net assets from Select Class capital transactions	$14,819,275	$19,616,095	$145,385,753	$53,814,696

Total change in net assets from capital transactions	$63,757,746	$82,651,101	$236,456,762	$132,049,626

SEE NOTES TO FINANCIAL STATEMENTS.

66	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	SmartRetirement 2015 Fund		SmartRetirement 2020 Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	3,309,594	2,786,065	4,619,150	4,992,114
Reinvested	71,748	52,507	109,896	92,533
Redeemed	(719,425)	(668,266)	(1,078,078)	(1,055,800)

Change in Class A Shares	2,661,917	2,170,306	3,650,968	4,028,847

Class C
Issued	129,115	196,808	194,881	225,731
Reinvested	3,075	3,287	2,661	3,192
Redeemed	(12,796)	(36,373)	(22,230)	(73,388)

Change in Class C Shares	119,394	163,722	175,312	155,535

Class R2
Issued	95,547	32,585	197,526	72,994
Reinvested	1,339	436	2,267	752
Redeemed	(8,116)	(84)	(2,497)	(16,687)

Change in Class R2 Shares	88,770	32,937	197,296	57,059

Institutional Class
Issued	1,948,855	4,972,760	3,904,223	5,572,516
Reinvested	186,684	351,583	268,272	494,316
Redeemed	(1,697,485)	(3,055,258)	(1,955,807)	(4,555,595)

Change in Institutional Class Shares	438,054	2,269,085	2,216,688	1,511,237

Select Class
Issued	1,443,724	2,163,147	11,123,171	5,347,842
Reinvested	91,445	144,521	278,208	233,643
Redeemed	(527,998)	(846,002)	(1,204,707)	(1,584,678)

Change in Select Class Shares	1,007,171	1,461,666	10,196,672	3,996,807

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	67

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$53,313,018	$51,787,319	$57,123,830	$74,895,744
Dividends and distributions reinvested	1,509,186	543,174	1,429,652	932,897
Cost of shares redeemed	(12,427,970)	(13,021,196)	(17,053,287)	(17,623,594)

Change in net assets from Class A capital transactions	$42,394,234	$39,309,297	$41,500,195	$58,205,047

Class C
Proceeds from shares issued	$2,270,313	$1,219,400	$2,367,851	$2,319,650
Dividends and distributions reinvested	16,355	9,571	20,202	19,584
Cost of shares redeemed	(1,187,407)	(544,105)	(355,749)	(384,684)

Change in net assets from Class C capital transactions	$1,099,261	$684,866	$2,032,304	$1,954,550

Class R2
Proceeds from shares issued	$3,489,557	$3,403,496	$1,192,550	$860,504
Dividends and distributions reinvested	94,239	26,447	20,307	6,539
Cost of shares redeemed	(263,101)	(141,298)	(18,498)	(80,116)

Change in net assets from Class R2 capital transactions	$3,320,695	$3,288,645	$1,194,359	$786,927

Institutional Class
Proceeds from shares issued	$11,963,271	$37,062,077	$42,078,345	$66,600,801
Dividends and distributions reinvested	967,192	1,111,743	3,166,819	4,868,826
Cost of shares redeemed	(4,006,362)	(18,849,696)	(23,092,458)	(58,484,634)

Change in net assets from Institutional Class capital transactions	$8,924,101	$19,324,124	$22,152,706	$12,984,993

Select Class
Proceeds from shares issued	$26,922,489	$17,582,397	$132,567,453	$58,639,690
Dividends and distributions reinvested	1,263,460	1,031,492	3,116,729	1,927,297
Cost of shares redeemed	(10,763,868)	(4,255,935)	(11,305,675)	(18,399,681)

Change in net assets from Select Class capital transactions	$17,422,081	$14,357,954	$124,378,507	$42,167,306

Total change in net assets from capital transactions	$73,160,372	$76,964,886	$191,258,071	$116,098,823

SEE NOTES TO FINANCIAL STATEMENTS.

68	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	SmartRetirement 2025 Fund		SmartRetirement 2030 Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	3,904,185	4,046,313	4,064,272	5,721,505
Reinvested	106,404	43,329	97,033	72,633
Redeemed	(917,595)	(1,017,623)	(1,226,892)	(1,373,123)

Change in Class A Shares	3,092,994	3,072,019	2,934,413	4,421,015

Class C
Issued	164,246	95,538	169,479	177,167
Reinvested	1,154	767	1,373	1,529
Redeemed	(84,272)	(41,970)	(25,184)	(29,583)

Change in Class C Shares	81,128	54,335	145,668	149,113

Class R2
Issued	250,537	277,815	84,317	65,762
Reinvested	6,648	2,115	1,376	517
Redeemed	(19,249)	(11,043)	(1,301)	(5,944)

Change in Class R2 Shares	237,936	268,887	84,392	60,335

Institutional Class
Issued	885,565	3,079,414	2,959,660	5,114,061
Reinvested	68,283	88,402	215,073	376,886
Redeemed	(291,632)	(1,460,421)	(1,644,037)	(4,459,675)

Change in Institutional Class Shares	662,216	1,707,395	1,530,696	1,031,272

Select Class
Issued	2,044,197	1,397,585	9,552,758	4,494,661
Reinvested	89,148	82,056	211,694	149,738
Redeemed	(833,505)	(340,497)	(797,689)	(1,417,532)

Change in Select Class Shares	1,299,840	1,139,144	8,966,763	3,226,867

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	69

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$33,276,818	$34,892,481	$36,014,998	$46,518,309
Dividends and distributions reinvested	941,307	295,341	932,061	612,339
Cost of shares redeemed	(9,037,047)	(7,271,219)	(9,098,446)	(9,334,279)

Change in net assets from Class A capital transactions	$25,181,078	$27,916,603	$27,848,613	$37,796,369

Class C
Proceeds from shares issued	$1,281,308	$430,695	$1,444,443	$2,236,708
Dividends and distributions reinvested	19,891	9,082	13,947	12,636
Cost of shares redeemed	(54,970)	(11,386)	(336,194)	(401,333)

Change in net assets from Class C capital transactions	$1,246,229	$428,391	$1,122,196	$1,848,011

Class R2
Proceeds from shares issued	$1,408,668	$658,247	$855,235	$673,806
Dividends and distributions reinvested	18,109	3,786	14,935	5,103
Cost of shares redeemed	(456,266)	(92,636)	(62,334)	(74,592)

Change in net assets from Class R2 capital transactions	$970,511	$569,397	$807,836	$604,317

Institutional Class
Proceeds from shares issued	$9,005,256	$23,806,284	$30,808,857	$55,804,909
Dividends and distributions reinvested	557,055	641,219	2,497,181	4,012,791
Cost of shares redeemed	(2,556,215)	(19,096,894)	(18,101,357)	(45,945,052)

Change in net assets from Institutional Class capital transactions	$7,006,096	$5,350,609	$15,204,681	$13,872,648

Select Class
Proceeds from shares issued	$8,925,227	$9,856,686	$86,788,927	$36,758,500
Dividends and distributions reinvested	799,700	689,456	1,751,020	898,905
Cost of shares redeemed	(2,134,858)	(3,865,440)	(6,550,334)	(14,525,262)

Change in net assets from Select Class capital transactions	$7,590,069	$6,680,702	$81,989,613	$23,132,143

Total change in net assets from capital transactions	$41,993,983	$40,945,702	$126,972,939	$77,253,488

SEE NOTES TO FINANCIAL STATEMENTS.

70	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	SmartRetirement 2035 Fund		SmartRetirement 2040 Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	2,483,071	2,811,328	2,574,809	3,579,837
Reinvested	67,112	24,357	63,462	48,336
Redeemed	(684,061)	(580,880)	(659,437)	(731,648)

Change in Class A Shares	1,866,122	2,254,805	1,978,834	2,896,525

Class C
Issued	96,839	34,703	104,348	172,842
Reinvested	1,420	746	950	1,002
Redeemed	(4,119)	(1,031)	(24,429)	(30,390)

Change in Class C Shares	94,140	34,418	80,869	143,454

Class R2
Issued	103,901	54,465	60,535	51,423
Reinvested	1,287	315	1,016	409
Redeemed	(36,254)	(7,233)	(4,458)	(5,571)

Change in Class R2 Shares	68,934	47,547	57,093	46,261

Institutional Class
Issued	683,170	2,017,115	2,195,164	4,372,833
Reinvested	39,717	52,341	170,226	314,394
Redeemed	(191,583)	(1,508,734)	(1,294,218)	(3,540,764)

Change in Institutional Class Shares	531,304	560,722	1,071,172	1,146,463

Select Class
Issued	666,121	802,413	6,319,912	2,838,944
Reinvested	56,988	56,377	119,325	70,794
Redeemed	(161,140)	(317,111)	(469,053)	(1,123,673)

Change in Select Class Shares	561,969	541,679	5,970,184	1,786,065

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	71

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$11,189,943	$11,953,113	$8,864,475	$9,374,488
Dividends and distributions reinvested	476,727	103,150	402,720	83,913
Cost of shares redeemed	(2,607,901)	(1,680,113)	(3,599,920)	(1,705,077)

Change in net assets from Class A capital transactions	$9,058,769	$10,376,150	$5,667,275	$7,753,324

Class C
Proceeds from shares issued	$683,968	$270,368	$391,169	$180,879
Dividends and distributions reinvested	3,511	983	9,211	972
Cost of shares redeemed	(20,280)	(115,929)	(98,455)	(36,482)

Change in net assets from Class C capital transactions	$667,199	$155,422	$301,925	$145,369

Class R2
Proceeds from shares issued	$796,378	$210,499	$315,544	$1,103,154
Dividends and distributions reinvested	13,885	1,971	36,687	5,328
Cost of shares redeemed	(70,879)	(6,677)	(123,289)	(162,152)

Change in net assets from Class R2 capital transactions	$739,384	$205,793	$228,942	$946,330

Institutional Class
Proceeds from shares issued	$4,384,551	$11,520,990	$6,746,312	$12,823,451
Dividends and distributions reinvested	353,575	305,231	565,642	292,837
Cost of shares redeemed	(1,488,778)	(10,575,758)	(4,951,905)	(4,912,434)

Change in net assets from Institutional Class capital transactions	$3,249,348	$1,250,463	$2,360,049	$8,203,854

Select Class
Proceeds from shares issued	$5,780,198	$4,355,060	$8,961,469	$10,286,963
Dividends and distributions reinvested	362,996	159,305	598,547	129,308
Cost of shares redeemed	(862,243)	(1,139,139)	(1,689,583)	(1,347,606)

Change in net assets from Select Class capital transactions	$5,280,951	$3,375,226	$7,870,433	$9,068,665

Total change in net assets from capital transactions	$18,995,651	$15,363,054	$16,428,624	$26,117,542

SEE NOTES TO FINANCIAL STATEMENTS.

72	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	SmartRetirement 2045 Fund		SmartRetirement 2050 Fund
	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010	Six Months Ended 12/31/2010 (Unaudited)	Year Ended 6/30/2010
SHARE TRANSACTIONS:
Class A
Issued	823,236	950,970	665,298	752,265
Reinvested	33,759	8,407	28,436	6,822
Redeemed	(192,561)	(133,018)	(273,982)	(136,313)

Change in Class A Shares	664,434	826,359	419,752	622,774

Class C
Issued	49,538	21,270	29,052	14,348
Reinvested	249	80	646	79
Redeemed	(1,499)	(9,317)	(6,980)	(2,792)

Change in Class C Shares	48,288	12,033	22,718	11,635

Class R2
Issued	57,722	17,007	22,893	92,255
Reinvested	982	162	2,593	437
Redeemed	(5,651)	(530)	(9,140)	(12,590)

Change in Class R2 Shares	53,053	16,639	16,346	80,102

Institutional Class
Issued	327,454	959,162	500,377	1,038,154
Reinvested	25,039	24,591	39,903	23,627
Redeemed	(110,677)	(831,979)	(359,523)	(387,638)

Change in Institutional Class Shares	241,816	151,774	180,757	674,143

Select Class
Issued	427,085	354,836	656,215	820,768
Reinvested	25,669	12,871	42,163	10,514
Redeemed	(64,290)	(93,854)	(127,347)	(109,450)

Change in Select Class Shares	388,464	273,853	571,031	721,832

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	73

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement Income Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$14.26	$0.26	(g)	$1.24	$1.50	$(0.22)	$—	$(0.22)
Year Ended June 30, 2010	12.96	0.46	(g)	1.28	1.74	(0.44)	—	(0.44)
Year Ended June 30, 2009	14.75	0.47	(g)	(1.56)	(1.09)	(0.47)	(0.23)	(0.70)
Year Ended June 30, 2008	15.98	0.59	(g)	(1.09)	(0.50)	(0.72)	(0.01)	(0.73)
Year Ended June 30, 2007	14.88	0.62	(g)	0.94	1.56	(0.46)	— (h)	(0.46)
May 15, 2006 (i) through June 30, 2006	15.00	0.10		(0.13)	(0.03)	(0.09)	—	(0.09)

Class C
Six Months Ended December 31, 2010 (Unaudited)	14.24	0.19	(g)	1.26	1.45	(0.18)	—	(0.18)
Year Ended June 30, 2010	12.95	0.38	(g)	1.27	1.65	(0.36)	—	(0.36)
Year Ended June 30, 2009	14.75	0.43	(g)	(1.59)	(1.16)	(0.41)	(0.23)	(0.64)
Year Ended June 30, 2008	15.98	0.52	(g)	(1.09)	(0.57)	(0.65)	(0.01)	(0.66)
Year Ended June 30, 2007	14.88	0.50	(g)	0.97	1.47	(0.37)	— (h)	(0.37)
May 15, 2006 (i) through June 30, 2006	15.00	0.08		(0.12)	(0.04)	(0.08)	—	(0.08)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	14.25	0.21	(g)	1.28	1.49	(0.20)	—	(0.20)
Year Ended June 30, 2010	12.95	0.40	(g)	1.31	1.71	(0.41)	—	(0.41)
November 3, 2008 (j) through June 30, 2009	12.49	0.30	(g)	0.73	1.03	(0.34)	(0.23)	(0.57)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	14.29	0.25	(g)	1.28	1.53	(0.24)	—	(0.24)
Year Ended June 30, 2010	12.98	0.49	(g)	1.29	1.78	(0.47)	—	(0.47)
Year Ended June 30, 2009	14.77	0.54	(g)	(1.58)	(1.04)	(0.52)	(0.23)	(0.75)
Year Ended June 30, 2008	15.99	0.65	(g)	(1.09)	(0.44)	(0.77)	(0.01)	(0.78)
Year Ended June 30, 2007	14.88	0.73	(g)	0.89	1.62	(0.51)	— (h)	(0.51)
May 15, 2006 (i) through June 30, 2006	15.00	0.10		(0.12)	(0.02)	(0.10)	—	(0.10)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	14.27	0.24	(g)	1.28	1.52	(0.23)	—	(0.23)
Year Ended June 30, 2010	12.96	0.47	(g)	1.29	1.76	(0.45)	—	(0.45)
Year Ended June 30, 2009	14.76	0.51	(g)	(1.58)	(1.07)	(0.50)	(0.23)	(0.73)
Year Ended June 30, 2008	15.98	0.61	(g)	(1.07)	(0.46)	(0.75)	(0.01)	(0.76)
Year Ended June 30, 2007	14.88	0.62	(g)	0.97	1.59	(0.49)	— (h)	(0.49)
May 15, 2006 (i) through June 30, 2006	15.00	0.10		(0.12)	(0.02)	(0.10)	—	(0.10)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of operations.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

74	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.54	10.57%	$48,180	0.27%	3.33%	0.53%	14%
14.26	13.42	21,538	0.28	3.21	0.57	10
12.96	(7.13)	4,910	0.42	3.68	0.62	63
14.75	(3.27)	1,857	0.42	3.82	0.56	38
15.98	10.55	134	0.42	3.91	1.02	38
14.88	(0.19)	25	0.41	5.10	0.73	1

15.51	10.18	2,422	0.92	2.43	1.03	14
14.24	12.78	1,635	0.92	2.67	1.07	10
12.95	(7.64)	418	0.92	3.32	1.11	63
14.75	(3.75)	315	0.92	3.38	1.06	38
15.98	9.98	73	0.92	3.18	1.45	38
14.88	(0.25)	25	0.91	4.61	1.19	1

15.54	10.50	499	0.52	2.81	0.78	14
14.25	13.19	357	0.53	2.80	0.82	10
12.95	8.61	54	0.67	3.71	0.89	63

15.58	10.74	167,615	0.02	3.21	0.13	14
14.29	13.75	129,331	0.02	3.44	0.17	10
12.98	(6.77)	88,821	0.02	4.17	0.22	63
14.77	(2.88)	87,311	0.02	4.13	0.15	38
15.99	10.99	66,328	0.02	4.56	0.24	38
14.88	(0.14)	119	0.02	6.03	0.37	1

15.56	10.67	37,000	0.17	3.12	0.28	14
14.27	13.62	26,081	0.17	3.27	0.32	10
12.96	(6.99)	11,569	0.17	4.01	0.37	63
14.76	(3.02)	10,104	0.17	3.93	0.31	38
15.98	10.80	3,455	0.17	3.88	0.46	38
14.88	(0.15)	100	0.17	5.35	0.52	1

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	75

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2010 Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$13.73	$0.24	(g)	$1.32	$1.56	$(0.21)	$—	$(0.21)
Year Ended June 30, 2010	12.36	0.44	(g)	1.38	1.82	(0.45)	—	(0.45)
Year Ended June 30, 2009	14.67	0.46	(g)	(2.06)	(1.60)	(0.42)	(0.29)	(0.71)
Year Ended June 30, 2008	16.22	0.55		(1.33)	(0.78)	(0.67)	(0.10)	(0.77)
Year Ended June 30, 2007	14.88	0.50		1.39	1.89	(0.54)	(0.01)	(0.55)
May 15, 2006 (h) through June 30, 2006	15.00	0.09		(0.16)	(0.07)	(0.05)	—	(0.05)

Class C
Six Months Ended December 31, 2010 (Unaudited)	13.70	0.20	(g)	1.30	1.50	(0.17)	—	(0.17)
Year Ended June 30, 2010	12.35	0.37	(g)	1.35	1.72	(0.37)	—	(0.37)
Year Ended June 30, 2009	14.65	0.41	(g)	(2.05)	(1.64)	(0.37)	(0.29)	(0.66)
Year Ended June 30, 2008	16.21	0.49		(1.34)	(0.85)	(0.61)	(0.10)	(0.71)
Year Ended June 30, 2007	14.88	0.39		1.41	1.80	(0.46)	(0.01)	(0.47)
May 15, 2006 (h) through June 30, 2006	15.00	0.07		(0.15)	(0.08)	(0.04)	—	(0.04)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	13.73	0.22	(g)	1.31	1.53	(0.19)	—	(0.19)
Year Ended June 30, 2010	12.36	0.41	(g)	1.37	1.78	(0.41)	—	(0.41)
November 3, 2008 (i) through June 30, 2009	12.03	0.28	(g)	0.65	0.93	(0.31)	(0.29)	(0.60)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	13.75	0.23	(g)	1.35	1.58	(0.23)	—	(0.23)
Year Ended June 30, 2010	12.37	0.47	(g)	1.39	1.86	(0.48)	—	(0.48)
Year Ended June 30, 2009	14.67	0.50	(g)	(2.04)	(1.54)	(0.47)	(0.29)	(0.76)
Year Ended June 30, 2008	16.23	0.59		(1.31)	(0.72)	(0.74)	(0.10)	(0.84)
Year Ended June 30, 2007	14.88	0.56		1.40	1.96	(0.60)	(0.01)	(0.61)
May 15, 2006 (h) through June 30, 2006	15.00	0.06		(0.12)	(0.06)	(0.06)	—	(0.06)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	13.73	0.25	(g)	1.32	1.57	(0.22)	—	(0.22)
Year Ended June 30, 2010	12.36	0.45	(g)	1.38	1.83	(0.46)	—	(0.46)
Year Ended June 30, 2009	14.66	0.48	(g)	(2.04)	(1.56)	(0.45)	(0.29)	(0.74)
Year Ended June 30, 2008	16.22	0.58		(1.32)	(0.74)	(0.72)	(0.10)	(0.82)
Year Ended June 30, 2007	14.88	0.53		1.40	1.93	(0.58)	(0.01)	(0.59)
May 15, 2006 (h) through June 30, 2006	15.00	0.09		(0.16)	(0.07)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

76	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.08	11.37%	$51,039	0.28%	3.19%	0.56%	20%
13.73	14.72	29,031	0.29	3.19	0.60	16
12.36	(10.62)	8,850	0.43	3.74	0.67	63
14.67	(5.01)	4,806	0.43	3.37	0.62	31
16.22	12.85	2,622	0.43	3.15	0.56	27
14.88	(0.47)	25	0.43	4.60	0.80	2

15.03	10.95	2,828	0.93	2.65	1.06	20
13.70	13.97	1,435	0.93	2.70	1.10	16
12.35	(10.95)	424	0.93	3.38	1.17	63
14.65	(5.49)	194	0.93	3.67	1.15	31
16.21	12.28	32	0.93	2.63	1.08	27
14.88	(0.53)	25	0.93	3.99	1.25	2

15.07	11.19	1,285	0.53	2.98	0.81	20
13.73	14.45	564	0.55	2.96	0.85	16
12.36	8.13	222	0.68	3.71	0.97	63

15.10	11.48	71,085	0.03	3.09	0.16	20
13.75	15.07	61,771	0.03	3.44	0.20	16
12.37	(10.22)	55,445	0.03	4.00	0.26	63
14.67	(4.68)	68,515	0.03	3.79	0.21	31
16.23	13.32	58,382	0.03	3.66	0.18	27
14.88	(0.42)	6,774	0.03	19.30	0.36	2

15.08	11.43	116,216	0.18	3.33	0.31	20
13.73	14.83	54,458	0.18	3.28	0.35	16
12.36	(10.36)	35,148	0.18	3.90	0.41	63
14.66	(4.81)	32,554	0.18	3.81	0.39	31
16.22	13.12	10,400	0.18	3.31	0.31	27
14.88	(0.44)	100	0.18	4.72	0.51	2

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	77

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2015 Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$13.30	$0.25	(g)	$1.74	$1.99	$(0.22)	$—	$(0.22)
Year Ended June 30, 2010	11.81	0.42	(g)	1.48	1.90	(0.41)	—	(0.41)
Year Ended June 30, 2009	14.67	0.40	(g)	(2.57)	(2.17)	(0.36)	(0.33)	(0.69)
Year Ended June 30, 2008	16.56	0.46	(g)	(1.53)	(1.07)	(0.67)	(0.15)	(0.82)
Year Ended June 30, 2007	14.83	0.41	(g)	1.83	2.24	(0.50)	(0.01)	(0.51)
May 15, 2006 (h) through June 30, 2006	15.00	0.07		(0.19)	(0.12)	(0.05)	—	(0.05)

Class C
Six Months Ended December 31, 2010 (Unaudited)	13.25	0.19	(g)	1.74	1.93	(0.18)	—	(0.18)
Year Ended June 30, 2010	11.77	0.33	(g)	1.49	1.82	(0.34)	—	(0.34)
Year Ended June 30, 2009	14.65	0.37	(g)	(2.59)	(2.22)	(0.33)	(0.33)	(0.66)
Year Ended June 30, 2008	16.57	0.42	(g)	(1.58)	(1.16)	(0.61)	(0.15)	(0.76)
Year Ended June 30, 2007	14.83	0.31	(g)	1.85	2.16	(0.41)	(0.01)	(0.42)
May 15, 2006 (h) through June 30, 2006	15.00	0.06		(0.19)	(0.13)	(0.04)	—	(0.04)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	13.29	0.27	(g)	1.70	1.97	(0.21)	—	(0.21)
Year Ended June 30, 2010	11.81	0.39	(g)	1.47	1.86	(0.38)	—	(0.38)
November 3, 2008 (i) through June 30, 2009	11.65	0.25	(g)	0.55	0.80	(0.31)	(0.33)	(0.64)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	13.32	0.24	(g)	1.78	2.02	(0.24)	—	(0.24)
Year Ended June 30, 2010	11.82	0.44	(g)	1.50	1.94	(0.44)	—	(0.44)
Year Ended June 30, 2009	14.68	0.44	(g)	(2.57)	(2.13)	(0.40)	(0.33)	(0.73)
Year Ended June 30, 2008	16.57	0.53	(g)	(1.54)	(1.01)	(0.73)	(0.15)	(0.88)
Year Ended June 30, 2007	14.83	0.49	(g)	1.82	2.31	(0.56)	(0.01)	(0.57)
May 15, 2006 (h) through June 30, 2006	15.00	0.05		(0.17)	(0.12)	(0.05)	—	(0.05)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	13.31	0.23	(g)	1.78	2.01	(0.23)	—	(0.23)
Year Ended June 30, 2010	11.82	0.42	(g)	1.49	1.91	(0.42)	—	(0.42)
Year Ended June 30, 2009	14.67	0.42	(g)	(2.56)	(2.14)	(0.38)	(0.33)	(0.71)
Year Ended June 30, 2008	16.57	0.51	(g)	(1.55)	(1.04)	(0.71)	(0.15)	(0.86)
Year Ended June 30, 2007	14.83	0.46	(g)	1.83	2.29	(0.54)	(0.01)	(0.55)
May 15, 2006 (h) through June 30, 2006	15.00	0.08		(0.20)	(0.12)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

78	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.07	15.00%	$89,361	0.28%	3.44%	0.57%	10%
13.30	16.05	43,456	0.29	3.06	0.60	17
11.81	(14.49)	12,945	0.43	3.41	0.65	50
14.67	(6.74)	6,816	0.43	2.92	0.65	26
16.56	15.24	3,713	0.43	2.47	0.53	25
14.83	(0.82)	26	0.43	3.88	0.78	2

15.00	14.58	5,424	0.93	2.64	1.07	10
13.25	15.42	3,208	0.93	2.47	1.10	17
11.77	(14.89)	923	0.93	3.24	1.18	50
14.65	(7.27)	93	0.93	2.68	1.14	26
16.57	14.70	15	0.93	1.98	1.05	25
14.83	(0.88)	25	0.93	3.38	1.26	2

15.05	14.86	1,939	0.53	3.62	0.82	10
13.29	15.74	533	0.55	2.91	0.85	17
11.81	7.26	84	0.68	3.49	0.93	50

15.10	15.18	184,162	0.03	3.28	0.18	10
13.32	16.40	156,672	0.03	3.27	0.20	17
11.82	(14.17)	112,187	0.03	3.68	0.25	50
14.68	(6.37)	131,615	0.03	3.32	0.24	26
16.57	15.73	105,922	0.03	3.04	0.14	25
14.83	(0.77)	10,508	0.03	19.03	0.36	2

15.09	15.11	96,712	0.18	3.20	0.33	10
13.31	16.15	71,936	0.18	3.10	0.35	17
11.82	(14.23)	46,567	0.18	3.63	0.41	50
14.67	(6.56)	25,510	0.18	3.26	0.41	26
16.57	15.60	11,517	0.18	2.77	0.28	25
14.83	(0.79)	99	0.18	4.13	0.51	2

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	79

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2020 Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$13.00	$0.23	(g)	$2.04	$2.27	$(0.20)	$—	$(0.20)
Year Ended June 30, 2010	11.44	0.36	(g)	1.58	1.94	(0.38)	—	(0.38)
Year Ended June 30, 2009	14.68	0.34	(g)	(2.90)	(2.56)	(0.30)	(0.38)	(0.68)
Year Ended June 30, 2008	16.86	0.42	(g)	(1.76)	(1.34)	(0.65)	(0.19)	(0.84)
Year Ended June 30, 2007	14.78	0.37	(g)	2.17	2.54	(0.45)	(0.01)	(0.46)
May 15, 2006 (h) through June 30, 2006	15.00	0.06		(0.23)	(0.17)	(0.05)	—	(0.05)

Class C
Six Months Ended December 31, 2010 (Unaudited)	12.99	0.18	(g)	2.03	2.21	(0.16)	—	(0.16)
Year Ended June 30, 2010	11.43	0.29	(g)	1.57	1.86	(0.30)	—	(0.30)
Year Ended June 30, 2009	14.69	0.30	(g)	(2.93)	(2.63)	(0.25)	(0.38)	(0.63)
Year Ended June 30, 2008	16.87	0.32	(g)	(1.74)	(1.42)	(0.57)	(0.19)	(0.76)
Year Ended June 30, 2007	14.79	0.22	(g)	2.24	2.46	(0.37)	(0.01)	(0.38)
May 15, 2006 (h) through June 30, 2006	15.00	0.05		(0.22)	(0.17)	(0.04)	—	(0.04)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	13.00	0.27	(g)	1.98	2.25	(0.19)	—	(0.19)
Year Ended June 30, 2010	11.43	0.34	(g)	1.58	1.92	(0.35)	—	(0.35)
November 3, 2008 (i) through June 30, 2009	11.40	0.21	(g)	0.46	0.67	(0.26)	(0.38)	(0.64)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	13.04	0.23	(g)	2.06	2.29	(0.22)	—	(0.22)
Year Ended June 30, 2010	11.46	0.40	(g)	1.59	1.99	(0.41)	—	(0.41)
Year Ended June 30, 2009	14.70	0.39	(g)	(2.91)	(2.52)	(0.34)	(0.38)	(0.72)
Year Ended June 30, 2008	16.88	0.46	(g)	(1.75)	(1.29)	(0.70)	(0.19)	(0.89)
Year Ended June 30, 2007	14.79	0.39	(g)	2.22	2.61	(0.51)	(0.01)	(0.52)
May 15, 2006 (h) through June 30, 2006	15.00	0.05		(0.21)	(0.16)	(0.05)	—	(0.05)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	13.03	0.24	(g)	2.04	2.28	(0.21)	—	(0.21)
Year Ended June 30, 2010	11.46	0.37	(g)	1.59	1.96	(0.39)	—	(0.39)
Year Ended June 30, 2009	14.70	0.37	(g)	(2.91)	(2.54)	(0.32)	(0.38)	(0.70)
Year Ended June 30, 2008	16.88	0.45	(g)	(1.76)	(1.31)	(0.68)	(0.19)	(0.87)
Year Ended June 30, 2007	14.79	0.37	(g)	2.22	2.59	(0.49)	(0.01)	(0.50)
May 15, 2006 (h) through June 30, 2006	15.00	0.07		(0.23)	(0.16)	(0.05)	—	(0.05)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

80	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$15.07	17.49%	$143,299	0.28%	3.18%	0.58%	9%
13.00	16.91	76,191	0.29	2.70	0.59	20
11.44	(17.10)	20,941	0.43	3.04	0.66	50
14.68	(8.29)	10,863	0.43	2.65	0.68	27
16.86	17.38	2,049	0.43	2.21	0.52	36
14.78	(1.15)	54	0.43	5.17	0.77	6

15.04	17.02	7,138	0.93	2.51	1.08	9
12.99	16.26	3,886	0.93	2.16	1.09	20
11.43	(17.54)	1,643	0.93	2.64	1.16	50
14.69	(8.73)	435	0.93	2.03	1.15	27
16.87	16.76	169	0.93	1.37	1.02	36
14.79	(1.15)	33	0.93	3.42	1.27	6

15.06	17.32	4,086	0.53	3.67	0.82	9
13.00	16.72	962	0.55	2.58	0.84	20
11.43	6.33	194	0.68	3.02	0.95	50

15.11	17.57	297,514	0.03	3.20	0.18	9
13.04	17.33	227,785	0.03	2.99	0.19	20
11.46	(16.76)	182,929	0.03	3.36	0.25	50
14.70	(7.95)	200,510	0.03	2.85	0.24	27
16.88	17.81	158,680	0.03	2.40	0.13	36
14.79	(1.06)	32,377	0.03	18.67	0.36	6

15.10	17.51	315,793	0.18	3.35	0.33	9
13.03	17.08	139,647	0.18	2.82	0.34	20
11.46	(16.88)	76,989	0.18	3.26	0.41	50
14.70	(8.07)	61,177	0.18	2.83	0.43	27
16.88	17.68	20,483	0.18	2.22	0.27	36
14.79	(1.08)	99	0.18	3.55	0.51	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	81

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2025 Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$12.15	$0.21	(g)	$2.20	$2.41	$(0.18)	$(0.07)	$(0.25)
Year Ended June 30, 2010	10.61	0.30	(g)	1.54	1.84	(0.30)	—	(0.30)
Year Ended June 30, 2009	13.51	0.30	(g)	(2.92)	(2.62)	(0.23)	(0.05)	(0.28)
July 31, 2007 (h) through June 30, 2008	15.00	0.40	(g)	(1.33)	(0.93)	(0.56)	—	(0.56)

Class C
Six Months Ended December 31, 2010 (Unaudited)	12.15	0.16	(g)	2.20	2.36	(0.14)	(0.07)	(0.21)
Year Ended June 30, 2010	10.61	0.21	(g)	1.55	1.76	(0.22)	—	(0.22)
Year Ended June 30, 2009	13.50	0.23	(g)	(2.89)	(2.66)	(0.18)	(0.05)	(0.23)
July 31, 2007 (h) through June 30, 2008	15.00	0.31	(g)	(1.31)	(1.00)	(0.50)	—	(0.50)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	12.14	0.20	(g)	2.19	2.39	(0.17)	(0.07)	(0.24)
Year Ended June 30, 2010	10.61	0.24	(g)	1.56	1.80	(0.27)	—	(0.27)
November 3, 2008 (i) through June 30, 2009	10.30	0.17	(g)	0.38	0.55	(0.19)	(0.05)	(0.24)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	12.17	0.20	(g)	2.23	2.43	(0.20)	(0.07)	(0.27)
Year Ended June 30, 2010	10.63	0.35	(g)	1.52	1.87	(0.33)	—	(0.33)
Year Ended June 30, 2009	13.52	0.32	(g)	(2.89)	(2.57)	(0.27)	(0.05)	(0.32)
July 31, 2007 (h) through June 30, 2008	15.00	0.44	(g)	(1.32)	(0.88)	(0.60)	—	(0.60)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	12.17	0.20	(g)	2.22	2.42	(0.19)	(0.07)	(0.26)
Year Ended June 30, 2010	10.62	0.32	(g)	1.54	1.86	(0.31)	—	(0.31)
Year Ended June 30, 2009	13.52	0.31	(g)	(2.91)	(2.60)	(0.25)	(0.05)	(0.30)
July 31, 2007 (h) through June 30, 2008	15.00	0.37	(g)	(1.27)	(0.90)	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

82	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.31	19.87%	$96,177	0.29%	3.12%	0.58%	10%
12.15	17.26	44,106	0.30	2.39	0.60	28
10.61	(19.23)	5,921	0.44	2.88	0.69	51
13.51	(6.48)	1,983	0.44	3.06	0.53	33

14.30	19.42	3,184	0.94	2.29	1.08	10
12.15	16.52	1,720	0.94	1.71	1.09	28
10.61	(19.58)	926	0.94	2.20	1.21	51
13.50	(6.94)	264	0.94	2.32	1.53	33

14.29	19.68	7,431	0.54	2.96	0.83	10
12.14	16.90	3,425	0.54	1.88	0.86	28
10.61	5.60	141	0.69	2.72	0.99	51

14.33	19.96	57,881	0.04	2.99	0.18	10
12.17	17.49	41,093	0.04	2.78	0.19	28
10.63	(18.86)	17,736	0.04	3.04	0.28	51
13.52	(6.14)	13,687	0.04	3.30	0.50	33

14.33	19.88	74,797	0.19	2.91	0.33	10
12.17	17.43	47,707	0.19	2.54	0.34	28
10.62	(19.05)	29,554	0.19	3.10	0.46	51
13.52	(6.25)	2,206	0.19	2.79	0.55	33

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	83

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2030 Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$12.44	$0.20	(g)	$2.50	$2.70	$(0.18)	$—	$(0.18)
Year Ended June 30, 2010	10.80	0.28	(g)	1.66	1.94	(0.30)	—	(0.30)
Year Ended June 30, 2009	14.79	0.25	(g)	(3.53)	(3.28)	(0.23)	(0.48)	(0.71)
Year Ended June 30, 2008	17.32	0.29	(g)	(2.00)	(1.71)	(0.59)	(0.23)	(0.82)
Year Ended June 30, 2007	14.75	0.20	(g)	2.77	2.97	(0.40)	— (h)	(0.40)
May 15, 2006 (i) through June 30, 2006	15.00	0.05		(0.26)	(0.21)	(0.04)	—	(0.04)

Class C
Six Months Ended December 31, 2010 (Unaudited)	12.39	0.16	(g)	2.48	2.64	(0.14)	—	(0.14)
Year Ended June 30, 2010	10.76	0.21	(g)	1.64	1.85	(0.22)	—	(0.22)
Year Ended June 30, 2009	14.76	0.22	(g)	(3.53)	(3.33)	(0.19)	(0.48)	(0.67)
Year Ended June 30, 2008	17.31	0.22	(g)	(2.01)	(1.79)	(0.53)	(0.23)	(0.76)
Year Ended June 30, 2007	14.75	0.13	(g)	2.76	2.89	(0.33)	— (h)	(0.33)
May 15, 2006 (i) through June 30, 2006	15.00	0.04		(0.26)	(0.22)	(0.03)	—	(0.03)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	12.43	0.20	(g)	2.48	2.68	(0.16)	—	(0.16)
Year Ended June 30, 2010	10.80	0.30	(g)	1.60	1.90	(0.27)	—	(0.27)
November 3, 2008 (j) through June 30, 2009	11.05	0.16	(g)	0.29	0.45	(0.22)	(0.48)	(0.70)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	12.48	0.20	(g)	2.51	2.71	(0.19)	—	(0.19)
Year Ended June 30, 2010	10.83	0.32	(g)	1.66	1.98	(0.33)	—	(0.33)
Year Ended June 30, 2009	14.80	0.30	(g)	(3.54)	(3.24)	(0.25)	(0.48)	(0.73)
Year Ended June 30, 2008	17.33	0.36	(g)	(2.00)	(1.64)	(0.66)	(0.23)	(0.89)
Year Ended June 30, 2007	14.76	0.29	(g)	2.74	3.03	(0.46)	— (h)	(0.46)
May 15, 2006 (i) through June 30, 2006	15.00	0.05		(0.24)	(0.19)	(0.05)	—	(0.05)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	12.46	0.22	(g)	2.48	2.70	(0.18)	—	(0.18)
Year Ended June 30, 2010	10.81	0.29	(g)	1.67	1.96	(0.31)	—	(0.31)
Year Ended June 30, 2009	14.79	0.29	(g)	(3.55)	(3.26)	(0.24)	(0.48)	(0.72)
Year Ended June 30, 2008	17.32	0.35	(g)	(2.01)	(1.66)	(0.64)	(0.23)	(0.87)
Year Ended June 30, 2007	14.75	0.26	(g)	2.75	3.01	(0.44)	— (h)	(0.44)
May 15, 2006 (i) through June 30, 2006	15.00	0.05		(0.26)	(0.21)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not of the Underlying Funds in which the Fund invests.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of operations.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

84	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.96	21.71%	$134,561	0.29%	2.81%	0.58%	11%
12.44	17.85	75,407	0.30	2.11	0.61	26
10.80	(21.71)	17,730	0.44	2.36	0.69	52
14.79	(10.27)	8,449	0.44	1.82	0.68	33
17.32	20.38	2,930	0.44	1.18	0.53	27
14.75	(1.40)	27	0.44	2.76	0.71	6

14.89	21.31	5,601	0.94	2.24	1.08	11
12.39	17.17	2,856	0.94	1.61	1.11	26
10.76	(22.07)	876	0.94	2.02	1.18	52
14.76	(10.78)	257	0.94	1.38	1.19	33
17.31	19.73	80	0.94	0.81	1.03	27
14.75	(1.47)	25	0.94	2.20	1.29	6

14.95	21.62	2,319	0.54	2.84	0.83	11
12.43	17.51	880	0.55	2.34	0.86	26
10.80	4.66	112	0.69	2.51	0.97	52

15.00	21.78	260,032	0.04	2.83	0.19	11
12.48	18.17	197,111	0.04	2.47	0.21	26
10.83	(21.35)	159,882	0.04	2.70	0.27	52
14.80	(9.91)	170,167	0.04	2.23	0.26	33
17.33	20.77	133,109	0.04	1.77	0.13	27
14.76	(1.29)	39,010	0.04	17.91	0.36	6

14.98	21.74	263,554	0.19	3.09	0.33	11
12.46	18.04	107,456	0.19	2.27	0.36	26
10.81	(21.52)	58,367	0.19	2.66	0.43	52
14.79	(10.03)	38,908	0.19	2.20	0.45	33
17.32	20.64	11,358	0.19	1.53	0.28	27
14.75	(1.37)	99	0.19	2.93	0.51	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	85

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2035 Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$11.68	$0.19	(g)	$2.50	$2.69	$(0.16)	$(0.07)	$(0.23)
Year Ended June 30, 2010	10.17	0.23	(g)	1.54	1.77	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.29	0.23	(g)	(3.15)	(2.92)	(0.17)	(0.03)	(0.20)
July 31, 2007 (h) through June 30, 2008	15.00	0.33	(g)	(1.48)	(1.15)	(0.56)	—	(0.56)

Class C
Six Months Ended December 31, 2010 (Unaudited)	11.66	0.16	(g)	2.47	2.63	(0.12)	(0.07)	(0.19)
Year Ended June 30, 2010	10.15	0.18	(g)	1.51	1.69	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.29	0.17	(g)	(3.14)	(2.97)	(0.14)	(0.03)	(0.17)
July 31, 2007 (h) through June 30, 2008	15.00	0.29	(g)	(1.51)	(1.22)	(0.49)	—	(0.49)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	11.68	0.20	(g)	2.47	2.67	(0.15)	(0.07)	(0.22)
Year Ended June 30, 2010	10.17	0.19	(g)	1.55	1.74	(0.23)	—	(0.23)
November 3, 2008 (i) through June 30, 2009	9.90	0.16	(g)	0.29	0.45	(0.15)	(0.03)	(0.18)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	11.72	0.18	(g)	2.53	2.71	(0.17)	(0.07)	(0.24)
Year Ended June 30, 2010	10.19	0.29	(g)	1.52	1.81	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.30	0.26	(g)	(3.14)	(2.88)	(0.20)	(0.03)	(0.23)
July 31, 2007 (h) through June 30, 2008	15.00	0.37	(g)	(1.48)	(1.11)	(0.59)	—	(0.59)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	11.72	0.17	(g)	2.54	2.71	(0.17)	(0.07)	(0.24)
Year Ended June 30, 2010	10.19	0.26	(g)	1.54	1.80	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.31	0.26	(g)	(3.17)	(2.91)	(0.18)	(0.03)	(0.21)
July 31, 2007 (h) through June 30, 2008	15.00	0.26	(g)	(1.37)	(1.11)	(0.58)	—	(0.58)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

86	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.14	23.10%	$63,219	0.29%	2.85%	0.61%	9%
11.68	17.28	30,438	0.30	1.89	0.62	34
10.17	(21.85)	3,566	0.44	2.33	0.73	55
13.29	(8.01)	1,137	0.44	2.56	0.58	51

14.10	22.64	2,394	0.94	2.32	1.11	9
11.66	16.61	882	0.94	1.45	1.12	34
10.15	(22.22)	419	0.94	1.77	1.25	55
13.29	(8.43)	189	0.94	2.19	1.80	51

14.13	22.90	1,721	0.54	3.05	0.86	9
11.68	17.02	617	0.55	1.55	0.88	34
10.17	4.73	54	0.69	2.65	1.00	55

14.19	23.24	36,179	0.04	2.70	0.21	9
11.72	17.70	23,662	0.04	2.36	0.21	34
10.19	(21.52)	14,863	0.04	2.62	0.32	55
13.30	(7.70)	10,303	0.04	2.83	0.63	51

14.19	23.15	49,065	0.19	2.58	0.36	9
11.72	17.53	33,950	0.19	2.12	0.36	34
10.19	(21.69)	24,003	0.19	2.74	0.50	55
13.31	(7.74)	1,109	0.19	2.03	0.58	51

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	87

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2040 Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$12.24	$0.19	(g)	$2.64	$2.83	$(0.17)	$—	$(0.17)
Year Ended June 30, 2010	10.64	0.25	(g)	1.64	1.89	(0.29)	—	(0.29)
Year Ended June 30, 2009	14.72	0.23	(g)	(3.61)	(3.38)	(0.18)	(0.52)	(0.70)
Year Ended June 30, 2008	17.32	0.31	(g)	(2.08)	(1.77)	(0.59)	(0.24)	(0.83)
Year Ended June 30, 2007	14.76	0.23	(g)	2.75	2.98	(0.42)	— (h)	(0.42)
May 15, 2006 (i) through June 30, 2006	15.00	0.05		(0.25)	(0.20)	(0.04)	—	(0.04)

Class C
Six Months Ended December 31, 2010 (Unaudited)	12.17	0.14	(g)	2.63	2.77	(0.13)	—	(0.13)
Year Ended June 30, 2010	10.60	0.18	(g)	1.62	1.80	(0.23)	—	(0.23)
Year Ended June 30, 2009	14.71	0.18	(g)	(3.61)	(3.43)	(0.16)	(0.52)	(0.68)
Year Ended June 30, 2008	17.33	0.26	(g)	(2.11)	(1.85)	(0.53)	(0.24)	(0.77)
Year Ended June 30, 2007	14.76	0.13	(g)	2.78	2.91	(0.34)	— (h)	(0.34)
May 15, 2006 (i) through June 30, 2006	15.00	0.04		(0.25)	(0.21)	(0.03)	—	(0.03)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	12.22	0.19	(g)	2.62	2.81	(0.16)	—	(0.16)
Year Ended June 30, 2010	10.63	0.25	(g)	1.60	1.85	(0.26)	—	(0.26)
November 3, 2008 (j) through June 30, 2009	10.92	0.15	(g)	0.25	0.40	(0.17)	(0.52)	(0.69)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	12.28	0.19	(g)	2.67	2.86	(0.19)	—	(0.19)
Year Ended June 30, 2010	10.67	0.29	(g)	1.64	1.93	(0.32)	—	(0.32)
Year Ended June 30, 2009	14.74	0.28	(g)	(3.63)	(3.35)	(0.20)	(0.52)	(0.72)
Year Ended June 30, 2008	17.34	0.35	(g)	(2.06)	(1.71)	(0.65)	(0.24)	(0.89)
Year Ended June 30, 2007	14.76	0.28	(g)	2.77	3.05	(0.47)	— (h)	(0.47)
May 15, 2006 (i) through June 30, 2006	15.00	0.05		(0.24)	(0.19)	(0.05)	—	(0.05)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	12.26	0.22	(g)	2.62	2.84	(0.18)	—	(0.18)
Year Ended June 30, 2010	10.66	0.26	(g)	1.65	1.91	(0.31)	—	(0.31)
Year Ended June 30, 2009	14.74	0.26	(g)	(3.63)	(3.37)	(0.19)	(0.52)	(0.71)
Year Ended June 30, 2008	17.34	0.34	(g)	(2.07)	(1.73)	(0.63)	(0.24)	(0.87)
Year Ended June 30, 2007	14.76	0.26	(g)	2.77	3.03	(0.45)	— (h)	(0.45)
May 15, 2006 (i) through June 30, 2006	15.00	0.05		(0.25)	(0.20)	(0.04)	—	(0.04)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Amount rounds to less than $0.01.
(i)	Commencement of operations.
(j)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

88	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.90	23.14%	$90,743	0.29%	2.75%	0.60%	11%
12.24	17.71	50,347	0.30	1.92	0.65	28
10.64	(22.48)	12,946	0.44	2.12	0.71	52
14.72	(10.65)	9,084	0.44	1.92	0.72	36
17.32	20.45	1,089	0.44	1.33	0.54	25
14.76	(1.34)	26	0.43	2.73	0.72	6

14.81	22.76	4,011	0.94	2.02	1.10	11
12.17	16.90	2,313	0.94	1.42	1.15	28
10.60	(22.86)	493	0.94	1.68	1.21	52
14.71	(11.12)	277	0.94	1.59	1.21	36
17.33	19.84	56	0.94	0.82	1.03	25
14.76	(1.40)	25	0.94	2.17	1.28	6

14.87	22.99	1,686	0.54	2.70	0.85	11
12.22	17.37	688	0.55	1.97	0.90	28
10.63	4.33	107	0.69	2.32	1.01	52

14.95	23.29	211,958	0.04	2.70	0.20	11
12.28	18.03	160,991	0.04	2.29	0.24	28
10.67	(22.18)	127,662	0.04	2.54	0.30	52
14.74	(10.30)	126,088	0.04	2.12	0.28	36
17.34	20.94	104,191	0.04	1.68	0.14	25
14.76	(1.29)	39,928	0.04	17.10	0.36	6

14.92	23.17	153,839	0.19	3.12	0.35	11
12.26	17.79	53,197	0.19	2.05	0.40	28
10.66	(22.33)	27,195	0.19	2.49	0.46	52
14.74	(10.41)	19,182	0.19	2.10	0.48	36
17.34	20.80	5,192	0.19	1.55	0.29	25
14.76	(1.31)	99	0.19	2.93	0.51	6

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	89

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2045 Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$11.81	$0.19	(g)	$2.52	$2.71	$(0.16)	$(0.17)	$(0.33)
Year Ended June 30, 2010	10.27	0.24	(g)	1.55	1.79	(0.25)	—	(0.25)
Year Ended June 30, 2009	13.36	0.23	(g)	(3.08)	(2.85)	(0.20)	(0.04)	(0.24)
July 31, 2007 (h) through June 30, 2008	15.00	0.30	(g)	(1.40)	(1.10)	(0.54)	—	(0.54)

Class C
Six Months Ended December 31, 2010 (Unaudited)	11.81	0.23	(g)	2.43	2.66	(0.13)	(0.17)	(0.30)
Year Ended June 30, 2010	10.28	0.22	(g)	1.49	1.71	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.37	0.18	(g)	(3.07)	(2.89)	(0.16)	(0.04)	(0.20)
July 31, 2007 (h) through June 30, 2008	15.00	0.19	(g)	(1.36)	(1.17)	(0.46)	—	(0.46)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	11.81	0.24	(g)	2.44	2.68	(0.15)	(0.17)	(0.32)
Year Ended June 30, 2010	10.28	0.23	(g)	1.52	1.75	(0.22)	—	(0.22)
November 3, 2008 (i) through June 30, 2009	10.01	0.16	(g)	0.32	0.48	(0.17)	(0.04)	(0.21)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	11.84	0.18	(g)	2.54	2.72	(0.17)	(0.17)	(0.34)
Year Ended June 30, 2010	10.29	0.29	(g)	1.53	1.82	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.37	0.27	(g)	(3.08)	(2.81)	(0.23)	(0.04)	(0.27)
July 31, 2007 (h) through June 30, 2008	15.00	0.37	(g)	(1.42)	(1.05)	(0.58)	—	(0.58)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	11.84	0.18	(g)	2.54	2.72	(0.17)	(0.17)	(0.34)
Year Ended June 30, 2010	10.29	0.26	(g)	1.55	1.81	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.37	0.26	(g)	(3.08)	(2.82)	(0.22)	(0.04)	(0.26)
July 31, 2007 (h) through June 30, 2008	15.00	0.26	(g)	(1.33)	(1.07)	(0.56)	—	(0.56)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

90	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.19	23.02%	$22,529	0.29%	2.78%	0.65%	10%
11.81	17.31	10,913	0.30	1.89	0.67	42
10.27	(21.23)	1,001	0.44	2.31	0.97	60
13.36	(7.60)	296	0.44	2.27	2.28	37

14.17	22.59	921	0.94	3.31	1.14	10
11.81	16.57	198	0.94	1.81	1.17	42
10.28	(21.55)	49	0.94	1.74	1.46	60
13.37	(8.04)	30	0.94	1.40	3.55	37

14.17	22.76	1,060	0.54	3.48	0.90	10
11.81	16.94	257	0.56	1.90	0.93	42
10.28	4.98	52	0.69	2.69	1.24	60

14.22	23.09	17,371	0.04	2.70	0.25	10
11.84	17.62	11,601	0.04	2.38	0.26	42
10.29	(20.86)	8,520	0.04	2.70	0.57	60
13.37	(7.28)	3,916	0.04	2.79	1.39	37

14.22	23.01	16,493	0.19	2.71	0.40	10
11.84	17.46	9,135	0.19	2.13	0.42	42
10.29	(20.97)	5,123	0.19	2.74	0.74	60
13.37	(7.40)	412	0.19	2.01	2.14	37

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	91

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED (continued)

	Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net investment income	Net realized gain	Total distributions
SmartRetirement 2050 Fund
Class A
Six Months Ended December 31, 2010 (Unaudited)	$11.85	$0.18	(g)	$2.58	$2.76	$(0.16)	$(0.24)	$(0.40)
Year Ended June 30, 2010	10.29	0.25	(g)	1.57	1.82	(0.26)	—	(0.26)
Year Ended June 30, 2009	13.48	0.23	(g)	(3.16)	(2.93)	(0.18)	(0.08)	(0.26)
July 31, 2007 (h) through June 30, 2008	15.00	(0.05	)(g)	(1.03)	(1.08)	(0.44)	—	(0.44)

Class C
Six Months Ended December 31, 2010 (Unaudited)	11.83	0.15	(g)	2.56	2.71	(0.13)	(0.24)	(0.37)
Year Ended June 30, 2010	10.28	0.17	(g)	1.56	1.73	(0.18)	—	(0.18)
Year Ended June 30, 2009	13.49	0.15	(g)	(3.13)	(2.98)	(0.15)	(0.08)	(0.23)
July 31, 2007 (h) through June 30, 2008	15.00	0.22	(g)	(1.36)	(1.14)	(0.37)	—	(0.37)

Class R2
Six Months Ended December 31, 2010 (Unaudited)	11.84	0.15	(g)	2.59	2.74	(0.15)	(0.24)	(0.39)
Year Ended June 30, 2010	10.28	0.17	(g)	1.62	1.79	(0.23)	—	(0.23)
November 3, 2008 (i) through June 30, 2009	10.08	0.16	(g)	0.27	0.43	(0.15)	(0.08)	(0.23)

Institutional Class
Six Months Ended December 31, 2010 (Unaudited)	11.88	0.18	(g)	2.61	2.79	(0.18)	(0.24)	(0.42)
Year Ended June 30, 2010	10.31	0.29	(g)	1.56	1.85	(0.28)	—	(0.28)
Year Ended June 30, 2009	13.49	0.27	(g)	(3.16)	(2.89)	(0.21)	(0.08)	(0.29)
July 31, 2007 (h) through June 30, 2008	15.00	0.41	(g)	(1.43)	(1.02)	(0.49)	—	(0.49)

Select Class
Six Months Ended December 31, 2010 (Unaudited)	11.88	0.20	(g)	2.57	2.77	(0.17)	(0.24)	(0.41)
Year Ended June 30, 2010	10.30	0.26	(g)	1.59	1.85	(0.27)	—	(0.27)
Year Ended June 30, 2009	13.49	0.25	(g)	(3.16)	(2.91)	(0.20)	(0.08)	(0.28)
July 31, 2007 (h) through June 30, 2008	15.00	0.32	(g)	(1.36)	(1.04)	(0.47)	—	(0.47)

(a)	Annualized for periods less than one year.
(b)	Not annualized for periods less than one year.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions.
(d)	Includes earnings credits and interest expense, each of which is less than 0.01%, if applicable or unless otherwise noted.
(e)	Represents only expenses of the Fund, not Underlying Funds.
(f)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(g)	Calculated based upon average shares outstanding.
(h)	Commencement of operations.
(i)	Commencement of offering of class of shares.

SEE NOTES TO FINANCIAL STATEMENTS.

92	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (b)(c)	Net assets, end of period (000’s)	Net expenses (d)(e)	Net investment income (loss) (f)	Expenses without waivers, reimbursements and earnings credits	Portfolio turnover rate (b)

$14.21	23.35%	$15,733	0.29%	2.72%	0.58%	17%
11.85	17.56	8,152	0.30	1.98	0.74	29
10.29	(21.59)	669	0.44	2.39	1.13	66
13.48	(7.41)	98	0.44	(0.41)	3.10	63

14.17	22.92	611	0.94	2.24	1.08	17
11.83	16.80	241	0.94	1.39	1.24	29
10.28	(21.97)	90	0.94	1.54	1.64	66
13.49	(7.81)	26	0.94	1.67	3.90	63

14.19	23.14	1,441	0.54	2.29	0.83	17
11.84	17.30	1,009	0.54	1.35	1.01	29
10.28	4.44	52	0.69	2.67	1.36	66

14.25	23.51	21,343	0.04	2.65	0.18	17
11.88	17.88	15,656	0.04	2.34	0.33	29
10.31	(21.28)	6,631	0.04	2.79	0.75	66
13.49	(7.05)	1,545	0.04	3.08	2.48	63

14.24	23.35	22,517	0.19	2.90	0.33	17
11.88	17.85	12,004	0.19	2.13	0.49	29
10.30	(21.46)	2,976	0.19	2.60	0.88	66
13.49	(7.15)	522	0.19	2.41	2.52	63

SEE NOTES TO FINANCIAL STATEMENTS.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	93

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited)

1. Organization

JPMorgan Trust I (the “Trust”) was formed on November 12, 2004, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 5, 2004 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are 10 separate funds of the Trust (collectively, the “Funds”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
SmartRetirement Income Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2010 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2015 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2020 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2025 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2030 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2035 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2040 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2045 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified
SmartRetirement 2050 Fund	Class A, Class C, Class R2, Institutional Class and Select Class	Diversified

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to the Class R2, Select Class and Institutional Class Shares. All classes of shares have equal rights as to earnings, assets and voting privileges except that each class may bear different distribution and shareholder servicing fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Funds’ prospectus.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in accordance with accounting principles generally accepted in the United States of America. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

A. Valuation of Investments — Investments in J.P. Morgan Funds (the “Underlying Funds”) are valued at the current day’s closing net asset value per share.

Fixed income securities (other than certain short-term investments maturing in less than 61 days) are valued each day based on readily available market quotations received from third party broker-dealers of comparable securities or independent or affiliated pricing services approved by the Board of Trustees. Such pricing services and broker-dealers will generally provide bid-side quotations. Generally, short-term investments of sufficient credit quality maturing in less than 61 days are valued at amortized cost, which approximates market value. Futures and options shall generally be valued on the basis of available market quotations.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Board of Trustees. Valuations may be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. It is possible that the estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and such differences could be material.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the fair value of the Funds’ investments are summarized into the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical securities
•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

94	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

The following tables represent each valuation input by sector as presented on the Schedules of Portfolio Investments (“SOIs”):

SmartRetirement Income Fund #

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$249,970,011	$2,546,434	$—	$252,516,445

Appreciation in Other Financial Instruments
Futures Contracts	$618,018	$—	$—	$618,018

Depreciation in Other Financial Instruments
Futures Contracts	$(258,564)	$—	$—	$(258,564)

SmartRetirement 2010 Fund #
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$240,515,131	$2,521,406	$—	$243,036,537

Appreciation in Other Financial Instruments
Futures Contracts	$641,393	$—	$—	$641,393

Depreciation in Other Financial Instruments
Futures Contracts	$(248,553)	$—	$—	$(248,553)

SmartRetirement 2015 Fund #
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$375,178,018	$3,977,224	$—	$379,155,242

Appreciation in Other Financial Instruments
Futures Contracts	$1,143,648	$—	$—	$1,143,648

Depreciation in Other Financial Instruments
Futures Contracts	$(475,497)	$—	$—	$(475,497)

SmartRetirement 2020 Fund #
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$755,062,728	$11,611,488	$—	$766,674,216

Appreciation in Other Financial Instruments
Futures Contracts	$3,563,740	$—	$—	$3,563,740

Depreciation in Other Financial Instruments
Futures Contracts	$(1,393,576)	$—	$—	$(1,393,576)

SmartRetirement 2025 Fund #
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$233,381,496	$4,572,549	$—	$237,954,045

Appreciation in Other Financial Instruments
Futures Contracts	$1,395,258	$—	$—	$1,395,258

Depreciation in Other Financial Instruments
Futures Contracts	$(578,281)	$—	$—	$(578,281)

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	95

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

SmartRetirement 2030 Fund #
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$650,931,712	$12,987,221	$—	$663,918,933

Appreciation in Other Financial Instruments
Futures Contracts	$4,131,325	$—	$—	$4,131,325

Depreciation in Other Financial Instruments
Futures Contracts	$(1,628,895)	$—	$—	$(1,628,895)

SmartRetirement 2035 Fund #
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$148,733,224	$2,861,595	$—	$151,594,819

Appreciation in Other Financial Instruments
Futures Contracts	$877,812	$—	$—	$877,812

Depreciation in Other Financial Instruments
Futures Contracts	$(369,963)	$—	$—	$(369,963)

SmartRetirement 2040 Fund #
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$451,665,235	$9,135,076	$—	$460,800,311

Appreciation in Other Financial Instruments
Futures Contracts	$2,791,290	$—	$—	$2,791,290

Depreciation in Other Financial Instruments
Futures Contracts	$(1,137,562)	$—	$—	$(1,137,562)

SmartRetirement 2045 Fund #
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$56,853,389	$1,125,625	$—	$57,979,014

Appreciation in Other Financial Instruments
Futures Contracts	$333,670	$—	$—	$333,670

Depreciation in Other Financial Instruments
Futures Contracts	$(133,031)	$—	$—	$(133,031)

SmartRetirement 2050 Fund #
	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Total Investments in Securities	$59,866,809	$1,270,711	$—	$61,137,520

Appreciation in Other Financial Instruments
Futures Contracts	$363,206	$—	$—	$363,206

Depreciation in Other Financial Instruments
Futures Contracts	$(154,485)	$—	$—	$(154,485)

#	Portfolio holdings designated as Level 1 and Level 2 are disclosed individually in the SOIs. Level 2 consists of a U.S. Treasury Note that is held for futures collateral. Please refer to the SOIs for industry specifics of the portfolio holdings.

96	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

There were no transfers between Levels 1 and 2 during the six months ended December 31, 2010.

B. Futures Contracts — The Funds use futures contracts to gain exposure to or to overweight or underweight allocations among various sectors or markets, maintain liquidity and minimize transaction costs. The Funds buy futures contracts to immediately invest incoming cash in the market or sell futures in response to cash outflows, thereby simulating an invested position in the underlying index while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. Upon entering into a futures contract, the Funds are required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Funds periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as unrealized appreciation or depreciation in the Statements of Operations. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported in the Statements of Operations at the closing or expiration of futures contracts. Securities deposited as initial margin are designated in the SOIs and cash deposited is recorded on the Statements of Assets and Liabilities. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the Statements of Assets and Liabilities.

The Funds may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Funds to risk of loss in excess of the amounts shown on the Statements of Assets and Liabilities, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Funds to unlimited risk of loss. The Funds may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Funds’ credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

The tables below disclose the volume of the Funds’ derivatives activities as of December 31, 2010:

	Average Notional Balance	Ending Notional Balance
SmartRetirement Income Fund
Long Futures Contracts:
Equity	$12,989,348	$18,369,326
Interest Rate	9,773,337	16,436,452
Short Futures Contracts:
Equity	9,429,810	11,527,301
Interest Rate	5,801,597	7,780,227
SmartRetirement 2010 Fund
Long Futures Contracts:
Equity	12,758,637	19,271,653
Interest Rate	8,811,073	15,847,858
Short Futures Contracts:
Equity	9,184,100	10,357,567
Interest Rate	4,980,718	7,712,241
SmartRetirement 2015 Fund
Long Futures Contracts:
Equity	23,965,709	32,134,075
Interest Rate	20,528,152	32,863,043
Short Futures Contracts:
Equity	13,879,954	16,730,907
Interest Rate	11,332,881	14,100,535
SmartRetirement 2020 Fund
Long Futures Contracts:
Equity	65,202,957	97,738,743
Interest Rate	53,743,071	95,926,947
Short Futures Contracts:
Equity	38,912,201	50,022,978
Interest Rate	31,876,029	49,681,379
SmartRetirement 2025 Fund
Long Futures Contracts:
Equity	25,855,119	38,245,340
Interest Rate	21,379,793	40,148,443

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	97

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

	Average Notional Balance	Ending Notional Balance
Short Futures Contracts:
Equity	$15,474,486	$20,225,338
Interest Rate	12,517,599	20,808,066
SmartRetirement 2030 Fund
Long Futures Contracts:
Equity	74,240,524	112,027,718
Interest Rate	58,988,970	110,476,314
Short Futures Contracts:
Equity	45,514,619	58,984,247
Interest Rate	35,668,867	62,188,609
SmartRetirement 2035 Fund
Long Futures Contracts:
Equity	16,457,949	24,398,999
Interest Rate	13,242,398	25,509,064
Short Futures Contracts:
Equity	10,060,235	13,237,809
Interest Rate	7,534,077	12,706,162
SmartRetirement 2040 Fund
Long Futures Contracts:
Equity	50,158,396	76,228,717
Interest Rate	41,773,343	78,068,500
Short Futures Contracts:
Equity	31,537,354	40,641,507
Interest Rate	25,201,410	42,270,123
SmartRetirement 2045 Fund
Long Futures Contracts:
Equity	6,153,911	9,262,362
Interest Rate	4,618,888	9,610,966
Short Futures Contracts:
Equity	3,698,060	4,805,138
Interest Rate	2,883,296	4,806,595
SmartRetirement 2050 Fund
Long Futures Contracts:
Equity	6,839,843	10,446,005
Interest Rate	4,962,182	9,834,342
Short Futures Contracts:
Equity	4,053,164	5,289,734
Interest Rate	3,122,805	5,159,751

C. Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year. Accordingly, such foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions.

Reported realized foreign currency gains or losses arise from the disposition of foreign currency, purchase of foreign currency in certain countries (such as Brazil) that impose a tax in such purchases, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on each Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. Unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at year end.

98	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

D. Summary of Derivative Information — The following tables present the value of derivatives held as of December 31, 2010, by their primary underlying risk exposure and respective location on the Statements of Assets and Liabilities:

SmartRetirement Income Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$135,361
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	482,657

Total		$618,018

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(198,573)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(59,991)

Total		$(258,564)

SmartRetirement 2010 Fund

Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$131,203
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	510,190

Total		$641,393

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(188,561)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(59,992)

Total		$(248,553)

	SmartRetirement 2015 Fund
Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$266,265
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	877,383

Total		$1,143,648

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(383,510)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(91,987)

Total		$(475,497)

SmartRetirement 2020 Fund
Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$932,701
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,631,039

Total		$3,563,740

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,121,614)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(271,962)

Total		$(1,393,576)

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	99

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

	SmartRetirement 2025 Fund
Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$353,005
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	1,042,253

Total		$1,395,258

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(474,296)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(103,985)

Total		$(578,281)

	SmartRetirement 2030 Fund
Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$1,126,969
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	3,004,356

Total		$4,131,325

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(1,312,940)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(315,955)

Total		$(1,628,895)

	SmartRetirement 2035 Fund
Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$221,277
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	656,535

Total		$877,812

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(301,973)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(67,990)

Total		$(369,963)

	SmartRetirement 2040 Fund
Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$759,921
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	2,031,369

Total		$2,791,290

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(913,593)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(223,969)

Total		$(1,137,562)

100	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	SmartRetirement 2045 Fund
Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$91,273
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	242,397

Total		$333,670

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(109,034)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(23,997)

Total		$(133,031)

	SmartRetirement 2050 Fund
Derivative Contract	Statement of Assets and Liabilities Location
Assets:		Futures Contracts (a)
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	$99,216
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	263,990

Total		$363,206

Liabilities:
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	$(126,489)
Equity contracts	Payables, Net Assets — Unrealized Depreciation	(27,996)

Total		$(154,485)

(a)	This amount represents the cumulative appreciation/depreciation of futures contracts as reported on the SOIs. The Statements of Assets and Liabilities only reflect the current day variation margin receivable/payable to brokers.

The following tables present the effect of derivatives on the Statements of Operations for the six months ended December 31, 2010, by primary underlying risk exposure.

SmartRetirement Income Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(170,822)
Equity contracts	1,071,017

Total	$900,195

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(85,529)
Equity contracts	362,251

Total	$276,722

SmartRetirement 2010 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(162,027)
Equity contracts	947,887

Total	$785,860

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(65,242)
Equity contracts	404,085

Total	$338,843

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	101

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

SmartRetirement 2015 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(221,782)
Equity contracts	2,314,730

Total	$2,092,948

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(156,499)
Equity contracts	793,909

Total	$637,410

SmartRetirement 2020 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(745,433)
Equity contracts	5,727,873

Total	$4,982,440

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(327,175)
Equity contracts	2,299,436

Total	$1,972,261

SmartRetirement 2025 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(260,385)
Equity contracts	2,013,492

Total	$1,753,107

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(172,693)
Equity contracts	913,527

Total	$740,834

SmartRetirement 2030 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(862,295)
Equity contracts	6,000,917

Total	$5,138,622

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(333,552)
Equity contracts	2,646,326

Total	$2,312,774

102	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

SmartRetirement 2035 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(162,401)
Equity contracts	1,323,360

Total	$1,160,959

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(120,583)
Equity contracts	564,104

Total	$443,521

SmartRetirement 2040 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(583,254)
Equity contracts	4,153,570

Total	$3,570,316

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(255,793)
Equity contracts	1,764,697

Total	$1,508,904

SmartRetirement 2045 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(92,800)
Equity contracts	489,481

Total	$396,681

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(29,381)
Equity contracts	205,647

Total	$176,266

SmartRetirement 2050 Fund

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(99,155)
Equity contracts	548,640

Total	$449,485

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivative Contract	Futures Contracts
Interest rate contracts	$(37,321)
Equity contracts	228,129

Total	$190,808

The Funds’ derivatives contracts held at December 31, 2010 are not accounted for as hedging instruments under accounting principles generally accepted in the United States of America.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	103

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

E. Transactions with Affiliates — The Funds invest in Underlying Funds advised by J.P. Morgan Investment Management, Inc. (“JPMIM” or the “Advisor”) or their affiliates pursuant to Section 12(d)(1)(G) of the 1940 Act. Included in the purchases and sales amounts in the table below are exchanges between certain share classes of the Underlying Funds. Such exchanges are not treated as purchases and sales for the purpose of recognizing realized gains (losses) or portfolio turnover.

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
SmartRetirement Income Fund
JPMorgan Core Bond Fund, Class R5 Shares	$61,693,153	$22,486,117	$84,092,098	$16,947	$1,161,117	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	—	85,388,616	—	—	296,519	7,438,817	85,323,228
JPMorgan Disciplined Equity Fund, Institutional Class Shares	14,211,413	4,685,346	22,544,735	62,147	135,346	—	—
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	21,044,735	—	—	—	1,308,752	21,044,735
JPMorgan Emerging Economies Fund, Class R5 Shares	—	2,307,704	—	—	7,704	160,707	2,349,542
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	8,080,799	5,158,559	—	—	363,558	1,695,497	13,597,886
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	5,168,493	1,347,822	—	—	42,822	321,198	7,917,540
JPMorgan Growth Advantage Fund, Class R5 Shares	2,222,595	900,000	—	—	—	425,932	3,769,499
JPMorgan High Yield Fund, Class R5 Shares	16,303,228	4,770,590	22,198,996	73,646	646,945	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	22,833,929	—	—	—	2,801,544	22,832,583
JPMorgan Inflation Managed Bond Fund, Class R5 Shares	—	15,142,378	15,006,103	56,679	179,277	—	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	14,949,424	—	—	—	1,462,762	14,978,680
JPMorgan International Equity Fund, Class R5 Shares	5,922,702	831,230	8,315,278	(1,357,597)	31,231	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	7,280,278	—	—	—	527,174	7,311,908
JPMorgan International Opportunities Fund, Institutional Class Shares	5,886,718	2,287,771	9,612,969	(373,959)	193,271	—	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	7,767,968	—	—	—	580,566	7,808,608
JPMorgan International Realty Fund, Class R5 Shares	1,902,934	197,116	—	—	197,116	251,596	2,440,485
JPMorgan Intrepid America Fund, Class R5 Shares	3,512,056	306,606	—	—	56,607	204,348	4,673,428
JPMorgan Intrepid International Fund, Institutional Class Shares	1,642,080	1,595,175	—	—	65,175	212,220	3,658,667
JPMorgan Prime Money Market Fund, Institutional Class Shares	18,607,685	53,242,149	49,011,564	—	14,215	22,838,270	22,838,270
JPMorgan Real Return Fund, Institutional Class Shares	16,895,557	2,123,676	12,695,000	1,027,113	113,676	706,184	6,828,800
JPMorgan Realty Income Fund, Class R5 Shares	4,939,828	895,857	4,330,000	1,086,310	34,117	268,769	2,526,433
JPMorgan Small Cap Equity Fund, Class R5 Shares	1,958,994	967,673	98,034	98,034	19,637	96,690	3,554,318
JPMorgan Small Cap Growth Fund, Institutional Class Shares	351,522	1,325,000	1,824,527	—	—	—	—
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	1,824,527	—	—	—	152,936	1,804,645
JPMorgan Small Cap Value Fund, Class R5 Shares	349,511	1,370,609	1,847,282	—	609	—	—

104	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
SmartRetirement Income Fund (continued)
JPMorgan Small Cap Value Fund, Class R6 Shares	$—	$1,847,283	$—	$—	$—	96,163	$1,828,050
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	1,778,043	550,000	2,768,811	691,931	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	5,361,983	3,778,735	10,766,577	79,960	23,735	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	—	9,266,577	—	—	—	902,296	9,257,554
JPMorgan Value Advantage Fund, Institutional Class Shares	2,255,230	935,413	—	—	35,413	199,403	3,625,152

Total	$179,044,524			$1,461,211	$3,618,090		$249,970,011

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
SmartRetirement 2010 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$52,109,204	$32,063,960	$83,967,864	$(65,554)	$1,111,960	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	—	81,420,581	—	—	282,718	7,092,589	81,351,994
JPMorgan Disciplined Equity Fund, Institutional Class Shares	12,051,086	6,507,139	22,127,719	71,122	137,140	—	—
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	20,407,719	—	—	—	1,269,137	20,407,719
JPMorgan Emerging Economies Fund, Class R5 Shares	—	2,282,621	—	—	7,620	158,961	2,324,004
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	6,551,749	6,726,169	420,000	(45,094)	343,168	1,639,380	13,147,825
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	4,577,871	1,773,983	—	—	43,983	312,894	7,712,843
JPMorgan Growth Advantage Fund, Class R5 Shares	1,938,548	1,040,000	—	—	—	420,931	3,725,237
JPMorgan High Yield Fund, Class R5 Shares	13,142,955	8,035,562	22,198,064	31,185	744,523	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	21,516,024	—	—	—	2,640,003	21,516,024
JPMorgan Inflation Managed Bond Fund, Class R5 Shares	—	15,407,742	15,298,082	49,622	18,121	—	—
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	—	15,248,461	—	—	—	1,492,022	15,278,301
JPMorgan International Equity Fund, Class R5 Shares	5,622,921	2,103,559	9,246,853	(1,087,260)	33,559	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	7,431,853	—	—	—	538,150	7,464,142
JPMorgan International Opportunities Fund, Institutional Class Shares	5,467,209	2,987,710	9,996,658	(142,701)	176,710	—	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	6,671,658	—	—	—	498,629	6,706,562
JPMorgan International Realty Fund, Class R5 Shares	1,574,621	707,425	—	—	207,424	264,754	2,568,114
JPMorgan Intrepid America Fund, Class R5 Shares	3,401,092	2,141,808	1,950,000	(45,348)	55,808	201,466	4,607,526
JPMorgan Intrepid International Fund, Institutional Class Shares	1,425,958	1,876,495	—	—	66,496	216,522	3,732,832

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	105

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
SmartRetirement 2010 Fund (continued)
JPMorgan Prime Money Market Fund, Institutional Class Shares	$10,809,707	$61,750,892	$49,096,951	$—	$9,797	23,463,648	$23,463,648
JPMorgan Real Return Fund, Institutional Class Shares	12,349,213	4,841,302	10,630,000	595,486	96,303	719,590	6,958,435
JPMorgan Realty Income Fund, Class R5 Shares	4,735,637	2,129,386	4,520,000	813,047	41,386	358,420	3,369,144
JPMorgan Small Cap Equity Fund, Class R5 Shares	1,439,941	1,361,881	93,211	93,211	18,671	91,933	3,379,445
JPMorgan Small Cap Growth Fund, Institutional Class Shares	396,322	300,001	919,525	—	—	—	—
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	919,525	—	—	—	77,077	909,505
JPMorgan Small Cap Value Fund, Class R5 Shares	393,667	321,211	882,166	—	1,211	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	882,165	—	—	—	45,922	872,981
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	1,412,628	—	1,691,827	596,427	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	5,105,262	5,447,759	12,402,037	266,535	27,758	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	—	7,402,037	—	—	—	720,744	7,394,830
JPMorgan Value Advantage Fund, Institutional Class Shares	2,187,272	912,077	—	—	47,077	199,341	3,624,020

Total	$146,692,863			$1,130,678	$3,471,433		$240,515,131

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
SmartRetirement 2015 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$94,665,616	$31,416,400	$125,971,467	$155,351	$1,636,399	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	—	124,896,455	—	—	424,988	10,879,704	124,790,208
JPMorgan Disciplined Equity Fund, Institutional Class Shares	22,261,460	8,627,197	36,707,303	82,863	217,198	—	—
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	34,707,303	—	—	—	2,158,414	34,707,303
JPMorgan Emerging Economies Fund, Class R5 Shares	—	6,872,945	—	—	22,945	478,629	6,997,549
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	11,192,228	6,910,558	—	—	480,559	2,316,397	18,577,500
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	11,167,589	1,287,089	—	—	87,089	619,546	15,271,808
JPMorgan Growth Advantage Fund, Class R5 Shares	6,929,771	1,090,000	—	—	—	1,154,701	10,219,103
JPMorgan High Yield Fund, Class R5 Shares	20,663,072	5,752,900	27,770,742	89,839	971,659	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	27,874,500	—	—	—	3,420,184	27,874,500
JPMorgan Inflation Managed Bond Fund, Class R5 Shares	—	8,052,586	8,011,816	20,207	7,379	—	—

106	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
SmartRetirement 2015 Fund (continued)
JPMorgan Inflation Managed Bond Fund, Class R6 Shares	$—	$7,991,609	$—	$—	$—	781,958	$8,007,248
JPMorgan International Equity Fund, Class R5 Shares	15,096,335	2,584,616	21,413,688	(6,483,865)	69,615	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	16,478,688	—	—	—	1,193,243	16,550,282
JPMorgan International Opportunities Fund, Institutional Class Shares	14,755,979	3,087,091	21,145,351	(762,567)	437,091	—	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	17,855,351	—	—	—	1,334,481	17,948,765
JPMorgan International Realty Fund, Class R5 Shares	4,109,357	425,669	—	—	425,669	543,319	5,270,190
JPMorgan Intrepid America Fund, Class R5 Shares	10,702,187	2,188,335	—	—	188,335	679,879	15,548,840
JPMorgan Intrepid International Fund, Institutional Class Shares	3,906,258	2,421,166	—	—	131,165	427,095	7,363,119
JPMorgan Prime Money Market Fund, Institutional Class Shares	7,786,681	61,434,490	60,745,580	—	3,978	8,475,591	8,475,591
JPMorgan Real Return Fund, Institutional Class Shares	7,117,397	43,201	4,420,000	401,185	43,201	303,791	2,937,657
JPMorgan Realty Income Fund, Class R5 Shares	12,156,051	103,241	4,880,000	1,637,002	103,242	1,030,106	9,683,000
JPMorgan Small Cap Equity Fund, Class R5 Shares	3,622,310	894,525	149,566	149,566	29,960	147,514	5,422,631
JPMorgan Small Cap Growth Fund, Institutional Class Shares	2,079,954	850,000	3,860,488	—	—	—	—
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	3,860,488	—	—	—	323,595	3,818,421
JPMorgan Small Cap Value Fund, Class R5 Shares	2,050,842	854,574	3,472,815	—	3,574	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	3,472,815	—	—	—	180,782	3,436,659
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	3,728,356	—	4,350,381	1,291,178	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	15,742,337	4,567,397	24,437,079	88,845	67,397	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	—	22,437,079	—	—	—	2,184,720	22,415,232
JPMorgan Value Advantage Fund, Institutional Class Shares	6,951,650	1,428,115	—	—	128,115	542,487	9,862,412

Total	$276,685,430			$(3,330,396)	$5,479,558		$375,178,018

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
SmartRetirement 2020 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$119,714,350	$80,073,143	$199,456,341	$71,706	$2,333,144	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	—	199,147,843	—	—	691,502	17,347,843	198,979,763
JPMorgan Disciplined Equity Fund, Institutional Class Shares	36,571,729	32,705,946	80,709,247	—	480,946	—	—

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	107

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
SmartRetirement 2020 Fund (continued)
JPMorgan Disciplined Equity Fund, Class R6 Shares	$—	$80,709,247	$—	$—	$—	5,019,232	$80,709,247
JPMorgan Emerging Economies Fund, Class R5 Shares	—	18,160,628	—	—	60,627	1,264,697	18,489,874
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	15,085,856	22,087,860	—	—	907,860	4,702,186	37,711,534
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	22,896,693	9,706,832	—	—	221,832	1,578,099	38,900,136
JPMorgan Growth Advantage Fund, Class R5 Shares	16,287,878	5,859,000	—	—	—	3,156,384	27,933,999
JPMorgan High Yield Fund, Class R5 Shares	35,248,755	20,396,181	58,213,208	188,018	1,923,984	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	58,431,010	—	—	—	7,169,449	58,431,010
JPMorgan International Equity Fund, Class R5 Shares	27,555,633	14,394,792	49,479,849	(7,671,958)	164,791	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	40,954,849	—	—	—	2,965,594	41,132,785
JPMorgan International Opportunities Fund, Institutional Class Shares	28,686,965	13,071,854	48,732,721	(1,328,798)	1,071,854	—	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	40,467,720	—	—	—	3,024,493	40,679,435
JPMorgan International Realty Fund, Class R5 Shares	7,264,987	1,569,021	—	—	819,021	1,045,388	10,140,267
JPMorgan Intrepid America Fund, Class R5 Shares	21,774,499	7,727,516	—	—	427,515	1,543,311	35,295,526
JPMorgan Intrepid International Fund, Institutional Class Shares	8,748,964	7,239,523	—	—	329,524	1,072,985	18,498,255
JPMorgan Prime Money Market Fund, Institutional Class Shares	13,402,069	110,957,950	109,697,519	—	8,075	14,662,500	14,662,500
JPMorgan Realty Income Fund, Class R5 Shares	21,371,926	6,239,421	12,400,000	1,437,761	214,421	2,079,365	19,546,032
JPMorgan Small Cap Equity Fund, Class R5 Shares	6,242,258	5,142,788	290,191	290,191	72,597	357,451	13,139,903
JPMorgan Small Cap Growth Fund, Institutional Class Shares	5,255,155	1,300,001	8,819,142	—	—	—	—
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	8,819,141	—	—	—	739,241	8,723,040
JPMorgan Small Cap Value Fund, Class R5 Shares	5,245,219	1,511,601	8,450,837	—	11,601	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	8,450,837	—	—	—	439,919	8,362,853
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	8,882,972	900,000	11,684,852	3,190,931	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	31,462,970	18,859,245	59,460,746	107,092	159,245	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	—	55,960,747	—	—	—	5,448,953	55,906,257
JPMorgan Value Advantage Fund, Institutional Class Shares	17,112,621	6,668,394	—	—	361,394	1,530,270	27,820,312

Total	$448,811,499			$(3,715,057)	$10,259,933		$755,062,728

108	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
SmartRetirement 2025 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$24,387,910	$13,524,940	$37,883,748	$47,503	$430,940	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	—	37,212,963	—	—	129,215	3,241,663	37,181,880
JPMorgan Disciplined Equity Fund, Institutional Class Shares	11,659,996	12,954,947	28,381,686	(25,668)	156,948	—	—
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	30,521,686	—	—	—	1,898,253	30,523,915
JPMorgan Emerging Economies Fund, Class R5 Shares	—	6,556,890	—	—	21,890	456,619	6,675,764
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	4,258,617	7,409,574	—	—	272,575	1,469,492	11,785,329
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	8,342,834	3,854,301	—	—	82,661	588,043	14,495,261
JPMorgan Growth Advantage Fund, Class R5 Shares	6,005,425	2,115,000	—	—	—	1,155,022	10,221,946
JPMorgan High Yield Fund, Class R5 Shares	11,291,485	6,370,037	18,466,447	60,297	605,470	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	18,534,880	—	—	—	2,274,218	18,534,880
JPMorgan International Equity Fund, Class R5 Shares	10,356,839	3,736,708	16,790,725	(456,781)	55,707	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	14,255,725	—	—	—	1,032,276	14,317,662
JPMorgan International Opportunities Fund, Institutional Class Shares	10,200,477	6,254,631	18,987,711	86,607	387,101	—	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	15,402,711	—	—	—	1,151,174	15,483,293
JPMorgan International Realty Fund, Class R5 Shares	2,370,662	532,606	—	—	268,606	342,846	3,325,602
JPMorgan Intrepid America Fund, Class R5 Shares	7,744,716	2,787,379	—	—	152,379	550,081	12,580,344
JPMorgan Intrepid International Fund, Institutional Class Shares	3,019,136	3,587,761	—	—	132,761	432,293	7,452,737
JPMorgan Prime Money Market Fund, Institutional Class Shares	3,009,465	58,484,438	56,871,025	—	2,810	4,622,878	4,622,878
JPMorgan Realty Income Fund, Class R5 Shares	7,099,576	787,684	2,660,000	568,689	70,134	716,778	6,737,714
JPMorgan Small Cap Equity Fund, Class R5 Shares	2,589,053	886,527	113,744	113,744	22,784	112,184	4,123,868
JPMorgan Small Cap Growth Fund, Institutional Class Shares	1,623,799	812,001	3,238,967	—	—	—	—
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	3,238,967	—	—	—	271,498	3,203,672
JPMorgan Small Cap Value Fund, Class R5 Shares	1,589,031	723,303	2,874,622	—	3,303	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	2,874,622	—	—	—	149,642	2,844,694
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	3,587,919	400,000	4,756,408	995,618	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	11,265,201	6,092,176	20,679,237	66,633	52,176	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	—	19,179,237	—	—	—	1,867,501	19,160,562
JPMorgan Value Advantage Fund, Institutional Class Shares	6,225,297	2,431,325	—	—	131,325	556,078	10,109,495

Total	$136,627,438			$1,456,642	$2,978,785		$233,381,496

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	109

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
SmartRetirement 2030 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$39,950,286	$30,197,067	$70,152,424	$313,996	$672,068	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	—	62,368,983	—	—	216,559	5,432,855	62,314,843
JPMorgan Disciplined Equity Fund, Institutional Class Shares	36,634,090	36,352,705	84,664,590	—	502,705	—	—
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	84,664,590	—	—	—	5,265,211	84,664,590
JPMorgan Emerging Economies Fund, Class R5 Shares	—	18,260,962	—	—	60,962	1,271,685	18,592,028
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	9,247,944	20,298,300	—	—	687,299	3,713,491	29,782,202
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	25,559,347	11,501,835	—	—	251,836	1,791,549	44,161,680
JPMorgan Growth Advantage Fund, Class R5 Shares	19,371,246	5,732,000	—	—	—	3,587,147	31,746,254
JPMorgan High Yield Fund, Class R5 Shares	30,063,948	16,355,677	48,578,859	159,564	1,614,750	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	48,757,933	—	—	—	5,982,568	48,757,933
JPMorgan International Equity Fund, Class R5 Shares	32,332,081	12,835,201	53,836,175	(12,021,597)	185,202	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	44,786,175	—	—	—	3,243,025	44,980,757
JPMorgan International Opportunities Fund, Institutional Class Shares	31,104,268	17,323,742	56,051,234	(1,507,458)	1,219,742	—	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	46,051,234	—	—	—	3,441,796	46,292,160
JPMorgan International Realty Fund, Class R5 Shares	7,071,494	1,821,136	—	—	821,136	1,048,088	10,166,458
JPMorgan Intrepid America Fund, Class R5 Shares	23,690,074	10,056,282	—	—	486,283	1,755,459	40,147,340
JPMorgan Intrepid International Fund, Institutional Class Shares	9,652,612	14,299,391	—	—	429,390	1,548,049	26,688,366
JPMorgan Prime Money Market Fund, Institutional Class Shares	9,732,000	91,465,378	88,028,967	—	7,378	13,168,411	13,168,411
JPMorgan Realty Income Fund, Class R5 Shares	21,390,515	6,122,140	13,090,000	1,349,984	208,140	1,990,598	18,711,619
JPMorgan Small Cap Equity Fund, Class R5 Shares	7,837,119	3,199,244	365,941	365,941	73,302	360,922	13,267,493
JPMorgan Small Cap Growth Fund, Institutional Class Shares	5,668,778	2,300,000	10,639,525	—	—	—	—
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	10,639,525	—	—	—	891,829	10,523,587
JPMorgan Small Cap Value Fund, Class R5 Shares	5,621,358	2,762,994	10,361,234	—	12,995	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	10,361,234	—	—	—	539,367	10,253,361
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	11,329,888	800,000	14,499,903	3,841,713	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	35,113,635	20,431,710	65,948,036	66,634	181,710	—	—

110	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
SmartRetirement 2030 Fund (continued)
JPMorgan U.S. Equity Fund, Class R6 Shares	$—	$64,448,036	$—	$—	$—	6,275,369	$64,385,282
JPMorgan Value Advantage Fund, Institutional Class Shares	19,336,849	8,374,943	—	—	419,941	1,778,182	32,327,348

Total	$380,707,532			$(7,431,223)	$8,051,398		$650,931,712

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
SmartRetirement 2035 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$4,377,187	$521,965	$4,918,591	$68,367	$55,964	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	—	3,581,024	—	—	12,434	311,937	3,577,916
JPMorgan Disciplined Equity Fund, Institutional Class Shares	8,881,772	10,694,458	22,306,885	—	119,458	—	—
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	23,806,886	—	—	—	1,480,586	23,807,819
JPMorgan Emerging Economies Fund, Class R5 Shares	—	3,963,231	—	—	13,231	275,997	4,035,083
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	1,861,885	4,047,429	—	—	137,430	740,519	5,938,958
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	6,271,128	2,978,401	—	—	58,401	443,476	10,931,672
JPMorgan Growth Advantage Fund, Class R5 Shares	4,761,771	1,765,001	—	—	—	913,802	8,087,151
JPMorgan High Yield Fund, Class R5 Shares	6,645,942	3,271,377	10,368,054	33,892	337,761	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	10,406,437	—	—	—	1,276,863	10,406,437
JPMorgan International Equity Fund, Class R5 Shares	7,932,300	3,655,560	13,691,523	(591,540)	43,560	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	11,641,522	—	—	—	842,978	11,692,101
JPMorgan International Opportunities Fund, Institutional Class Shares	7,966,714	3,748,814	13,547,226	2,835	298,814	—	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	11,907,226	—	—	—	889,927	11,969,521
JPMorgan International Realty Fund, Class R5 Shares	1,802,583	186,720	—	—	186,721	238,328	2,311,786
JPMorgan Intrepid America Fund, Class R5 Shares	6,244,215	2,343,768	—	—	123,767	446,794	10,218,179
JPMorgan Intrepid International Fund, Institutional Class Shares	2,658,478	2,454,114	—	—	104,113	339,011	5,844,546
JPMorgan Prime Money Market Fund, Institutional Class Shares	1,825,020	31,422,480	30,529,602	—	1,563	2,717,898	2,717,898
JPMorgan Realty Income Fund, Class R5 Shares	5,215,232	348,790	1,935,000	491,539	48,789	496,363	4,665,815
JPMorgan Small Cap Equity Fund, Class R5 Shares	2,077,256	738,787	92,298	92,298	18,488	91,032	3,346,343
JPMorgan Small Cap Growth Fund, Institutional Class Shares	1,472,507	720,001	2,910,752	—	—	—	—

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	111

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
SmartRetirement 2035 Fund (continued)
JPMorgan Small Cap Growth Fund, Class R6 Shares	$—	$2,910,751	$—	$—	$—	243,986	$2,879,033
JPMorgan Small Cap Value Fund, Class R5 Shares	1,522,365	302,653	2,265,369	—	2,653	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	2,265,368	—	—	—	117,927	2,241,783
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	2,877,793	—	3,446,575	783,377	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	8,922,383	4,701,891	16,164,914	—	40,891	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	—	16,164,914	—	—	—	1,573,994	16,149,174
JPMorgan Value Advantage Fund, Institutional Class Shares	4,844,644	1,977,779	—	—	102,779	435,204	7,912,009

Total	$88,161,175			$880,768	$1,706,817		$148,733,224

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
SmartRetirement 2040 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$13,312,919	$5,185,971	$18,528,340	$314,913	$175,971	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	—	12,070,250	—	—	41,911	1,051,419	12,059,772
JPMorgan Disciplined Equity Fund, Institutional Class Shares	26,557,615	32,747,901	67,666,802	—	392,901	—	—
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	67,666,802	—	—	—	4,208,134	67,666,802
JPMorgan Emerging Economies Fund, Class R5 Shares	—	12,642,205	—	—	42,205	880,397	12,871,404
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	5,692,806	11,938,480	—	—	423,481	2,216,860	17,779,214
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	18,908,427	8,496,363	—	—	181,363	1,323,331	32,620,107
JPMorgan Growth Advantage Fund, Class R5 Shares	14,593,921	4,810,000	—	—	—	2,760,936	24,434,284
JPMorgan High Yield Fund, Class R5 Shares	19,872,835	9,687,503	30,968,168	104,527	1,053,832	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	32,279,497	—	—	—	3,960,674	32,279,497
JPMorgan International Equity Fund, Class R5 Shares	23,601,653	9,849,069	39,799,722	(7,464,061)	139,068	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	34,569,722	—	—	—	2,503,238	34,719,916
JPMorgan International Opportunities Fund, Institutional Class Shares	24,074,354	11,435,049	41,356,452	(655,832)	940,049	—	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	35,491,452	—	—	—	2,652,575	35,677,132
JPMorgan International Realty Fund, Class R5 Shares	4,639,181	2,446,488	—	—	646,488	825,169	8,004,141
JPMorgan Intrepid America Fund, Class R5 Shares	18,683,264	7,399,357	—	—	379,357	1,369,462	31,319,589

112	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
SmartRetirement 2040 Fund (continued)
JPMorgan Intrepid International Fund, Institutional Class Shares	$7,693,140	$8,090,106	$—	$—	$320,105	1,042,317	$17,969,546
JPMorgan Prime Money Market Fund, Institutional Class Shares	6,900,207	67,829,646	64,648,023	—	4,851	10,081,830	10,081,830
JPMorgan Realty Income Fund, Class R5 Shares	15,880,776	3,841,132	9,170,000	1,061,170	151,132	1,454,323	13,670,632
JPMorgan Small Cap Equity Fund, Class R5 Shares	6,100,149	2,592,946	285,714	285,714	57,232	281,796	10,358,806
JPMorgan Small Cap Growth Fund, Institutional Class Shares	4,215,047	2,100,000	8,434,831	—	—	—	—
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	8,434,831	—	—	—	707,027	8,342,918
JPMorgan Small Cap Value Fund, Class R5 Shares	4,209,305	2,311,137	8,112,798	—	11,137	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	8,112,798	—	—	—	442,322	8,028,334
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	8,473,647	600,000	10,846,461	2,864,197	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	26,673,338	15,698,633	50,112,703	—	137,633	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	—	50,112,703	—	—	—	4,879,523	50,063,908
JPMorgan Value Advantage Fund, Institutional Class Shares	14,551,808	5,704,096	—	—	308,096	1,304,588	23,717,403

Total	$264,634,392			$(3,489,372)	$5,406,812		$451,665,235

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
SmartRetirement 2045 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$1,510,133	$397,093	$1,910,963	$22,864	$22,093	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	—	1,415,879	—	—	4,916	123,335	1,414,650
JPMorgan Disciplined Equity Fund, Institutional Class Shares	3,186,453	4,391,591	8,564,049	—	44,591	—	—
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	9,529,050	—	—	—	592,658	9,529,940
JPMorgan Emerging Economies Fund, Class R5 Shares	—	1,530,109	—	—	5,108	106,556	1,557,849
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	652,201	1,545,321	—	—	51,021	275,170	2,206,865
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2,233,414	1,284,935	—	—	21,835	167,352	4,125,226
JPMorgan Growth Advantage Fund, Class R5 Shares	1,747,454	701,599	—	—	—	343,467	3,039,684
JPMorgan High Yield Fund, Class R5 Shares	2,354,940	1,337,862	3,853,684	12,703	126,403	—	—
JPMorgan High Yield Fund, Class R6 Shares	—	3,994,725	—	—	—	490,131	3,994,571
JPMorgan International Equity Fund, Class R5 Shares	2,842,528	1,582,157	5,201,339	30,239	16,156	—	—

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	113

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
SmartRetirement 2045 Fund (continued)
JPMorgan International Equity Fund, Class R6 Shares	$—	$4,371,339	$—	$—	$—	316,534	$4,390,331
JPMorgan International Opportunities Fund, Institutional Class Shares	2,853,146	1,583,795	5,105,091	13,774	111,795	—	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	4,535,091	—	—	—	338,945	4,558,817
JPMorgan International Realty Fund, Class R5 Shares	634,942	65,771	—	—	65,771	83,949	814,304
JPMorgan Intrepid America Fund, Class R5 Shares	2,238,833	829,263	—	—	44,263	159,788	3,654,345
JPMorgan Intrepid International Fund, Institutional Class Shares	953,648	1,145,994	—	—	38,995	136,291	2,349,663
JPMorgan Prime Money Market Fund, Institutional Class Shares	826,921	14,109,030	13,746,012	—	575	1,189,939	1,189,939
JPMorgan Realty Income Fund, Class R5 Shares	1,879,356	181,278	682,500	91,630	18,278	187,076	1,758,516
JPMorgan Small Cap Equity Fund, Class R5 Shares	703,841	370,103	35,077	35,077	7,026	34,595	1,271,730
JPMorgan Small Cap Growth Fund, Institutional Class Shares	540,742	189,999	969,847	—	—	—	—
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	969,847	—	—	—	81,295	959,279
JPMorgan Small Cap Value Fund, Class R5 Shares	542,221	188,640	917,427	—	1,140	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	917,427	—	—	—	47,758	907,876
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	1,052,494	104,999	1,380,034	288,027	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	3,196,356	2,050,960	6,178,221	—	14,960	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	—	6,178,221	—	—	—	601,579	6,172,205
JPMorgan Value Advantage Fund, Institutional Class Shares	1,752,838	793,620	—	—	38,420	162,684	2,957,599

Total	$31,702,461			$494,314	$633,346		$56,853,389

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
SmartRetirement 2050 Fund
JPMorgan Core Bond Fund, Class R5 Shares	$1,752,853	$560,598	$2,317,273	$23,710	$25,262	—	$—
JPMorgan Core Bond Fund, Class R6 Shares	—	1,561,696	—	—	5,423	136,037	1,560,340
JPMorgan Disciplined Equity Fund, Institutional Class Shares	3,636,121	4,198,537	8,957,166	—	48,538	—	—
JPMorgan Disciplined Equity Fund, Class R6 Shares	—	9,667,166	—	—	—	601,247	9,668,050
JPMorgan Emerging Economies Fund, Class R5 Shares	—	1,635,460	—	—	5,460	113,893	1,665,110
JPMorgan Emerging Markets Debt Fund, Class R5 Shares	781,547	1,600,424	—	—	56,425	298,887	2,397,074
JPMorgan Emerging Markets Equity Fund, Institutional Class Shares	2,578,692	1,264,847	224,000	(2,510)	23,347	175,278	4,320,601
JPMorgan Growth Advantage Fund, Class R5 Shares	2,011,745	770,499	125,000	(4,956)	—	376,607	3,332,969

114	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	For the six months ended December 31, 2010
Affiliate	Value at June 30, 2010	Purchase Cost	Sales Proceeds	Realized Gain/(Loss)	Dividend Income	Shares at December 31, 2010	Value at December 31, 2010
SmartRetirement 2050 Fund (continued)
JPMorgan High Yield Fund, Class R5 Shares	$2,719,479	$1,388,114	$4,293,542	$12,626	$140,011	—	$—
JPMorgan High Yield Fund, Class R6 Shares	—	4,203,939	—	—	—	515,821	4,203,939
JPMorgan International Equity Fund, Class R5 Shares	3,308,551	2,095,226	6,298,497	49,769	17,225	—	—
JPMorgan International Equity Fund, Class R6 Shares	—	4,578,497	—	—	—	331,535	4,598,389
JPMorgan International Opportunities Fund, Institutional Class Shares	3,317,168	1,244,282	5,310,731	4,729	123,182	—	—
JPMorgan International Opportunities Fund, Class R6 Shares	—	4,650,731	—	—	—	347,588	4,675,062
JPMorgan International Realty Fund, Class R5 Shares	686,707	355,676	256,000	(647)	74,676	95,316	924,562
JPMorgan Intrepid America Fund, Class R5 Shares	2,573,783	1,184,941	—	—	53,941	194,726	4,453,386
JPMorgan Intrepid International Fund, Institutional Class Shares	1,050,776	1,057,458	—	—	42,959	139,880	2,411,537
JPMorgan Prime Money Market Fund, Institutional Class Shares	817,815	14,686,977	14,048,590	—	589	1,456,202	1,456,202
JPMorgan Realty Income Fund, Class R5 Shares	2,262,966	130,242	935,000	111,861	20,242	202,504	1,903,536
JPMorgan Small Cap Equity Fund, Class R5 Shares	935,102	111,970	34,966	34,966	7,004	34,486	1,267,711
JPMorgan Small Cap Growth Fund, Institutional Class Shares	553,240	470,001	1,357,277	174,430	—	—	—
JPMorgan Small Cap Growth Fund, Class R6 Shares	—	789,277	—	—	—	66,159	780,676
JPMorgan Small Cap Value Fund, Class R5 Shares	599,090	236,126	1,025,332	—	1,126	—	—
JPMorgan Small Cap Value Fund, Class R6 Shares	—	1,025,332	—	—	—	53,375	1,014,657
JPMorgan U.S. Dynamic Plus Fund, Select Class Shares	1,126,672	185,000	1,516,318	206,764	—	—	—
JPMorgan U.S. Equity Fund, Class R5 Shares	3,652,521	2,083,907	6,824,512	31,991	17,907	—	—
JPMorgan U.S. Equity Fund, Class R6 Shares	—	5,967,512	—	—	—	581,063	5,961,702
JPMorgan Value Advantage Fund, Institutional Class Shares	2,043,509	836,393	71,600	(3,671)	42,495	179,940	3,271,306

Total	$36,408,337			$639,062	$705,812		$59,866,809

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method adjusted for amortization of premiums and accretion of discounts. Dividend income less foreign taxes withheld, if any, and distributions of realized gains from the Underlying Funds are recorded on the ex-dividend date or when a Fund first learns of the dividend.

G. Allocation of Income and Expenses — In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Expenses directly attributable to a fund are charged directly to that fund while the expenses attributable to more than one fund of the Trust are allocated among the respective funds. Each class of shares bears its pro-rata portion of expenses attributable to its Fund, except that each class separately bears expenses related specifically to that class, such as distribution and shareholder servicing fees.

The Funds invest in other J.P. Morgan Funds and, as a result, bear a portion of the expenses incurred by the Underlying Funds. These expenses are not reflected in the expenses shown in the Statements of Operations and are not included in the ratios to average net assets shown in the Financial Highlights. Certain expenses of affiliated Underlying Funds are waived as described in Note 3.F.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	115

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

H. Federal Income Taxes — Each Fund is treated as a separate taxable entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized gain on investments. Accordingly, no provision for Federal income tax is necessary. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits or losses will significantly change in the next twelve months. However, the Funds’ conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. Each of the Funds’ Federal tax returns for the prior three fiscal years, or since inception if shorter, remains subject to examination by the Internal Revenue Service.

I. Dividends and Distributions to Shareholders — Dividends from net investment income are declared and paid quarterly. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed by each Fund at least annually. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to the Investment Advisory Agreement, the Advisor acts as the investment advisor to the Funds. The Advisor is a wholly-owned subsidiary of JPMorgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). The Advisor supervises the investments of each respective Fund and receives no compensation for performing such services although the Advisor and its affiliates receive investment advisory fees from the Underlying Funds.

The Advisor reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, JPMorgan Funds Management, Inc. (the “Administrator”), an indirect, wholly-owned subsidiary of JPMorgan, provides certain administration services to the Funds. The Administrator does not receive a separate fee for services to the Funds but does receive fees for services to the Underlying Funds.

J.P. Morgan Investor Services, Co. (“JPMIS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Funds’ Sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMIS is paid a fee by the Administrator.

The Administrator pays many of the ordinary expenses incurred by the Funds in their operations including taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares, the cost of custodial and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (the “Distributor”), a wholly-owned subsidiary of JPMorgan, serves as the Trust’s exclusive underwriter and promotes and arranges for the sale of each Fund’s shares.

The Board of Trustees has adopted a Distribution Plan (the “Distribution Plan”) for Class A, Class C and Class R2 Shares of the Funds in accordance with Rule 12b-1 under the 1940 Act. The Distribution Plan provides that each Fund shall pay distribution fees, including payments to the Distributor, at annual rates of the average daily net assets as shown in the table below:

Class A	Class C	Class R2
0.25%	0.75%	0.50%

In addition, the Distributor is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the six months ended December 31, 2010, the Distributor retained the following amounts:

	Front-End Sales Charge	CDSC
SmartRetirement Income Fund	$837	$245
SmartRetirement 2010 Fund	4,037	194
SmartRetirement 2015 Fund	3,233	796
SmartRetirement 2020 Fund	8,653	303
SmartRetirement 2025 Fund	4,890	36
SmartRetirement 2030 Fund	9,066	556
SmartRetirement 2035 Fund	2,406	175
SmartRetirement 2040 Fund	8,575	33
SmartRetirement 2045 Fund	1,694	26
SmartRetirement 2050 Fund	991	—

116	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

D. Shareholder Servicing Fees — The Trust, on behalf of the Funds, has entered into a Shareholder Servicing Agreement with the Distributor under which the Distributor provides certain support services to the shareholders. For performing these services, the Distributor receives a fee that is computed daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class R2	Institutional Class	Select Class
0.25%	0.25%	0.25%	0.10%	0.25%

The Distributor has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Funds under which the Distributor will pay all or a portion of such fees earned to financial intermediaries for performing such services.

The Distributor waived Shareholder Servicing fees as outlined in Note 3.F.

The shares of the Underlying Funds in which the Fund invests impose a separate shareholder service fee. To avoid charging a shareholder service fee at an effective rate above 0.25% for Class A, Class C, Class R2 and Select Class Shares and 0.10% for Institutional Class Shares, the shareholder servicing agent will waive shareholder service fees with respect to the Funds in an amount equal to the weighted average pro-rata amount of shareholder service fees charged by the Underlying Funds up to 0.10% with respect to Institutional Class Shares.

E. Custodian and Accounting Fees — JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Funds, provides portfolio custody and accounting services for the Funds. As part of its administration agreement, the Administrator pays fees and certain expenses for custody and fund accounting. The custodian fees may be reduced by credits earned by each Fund, based on uninvested cash balances held by the custodian.

Interest expense, if any, paid to the custodian related to cash overdrafts is included in Interest expense to affiliates in the Statements of Operations.

F. Waivers and Reimbursements — The Advisor, Administrator and Distributor have contractually agreed to waive fees and/or reimburse the Funds to the extent that total annual operating expenses (excluding acquired fund fees and expenses, dividend expense related to short sales, interest, taxes, extraordinary expenses and expenses related to the Board of Trustees’ deferred compensation plan) exceed the percentages of the Funds’ respective average daily net assets as shown in the table below:

	Class A	Class C	Class R2	Institutional Class	Select Class
SmartRetirement Income Fund	0.27%	0.92%	0.52%	0.02%	0.17%
SmartRetirement 2010 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2015 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2020 Fund	0.28	0.93	0.53	0.03	0.18
SmartRetirement 2025 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2030 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2035 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2040 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2045 Fund	0.29	0.94	0.54	0.04	0.19
SmartRetirement 2050 Fund	0.29	0.94	0.54	0.04	0.19

The contractual expense limitation agreements were in effect for the six months ended December 31, 2010. The contractual expense limitation percentages in the table above are in place until at least November 1, 2011.

For the six months ended December 31, 2010, the Funds’ service providers waived fees and/or reimbursed expenses for each of the Funds as follows. None of these parties expects the Funds to repay any such waived fees and reimbursed expenses in future years.

	Contractual Waivers
	Shareholder Servicing	Contractual Reimbursements
SmartRetirement Income Fund	$134,266	$10,573
SmartRetirement 2010 Fund	132,835	31,607
SmartRetirement 2015 Fund	207,589	73,162
SmartRetirement 2020 Fund	383,640	143,048
SmartRetirement 2025 Fund	146,513	37,991
SmartRetirement 2030 Fund	340,426	117,555
SmartRetirement 2035 Fund	92,055	40,604
SmartRetirement 2040 Fund	234,257	112,209
SmartRetirement 2045 Fund	33,647	23,327
SmartRetirement 2050 Fund	33,856	10,133

G. Other — Certain officers of the Trust are affiliated with the Advisor, the Administrator and the Distributor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Funds for serving in their respective roles.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	117

NOTES TO FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2010 (Unaudited) (continued)

The Board of Trustees appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. Each Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees in the Statements of Operations.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the six months ended December 31, 2010, certain Funds and/or certain Underlying Funds may have purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate are affiliated with the Advisor.

The Funds may use related party broker/dealers. For the six months ended December 31, 2010, the Funds did not incur any brokerage commissions with broker/dealers affiliated with the Advisor.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Funds to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments subject to certain conditions.

The SEC has granted an exemptive order permitting the Funds to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the six months ended December 31, 2010, purchases and sales of investments (excluding short-term investments) were as follows:

	Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)
SmartRetirement Income Fund	$78,043,549	$27,402,170
SmartRetirement 2010 Fund	102,288,312	37,276,135
SmartRetirement 2015 Fund	93,490,887	30,134,993
SmartRetirement 2020 Fund	281,631,430	51,353,061
SmartRetirement 2025 Fund	86,453,628	17,810,449
SmartRetirement 2030 Fund	240,767,547	56,665,409
SmartRetirement 2035 Fund	50,274,224	10,547,765
SmartRetirement 2040 Fund	159,839,482	38,001,702
SmartRetirement 2045 Fund	21,494,628	4,010,313
SmartRetirement 2050 Fund	22,266,463	7,847,684
During the six months ended December 31, 2010, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the cost and unrealized appreciation (depreciation) in value of the investment securities at December 31, 2010 were as follows:

	Aggregate Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SmartRetirement Income Fund	$229,861,486	$22,769,831	$114,872	$22,654,959
SmartRetirement 2010 Fund	220,666,866	22,464,670	94,999	22,369,671
SmartRetirement 2015 Fund	336,933,377	42,580,014	358,149	42,221,865
SmartRetirement 2020 Fund	673,688,954	93,391,917	406,655	92,985,262
SmartRetirement 2025 Fund	207,884,829	30,184,198	114,982	30,069,216
SmartRetirement 2030 Fund	570,112,610	94,202,947	396,624	93,806,323
SmartRetirement 2035 Fund	129,039,061	22,629,909	74,151	22,555,758
SmartRetirement 2040 Fund	392,413,582	69,260,016	873,287	68,386,729
SmartRetirement 2045 Fund	49,445,893	8,560,640	27,519	8,533,121
SmartRetirement 2050 Fund	52,660,516	8,503,446	26,442	8,477,004

6. Borrowings

The Funds rely upon an exemptive order (“Order”) permitting the establishment and operation of an Interfund Lending Facility (“Facility”). The Facility allows the Funds to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. The Interfund Loan Rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order

118	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

was granted to JPMorgan Trust II and may be relied upon by the Funds because they are investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

In addition, the Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the JPMorgan Funds including the Funds. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to each Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 15, 2011.

The Funds had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility at December 31, 2010, or at any time during the six months then ended.

Interest expense paid, if any, as a result of borrowings from another fund or from the unsecured, uncommitted credit facility is included in Interest expense to affiliates in the Statements of Operations.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Funds enter into contracts that contain a variety of representations which provide general indemnifications. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against each Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

Because of the Funds’ investments in Underlying Funds, the Funds indirectly pay a portion of the expenses incurred by the Underlying Funds. As a result, the cost of investing in the Funds may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Funds are also subject to certain risks related to Underlying Funds’ investments in securities and financial instruments such as fixed income securities including high yield, asset-backed and mortgage-related securities; equity securities; foreign and emerging markets securities; and real estate securities. These securities are subject to risks specific to their structure, sector or market.

In addition, the Underlying Funds may use derivative instruments in connection with their individual investment strategies including futures, foreign forward currency contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in securities.

Specific risks and concentrations present in the Underlying Funds are disclosed within their individual financial statements and registration statements, as appropriate.

The Funds own in the aggregate, more than 10% of the net assets of the following Underlying Funds:

Fund	% of Net Assets
JPMorgan Disciplined Equity Fund	69
JPMorgan Emerging Economies Fund	62
JPMorgan Emerging Markets Debt Fund	35
JPMorgan Growth Advantage Fund	16
JPMorgan Inflation Managed Bond Fund	21
JPMorgan International Equity Fund	28
JPMorgan International Opportunities Fund	59
JPMorgan International Realty Fund	60
JPMorgan Intrepid America Fund	11
JPMorgan Intrepid International Fund	49
JPMorgan Real Return Fund	11
JPMorgan Realty Income Fund	28
JPMorgan Value Advantage Fund	15

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	119

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds (not including expenses of the Underlying Funds) and to compare these costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, July 1, 2010, and continued to hold your shares at the end of the reporting period, December 31, 2010.

Actual Expenses

For each Class of each Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), or redemption fees, and expenses of the Underlying Funds. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
SmartRetirement Income Fund
Class A
Actual	$1,000.00	$1,105.70	$1.43	0.27%
Hypothetical	1,000.00	1,023.84	1.38	0.27
Class C
Actual	1,000.00	1,101.80	4.87	0.92
Hypothetical	1,000.00	1,020.57	4.69	0.92
Class R2
Actual	1,000.00	1,105.00	2.76	0.52
Hypothetical	1,000.00	1,022.58	2.65	0.52
Institutional Class
Actual	1,000.00	1,107.40	0.11	0.02
Hypothetical	1,000.00	1,025.10	0.10	0.02
Select Class
Actual	1,000.00	1,106.70	0.90	0.17
Hypothetical	1,000.00	1,024.35	0.87	0.17

SmartRetirement 2010 Fund
Class A
Actual	1,000.00	1,113.70	1.49	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class C
Actual	1,000.00	1,109.50	4.94	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class R2
Actual	1,000.00	1,111.90	2.82	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53

120	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
SmartRetirement 2010 Fund (continued)
Institutional Class
Actual	$1,000.00	$1,114.80	$0.16	0.03%
Hypothetical	1,000.00	1,025.05	0.15	0.03
Select Class
Actual	1,000.00	1,114.30	0.96	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18

SmartRetirement 2015 Fund
Class A
Actual	1,000.00	1,150.00	1.52	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class C
Actual	1,000.00	1,145.80	5.03	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class R2
Actual	1,000.00	1,148.60	2.87	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53
Institutional Class
Actual	1,000.00	1,151.80	0.16	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03
Select Class
Actual	1,000.00	1,151.10	0.98	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18

SmartRetirement 2020 Fund
Class A
Actual	1,000.00	1,174.90	1.53	0.28
Hypothetical	1,000.00	1,023.79	1.43	0.28
Class C
Actual	1,000.00	1,170.20	5.09	0.93
Hypothetical	1,000.00	1,020.52	4.74	0.93
Class R2
Actual	1,000.00	1,173.20	2.90	0.53
Hypothetical	1,000.00	1,022.53	2.70	0.53
Institutional Class
Actual	1,000.00	1,175.70	0.16	0.03
Hypothetical	1,000.00	1,025.05	0.15	0.03
Select Class
Actual	1,000.00	1,175.10	0.99	0.18
Hypothetical	1,000.00	1,024.30	0.92	0.18

SmartRetirement 2025 Fund
Class A
Actual	1,000.00	1,198.70	1.61	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,194.20	5.20	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,196.80	2.99	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,199.60	0.22	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	121

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited) (continued)

Hypothetical $1,000 Investment

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
SmartRetirement 2025 Fund (continued)
Select Class
Actual	$1,000.00	$1,198.80	$1.05	0.19%
Hypothetical	1,000.00	1,024.25	0.97	0.19

SmartRetirement 2030 Fund
Class A
Actual	1,000.00	1,217.10	1.62	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,213.10	5.24	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,216.20	3.02	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,217.80	0.22	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,217.40	1.06	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

SmartRetirement 2035 Fund
Class A
Actual	1,000.00	1,231.00	1.63	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,226.40	5.28	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,229.00	3.03	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,232.40	0.23	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,231.50	1.07	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

SmartRetirement 2040 Fund
Class A
Actual	1,000.00	1,231.40	1.63	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,227.60	5.28	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,229.90	3.04	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,232.90	0.23	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,231.70	1.07	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

122	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

	Beginning Account Value, July 1, 2010	Ending Account Value, December 31, 2010	Expenses Paid During July 1, 2010 to December 31, 2010*	Annualized Expense Ratio
SmartRetirement 2045 Fund
Class A
Actual	$1,000.00	$1,230.20	$1.63	0.29%
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,225.90	5.27	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,227.60	3.03	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,230.90	0.22	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,230.10	1.07	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

SmartRetirement 2050 Fund
Class A
Actual	1,000.00	1,233.50	1.63	0.29
Hypothetical	1,000.00	1,023.74	1.48	0.29
Class C
Actual	1,000.00	1,229.20	5.28	0.94
Hypothetical	1,000.00	1,020.47	4.79	0.94
Class R2
Actual	1,000.00	1,231.40	3.04	0.54
Hypothetical	1,000.00	1,022.48	2.75	0.54
Institutional Class
Actual	1,000.00	1,235.10	0.23	0.04
Hypothetical	1,000.00	1,025.00	0.20	0.04
Select Class
Actual	1,000.00	1,233.50	1.07	0.19
Hypothetical	1,000.00	1,024.25	0.97	0.19

*	Expenses are equal to the Funds’ annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	123

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited)

The Board of Trustees meets regularly throughout the year and considers factors that are relevant to its annual consideration of investment advisory agreements at each meeting. The Board of Trustees has established various standing committees, composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment subcommittees (money market and alternative products, equity, and fixed income) also meet as needed for the specific purpose of considering advisory contract annual renewals. The Board of Trustees held meetings in person in June and August 2010, at which the Trustees considered the continuation of each of the investment advisory agreements for the Funds whose semi-annual report is contained herein (each an “Advisory Agreement” and collectively, the “Advisory Agreements”). At the June meeting, the Board’s investment subcommittees met to review and consider performance, expense and related information concerning the Funds and the underlying J.P. Morgan Funds in which each of the Funds invests (the “Underlying Funds”). Each investment subcommittee reported to the full Board, which then considered the investment subcommittee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreements or any of their affiliates, approved the continuation of each Advisory Agreement on August 18, 2010.

The Trustees, as part of their review of the investment advisory arrangements for the Funds, considered and reviewed performance and other information of the Funds and the Underlying Funds received from the Advisor, on a regular basis over the course of the year, as well as information specifically prepared for their annual review. This information includes the Funds’, and the Underlying Funds’ performance against the Funds’ and the Underlying Funds’ peers and benchmarks and analyses by the Advisor of the Funds, and the Underlying Funds’ performance. In addition, the Trustees have engaged an independent consultant to report on the performance of each of the Funds at each of the Trustees’ regular meetings. The Advisor also periodically provides comparative information regarding the Funds’, and the Underlying Funds’ expense ratios and those of the peer groups. In addition, in preparation for the June and August meetings, the Trustees requested and received and evaluated extensive materials from the Advisor, including, with respect to certain Funds and/or Underlying Funds, performance and expense information compiled by Lipper Inc. (“Lipper”), an independent provider of investment company data. The Trustees also have engaged an independent consultant to provide additional analyses of the performance of Funds with greater than two years of performance history in connection with the review of the investment advisory arrangements. Prior to voting, the Trustees reviewed the proposed approval of the Advisory Agreement with representatives of the Advisor and with counsels to the Trust and independent Trustees and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed approval. The Trustees also discussed the proposed approvals in executive sessions with counsels to the Trust and independent Trustees at which no representatives of the Advisor were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve each Advisory Agreement.

In their deliberations, there was a comprehensive consideration of the information received by the Trustees. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. From year to year, the Trustees consider and place emphasis on relevant information in light of changing circumstances in market and economic conditions. The Trustees determined that the overall arrangement between the Funds and the Advisor, as provided in each Advisory Agreement was fair and reasonable and that the continuance of the investment advisory contract was in the best interests of each Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Advisor

The Trustees received and considered information regarding the nature, extent and quality of the services provided to each Fund under the Advisory Agreement. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Advisor’s senior management and the expertise of, and the amount of attention given to each Fund by, investment personnel of the Advisor. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of each Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Advisor and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of each Fund. The Trustees also reviewed information relating to enhancements to the Advisor’s risk governance model in light of recent market turbulence and reports showing that the Advisor has consistently complied with the investment policies and restrictions of each of the Funds. The quality of the administrative services provided by JPMorgan Funds Management, Inc. (“JPMFM”), an affiliate of the Advisor, was also considered.

The Board of Trustees also considered its knowledge of the nature and quality of the services provided by the Advisor to

124	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

the Funds gained from their experience as Trustees of the Funds. In addition, they considered the overall reputation and capabilities of the Advisor and its affiliates, the commitment of the Advisor to provide high quality service to the Funds, their overall confidence in the Advisor’s integrity and the Advisor’s responsiveness to concerns raised by them, including the Advisor’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to each Fund.

Based on these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services provided to the Funds by the Advisor.

Costs of Services Provided and Profitability to the Advisor and its Affiliates

The Trustees noted that there was no advisory fee charged to the Funds. At the request of the Trustees, the Advisor provided information regarding the profitability to the Advisor and its affiliates in providing services to the Funds and the Underlying Funds. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Advisor’s determination of its and its affiliates’ revenues from the contractual services provided to the Funds and the Underlying Funds, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Advisor. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based on their review, the Trustees concluded that the profitability to the Advisor of each of the Advisory Agreements was not unreasonable in light of the services and benefits provided to each Fund and Underlying Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Advisor and its affiliates as a result of their relationship with the Funds including the benefits received by the Advisor and its affiliates in connection with the Funds’ investments in the Underlying Funds in which each of the Funds invests. The Board also considered the Advisor’s use of third-party soft dollar arrangements with respect to securities transactions in U.S. equity securities in certain of the Underlying Funds that invest primarily in U.S. equity securities. The Trustees also considered that JPMFM and JPMDS, affiliates of the Advisor, earn fees from the Funds and/or

Underlying Funds for providing administrative and shareholder services. These fees were shown separately in the profitability analysis presented to the Trustees. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Funds’ distributor and that these fees are in turn generally paid to financial intermediaries that sell the Funds, including financial intermediaries that are affiliates of the Advisor. The Trustees also considered the fees paid to JPMorgan Chase Bank, NA (“JPMCB”) for custody and fund accounting and other related services to the Underlying Funds, noting that JPMFM pays such fees for the Funds pursuant to the Administration Agreement.

Economies of Scale

The Trustees noted that there was not an investment advisory fee or administrative fee charged to the Funds. The Trustees further noted that JPMFM paid many of the ordinary expenses incurred by the Funds including organization costs, taxes, ordinary fees and expenses for legal and auditing services, fees and expenses of pricing services, the expenses of preparing (including typesetting), printing and mailing reports, prospectuses, statements of additional information, proxy solicitation material and notices to existing shareholders, all expenses incurred in connection with issuing and redeeming shares (not including transfer agency fees), the cost of custodian and fund accounting services, and the cost of initial and ongoing registration of the shares under Federal and state securities laws.

Independent Written Evaluation of the Funds’ Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Funds had prepared an independent written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees of the Underlying Funds. In determining whether to continue the Advisory Agreements, the Trustees considered the Chief Compliance Officer’s report.

Fees Relative to Advisor’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Advisor for investment management styles substantially similar to that of each Fund. The Trustees also considered the complexity of investment management for the Funds relative to the Advisor’s other clients and the differences in the nature and extent of the services provided to the different clients. The Trustees noted that there was no investment advisory fee charged directly to the Funds. The Trustees further noted that the overall fee structure of the Funds as compared to the Advisor’s other clients was reasonable.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	125

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

(Unaudited) (continued)

Investment Performance

The Trustees received and considered absolute and/or relative performance for Funds which had at least one full year of performance at the time of the review in a report prepared by Lipper. The Trustees considered the total return performance information, which included the ranking of those Funds which had at least one full year of performance at the time of the review within a performance universe made up of funds with the same Lipper investment classification and objective (the “Universe Group”) by total return for applicable one-, three- and five-year periods. The Trustees reviewed a description of Lipper’s methodology for selecting mutual funds in each Fund’s Universe Group. The Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed each Fund’s performance against its benchmark and considered the performance information provided for the Funds at regular Board meetings by the Advisor and the independent consultant and also considered the special analysis by the independent consultant. The Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to each Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s performance was in the second quintile for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2009, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2010 Fund’s performance was in the second quintile for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2009, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2015 Fund’s performance was in the second quintile for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2009, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2020 Fund’s performance was in the second and first quintiles for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2009, respectively, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2025 Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-year period ended December 31, 2009, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2030 Fund’s performance was in the first quintile for both Class A and Select Class shares for the one- and three-year periods ended December 31, 2009, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2035 Fund’s performance was in the second quintile for Class A and in the first quintile for Select Class shares for the one-year period ended December 31, 2009, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2040 Fund’s performance was in the second and first quintiles for Class A and Select Class shares for the one- and three-year periods ended December 31, 2009, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2045 Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-year period ended December 31, 2009, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

The Trustees noted that the SmartRetirement 2050 Fund’s performance was in the second quintile for both Class A and Select Class shares for the one-year period ended December 31, 2009, and that the independent consultant indicated that overall performance was attractive. The Trustees discussed the performance and investment strategy of the Fund with the

126	JPMORGAN SMARTRETIREMENT FUNDS	DECEMBER 31, 2010

Advisor and, based upon this discussion and other factors, concluded that the performance was reasonable.

Advisory Fees and Expense Ratios

The Funds are not charged a separate investment advisory fee by the Advisor and the Trustees considered the reasonableness of the investment advisory fee and expense ratio of the Underlying Funds with respect to the Funds. The Trustees considered the contractual advisory fee rate paid by each Underlying Fund to the Advisor or its affiliates by comparing that rate to the information prepared by Lipper concerning management fee rates paid by other funds in the same Lipper category as each Underlying Fund. The Trustees recognized that Lipper reported each Underlying Fund’s management fee rate as the combined contractual advisory fee rate and the administration fee. The Trustees also considered the fee waiver and/or expense reimbursement arrangements currently in place for each Underlying Fund and considered the net advisory fee rate after taking into account waivers and/or reimbursements. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of each Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the SmartRetirement Income Fund’s net advisory fee for Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2010 Fund’s net advisory fee for Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2015 Fund’s net advisory fee for Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2020 Fund’s net advisory fee for Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and

Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2025 Fund’s net advisory fee for Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2030 Fund’s net advisory fee for Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2035 Fund’s net advisory fee for Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2040 Fund’s net advisory fee for Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the first and second quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2045 Fund’s net advisory fee for Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

The Trustees noted that the SmartRetirement 2050 Fund’s net advisory fee for Class A and Select Class shares was in the first quintile, and that the actual total expenses for Class A and Select Class shares were in the second and third quintiles, respectively, of their Universe Group. After considering the factors identified above, in light of the information, the Trustees concluded that the advisory fees were reasonable.

DECEMBER 31, 2010	JPMORGAN SMARTRETIREMENT FUNDS	127

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

Each Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of each Fund’s policies and procedures with respect to the disclosure of each Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and a description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Funds to the Advisor. A copy of the Funds’ voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Funds’ website at www.jpmorganfunds.com no later than August 31 of each year. The Funds’ proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management business of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2010 All rights reserved. December 2010.	SAN-SR-1210

ITEM 2. CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable to a semi-annual report.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable to a semi-annual report.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not applicable to a semi-annual report.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable to a semi-annual report.

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not applicable.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust I

By:	/s/
Patricia A. Maleski
President and Principal Executive Officer
March 9, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/
Patricia A. Maleski
President and Principal Executive Officer
March 9, 2011

By:	/s/
Joy C. Dowd
Treasurer and Principal Financial Officer
March 9, 2011